UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-03833

MAINSTAY VP FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Item 1.	Reports to Stockholders.

MainStay VP Wellington U.S. Equity Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended June 30, 2023. Markets reacted positively to several developments – easing inflationary pressures and softening monetary policy – the most prominent among them.
At the start of the reporting period, high levels of inflation had already begun to show signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.06% in June 2022, the annualized U.S. inflation rate as measured by the Consumer Price Index fell to 6.41% in January 2023, and to 2.97% in June 2023, according to the most recent figures. At the same time, the Fed increased the benchmark federal funds rate, from 4.25%–4.50% at the beginning of the reporting period, to 5.00%–5.25% as of June 30, 2023. While the Fed signaled that further rate increases were likely in 2023, the Fed also appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a negative note, rising interest rates contributed to the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry, and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the S&P 500® Index’s strongest sector, followed by consumer discretionary. However, the communications services, utilities and energy sectors lost substantial ground as value-oriented stocks fell out of favor and oil prices declined, with financials and health care shares dipping more mildly. While international markets rose, they generally trailed the U.S. market, with developed international markets outperforming their emerging markets counterparts.
Corporate bond prices trended moderately higher amid high volatility, bolstered by positive inflationary and interest rate trends in the United States while constrained by banking industry turmoil. After years of low yields and tight credit spreads, the sector benefited from more attractive valuations and income opportunities. Markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. Long-term rates remained lower than short-term rates throughout the reporting period, a yield curve inversion that reminded investors of the uncertainties implicit in the current economic environment. U.S. Treasury bonds provided more modest gains, with the positive impact of declining inflation largely balanced by the negative impact of high consumer prices.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the long-term focus, unique perspectives and commitment to client service you expect.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date[1,2]	Six Months[3]	One Year	Five Years	Ten Years	Gross Expense Ratio[4]
Initial Class Shares	1/23/1984	14.96%	16.20%	9.46%	11.37%	0.57%
Service Class Shares	6/5/2003	14.82	15.90	9.19	11.09	0.82

1.	Effective January 1, 2018, due to an organizational restructuring, all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC, the former subadvisor.
2.	Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisors and principal investment strategies.
3.	Not annualized.
4.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P 500® Index[2]	16.89%	19.59%	12.31%	12.86%
Morningstar Large Blend Category Average[3]	13.39	16.88	10.72	11.38

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The S&P 500® Index is the Portfolio's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the funds' returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Wellington U.S. Equity Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,149.60	$2.98	$1,022.02	$2.81	0.56%
Service Class Shares	$1,000.00	$1,148.20	$4.31	$1,020.78	$4.06	0.81%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Wellington U.S. Equity Portfolio

Industry Composition as of June 30, 2023 (Unaudited)
Software	10.3%
Semiconductors & Semiconductor Equipment	8.6
Interactive Media & Services	7.8
Technology Hardware, Storage & Peripherals	6.3
Pharmaceuticals	4.5
Broadline Retail	4.5
Machinery	3.7
Banks	3.6
Health Care Equipment & Supplies	3.5
Household Products	3.4
Insurance	3.2
Hotels, Restaurants & Leisure	3.0
Oil, Gas & Consumable Fuels	2.8
Chemicals	2.7
Beverages	2.6
Health Care Providers & Services	2.5
Electric Utilities	2.4
Life Sciences Tools & Services	2.3
Biotechnology	2.3
Financial Services	2.0
Capital Markets	1.5%
Aerospace & Defense	1.5
Specialty Retail	1.5
Electrical Equipment	1.4
Textiles, Apparel & Luxury Goods	1.3
Industrial REITs	1.2
Entertainment	1.2
Consumer Finance	1.1
Personal Care Products	1.0
Building Products	1.0
Electronic Equipment, Instruments & Components	0.9
IT Services	0.8
Residential REITs	0.8
Automobiles	0.6
Energy Equipment & Services	0.6
Short–Term Investment	1.0
Other Assets, Less Liabilities	0.6
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2023 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Apple, Inc.
3.	Alphabet, Inc.
4.	Amazon.com, Inc.
5.	NVIDIA Corp.
6.	UnitedHealth Group, Inc.
7.	JPMorgan Chase & Co.
8.	Meta Platforms, Inc., Class A
9.	Procter & Gamble Co. (The)
10.	Mastercard, Inc., Class A

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Mammen Chally, CFA, Douglas W. McLane, CFA, and David A. Siegle, CFA, of Wellington Management Company LLP (“Wellington”), the Portfolio’s Subadvisor.
How did MainStay VP Wellington U.S. Equity Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP Wellington U.S. Equity Portfolio returned 14.96% for Initial Class shares and 14.82% for Service Class shares. Over the same period, both share classes underperformed the 16.89% return of the S&P 500® Index (the "Index”), which is the Portfolio’s benchmark, and outperformed the 13.39% return of the Morningstar Large Blend Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio underperformed the Index primarily due to security selection. Sector attribution, a result of Wellington's bottom-up stock selection process, also weighed on relative results.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
Security selection in the health care, consumer staples and materials sectors made the strongest positive contributions to the Portfolio’s performance relative to the Index, while selection in information technology industrials and consumer discretionary detracted. (Contributions take weightings and total returns into account.) From a sector allocation perspective, overweight allocation to health care and underweight allocation to communication services weighed on relative performance, but this was partially offset by the Portfolio’s underweight exposure to energy and financials.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The strongest contributors to absolute performance included holdings in enterprise software company Microsoft, consumer electronic maker Apple and online retailer Amazon.com. Microsoft shares rose after the company reported better-than-expected earnings and revenue results in April 2023. The company’s intelligent cloud and productivity and business processes segments each grew revenue by double digits year-over-year. In addition, the company's alliance with artificial intelligence (“AI”) developer OpenAI led to the announcement of new product releases, including Copilot, an AI assistant designed to enhance the functionality of Microsoft’s Bing web browser, and its Office product suite. Apple shares climbed after the company reported earnings ahead of consensus estimates, led by strong iPhone sales and healthy operating margins. The board of directors also authorized an additional share buyback of up to $90 billion.
Amazon.com shares rose after semiconductor maker NVIDIA reported strong results, driven by rapidly increasing demand for AI, sparking a market rally. We believe the current trend toward AI should benefit Amazon Web Services and increase demand for its cloud computing platforms.
The most significant detractors from the Portfolio’s absolute performance included holdings in pharmaceutical company Pfizer, financial management firm The Charles Schwab Corporation and health plan provider UnitedHealth Group. Pfizer shares fell as the company announced it would stop the development of GLP-1-RA candidate lotiglipron for treatment of obesity and Type 2 Diabetes, due to potentially toxic liver enzyme levels observed in patients. Pfizer also reported a first quarter 2023 revenue decrease of 29% year-over-year, driven by a decline in sales of COVID-19 related products. Charles Schwab shares fell when the collapse of Silicon Valley Bank sparked a massive selloff of financial sector stocks, as investors feared that firms like Schwab, which have large bond holdings with long maturities, might be forced to sell these assets at a loss to cover a rush of deposit withdrawals. Earlier in the reporting period, Schwab reported fourth quarter 2022 results that missed estimates on lower deposit account fees. UnitedHealth Group shares declined when managed care stocks came under pressure amid a sentiment shift in Medicare Advantage due to near-term regulatory risk arising from a ruling affecting Medicare Advantage payments.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio’s largest purchases included a new position in social media company Meta Platforms and an increased position in semiconductor maker NVIDIA. We reinitiated a position in Meta after engaging with the company. We saw signs that the company’s fundamentals were playing out positively, as prior headwinds (including Apple’s changes to its privacy management policies and TikTok’s incremental competition) became more benign. Meta’s ramp-up of its Reels product (providing a more direct answer to TikTok) progressed, with the monetization of Reels providing better visibility into the stability of Meta’s overall advertising business. All of these developments lined up with what we believe will be a digital advertising market recovery later in 2023. Given these trends and our outlook, we believed the stock’s valuation was attractive. The Portfolio already held a position in NVIDIA, which is a key player in the growth of AI. While we believed further upside was already priced into the stock, given its valuation, we increased the size of the Portfolio’s holdings for risk management purposes while continuing to hold an underweight position.
The Portfolio’s largest sales included exiting positions in biotechnology company Seagen and travel technology company Booking Holdings. We sold the position in Seagen when it was

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Wellington U.S. Equity Portfolio

announced that the company would be acquired by Pfizer. We eliminated the position in Booking Holdings, a company that operates several travel fare aggregators and travel fare metasearch engines, due to the stock’s strong performance and rising valuation.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, we increased the Portfolio’s exposure to communication services and decreased its exposure to industrials.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2023, the Portfolio’s largest overweight positions relative to the Index were in the health care and information technology sectors. As of the same date, the Portfolio held its most significantly underweight positions in utilities and financials.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2023†^(Unaudited)
	Shares	Value
Common Stocks 98.4%
Aerospace & Defense 1.5%
Raytheon Technologies Corp.	136,138	$ 13,336,079
Automobiles 0.6%
Tesla, Inc. (a)	22,376	5,857,366
Banks 3.6%
Bank of America Corp.	408,015	11,705,951
JPMorgan Chase & Co.	140,571	20,444,646
		32,150,597
Beverages 2.6%
Constellation Brands, Inc., Class A	48,415	11,916,384
Monster Beverage Corp. (a)	200,668	11,526,370
		23,442,754
Biotechnology 2.3%
Regeneron Pharmaceuticals, Inc. (a)	10,108	7,263,002
Vertex Pharmaceuticals, Inc. (a)	37,879	13,329,999
		20,593,001
Broadline Retail 4.5%
Amazon.com, Inc. (a)	308,549	40,222,448
Building Products 1.0%
Johnson Controls International plc	132,231	9,010,220
Capital Markets 1.5%
Morgan Stanley	160,565	13,712,251
Chemicals 2.7%
PPG Industries, Inc.	76,157	11,294,083
Sherwin-Williams Co. (The)	49,018	13,015,259
		24,309,342
Consumer Finance 1.1%
American Express Co.	57,704	10,052,037
Electric Utilities 2.4%
American Electric Power Co., Inc.	78,760	6,631,592
Duke Energy Corp.	105,210	9,441,545
Eversource Energy	82,551	5,854,517
		21,927,654
Electrical Equipment 1.4%
AMETEK, Inc.	76,741	12,422,833
	Shares	Value

Electronic Equipment, Instruments & Components 0.9%
CDW Corp.	43,517	$ 7,985,370
Energy Equipment & Services 0.6%
Schlumberger NV	111,132	5,458,804
Entertainment 1.2%
Walt Disney Co. (The) (a)	116,772	10,425,404
Financial Services 2.0%
Mastercard, Inc., Class A	44,898	17,658,383
Health Care Equipment & Supplies 3.5%
Abbott Laboratories	114,193	12,449,321
Becton Dickinson & Co.	39,260	10,365,033
Hologic, Inc. (a)	108,162	8,757,877
		31,572,231
Health Care Providers & Services 2.5%
UnitedHealth Group, Inc.	46,433	22,317,557
Hotels, Restaurants & Leisure 3.0%
Airbnb, Inc., Class A (a)	35,960	4,608,634
Marriott International, Inc., Class A	49,831	9,153,456
McDonald's Corp.	44,188	13,186,141
		26,948,231
Household Products 3.4%
Colgate-Palmolive Co.	145,767	11,229,890
Procter & Gamble Co. (The)	128,217	19,455,647
		30,685,537
Industrial REITs 1.2%
Prologis, Inc.	86,794	10,643,548
Insurance 3.2%
Arch Capital Group Ltd. (a)	105,701	7,911,720
Chubb Ltd.	52,504	10,110,170
Progressive Corp. (The)	83,794	11,091,812
		29,113,702
Interactive Media & Services 7.8%
Alphabet, Inc. (a)
Class A	286,160	34,253,352
Class C	97,222	11,760,945

Meta Platforms, Inc., Class A (a)	68,005	19,516,075
ZoomInfo Technologies, Inc. (a)	187,251	4,754,303
		70,284,675

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Wellington U.S. Equity Portfolio

	Shares	Value
Common Stocks (continued)
IT Services 0.8%
GoDaddy, Inc., Class A (a)	101,872	$ 7,653,643
Life Sciences Tools & Services 2.3%
Danaher Corp.	40,896	9,815,040
Thermo Fisher Scientific, Inc.	20,691	10,795,529
		20,610,569
Machinery 3.7%
Deere & Co.	33,208	13,455,550
Illinois Tool Works, Inc.	41,146	10,293,083
Nordson Corp.	39,496	9,802,117
		33,550,750
Oil, Gas & Consumable Fuels 2.8%
ConocoPhillips	60,835	6,303,115
EOG Resources, Inc.	83,489	9,554,481
Pioneer Natural Resources Co.	44,328	9,183,875
		25,041,471
Personal Care Products 1.0%
Estee Lauder Cos., Inc. (The), Class A	45,934	9,020,519
Pharmaceuticals 4.5%
Eli Lilly & Co.	35,167	16,492,620
Merck & Co., Inc.	108,639	12,535,854
Pfizer, Inc.	318,261	11,673,813
		40,702,287
Residential REITs 0.8%
AvalonBay Communities, Inc.	36,313	6,872,962
Semiconductors & Semiconductor Equipment 8.6%
Advanced Micro Devices, Inc. (a)	100,138	11,406,720
Broadcom, Inc.	14,298	12,402,514
KLA Corp.	23,461	11,379,054
NVIDIA Corp.	53,153	22,484,782
QUALCOMM, Inc.	75,111	8,941,213
Texas Instruments, Inc.	63,238	11,384,105
		77,998,388
	Shares	Value

Software 10.3%
Microsoft Corp.	198,208	$ 67,497,753
Palo Alto Networks, Inc. (a)	31,419	8,027,869
Salesforce, Inc. (a)	46,224	9,765,282
Workday, Inc., Class A (a)	35,634	8,049,364
		93,340,268
Specialty Retail 1.5%
TJX Cos., Inc. (The)	155,295	13,167,463
Technology Hardware, Storage & Peripherals 6.3%
Apple, Inc.	294,756	57,173,821
Textiles, Apparel & Luxury Goods 1.3%
NIKE, Inc., Class B	110,151	12,157,366
Total Common Stocks (Cost $752,754,722)		887,419,531
Short-Term Investment 1.0%
Affiliated Investment Company 1.0%
MainStay U.S. Government Liquidity Fund, 5.06% (b)	8,703,550	8,703,550
Total Short-Term Investment (Cost $8,703,550)		8,703,550
Total Investments (Cost $761,458,272)	99.4%	896,123,081
Other Assets, Less Liabilities	0.6	5,508,141
Net Assets	100.0%	$ 901,631,222

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	Current yield as of June 30, 2023.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 21,509	$ 64,977	$ (77,782)	$ —	$ —	$ 8,704	$ 289	$ —	8,704
Abbreviation(s):
REIT—Real Estate Investment Trust
The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 887,419,531	$ —	$ —	$ 887,419,531
Short-Term Investment
Affiliated Investment Company	8,703,550	—	—	8,703,550
Total Investments in Securities	$ 896,123,081	$ —	$ —	$ 896,123,081

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Wellington U.S. Equity Portfolio

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $752,754,722)	$887,419,531
Investment in affiliated investment companies, at value (identified cost $8,703,550)	8,703,550
Cash	2,330
Receivables:
Investment securities sold	4,583,044
Portfolio shares sold	1,321,496
Dividends	484,624
Securities lending	56
Other assets	7,810
Total assets	902,522,441
Liabilities
Payables:
Manager (See Note 3)	392,116
Portfolio shares redeemed	367,266
NYLIFE Distributors (See Note 3)	49,661
Shareholder communication	49,355
Professional fees	25,250
Custodian	5,011
Accrued expenses	2,560
Total liabilities	891,219
Net assets	$901,631,222
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 36,998
Additional paid-in-capital	777,363,545
777,400,543
Total distributable earnings (loss)	124,230,679
Net assets	$901,631,222
Initial Class
Net assets applicable to outstanding shares	$656,931,483
Shares of beneficial interest outstanding	26,805,093
Net asset value per share outstanding	$ 24.51
Service Class
Net assets applicable to outstanding shares	$244,699,739
Shares of beneficial interest outstanding	10,192,588
Net asset value per share outstanding	$ 24.01

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated	$ 6,786,175
Dividends-affiliated	289,447
Securities lending, net	59
Total income	7,075,681
Expenses
Manager (See Note 3)	2,317,760
Distribution/Service—Service Class (See Note 3)	291,313
Professional fees	50,385
Custodian	10,614
Trustees	10,213
Miscellaneous	13,519
Total expenses	2,693,804
Net investment income (loss)	4,381,877
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	2,364,655
Net change in unrealized appreciation (depreciation) on unaffiliated investments	113,983,874
Net realized and unrealized gain (loss)	116,348,529
Net increase (decrease) in net assets resulting from operations	$120,730,406
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Wellington U.S. Equity Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 4,381,877	$ 7,480,194
Net realized gain (loss)	2,364,655	(24,077,250)
Net change in unrealized appreciation (depreciation)	113,983,874	(202,149,971)
Net increase (decrease) in net assets resulting from operations	120,730,406	(218,747,027)
Distributions to shareholders:
Initial Class	—	(127,232,665)
Service Class	—	(48,423,993)
Total distributions to shareholders	—	(175,656,658)
Capital share transactions:
Net proceeds from sales of shares	22,987,743	139,698,289
Net asset value of shares issued to shareholders in reinvestment of distributions	—	175,656,658
Cost of shares redeemed	(75,814,702)	(125,658,917)
Increase (decrease) in net assets derived from capital share transactions	(52,826,959)	189,696,030
Net increase (decrease) in net assets	67,903,447	(204,707,655)
Net Assets
Beginning of period	833,727,775	1,038,435,430
End of period	$901,631,222	$ 833,727,775
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 21.32	$ 34.39	$ 28.28	$ 26.83	$ 25.23	$ 29.75
Net investment income (loss) (a)	0.12	0.25	0.21	0.28	0.38	0.42
Net realized and unrealized gain (loss)	3.07	(7.58)	7.77	3.68	5.74	(1.69)
Total from investment operations	3.19	(7.33)	7.98	3.96	6.12	(1.27)
Less distributions:
From net investment income	—	(0.19)	(0.29)	(0.43)	(0.43)	(0.49)
From net realized gain on investments	—	(5.55)	(1.58)	(2.08)	(4.09)	(2.76)
Total distributions	—	(5.74)	(1.87)	(2.51)	(4.52)	(3.25)
Net asset value at end of period	$ 24.51	$ 21.32	$ 34.39	$ 28.28	$ 26.83	$ 25.23
Total investment return (b)	14.96%	(20.68)%	28.78%	15.55%	26.21%	(5.84)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.09%††	0.90%	0.65%	1.09%	1.37%	1.40%
Net expenses (c)	0.56%††	0.57%	0.58%	0.58%	0.58%	0.57%
Portfolio turnover rate	14%	21%	26%	143%	119%	125%
Net assets at end of period (in 000's)	$ 656,931	$ 607,323	$ 732,245	$ 497,644	$ 543,355	$ 454,804

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2023*	Year Ended December 31,
Service Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 20.91	$ 33.85	$ 27.87	$ 26.47	$ 24.94	$ 29.45
Net investment income (loss) (a)	0.09	0.18	0.13	0.21	0.31	0.35
Net realized and unrealized gain (loss)	3.01	(7.46)	7.65	3.62	5.67	(1.68)
Total from investment operations	3.10	(7.28)	7.78	3.83	5.98	(1.33)
Less distributions:
From net investment income	—	(0.11)	(0.22)	(0.35)	(0.36)	(0.42)
From net realized gain on investments	—	(5.55)	(1.58)	(2.08)	(4.09)	(2.76)
Total distributions	—	(5.66)	(1.80)	(2.43)	(4.45)	(3.18)
Net asset value at end of period	$ 24.01	$ 20.91	$ 33.85	$ 27.87	$ 26.47	$ 24.94
Total investment return (b)	14.83%(c)	(20.87)%	28.46%	15.26%	25.89%	(6.08)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.84%††	0.65%	0.40%	0.83%	1.12%	1.17%
Net expenses (d)	0.81%††	0.82%	0.83%	0.83%	0.83%	0.82%
Portfolio turnover rate	14%	21%	26%	143%	119%	125%
Net assets at end of period (in 000's)	$ 244,700	$ 226,405	$ 306,191	$ 270,170	$ 268,992	$ 237,094

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Wellington U.S. Equity Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Wellington U.S. Equity Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 23, 1984
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a

17

Notes to Financial Statements (Unaudited) (continued)
framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized

18	MainStay VP Wellington U.S. Equity Portfolio

cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in exchange-traded funds ("ETFs") and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of
19

Notes to Financial Statements (Unaudited) (continued)
Operations. As of June 30, 2023, the Portfolio did not have any portfolio securities on loan.
(H) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Effective May 1, 2023, pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; 0.50% from $1 billion to $3 billion; and 0.49% in excess of $3 billion. During the six-month period ended June 30, 2023, the effective management fee rate was 0.54%.
Prior to May 1, 2023, the Fund paid the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% in excess of $1 billion.
During the six-month period ended June 30, 2023, New York Life Investments earned fees from the Portfolio in the amount of $2,317,760 and paid the Subadvisor fees of $1,008,495.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$763,215,130	$168,073,709	$(35,165,758)	$132,907,951
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $23,125,359, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$15,284	$7,841

20	MainStay VP Wellington U.S. Equity Portfolio

During the year ended December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$100,243,996
Long-Term Capital Gains	75,412,662
Total	$175,656,658
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2023, purchases and sales of securities, other than short-term securities, were $120,436 and $170,625, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2023 and the year ended December 31, 2022, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	666,217	$ 14,910,918
Shares redeemed	(2,348,798)	(53,465,008)
Net increase (decrease)	(1,682,581)	$ (38,554,090)
Year ended December 31, 2022:
Shares sold	4,126,421	$120,131,397
Shares issued to shareholders in reinvestment of distributions	6,200,906	127,232,665
Shares redeemed	(3,129,082)	(89,333,654)
Net increase (decrease)	7,198,245	$158,030,408

Service Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	363,805	$ 8,076,825
Shares redeemed	(998,987)	(22,349,694)
Net increase (decrease)	(635,182)	$ (14,272,869)
Year ended December 31, 2022:
Shares sold	709,385	$ 19,566,892
Shares issued to shareholders in reinvestment of distributions	2,404,906	48,423,993
Shares redeemed	(1,332,405)	(36,325,263)
Net increase (decrease)	1,781,886	$ 31,665,622
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Portfolio, issuers, industries, governments and other systems,
21

Notes to Financial Statements (Unaudited) (continued)
including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2023, events and transactions subsequent to June 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
22	MainStay VP Wellington U.S. Equity Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk. A Portfolio's liquidity risk is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The Board of Trustees of MainStay VP Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
23

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
24	MainStay VP Wellington U.S. Equity Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

2023 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5034735	MSVPCS10-08/23
(NYLIAC) NI511

MainStay VP Small Cap Growth Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended June 30, 2023. Markets reacted positively to several developments – easing inflationary pressures and softening monetary policy – the most prominent among them.
At the start of the reporting period, high levels of inflation had already begun to show signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.06% in June 2022, the annualized U.S. inflation rate as measured by the Consumer Price Index fell to 6.41% in January 2023, and to 2.97% in June 2023, according to the most recent figures. At the same time, the Fed increased the benchmark federal funds rate, from 4.25%–4.50% at the beginning of the reporting period, to 5.00%–5.25% as of June 30, 2023. While the Fed signaled that further rate increases were likely in 2023, the Fed also appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a negative note, rising interest rates contributed to the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry, and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the S&P 500® Index’s strongest sector, followed by consumer discretionary. However, the communications services, utilities and energy sectors lost substantial ground as value-oriented stocks fell out of favor and oil prices declined, with financials and health care shares dipping more mildly. While international markets rose, they generally trailed the U.S. market, with developed international markets outperforming their emerging markets counterparts.
Corporate bond prices trended moderately higher amid high volatility, bolstered by positive inflationary and interest rate trends in the United States while constrained by banking industry turmoil. After years of low yields and tight credit spreads, the sector benefited from more attractive valuations and income opportunities. Markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. Long-term rates remained lower than short-term rates throughout the reporting period, a yield curve inversion that reminded investors of the uncertainties implicit in the current economic environment. U.S. Treasury bonds provided more modest gains, with the positive impact of declining inflation largely balanced by the negative impact of high consumer prices.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the long-term focus, unique perspectives and commitment to client service you expect.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	2/17/2012	11.59%	13.62%	6.14%	8.72%	0.85%
Service Class Shares	2/17/2012	11.45	13.34	5.87	8.45	1.10

1.	The Portfolio replaced its subadvisor and modified its principal investment strategies as of May 1, 2020. Therefore, the performance information shown in this report prior to May 1, 2020 reflects the Portfolio’s prior subadvisor and its principal investment strategies.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 2000® Growth Index[2]	13.55%	18.53%	4.22%	8.83%
Morningstar Small Growth Category Average[3]	11.75	15.20	6.69	9.75

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Russell 2000® Growth Index is the Portfolio’s primary benchmark. The Russell 2000® Growth Index is a broad-based benchmark that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.
3.	The Morningstar Small Growth Category Average is representative of funds that focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Small Cap Growth Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,115.90	$4.41	$1,020.63	$4.21	0.84%
Service Class Shares	$1,000.00	$1,114.50	$5.71	$1,019.39	$5.46	1.09%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Small Cap Growth Portfolio

Industry Composition as of June 30, 2023 (Unaudited)
Software	8.2%
Health Care Providers & Services	6.8
Health Care Equipment & Supplies	6.6
Commercial Services & Supplies	5.9
Semiconductors & Semiconductor Equipment	5.9
Biotechnology	5.7
Professional Services	4.1
Chemicals	3.6
Hotels, Restaurants & Leisure	3.0
Diversified Consumer Services	3.0
Oil, Gas & Consumable Fuels	2.9
Aerospace & Defense	2.8
Building Products	2.8
Energy Equipment & Services	2.6
Capital Markets	2.5
Industrial REITs	2.3
Life Sciences Tools & Services	2.2
Electronic Equipment, Instruments & Components	2.0
Construction & Engineering	1.9
Machinery	1.9
Insurance	1.7
Ground Transportation	1.3
Specialty Retail	1.3
Food Products	1.3%
IT Services	1.2
Consumer Staples Distribution & Retail	1.2
Exchange–Traded Fund	1.2
Interactive Media & Services	1.1
Banks	1.0
Automobile Components	1.0
Health Care Technology	1.0
Trading Companies & Distributors	0.9
Financial Services	0.7
Media	0.7
Household Durables	0.7
Diversified Telecommunication Services	0.6
Entertainment	0.5
Electrical Equipment	0.5
Communications Equipment	0.4
Pharmaceuticals	0.4
Leisure Products	0.3
Real Estate Management & Development	0.3
Short–Term Investments	6.5
Other Assets, Less Liabilities	–2.5
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2023 (excluding short-term investments) (Unaudited)
1.	Bright Horizons Family Solutions, Inc.
2.	Workiva, Inc.
3.	Power Integrations, Inc.
4.	Churchill Downs, Inc.
5.	Waste Connections, Inc.
6.	Denbury, Inc.
7.	Envestnet, Inc.
8.	Novanta, Inc.
9.	Onto Innovation, Inc.
10.	Tetra Tech, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Brian C. Fitzsimons, CFA, and Mitch S. Begun, CFA, of Segall Bryant & Hamill, LLC (“SBH”), one of the Portfolio’s Subadvisors, and Christopher A. Berrier and George Sakellaris, CFA, of Brown Advisory LLC (“Brown Advisory”), the Portfolio’s other Subadvisor.
How did MainStay VP Small Cap Growth Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP Small Cap Growth Portfolio returned 11.59% for Initial Class shares and 11.45% for Service Class shares. Over the same period, both share classes underperformed the 13.55% return of the Russell 2000® Growth Index (the "Index"), which is the Portfolio’s benchmark, and underperformed the 11.75% return of the Morningstar Small Growth Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
SBH
During the reporting period, the portion of the Portfolio subadvised by SBH benefitted relative to the Index, primarily as a result of sector allocation, marginally offset by stock selection. Cash allocation provided an additional offsetting headwind to relative returns, given the significant upward move in the market.
Brown Advisory
During the reporting period, the portion of the Portfolio subadvised by Brown Advisory underperformed the Index. This performance lag for the reporting period was not unexpected, as last year's underperformers were generally leaders during the current reporting period. Our historical focus on seeking to limit downside participation may have resulted in less short-term upside in the current market environment, with lower exposure to cyclicals proving to be a relative headwind early in 2023 due to their strong returns. The performance of the portion of the Portfolio managed by Brown Advisory during the reporting period was also influenced by our quality bias amid a lower-quality rally.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
SBH
Relative to the Index, the sectors that made the strongest positive contributions to the performance of the portion of the Portfolio subadvised by SBH included financials, consumer discretionary and industrials. (Contributions take weightings and total returns into account.) Conversely, the health care, information technology and consumer staples sectors detracted most from relative performance. Consumer staples was the only sector that generated negative returns for the portion of the Portfolio subadvised by SBH during the reporting period.
Brown Advisory
The three sectors making the most significant contributions to the relative performance of the portion of the Portfolio subadvised by Brown Advisory were energy, consumer discretionary and communication services. Within each of these sectors, stock selection generated the majority of the strong positive performance relative to the Index, with the exception of energy. Underweight exposure to energy proved beneficial, as energy posted a negative return for the reporting period—the only sector in the Index to do so.
The three weakest contributing sectors included health care, industrials and information technology. Index holdings within each of these sectors posted relatively strong returns during the reporting period, while the Portfolio’s stock selections lagged.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
SBH
The three best performing holdings in the portion of the Portfolio subadvised by SBH included semiconductor equipment company Onto Innovation, trucking company Saia and technology components provider for the medical and advanced industrial equipment industries Novanta. Onto Innovation’s financial results demonstrated continuing resilience versus the company’s peers, with above-average growth and strong profitability. The stock also benefited from perceptions that semiconductor equipment companies are likely beneficiaries of the spending required to build out artificial intelligence (AI) infrastructure. Saia outperformed despite a slowdown in overall volumes, as the company continued to execute well in a challenging environment. The company has implemented multiple internal initiatives to drive sustained growth, including improved service pricing and further network expansion, and the market appears optimistic about its opportunities. Novanta reported solid financial results, with particular strength in its medical end markets which are seeing an increase in procedure volumes and an improved capital spending environment. While we trimmed the position in Saia during the reporting period, all three stocks remained in the portion of the Portfolio subadvised by SBH as of June 30, 2023.
The stocks that detracted most from absolute performance were information technology services provider Endava and health care device companies Silk Road Medical and Integra LifeSciences Holdings. Endava shares declined as demand weakened for new digital modernization technology projects, particularly within the company’s private equity client base. Silk Road Medical shares trended lower after the company reported weaker-than-expected sales for its devices to treat neurovascular diseases. Sales force

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Small Cap Growth Portfolio

personnel changes and missed orders from customers to restock inventory after completed procedures were the primary reasons for the disappointing results. Integra LifeSciences stock lost ground following the company’s announcement that it had discovered variances in quality testing that resulted in some products not meeting specifications while the company was in the process of upgrading its Boston manufacturing facility. Integra’s management decided to initiate a voluntary recall for products made at the facility and has halted production until the facility upgrade is completed later this year. Although we trimmed the position in Integra Lifesciences in January, all three positions remained in the portion of the Portfolio subadvised by SBH as of the end of the reporting period.
Brown Advisory
The three best performing holdings in the portion of the Portfolio subadvised by Brown Advisory included childcare and educational services provider Bright Horizons Family Solutions, microelectronics materials manufacturer Entegris and surgical device maker SI-BONE. Bright Horizons shares gained ground after the company posted its second consecutive quarter of improved operating metrics coming out of the COVID-19 pandemic, due to both improving demand and easing wage pressure. Entegris shares traded up on optimism that increased demand driven by generative AI will fuel a quicker and steeper cyclical recovery. SI-BONE shares reacted positively as management continued to make progress on its “profitable growth” strategy, reporting good product uptake and improved margins.
The positions that detracted most from absolute performance included bank holding company Prosperity Bancshares, business process management and outsourcing company Genpact and biopharmaceutical developer Neurocrine Biosciences. Prosperity Bancshares stock traded lower in line with the rest of the regional banking sector following the implosion of Silicon Valley Bank in March 2023. We believe the company is likely receiving less credit than deserved for its history of strong risk management and execution during difficult times. Genpact shares suffered despite the company’s strong financial results, as market sentiment turned against business process outsourcers due to their ‘people-based’ pricing model in an increasingly AI-centric world. We believe Genpact has positioned the company for an AI future, and that continued execution should yield multiple expansion. Neurocrine Biosciences shares failed to rally despite strong sales of Ingrezza, the company’s primary product, in the fourth quarter of 2022, and robust revenue guidance for 2023. We believe the market’s revenue expectations for the company were elevated going into the financial report posted during the first quarter of 2023, and company management provided operating cost guidance that surprised some to the high side.
Did the Portfolio make any significant purchases or sales during the reporting period?
SBH
Significant new purchases during the reporting period included positions in biopharmaceutical company Alkermes and diagnostic imaging solutions provider Lantheus Holdings. Alkermes has an interesting narcolepsy drug in development, and is also expected to see improving profitability from neuroscience sales growth and the pending divestiture of its oncology business. Lantheus Holdings is seeing strong growth from a new prostate cancer imaging agent and has several promising radiopharmaceutical products in development.
Significant sales included positions in critical event management software company Everbridge and restaurant company Wingstop. We sold Everbridge holdings when ongoing execution issues limited the company’s ability to resume growth at a higher level. Wingstop fundamentals have proven solid, with growth and profitability exceeding expectations. However, we exited the position as the valuation no longer appeared attractive after strong equity gains.
Brown Advisory
Significant purchases included shares in travel services provider Clear Secure, aerospace & defense equipment maker Curtiss-Wright and health care-related business intelligence systems provider Definitive Healthcare. Clear Secure provides identity, age verification and other services that remove friction in travel for customers and partners. We see a long runway for growth from low single-digit penetration of the company’s core markets, along with other ancillary opportunities. Despite growing at elevated levels, we believe Clear Secure can continue to generate free cash flow, providing a constructive long-term valuation framework. Curtiss-Wright provides an expanded and expanding portfolio of products to several significant commercial aerospace and U.S. Department of Defense programs. We believe these ongoing business relationships should drive premium growth and margins relative to peers, perhaps leading to through cycle multiple expansion. Definitive Healthcare shares went public in late-2021, getting caught in the market rotation away from highly valued companies. Unlike its peers, however, we believe Definitive Healthcare generates solid operating profit and free cash flow to go along with high, top-line growth.
Significant sales included positions in laboratory testing and contract research services provider Charles River Laboratories, global merchant acquirer and payment processor servicer EVO Payments and vehicle auction company IAA. We sold the position in Charles River Laboratories due to the company’s heavy exposure to biotechnology clients. The positions in EVO Payments and IAA closed when the companies were acquired.
9

How did the Portfolio’s sector weightings change during the reporting period?
SBH
The portion of the Portfolio subadvised by SBH saw its largest sector increases relative to the Index in energy and industrials. Energy representation rose relative to the Index when we initiated two new positions in the sector, and also as a result of sector representation falling in the Index after the annual Russell reconstitution in June. Industrial positioning increased primarily due to the Index reclassification of two securities, Maximus and WNS Holding, from information technology to industrials.
The most significant decreases relative to the Index occurred in the information technology, health care and consumer discretionary sectors. The information technology and health care weightings fell relative to the Index due to underperformance of holdings within both sectors, along with the increased representation of both sectors in the Index upon the annual Russell reconstitution. Information technology positioning was also affected by the reclassifications of Maximus and WNS Holding, mentioned above. The Portfolio’s consumer discretionary sector weighting fell relative to the Index as a result of the sale of multiple securities based on valuation and fundamental concerns.
Brown Advisory
Relative to the Index, the portion of the Portfolio subadvised by Brown Advisory reduced its information technology position from overweight exposure to underweight exposure. We continue to monitor potential new investments within the technology sector. Additionally, we reduced exposure to financials to an underweight position. Conversely, we added exposure to health care and industrials, decreasing the magnitude of the Portfolio’s underweight positions in those sectors. While we did not make material changes to the Portfolio’s energy exposure, the annual Russell reconstitution reduced the relative size of the energy sector within the Index, bringing the Portfolio’s energy exposure from an underweight position to a neutral position.
How was the Portfolio positioned at the end of the reporting period?
SBH
As of June 30, 2023, the portion of the Portfolio subadvised by SBH held overweight exposure, relative to the Index, primarily in the industrials and financials sectors, and underweight exposure primarily in consumer discretionary and consumer staples.
Brown Advisory
As of June 30, 2023, the portion of the Portfolio subadvised by Brown Advisory held overweight exposure to the communication services sector. As of the same date, the Portfolio held underweight exposure to financials and health care.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Small Cap Growth Portfolio

Portfolio of Investments June 30, 2023†^(Unaudited)
	Shares	Value
Common Stocks 94.8%
Aerospace & Defense 2.8%
Curtiss-Wright Corp.	10,911	$ 2,003,914
Hexcel Corp.	59,235	4,503,045
Kratos Defense & Security Solutions, Inc. (a)	176,328	2,528,544
Woodward, Inc.	28,442	3,382,038
		12,417,541
Automobile Components 1.0%
Fox Factory Holding Corp. (a)	27,551	2,989,559
XPEL, Inc. (a)	17,816	1,500,464
		4,490,023
Banks 1.0%
Prosperity Bancshares, Inc.	81,224	4,587,531
Biotechnology 5.7%
Abcam plc, Sponsored ADR (a)	215,272	5,267,706
Alkermes plc (a)	129,119	4,041,425
Ascendis Pharma A/S, ADR (a)	14,341	1,279,934
Avid Bioservices, Inc. (a)	159,443	2,227,419
Blueprint Medicines Corp. (a)	52,015	3,287,348
Karuna Therapeutics, Inc. (a)	10,609	2,300,561
Natera, Inc. (a)	47,686	2,320,401
Neurocrine Biosciences, Inc. (a)	35,493	3,346,990
Xencor, Inc. (a)	52,174	1,302,785
		25,374,569
Building Products 2.8%
AZEK Co., Inc. (The) (a)	162,509	4,922,398
Simpson Manufacturing Co., Inc.	22,449	3,109,186
Trex Co., Inc. (a)	27,451	1,799,688
Zurn Elkay Water Solutions Corp.	92,490	2,487,056
		12,318,328
Capital Markets 2.5%
Hamilton Lane, Inc., Class A	46,666	3,732,347
Houlihan Lokey, Inc.	52,349	5,146,430
StepStone Group, Inc., Class A	93,919	2,330,130
		11,208,907
Chemicals 3.6%
Avient Corp.	59,863	2,448,397
HB Fuller Co.	52,851	3,779,375
Innospec, Inc.	28,897	2,902,415
Livent Corp. (a)(b)	119,285	3,271,987
Quaker Chemical Corp.	18,906	3,684,779
		16,086,953
	Shares	Value

Commercial Services & Supplies 5.9%
Casella Waste Systems, Inc., Class A (a)	14,253	$ 1,289,184
Montrose Environmental Group, Inc. (a)	44,312	1,866,421
MSA Safety, Inc.	23,531	4,093,453
RB Global, Inc.	51,855	3,111,300
Rentokil Initial plc, Sponsored ADR	75,147	2,931,485
Tetra Tech, Inc.	35,256	5,772,817
Waste Connections, Inc.	48,759	6,969,124
		26,033,784
Communications Equipment 0.4%
Infinera Corp. (a)(b)	398,000	1,922,340
Construction & Engineering 1.9%
Ameresco, Inc., Class A (a)(b)	30,927	1,503,980
Comfort Systems USA, Inc.	25,614	4,205,819
Valmont Industries, Inc.	9,623	2,800,774
		8,510,573
Consumer Staples Distribution & Retail 1.2%
Casey's General Stores, Inc.	21,311	5,197,327
Diversified Consumer Services 3.0%
Bright Horizons Family Solutions, Inc. (a)	102,872	9,510,516
Mister Car Wash, Inc. (a)	370,835	3,578,558
		13,089,074
Diversified Telecommunication Services 0.6%
Cogent Communications Holdings, Inc.	42,328	2,848,251
Electrical Equipment 0.5%
Atkore, Inc. (a)	12,738	1,986,364
Electronic Equipment, Instruments & Components 2.0%
Littelfuse, Inc.	10,262	2,989,423
Novanta, Inc. (a)	32,849	6,047,501
		9,036,924
Energy Equipment & Services 2.6%
Cactus, Inc., Class A	124,135	5,253,393
ChampionX Corp.	158,227	4,911,366
TechnipFMC plc (a)	75,887	1,261,242
		11,426,001
Entertainment 0.5%
Take-Two Interactive Software, Inc. (a)	14,357	2,112,776
Financial Services 0.7%
WEX, Inc. (a)	17,650	3,213,535

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Food Products 1.3%
Simply Good Foods Co. (The) (a)	153,654	$ 5,622,200
Ground Transportation 1.3%
Knight-Swift Transportation Holdings, Inc.	23,918	1,328,884
Saia, Inc. (a)	12,637	4,327,035
		5,655,919
Health Care Equipment & Supplies 6.6%
CONMED Corp.	25,880	3,516,833
Establishment Labs Holdings, Inc. (a)(b)	46,988	3,223,847
Globus Medical, Inc., Class A (a)	36,777	2,189,703
Inari Medical, Inc. (a)	80,900	4,703,526
Inspire Medical Systems, Inc. (a)	12,864	4,176,169
Integra LifeSciences Holdings Corp. (a)	41,979	1,726,596
Lantheus Holdings, Inc. (a)	29,181	2,448,869
OrthoPediatrics Corp. (a)	52,493	2,301,818
SI-BONE, Inc. (a)	131,917	3,559,121
Silk Road Medical, Inc. (a)	39,777	1,292,355
		29,138,837
Health Care Providers & Services 6.8%
Accolade, Inc. (a)	188,512	2,539,257
Addus HomeCare Corp. (a)	34,913	3,236,435
agilon health, Inc. (a)(b)	134,770	2,336,912
Alignment Healthcare, Inc. (a)	116,860	671,945
Encompass Health Corp.	53,918	3,650,788
Ensign Group, Inc. (The)	43,737	4,175,134
HealthEquity, Inc. (a)	60,784	3,837,902
NeoGenomics, Inc. (a)	210,330	3,380,003
Option Care Health, Inc. (a)	99,144	3,221,188
Surgery Partners, Inc. (a)	65,252	2,935,687
		29,985,251
Health Care Technology 1.0%
Definitive Healthcare Corp. (a)	122,760	1,350,360
Phreesia, Inc. (a)	97,361	3,019,165
		4,369,525
Hotels, Restaurants & Leisure 3.0%
Choice Hotels International, Inc. (b)	16,668	1,958,823
Churchill Downs, Inc.	55,338	7,701,390
First Watch Restaurant Group, Inc. (a)	38,169	645,056
MakeMyTrip Ltd. (a)	39,301	1,060,341
Shake Shack, Inc., Class A (a)	24,565	1,909,192
		13,274,802
Household Durables 0.7%
TopBuild Corp. (a)	8,090	2,152,102
	Shares	Value

Household Durables (continued)
Vizio Holding Corp., Class A (a)(b)	130,650	$ 881,887
		3,033,989
Industrial REITs 2.3%
Americold Realty Trust, Inc.	91,099	2,942,498
EastGroup Properties, Inc.	20,248	3,515,053
Terreno Realty Corp.	64,193	3,857,999
		10,315,550
Insurance 1.7%
Goosehead Insurance, Inc., Class A (a)	27,924	1,756,140
Kinsale Capital Group, Inc.	10,653	3,986,353
Palomar Holdings, Inc. (a)	33,002	1,915,436
		7,657,929
Interactive Media & Services 1.1%
Angi, Inc. (a)	330,225	1,089,743
Pinterest, Inc., Class A (a)	140,074	3,829,623
		4,919,366
IT Services 1.2%
Endava plc, Sponsored ADR (a)	49,352	2,555,940
Globant SA (a)	15,280	2,746,122
		5,302,062
Leisure Products 0.3%
Clarus Corp. (b)	151,928	1,388,622
Life Sciences Tools & Services 2.2%
Azenta, Inc. (a)	60,704	2,833,663
Bruker Corp.	52,583	3,886,935
Medpace Holdings, Inc. (a)	12,972	3,115,485
		9,836,083
Machinery 1.9%
IDEX Corp.	5,828	1,254,535
John Bean Technologies Corp.	46,350	5,622,255
Mueller Water Products, Inc., Class A	82,434	1,337,904
		8,214,694
Media 0.7%
New York Times Co. (The), Class A	77,381	3,047,264
Oil, Gas & Consumable Fuels 2.9%
Denbury, Inc. (a)	80,232	6,920,812
Matador Resources Co.	65,625	3,433,500
Range Resources Corp.	80,709	2,372,845
		12,727,157

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Small Cap Growth Portfolio

	Shares	Value
Common Stocks (continued)
Pharmaceuticals 0.4%
Arvinas, Inc. (a)	14,274	$ 354,280
Pacira BioSciences, Inc. (a)	31,696	1,270,059
		1,624,339
Professional Services 4.1%
CBIZ, Inc. (a)	42,423	2,260,298
FTI Consulting, Inc. (a)	16,182	3,077,816
Genpact Ltd.	134,943	5,069,809
Maximus, Inc.	59,506	5,028,852
WNS Holdings Ltd., ADR (a)	37,113	2,735,970
		18,172,745
Real Estate Management & Development 0.3%
DigitalBridge Group, Inc.	76,031	1,118,416
Semiconductors & Semiconductor Equipment 5.9%
Allegro MicroSystems, Inc. (a)	27,369	1,235,437
Credo Technology Group Holding Ltd. (a)	61,135	1,060,081
Entegris, Inc.	35,971	3,986,306
Lattice Semiconductor Corp. (a)	14,271	1,371,015
Onto Innovation, Inc. (a)	50,310	5,859,606
Power Integrations, Inc.	85,419	8,086,617
Silicon Laboratories, Inc. (a)	16,976	2,677,794
SiTime Corp. (a)	13,412	1,582,213
		25,859,069
Software 8.2%
Bentley Systems, Inc., Class B	47,716	2,587,639
BlackLine, Inc. (a)	103,328	5,561,113
Box, Inc., Class A (a)	92,403	2,714,800
CCC Intelligent Solutions Holdings, Inc. (a)	34,313	384,649
Clear Secure, Inc., Class A (b)	89,834	2,081,454
Dynatrace, Inc. (a)	87,505	4,503,882
Envestnet, Inc. (a)	109,728	6,512,357
PROS Holdings, Inc. (a)	75,018	2,310,554
Sprout Social, Inc., Class A (a)	24,073	1,111,210
Workiva, Inc. (a)	84,293	8,569,226
		36,336,884
Specialty Retail 1.3%
Boot Barn Holdings, Inc. (a)	37,619	3,185,953
Leslie's, Inc. (a)	133,058	1,249,414
Warby Parker, Inc., Class A (a)(b)	104,198	1,218,075
		5,653,442
	Shares	Value

Trading Companies & Distributors 0.9%
SiteOne Landscape Supply, Inc. (a)	23,567	$ 3,944,173
Total Common Stocks (Cost $376,075,282)		419,059,119
Exchange-Traded Fund 1.2%
SPDR S&P Biotech ETF (b)	61,221	5,093,587
Total Exchange-Traded Fund (Cost $4,941,114)		5,093,587
Short-Term Investments 6.5%
Affiliated Investment Company 4.0%
MainStay U.S. Government Liquidity Fund, 5.06% (c)	17,891,563	17,891,563
Unaffiliated Investment Companies 2.5%
Fidelity Government Portfolio, 5.085% (c)(d)	3,000,000	3,000,000
Goldman Sachs Financial Square Government Fund, 5.122% (c)(d)	3,000,000	3,000,000
Invesco Government & Agency Portfolio, 5.158% (c)(d)	4,892,824	4,892,824
Total Unaffiliated Investment Companies (Cost $10,892,824)		10,892,824
Total Short-Term Investments (Cost $28,784,387)		28,784,387
Total Investments (Cost $409,800,783)	102.5%	452,937,093
Other Assets, Less Liabilities	(2.5)	(10,940,803)
Net Assets	100.0%	$ 441,996,290

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of June 30, 2023, the aggregate market value of securities on loan was $17,209,246; the total market value of collateral held by the Portfolio was $17,699,520. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $6,806,696. The Portfolio received cash collateral with a value of $10,892,824. (See Note 2(G))
(c)	Current yield as of June 30, 2023.
(d)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 23,456	$ 65,698	$ (71,262)	$ —	$ —	$ 17,892	$ 559	$ —	17,892
Abbreviation(s):
ADR—American Depositary Receipt
ETF—Exchange-Traded Fund
REIT—Real Estate Investment Trust
SPDR—Standard & Poor’s Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 419,059,119	$ —	$ —	$ 419,059,119
Exchange-Traded Fund	5,093,587	—	—	5,093,587
Short-Term Investments
Affiliated Investment Company	17,891,563	—	—	17,891,563
Unaffiliated Investment Companies	10,892,824	—	—	10,892,824
Total Short-Term Investments	28,784,387	—	—	28,784,387
Total Investments in Securities	$ 452,937,093	$ —	$ —	$ 452,937,093

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Small Cap Growth Portfolio

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $391,909,220) including securities on loan of $17,209,246	$435,045,530
Investment in affiliated investment companies, at value (identified cost $17,891,563)	17,891,563
Receivables:
Dividends	259,692
Portfolio shares sold	202,937
Securities lending	18,283
Other assets	4,492
Total assets	453,422,497
Liabilities
Cash collateral received for securities on loan	10,892,824
Payables:
Manager (See Note 3)	286,613
Investment securities purchased	123,830
Portfolio shares redeemed	49,159
NYLIFE Distributors (See Note 3)	25,604
Professional fees	25,427
Shareholder communication	9,603
Custodian	6,519
Accrued expenses	6,628
Total liabilities	11,426,207
Net assets	$441,996,290
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 42,973
Additional paid-in-capital	402,945,634
402,988,607
Total distributable earnings (loss)	39,007,683
Net assets	$441,996,290
Initial Class
Net assets applicable to outstanding shares	$312,693,682
Shares of beneficial interest outstanding	29,913,628
Net asset value per share outstanding	$ 10.45
Service Class
Net assets applicable to outstanding shares	$129,302,608
Shares of beneficial interest outstanding	13,059,385
Net asset value per share outstanding	$ 9.90

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $20,491)	$ 1,155,171
Dividends-affiliated	559,054
Securities lending, net	68,023
Total income	1,782,248
Expenses
Manager (See Note 3)	1,802,345
Distribution/Service—Service Class (See Note 3)	151,394
Professional fees	40,680
Custodian	12,626
Trustees	5,427
Shareholder communication	4,543
Miscellaneous	4,123
Total expenses	2,021,138
Net investment income (loss)	(238,890)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(4,163,933)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	52,411,945
Net realized and unrealized gain (loss)	48,248,012
Net increase (decrease) in net assets resulting from operations	$48,009,122
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Small Cap Growth Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (238,890)	$ (2,042,122)
Net realized gain (loss)	(4,163,933)	964,390
Net change in unrealized appreciation (depreciation)	52,411,945	(151,607,563)
Net increase (decrease) in net assets resulting from operations	48,009,122	(152,685,295)
Distributions to shareholders:
Initial Class	—	(82,864,939)
Service Class	—	(32,444,804)
Total distributions to shareholders	—	(115,309,743)
Capital share transactions:
Net proceeds from sales of shares	19,211,024	85,439,744
Net asset value of shares issued to shareholders in reinvestment of distributions	—	115,309,743
Cost of shares redeemed	(62,389,882)	(64,467,524)
Increase (decrease) in net assets derived from capital share transactions	(43,178,858)	136,281,963
Net increase (decrease) in net assets	4,830,264	(131,713,075)
Net Assets
Beginning of period	437,166,026	568,879,101
End of period	$441,996,290	$ 437,166,026
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.37	$ 17.53	$ 18.16	$ 13.31	$ 12.20	$ 14.09
Net investment income (loss) (a)	(0.00)‡	(0.05)	(0.11)	(0.06)	(0.06)	(0.06)
Net realized and unrealized gain (loss)	1.08	(4.74)	1.98	5.36	2.96	(1.04)
Total from investment operations	1.08	(4.79)	1.87	5.30	2.90	(1.10)
Less distributions:
From net realized gain on investments	—	(3.37)	(2.50)	(0.45)	(1.79)	(0.79)
Net asset value at end of period	$ 10.45	$ 9.37	$ 17.53	$ 18.16	$ 13.31	$ 12.20
Total investment return (b)	11.53%(c)	(26.49)%	10.31%	40.48%	25.59%	(8.88)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.04)%††	(0.37)%	(0.56)%	(0.41)%	(0.41)%	(0.40)%
Net expenses (d)	0.84%††	0.85%	0.84%(e)	0.85%(e)	0.85%	0.85%
Portfolio turnover rate	8%	39%	32%	101%	46%	41%
Net assets at end of period (in 000's)	$ 312,694	$ 320,091	$ 395,321	$ 422,200	$ 332,474	$ 251,547

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Expense waiver/reimbursement less than 0.01%.

	Six months ended June 30, 2023*	Year Ended December 31,
Service Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.88	$ 16.91	$ 17.64	$ 12.97	$ 11.96	$ 13.87
Net investment income (loss) (a)	(0.01)	(0.08)	(0.15)	(0.09)	(0.09)	(0.09)
Net realized and unrealized gain (loss)	1.03	(4.58)	1.92	5.21	2.89	(1.03)
Total from investment operations	1.02	(4.66)	1.77	5.12	2.80	(1.12)
Less distributions:
From net realized gain on investments	—	(3.37)	(2.50)	(0.45)	(1.79)	(0.79)
Net asset value at end of period	$ 9.90	$ 8.88	$ 16.91	$ 17.64	$ 12.97	$ 11.96
Total investment return (b)	11.49%(c)	(26.67)%	10.03%	40.13%	25.28%	(9.11)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.28)%††	(0.63)%	(0.81)%	(0.66)%	(0.65)%	(0.64)%
Net expenses (d)	1.09%††	1.10%	1.09%(e)	1.10%(e)	1.10%	1.10%
Portfolio turnover rate	8%	39%	32%	101%	46%	41%
Net assets at end of period (in 000's)	$ 129,303	$ 117,075	$ 173,558	$ 154,543	$ 125,306	$ 96,497

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Expense waiver/reimbursement less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Small Cap Growth Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Small Cap Growth Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a

19

Notes to Financial Statements (Unaudited) (continued)
framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, including exchange-traded funds ("ETFs"), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized

20	MainStay VP Small Cap Growth Portfolio

cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of
21

Notes to Financial Statements (Unaudited) (continued)
Operations. Securities on loan as of June 30, 2023, are shown in the Portfolio of Investments.
(H) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio's subadvisors are Segall Bryant & Hamill, LLC ("SBH" or a "Subadvisor") and Brown Advisory LLC ("Brown Advisory" or a 'Subadvisor", and together, with SBH, the "subadvisors'), the Portfolio's subadvisors. SBH, a registered investment adviser, serves as a Subadvisor to the Portfolio, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and SBH. Brown Advisory, a registered investment adviser, serves as a Subadvisor to the Portfolio, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Brown Advisory. Each Subadvisor is responsible for managing a portion of the Portfolio’s assets, as designated by the Manager from time to time. New York Life Investments pays for the services of the Subadvisors.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.81% up to $1 billion; and 0.785% in excess of $1 billion. During the six-month period ended June 30, 2023, the effective management fee rate was 0.81%.
During the six-month period ended June 30, 2023, New York Life Investments earned fees from the Portfolio in the amount of $1,802,345 and paid SBH and Brown Advisory fees of $441,614 and $466,795, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$410,965,312	$75,296,044	$(33,324,263)	$41,971,781
During the year ended December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$ 42,583,224
Long-Term Capital Gains	72,726,519
Total	$115,309,743

22	MainStay VP Small Cap Growth Portfolio

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2023, purchases and sales of securities, other than short-term securities, were $33,950 and $70,062, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2023 and the year ended December 31, 2022, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	1,210,362	$ 11,895,123
Shares redeemed	(5,466,836)	(53,960,755)
Net increase (decrease)	(4,256,474)	$ (42,065,632)
Year ended December 31, 2022:
Shares sold	5,141,939	$ 68,272,969
Shares issued to shareholders in reinvestment of distributions	9,244,708	82,864,939
Shares redeemed	(2,767,030)	(36,485,974)
Net increase (decrease)	11,619,617	$114,651,934

Service Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	777,522	$ 7,315,901
Shares redeemed	(896,674)	(8,429,127)
Net increase (decrease)	(119,152)	$ (1,113,226)
Year ended December 31, 2022:
Shares sold	1,328,818	$ 17,166,775
Shares issued to shareholders in reinvestment of distributions	3,814,702	32,444,804
Shares redeemed	(2,227,095)	(27,981,550)
Net increase (decrease)	2,916,425	$ 21,630,029
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Portfolio, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Portfolio's performance.
23

Notes to Financial Statements (Unaudited) (continued)
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2023, events and transactions subsequent to June 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
24	MainStay VP Small Cap Growth Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk. A Portfolio's liquidity risk is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The Board of Trustees of MainStay VP Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisors, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
25

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
26	MainStay VP Small Cap Growth Portfolio

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

2023 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5034712	MSVPESCG10-08/23
(NYLIAC) NI515

MainStay VP MacKay International Equity Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended June 30, 2023. Markets reacted positively to several developments – easing inflationary pressures and softening monetary policy – the most prominent among them.
At the start of the reporting period, high levels of inflation had already begun to show signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.06% in June 2022, the annualized U.S. inflation rate as measured by the Consumer Price Index fell to 6.41% in January 2023, and to 2.97% in June 2023, according to the most recent figures. At the same time, the Fed increased the benchmark federal funds rate, from 4.25%–4.50% at the beginning of the reporting period, to 5.00%–5.25% as of June 30, 2023. While the Fed signaled that further rate increases were likely in 2023, the Fed also appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a negative note, rising interest rates contributed to the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry, and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the S&P 500® Index’s strongest sector, followed by consumer discretionary. However, the communications services, utilities and energy sectors lost substantial ground as value-oriented stocks fell out of favor and oil prices declined, with financials and health care shares dipping more mildly. While international markets rose, they generally trailed the U.S. market, with developed international markets outperforming their emerging markets counterparts.
Corporate bond prices trended moderately higher amid high volatility, bolstered by positive inflationary and interest rate trends in the United States while constrained by banking industry turmoil. After years of low yields and tight credit spreads, the sector benefited from more attractive valuations and income opportunities. Markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. Long-term rates remained lower than short-term rates throughout the reporting period, a yield curve inversion that reminded investors of the uncertainties implicit in the current economic environment. U.S. Treasury bonds provided more modest gains, with the positive impact of declining inflation largely balanced by the negative impact of high consumer prices.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the long-term focus, unique perspectives and commitment to client service you expect.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	5/1/1995	5.65%	7.05%	2.60%	5.51%	0.95%
Service Class Shares	6/5/2003	5.52	6.79	2.34	5.24	1.20

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
MSCI ACWI® ex USA Index (Net)[2]	9.47%	12.72%	3.52%	4.75%
MSCI EAFE® Index (Net)[3]	11.67	18.77	4.39	5.41
Morningstar Foreign Large Growth Category Average[4]	12.42	15.91	4.54	6.20

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Portfolio has selected the MSCI ACWI® (All Country World Index) ex USA Index (Net) as its primary benchmark. The MSCI ACWI® ex USA Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S.
3.	The MSCI EAFE® Index (Net) is the Portfolio's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
4.	The Morningstar Foreign Large Growth Category Average is representative of funds that focus on high-priced growth stocks, mainly outside of the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These funds primarily invest in stocks that have market caps in the top 70% of each economically integrated market and will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay International Equity Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,056.50	$4.79	$1,020.13	$4.71	0.94%
Service Class Shares	$1,000.00	$1,055.20	$6.06	$1,018.89	$5.96	1.19%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP MacKay International Equity Portfolio

Country Composition as of June 30, 2023 (Unaudited)
United States	15.7%
France	11.7
Germany	9.3
Switzerland	8.4
United Kingdom	8.3
Japan	8.0
Netherlands	6.8
India	5.9
Israel	5.2
China	4.3%
Hong Kong	4.0
Spain	3.6
Sweden	2.9
Denmark	2.1
Italy	1.2
Other Assets, Less Liabilities	2.6
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2023 (excluding short-term investments) (Unaudited)
1.	ICON plc
2.	Nice Ltd., Sponsored ADR
3.	Tencent Holdings Ltd.
4.	AIA Group Ltd.
5.	Globant SA
6.	Dassault Systemes SE
7.	Amadeus IT Group SA
8.	HDFC Bank Ltd.
9.	Adyen NV
10.	Diageo plc

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Carlos Garcia-Tunon, CFA, Ian Murdoch, CFA, and Lawrence Rosenberg, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.1
How did MainStay VP MacKay International Equity Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP MacKay International Equity Portfolio returned 5.65% for Initial Class shares and 5.52% for Service Class shares. Over the same period, both share classes underperformed the 9.47% return of the MSCI ACWI® ex USA Index (Net), which is the Portfolio’s primary benchmark, and the 11.67% return of the MSCI EAFE® Index (Net), which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2023, both share classes also underperformed the 12.42% return of the Morningstar Foreign Large Growth Category Average.2
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
The market event that affected the Portfolio’s performance the most included the stickiness of inflationary pressures and the sharp rise in interest rates that followed. These trends put cost pressures on many companies, increased borrowing costs and impacted the valuations of many securities—especially the type of long-duration growth equities in which the Portfolio invests.
What factors affected the Portfolio’s relative performance during the reporting period?
Observed through a multi-factor attribution lens, negative contributions from style effects and stock selection primarily drove the Portfolio’s underperformance relative to the MSCI ACWI® Ex U.S. Index (Net). (Contributions take weightings and total returns into account.) Country allocation also detracted from relative performance. Positive contributions from industry and currency allocation partly offset these negative effects.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
During the reporting period, the strongest positive contributions to the Portfolio's performance relative to the MSCI ACWI® Ex U.S. Index (Net) came from the health care, information technology and communication services sectors. During the same period, the industrials, materials and consumer discretionary sectors provided the weakest contributions to relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The top contributors to the Portfolio's absolute performance during the reporting period included positions in Irish clinical research outsourcer ICON, Swiss contract development and manufacturing organization Lonza, and Dutch payment solutions provider Adyen. Shares in ICON and Lonza both benefited from strong financial results, validating the relative resilience of their business models against a challenging economic backdrop. Adyen shares outperformed after investor sentiment to certain high-growth stocks appeared to trough, leading to a period of multiple expansion.
The most significant detractors from absolute performance during the same period were French customer relationship management services firm Teleperformance, French pharmaceutical and laboratory equipment supplier Sartorius Stedim Biotech, and Japanese outsourced corporate benefits provider Benefit One. Teleperformance shares suffered a loss of investor confidence following news of labor complaints in the company’s Colombia operation, as well as concerns regarding the potential impact of artificial intelligence (“AI”) on its business model. Sartorius Stedim Biotech and Benefit One shares underperformed due to the companies’ disappointing financial results, or reductions to near-term financial guidance from management.
Did the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the Portfolio’s most notable purchases included a new position in Spanish travel transaction processor Amadeus IT Group, and additional exposure to French 3D product design software company Dassault Systèmes. The Portfolio’s largest sales during the same period included the full sale of its position in Dutch nutrition, health and beauty solutions provider DSM-Firmenich, and a reduction in its position in STERIS, the leading global provider of infection prevention products and services.
How did the Portfolio’s sector weightings change during the reporting period?
The Portfolio saw its largest increases in sector exposures relative to the MSCI ACWI® Ex U.S. Index (Net) in the financials and consumer discretionary sectors. Conversely, the most significant decreases in sector exposure came in materials and industrials. However, certain changes to the Global Industry Classification

1.	At a meeting held on May 2, 2023, the Board of Trustees of MainStay VP Funds Trust considered and approved, among other related proposals: (i) appointing PineStone Asset Management Inc. in replacement of MacKay Shields LLC as the Portfolio’s Subadvisor and the related Subadvisory Agreement; (ii) changing the Portfolio’s name and reducing its management fee; (iii) changing the Portfolio’s investment objective; (iv) changing the Portfolio’s primary benchmark; and (v) modifying the Fund’s principal investment strategies and investment process. These changes will take effect on or around August 28, 2023. See the Supplement dated May 9, 2023, for additional information.
2.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP MacKay International Equity Portfolio

Standard (GICS®) sector structure in March 2023 meaningfully affected these sector weighting changes.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2023, the Portfolio held its most overweight positions relative to the MSCI ACWI® Ex U.S. Index (Net) in the information technology, health care and financials sectors. As of the same date, the Portfolio held its most significantly underweight exposures to the consumer discretionary, energy and consumer staples sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2023†^(Unaudited)
	Shares	Value
Common Stocks 96.6%
China 4.3%
Tencent Holdings Ltd. (Interactive Media & Services)	515,755	$ 21,825,467
Denmark 2.1%
Chr Hansen Holding A/S (Chemicals)	150,509	10,446,408
France 11.7%
BioMerieux (Health Care Equipment & Supplies)	94,541	9,916,041
Dassault Systemes SE (Software)	426,105	18,889,235
Edenred (Financial Services)	204,525	13,689,719
Sartorius Stedim Biotech (Life Sciences Tools & Services)	46,648	11,641,355
Teleperformance (Professional Services)	29,518	4,942,631
		59,078,981
Germany 9.3%
Deutsche Boerse AG (Capital Markets)	85,492	15,775,148
Nemetschek SE (Software)	98,839	7,403,038
Scout24 SE (Interactive Media & Services) (a)	166,532	10,554,281
Symrise AG (Chemicals)	129,418	13,560,033
		47,292,500
Hong Kong 4.0%
AIA Group Ltd. (Insurance)	2,031,400	20,505,837
India 5.9%
HDFC Bank Ltd. (Banks)	869,868	18,040,725
Housing Development Finance Corp. Ltd. (Financial Services)	345,970	11,900,959
		29,941,684
Israel 5.2%
Nice Ltd., Sponsored ADR (Software) (b)	128,527	26,540,825
Italy 1.2%
Reply SpA (IT Services)	54,553	6,196,889
Japan 8.0%
Benefit One, Inc. (Professional Services)	544,600	5,529,221
Menicon Co. Ltd. (Health Care Equipment & Supplies)	328,200	5,705,601
MonotaRO Co. Ltd. (Trading Companies & Distributors)	816,100	10,310,477
	Shares	Value

Japan (continued)
Relo Group, Inc. (Real Estate Management & Development)	377,900	$ 5,120,029
SMS Co. Ltd. (Professional Services)	299,000	5,953,269
TechnoPro Holdings, Inc. (Professional Services)	366,100	7,872,818
		40,491,415
Netherlands 6.8%
Adyen NV (Financial Services) (a)(b)	10,278	17,785,308
IMCD NV (Trading Companies & Distributors)	116,739	16,776,683
		34,561,991
Spain 3.6%
Amadeus IT Group SA (Hotels, Restaurants & Leisure) (b)	238,842	18,165,520
Sweden 2.9%
Hexagon AB, Class B (Electronic Equipment, Instruments & Components)	1,193,551	14,690,659
Switzerland 8.4%
Alcon, Inc. (Health Care Equipment & Supplies) (c)	127,783	10,492,262
Belimo Holding AG (Registered) (Building Products)	18,517	9,231,088
DSM-Firmenich AG (Chemicals) (b)	42,054	4,525,605
Lonza Group AG (Registered) (Life Sciences Tools & Services)	23,134	13,786,577
Straumann Holding AG (Registered) (Health Care Equipment & Supplies)	27,730	4,496,966
		42,532,498
United Kingdom 8.3%
Croda International plc (Chemicals)	164,774	11,773,135
Diageo plc (Beverages)	411,252	17,648,180
St James's Place plc (Capital Markets)	918,847	12,690,426
		42,111,741
United States 14.9%
Accenture plc, Class A (IT Services)	20,546	6,340,085
Aon plc, Class A (Insurance)	21,345	7,368,294
Experian plc (Professional Services)	127,013	4,868,230
Globant SA (IT Services) (b)	105,954	19,042,053
ICON plc (Life Sciences Tools & Services) (b)	115,510	28,900,602
Linde plc (Chemicals)	12,141	4,626,692

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP MacKay International Equity Portfolio

	Shares	Value
Common Stocks (continued)
United States (continued)
TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	31,779	$ 4,454,145
		75,600,101
Total Common Stocks (Cost $484,226,870)		489,982,516
Short-Term Investments 0.8%
Affiliated Investment Company 0.8%
United States 0.8%
MainStay U.S. Government Liquidity Fund, 5.06% (d)	3,813,618	3,813,618
Unaffiliated Investment Company 0.0% ‡
United States 0.0% ‡
Invesco Government & Agency Portfolio, 5.158% (d)(e)	132,400	132,400
Total Short-Term Investments (Cost $3,946,018)		3,946,018
Total Investments (Cost $488,172,888)	97.4%	493,928,534
Other Assets, Less Liabilities	2.6	13,357,252
Net Assets	100.0%	$ 507,285,786

†	Percentages indicated are based on Portfolio net assets.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Non-income producing security.
(c)	All or a portion of this security was held on loan. As of June 30, 2023, the aggregate market value of securities on loan was $129,472. The Portfolio received cash collateral with a value of $132,400. (See Note 2(I))
(d)	Current yield as of June 30, 2023.
(e)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 872	$ 97,044	$ (94,102)	$ —	$ —	$ 3,814	$ 65	$ —	3,814
Abbreviation(s):
ADR—American Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 489,982,516	$ —	$ —	$ 489,982,516
Short-Term Investments
Affiliated Investment Company	3,813,618	—	—	3,813,618
Unaffiliated Investment Company	132,400	—	—	132,400
Total Short-Term Investments	3,946,018	—	—	3,946,018
Total Investments in Securities	$ 493,928,534	$ —	$ —	$ 493,928,534

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay International Equity Portfolio

Industry Diversification
	Value	Percent †^
Banks	$ 18,040,725	3.6%
Beverages	17,648,180	3.5
Building Products	9,231,088	1.8
Capital Markets	28,465,574	5.6
Chemicals	44,931,873	8.9
Electronic Equipment, Instruments & Components	19,144,804	3.8
Financial Services	43,375,986	8.6
Health Care Equipment & Supplies	30,610,870	6.0
Hotels, Restaurants & Leisure	18,165,520	3.6
Insurance	27,874,131	5.5
Interactive Media & Services	32,379,748	6.4
IT Services	31,579,027	6.2
Life Sciences Tools & Services	54,328,534	10.7
Professional Services	29,166,169	5.7
Real Estate Management & Development	5,120,029	1.0
Software	52,833,098	10.4
Trading Companies & Distributors	27,087,160	5.3
	489,982,516	96.6
Short-Term Investments	3,946,018	0.8
Other Assets, Less Liabilities	13,357,252	2.6
Net Assets	$507,285,786	100.0%

†	Percentages indicated are based on Portfolio net assets.

^	Industry and country classifications may be different than those used for compliance monitoring purposes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $484,359,270) including securities on loan of $129,472	$490,114,916
Investment in affiliated investment companies, at value (identified cost $3,813,618)	3,813,618
Cash denominated in foreign currencies (identified cost $12,456,373)	12,658,013
Receivables:
Dividends	1,084,368
Portfolio shares sold	963,394
Securities lending	1,783
Other assets	48,370
Total assets	508,684,462
Liabilities
Cash collateral received for securities on loan	132,400
Payables:
Foreign capital gains tax (See Note 2)	468,406
Manager (See Note 3)	369,366
Portfolio shares redeemed	303,222
NYLIFE Distributors (See Note 3)	47,581
Professional fees	36,527
Custodian	14,696
Shareholder communication	7,273
Accrued expenses	19,205
Total liabilities	1,398,676
Net assets	$507,285,786
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 47,039
Additional paid-in-capital	583,660,012
583,707,051
Total distributable earnings (loss)	(76,421,265)
Net assets	$507,285,786
Initial Class
Net assets applicable to outstanding shares	$275,858,068
Shares of beneficial interest outstanding	25,376,492
Net asset value per share outstanding	$ 10.87
Service Class
Net assets applicable to outstanding shares	$231,427,718
Shares of beneficial interest outstanding	21,662,016
Net asset value per share outstanding	$ 10.68

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay International Equity Portfolio

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $429,066)	$ 4,921,511
Dividends-affiliated	65,486
Securities lending, net	11,659
Total income	4,998,656
Expenses
Manager (See Note 3)	2,064,409
Distribution/Service—Service Class (See Note 3)	295,024
Professional fees	61,766
Custodian	31,861
Trustees	5,484
Shareholder communication	4,155
Miscellaneous	10,808
Total expenses	2,473,507
Net investment income (loss)	2,525,149
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions(a)	(10,635,171)
Foreign currency transactions	249,146
Net realized gain (loss)	(10,386,025)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments(b)	33,006,618
Translation of other assets and liabilities in foreign currencies	247,295
Net change in unrealized appreciation (depreciation)	33,253,913
Net realized and unrealized gain (loss)	22,867,888
Net increase (decrease) in net assets resulting from operations	$ 25,393,037

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $(146,460).
(b)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(166,807).
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,525,149	$ (31,905)
Net realized gain (loss)	(10,386,025)	(71,744,140)
Net change in unrealized appreciation (depreciation)	33,253,913	(85,428,146)
Net increase (decrease) in net assets resulting from operations	25,393,037	(157,204,191)
Distributions to shareholders:
Initial Class	—	(42,204,462)
Service Class	—	(47,989,156)
Total distributions to shareholders	—	(90,193,618)
Capital share transactions:
Net proceeds from sales of shares	75,616,274	56,783,387
Net asset value of shares issued to shareholders in reinvestment of distributions	—	90,193,618
Cost of shares redeemed	(35,134,661)	(46,049,495)
Increase (decrease) in net assets derived from capital share transactions	40,481,613	100,927,510
Net increase (decrease) in net assets	65,874,650	(146,470,299)
Net Assets
Beginning of period	441,411,136	587,881,435
End of period	$507,285,786	$ 441,411,136
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay International Equity Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 10.29	$ 17.98	$ 18.43	$ 16.21	$ 14.99	$ 17.46
Net investment income (loss) (a)	0.07	0.02	0.07	0.03	0.12	0.10
Net realized and unrealized gain (loss)	0.51	(5.06)	2.12	3.24	3.31	(2.04)
Total from investment operations	0.58	(5.04)	2.19	3.27	3.43	(1.94)
Less distributions:
From net investment income	—	(0.04)	(0.02)	(0.12)	(0.08)	(0.21)
From net realized gain on investments	—	(2.61)	(2.62)	(0.93)	(2.13)	(0.32)
Total distributions	—	(2.65)	(2.64)	(1.05)	(2.21)	(0.53)
Net asset value at end of period	$ 10.87	$ 10.29	$ 17.98	$ 18.43	$ 16.21	$ 14.99
Total investment return (b)	5.64%(c)	(26.45)%	12.24%	20.85%	24.80%	(11.56)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.23%††	0.12%	0.37%	0.16%	0.74%	0.55%
Net expenses (d)	0.94%††	0.95%	0.93%	0.96%	0.96%	0.96%
Portfolio turnover rate	48%	102%	86%	135%	66%	46%
Net assets at end of period (in 000's)	$ 275,858	$ 205,666	$ 266,747	$ 245,101	$ 209,278	$ 158,215

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2023*	Year Ended December 31,
Service Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 10.12	$ 17.75	$ 18.24	$ 16.06	$ 14.86	$ 17.32
Net investment income (loss) (a)	0.05	(0.02)	0.02	(0.01)	0.08	0.05
Net realized and unrealized gain (loss)	0.51	(5.00)	2.11	3.20	3.28	(2.03)
Total from investment operations	0.56	(5.02)	2.13	3.19	3.36	(1.98)
Less distributions:
From net investment income	—	—	—	(0.08)	(0.03)	(0.16)
From net realized gain on investments	—	(2.61)	(2.62)	(0.93)	(2.13)	(0.32)
Total distributions	—	(2.61)	(2.62)	(1.01)	(2.16)	(0.48)
Net asset value at end of period	$ 10.68	$ 10.12	$ 17.75	$ 18.24	$ 16.06	$ 14.86
Total investment return (b)	5.53%(c)	(26.63)%	11.96%	20.54%	24.49%	(11.78)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.95%††	(0.12)%	0.12%	(0.08)%	0.52%	0.32%
Net expenses (d)	1.19%††	1.20%	1.18%	1.21%	1.21%	1.21%
Portfolio turnover rate	48%	102%	86%	135%	66%	46%
Net assets at end of period (in 000's)	$ 231,428	$ 235,745	$ 321,135	$ 315,244	$ 303,135	$ 258,307

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay International Equity Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 1995
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a

18	MainStay VP MacKay International Equity Portfolio

framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of June 30, 2023 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized
19

Notes to Financial Statements (Unaudited) (continued)
as Level 2 in the hierarchy. No securities held by the Portfolio as of June 30, 2023, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses

20	MainStay VP MacKay International Equity Portfolio

can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the
Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2023, are shown in the Portfolio of Investments.
(J) Foreign Securities Risk.  The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there
21

Notes to Financial Statements (Unaudited) (continued)
can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.89% up to $500 million; and 0.85% in excess of $500 million. During the six-month period ended June 30, 2023, the effective management fee rate was 0.89%.
During the six-month period ended June 30, 2023, New York Life Investments earned fees from the Portfolio in the amount of $2,064,409 and paid the Subadvisor fees of $1,032,193.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$500,604,454	$23,572,751	$(30,248,671)	$(6,675,920)
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $61,578,793, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$53,031	$8,548
During the year ended December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$46,066,083
Long-Term Capital Gains	44,127,535
Total	$90,193,618
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

22	MainStay VP MacKay International Equity Portfolio

Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2023, purchases and sales of securities, other than short-term securities, were $255,396 and $215,307, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2023 and the year ended December 31, 2022, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	6,529,609	$ 70,324,312
Shares redeemed	(1,142,304)	(12,409,851)
Net increase (decrease)	5,387,305	$ 57,914,461
Year ended December 31, 2022:
Shares sold	1,923,130	$ 26,627,915
Shares issued to shareholders in reinvestment of distributions	4,555,503	42,204,462
Shares redeemed	(1,322,741)	(16,804,815)
Net increase (decrease)	5,155,892	$ 52,027,562

Service Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	496,392	$ 5,291,962
Shares redeemed	(2,119,358)	(22,724,810)
Net increase (decrease)	(1,622,966)	$(17,432,848)
Year ended December 31, 2022:
Shares sold	2,224,777	$ 30,155,472
Shares issued to shareholders in reinvestment of distributions	5,261,219	47,989,156
Shares redeemed	(2,297,584)	(29,244,680)
Net increase (decrease)	5,188,412	$ 48,899,948
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Portfolio, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2023, events and transactions subsequent to June 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring
23

Notes to Financial Statements (Unaudited) (continued)
financial statement adjustment or disclosure have been identified other than the following:
At a meeting held on May 2, 2023, the Board considered and approved, among other related proposals, to be effective on or about August 28, 2023: (i) appointing PineStone Asset Management Inc. ("PineStone") in replacement of MacKay Shields LLC ("MacKay") as the Portfolio's Subadvisor and the related Subadvisory Agreement; (ii) changing the Portfolio's name and reducing its management fee; (iii) changing the Portfolio's investment objective; (iv) changing the Portfolio's primary benchmark; and (v) modifying the Portfolio's principal investment strategies and investment process. These changes will take effect on or around August 28, 2023. See the Supplement dated May 9, 2023, for additional information.
24	MainStay VP MacKay International Equity Portfolio

Board Consideration and Approval of Subadvisory Agreement with PineStone Asset Management, Inc. (Unaudited)
The Subadvisory Agreement (“New Subadvisory Agreement”) between New York Life Investment Management LLC (“New York Life Investments”) and PineStone Asset Management Inc. (“PineStone”) with respect to the MainStay VP MacKay International Equity Portfolio (“Portfolio”), must be approved initially and, following an initial term of up to two years, its continuation is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its May 2, 2023 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the New Subadvisory Agreement for an initial two-year period.
At a meeting held on May 2, 2023, the Board considered and approved New York Life Investments’ recommendations to appoint PineStone as the subadvisor to the Portfolio, to approve the New Subadvisory Agreement, to approve the related changes to the Portfolio’s investment objective, principal investment strategies, name, investment process and primary benchmark and to approve the reduction of the Portfolio’s contractual management fee (the “Repositioning”), all effective on or about August 28, 2023.  The Board noted that the material terms of the New Subadvisory Agreement are substantially similar to the terms of the current subadvisory agreement with MacKay Shields LLC (“MacKay”) with respect to the Portfolio, but that the proposed subadvisory fee under the New Subadvisory Agreement with PineStone is lower than the subadvisory fee paid to MacKay, an affiliate of New York Life Investments, at every level of assets under the current subadvisory agreement.
In reaching the decisions to approve the Repositioning and New Subadvisory Agreement, the Board considered information and materials furnished by New York Life Investments and PineStone in connection with meetings of the Board and its Contracts, Investment and Risk and Compliance Oversight Committees held on April 24 and May 2, 2023, as well as other information furnished to the Board and its Committees throughout the year, including in connection with the annual contract review process, as deemed relevant by the Trustees.  The Board also considered the subadvisory fee charged to an investment advisory client of PineStone that follows investment strategies similar to those proposed for the Portfolio, as repositioned. In addition, the Board considered information previously provided to the Board in connection with its review of the subadvisory agreements for other funds in the MainStay Group of Funds and the Management Agreement for the Portfolio, as deemed relevant to each Trustee.  The Board also considered information and materials furnished by PineStone in response to requests prepared on behalf of the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the New Subadvisory Agreement and investment performance reports on the Portfolio as well as presentations from New
York Life Investments.  The Board also took into account a presentation from PineStone personnel.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive session with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In considering the Repositioning and the New Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by their independent legal counsel and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decisions, the factors that figured prominently in the Board’s consideration of the Repositioning and the New Subadvisory Agreement are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services to be provided to the Portfolio by PineStone; (ii) the investment performance of the Portfolio, the qualifications of the proposed portfolio managers of the Portfolio and historical investment performance information for other investment advisory clients managed or subadvised by such portfolio managers with investment strategies similar to those of the Portfolio, as repositioned; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by PineStone from its relationship with the Portfolio; (iv) the extent to which economies of scale may be realized if the Portfolio grows and the extent to which any economies of scale may be shared or may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s management fee, including the proposed reduction in the management fee, and the proposed subadvisory fee to be paid by New York Life Investments to PineStone and estimated total ordinary operating expenses. Although the Board recognized that comparisons between the Portfolio’s proposed fees and estimated expenses and those of another fund are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s proposed management fee and estimated total ordinary operating expenses as compared to the peer funds identified by New York Life Investments.
Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement were based on a consideration of the information provided to the Trustees throughout the year as well as information furnished specifically in connection with the contract review process for the Portfolio and evaluation of the Repositioning, such as a presentation from PineStone personnel, in each case as deemed relevant to each Trustee, as well as the business judgment and industry experience of each Trustee.  The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and PineStone.  The Board took note of New York Life

25

Board Consideration and Approval of Subadvisory Agreement with PineStone Asset Management, Inc. (Unaudited) (continued)
Investments’ belief that PineStone, with its resources and historical investment performance track record for strategies similar to those of the Portfolio, as repositioned, is well qualified to serve as the Portfolio’s subadvisor.
The factors that figured prominently in the Board’s decisions to approve the Repositioning and the New Subadvisory Agreement are summarized in more detail below.
Nature, Extent and Quality of Services to be Provided by PineStone
In considering the Repositioning and the New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Portfolio, noting that New York Life Investments is responsible for overseeing the Portfolio’s subadvisor. The Board examined the nature, extent and quality of the investment advisory services that PineStone proposed to provide to the Portfolio. Further, the Board evaluated and/or examined the following with regard to PineStone:
•	experience in providing investment advisory services;
•	experience in serving as advisor or subadvisor to other investment advisory clients with similar strategies as those of the Portfolio, as repositioned, and the performance track record of such investment advisory clients;
•	experience of investment advisory, senior management and administrative personnel;
•	overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by PineStone;
•	PineStone’s belief that its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws;
•	ability to recruit and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio;
•	portfolio construction and risk management processes;
•	experience of the Portfolio’s proposed portfolio managers, including with respect to investment strategies similar to those of the Portfolio, as repositioned, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers; and
•	overall reputation, financial condition and assets under management.
Based on these considerations, among others, the Board concluded that the Portfolio would likely benefit from the nature, extent and quality of the proposed investment advisory services to be provided by PineStone.
Investment Performance
In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to a relevant investment category and the Portfolio’s benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance.  In addition, the Board considered discussions between the Portfolio’s current portfolio management team and the Investment Committee of the Board.  The Board further considered that shareholders may benefit from PineStone’s investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for the Portfolio, as repositioned, was not available.  The Board noted that PineStone currently advises or subadvises other investment advisory clients with investment strategies similar to those of the Portfolio, as repositioned, and considered historical performance information for such investment advisory clients.  In addition, the Board evaluated the Portfolio’s proposed portfolio management team, investment process and strategies.
Based on these considerations, among others, the Board concluded that the investment performance and related information supported a determination to approve the New Subadvisory Agreement.
Costs of the Services to be Provided, and Profits and Other Benefits to be Realized, by PineStone
The Board considered the anticipated costs of the services to be provided by PineStone under the New Subadvisory Agreement.  With respect to the profitability of PineStone’s relationship with the Portfolio, the Board considered information from New York Life Investments that PineStone’s subadvisory fee reflected an arm’s-length negotiation and that this fee would be paid by New York Life Investments, not the Portfolio, and the relevance of PineStone’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Portfolio. The Board also considered that the subadvisory fee would be lower than the subadvisory fee paid to MacKay under the current subadvisory agreement at every level of assets.
In evaluating the anticipated costs of the services to be provided by PineStone and profits expected to be realized by PineStone, the Board considered, among other factors, PineStone’s investments in, or willingness to invest in, personnel and other resources to support and

26	MainStay VP MacKay International Equity Portfolio

further enhance the services proposed to be provided to the Portfolio, and that New York Life Investments would be responsible for paying the subadvisory fee for the Portfolio.  The Board also considered the financial resources of PineStone and acknowledged that PineStone must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for PineStone to be able to provide high-quality services to the Portfolio.
The Board also considered certain fall-out benefits that may be realized by PineStone due to its relationship with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the potential benefits to PineStone from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to PineStone in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. The Board also considered the existence of a strategic partnership between New York Life Investments and PineStone that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the New Subadvisory Agreement.
The Board took into account the fact that the Portfolio would undergo changes to its principal investment strategies in connection with the Repositioning.  The Board noted estimates from New York Life Investments that a significant portion of the holdings of the Portfolio would be sold to align the Portfolio’s holdings with the strategies that would be pursued by PineStone. Additionally, the Board considered New York Life Investments’ representation that New York Life Investments would work closely with PineStone to seek to execute the optimal transition strategy and that New York Life Investments would make every effort to minimize potential direct and indirect costs associated with the Repositioning.
The Board concluded that any profits realized by PineStone due to its relationship with the Portfolio would be the result of arm’s-length negotiations between New York Life Investments and PineStone, and acknowledged that any benefits that may accrue to PineStone and its affiliates are consistent with those expected for a subadvisor to a mutual fund, and that any such profits would be based on fees paid to PineStone by New York Life Investments, not the Portfolio.
Subadvisory Fee and Estimated Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee to be paid under the Management Agreement and the New Subadvisory Agreement as well as the Portfolio’s estimated total ordinary operating expenses.  The Board primarily considered the reasonableness of the management fee to be paid by the Portfolio to New York Life Investments because the subadvisory fee to be paid to PineStone would be paid by New York Life Investments, not the Portfolio.  The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.  In addition, the Board considered that New York Life Investments proposed to reduce the contractual management fee for the Portfolio in connection with the Repositioning.
In assessing the reasonableness of the Portfolio’s proposed fees and estimated expenses, the Board considered information provided by New York Life Investments on fees and expenses of peer funds, and the Board considered the subadvisory fee charged by PineStone with respect to another investment advisory client that follows investment strategies similar to those of the Portfolio, as repositioned. The Board considered the contractual fee schedules with respect to the Portfolio as compared to that of such investment advisory client and noted that New York Life Investments proposed to reduce the Portfolio’s contractual management fee.  The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.
Based on the factors outlined above, among other considerations, the Board concluded that the Portfolio’s proposed management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable and that the information presented supported approval of the New Subadvisory Agreement.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Portfolio and whether the Portfolio’s proposed expense structure would permit any economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders.  The Board also considered the various ways in which the benefits of economies of scale may be shared with the Portfolio.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s proposed expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the Repositioning and the New Subadvisory Agreement.
27

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk. A Portfolio's liquidity risk is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The Board of Trustees of MainStay VP Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
28	MainStay VP MacKay International Equity Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
29

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

2023 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5029454	MSVPIE10-08/23
(NYLIAC) NI523

MainStay VP Winslow Large Cap Growth Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended June 30, 2023. Markets reacted positively to several developments – easing inflationary pressures and softening monetary policy – the most prominent among them.
At the start of the reporting period, high levels of inflation had already begun to show signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.06% in June 2022, the annualized U.S. inflation rate as measured by the Consumer Price Index fell to 6.41% in January 2023, and to 2.97% in June 2023, according to the most recent figures. At the same time, the Fed increased the benchmark federal funds rate, from 4.25%–4.50% at the beginning of the reporting period, to 5.00%–5.25% as of June 30, 2023. While the Fed signaled that further rate increases were likely in 2023, the Fed also appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a negative note, rising interest rates contributed to the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry, and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the S&P 500® Index’s strongest sector, followed by consumer discretionary. However, the communications services, utilities and energy sectors lost substantial ground as value-oriented stocks fell out of favor and oil prices declined, with financials and health care shares dipping more mildly. While international markets rose, they generally trailed the U.S. market, with developed international markets outperforming their emerging markets counterparts.
Corporate bond prices trended moderately higher amid high volatility, bolstered by positive inflationary and interest rate trends in the United States while constrained by banking industry turmoil. After years of low yields and tight credit spreads, the sector benefited from more attractive valuations and income opportunities. Markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. Long-term rates remained lower than short-term rates throughout the reporting period, a yield curve inversion that reminded investors of the uncertainties implicit in the current economic environment. U.S. Treasury bonds provided more modest gains, with the positive impact of declining inflation largely balanced by the negative impact of high consumer prices.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the long-term focus, unique perspectives and commitment to client service you expect.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	5/1/1998	25.61%	27.46%	12.40%	14.34%	0.75%
Service Class Shares	6/6/2003	25.46	27.14	12.12	14.06	1.00

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 1000® Growth Index[2]	29.02%	27.11%	15.14%	15.75%
S&P 500® Index[3]	16.89	19.59	12.31	12.86
Morningstar Large Growth Category Average[4]	23.91	22.89	11.37	13.02

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Russell 1000® Growth Index is the Portfolio's primary benchmark. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.
3.	The S&P 500® Index is the Portfolio's secondary benchmark. “S&P 500®" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
4.	The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Winslow Large Cap Growth Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,256.10	$4.14	$1,021.13	$3.71	0.74%
Service Class Shares	$1,000.00	$1,254.60	$5.53	$1,019.89	$4.96	0.99%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Winslow Large Cap Growth Portfolio

Industry Composition as of June 30, 2023 (Unaudited)
Software	21.7%
Semiconductors & Semiconductor Equipment	17.1
Interactive Media & Services	9.8
Technology Hardware, Storage & Peripherals	8.0
Health Care Equipment & Supplies	6.0
Broadline Retail	5.3
Hotels, Restaurants & Leisure	4.9
Financial Services	4.4
Textiles, Apparel & Luxury Goods	2.7
Consumer Staples Distribution & Retail	2.7
Capital Markets	2.2
Chemicals	2.1
Machinery	2.1
Biotechnology	1.9%
Health Care Providers & Services	1.7
Ground Transportation	1.3
IT Services	1.3
Specialty Retail	1.1
Aerospace & Defense	1.1
Pharmaceuticals	1.0
Entertainment	0.9
Automobiles	0.5
Short–Term Investment	0.3
Other Assets, Less Liabilities	–0.1
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2023 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Apple, Inc.
3.	NVIDIA Corp.
4.	Amazon.com, Inc.
5.	Alphabet, Inc.
6.	Meta Platforms, Inc., Class A
7.	Intuitive Surgical, Inc.
8.	ServiceNow, Inc.
9.	ASML Holding NV (Registered)
10.	Lam Research Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Justin H. Kelly, CFA, Patrick M. Burton, CFA, Steven M. Hamill, CFA, and Peter A. Dlugosch of Winslow Capital Management, LLC, the Portfolio’s Subadvisor.
How did MainStay VP Winslow Large Cap Growth Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP Winslow Large Cap Growth Portfolio returned 25.61% for Initial Class shares and 25.46% for Service Class shares. Over the same period, both share classes underperformed the 29.02% return of the Russell 1000® Growth Index, which is the Portfolio’s primary benchmark, and outperformed the 16.89% return of the S&P 500® Index, which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2023, both share classes outperformed the 23.91% return of the Morningstar Large Growth Category Average.1
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
Equity markets generated strong returns during the reporting period, building on momentum that began in the fourth quarter of 2022. Inflation concerns mellowed, and while the U.S. Federal Reserve (the “Fed”) continued to raise interest rates, investors factored in a nearer-term end to the tightening cycle. Markets also absorbed the failures of Silicon Valley Bank and Credit Suisse in March 2023, and the flight of deposits away from many banks. One outcome from these market events may be the reduction of credit availability in the coming months, further dampening economic activity and the need for future Fed rate hikes.
What factors affected the Portfolio’s relative performance during the reporting period?
The performance of the Russell 1000® Growth Index was largely driven by the strong returns of the five largest Index holdings: Apple, Microsoft, Alphabet, Amazon.com and NVIDIA. While absolute returns for the Portfolio were strong, performance trailed the Russell 1000® Growth Index due to underweight exposure to a majority of these five holdings.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
The sectors making the strongest positive contributions to the Portfolio’s performance relative to the Russell 1000® Growth Index included consumer staples, real estate and industrials. (Contributions take weightings and total returns into account.)  In the real estate and industrials sectors, sector allocation predominantly drove the Portfolio’s relative outperformance in these sectors. In consumer staples, both sector allocation and security selection drove outperformance in these sectors in nearly equal measure.
The information technology, consumer discretionary and health care sectors provided the weakest contributions to the Portfolio’s relative performance. Security selection primarily drove relative underperformance in information technology. Allocation effect produced the underperformance in health care. A combination of underweight exposure and security selection contributed to relative underperformance in consumer discretionary.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The leading positive contributors to the Portfolio’s absolute performance during the reporting period included positions in semiconductor maker NVIDIA, productivity software company Microsoft and consumer products company Apple. NVIDIA, the largest contributor to the Portfolio’s absolute performance during the reporting period, benefited from two ongoing mega-trends: graphic processing units (GPUs) needed for data center and artificial intelligence (AI) acceleration, and GPUs needed for gaming. In both trends, we view NVIDIA as having a sustainable competitive advantage that we believe will drive strong, organic, top-line growth over the next several years. Microsoft, the Portfolio’s largest holding and second-most meaningful contributor to absolute performance, continued to produce sustainable double-digit growth driven by continued Azure adoption by enterprises as they move their workloads to the cloud and by the migration from a software-purchase business model to the subscription-based Office 365 model. Apple, the Portfolio’s second-largest holding and the third-most meaningful contributor to absolute performance, continued to benefit from high ROIC (return on invested capital), strong operational execution and a significant moat in the smartphone business, which produces more than 50% of the company’s total revenue. Hardware also drives revenue growth in the company’s services segment.
Notable detractors from the Portfolio’s absolute performance during the same period included holdings in health plan provider UnitedHealth Group, health care instrument and supply company Agilent Technologies and agricultural machinery company Deere & Co. UnitedHealth Group is both the largest health insurer and the largest provider of health care services (spanning information technology to outpatient medical treatment) in the United States. The combination yields a consistent model of high single-digit revenue growth and EPS growth in the teens, with little macroeconomic sensitivity. The Portfolio exited its positions in Agilent Technologies and agricultural machinery company Deere & Co. In the case of Agilent, the sale reflected uncertainty regarding our estimates for 2024 and beyond, as we found the breadth and duration of the recent downturn in demand from key end-markets

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Winslow Large Cap Growth Portfolio

difficult to estimate. In the case of Deere, we believed that 2023 could mark a near-term peak in the agricultural equipment cycle.
Did the Portfolio make any significant purchases or sales during the reporting period?
Some of the Portfolio’s largest purchases included shares in Microsoft, described above, and social media company Meta Platforms. Meta Platforms remains the dominant player in social media and messaging globally, with over 3.2 billion users (75% of global internet users), 200 million businesses and 10 million advertisers. In our view, the headwinds that Meta Platforms faced in 2022 show signs of reversing, and we expect the company’s fundamentals to improve going forward.
Significant sales included the Portfolio’s positions in railroad holding company Union Pacific and Deere & Co., the latter of which is described above. We sold the Portfolio’s position in Union Pacific based on continued disappointing volume growth and continued lagging service recovery. While some of the service issues were due to extreme levels of snowfall across the company’s network, and thus beyond the company’s control, lagging volume and service likely pressured first-quarter financial results.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period the Portfolio’s sector weightings relative to the Russell 1000® Growth Index shifted as a result of both structural changes within the Portfolio as well as the reconstitution of the Index. In absolute terms, the Portfolio’s exposure to the health care sector decreased significantly, shifting from an overweight position to a neutral position. Similarly, the Portfolio’s absolute exposure to the financials sector declined from an overweight position to a neutral position.
During the same period, the Portfolio’s largest increase in absolute exposure occurred in the information technology sector, shifting from underweight exposure to overweight exposure. The Portfolio’s absolute position in communication services increased as well, shifting from an underweight position to neutral weight.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2023, information technology represented the Portfolio’s largest overweight position relative to the Russell 1000®Growth Index, followed by a significantly smaller overweight position in materials. We believe labor shortages could become persistent as working age populations decline and retirement accelerates in the developed markets and China. Investing in productivity will be critical to mitigate wage pressures and labor shortage risks, likely benefiting the information technology sector to a disproportionate degree.
Conversely, as of June 30, 2023, the Portfolio held relatively underweight exposure to the consumer staples, industrials and consumer discretionary sectors. This positioning reflects our near-term belief that consumer demand is softening. The recent Fed tightening cadence has been the most aggressive in history and the U.S. economy will potentially likely weaken as a result, particularly as the cushion from COVID-19-related excess savings by consumers is depleted. Recent bank failures only add to the potential for slowing economic activity.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2023†^(Unaudited)
	Shares	Value
Common Stocks 99.8%
Aerospace & Defense 1.1%
Boeing Co. (The) (a)	73,800	$ 15,583,608
Automobiles 0.5%
Tesla, Inc. (a)	29,060	7,607,036
Biotechnology 1.9%
Vertex Pharmaceuticals, Inc. (a)	77,210	27,170,971
Broadline Retail 5.3%
Amazon.com, Inc. (a)	594,200	77,459,912
Capital Markets 2.2%
Moody's Corp.	50,100	17,420,772
MSCI, Inc.	32,170	15,097,059
		32,517,831
Chemicals 2.1%
Linde plc	81,650	31,115,182
Consumer Staples Distribution & Retail 2.7%
Costco Wholesale Corp.	44,070	23,726,407
Dollar Tree, Inc. (a)	105,520	15,142,120
		38,868,527
Entertainment 0.9%
Netflix, Inc. (a)	29,900	13,170,651
Financial Services 4.4%
Mastercard, Inc., Class A	95,040	37,379,232
Visa, Inc., Class A	109,260	25,947,065
		63,326,297
Ground Transportation 1.3%
Uber Technologies, Inc. (a)	450,160	19,433,407
Health Care Equipment & Supplies 6.0%
Boston Scientific Corp. (a)	285,900	15,464,331
IDEXX Laboratories, Inc. (a)	36,230	18,195,793
Intuitive Surgical, Inc. (a)	157,940	54,006,004
		87,666,128
Health Care Providers & Services 1.7%
UnitedHealth Group, Inc.	50,750	24,392,480
	Shares	Value

Hotels, Restaurants & Leisure 4.9%
Chipotle Mexican Grill, Inc. (a)	17,390	$ 37,197,210
Hilton Worldwide Holdings, Inc.	105,030	15,287,116
McDonald's Corp.	61,170	18,253,740
		70,738,066
Interactive Media & Services 9.8%
Alphabet, Inc. (a)
Class A	332,880	39,845,737
Class C	293,420	35,495,018

Meta Platforms, Inc., Class A (a)	235,940	67,710,061
		143,050,816
IT Services 1.3%
Gartner, Inc. (a)	54,240	19,000,814
Machinery 2.1%
Parker-Hannifin Corp.	76,500	29,838,060
Pharmaceuticals 1.0%
Eli Lilly & Co.	32,200	15,101,156
Semiconductors & Semiconductor Equipment 17.1%
Advanced Micro Devices, Inc. (a)	196,200	22,349,142
Analog Devices, Inc.	120,990	23,570,062
ASML Holding NV (Registered)	55,700	40,368,575
Broadcom, Inc.	16,500	14,312,595
Lam Research Corp.	60,830	39,105,174
Monolithic Power Systems, Inc.	27,500	14,856,325
NVIDIA Corp.	225,670	95,462,923
		250,024,796
Software 21.7%
Atlassian Corp., Class A (a)	104,590	17,551,248
Microsoft Corp.	503,510	171,465,295
Salesforce, Inc. (a)	154,900	32,724,174
ServiceNow, Inc. (a)	93,500	52,544,195
Synopsys, Inc. (a)	53,670	23,368,455
Workday, Inc., Class A (a)	84,850	19,166,766
		316,820,133
Specialty Retail 1.1%
O'Reilly Automotive, Inc. (a)	17,240	16,469,372
Technology Hardware, Storage & Peripherals 8.0%
Apple, Inc.	603,870	117,132,664

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Winslow Large Cap Growth Portfolio

	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods 2.7%
Lululemon Athletica, Inc. (a)	49,160	$ 18,607,060
NIKE, Inc., Class B	189,200	20,882,004
		39,489,064
Total Common Stocks (Cost $1,168,023,638)		1,455,976,971
Short-Term Investment 0.3%
Affiliated Investment Company 0.3%
MainStay U.S. Government Liquidity Fund, 5.06% (b)	5,128,772	5,128,772
Total Short-Term Investment (Cost $5,128,772)		5,128,772
Total Investments (Cost $1,173,152,410)	100.1%	1,461,105,743
Other Assets, Less Liabilities	(0.1)	(1,577,400)
Net Assets	100.0%	$ 1,459,528,343

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	Current yield as of June 30, 2023.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 8,117	$ 133,497	$ (136,485)	$ —	$ —	$ 5,129	$ 142	$ —	5,129
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,455,976,971	$ —	$ —	$ 1,455,976,971
Short-Term Investment
Affiliated Investment Company	5,128,772	—	—	5,128,772
Total Investments in Securities	$ 1,461,105,743	$ —	$ —	$ 1,461,105,743

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Winslow Large Cap Growth Portfolio

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $1,168,023,638)	$1,455,976,971
Investment in affiliated investment companies, at value (identified cost $5,128,772)	5,128,772
Cash	760
Receivables:
Investment securities sold	13,076,877
Portfolio shares sold	197,177
Dividends	156,297
Other assets	15,074
Total assets	1,474,551,928
Liabilities
Payables:
Investment securities purchased	13,029,943
Manager (See Note 3)	859,294
Portfolio shares redeemed	842,722
NYLIFE Distributors (See Note 3)	218,586
Professional fees	29,681
Shareholder communication	26,825
Custodian	5,184
Accrued expenses	11,350
Total liabilities	15,023,585
Net assets	$1,459,528,343
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 66,455
Additional paid-in-capital	1,057,560,728
1,057,627,183
Total distributable earnings (loss)	401,901,160
Net assets	$1,459,528,343
Initial Class
Net assets applicable to outstanding shares	$ 378,207,133
Shares of beneficial interest outstanding	15,886,090
Net asset value per share outstanding	$ 23.81
Service Class
Net assets applicable to outstanding shares	$1,081,321,210
Shares of beneficial interest outstanding	50,568,739
Net asset value per share outstanding	$ 21.38

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $29,434)	$ 4,290,706
Dividends-affiliated	142,347
Total income	4,433,053
Expenses
Manager (See Note 3)	4,875,116
Distribution/Service—Service Class (See Note 3)	1,238,715
Professional fees	59,411
Shareholder communication	19,263
Trustees	16,273
Custodian	12,533
Miscellaneous	21,225
Total expenses before waiver/reimbursement	6,242,536
Expense waiver/reimbursement from Manager (See Note 3)	(9,413)
Net expenses	6,233,123
Net investment income (loss)	(1,800,070)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	64,321,187
Foreign currency transactions	(306)
Net realized gain (loss)	64,320,881
Net change in unrealized appreciation (depreciation) on unaffiliated investments	247,721,976
Net realized and unrealized gain (loss)	312,042,857
Net increase (decrease) in net assets resulting from operations	$310,242,787
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Winslow Large Cap Growth Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (1,800,070)	$ (3,749,572)
Net realized gain (loss)	64,320,881	55,370,337
Net change in unrealized appreciation (depreciation)	247,721,976	(658,798,432)
Net increase (decrease) in net assets resulting from operations	310,242,787	(607,177,667)
Distributions to shareholders:
Initial Class	—	(88,754,424)
Service Class	—	(263,426,186)
Total distributions to shareholders	—	(352,180,610)
Capital share transactions:
Net proceeds from sales of shares	30,264,086	214,496,273
Net asset value of shares issued to shareholders in reinvestment of distributions	—	352,180,610
Cost of shares redeemed	(148,419,255)	(282,463,949)
Increase (decrease) in net assets derived from capital share transactions	(118,155,169)	284,212,934
Net increase (decrease) in net assets	192,087,618	(675,145,343)
Net Assets
Beginning of period	1,267,440,725	1,942,586,068
End of period	$1,459,528,343	$1,267,440,725
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 18.95	$ 37.92	$ 32.76	$ 25.51	$ 21.64	$ 23.92
Net investment income (loss) (a)	(0.01)	(0.02)	(0.12)	(0.04)	0.00‡	0.00‡
Net realized and unrealized gain (loss)	4.87	(12.18)	8.01	9.36	6.95	1.36
Total from investment operations	4.86	(12.20)	7.89	9.32	6.95	1.36
Less distributions:
From net realized gain on investments	—	(6.77)	(2.73)	(2.07)	(3.08)	(3.64)
Net asset value at end of period	$ 23.81	$ 18.95	$ 37.92	$ 32.76	$ 25.51	$ 21.64
Total investment return (b)	25.65%(c)	(31.16)%	24.52%	37.16%	33.64%	3.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.08)%††	(0.09)%	(0.34)%	(0.16)%	0.01%	0.01%
Net expenses (d)(e)	0.74%††	0.75%	0.74%	0.75%	0.76%	0.76%
Portfolio turnover rate	57%	75%	62%	54%	56%	58%
Net assets at end of period (in 000's)	$ 378,207	$ 335,309	$ 632,666	$ 534,965	$ 438,089	$ 238,174

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Expense waiver/reimbursement less than 0.01%.

	Six months ended June 30, 2023*	Year Ended December 31,
Service Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 17.04	$ 35.23	$ 30.68	$ 24.05	$ 20.60	$ 22.96
Net investment income (loss) (a)	(0.03)	(0.08)	(0.20)	(0.11)	(0.06)	(0.06)
Net realized and unrealized gain (loss)	4.37	(11.34)	7.48	8.81	6.59	1.34
Total from investment operations	4.34	(11.42)	7.28	8.70	6.53	1.28
Less distributions:
From net realized gain on investments	—	(6.77)	(2.73)	(2.07)	(3.08)	(3.64)
Net asset value at end of period	$ 21.38	$ 17.04	$ 35.23	$ 30.68	$ 24.05	$ 20.60
Total investment return (b)	25.47%(c)	(31.34)%	24.20%	36.81%	33.30%	3.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.33)%††	(0.33)%	(0.59)%	(0.41)%	(0.25)%	(0.23)%
Net expenses (d)(e)	0.99%††	1.00%	0.99%	1.00%	1.01%	1.01%
Portfolio turnover rate	57%	75%	62%	54%	56%	58%
Net assets at end of period (in 000's)	$ 1,081,321	$ 932,131	$ 1,309,920	$ 1,093,847	$ 825,075	$ 623,836

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Expense waiver/reimbursement less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Winslow Large Cap Growth Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Winslow Large Cap Growth Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 1998
Service Class	June 6, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a

17

Notes to Financial Statements (Unaudited) (continued)
framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized

18	MainStay VP Winslow Large Cap Growth Portfolio

cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(H) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the
19

Notes to Financial Statements (Unaudited) (continued)
normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Winslow Capital Management, LLC. (“Winslow” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% in excess of $9 billion.
New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. This waiver may be discontinued at any time.
New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Portfolio’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Portfolio’s average daily net assets over $13 billion. This agreement expires May 1, 2023, and may only be amended or terminated prior to that date by action of the Board. During the six-month period ended June 30, 2023, the effective management fee rate was 0.72% (exclusive of any applicable waivers/reimbursements).
During the six-month period ended June 30, 2023, New York Life Investments earned fees from the Portfolio in the amount of $4,875,116 and waived fees and/or reimbursed expenses in the amount of $9,413 and paid the Subadvisor fees of $1,824,636.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,176,773,258	$287,212,669	$(2,880,184)	$284,332,485

20	MainStay VP Winslow Large Cap Growth Portfolio

During the year ended December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$ 51,907,115
Long-Term Capital Gains	300,273,495
Total	$352,180,610
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2023, purchases and sales of securities, other than short-term securities, were $766,844 and $883,234, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2023 and the year ended December 31, 2022, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	311,848	$ 6,353,636
Shares redeemed	(2,116,713)	(45,347,918)
Net increase (decrease)	(1,804,865)	$ (38,994,282)
Year ended December 31, 2022:
Shares sold	2,106,607	$ 63,629,404
Shares issued to shareholders in reinvestment of distributions	4,944,646	88,754,424
Shares redeemed	(6,044,937)	(171,066,781)
Net increase (decrease)	1,006,316	$ (18,682,953)

Service Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	1,260,956	$ 23,910,450
Shares redeemed	(5,379,476)	(103,071,337)
Net increase (decrease)	(4,118,520)	$ (79,160,887)
Year ended December 31, 2022:
Shares sold	5,856,023	$ 150,866,869
Shares issued to shareholders in reinvestment of distributions	16,310,714	263,426,186
Shares redeemed	(4,663,155)	(111,397,168)
Net increase (decrease)	17,503,582	$ 302,895,887
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Portfolio, issuers, industries, governments and other systems,
21

Notes to Financial Statements (Unaudited) (continued)
including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2023, events and transactions subsequent to June 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
22	MainStay VP Winslow Large Cap Growth Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk. A Portfolio's liquidity risk is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The Board of Trustees of MainStay VP Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
23

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
24	MainStay VP Winslow Large Cap Growth Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

2023 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5034717	MSVPLG10-08/23
(NYLIAC) NI525

MainStay VP Wellington Mid Cap Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended June 30, 2023. Markets reacted positively to several developments – easing inflationary pressures and softening monetary policy – the most prominent among them.
At the start of the reporting period, high levels of inflation had already begun to show signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.06% in June 2022, the annualized U.S. inflation rate as measured by the Consumer Price Index fell to 6.41% in January 2023, and to 2.97% in June 2023, according to the most recent figures. At the same time, the Fed increased the benchmark federal funds rate, from 4.25%–4.50% at the beginning of the reporting period, to 5.00%–5.25% as of June 30, 2023. While the Fed signaled that further rate increases were likely in 2023, the Fed also appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a negative note, rising interest rates contributed to the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry, and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the S&P 500® Index’s strongest sector, followed by consumer discretionary. However, the communications services, utilities and energy sectors lost substantial ground as value-oriented stocks fell out of favor and oil prices declined, with financials and health care shares dipping more mildly. While international markets rose, they generally trailed the U.S. market, with developed international markets outperforming their emerging markets counterparts.
Corporate bond prices trended moderately higher amid high volatility, bolstered by positive inflationary and interest rate trends in the United States while constrained by banking industry turmoil. After years of low yields and tight credit spreads, the sector benefited from more attractive valuations and income opportunities. Markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. Long-term rates remained lower than short-term rates throughout the reporting period, a yield curve inversion that reminded investors of the uncertainties implicit in the current economic environment. U.S. Treasury bonds provided more modest gains, with the positive impact of declining inflation largely balanced by the negative impact of high consumer prices.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the long-term focus, unique perspectives and commitment to client service you expect.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date[1,2]	Six Months[3]	One Year	Five Years	Ten Years	Gross Expense Ratio[4]
Initial Class Shares	7/2/2001	7.22%	12.25%	3.83%	7.98%	0.89%
Service Class Shares	6/5/2003	7.08	11.97	3.57	7.71	1.14

1.	Effective January 1, 2018, due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC, the former subadvisor.
2.	Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisors and principal investment strategies.
3.	Not annualized.
4.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell Midcap® Index[2]	9.01%	14.92%	8.46%	10.32%
S&P MidCap 400® Index[3]	8.84	17.61	7.79	10.21
Morningstar Mid-Cap Blend Category Average[4]	8.16	13.96	7.44	9.32

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Russell Midcap® Index is the Portfolio's primary benchmark. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest companies based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies.
3.	The Portfolio has selected the S&P MidCap 400® Index as its secondary benchmark. The S&P MidCap 400® Index is a market capitalization-weighted index of common stocks representing the mid-cap U.S. equity market.
4.	The Morningstar Mid-Cap Blend Category Average is representative of funds that invest primarily in U.S. stocks of various sizes and styles, giving it a middle-of-the-road profile. The U.S. mid-cap range for market capitalization typically falls between $1 billion and $8 billion and represents 20% of the total capitalization of the U.S. equity market. The blend style is assigned to funds where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Wellington Mid Cap Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,072.20	$4.42	$1,020.53	$4.31	0.86%
Service Class Shares	$1,000.00	$1,070.80	$5.70	$1,019.29	$5.56	1.11%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Wellington Mid Cap Portfolio

Industry Composition as of June 30, 2023 (Unaudited)
Machinery	7.5%
Banks	6.7
Oil, Gas & Consumable Fuels	5.7
Insurance	5.5
Building Products	4.8
Biotechnology	4.2
Professional Services	4.1
Chemicals	4.1
Financial Services	4.0
Health Care Equipment & Supplies	3.7
Semiconductors & Semiconductor Equipment	3.3
Health Care Providers & Services	3.2
Hotels, Restaurants & Leisure	3.0
Ground Transportation	2.6
Software	2.5
Specialty Retail	2.4
Automobile Components	2.3
Textiles, Apparel & Luxury Goods	2.2
Containers & Packaging	2.2
Electronic Equipment, Instruments & Components	2.1
Communications Equipment	1.8
Trading Companies & Distributors	1.8
Household Durables	1.6
Consumer Staples Distribution & Retail	1.5
Life Sciences Tools & Services	1.3
IT Services	1.3
Consumer Finance	1.3%
Aerospace & Defense	1.2
Pharmaceuticals	1.2
Retail REITs	1.2
Specialized REITs	1.0
Air Freight & Logistics	0.9
Gas Utilities	0.8
Commercial Services & Supplies	0.8
Interactive Media & Services	0.8
Electrical Equipment	0.7
Multi–Utilities	0.6
Media	0.6
Metals & Mining	0.6
Food Products	0.5
Broadline Retail	0.5
Capital Markets	0.4
Leisure Products	0.3
Technology Hardware, Storage & Peripherals	0.3
Industrial REITs	0.3
Hotel & Resort REITs	0.3
Entertainment	0.3
Short–Term Investments	2.1
Other Assets, Less Liabilities	–2.1
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2023 (excluding short-term investments) (Unaudited)
1.	MKS Instruments, Inc.
2.	M&T Bank Corp.
3.	Marathon Oil Corp.
4.	Celanese Corp.
5.	Molina Healthcare, Inc.
6.	Flex Ltd.
7.	Visteon Corp.
8.	NVR, Inc.
9.	Builders FirstSource, Inc.
10.	WEX, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Gregory J. Garabedian, Mark A. Whitaker, CFA, and Philip W. Ruedi, CFA, of Wellington Management Company LLP (“Wellington”), the Portfolio’s Subadvisor.
How did MainStay VP Wellington Mid Cap Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP Wellington Mid Cap Portfolio returned 7.22% for Initial Class shares and 7.08% for Service Class shares. Over the same period, both share classes underperformed the 9.01% return of the Russell Midcap® Index, which is the Portfolio’s primary benchmark, and the 8.84% return of the S&P MidCap 400® Index, which is the Portfolio’s secondary benchmark. For the six months ended June 30, 2023, both share classes also underperformed the 8.16% return of the Morningstar Mid-Cap Blend Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio underperformed the Russell Midcap® Index primarily due to security selection, particularly in the industrial sector. Specifically, the Portfolio’s industrial security selections produced relatively weak returns as cyclical stocks in the sector outperformed amid market sentiment pointing to inflation peaking and the potential for declining interest rates.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
During the reporting period, the strongest positive contributions to the Portfolio’s performance relative to the Russell Midcap® Index came from overweight exposure to information technology and underweight exposure to real estate and utilities. (Contributions take weightings and total returns into account.) These positive allocation effects were partly offset by the Portfolio’s overweight exposure to energy and health care. Conversely, security selection in industrials, health care and information technology detracted most significantly from relative performance. The negative impact of security selection in these sectors was partly offset by positive selection effects in communication services and utilities
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The strongest positive contributors to the Portfolio’s absolute performance during the reporting period included positons in bank holding company First Citizens BancShares, building materials manufacturer and supplier Builders FirstSource, and home construction and mortgage banking company NVR. Despite missing first quarter 2023 earnings estimates, First Citizens BancShares shares rose when the company reported deposits that surpassed estimates following its rescue deal for Silicon
Valley Bank, which was wiped out by a run on deposits. First Citizens’ management forecast a slight drop in the company’s full-year deposits, but within a range still higher than analysts’ estimates. Builders FirstSource shares gained ground after the company reported first-quarter net sales and margins above expectations, driven by better-than-expected results in its manufactured products and windows, doors and millwork segments. NVR shares advanced due to the overall positive outlook on the housing market, including a rise in both single- and multi-family housing starts, despite declining demand for new homes compared to the first quarter of 2022. The company also reported first quarter 2023 earnings that beat consensus estimates, partly due to higher home prices.
The most significant detractors from absolute performance included holdings in First Republic Bank, biopharmaceutical company Jazz Pharmaceuticals, and biotechnology and public benefit corporation United Therapeutics. First Republic Bank shares fell sharply on fears that a wave of banking failures could hit the regional lender. U.S. officials determined First Republic was stable enough to operate without immediate intervention at the onset of the banking turmoil. However, given significant pressures and digital withdrawals, First Republic Bank failed. We sold the shares in advance of the failure. Jazz Pharmaceuticals shares declined as the profitability of the company’s oxybate narcolepsy drug, Xywav, was put in jeopardy when a competitor’s similar drug was approved by the U.S. Food and Drug Administration (the “FDA”). In response, Jazz undertook legal action against the FDA, because the agency had previously granted the company orphan drug exclusivity2 for Xywav. Jazz Pharmaceuticals reported solid first quarter 2023 results, although the total oxybate patient base declined quarter-over-quarter, and oxybate pricing declined. United Therapeutics shares lost ground after the company missed sales goals during two consecutive quarters.
Did the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the Portfolio initiated a position in Atmos Energy, one of largest U.S. natural-gas-only distributors. Atmos Energy provides an essential product, operating a business-friendly state with much less debt than peer utilities. We increased the Portfolio’s position in Celanese, a technology and specialty materials company. Celanese is the market leader in the production of acetyl, which is used in paints, coatings and other construction applications. The Portfolio also initiated a position in BorgWarner, a provider of innovative and sustainable mobility solutions for the vehicle market, aiming to support a clean, energy-efficient world. BorgWarner is the market leader in automotive technology solutions, with strong growth potential from vehicle electrification.

1.	See page 5 for more information on benchmark and peer group returns.
2.	Orphan drug exclusivity provides pharmaceutical developers protection from competition after approval of an orphan-designated drug as a way of incentivizing development of drugs for rare diseases. Developers get seven years of exclusivity from the same drug being approved for the same indication.
8	MainStay VP Wellington Mid Cap Portfolio

During the same period, we eliminated the Portfolio’s position in PDC Energy, an independent oil & gas company, when the company was acquired by Chevron. We also sold the Portfolio’s position in Teleflex, a provider of specialty medical devices, after the company encountered headwinds with Urolift, its minimally invasive treatment for benign prostatic hyperplasia.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, the most notable increases in the Portfolio’s absolute sector exposures were to industrials and financials, while the most notable reductions were to information technology and energy.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2023, the Portfolio held its most overweight exposures relative to the Russell Midcap® Index to the health care and financials sectors, while its most underweight exposures were to real estate and consumer discretionary.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2023†^(Unaudited)
	Shares	Value
Common Stocks 100.0%
Aerospace & Defense 1.2%
Axon Enterprise, Inc. (a)	45,074	$ 8,794,839
Air Freight & Logistics 0.9%
Expeditors International of Washington, Inc.	50,951	6,171,695
Automobile Components 2.3%
BorgWarner, Inc.	103,860	5,079,793
Visteon Corp. (a)	78,009	11,202,872
		16,282,665
Banks 6.7%
Cullen	60,888	6,547,287
First Citizens BancShares, Inc., Class A	7,714	9,900,533
M&T Bank Corp.	104,018	12,873,268
New York Community Bancorp, Inc.	742,379	8,344,340
Prosperity Bancshares, Inc.	76,353	4,312,417
SouthState Corp.	89,509	5,889,692
		47,867,537
Biotechnology 4.2%
Apellis Pharmaceuticals, Inc. (a)	26,982	2,458,060
Exact Sciences Corp. (a)	41,235	3,871,967
Neurocrine Biosciences, Inc. (a)	38,094	3,592,264
PTC Therapeutics, Inc. (a)	93,122	3,787,272
Sage Therapeutics, Inc. (a)	63,459	2,983,842
Sarepta Therapeutics, Inc. (a)	23,033	2,637,739
Ultragenyx Pharmaceutical, Inc. (a)	46,964	2,166,449
United Therapeutics Corp. (a)	40,114	8,855,166
		30,352,759
Broadline Retail 0.5%
Etsy, Inc. (a)	41,090	3,476,625
Building Products 4.8%
Builders FirstSource, Inc. (a)	81,564	11,092,704
Fortune Brands Innovations, Inc.	103,428	7,441,645
Lennox International, Inc.	27,174	8,860,626
Zurn Elkay Water Solutions Corp.	251,034	6,750,304
		34,145,279
Capital Markets 0.4%
Hamilton Lane, Inc., Class A	34,953	2,795,541
Chemicals 4.1%
Celanese Corp.	107,239	12,418,276
Element Solutions, Inc.	403,312	7,743,591
	Shares	Value

Chemicals (continued)
FMC Corp.	47,094	$ 4,913,788
Ingevity Corp. (a)	73,575	4,279,122
		29,354,777
Commercial Services & Supplies 0.8%
Clean Harbors, Inc. (a)	18,277	3,005,287
GFL Environmental, Inc.	63,735	2,472,918
		5,478,205
Communications Equipment 1.8%
F5, Inc. (a)	44,315	6,481,512
Lumentum Holdings, Inc. (a)(b)	119,538	6,781,391
		13,262,903
Consumer Finance 1.3%
Credit Acceptance Corp. (a)(b)	17,706	8,993,409
Consumer Staples Distribution & Retail 1.5%
BJ's Wholesale Club Holdings, Inc. (a)	56,511	3,560,758
U.S. Foods Holding Corp. (a)	169,578	7,461,432
		11,022,190
Containers & Packaging 2.2%
Ball Corp.	62,803	3,655,763
Graphic Packaging Holding Co.	228,583	5,492,850
Silgan Holdings, Inc.	140,187	6,573,368
		15,721,981
Electrical Equipment 0.7%
Acuity Brands, Inc.	18,283	2,981,592
Vicor Corp. (a)	38,757	2,092,878
		5,074,470
Electronic Equipment, Instruments & Components 2.1%
CDW Corp.	21,954	4,028,559
Flex Ltd. (a)	405,325	11,203,183
		15,231,742
Entertainment 0.3%
Roku, Inc. (a)	31,537	2,017,106
Financial Services 4.0%
Nuvei Corp. (a)	107,918	3,190,056
Shift4 Payments, Inc., Class A (a)	125,542	8,525,557
Voya Financial, Inc.	89,911	6,447,518
WEX, Inc. (a)	56,425	10,273,300
		28,436,431

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Wellington Mid Cap Portfolio

	Shares	Value
Common Stocks (continued)
Food Products 0.5%
Post Holdings, Inc. (a)	44,210	$ 3,830,796
Gas Utilities 0.8%
Atmos Energy Corp.	51,508	5,992,441
Ground Transportation 2.6%
JB Hunt Transport Services, Inc.	32,253	5,838,761
Knight-Swift Transportation Holdings, Inc.	133,581	7,421,760
U-Haul Holding Co.	108,937	5,519,838
		18,780,359
Health Care Equipment & Supplies 3.7%
Hologic, Inc. (a)	48,626	3,937,247
Inari Medical, Inc. (a)	104,418	6,070,863
Insulet Corp. (a)	28,359	8,177,034
Integra LifeSciences Holdings Corp. (a)	124,885	5,136,520
Shockwave Medical, Inc. (a)	11,624	3,317,606
		26,639,270
Health Care Providers & Services 3.2%
Acadia Healthcare Co., Inc. (a)	62,810	5,002,189
agilon health, Inc. (a)(b)	118,739	2,058,934
Encompass Health Corp.	66,323	4,490,730
Molina Healthcare, Inc. (a)	37,494	11,294,693
		22,846,546
Hotel & Resort REITs 0.3%
Host Hotels & Resorts, Inc.	123,246	2,074,230
Hotels, Restaurants & Leisure 3.0%
Choice Hotels International, Inc. (b)	56,755	6,669,848
Denny's Corp. (a)	384,566	4,737,853
Hyatt Hotels Corp., Class A	36,845	4,221,700
Wyndham Hotels & Resorts, Inc.	85,574	5,867,809
		21,497,210
Household Durables 1.6%
NVR, Inc. (a)	1,760	11,177,091
Industrial REITs 0.3%
Rexford Industrial Realty, Inc.	40,298	2,104,362
Insurance 5.5%
Aegon NV (Registered) (b)	1,432,186	7,261,183
Everest Re Group Ltd.	15,077	5,154,223
Globe Life, Inc.	39,600	4,340,952
	Shares	Value

Insurance (continued)
Kemper Corp.	158,967	$ 7,671,747
Markel Group, Inc. (a)	6,807	9,415,306
W R Berkley Corp.	39,233	2,336,718
White Mountains Insurance Group Ltd.	2,425	3,368,107
		39,548,236
Interactive Media & Services 0.8%
Cargurus, Inc. (a)	239,505	5,419,998
IT Services 1.3%
MongoDB, Inc. (a)	8,247	3,389,434
VeriSign, Inc. (a)	25,035	5,657,159
		9,046,593
Leisure Products 0.3%
YETI Holdings, Inc. (a)	60,654	2,355,801
Life Sciences Tools & Services 1.3%
Bio-Techne Corp.	46,359	3,784,285
ICON plc (a)	21,451	5,367,040
		9,151,325
Machinery 7.5%
Fortive Corp.	58,576	4,379,727
Graco, Inc.	71,982	6,215,646
IDEX Corp.	32,345	6,962,585
Ingersoll Rand, Inc.	117,085	7,652,676
John Bean Technologies Corp.	49,173	5,964,685
Lincoln Electric Holdings, Inc.	26,585	5,280,578
Middleby Corp. (The) (a)	61,700	9,121,111
Westinghouse Air Brake Technologies Corp.	77,272	8,474,420
		54,051,428
Media 0.6%
Cable One, Inc.	6,043	3,970,734
Metals & Mining 0.6%
Steel Dynamics, Inc.	36,345	3,959,061
Multi-Utilities 0.6%
NiSource, Inc.	165,693	4,531,704
Oil, Gas & Consumable Fuels 5.7%
Coterra Energy, Inc.	202,409	5,120,948
Diamondback Energy, Inc.	43,881	5,764,208
Marathon Oil Corp.	559,108	12,870,666
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Ovintiv, Inc. (b)	204,614	$ 7,789,655
Targa Resources Corp.	120,472	9,167,919
		40,713,396
Pharmaceuticals 1.2%
Jazz Pharmaceuticals plc (a)	70,182	8,700,462
Professional Services 4.1%
Ceridian HCM Holding, Inc. (a)	36,625	2,452,776
Genpact Ltd.	230,514	8,660,411
Leidos Holdings, Inc.	83,902	7,423,649
Robert Half International, Inc.	53,746	4,042,774
Science Applications International Corp.	38,021	4,276,602
TransUnion	36,239	2,838,601
		29,694,813
Retail REITs 1.2%
Brixmor Property Group, Inc.	272,049	5,985,078
Kimco Realty Corp.	122,952	2,424,613
		8,409,691
Semiconductors & Semiconductor Equipment 3.3%
First Solar, Inc. (a)	28,984	5,509,568
MKS Instruments, Inc.	121,099	13,090,802
Onto Innovation, Inc. (a)	10,568	1,230,855
Synaptics, Inc. (a)	47,816	4,082,530
		23,913,755
Software 2.5%
Dynatrace, Inc. (a)	175,244	9,019,809
Fair Isaac Corp. (a)	7,733	6,257,621
HubSpot, Inc. (a)	4,371	2,325,765
		17,603,195
Specialized REITs 1.0%
Gaming and Leisure Properties, Inc.	99,728	4,832,819
Life Storage, Inc.	20,278	2,696,163
		7,528,982
Specialty Retail 2.4%
CarMax, Inc. (a)	84,692	7,088,720
Chewy, Inc., Class A (a)(b)	159,931	6,312,477
Monro, Inc.	85,274	3,464,683
		16,865,880
Technology Hardware, Storage & Peripherals 0.3%
Super Micro Computer, Inc. (a)	8,853	2,206,610
	Shares	Value

Textiles, Apparel & Luxury Goods 2.2%
Carter's, Inc.	62,927	$ 4,568,500
Deckers Outdoor Corp. (a)	7,465	3,938,982
Steven Madden Ltd.	222,081	7,259,828
		15,767,310
Trading Companies & Distributors 1.8%
AerCap Holdings NV (a)	107,404	6,822,302
Watsco, Inc. (b)	15,263	5,822,377
		12,644,679
Total Common Stocks (Cost $673,718,559)		715,506,112
Short-Term Investments 2.1%
Affiliated Investment Company 0.1%
MainStay U.S. Government Liquidity Fund, 5.06% (c)	1,099,889	1,099,889
Unaffiliated Investment Companies 2.0%
Fidelity Government Portfolio, 5.085% (c)(d)	4,000,000	4,000,000
Invesco Government & Agency Portfolio, 5.158% (c)(d)	8,232,843	8,232,843
RBC U.S. Government Money Market Fund, 5.081% (c)(d)	2,000,000	2,000,000
Total Unaffiliated Investment Companies (Cost $14,232,843)		14,232,843
Total Short-Term Investments (Cost $15,332,732)		15,332,732
Total Investments (Cost $689,051,291)	102.1%	730,838,844
Other Assets, Less Liabilities	(2.1)	(15,002,114)
Net Assets	100.0%	$ 715,836,730

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of June 30, 2023, the aggregate market value of securities on loan was $28,559,065; the total market value of collateral held by the Portfolio was $29,098,493. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $14,865,650. The Portfolio received cash collateral with a value of $14,232,843. (See Note 2(H))
(c)	Current yield as of June 30, 2023.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Wellington Mid Cap Portfolio

(d)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 995	$ 54,606	$ (54,501)	$ —	$ —	$ 1,100	$ 44	$ —	1,100
Abbreviation(s):
REIT—Real Estate Investment Trust
The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 715,506,112	$ —	$ —	$ 715,506,112
Short-Term Investments
Affiliated Investment Company	1,099,889	—	—	1,099,889
Unaffiliated Investment Companies	14,232,843	—	—	14,232,843
Total Short-Term Investments	15,332,732	—	—	15,332,732
Total Investments in Securities	$ 730,838,844	$ —	$ —	$ 730,838,844

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $687,951,402) including securities on loan of $28,559,065	$729,738,955
Investment in affiliated investment companies, at value (identified cost $1,099,889)	1,099,889
Cash	52
Receivables:
Investment securities sold	1,587,089
Dividends	251,491
Portfolio shares sold	50,871
Securities lending	4,804
Other assets	7,293
Total assets	732,740,444
Liabilities
Cash collateral received for securities on loan	14,232,843
Payables:
Investment securities purchased	1,392,840
Portfolio shares redeemed	594,907
Manager (See Note 3)	483,155
NYLIFE Distributors (See Note 3)	87,770
Shareholder communication	69,737
Professional fees	27,192
Custodian	6,045
Accrued expenses	9,225
Total liabilities	16,903,714
Net assets	$715,836,730
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 92,303
Additional paid-in-capital	813,722,526
813,814,829
Total distributable earnings (loss)	(97,978,099)
Net assets	$715,836,730
Initial Class
Net assets applicable to outstanding shares	$279,602,747
Shares of beneficial interest outstanding	35,141,582
Net asset value per share outstanding	$ 7.96
Service Class
Net assets applicable to outstanding shares	$436,233,983
Shares of beneficial interest outstanding	57,160,992
Net asset value per share outstanding	$ 7.63

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Wellington Mid Cap Portfolio

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $26,742)	$ 3,864,607
Dividends-affiliated	44,344
Securities lending, net	27,687
Total income	3,936,638
Expenses
Manager (See Note 3)	3,017,446
Distribution/Service—Service Class (See Note 3)	534,265
Professional fees	45,462
Custodian	18,998
Trustees	8,760
Miscellaneous	7,577
Total expenses before waiver/reimbursement	3,632,508
Expense waiver/reimbursement from Manager (See Note 3)	(45,294)
Net expenses	3,587,214
Net investment income (loss)	349,424
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(53,199,752)
Foreign currency transactions	(7)
Net realized gain (loss)	(53,199,759)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	102,871,567
Translation of other assets and liabilities in foreign currencies	(15)
Net change in unrealized appreciation (depreciation)	102,871,552
Net realized and unrealized gain (loss)	49,671,793
Net increase (decrease) in net assets resulting from operations	$ 50,021,217
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 349,424	$ (213,024)
Net realized gain (loss)	(53,199,759)	(85,034,575)
Net change in unrealized appreciation (depreciation)	102,871,552	(105,118,238)
Net increase (decrease) in net assets resulting from operations	50,021,217	(190,365,837)
Distributions to shareholders:
Initial Class	—	(116,195,297)
Service Class	—	(181,440,133)
Total distributions to shareholders	—	(297,635,430)
Capital share transactions:
Net proceeds from sales of shares	17,513,918	49,449,693
Net asset value of shares issued to shareholders in reinvestment of distributions	—	297,635,430
Cost of shares redeemed	(64,195,046)	(78,282,585)
Increase (decrease) in net assets derived from capital share transactions	(46,681,128)	268,802,538
Net increase (decrease) in net assets	3,340,089	(219,198,729)
Net Assets
Beginning of period	712,496,641	931,695,370
End of period	$715,836,730	$ 712,496,641
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Wellington Mid Cap Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 7.42	$ 16.34	$ 13.96	$ 13.56	$ 11.94	$ 15.57
Net investment income (loss) (a)	0.01	0.02	(0.02)	0.08	0.11	0.16
Net realized and unrealized gain (loss)	0.53	(3.69)	2.80	1.32	2.54	(1.68)
Total from investment operations	0.54	(3.67)	2.78	1.40	2.65	(1.52)
Less distributions:
From net investment income	—	—	(0.10)	(0.12)	(0.16)	(0.15)
From net realized gain on investments	—	(5.25)	(0.30)	(0.88)	(0.87)	(1.96)
Total distributions	—	(5.25)	(0.40)	(1.00)	(1.03)	(2.11)
Net asset value at end of period	$ 7.96	$ 7.42	$ 16.34	$ 13.96	$ 13.56	$ 11.94
Total investment return (b)	7.28%(c)	(20.52)%	20.00%	11.28%	22.88%	(11.98)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.25%††	0.13%	(0.12)%	0.65%	0.84%	1.08%
Net expenses (d)	0.86%††	0.86%	0.86%	0.86%	0.86%	0.86%
Expenses (before waiver/reimbursement) (d)	0.87%††	0.89%	0.89%	0.89%	0.88%	0.88%
Portfolio turnover rate	33%	49%	54%	178%	174%	181%
Net assets at end of period (in 000's)	$ 279,603	$ 286,378	$ 360,437	$ 346,379	$ 398,240	$ 453,343

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Service Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 7.13	$ 16.00	$ 13.68	$ 13.32	$ 11.74	$ 15.35
Net investment income (loss) (a)	0.00‡	(0.01)	(0.04)	0.05	0.08	0.12
Net realized and unrealized gain (loss)	0.50	(3.61)	2.72	1.28	2.49	(1.66)
Total from investment operations	0.50	(3.62)	2.68	1.33	2.57	(1.54)
Less distributions:
From net investment income	—	—	(0.06)	(0.09)	(0.12)	(0.11)
From net realized gain on investments	—	(5.25)	(0.30)	(0.88)	(0.87)	(1.96)
Total distributions	—	(5.25)	(0.36)	(0.97)	(0.99)	(2.07)
Net asset value at end of period	$ 7.63	$ 7.13	$ 16.00	$ 13.68	$ 13.32	$ 11.74
Total investment return (b)	7.01%(c)	(20.71)%	19.70%	11.00%	22.57%	(12.20)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.00%††(d)	(0.13)%	(0.25)%	0.42%	0.58%	0.83%
Net expenses (e)	1.11%††	1.11%	1.11%	1.11%	1.11%	1.11%
Expenses (before waiver/reimbursement) (e)	1.12%††	1.14%	1.14%	1.14%	1.13%	1.13%
Portfolio turnover rate	33%	49%	54%	178%	174%	181%
Net assets at end of period (in 000's)	$ 436,234	$ 426,119	$ 571,259	$ 551,856	$ 516,445	$ 395,800

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Less than 0.01%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Wellington Mid Cap Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Wellington Mid Cap Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	July 2, 2001
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a

19

Notes to Financial Statements (Unaudited) (continued)
framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized

20	MainStay VP Wellington Mid Cap Portfolio

cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities
21

Notes to Financial Statements (Unaudited) (continued)
and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2023, are shown in the Portfolio of Investments.
(I) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.85% up to $1 billion; 0.80% from $1 billion to $2 billion; and 0.775% in excess of $2 billion. During the six-month period ended June 30, 2023, the effective management fee rate was 0.85% (exclusive of any applicable waivers/reimbursements).
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.86% and 1.11%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended June 30, 2023, New York Life Investments earned fees from the Portfolio in the amount of $3,017,446 and waived fees and/or reimbursed certain class specific expenses in the amount of $45,294 and paid the Subadvisor fees in the amount of $1,328,593.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under

22	MainStay VP Wellington Mid Cap Portfolio

the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$709,724,593	$63,003,406	$(41,889,155)	$21,114,251
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $66,556,681, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$21,985	$44,572
During the year ended December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$163,719,831
Long-Term Capital Gains	133,915,599
Total	$297,635,430
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2023, purchases and sales of securities, other than short-term securities, were $238,115 and $284,038, respectively.
23

Notes to Financial Statements (Unaudited) (continued)
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2023 and the year ended December 31, 2022, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	763,853	$ 5,866,467
Shares redeemed	(4,213,045)	(32,698,154)
Net increase (decrease)	(3,449,192)	$ (26,831,687)
Year ended December 31, 2022:
Shares sold	1,878,622	$ 23,300,580
Shares issued to shareholders in reinvestment of distributions	16,591,980	116,195,297
Shares redeemed	(1,943,510)	(23,906,575)
Net increase (decrease)	16,527,092	$115,589,302

Service Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	1,581,028	$ 11,647,451
Shares redeemed	(4,211,653)	(31,496,892)
Net increase (decrease)	(2,630,625)	$ (19,849,441)
Year ended December 31, 2022:
Shares sold	2,130,972	$ 26,149,113
Shares issued to shareholders in reinvestment of distributions	26,963,106	181,440,133
Shares redeemed	(5,000,775)	(54,376,010)
Net increase (decrease)	24,093,303	$153,213,236
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Portfolio, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2023, events and transactions subsequent to June 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay VP Wellington Mid Cap Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk. A Portfolio's liquidity risk is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The Board of Trustees of MainStay VP Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisors, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
25

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
26	MainStay VP Wellington Mid Cap Portfolio

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

2023 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5029488	MSVPMCC10-08/23
(NYLIAC) NI527

MainStay VP U.S. Government Money Market Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended June 30, 2023. Markets reacted positively to several developments – easing inflationary pressures and softening monetary policy – the most prominent among them.
At the start of the reporting period, high levels of inflation had already begun to show signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.06% in June 2022, the annualized U.S. inflation rate as measured by the Consumer Price Index fell to 6.41% in January 2023, and to 2.97% in June 2023, according to the most recent figures. At the same time, the Fed increased the benchmark federal funds rate, from 4.25%–4.50% at the beginning of the reporting period, to 5.00%–5.25% as of June 30, 2023. While the Fed signaled that further rate increases were likely in 2023, the Fed also appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a negative note, rising interest rates contributed to the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry, and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the S&P 500® Index’s strongest sector, followed by consumer discretionary. However, the communications services, utilities and energy sectors lost substantial ground as value-oriented stocks fell out of favor and oil prices declined, with financials and health care shares dipping more mildly. While international markets rose, they generally trailed the U.S. market, with developed international markets outperforming their emerging markets counterparts.
Corporate bond prices trended moderately higher amid high volatility, bolstered by positive inflationary and interest rate trends in the United States while constrained by banking industry turmoil. After years of low yields and tight credit spreads, the sector benefited from more attractive valuations and income opportunities. Markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. Long-term rates remained lower than short-term rates throughout the reporting period, a yield curve inversion that reminded investors of the uncertainties implicit in the current economic environment. U.S. Treasury bonds provided more modest gains, with the positive impact of declining inflation largely balanced by the negative impact of high consumer prices.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the long-term focus, unique perspectives and commitment to client service you expect.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	1/29/1993	2.18%	3.40%	1.26%	0.73%	0.40%

7-Day Current Yield = 4.87%; 7-Day Effective Yield = 4.99%.[4]

1.	Effective August 26, 2016 and October 14, 2016, the Portfolio modified its principal investment strategies in connection with commencing operations as a "government money market fund." Consequently the performance information may have been different if the current investment strategies had been in effect during the period prior to the Portfolio commencing operations as a "government money market fund."
2.	Not annualized.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.  Figures are presented as ofJune 30, 2023. The 7-Day Current Yield is calculated in accordance with securities industry regulations and does not include net capital gains. 7-Day Current Yield may differ slightly from the actual distribution rate of the Portfolio because of the exclusion of distributed capital gains, which are non-recurring. The 7-Day Current Yield more closely reflects the Portfolio's current earnings than do the total return figures. The 7-Day Effective Yield is calculated in accordance with securities industry regulations and does not include net capital gains. The 7-Day Effective Yield assumes reinvestment of dividends for one year.
Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Average Lipper Variable Products U.S. Government Money Market Portfolio[2]	2.05%	3.31%	1.22%	0.70%
Morningstar Prime Money Market Category Average[3]	2.14	3.48	1.34	0.82

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.	The Average Lipper VP U.S. Government Money Market Portfolio is an equally weighted performance average consisting of funds that invest 99.5% of their assets in cash, government securities and/or repurchase agreements that are collateralized solely by government securities or cash, and have a weighted average maturity of 60 days or less. These funds intend to keep a constant net asset value.
3.	The Morningstar Prime Money Market Category Average is representative of funds that invest in short-term money market securities in order to provide a level of current income that is consistent with the preservation of capital. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP U.S. Government Money Market Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,021.80	$1.40	$1,023.41	$1.40	0.28%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP U.S. Government Money Market Portfolio

Portfolio Composition as of June 30, 2023 (Unaudited)
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio's holdings are subject to change.

7

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by NYL Investors LLC, the Portfolio’s Subadvisor.
How did MainStay VP U.S. Government Money Market Portfolio perform relative to its peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio provided a 7-day current yield of 4.87% and a 7-day effective yield of 4.99%. For the six months ended June 30, 2023, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio returned 2.18%. For the same period, the Portfolio outperformed the 2.05% return of the Average Lipper Variable Products U.S. Government Money Market Portfolio and the 2.14% return of the Morningstar Prime Money Market Category.1
What was the Portfolio’s duration2 strategy during the reporting period?
During the reporting period, the Portfolio generally maintained a duration shorter than that of the Bloomberg 1 Month T-Bill Index.3 Our strategy throughout the reporting period was to keep the duration of the Portfolio as short as possible to stay in front of each U.S. Federal Reserve (“Fed”) monetary policy meeting. We expected that the Fed would tighten monetary policy by raising interest rates at each meeting. The shorter duration profile of the Portfolio allowed us to reinvest maturing securities at higher interest rates after each subsequent meeting. As of June 30, 2023, the Portfolio’s duration was 0.08 years compared to a duration of 0.09 years for the Bloomberg 1 Month T-Bill Index.
During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?
During the reporting period, we saw continued strong demand in the front end of the yield curve.4 High yields were driven by ongoing Fed monetary tightening, attracting a record inflow of cash to money market portfolios. This was coupled with a decreased supply of U.S. Treasury Bills (“T-Bills”), as the U.S. Treasury was forced to cut issuance due to the impending debt ceiling. Politicians agreed to raise the debt ceiling in the beginning of June, providing much needed supply to the markets; the additional issuance was absorbed with minimal concessions in the market.
The T-Bill sector made the strongest positive contribution to the Portfolio’s absolute performance during the reporting period.
(Contributions take weightings and total returns into account.) U.S. agency discount notes were also accretive to performance. Within the U.S. agency sub-component, FFCB (Federal Farm Credit Banks Funding Corporation) and FHLB (Federal Home Loan Banks) were the best performers. The Portfolio’s allocation to tri-party repo5 also added to absolute performance.
U.S. Agency discount notes were the weakest contributors to the absolute performance of the Portfolio. Within the Agency Discount Note sub-component, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association were the weakest issuers.
Did the Portfolio make any significant purchases or sales during the reporting period?
The top issuers purchased by the Portfolio, outside of U.S. Treasury bills, included Federal Agricultural Mortgage Corporation (also known as Farmer Mac), FHLB, Federal National Mortgage Association, FFCB, Tennessee Valley Authority and Federal Home Loan Mortgage Corporation. Throughout the reporting period, the Portfolio sold T-Bills to cover redemptions and/or any cash shortfalls.
How did the Portfolio’s sector weightings change during the reporting period?
We increased the Portfolio’s allocation to T-Bills during the reporting period from 32% to 54%. Conversely, we decreased the Portfolio’s allocation to agency discount notes from 59% to 25% during the same time frame. During the second half of the reporting period, the yield difference (premium) between U.S. agency discount notes and T-Bills tightened considerably as uncertainty over the debt ceiling impasse caused T-Bill yields to move higher at a much faster pace than agency discount notes. With the yield premium essentially flat between T-Bills and agency discount notes, we reduced the Portfolio’s agency discount note allocation and added to T-Bills. We increased the Portfolio’s allocation to tri-party repo from 10% to 21% during the reporting period. In addition to these sector weighting changes, we increased the Portfolio’s duration from 0.02 years to 0.08 years.

1.	See page 5 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The Bloomberg 1-3 Month U.S. Treasury Bill Index (the "Index") is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	As defined by the Federal Reserve Bank of New York, “A repurchase agreement or repo is a sale of a security coupled with an agreement to repurchase the securities at a specified price at a later date. A tri-party repo is a repo transaction where a third party, the tri-party agent, provides operational and other related services to the cash borrower and the cash lender. In the US, the role of the tri-party agent is performed by one of two government securities clearing banks.”
The opinions expressed are those of the Subadvisor as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
8	MainStay VP U.S. Government Money Market Portfolio

Portfolio of Investments June 30, 2023†^(Unaudited)
	Principal Amount	Value
Short-Term Investments 100.0%
Government Agency Debt 24.9%
Federal Agricultural Mortgage Corp.
4.963%, due 7/17/23	$ 15,000,000	$ 14,967,000
Federal Home Loan Banks
4.979%, due 7/6/23	16,000,000	15,988,989
4.979%, due 7/25/23	20,000,000	19,933,867
5.085%, due 7/19/23	1,206,000	1,202,943
Federal Home Loan Mortgage Corp.
5.037%, due 7/10/23	65,000,000	64,918,669
Tennessee Valley Authority
5.021%, due 7/12/23	90,000,000	89,862,347
Total Government Agency Debt (Cost $206,873,815)		206,873,815
Treasury Debt 53.8%
U.S. Treasury Bills (a)
5.055%, due 8/3/23	18,000,000	17,917,038
5.098%, due 8/15/23	236,000,000	234,507,568
5.155%, due 8/22/23	197,000,000	195,544,619
Total Treasury Debt (Cost $447,969,225)		447,969,225
Treasury Repurchase Agreements 21.3%
Bofa Securities, Inc. 5.05%, dated 6/30/23 due 7/3/23 Proceeds at Maturity $95,000,090 (Collateralized by United States Treasury security with a rate of 0.125% and with maturity date of 07/15/24, with a Principal Amount of $78,229,500 and a Market Value of $96,900,092)	95,000,000	95,000,000
RBC Capital Markets LLC 5.05%, dated 6/30/23 due 7/3/23 Proceeds at Maturity $32,552,702 (Collateralized by United States Treasury security with a rate of 2.625% and with maturity date of 05/31/27, with a Principal Amount of $35,254,300 and a Market Value of $33,203,756)	32,539,000	32,539,000
	Principal Amount	Value

Treasury Repurchase Agreements (continued)
TD Securities, Inc.
5.05%, dated 6/30/23
due 7/3/23
Proceeds at Maturity $50,000,068
(Collateralized by United States Treasury securities with rates between 0.25% and 2.50% and maturity dates between 06/15/24 and 02/15/30, with a Principal Amount of $56,892,900 and a Market Value of $51,000,069)	$ 50,000,000	$ 50,000,000
Total Treasury Repurchase Agreements (Cost $177,539,000)		177,539,000
Total Short-Term Investments (Cost $832,382,040)	100.0%	832,382,040
Other Assets, Less Liabilities	(0.0)‡	(163,041)
Net Assets	100.0%	$ 832,218,999

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Interest rate shown represents yield to maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
Government Agency Debt	$ —	$ 206,873,815	$ —	$ 206,873,815
Treasury Debt	—	447,969,225	—	447,969,225
Treasury Repurchase Agreements	—	177,539,000	—	177,539,000
Total Investments in Securities	$ —	$ 832,382,040	$ —	$ 832,382,040

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP U.S. Government Money Market Portfolio

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in securities, at value (amortized cost $654,843,040)	$654,843,040
Repurchase agreements, at value (amortized cost $177,539,000)	177,539,000
Cash	1,012
Receivables:
Interest	24,905
Other assets	13,347
Total assets	832,421,304
Liabilities
Payables:
Manager (See Note 3)	174,364
Professional fees	20,990
Custodian	5,646
Accrued expenses	1,217
Dividends payable	88
Total liabilities	202,305
Net assets	$832,218,999
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 832,135
Additional paid-in-capital	831,373,075
832,205,210
Total distributable earnings (loss)	13,789
Net assets	$832,218,999
Initial Class
Net assets applicable to outstanding shares	$832,218,999
Shares of beneficial interest outstanding	832,135,314
Net asset value per share outstanding	$ 1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Interest	$19,592,942
Expenses
Manager (See Note 3)	1,605,076
Professional fees	47,520
Shareholder communication	12,412
Custodian	12,003
Trustees	10,227
Miscellaneous	8,273
Total expenses before waiver/reimbursement	1,695,511
Expense waiver/reimbursement from Manager (See Note 3)	(510,628)
Net expenses	1,184,883
Net investment income (loss)	18,408,059
Realized Gain (Loss)
Net realized gain (loss) on investments	13,495
Net increase (decrease) in net assets resulting from operations	$18,421,554
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP U.S. Government Money Market Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 18,408,059	$ 11,150,568
Net realized gain (loss)	13,495	(14,591)
Net increase (decrease) in net assets resulting from operations	18,421,554	11,135,977
Distributions to shareholders:
Initial Class	(18,408,059)	(11,150,567)
Capital share transactions:
Net proceeds from sales of shares	274,298,228	767,061,320
Net asset value of shares issued to shareholders in reinvestment of distributions	18,408,059	11,150,567
Cost of shares redeemed	(317,823,990)	(550,908,451)
Increase (decrease) in net assets derived from capital share transactions	(25,117,703)	227,303,436
Net increase (decrease) in net assets	(25,104,208)	227,288,846
Net Assets
Beginning of period	857,323,207	630,034,361
End of period	$ 832,218,999	$ 857,323,207
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss)	0.02	0.01	0.00‡	0.00‡	0.02	0.01
Net realized and unrealized gain (loss) on investments	0.00‡	0.00‡	0.00	0.00	0.00	0.00
Total from investment operations	0.02	0.01	0.00‡	0.00‡	0.02	0.01
Less distributions:
From net investment income	(0.02)	(0.01)	(0.00)‡	0.00‡	(0.02)	(0.01)
Net asset value at end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (a)	2.18%	1.29%	0.01%	0.24%	1.78%	1.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.35%††	1.40%	0.01%	0.15%	1.78%	1.37%
Net expenses	0.28%††	0.24%	0.04%	0.16%	0.44%	0.44%
Expenses (before waiver/reimbursement)	0.40%††	0.40%	0.41%	0.42%	0.44%	0.44%
Net assets at end of period (in 000's)	$ 832,219	$ 857,323	$ 630,034	$ 827,050	$ 396,254	$ 512,490

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP U.S. Government Money Market Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP U.S. Government Money Market Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share class that has been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares.
The Portfolio's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Valuation of Shares.  The Portfolio seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so. An investment in the Portfolio, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.
(B) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”). Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

15

Notes to Financial Statements (Unaudited) (continued)
"Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2023, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the six-month period ended June 30, 2023, there were no material changes to the fair value methodologies. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2023, were fair valued in such a manner.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(C) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have

16	MainStay VP U.S. Government Money Market Portfolio

not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(D) Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
(F) Expenses.  Expenses of the Fund are allocated to the individual Funds in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.
Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio's custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. Repurchase agreements as of June 30, 2023, are shown in the Portfolio of Investments.
(I) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
(J) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on Secured Overnight Financing Rate ("SOFR") (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Portfolio's investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will
17

Notes to Financial Statements (Unaudited) (continued)
have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Portfolio.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Portfolio.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of 0.40% up to $500 million; 0.35% from $500 million to $1 billion; and 0.30% in excess of $1 billion.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Initial Class shares do not exceed 0.28% of average daily net assets. This agreement will remain in effect until May 1, 2024 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended June 30, 2023, the effective management fee rate was 0.38%.
New York Life Investments may voluntarily waive fees or reimburse expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund’s during periods when expenses have a significant impact on the yield of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus.
During the six-month period ended June 30, 2023, New York Life Investments earned fees from the Portfolio in the amount of $1,605,076 and paid the Subadvisor in the amount of $547,224. Additionally, New York Life Investments reimbursed expenses in the amount of $510,628, without which the Portfolio's total returns would have been lower.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or

18	MainStay VP U.S. Government Money Market Portfolio

procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
Note 4-Federal Income Tax
The amortized cost also represents the aggregate cost for federal income tax purposes.
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $14,591, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$15	$—
During the year ended December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$11,150,567
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2023 and the year ended December 31, 2022, were as follows:
Initial Class (at $1 per share)	Shares
Six-month period ended June 30, 2023:
Shares sold	274,270,800
Shares issued to shareholders in reinvestment of distributions	18,407,436
Shares redeemed	(317,792,295)
Net increase (decrease)	(25,114,059)
Year ended December 31, 2022:
Shares sold	766,984,622
Shares issued to shareholders in reinvestment of distributions	11,149,452
Shares redeemed	(550,853,367)
Net increase (decrease)	227,280,707
Note 7–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Portfolio, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Portfolio's performance.
Note 8–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2023, events and transactions subsequent to June 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
19

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file a Form N-MFP every month disclosing its portfolio holdings. The Portfolio's Form N-MFP is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
20	MainStay VP U.S. Government Money Market Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

2023 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5034715	MSVPUSGMM10-08/23
(NYLIAC) NI510

MainStay VP MacKay Convertible Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended June 30, 2023. Markets reacted positively to several developments – easing inflationary pressures and softening monetary policy – the most prominent among them.
At the start of the reporting period, high levels of inflation had already begun to show signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.06% in June 2022, the annualized U.S. inflation rate as measured by the Consumer Price Index fell to 6.41% in January 2023, and to 2.97% in June 2023, according to the most recent figures. At the same time, the Fed increased the benchmark federal funds rate, from 4.25%–4.50% at the beginning of the reporting period, to 5.00%–5.25% as of June 30, 2023. While the Fed signaled that further rate increases were likely in 2023, the Fed also appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a negative note, rising interest rates contributed to the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry, and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the S&P 500® Index’s strongest sector, followed by consumer discretionary. However, the communications services, utilities and energy sectors lost substantial ground as value-oriented stocks fell out of favor and oil prices declined, with financials and health care shares dipping more mildly. While international markets rose, they generally trailed the U.S. market, with developed international markets outperforming their emerging markets counterparts.
Corporate bond prices trended moderately higher amid high volatility, bolstered by positive inflationary and interest rate trends in the United States while constrained by banking industry turmoil. After years of low yields and tight credit spreads, the sector benefited from more attractive valuations and income opportunities. Markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. Long-term rates remained lower than short-term rates throughout the reporting period, a yield curve inversion that reminded investors of the uncertainties implicit in the current economic environment. U.S. Treasury bonds provided more modest gains, with the positive impact of declining inflation largely balanced by the negative impact of high consumer prices.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the long-term focus, unique perspectives and commitment to client service you expect.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

MainStay VP MacKay Convertible Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Initial Class Shares	10/1/1996	5.90%	9.93%	9.35%	9.64%	0.57%
Service Class Shares	6/5/2003	5.77	9.66	9.08	9.36	0.82
Service 2 Class Shares	4/26/2016	5.72	9.55	8.98	9.99	0.92

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
ICE BofA U.S. Convertible Index[2]	8.55%	10.60%	9.76%	9.87%
Morningstar Convertibles Category Average[3]	5.66	7.26	7.79	8.10

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The ICE BofA U.S. Convertible Index is the Portfolio’s primary broad–based securities market index for comparison purposes. The ICE BofA U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock.
3.	The Morningstar Convertibles Category Average is representative of funds that are designed to offer some of the capital-appreciation potential of stock portfolios while also supplying some of the safety and yield of bond portfolios. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
6	MainStay VP MacKay Convertible Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Convertible Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,059.00	$2.91	$1,021.97	$2.86	0.57%
Service Class Shares	$1,000.00	$1,057.70	$4.18	$1,020.73	$4.11	0.82%
Service 2 Class Shares	$1,000.00	$1,057.20	$4.69	$1,020.23	$4.61	0.92%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of June 30, 2023 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2023 (excluding short-term investments) (Unaudited)
1.	Palo Alto Networks, Inc., 0.375%-0.75%, due 7/1/23–6/1/25
2.	Nice Ltd., (zero coupon), due 9/15/25
3.	EQT Corp., 1.75%, due 5/1/26
4.	Microchip Technology, Inc., 0.125%, due 11/15/24
5.	BioMarin Pharmaceutical, Inc., 1.25%, due 5/15/27
6.	Ford Motor Co., (zero coupon), due 3/15/26
7.	Pioneer Natural Resources Co., 0.25%, due 5/15/25
8.	Southwest Airlines Co., 1.25%, due 5/1/25
9.	Lantheus Holdings, Inc., 2.625%, due 12/15/27
10.	Liberty Media Corp., 2.25%-3.75%, due 8/15/27–3/15/28

8	MainStay VP MacKay Convertible Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay Convertible Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP MacKay Convertible Portfolio returned 5.90% for Initial Class shares, 5.77% for Service Class shares and 5.72% for Service 2 Class shares. Over the same period, all share classes underperformed the 8.55% return of the ICE BofA U.S. Convertible Index (the "Index”), which is the Portfolio’s benchmark, and outperformed the 5.66% return of the Morningstar Convertibles Category Average.1
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
The reporting period was characterized by consistent gains in the U.S. convertible market. Convertible performance is highly correlated to the performance of the equities of the issuers of convertible securities. Equity performance was sharply higher during the reporting period, with the S&P 500® Index, a widely regarded benchmark of large-cap equity performance, up over 16.8%. However, the more broadly based Russell 2000 Index was up just over 8%, as the performance of the S&P 500® Index was heavily influenced by outsized returns produced by seven of its largest constituents: Apple, Amazon.com, Alphabet, Microsoft, Meta Platforms, NVIDIA and Tesla. None of those securities are represented in the Russell Index or the ICE BofA U.S. Convertible Index, which is why convertible performance, while positive, proved disappointing relative to the S&P 500® Index. There were no market events that materially impacted the Portfolio during the reporting period.
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio underperformed the Index during the reporting period due to the Portfolio’s relatively underweight exposure to the consumer discretionary sector, and particularly to several issuers within the sector that substantially enhanced Index performance. In addition, the Portfolio’s cash holdings were a drag on performance, given the positive Index performance.
During the reporting period, which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
During the reporting period, the energy sector made the strongest positive contribution to the Portfolio’s performance relative to the Index as a result of overweight exposure to several oil & gas exploration & production companies that were particularly strong performers. (Contributions take weightings and total returns into account.) In addition, an underweight allocation to the utilities sector and an overweight allocation to the consumer staples sector had small positive impacts on relative performance.
The Portfolio’s underweight exposure to the consumer discretionary sector had the largest negative impact on the Portfolio’s relative performance. Underweight exposure to the financial sector also hurt relative performance, as did security selection within the information technology sector.
During the reporting period, which individual securities made the strongest positive contributions to the Portfolio’s absolute performance, and which stocks detracted the most?
The three strongest contributors to the Portfolio’s absolute performance were the convertible bonds of network security firm Palo Alto Networks, the convertible bonds of ON Semiconductor, and the convertible bonds and convertible preferred shares of industrial manufacturer Chart Industries. The convertible bonds of Palo Alto Networks performed well after the company reported better-than-expected quarterly earnings and also provided positive guidance for next quarter. Many investors expected Palo Alto to miss earnings expectations following cautious comments from competitors on their respective earnings calls. Not only did Palo Alto not miss expectations, but the solid outlook served as a catalyst to lift the company’s common shares and convertible bonds to record highs. As of June 30, 2023, Palo Alto Networks was the Portfolio’s largest holding. With one of the Portfolio’s two positions in Palo Alto Networks convertible bonds set to mature as of June 30, 2023, exposure was about to decrease by approximately half, leaving the Portfolio with smaller, but still meaningful, exposure to the company. The convertible bonds of ON Semiconductor performed well following the company’s analyst day, during which management highlighted the company’s long-term business targets with Wall Street analysts. ON’s outlook was generally more positive than expected. Additionally, some investors may have bid up semiconductor shares during the reporting period following the strong earnings release from semiconductor maker NVIDIA, and the general belief that semiconductor manufacturers will benefit from spending related to the development of artificial intelligence programs. The convertible bonds and convertible preferred shares of industrial manufacturer Chart Industries performed well during the reporting period when the company announced the sale of a unit for $300 million; the proceeds will be used to pay down debt. The $300 million sale is part of a $500 million asset divestiture plan. Investors were relieved that the company was able to fulfill most of management’s plan with one sale, and that this sale will reduce balance sheet leverage. In addition, the company recently announced that it received a large order for liquid natural gas equipment.

1.	See page 5 for more information on benchmark and peer group returns.
9

The Portfolio’s three worst performers during the reporting period were the convertible preferred shares of testing and diagnostics company Danaher, the convertible bonds of health insurer, Elevance Health and the convertible bonds of discount retailer Burlington Stores. All three holdings declined in value during the reporting period. The convertible preferred shares of Danaher fell despite the company reporting better-than-expected sales and earnings. The decline in Danaher was likely due to the fact that similarly situated companies reported a slowdown in sales and earnings in response to weaker demand for testing and diagnostics equipment in the wake of the COVID-19 pandemic. The convertible bonds of Elevance also fell despite the company reporting earnings in line with or slightly better-than-expected targets. The decline in Elevance may have been due to investor fear that medical usage during the pandemic, particularly for elective procedures, was unsustainably low, potentially creating headwinds for the profitability of medical insurers, including Elevance, as patients seek deferred, post-pandemic medical care. The convertible bonds of Elevance were called by the issuer earlier in 2023 and were no longer in the Portfolio as of the end of the reporting period. The convertible bonds of discount retailer Burlington Stores declined during the reporting period, in part due to lackluster earnings and sales results, and also in sympathy with the larger discount retail group, which saw many off-price merchants report disappointing sales results. While consumers continued to spend on leisure and travel, they cut back discretionary spending on apparel and food. Late in the reporting period, we sold a portion of the Portfolio’s holdings of Burlington Stores to seek more attractive consumer-related investments.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio made several significant purchases in the health care and consumer discretionary sectors during the reporting period. Within health care, the Portfolio brought three initial public offerings of bonds from medical device manufacturer Integer Holdings, medical imaging agent manufacturer Lantheus Holdings and biotechnology company TransMedics Group. Both Integer and Lantheus generate significant free cash flow and sell for reasonable valuations. TransMedics appears to have a novel method for storing human organs prior to transplantation, and we believe the company should see strong sales and earnings growth in the coming years. Within the consumer discretionary sector, the Portfolio added to its holdings of cruise operator, Carnival and entertainment company Live Nation. We added to the Carnival position as we believe the company no longer faces the risk of insolvency. In addition, we believe Carnival’s convertible bonds have a high coupon, and offer downside protection and upside participation with the company’s common shares. We added to the Portfolio’s holdings of Live Nation as the company generates a considerable free cash flow, and its common shares were trading at an attractive valuation.
Several large holdings left the Portfolio either after they matured or were called by the issuer. These included semiconductor company Silicon Laboratories, health insurer Elevance Health, and testing and diagnostics company Danaher. In addition, we reduced the Portfolio’s exposure to the energy sector by trimming holdings of oil & gas exploration & production companies EQT and Pioneer Natural Resources. Lastly, we sold the Portfolio’s position in satellite television company DISH Network, as we were concerned about the company’s ability to refinance its large debt load and meet capital spending requirements.
How did the Portfolio’s sector weightings change during the reporting period?
There were no material changes to positioning during the reporting period. The Portfolio increased its exposure to the industrials, consumer staples and utilities sectors. Conversely, the Portfolio decreased its exposure to the energy and health care sectors.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2023, the Portfolio held overweight exposure relative to the Index in the energy, health care and consumer staples sectors. As of the same date, the Portfolio held underweight exposure to financials, consumer discretionary and utilities.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP MacKay Convertible Portfolio

Portfolio of Investments June 30, 2023†^(Unaudited)
	Principal Amount	Value
Long-Term Bonds 0.6%
Corporate Bonds 0.6%
Biotechnology 0.3%
Bridgebio Pharma, Inc.
2.50%, due 3/15/27	$ 6,895,000	$ 5,431,314
Leisure Time 0.3%
NCL Corp. Ltd.
5.375%, due 8/1/25	2,860,000	3,918,200
Total Corporate Bonds (Cost $10,411,950)		9,349,514
Total Long-Term Bonds (Cost $10,411,950)		9,349,514
Convertible Securities 89.7%
Convertible Bonds 83.4%
Airlines 2.6%
American Airlines Group, Inc.
6.50%, due 7/1/25	6,895,000	8,866,970
JetBlue Airways Corp.
0.50%, due 4/1/26	4,623,000	3,819,774
Southwest Airlines Co.
1.25%, due 5/1/25 (a)	29,005,000	33,363,001
		46,049,745
Auto Manufacturers 2.6%
Ford Motor Co.
(zero coupon), due 3/15/26	32,843,000	36,143,722
Rivian Automotive, Inc.
4.625%, due 3/15/29 (b)	8,583,000	9,430,043
		45,573,765
Beverages 1.5%
MGP Ingredients, Inc.
1.875%, due 11/15/41	20,955,000	25,921,335
Biotechnology 5.4%
Alnylam Pharmaceuticals, Inc.
1.00%, due 9/15/27 (b)	5,744,000	5,507,759
BioMarin Pharmaceutical, Inc.
1.25%, due 5/15/27 (a)	37,741,000	38,129,916
Guardant Health, Inc.
(zero coupon), due 11/15/27	7,494,000	5,395,405
Halozyme Therapeutics, Inc.
1.00%, due 8/15/28 (b)	18,801,000	17,202,915
Illumina, Inc.
(zero coupon), due 8/15/23	19,199,000	19,160,397
	Principal Amount	Value

Biotechnology (continued)
Ionis Pharmaceuticals, Inc.
(zero coupon), due 4/1/26	$ 9,307,000	$ 8,824,199
		94,220,591
Commercial Services 3.0%
Alarm.com Holdings, Inc.
(zero coupon), due 1/15/26	3,250,000	2,784,967
Block, Inc.
0.125%, due 3/1/25	20,457,000	19,383,008
Euronet Worldwide, Inc.
0.75%, due 3/15/49 (a)	11,685,000	11,458,603
Repay Holdings Corp.
(zero coupon), due 2/1/26 (b)	2,180,000	1,788,908
Sabre GLBL, Inc.
4.00%, due 4/15/25	1,185,000	937,181
Shift4 Payments, Inc.
(zero coupon), due 12/15/25	15,202,000	16,585,382
		52,938,049
Computers 2.4%
Lumentum Holdings, Inc.
0.50%, due 12/15/26	26,640,000	23,639,700
Parsons Corp.
0.25%, due 8/15/25	2,878,000	3,308,261
Western Digital Corp.
1.50%, due 2/1/24 (c)	4,634,000	4,515,833
Zscaler, Inc.
0.125%, due 7/1/25	9,088,000	10,637,504
		42,101,298
Electric 1.8%
NRG Energy, Inc.
2.75%, due 6/1/48	29,752,000	31,551,996
Energy-Alternate Sources 2.6%
Array Technologies, Inc.
1.00%, due 12/1/28	8,045,000	9,223,592
Enphase Energy, Inc.
(zero coupon), due 3/1/26	16,664,000	15,739,148
NextEra Energy Partners LP
(zero coupon), due 11/15/25 (b)	10,860,000	10,072,650
SolarEdge Technologies, Inc.
(zero coupon), due 9/15/25	8,449,000	10,062,759
		45,098,149
Entertainment 2.8%
Live Nation Entertainment, Inc.
3.125%, due 1/15/29 (b)	16,943,000	18,713,543

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Convertible Bonds (continued)
Entertainment (continued)
Marriott Vacations Worldwide Corp.
(zero coupon), due 1/15/26	$ 3,060,000	$ 2,850,390
Vail Resorts, Inc.
(zero coupon), due 1/1/26	30,094,000	27,028,174
		48,592,107
Food 1.6%
Chefs' Warehouse, Inc. (The)
2.375%, due 12/15/28 (b)	11,991,000	12,639,308
Post Holdings, Inc.
2.50%, due 8/15/27 (b)	15,651,000	15,857,593
		28,496,901
Healthcare-Products 8.9%
CONMED Corp.
2.25%, due 6/15/27	24,108,000	27,025,068
Exact Sciences Corp.
0.375%, due 3/1/28	21,770,000	22,383,388
Haemonetics Corp.
(zero coupon), due 3/1/26	9,354,000	8,006,065
Integer Holdings Corp.
2.125%, due 2/15/28 (b)	14,763,000	17,464,629
Integra LifeSciences Holdings Corp.
0.50%, due 8/15/25	8,831,000	8,106,858
Lantheus Holdings, Inc.
2.625%, due 12/15/27 (b)	25,213,000	32,791,823
NuVasive, Inc.
0.375%, due 3/15/25	12,958,000	11,726,990
Omnicell, Inc.
0.25%, due 9/15/25	10,024,000	10,189,396
TransMedics Group, Inc.
1.50%, due 6/1/28 (b)	15,928,000	18,206,201
		155,900,418
Healthcare-Services 1.3%
Teladoc Health, Inc.
1.25%, due 6/1/27	28,389,000	22,711,200
Internet 10.2%
Booking Holdings, Inc.
0.75%, due 5/1/25	11,000,000	16,541,800
Etsy, Inc.
0.25%, due 6/15/28	26,578,000	20,664,395
Expedia Group, Inc.
(zero coupon), due 2/15/26 (a)	2,758,000	2,423,730
Match Group Financeco 2, Inc.
0.875%, due 6/15/26 (b)	13,160,000	11,859,927
	Principal Amount	Value

Internet (continued)
Okta, Inc.
0.125%, due 9/1/25	$ 7,194,000	$ 6,539,346
Palo Alto Networks, Inc.
0.375%, due 6/1/25	11,770,000	30,348,945
0.75%, due 7/1/23	13,152,000	35,865,504
Q2 Holdings, Inc.
0.75%, due 6/1/26	2,800,000	2,433,027
Snap, Inc.
(zero coupon), due 5/1/27	10,555,000	7,863,475
0.125%, due 3/1/28	12,850,000	9,168,475
Uber Technologies, Inc.
(zero coupon), due 12/15/25	14,485,000	13,283,129
Ziff Davis, Inc.
1.75%, due 11/1/26 (b)	3,285,000	3,079,688
Zillow Group, Inc.
2.75%, due 5/15/25	17,202,000	18,130,908
		178,202,349
Leisure Time 1.7%
Carnival Corp.
5.75%, due 12/1/27 (b)	10,962,000	18,284,616
NCL Corp. Ltd.
6.00%, due 5/15/24	1,756,000	2,907,058
Royal Caribbean Cruises Ltd.
6.00%, due 8/15/25 (b)	3,850,000	8,481,550
		29,673,224
Machinery-Diversified 1.2%
Chart Industries, Inc.
1.00%, due 11/15/24	7,813,000	21,458,404
Media 2.4%
Liberty Broadband Corp.
3.125%, due 3/31/53 (b)	9,771,000	9,580,465
Liberty Media Corp. (b)
2.25%, due 8/15/27	14,461,000	15,603,419
3.75%, due 3/15/28	14,595,000	15,981,525
		41,165,409
Oil & Gas 6.2%
EQT Corp.
1.75%, due 5/1/26	16,102,000	45,383,526
Permian Resources Operating LLC
3.25%, due 4/1/28	14,611,000	28,184,312
Pioneer Natural Resources Co.
0.25%, due 5/15/25	15,534,000	34,231,941
		107,799,779

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay Convertible Portfolio

	Principal Amount	Value
Convertible Bonds (continued)
Oil & Gas Services 3.3%
Helix Energy Solutions Group, Inc.
6.75%, due 2/15/26	$ 22,085,000	$ 29,284,710
Oil States International, Inc.
4.75%, due 4/1/26	26,829,000	28,438,815
		57,723,525
Pharmaceuticals 2.4%
Dexcom, Inc.
0.25%, due 11/15/25 (a)	16,942,000	18,169,932
Mirum Pharmaceuticals, Inc.
4.00%, due 5/1/29 (b)	7,152,000	8,056,728
Pacira BioSciences, Inc.
0.75%, due 8/1/25	17,427,000	16,207,110
		42,433,770
Real Estate Investment Trusts 0.9%
Pebblebrook Hotel Trust
1.75%, due 12/15/26	5,863,000	4,978,415
Summit Hotel Properties, Inc.
1.50%, due 2/15/26	13,238,000	11,311,029
		16,289,444
Retail 2.0%
Burlington Stores, Inc.
2.25%, due 4/15/25	9,554,000	9,977,959
Cheesecake Factory, Inc. (The)
0.375%, due 6/15/26	9,488,000	8,005,500
Patrick Industries, Inc.
1.75%, due 12/1/28	17,313,000	16,897,488
		34,880,947
Semiconductors 4.8%
Impinj, Inc.
1.125%, due 5/15/27	4,870,000	5,290,059
Microchip Technology, Inc.
0.125%, due 11/15/24	35,083,000	39,863,059
ON Semiconductor Corp.
0.50%, due 3/1/29 (b)	24,345,000	27,615,490
Wolfspeed, Inc.
0.25%, due 2/15/28	9,771,000	7,533,441
1.875%, due 12/1/29 (b)	4,785,000	3,713,160
		84,015,209
Software 7.3%
Akamai Technologies, Inc.
0.375%, due 9/1/27	18,297,000	17,761,632
Bentley Systems, Inc.
0.125%, due 1/15/26	3,445,000	3,560,560
	Principal Amount	Value

Software (continued)
BILL Holdings, Inc.
(zero coupon), due 12/1/25	$ 5,190,000	$ 5,452,095
Datadog, Inc.
0.125%, due 6/15/25	10,168,000	12,669,328
DigitalOcean Holdings, Inc.
(zero coupon), due 12/1/26	6,410,000	5,038,819
Dropbox, Inc.
(zero coupon), due 3/1/28	12,063,000	11,598,574
Envestnet, Inc.
2.625%, due 12/1/27 (b)	14,965,000	15,773,110
Everbridge, Inc.
0.125%, due 12/15/24	13,318,000	12,136,027
Model N, Inc.
1.875%, due 3/15/28 (b)	11,215,000	11,825,096
MongoDB, Inc.
0.25%, due 1/15/26	7,540,000	15,025,335
Splunk, Inc.
1.125%, due 9/15/25	17,442,000	17,485,605
		128,326,181
Telecommunications 3.9%
Infinera Corp.
2.50%, due 3/1/27	4,490,000	4,173,523
InterDigital, Inc.
2.00%, due 6/1/24	2,860,000	3,469,429
Nice Ltd.
(zero coupon), due 9/15/25 (a)	48,248,000	46,984,164
Viavi Solutions, Inc.
1.00%, due 3/1/24	14,133,000	14,071,522
		68,698,638
Trucking & Leasing 0.6%
Greenbrier Cos., Inc. (The)
2.875%, due 4/15/28	9,472,000	9,372,544
Total Convertible Bonds (Cost $1,432,186,940)		1,459,194,977

	Shares
Convertible Preferred Stocks 6.3%
Banks 1.6%
Bank of America Corp.
Series L
7.25% (d)	11,636	13,635,297
Wells Fargo & Co.
Series L
7.50% (d)	12,264	14,128,128
		27,763,425
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Shares	Value
Convertible Preferred Stocks (continued)
Capital Markets 1.1%
KKR Group Co., Inc.
Series C
6.00%	283,400	$ 18,732,740
Construction & Engineering 0.4%
Fluor Corp.
6.50% (d)	4,720	6,595,398
Electric Utilities 1.9%
NextEra Energy, Inc.
6.926%	250,000	11,322,500
PG&E Corp.
5.50%	154,100	23,039,491
		34,361,991
Independent Power and Renewable Electricity Producers 0.7%
AES Corp. (The)
6.875%	150,600	12,291,972
Machinery 0.6%
Chart Industries, Inc.
Series B
6.75%	172,700	11,249,678
Total Convertible Preferred Stocks (Cost $108,858,316)		110,995,204
Total Convertible Securities (Cost $1,541,045,256)		1,570,190,181
Common Stocks 1.9%
Energy Equipment & Services 0.6%
Weatherford International plc (e)	157,538	10,463,674
Life Sciences Tools & Services 1.0%
Danaher Corp.	76,813	18,435,120
Oil, Gas & Consumable Fuels 0.3%
Kosmos Energy Ltd. (e)	772,131	4,625,065
Total Common Stocks (Cost $30,321,361)		33,523,859
Short-Term Investments 9.8%
Affiliated Investment Company 7.5%
MainStay U.S. Government Liquidity Fund, 5.06% (f)(g)	130,717,939	130,717,939
	Shares	Value

Unaffiliated Investment Companies 2.3%
Goldman Sachs Financial Square Government Fund, 5.122% (g)(h)	10,000,000	$ 10,000,000
Invesco Government & Agency Portfolio, 5.158% (g)(h)	26,328,209	26,328,209
RBC U.S. Government Money Market Fund, 5.081% (g)(h)	3,000,000	3,000,000
State Street Institutional U.S. Government Money Market Fund, 5.097% (g)(h)	2,000,000	2,000,000
Total Unaffiliated Investment Companies (Cost $41,328,209)		41,328,209
Total Short-Term Investments (Cost $172,046,148)		172,046,148
Total Investments (Cost $1,753,824,715)	102.0%	1,785,109,702
Other Assets, Less Liabilities	(2.0)	(35,253,099)
Net Assets	100.0%	$ 1,749,856,603

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.

(a)	All or a portion of this security was held on loan. As of June 30, 2023, the aggregate market value of securities on loan was $40,204,755. The Portfolio received cash collateral with a value of $41,328,209. (See Note 2(G))
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Step coupon—Rate shown was the rate in effect as of June 30, 2023.
(d)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Non-income producing security.
(f)	As of June 30, 2023, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's share class.
(g)	Current yield as of June 30, 2023.
(h)	Represents a security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay Convertible Portfolio

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 87,784	$ 257,531	$ (214,597)	$ —	$ —	$ 130,718	$ 2,793	$ —	130,718
The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 9,349,514	$ —	$ 9,349,514
Total Corporate Bonds	—	9,349,514	—	9,349,514
Convertible Securities
Convertible Bonds	—	1,459,194,977	—	1,459,194,977
Convertible Preferred Stocks	104,399,806	6,595,398	—	110,995,204
Total Convertible Securities	104,399,806	1,465,790,375	—	1,570,190,181
Common Stocks	33,523,859	—	—	33,523,859
Short-Term Investments
Affiliated Investment Company	130,717,939	—	—	130,717,939
Unaffiliated Investment Companies	41,328,209	—	—	41,328,209
Total Short-Term Investments	172,046,148	—	—	172,046,148
Total Investments in Securities	$ 309,969,813	$ 1,475,139,889	$ —	$ 1,785,109,702

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $1,623,106,776) including securities on loan of $40,204,755	$1,654,391,763
Investment in affiliated investment companies, at value (identified cost $130,717,939)	130,717,939
Cash	452
Receivables:
Dividends and interest	4,694,644
Portfolio shares sold	2,608,767
Securities lending	153,330
Other assets	16,309
Total assets	1,792,583,204
Liabilities
Cash collateral received for securities on loan	41,328,209
Payables:
Manager (See Note 3)	765,884
Portfolio shares redeemed	367,004
NYLIFE Distributors (See Note 3)	187,038
Professional fees	41,877
Custodian	15,299
Shareholder communication	9,807
Accrued expenses	11,483
Total liabilities	42,726,601
Net assets	$1,749,856,603
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 121,138
Additional paid-in-capital	1,717,400,536
1,717,521,674
Total distributable earnings (loss)	32,334,929
Net assets	$1,749,856,603
Initial Class
Net assets applicable to outstanding shares	$823,471,771
Shares of beneficial interest outstanding	56,631,119
Net asset value per share outstanding	$ 14.54
Service Class
Net assets applicable to outstanding shares	$918,535,996
Shares of beneficial interest outstanding	63,960,615
Net asset value per share outstanding	$ 14.36
Service 2 Class
Net assets applicable to outstanding shares	$ 7,848,836
Shares of beneficial interest outstanding	546,453
Net asset value and offering price per share outstanding	$ 14.36

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay Convertible Portfolio

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 8,386,431
Dividends-unaffiliated	3,729,514
Dividends-affiliated	2,793,434
Securities lending, net	1,133,800
Total income	16,043,179
Expenses
Manager (See Note 3)	4,564,676
Distribution/Service—Service Class (See Note 3)	1,100,095
Distribution/Service—Service 2 Class (See Note 3)	8,823
Professional fees	87,951
Shareholder communication	44,886
Trustees	20,557
Custodian	18,507
Shareholder service (See Note 3)	3,529
Miscellaneous	31,441
Total expenses	5,880,465
Net investment income (loss)	10,162,714
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	20,313,638
Net change in unrealized appreciation (depreciation) on unaffiliated investments	65,989,551
Net realized and unrealized gain (loss)	86,303,189
Net increase (decrease) in net assets resulting from operations	$96,465,903
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 10,162,714	$ 12,372,739
Net realized gain (loss)	20,313,638	(1,458,820)
Net change in unrealized appreciation (depreciation)	65,989,551	(272,476,633)
Net increase (decrease) in net assets resulting from operations	96,465,903	(261,562,714)
Distributions to shareholders:
Initial Class	(11,547,074)	(119,474,150)
Service Class	(11,935,831)	(135,597,007)
Service 2 Class	(89,382)	(1,046,632)
Total distributions to shareholders	(23,572,287)	(256,117,789)
Capital share transactions:
Net proceeds from sales of shares	60,479,578	113,733,843
Net asset value of shares issued to shareholders in reinvestment of distributions	23,572,287	256,117,789
Cost of shares redeemed	(68,941,495)	(275,440,951)
Increase (decrease) in net assets derived from capital share transactions	15,110,370	94,410,681
Net increase (decrease) in net assets	88,003,986	(423,269,822)
Net Assets
Beginning of period	1,661,852,617	2,085,122,439
End of period	$1,749,856,603	$1,661,852,617
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP MacKay Convertible Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 13.93	$ 18.68	$ 18.17	$ 13.60	$ 12.31	$ 13.29
Net investment income (loss) (a)	0.09	0.13	0.10	0.10	0.13	0.17
Net realized and unrealized gain (loss)	0.73	(2.49)	1.56	4.74	2.56	(0.41)
Total from investment operations	0.82	(2.36)	1.66	4.84	2.69	(0.24)
Less distributions:
From net investment income	(0.21)	(0.55)	(0.22)	(0.11)	(0.20)	(0.23)
From net realized gain on investments	—	(1.84)	(0.93)	(0.16)	(1.20)	(0.51)
Total distributions	(0.21)	(2.39)	(1.15)	(0.27)	(1.40)	(0.74)
Net asset value at end of period	$ 14.54	$ 13.93	$ 18.68	$ 18.17	$ 13.60	$ 12.31
Total investment return (b)	5.90%	(12.67)%	9.25%	36.04%	22.46%	(2.27)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.34%††	0.82%	0.51%	0.70%	0.94%	1.24%
Net expenses (c)	0.57%††	0.57%	0.56%	0.61%	0.61%	0.61%
Portfolio turnover rate	20%	14%	41%	49%	26%	43%
Net assets at end of period (in 000's)	$ 823,472	$ 782,970	$ 946,696	$ 370,733	$ 202,104	$ 177,136

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2023*	Year Ended December 31,
Service Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 13.76	$ 18.48	$ 17.99	$ 13.47	$ 12.21	$ 13.18
Net investment income (loss) (a)	0.08	0.09	0.05	0.06	0.09	0.13
Net realized and unrealized gain (loss)	0.71	(2.46)	1.54	4.69	2.53	(0.40)
Total from investment operations	0.79	(2.37)	1.59	4.75	2.62	(0.27)
Less distributions:
From net investment income	(0.19)	(0.51)	(0.17)	(0.07)	(0.16)	(0.19)
From net realized gain on investments	—	(1.84)	(0.93)	(0.16)	(1.20)	(0.51)
Total distributions	(0.19)	(2.35)	(1.10)	(0.23)	(1.36)	(0.70)
Net asset value at end of period	$ 14.36	$ 13.76	$ 18.48	$ 17.99	$ 13.47	$ 12.21
Total investment return (b)	5.77%	(12.89)%	8.98%	35.70%	22.15%	(2.52)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.09%††	0.57%	0.25%	0.44%	0.69%	0.99%
Net expenses (c)	0.82%††	0.82%	0.81%	0.86%	0.86%	0.86%
Portfolio turnover rate	20%	14%	41%	49%	26%	43%
Net assets at end of period (in 000's)	$ 918,536	$ 872,109	$ 1,129,151	$ 982,863	$ 752,670	$ 592,673

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Service Class 2		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 13.76	$ 18.48	$ 18.00	$ 13.47	$ 12.21	$ 13.18
Net investment income (loss) (a)	0.07	0.08	0.03	0.05	0.08	0.12
Net realized and unrealized gain (loss)	0.71	(2.47)	1.53	4.70	2.53	(0.40)
Total from investment operations	0.78	(2.39)	1.56	4.75	2.61	(0.28)
Less distributions:
From net investment income	(0.18)	(0.49)	(0.15)	(0.06)	(0.15)	(0.18)
From net realized gain on investments	—	(1.84)	(0.93)	(0.16)	(1.20)	(0.51)
Total distributions	(0.18)	(2.33)	(1.08)	(0.22)	(1.35)	(0.69)
Net asset value at end of period	$ 14.36	$ 13.76	$ 18.48	$ 18.00	$ 13.47	$ 12.21
Total investment return (b)	5.72%	(12.97)%	8.87%	35.57%	22.03%	(2.59)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.00%††	0.47%	0.16%	0.32%	0.56%	0.88%
Net expenses (c)	0.92%††	0.92%	0.91%	0.96%	0.96%	0.96%
Portfolio turnover rate	20%	14%	41%	49%	26%	43%
Net assets at end of period (in 000's)	$ 7,849	$ 6,774	$ 9,275	$ 8,196	$ 6,555	$ 3,016

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP MacKay Convertible Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Convertible Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Service 2 Class shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by participating insurance companies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	October 1, 1996
Service Class	June 5, 2003
Service 2 Class	April 26, 2016
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, each of Service Class and Service 2 Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to such Class's shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class and Service 2 Class shares.
The Portfolio's investment objective is to seek capital appreciation together with current income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that

21

Notes to Financial Statements (Unaudited) (continued)
quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Certain convertible preferred stocks may be valued utilizing evaluated prices based on market inputs obtained from the pricing vendor and are generally categorized as Level 2 in the hierarchy.  Securities that were fair valued in such a manner as of June 30, 2023, are shown in the Portfolio of Investments.

22	MainStay VP MacKay Convertible Portfolio

Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method. Premium associated with the conversion feature on a convertible bond is not amortized.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses
23

Notes to Financial Statements (Unaudited) (continued)
can be made. Expenses (other than fees incurred under the distribution and service plans and shareholder service plans, further discussed in Note 3(B), which are charged directly to the Service Class and Service 2 Class shares, as applicable) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2023, are shown in the Portfolio of Investments.
(H) Debt and Convertible Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.
(I) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $2 billion; and 0.49% in excess of

24	MainStay VP MacKay Convertible Portfolio

$2 billion. During the six-month period ended June 30, 2023, the effective management fee rate was 0.54%.
During the six-month period ended June 30, 2023, New York Life Investments earned fees from the Portfolio in the amount of $4,564,676 and paid the Subadvisor fees of $2,282,338.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution, Service and Shareholder Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class and Service 2 Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class and Service 2 Class shares of the Portfolio.
The Board has adopted a shareholder services plan (the “Service Plan”) with respect to the Service 2 Class shares of the Portfolio. Under the terms of the Services Plan, the Portfolio is authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to shareholders of the Service 2 Class shares, in connection with the administration of plans or programs that use Portfolio shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Service 2 Class shares.
(C) Transfer and Dividend Disbursing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, serves as the transfer agent and dividend disbursing agent for Service Class and Service 2 Class shares of the Portfolio. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distributor Solutions, Inc. (“SS&C”), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended June 30, 2023, all associated fees were paid by the Manager.
Note 4-Federal Income Tax
As of June 30, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,767,631,920	$149,894,282	$(132,416,500)	$17,477,782
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $5,201,253, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—	$5,201
During the year ended December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$ 81,124,031
Long-Term Capital Gains	174,993,758
Total	$256,117,789
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments
25

Notes to Financial Statements (Unaudited) (continued)
based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2023, purchases and sales of securities, other than short-term securities, were $314,543 and $358,515, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2023 and the year ended December 31, 2022, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	506,413	$ 7,178,573
Shares issued to shareholders in reinvestment of distributions	814,849	11,547,074
Shares redeemed	(895,535)	(12,644,954)
Net increase (decrease)	425,727	$ 6,080,693
Year ended December 31, 2022:
Shares sold	960,462	$ 15,906,247
Shares issued to shareholders in reinvestment of distributions	8,323,723	119,474,150
Shares redeemed	(3,767,669)	(61,588,499)
Net increase (decrease)	5,516,516	$ 73,791,898

Service Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	3,710,130	$ 51,960,702
Shares issued to shareholders in reinvestment of distributions	853,537	11,935,831
Shares redeemed	(3,979,665)	(55,586,107)
Net increase (decrease)	584,002	$ 8,310,426
Year ended December 31, 2022:
Shares sold	5,529,322	$ 89,567,994
Shares issued to shareholders in reinvestment of distributions	9,560,026	135,597,007
Shares redeemed	(12,812,180)	(204,200,397)
Net increase (decrease)	2,277,168	$ 20,964,604

Service 2 Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	98,839	$ 1,340,303
Shares issued to shareholders in reinvestment of distributions	6,389	89,382
Shares redeemed	(50,938)	(710,434)
Net increase (decrease)	54,290	$ 719,251
Year ended December 31, 2022:
Shares sold	499,962	$ 8,259,602
Shares issued to shareholders in reinvestment of distributions	73,917	1,046,632
Shares redeemed	(583,606)	(9,652,055)
Net increase (decrease)	(9,727)	$ (345,821)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Portfolio, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2023, events and transactions subsequent to June 30, 2023, through the date the

26	MainStay VP MacKay Convertible Portfolio

financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
27

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk. A Portfolio's liquidity risk is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The Board of Trustees of MainStay VP Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
28	MainStay VP MacKay Convertible Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
29

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

2023 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5035089	MSVPC10-08/23
(NYLIAC) NI512

MainStay VP Wellington Growth Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended June 30, 2023. Markets reacted positively to several developments – easing inflationary pressures and softening monetary policy – the most prominent among them.
At the start of the reporting period, high levels of inflation had already begun to show signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.06% in June 2022, the annualized U.S. inflation rate as measured by the Consumer Price Index fell to 6.41% in January 2023, and to 2.97% in June 2023, according to the most recent figures. At the same time, the Fed increased the benchmark federal funds rate, from 4.25%–4.50% at the beginning of the reporting period, to 5.00%–5.25% as of June 30, 2023. While the Fed signaled that further rate increases were likely in 2023, the Fed also appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a negative note, rising interest rates contributed to the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry, and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the S&P 500® Index’s strongest sector, followed by consumer discretionary. However, the communications services, utilities and energy sectors lost substantial ground as value-oriented stocks fell out of favor and oil prices declined, with financials and health care shares dipping more mildly. While international markets rose, they generally trailed the U.S. market, with developed international markets outperforming their emerging markets counterparts.
Corporate bond prices trended moderately higher amid high volatility, bolstered by positive inflationary and interest rate trends in the United States while constrained by banking industry turmoil. After years of low yields and tight credit spreads, the sector benefited from more attractive valuations and income opportunities. Markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. Long-term rates remained lower than short-term rates throughout the reporting period, a yield curve inversion that reminded investors of the uncertainties implicit in the current economic environment. U.S. Treasury bonds provided more modest gains, with the positive impact of declining inflation largely balanced by the negative impact of high consumer prices.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the long-term focus, unique perspectives and commitment to client service you expect.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

MainStay VP Wellington Growth Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date[1,2,3]	Six Months[4]	One Year	Five Years	Ten Years	Gross Expense Ratio[5]
Initial Class Shares	1/29/1993	26.91%	25.95%	9.26%	11.22%	0.73%
Service Class Shares	6/5/2003	26.75	25.64	8.99	10.94	0.98

1.	Effective January 11, 2013 and July 29, 2016, the Portfolio modified its principal investment strategies in connection with changes in the Portfolio’s Subadvisor. The past performance in the graph and table reflect the Subadvisors and strategies in place during their respective time periods.
2.	Effective January 1, 2018 due to an organizational restructuring, all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC, the former subadvisor.
3.	Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisors and principal investment strategies.
4.	Not annualized.
5.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 1000® Growth Index[2]	29.02%	27.11%	15.14%	15.75%
Morningstar Large Growth Category Average[3]	23.91	22.89	11.37	13.02

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Russell 1000® Growth Index is the Portfolio's primary benchmark. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.
3.	The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Wellington Growth Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,269.10	$4.05	$1,021.22	$3.61	0.72%
Service Class Shares	$1,000.00	$1,267.50	$5.45	$1,019.98	$4.86	0.97%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Wellington Growth Portfolio

Industry Composition as of June 30, 2023 (Unaudited)
Software	17.0%
Financial Services	10.6
Technology Hardware, Storage & Peripherals	10.2
Semiconductors & Semiconductor Equipment	10.0
Interactive Media & Services	8.5
Broadline Retail	4.8
Capital Markets	3.9
Health Care Equipment & Supplies	3.8
Professional Services	3.4
Hotels, Restaurants & Leisure	3.0
IT Services	2.7
Health Care Providers & Services	2.5
Life Sciences Tools & Services	2.1
Pharmaceuticals	2.1
Specialized REITs	2.0
Insurance	1.7
Ground Transportation	1.7
Aerospace & Defense	1.4%
Specialty Retail	1.4
Consumer Finance	1.4
Textiles, Apparel & Luxury Goods	1.1
Beverages	1.0
Commercial Services & Supplies	0.8
Health Care REITs	0.8
Personal Care Products	0.6
Energy Equipment & Services	0.4
Automobiles	0.3
Machinery	0.3
Media	0.0‡
Short–Term Investment	1.1
Other Assets, Less Liabilities	–0.6
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2023 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Apple, Inc.
3.	Amazon.com, Inc.
4.	NVIDIA Corp.
5.	Alphabet, Inc., Class C
6.	Mastercard, Inc., Class A
7.	Meta Platforms, Inc., Class A
8.	UnitedHealth Group, Inc.
9.	Advanced Micro Devices, Inc.
10.	FleetCor Technologies, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Andrew J. Shilling, CFA, and Clark R. Shields of Wellington Management Company LLP (“Wellington”), the Portfolio’s Subadvisor.
How did MainStay VP Wellington Growth Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP Wellington Growth Portfolio returned 26.91% for Initial Class shares and 26.75% for Service Class shares. Over the same period, both share classes underperformed the 29.02% return of the Russell 1000® Growth Index (the "Index”), which is the Portfolio’s benchmark, and outperformed the 23.91% return of the Morningstar Large Growth Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
During the reporting period, the Portfolio underperformed the Index primarily due to security selection. Sector allocation, a result of our bottom-up stock selection process, also detracted from relative performance. Allocation effect was driven by the Portfolio’s overweight exposure to financials, and was partially offset by the positive impact of the Portfolio’s underweight exposure to consumer staples.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
Security selection in the consumer discretionary, communication services and consumer staples sectors detracted most significantly from results relative to the Index, while selection in industrials made the strongest positive contribution. (Contributions take weightings and total returns into account.)
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
At the issuer level, the individual stocks making the strongest positive contributions to absolute performance included enterprise software company Microsoft and semiconductor maker NVIDIA. Microsoft shares rose following the release of quarterly results in which revenue and earnings per share beat consensus estimates. The company’s intelligent cloud and productivity & business processes segments each grew revenue by double digits year-over-year. In addition, the company's alliance with artificial intelligence (“AI”) developer OpenAI led to the announcement of new product releases, including Copilot, an AI assistant designed to enhance the functionality of Microsoft’s Bing web browser and its Office product suite. NVIDIA shares gained ground after the chipmaker reported quarterly revenue and earnings above expectations in early 2023, driven by better-than-expected performance in its gaming, professional visualization and automotive & robotics segments. NVIDIA continues to experience strong demand tailwinds from their A100 chip, which is viewed as a critical input in the AI industry.
The most significant detractors from absolute performance included financial management firm Charles Schwab and health care plan provider UnitedHealth Group. Charles Schwab shares fell sharply after the collapse of Silicon Valley Bank sparked a massive selloff of financial sector companies, as investors feared that firms like Charles Schwab, which have large bond holdings with long maturities, might be forced to sell these assets at a loss to cover a rush of deposit withdrawals. As a result, we eliminated the Portfolio’s position. UnitedHealth shares declined, along with those of other managed care organizations, due to higher outpatient utilization driven by pent-up demand for elective procedures. Based on higher utilization trends, UnitedHealth anticipated medical loss ratios at or above their fiscal year 2023 MLR (medical loss ratio) guidance range. The market appears concerned about the impact of higher Medicare Advantage business costs on the managed care organization peer group more broadly.
Did the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the Portfolio initiated positions in social media company Meta Platforms and payments company Adyen. Meta has started to monetize its Reels platform, which we anticipate will be a strong contributor to earnings and is likely to benefit from increased regulatory and government scrutiny of competitor TikTok. In addition, we are encouraged by Meta’s increased focus on cost efficiency, and management’s intention to reduce spending on the metaverse. Adyen is an industry leader in e-commerce and one of the fastest growing companies in the payments industry, with strong margins and high free cash flow conversion.
During the same period, the Portfolio eliminated positions in life sciences and diagnostics company Agilent Technologies, and Charles Schwab, the latter of which is described above. We eliminated the position in Agilent Technologies due to slowing demand for analytical instrumentation, which we expect to persist in the near term. After the events with Silicon Valley Bank unfolded, we assessed whether any of the Portfolio’s holdings were likely to experience direct and immediate headwinds. We concluded that one position, Charles Schwab, was at risk of exhibiting a similar duration mismatch between deposits and loans. Out of concern about the potential for a dilutive capital raise to prevent a bank run, we decided to eliminate the position.
How did the Portfolio’s sector weightings change during the reporting period?
The most notable increases to sector exposure were in financials, industrials and real estate. The most notable reductions were in

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Wellington Growth Portfolio

the information technology, consumer discretionary and health care sectors.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2023, the Portfolio held its most overweight exposures relative to the Index in the financials, real estate and industrials sectors. As of the same date, the Portfolio’s most significantly underweight positions were in the consumer discretionary, information technology and consumer staples sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2023†^(Unaudited)
	Shares	Value
Common Stocks 99.5%
Aerospace & Defense 1.4%
Airbus SE, ADR	118,464	$ 4,281,289
General Dynamics Corp.	21,722	4,673,488
		8,954,777
Automobiles 0.3%
Tesla, Inc. (a)	7,273	1,903,853
Beverages 1.0%
Constellation Brands, Inc., Class A	24,782	6,099,594
Broadline Retail 4.8%
Amazon.com, Inc. (a)	228,503	29,787,651
Capital Markets 3.9%
Ares Management Corp.	35,269	3,398,168
Blackstone, Inc.	67,101	6,238,380
MSCI, Inc.	8,972	4,210,470
S&P Global, Inc.	26,391	10,579,888
		24,426,906
Commercial Services & Supplies 0.8%
Copart, Inc. (a)	58,499	5,335,694
Consumer Finance 1.4%
American Express Co.	48,790	8,499,218
Energy Equipment & Services 0.4%
Schlumberger NV	55,342	2,718,399
Financial Services 10.6%
Adyen NV, ADR (a)	377,503	6,527,027
Block, Inc. (a)	93,982	6,256,382
FleetCor Technologies, Inc. (a)	45,022	11,304,124
Global Payments, Inc.	52,853	5,207,077
Mastercard, Inc., Class A	70,256	27,631,685
Visa, Inc., Class A	38,923	9,243,434
		66,169,729
Ground Transportation 1.7%
Uber Technologies, Inc. (a)	244,750	10,565,857
Health Care Equipment & Supplies 3.8%
Align Technology, Inc. (a)	12,689	4,487,338
Boston Scientific Corp. (a)	123,532	6,681,846
Insulet Corp. (a)	20,979	6,049,085
	Shares	Value

Health Care Equipment & Supplies (continued)
Stryker Corp.	21,569	$ 6,580,486
		23,798,755
Health Care Providers & Services 2.5%
UnitedHealth Group, Inc.	32,369	15,557,836
Health Care REITs 0.8%
Welltower, Inc.	60,347	4,881,469
Hotels, Restaurants & Leisure 3.0%
Airbnb, Inc., Class A (a)	64,027	8,205,700
Chipotle Mexican Grill, Inc. (a)	1,900	4,064,100
Hilton Worldwide Holdings, Inc.	46,787	6,809,848
		19,079,648
Insurance 1.7%
Marsh & McLennan Cos., Inc.	32,289	6,072,915
Progressive Corp. (The)	37,047	4,903,911
		10,976,826
Interactive Media & Services 8.5%
Alphabet, Inc., Class C (a)	232,132	28,081,008
Meta Platforms, Inc., Class A (a)	61,030	17,514,389
ZoomInfo Technologies, Inc. (a)	313,545	7,960,908
		53,556,305
IT Services 2.7%
MongoDB, Inc. (a)	19,933	8,192,263
Okta, Inc. (a)	63,546	4,406,915
Snowflake, Inc., Class A (a)	8,462	1,489,143
VeriSign, Inc. (a)	13,244	2,992,747
		17,081,068
Life Sciences Tools & Services 2.1%
Danaher Corp.	21,477	5,154,480
Illumina, Inc. (a)	25,318	4,746,872
Mettler-Toledo International, Inc. (a)	2,431	3,188,597
		13,089,949
Machinery 0.3%
IDEX Corp.	7,753	1,668,911
Media 0.0% ‡
Interpublic Group of Cos., Inc. (The)	7,626	294,211
Personal Care Products 0.6%
Estee Lauder Cos., Inc. (The), Class A	18,422	3,617,712

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Wellington Growth Portfolio

	Shares	Value
Common Stocks (continued)
Pharmaceuticals 2.1%
Eli Lilly & Co.	8,325	$ 3,904,259
Zoetis, Inc.	53,115	9,146,934
		13,051,193
Professional Services 3.4%
Ceridian HCM Holding, Inc. (a)	50,876	3,407,166
Equifax, Inc.	36,025	8,476,682
TransUnion	120,594	9,446,128
		21,329,976
Semiconductors & Semiconductor Equipment 10.0%
Advanced Micro Devices, Inc. (a)	101,198	11,527,464
ASML Holding NV (Registered)	8,967	6,498,833
Microchip Technology, Inc.	85,812	7,687,897
Monolithic Power Systems, Inc.	14,221	7,682,611
NVIDIA Corp.	69,868	29,555,562
		62,952,367
Software 17.0%
ANSYS, Inc. (a)	5,056	1,669,845
Atlassian Corp., Class A (a)	37,479	6,289,351
Cadence Design Systems, Inc. (a)	2,200	515,944
HubSpot, Inc. (a)	6,660	3,543,719
Intuit, Inc.	11,416	5,230,697
Microsoft Corp.	229,501	78,154,271
Salesforce, Inc. (a)	15,192	3,209,462
ServiceNow, Inc. (a)	14,043	7,891,745
		106,505,034
Specialized REITs 2.0%
American Tower Corp.	33,613	6,518,905
Equinix, Inc.	7,361	5,770,583
		12,289,488
	Shares	Value

Specialty Retail 1.4%
TJX Cos., Inc. (The)	104,036	$ 8,821,212
Technology Hardware, Storage & Peripherals 10.2%
Apple, Inc.	328,724	63,762,595
Textiles, Apparel & Luxury Goods 1.1%
Lululemon Athletica, Inc. (a)	10,478	3,965,923
NIKE, Inc., Class B	29,365	3,241,015
		7,206,938
Total Common Stocks (Cost $530,469,575)		623,983,171
Short-Term Investment 1.1%
Affiliated Investment Company 1.1%
MainStay U.S. Government Liquidity Fund, 5.06% (b)	6,928,283	6,928,283
Total Short-Term Investment (Cost $6,928,283)		6,928,283
Total Investments (Cost $537,397,858)	100.6%	630,911,454
Other Assets, Less Liabilities	(0.6)	(4,006,088)
Net Assets	100.0%	$ 626,905,366

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	Current yield as of June 30, 2023.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 16,085	$ 56,385	$ (65,542)	$ —	$ —	$ 6,928	$ 173	$ —	6,928
Abbreviation(s):
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 623,983,171	$ —	$ —	$ 623,983,171
Short-Term Investment
Affiliated Investment Company	6,928,283	—	—	6,928,283
Total Investments in Securities	$ 630,911,454	$ —	$ —	$ 630,911,454

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Wellington Growth Portfolio

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $530,469,575)	$623,983,171
Investment in affiliated investment companies, at value (identified cost $6,928,283)	6,928,283
Receivables:
Dividends	158,832
Investment securities sold	93,342
Portfolio shares sold	2,563
Other assets	5,545
Total assets	631,171,736
Liabilities
Payables:
Investment securities purchased	3,715,558
Manager (See Note 3)	352,227
Portfolio shares redeemed	104,146
Shareholder communication	49,907
Professional fees	25,345
NYLIFE Distributors (See Note 3)	8,217
Custodian	4,911
Securities lending	102
Accrued expenses	5,957
Total liabilities	4,266,370
Net assets	$626,905,366
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 28,070
Additional paid-in-capital	603,093,001
603,121,071
Total distributable earnings (loss)	23,784,295
Net assets	$626,905,366
Initial Class
Net assets applicable to outstanding shares	$586,278,926
Shares of beneficial interest outstanding	26,195,953
Net asset value per share outstanding	$ 22.38
Service Class
Net assets applicable to outstanding shares	$ 40,626,440
Shares of beneficial interest outstanding	1,873,878
Net asset value per share outstanding	$ 21.68

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $12,524)	$ 1,865,081
Dividends-affiliated	172,602
Securities lending, net	709
Total income	2,038,392
Expenses
Manager (See Note 3)	2,010,105
Distribution/Service—Service Class (See Note 3)	46,826
Professional fees	44,034
Custodian	10,381
Trustees	6,907
Miscellaneous	10,236
Total expenses	2,128,489
Net investment income (loss)	(90,097)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(9,926,606)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	149,893,832
Net realized and unrealized gain (loss)	139,967,226
Net increase (decrease) in net assets resulting from operations	$139,877,129
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Wellington Growth Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (90,097)	$ (827,127)
Net realized gain (loss)	(9,926,606)	(58,896,810)
Net change in unrealized appreciation (depreciation)	149,893,832	(205,606,983)
Net increase (decrease) in net assets resulting from operations	139,877,129	(265,330,920)
Distributions to shareholders:
Initial Class	—	(171,459,297)
Service Class	—	(12,259,342)
Total distributions to shareholders	—	(183,718,639)
Capital share transactions:
Net proceeds from sales of shares	2,429,841	94,150,878
Net asset value of shares issued to shareholders in reinvestment of distributions	—	183,718,639
Cost of shares redeemed	(59,559,586)	(58,166,556)
Increase (decrease) in net assets derived from capital share transactions	(57,129,745)	219,702,961
Net increase (decrease) in net assets	82,747,384	(229,346,598)
Net Assets
Beginning of period	544,157,982	773,504,580
End of period	$626,905,366	$ 544,157,982
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 17.64	$ 40.09	$ 39.15	$ 32.64	$ 27.74	$ 30.87
Net investment income (loss) (a)	(0.00)‡	(0.03)	(0.12)	0.12	0.18	0.19
Net realized and unrealized gain (loss)	4.74	(13.45)	7.70	10.08	7.77	(1.10)
Total from investment operations	4.74	(13.48)	7.58	10.20	7.95	(0.91)
Less distributions:
From net investment income	—	—	(0.15)	(0.21)	(0.19)	(0.21)
From net realized gain on investments	—	(8.97)	(6.49)	(3.48)	(2.86)	(2.01)
Total distributions	—	(8.97)	(6.64)	(3.69)	(3.05)	(2.22)
Net asset value at end of period	$ 22.38	$ 17.64	$ 40.09	$ 39.15	$ 32.64	$ 27.74
Total investment return (b)	26.87%(c)	(33.17)%	19.75%	32.30%	30.01%	(4.24)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.01)%††	(0.12)%	(0.28)%	0.35%	0.56%	0.60%
Net expenses (d)	0.72%††	0.73%	0.72%	0.73%	0.72%	0.73%
Expenses (before waiver/reimbursement) (d)	0.72%††	0.73%	0.73%	0.73%	0.72%	0.73%
Portfolio turnover rate	17%	42%	48%	144%	156%	127%
Net assets at end of period (in 000's)	$ 586,279	$ 509,030	$ 716,521	$ 590,841	$ 652,081	$ 461,537

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Wellington Growth Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Service Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 17.11	$ 39.39	$ 38.57	$ 32.19	$ 27.38	$ 30.50
Net investment income (loss) (a)	(0.03)	(0.10)	(0.22)	0.04	0.10	0.11
Net realized and unrealized gain (loss)	4.60	(13.21)	7.57	9.93	7.66	(1.10)
Total from investment operations	4.57	(13.31)	7.35	9.97	7.76	(0.99)
Less distributions:
From net investment income	—	—	(0.04)	(0.11)	(0.09)	(0.12)
From net realized gain on investments	—	(8.97)	(6.49)	(3.48)	(2.86)	(2.01)
Total distributions	—	(8.97)	(6.53)	(3.59)	(2.95)	(2.13)
Net asset value at end of period	$ 21.68	$ 17.11	$ 39.39	$ 38.57	$ 32.19	$ 27.38
Total investment return (b)	26.71%(c)	(33.33)%	19.45%	31.97%	29.69%	(4.48)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.27)%††	(0.37)%	(0.53)%	0.11%	0.32%	0.35%
Net expenses (d)	0.97%††	0.98%	0.97%	0.98%	0.97%	0.98%
Expenses (before waiver/reimbursement) (d)	0.97%††	0.98%	0.98%	0.98%	0.97%	0.98%
Portfolio turnover rate	17%	42%	48%	144%	156%	127%
Net assets at end of period (in 000's)	$ 40,626	$ 35,128	$ 56,983	$ 57,351	$ 56,122	$ 51,674

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Wellington Growth Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a

18	MainStay VP Wellington Growth Portfolio

framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized
19

Notes to Financial Statements (Unaudited) (continued)
cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of

20	MainStay VP Wellington Growth Portfolio

Operations. As of June 30, 2023, the Portfolio did not have any portfolio securities on loan.
(H) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the six-month period ended June 30, 2023, the effective management fee rate was 0.69%.
During the six-month period ended June 30, 2023, New York Life Investments earned fees from the Portfolio in the amount of $2,010,105 and paid the Subadvisor fees of $830,943.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life
Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$541,464,850	$120,563,929	$(31,117,325)	$89,446,604
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $55,645,606, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$39,989	$15,657
21

Notes to Financial Statements (Unaudited) (continued)
During the year ended December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$ 50,614,417
Long-Term Capital Gains	133,104,222
Total	$183,718,639
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2023, purchases and sales of securities, other than short-term securities, were $101,190 and $145,617, respectively.
The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. During the six-month period ended June 30, 2023, such purchases were $815.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2023 and the year ended December 31, 2022, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	104,724	$ 1,998,036
Shares redeemed	(2,772,320)	(55,647,712)
Net increase (decrease)	(2,667,596)	$ (53,649,676)
Year ended December 31, 2022:
Shares sold	2,942,593	$ 91,387,732
Shares issued to shareholders in reinvestment of distributions	9,922,872	171,459,297
Shares redeemed	(1,875,302)	(52,233,565)
Net increase (decrease)	10,990,163	$210,613,464

Service Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	22,213	$ 431,805
Shares redeemed	(201,981)	(3,911,874)
Net increase (decrease)	(179,768)	$ (3,480,069)
Year ended December 31, 2022:
Shares sold	98,484	$ 2,763,146
Shares issued to shareholders in reinvestment of distributions	731,094	12,259,342
Shares redeemed	(222,717)	(5,932,991)
Net increase (decrease)	606,861	$ 9,089,497
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.

22	MainStay VP Wellington Growth Portfolio

Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Portfolio, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2023, events and transactions subsequent to June 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
23

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk. A Portfolio's liquidity risk is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The Board of Trustees of MainStay VP Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
24	MainStay VP Wellington Growth Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
25

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

2023 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5035084	MSVPCG10-08/23
(NYLIAC) NI513

MainStay VP Epoch U.S. Equity Yield Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended June 30, 2023. Markets reacted positively to several developments – easing inflationary pressures and softening monetary policy – the most prominent among them.
At the start of the reporting period, high levels of inflation had already begun to show signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.06% in June 2022, the annualized U.S. inflation rate as measured by the Consumer Price Index fell to 6.41% in January 2023, and to 2.97% in June 2023, according to the most recent figures. At the same time, the Fed increased the benchmark federal funds rate, from 4.25%–4.50% at the beginning of the reporting period, to 5.00%–5.25% as of June 30, 2023. While the Fed signaled that further rate increases were likely in 2023, the Fed also appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a negative note, rising interest rates contributed to the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry, and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the S&P 500® Index’s strongest sector, followed by consumer discretionary. However, the communications services, utilities and energy sectors lost substantial ground as value-oriented stocks fell out of favor and oil prices declined, with financials and health care shares dipping more mildly. While international markets rose, they generally trailed the U.S. market, with developed international markets outperforming their emerging markets counterparts.
Corporate bond prices trended moderately higher amid high volatility, bolstered by positive inflationary and interest rate trends in the United States while constrained by banking industry turmoil. After years of low yields and tight credit spreads, the sector benefited from more attractive valuations and income opportunities. Markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. Long-term rates remained lower than short-term rates throughout the reporting period, a yield curve inversion that reminded investors of the uncertainties implicit in the current economic environment. U.S. Treasury bonds provided more modest gains, with the positive impact of declining inflation largely balanced by the negative impact of high consumer prices.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the long-term focus, unique perspectives and commitment to client service you expect.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	5/1/1998	2.34%	8.92%	8.09%	8.04%	0.71%
Service Class Shares	6/5/2003	2.21	8.64	7.82	7.77	0.96

1.	Effective January 9, 2017, the Portfolio replaced its subadvisor and modified its principal investment as of March 13, 2017. The past performance in the graph and table prior to those dates reflects the Portfolio’s prior subadvisor and principal investment strategies.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 1000® Value Index[2]	5.12%	11.54%	8.11%	9.22%
U.S. Equity Yield Composite Index[3]	1.63	6.19	7.46	9.48
Morningstar Large Value Category Average[4]	4.55	10.83	8.12	9.11

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Portfolio has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.
3.	The Portfolio has selected the U.S. Equity Yield Composite Index as its secondary benchmark. The U.S. Equity Yield Composite Index consists of the MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large and mid-cap stocks. The MSCI USA High Dividend Yield Index is designed to reflect the performance of equities in the MSCI USA Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The MSCI USA Minimum Volatility (USD) Index is calculated by optimizing the MSCI USA Index in USD for the lowest absolute risk (within a given set of constraints).
4.	The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Epoch U.S. Equity Yield Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,023.40	$3.41	$1,021.42	$3.41	0.68%
Service Class Shares	$1,000.00	$1,022.10	$4.66	$1,020.18	$4.66	0.93%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Epoch U.S. Equity Yield Portfolio

Industry Composition as of June 30, 2023 (Unaudited)
Banks	7.6%
Pharmaceuticals	7.5
Electric Utilities	6.3
Semiconductors & Semiconductor Equipment	6.2
Chemicals	5.5
Insurance	5.4
Oil, Gas & Consumable Fuels	5.4
Electrical Equipment	3.6
Health Care Providers & Services	3.1
Aerospace & Defense	3.0
Beverages	2.6
Technology Hardware, Storage & Peripherals	2.5
Biotechnology	2.4
Media	2.4
Household Products	2.4
Specialized REITs	2.3
Capital Markets	2.3
Multi–Utilities	2.3
Hotels, Restaurants & Leisure	2.2
Machinery	1.9
Software	1.8
Diversified Telecommunication Services	1.8
Tobacco	1.8%
Consumer Staples Distribution & Retail	1.7
Health Care Equipment & Supplies	1.5
Communications Equipment	1.4
Commercial Services & Supplies	1.2
Leisure Products	1.2
Industrial Conglomerates	1.1
Professional Services	1.1
IT Services	1.1
Air Freight & Logistics	1.0
Specialty Retail	1.0
Trading Companies & Distributors	1.0
Health Care REITs	0.7
Industrial REITs	0.6
Diversified REITs	0.6
Retail REITs	0.5
Containers & Packaging	0.5
Household Durables	0.5
Short–Term Investment	0.6
Other Assets, Less Liabilities	0.4
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2023 (excluding short-term investments) (Unaudited)
1.	JPMorgan Chase & Co.
2.	Broadcom, Inc.
3.	Eli Lilly & Co.
4.	Merck & Co., Inc.
5.	UnitedHealth Group, Inc.
6.	Chevron Corp.
7.	Cummins, Inc.
8.	Johnson & Johnson
9.	Microsoft Corp.
10.	Analog Devices, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Michael A. Welhoelter, CFA, William W. Priest, CFA, John M. Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Portfolio’s Subadvisor.
How did MainStay VP Epoch U.S. Equity Yield Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP Epoch U.S. Equity Yield Portfolio returned 2.34% for Initial Class shares and 2.21% for Service Class shares. Over the same period, both share classes underperformed the 5.12% return of the Russell 1000® Value Index (the "Index"), which is the Portfolio’s primary benchmark, and outperformed the 1.63% return of the U.S. Equity Yield Composite Index, which is the Portfolio’s secondary benchmark. For the six months ended June 30, 2023, both share classes underperformed the 4.55% return of the Morningstar Large Value Category Average.1
During the reporting period, were there any market events that materially impacted the Portfolio’s performance?
The reporting period started with a steep rally, prompted by disinflation and a perceived rising likelihood of an economic soft landing, in which rising interest rates implemented by the U.S. Federal Reserve (“Fed”) bring inflation under control without causing a steep economic recession. Higher-than-expected January Producer Price Index (PPI) numbers and an upward reassessment of peak-rate expectations cooled sentiment in February, reversing the bull run. The end of the quarter was defined by the failure of Silicon Valley Bank and Signature Bank, and subsequent intense scrutiny of regional banking peers. The banking crisis served to magnify focus on the path forward for Fed monetary policy, calling into question the need for continued aggressive tightening. Through a difficult first quarter for dividend paying stocks, the Portfolio posted a negative return, underperforming the Russell 1000® Value Index. U.S. equities rose as the year progressed, although the banking turmoil from March spilled into the second quarter when First Republic became the third U.S. bank failure of the year. Although Fed officials accompanied their decision to pause rate hiking in June with hawkish rhetoric, stocks rallied significantly as markets continued to price in a closer end to the hiking cycle than policy makers implied. The Portfolio produced a positive return for the second quarter but lagged the Index.
What factors affected the Portfolio’s relative performance during the reporting period?
From a factor perspective, the Portfolio’s performance relative to the Russell 1000® Value Index suffered as a result of negative exposure to market sensitivity and positive exposure to dividend yield. The Portfolio’s relative returns were further undermined by disappointing stock selection and an underweight allocation in communication services, which was the best-performing sector in the Index. Stock selection in financials and industrials also detracted from relative returns. On a positive note, relative performance benefited from strong stock selection and overweight positioning in information technology, one of the best performing sectors in the Index.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
During the reporting period, the strongest positive sector contribution to the Portfolio’s performance relative to the Russell 1000® Value Index came from information technology, driven by favorable stock selection and an overweight allocation. (Contributions take weightings and total returns into account.) Conversely, communication services provided the weakest contribution to the Portfolio’s relative performance, due to a mix of underweight allocation and disappointing stock selection. The financials sector was the next most significant detractor, as a result of stock selection. Industrials also undermined relative returns, due to stock selection.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The strongest positive contributions to the Portfolio’s absolute performance came from positions in semiconductor maker Broadcom, productivity software company Microsoft and pharmaceutical developer Eli Lilly.
Broadcom designs and manufactures digital and analog semiconductors focused on connectivity. The company also develops and maintains software for mainframe applications. Shares outperformed on continued support and backlog for enterprise network upgrades. Additionally, the stock benefited from growing expectations regarding necessary investment in artificial intelligence (AI)-related networking, particularly involving generative AI used to create new content. Broadcom returns cash to shareholders via an attractive dividend, with a target of paying out 50% of free cash flow. The balance of cash generation is used to fund debt reduction, share repurchases and/or accretive mergers and acquisitions.
Microsoft shares rose as a result of the company’s strong position in generative AI. The company's investment and integration of ChatGPT across its product portfolio has the potential to both increase its addressable markets and take market share from its competitors. Management is dedicated to shareholder returns through continued improvements to its dividend and share repurchase plans.
Eli Lilly discovers, develops and commercializes medicines in large, growing and defensive therapeutic areas with high unmet

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Epoch U.S. Equity Yield Portfolio

needs. Shares continued to trade higher on enthusiasm for Lilly's newest blockbuster diabetes drug, Mounjaro, which was expected to receive FDA clearance for the treatment of obesity later in 2023. Market expectations rose for the commercial potential of the drug class, which Lilly and competitor Novo Nordisk seemed set to dominate following news in June that Pfizer discontinued development of one of their experimental anti-obesity drugs due to safety concerns. Lilly's shares got a further lift at the end of June from its presentation at the annual conference for the American Diabetes Association; during which the company disclosed encouraging Phase 2 data for a potential new weight loss drug, retatrutide, which may prove superior to Mounjaro. Finally, positive Phase 3 results for the company’s Alzheimer's treatment, donanemab, raised the prospect of yet another drug in the company’s arsenal with multi-billion-dollar potential. Eli Lilly returns cash to owners through a growing dividend and regular share repurchases. The dividend is targeted to grow in line with earnings and is well covered by free cash flow.
The most significant detractors from the Portfolio’s absolute returns included regional banks KeyCorp and U.S. Bancorp, and insurer MetLife.
KeyCorp maintains branches in 15 states in the Northeast, Midwest and Northwest United States. Although the company has a valuable, low-cost deposit franchise, we believe the slower repricing of KeyCorp’s securities portfolio relative to peers limits the near-term ability for earnings to inflect higher with interest rates. As higher capital standards for the industry are expected to be imposed by regulators, we anticipate that KeyCorp will need to build equity by retaining a greater proportion of earnings, holding dividends flat and deferring share repurchases for several years. We sold the Portfolio’s position to reallocate funds toward other companies in the sector that offer better potential for capital returns over the medium term.
U.S. Bancorp serves retail and commercial customers throughout the Midwest and Western United States. Shares traded down during the reporting period as the banking crisis, mentioned above, caused a crisis of confidence that reverberated through the financial services sector. Although the crisis may result in higher near-term funding costs and increased retained capital levels for the industry, we believe U.S. Bancorp's low-cost deposit franchise will continue to generate strong earnings power and support attractive, growing dividends. We also expect the company to direct excess capital toward share buybacks during normal economic conditions.
MetLife serves retail and commercial customers globally with a comprehensive offering of insurance products, including life, disability, accident & health, dental and annuities. In addition, the company maintains a significant presence in Asia, Latin America, Europe, the Middle East and Africa. Shares traded down during the reporting period as the regional banking crisis reverberated through the financial services sector. Initial fears related to the stability of deposit funding evolved to include the potential for credit losses in office-related commercial real estate loans. Although MetLife has office loans among its investment holdings, these assets have strong current performance with high debt service coverage and low loan-to-value ratios. Furthermore, MetLife maintains a well-diversified investment portfolio, which allows the company to absorb potential credit stress in any single asset class. MetLife has a strong regulatory capital position, pays an attractive and growing dividend and consistently uses excess capital to repurchase shares. Late in the reporting period, the company announced an increase to its share repurchase program.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio initiated multiple positions during the reporting period, including Bristol-Myers Squibb and Williams Companies. U.S.-based global pharmaceutical company Bristol-Myers has a broad portfolio of patent-protected drugs across multiple therapeutic areas. The company’s in-market blockbuster drugs include oral anti-coagulant Eliquis, cancer drugs Opdivo and Yervoy, and immunology drug Orencia. In addition, the company's "new products portfolio" includes several recently approved drugs that are rapidly gaining market share. Bristol-Myers pays an attractive, well-covered and growing dividend and has historically supplemented dividend payments with regular share repurchases. Following the company’s 2019 acquisition of Celgene, debt reduction took precedence over share buybacks, but with debt now substantially reduced, the company is expected to resume share repurchase activity later in 2023. Midstream energy company Williams provides natural gas gathering, processing, transportation and storage services; natural gas liquid (NGL) fractionation, transportation and storage services; and marketing services to customers in North America. The company generates stable and strong cash flow from largely fee-based contracts. A pipeline of attractive new projects drives cash flow growth, which could be boosted by bolt-on acquisitions. Williams rewards its shareholders with an attractive and growing dividend.
The most notable positions closed during the reporting period included KeyCorp, described above, and midstream energy company Magellan Midstream Partners. Magellan transports, distributes and stores refined petroleum products and crude oil. The company has an attractive asset footprint and a strong balance sheet, without burdensome incentive distribution rights. Shares outperformed after the company’s midstream peer ONEOK announced the acquisition of Magellan at an attractive valuation. We sold the position to fund other shareholder yield investments.
How did the Portfolio’s sector weightings change during the reporting period?
The Portfolio's most significant sector allocation changes during the reporting period included increases in industrials and
9

information technology, and decreases in financials and energy. The Portfolio’s sector allocations are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2023, the Portfolio held its most overweight allocations relative to the Russell 1000® Value Index in the information technology and utilities sectors. The Portfolio's most underweight allocations were in the financials and energy sectors. These positions resulted from individual stock selections rather than top-down macroeconomic views.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Epoch U.S. Equity Yield Portfolio

Portfolio of Investments June 30, 2023†^(Unaudited)
	Shares	Value
Common Stocks 99.0%
Aerospace & Defense 3.0%
General Dynamics Corp.	40,768	$ 8,771,235
Lockheed Martin Corp.	19,511	8,982,474
Raytheon Technologies Corp.	98,961	9,694,220
		27,447,929
Air Freight & Logistics 1.0%
United Parcel Service, Inc., Class B	52,850	9,473,362
Banks 7.6%
Bank of America Corp.	566,989	16,266,914
Columbia Banking System, Inc.	309,809	6,282,927
JPMorgan Chase & Co.	149,217	21,702,121
PNC Financial Services Group, Inc. (The)	44,999	5,667,624
Regions Financial Corp.	296,002	5,274,756
Truist Financial Corp.	158,272	4,803,555
U.S. Bancorp	305,729	10,101,286
		70,099,183
Beverages 2.6%
Coca-Cola Co. (The)	127,624	7,685,517
Coca-Cola Europacific Partners plc	146,248	9,422,759
PepsiCo, Inc.	39,230	7,266,180
		24,374,456
Biotechnology 2.4%
AbbVie, Inc.	121,881	16,421,027
Amgen, Inc.	26,447	5,871,763
		22,292,790
Capital Markets 2.3%
BlackRock, Inc.	13,495	9,326,935
CME Group, Inc.	33,425	6,193,318
Lazard Ltd., Class A	185,590	5,938,880
		21,459,133
Chemicals 5.5%
Air Products and Chemicals, Inc.	26,536	7,948,328
Dow, Inc.	133,848	7,128,745
International Flavors & Fragrances, Inc.	63,193	5,029,531
Linde plc	30,943	11,791,758
LyondellBasell Industries NV, Class A	72,509	6,658,502
Nutrien Ltd.	85,801	5,066,549
PPG Industries, Inc.	46,584	6,908,407
		50,531,820
Commercial Services & Supplies 1.2%
Republic Services, Inc.	33,817	5,179,750
	Shares	Value

Commercial Services & Supplies (continued)
Waste Management, Inc.	32,510	$ 5,637,884
		10,817,634
Communications Equipment 1.4%
Cisco Systems, Inc.	251,790	13,027,615
Consumer Staples Distribution & Retail 1.7%
Walmart, Inc.	98,425	15,470,441
Containers & Packaging 0.5%
Amcor plc	491,332	4,903,493
Diversified REITs 0.6%
WP Carey, Inc.	83,139	5,616,871
Diversified Telecommunication Services 1.8%
AT&T, Inc.	434,358	6,928,010
Verizon Communications, Inc.	255,698	9,509,409
		16,437,419
Electric Utilities 6.3%
Alliant Energy Corp.	87,883	4,612,100
American Electric Power Co., Inc.	162,286	13,664,481
Duke Energy Corp.	50,496	4,531,511
Entergy Corp.	79,227	7,714,333
Evergy, Inc.	115,579	6,752,125
Eversource Energy	70,420	4,994,187
NextEra Energy, Inc.	146,638	10,880,540
Pinnacle West Capital Corp.	67,703	5,515,086
		58,664,363
Electrical Equipment 3.6%
Eaton Corp. plc	63,224	12,714,346
Emerson Electric Co.	135,958	12,289,244
Hubbell, Inc.	25,120	8,328,787
		33,332,377
Health Care Equipment & Supplies 1.5%
Medtronic plc	162,092	14,280,304
Health Care Providers & Services 3.1%
CVS Health Corp.	158,144	10,932,495
UnitedHealth Group, Inc.	36,606	17,594,308
		28,526,803
Health Care REITs 0.7%
Welltower, Inc.	76,855	6,216,801

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure 2.2%
McDonald's Corp.	37,842	$ 11,292,431
Vail Resorts, Inc.	36,971	9,307,819
		20,600,250
Household Durables 0.5%
Leggett & Platt, Inc.	148,983	4,412,876
Household Products 2.4%
Colgate-Palmolive Co.	79,831	6,150,180
Kimberly-Clark Corp.	38,423	5,304,680
Procter & Gamble Co. (The)	70,576	10,709,202
		22,164,062
Industrial Conglomerates 1.1%
Honeywell International, Inc.	50,174	10,411,105
Industrial REITs 0.6%
Prologis, Inc.	47,285	5,798,560
Insurance 5.4%
Arthur J. Gallagher & Co.	53,134	11,666,632
Marsh & McLennan Cos., Inc.	52,255	9,828,120
MetLife, Inc.	275,741	15,587,639
Travelers Cos., Inc. (The)	75,936	13,187,046
		50,269,437
IT Services 1.1%
International Business Machines Corp.	76,156	10,190,434
Leisure Products 1.2%
Hasbro, Inc.	166,411	10,778,440
Machinery 1.9%
Cummins, Inc.	70,942	17,392,141
Media 2.4%
Comcast Corp., Class A	343,603	14,276,705
Omnicom Group, Inc.	82,953	7,892,978
		22,169,683
Multi-Utilities 2.3%
Ameren Corp.	64,100	5,235,047
CMS Energy Corp.	75,062	4,409,893
NiSource, Inc.	226,944	6,206,918
	Shares	Value

Multi-Utilities (continued)
WEC Energy Group, Inc.	56,037	$ 4,944,705
		20,796,563
Oil, Gas & Consumable Fuels 5.4%
Chevron Corp.	111,047	17,473,245
Enterprise Products Partners LP	417,608	11,003,971
MPLX LP	286,255	9,715,495
TotalEnergies SE, Sponsored ADR	105,701	6,092,606
Williams Cos., Inc. (The)	164,175	5,357,030
		49,642,347
Pharmaceuticals 7.5%
Bristol-Myers Squibb Co.	103,577	6,623,749
Eli Lilly & Co.	39,326	18,443,107
Johnson & Johnson	104,504	17,297,502
Merck & Co., Inc.	156,684	18,079,767
Pfizer, Inc.	244,948	8,984,693
		69,428,818
Professional Services 1.1%
Automatic Data Processing, Inc.	23,562	5,178,692
Paychex, Inc.	45,194	5,055,853
		10,234,545
Retail REITs 0.5%
Realty Income Corp.	84,007	5,022,778
Semiconductors & Semiconductor Equipment 6.2%
Analog Devices, Inc.	84,679	16,496,316
Broadcom, Inc.	24,916	21,612,886
KLA Corp.	24,721	11,990,179
Texas Instruments, Inc.	41,831	7,530,417
		57,629,798
Software 1.8%
Microsoft Corp.	49,000	16,686,460
Specialized REITs 2.3%
American Tower Corp.	24,119	4,677,639
Iron Mountain, Inc.	206,746	11,747,308
VICI Properties, Inc.	162,835	5,117,904
		21,542,851
Specialty Retail 1.0%
Home Depot, Inc. (The)	29,342	9,114,799
Technology Hardware, Storage & Peripherals 2.5%
Apple, Inc.	42,424	8,228,983
Dell Technologies, Inc., Class C	130,511	7,061,950

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Epoch U.S. Equity Yield Portfolio

	Shares	Value
Common Stocks (continued)
Technology Hardware, Storage & Peripherals (continued)
NetApp, Inc.	98,036	$ 7,489,951
		22,780,884
Tobacco 1.8%
British American Tobacco plc, Sponsored ADR	146,953	4,878,840
Philip Morris International, Inc.	118,075	11,526,481
		16,405,321
Trading Companies & Distributors 1.0%
MSC Industrial Direct Co., Inc., Class A	92,043	8,769,857
Total Common Stocks (Cost $762,197,600)		915,214,803
Short-Term Investment 0.6%
Affiliated Investment Company 0.6%
MainStay U.S. Government Liquidity Fund, 5.06% (a)	5,252,499	5,252,499
Total Short-Term Investment (Cost $5,252,499)		5,252,499
Total Investments (Cost $767,450,099)	99.6%	920,467,302
Other Assets, Less Liabilities	0.4	3,599,965
Net Assets	100.0%	$ 924,067,267

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Current yield as of June 30, 2023.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 7,380	$ 92,766	$ (94,894)	$ —	$ —	$ 5,252	$ 284	$ —	5,252
Abbreviation(s):
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 915,214,803	$ —	$ —	$ 915,214,803
Short-Term Investment
Affiliated Investment Company	5,252,499	—	—	5,252,499
Total Investments in Securities	$ 920,467,302	$ —	$ —	$ 920,467,302

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Epoch U.S. Equity Yield Portfolio

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $762,197,600)	$915,214,803
Investment in affiliated investment companies, at value (identified cost $5,252,499)	5,252,499
Receivables:
Portfolio shares sold	3,121,937
Dividends	1,432,663
Other assets	8,729
Total assets	925,030,631
Liabilities
Due to custodian	15,514
Payables:
Manager (See Note 3)	485,696
Portfolio shares redeemed	327,781
NYLIFE Distributors (See Note 3)	79,556
Professional fees	32,975
Shareholder communication	9,883
Custodian	6,379
Accrued expenses	5,580
Total liabilities	963,364
Net assets	$924,067,267
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 54,002
Additional paid-in-capital	658,249,368
658,303,370
Total distributable earnings (loss)	265,763,897
Net assets	$924,067,267
Initial Class
Net assets applicable to outstanding shares	$531,534,527
Shares of beneficial interest outstanding	30,832,089
Net asset value per share outstanding	$ 17.24
Service Class
Net assets applicable to outstanding shares	$392,532,740
Shares of beneficial interest outstanding	23,170,295
Net asset value per share outstanding	$ 16.94

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $164,248)	$ 14,609,251
Dividends-affiliated	283,938
Securities lending, net	5,808
Total income	14,898,997
Expenses
Manager (See Note 3)	3,174,816
Distribution/Service—Service Class (See Note 3)	491,486
Professional fees	59,614
Shareholder communication	12,261
Trustees	11,334
Custodian	10,674
Miscellaneous	13,073
Total expenses before waiver/reimbursement	3,773,258
Expense waiver/reimbursement from Manager (See Note 3)	(156,542)
Net expenses	3,616,716
Net investment income (loss)	11,282,281
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	26,736,919
Foreign currency transactions	(128)
Net realized gain (loss)	26,736,791
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(17,559,772)
Net realized and unrealized gain (loss)	9,177,019
Net increase (decrease) in net assets resulting from operations	$ 20,459,300
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Epoch U.S. Equity Yield Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 11,282,281	$ 20,017,367
Net realized gain (loss)	26,736,791	59,959,200
Net change in unrealized appreciation (depreciation)	(17,559,772)	(109,365,957)
Net increase (decrease) in net assets resulting from operations	20,459,300	(29,389,390)
Distributions to shareholders:
Initial Class	—	(24,054,585)
Service Class	—	(17,626,723)
Total distributions to shareholders	—	(41,681,308)
Capital share transactions:
Net proceeds from sales of shares	42,518,029	75,116,545
Net asset value of shares issued to shareholders in reinvestment of distributions	—	41,681,308
Cost of shares redeemed	(88,756,849)	(198,345,383)
Increase (decrease) in net assets derived from capital share transactions	(46,238,820)	(81,547,530)
Net increase (decrease) in net assets	(25,779,520)	(152,618,228)
Net Assets
Beginning of period	949,846,787	1,102,465,015
End of period	$924,067,267	$ 949,846,787
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 16.85	$ 18.15	$ 15.13	$ 16.12	$ 14.01	$ 16.15
Net investment income (loss) (a)	0.21	0.37	0.34	0.35	0.38	0.39
Net realized and unrealized gain (loss)	0.18	(0.90)	3.09	(0.41)	2.92	(1.12)
Total from investment operations	0.39	(0.53)	3.43	(0.06)	3.30	(0.73)
Less distributions:
From net investment income	—	(0.37)	(0.41)	(0.41)	(0.52)	(0.35)
From net realized gain on investments	—	(0.40)	—	(0.52)	(0.67)	(1.06)
Total distributions	—	(0.77)	(0.41)	(0.93)	(1.19)	(1.41)
Net asset value at end of period	$ 17.24	$ 16.85	$ 18.15	$ 15.13	$ 16.12	$ 14.01
Total investment return (b)	2.31%(c)	(2.50)%	22.89%	0.03%	24.18%	(5.23)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.56%††	2.13%	2.02%	2.47%	2.43%	2.49%
Net expenses (d)	0.68%††	0.68%	0.68%	0.68%	0.68%	0.68%
Expenses (before waiver/reimbursement) (d)	0.71%††	0.71%	0.72%	0.73%	0.72%	0.71%
Portfolio turnover rate	12%	19%	20%	26%	22%	25%
Net assets at end of period (in 000's)	$ 531,535	$ 539,762	$ 640,585	$ 495,193	$ 591,185	$ 548,881

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Epoch U.S. Equity Yield Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Service Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 16.57	$ 17.86	$ 14.90	$ 15.89	$ 13.81	$ 15.94
Net investment income (loss) (a)	0.19	0.32	0.29	0.31	0.34	0.35
Net realized and unrealized gain (loss)	0.18	(0.88)	3.05	(0.42)	2.88	(1.12)
Total from investment operations	0.37	(0.56)	3.34	(0.11)	3.22	(0.77)
Less distributions:
From net investment income	—	(0.33)	(0.38)	(0.36)	(0.47)	(0.30)
From net realized gain on investments	—	(0.40)	—	(0.52)	(0.67)	(1.06)
Total distributions	—	(0.73)	(0.38)	(0.88)	(1.14)	(1.36)
Net asset value at end of period	$ 16.94	$ 16.57	$ 17.86	$ 14.90	$ 15.89	$ 13.81
Total investment return (b)	2.23%(c)	(2.74)%	22.58%	(0.22)%	23.87%	(5.46)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.31%††	1.89%	1.77%	2.21%	2.18%	2.23%
Net expenses (d)	0.93%††	0.93%	0.93%	0.93%	0.93%	0.93%
Expenses (before waiver/reimbursement) (d)	0.96%††	0.96%	0.97%	0.98%	0.97%	0.96%
Portfolio turnover rate	12%	19%	20%	26%	22%	25%
Net assets at end of period (in 000's)	$ 392,533	$ 410,085	$ 461,880	$ 422,053	$ 460,793	$ 431,635

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Epoch U.S. Equity Yield Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 1998
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek current income and capital appreciation.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a

20	MainStay VP Epoch U.S. Equity Yield Portfolio

framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized
21

Notes to Financial Statements (Unaudited) (continued)
cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities

22	MainStay VP Epoch U.S. Equity Yield Portfolio

and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2023, the Portfolio did not have any portfolio securities on loan.
(I) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.70% up to $500 million; 0.68% from $500 million to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% in excess of $2 billion. During the six-month period ended June 30, 2023, the effective management fee rate was 0.69% (exclusive of any applicable waivers/reimbursements).
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.93% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement to Initial Class shares. This agreement will remain in effect until May 1, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended June 30, 2023, New York Life Investments earned fees from the Portfolio in the amount of $3,174,816 and waived fees and/or reimbursed expenses in the amount of $156,542 and paid the Subadvisor fees of $1,509,137.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in
23

Notes to Financial Statements (Unaudited) (continued)
accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$773,266,018	$181,646,170	$(34,444,886)	$147,201,284
During the year ended December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$19,553,373
Long-Term Capital Gains	22,127,935
Total	$41,681,308
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2023, purchases and sales of securities, other than short-term securities, were $110,679 and $145,841, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2023 and the year ended December 31, 2022, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	1,454,287	$ 24,463,815
Shares redeemed	(2,664,549)	(44,663,107)
Net increase (decrease)	(1,210,262)	$ (20,199,292)
Year ended December 31, 2022:
Shares sold	1,806,350	$ 31,122,708
Shares issued to shareholders in reinvestment of distributions	1,580,024	24,054,585
Shares redeemed	(6,640,134)	(115,275,069)
Net increase (decrease)	(3,253,760)	$ (60,097,776)

24	MainStay VP Epoch U.S. Equity Yield Portfolio

Service Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	1,096,835	$ 18,054,214
Shares redeemed	(2,668,947)	(44,093,742)
Net increase (decrease)	(1,572,112)	$ (26,039,528)
Year ended December 31, 2022:
Shares sold	2,619,444	$ 43,993,837
Shares issued to shareholders in reinvestment of distributions	1,176,110	17,626,723
Shares redeemed	(4,908,892)	(83,070,314)
Net increase (decrease)	(1,113,338)	$ (21,449,754)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Portfolio, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2023, events and transactions subsequent to June 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
25

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk. A Portfolio's liquidity risk is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The Board of Trustees of MainStay VP Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
26	MainStay VP Epoch U.S. Equity Yield Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
27

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

2023 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5034698	MSVPEUE10-08/23
(NYLIAC) NI521

MainStay VP American Century Sustainable Equity Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended June 30, 2023. Markets reacted positively to several developments – easing inflationary pressures and softening monetary policy – the most prominent among them.
At the start of the reporting period, high levels of inflation had already begun to show signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.06% in June 2022, the annualized U.S. inflation rate as measured by the Consumer Price Index fell to 6.41% in January 2023, and to 2.97% in June 2023, according to the most recent figures. At the same time, the Fed increased the benchmark federal funds rate, from 4.25%–4.50% at the beginning of the reporting period, to 5.00%–5.25% as of June 30, 2023. While the Fed signaled that further rate increases were likely in 2023, the Fed also appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a negative note, rising interest rates contributed to the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry, and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the S&P 500® Index’s strongest sector, followed by consumer discretionary. However, the communications services, utilities and energy sectors lost substantial ground as value-oriented stocks fell out of favor and oil prices declined, with financials and health care shares dipping more mildly. While international markets rose, they generally trailed the U.S. market, with developed international markets outperforming their emerging markets counterparts.
Corporate bond prices trended moderately higher amid high volatility, bolstered by positive inflationary and interest rate trends in the United States while constrained by banking industry turmoil. After years of low yields and tight credit spreads, the sector benefited from more attractive valuations and income opportunities. Markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. Long-term rates remained lower than short-term rates throughout the reporting period, a yield curve inversion that reminded investors of the uncertainties implicit in the current economic environment. U.S. Treasury bonds provided more modest gains, with the positive impact of declining inflation largely balanced by the negative impact of high consumer prices.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the long-term focus, unique perspectives and commitment to client service you expect.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	2/17/2012	14.99%	19.77%	9.12%	9.32%	0.67%
Service Class Shares	2/17/2012	14.85	19.47	8.85	9.04	0.92

1.	Effective May 1, 2022, the Portfolio replaced its subadvisor, changed its investment objective and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisor and principal investment strategies.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P 500® Index[2]	16.89%	19.59%	12.31%	12.86%
Morningstar Large Value Category Average[3]	4.55	10.83	8.12	9.11

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The S&P 500® Index is the Portfolio's primary broad-based securities market index for comparison purposes. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP American Century Sustainable Equity Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,149.90	$3.57	$1,021.47	$3.36	0.67%
Service Class Shares	$1,000.00	$1,148.50	$4.90	$1,020.23	$4.61	0.92%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP American Century Sustainable Equity Portfolio

Industry Composition as of June 30, 2023 (Unaudited)
Software	10.8%
Semiconductors & Semiconductor Equipment	7.4
Interactive Media & Services	5.9
Technology Hardware, Storage & Peripherals	5.3
Capital Markets	4.5
Health Care Providers & Services	4.4
Pharmaceuticals	4.0
Specialty Retail	3.0
Financial Services	3.0
Consumer Staples Distribution & Retail	3.0
Banks	2.9
Oil, Gas & Consumable Fuels	2.6
Life Sciences Tools & Services	2.6
Broadline Retail	2.5
Chemicals	2.4
Machinery	2.3
Insurance	2.2
Biotechnology	2.1
IT Services	1.9
Electric Utilities	1.8
Electronic Equipment, Instruments & Components	1.7
Industrial REITs	1.7
Building Products	1.6
Beverages	1.6
Household Products	1.4%
Energy Equipment & Services	1.2
Entertainment	1.2
Communications Equipment	1.2
Automobiles	1.2
Diversified Telecommunication Services	1.2
Hotels, Restaurants & Leisure	1.1
Ground Transportation	1.1
Aerospace & Defense	1.1
Electrical Equipment	1.1
Air Freight & Logistics	0.9
Industrial Conglomerates	0.9
Food Products	0.8
Automobile Components	0.8
Textiles, Apparel & Luxury Goods	0.7
Distributors	0.6
Specialized REITs	0.6
Consumer Finance	0.6
Health Care Equipment & Supplies	0.5
Containers & Packaging	0.5
Short–Term Investments	0.2
Other Assets, Less Liabilities	–0.1
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2023 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Apple, Inc.
3.	Alphabet, Inc., Class A
4.	NVIDIA Corp.
5.	Amazon.com, Inc.
6.	UnitedHealth Group, Inc.
7.	NextEra Energy, Inc.
8.	Visa, Inc., Class A
9.	Prologis, Inc.
10.	Meta Platforms, Inc., Class A

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Justin M. Brown, CFA, Joseph Reiland, CFA, and Robert J. Bove of American Century Management, Inc. (“American Century”), the Portfolio’s Subadvisor.
How did MainStay VP American Century Sustainable Equity Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP American Century Sustainable Equity Portfolio returned 14.99% for Initial Class shares and 14.85% for Service Class shares. Over the same period, both share classes underperformed the 16.89% return of the S&P 500® Index, which is the Portfolio’s primary benchmark. For the six months ended June 30, 2023, both share classes outperformed the 4.55% return of the Morningstar Large Value Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The managers construct the Portfolio to intentionally acquire stock-specific risk aligned with their financial and sustainability research, while minimizing relative exposures related to sectors and common factor risks, such as market-cap size, volatility and momentum. As a result of this approach, the Portfolio's performance relative its benchmark is driven by individual security selection decisions. During the reporting period, the Portfolio underperformed the S&P 500® Index primarily due to stock selection.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
The financials sector made the strongest positive contribution to the Portfolio’s performance relative to the S&P 500® Index as a result of stock selection. (Contributions take weightings and total returns into account.)  Stock selection in the materials sector and an underweight allocation to utilities also contributed positively.
The health care, communications services and consumer discretionary sectors detracted most significantly from relative performance, primarily due to stock selection.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
Top contributors to the Portfolio’s absolute performance during the reporting period included software company Microsoft, semiconductor company NVIDIA and consumer electronics firm Apple.
Strong performance of its business segment and better expense management drove Microsoft’s solid earnings. Microsoft shares also benefited from the company’s strong position in artificial intelligence (AI), having taken an ownership stake in AI research firm OpenAI (ChatGPT’s parent), which is doing all of its model training on Microsoft’s cloud-computing system, Azure. NVIDIA beat quarterly expectations and raised forward guidance due to demand for its graphics processing unit products for generative AI. Apple’s profitability remained solid as a result of the company’s favorable product mix and superior execution. Sentiment for Apple improved following its developers’ presentation and the announcement of its new virtual reality headset, leading to outperformance. Although Apple was a top absolute contributor, the Portfolio maintained an underweight position on expectations of slower growth ahead, and given more attractive investment opportunities elsewhere in the technology sector.
Major detractors from absolute performance included managed care company Cigna Group, diversified health services company CVS Health and oil company ConocoPhillips.
Headwinds in the managed care industry and increased congressional scrutiny of pharmacy benefit managers weighed on shares of Cigna, which has the highest mix of pharmacy benefit management earnings among publicly traded managed care companies. CVS beat revenue and earnings expectations in the most recent quarter and reaffirmed guidance for all of 2023. Nevertheless, the stock lost ground as investors worried about potential drug pricing legislation, which could affect CVS’ pharmacy benefit management business. ConocoPhillips fell along with the energy sector, which underperformed when concerns about global economic growth and oil demand led to a decline in the price of oil.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio initiated a position in oil & gas exploration & production company EOG Resources to provide better balance among energy sector holdings. EOG has established a solid financial position by focusing on low-cost production. The EOG holding provided the Portfolio with exposure to carbon capture technologies, broadening environmental leadership exposures in the sector. The Portfolio also initiated a position in Meta Platforms, Facebook’s parent, after the stock sold off on concerns regarding the company’s aggressive spending in its metaverse business. Meta is now rapidly cutting expenses. We believe headwinds from Apple’s privacy change and TikTok competition are starting to abate.
During the same period, we eliminated the Portfolio’s position in communications-related real estate investment trust (REIT) SBA Communications, since we believe communications tower REITs are likely to experience depressed growth for the next two to three years following initial investments in 5G. We sold the Portfolio’s small position in egg and farm products provider Vital Farms to fund opportunities that better align with the Portfolio's investment strategy.

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP American Century Sustainable Equity Portfolio

How did the Portfolio’s sector weightings change during the reporting period?
The Portfolio’s information technology weighting decreased, largely due to changes in the underlying benchmark. Nevertheless, as of the end of the reporting period, the Portfolio continues to hold slightly overweight information technology exposure relative to the S&P 500® Index. Our process focuses on companies we characterize as ESG leaders with improving business fundamentals. At present, we see attractive investment opportunities in the electronic equipment, instruments and components industry. We also favor select companies in IT services. The Portfolio’s communication services allocation increased to near Index weight, primarily due to the addition of Meta Platforms, mentioned above. The Portfolio’s financials exposure shifted from slightly underweight to slightly overweight, driven by an increased allocation to the capital markets and insurance industries. The Portfolio’s consumer discretionary underweight widened as exposure to broadline retailers decreased, reflecting our concerns about slowing consumer spending on goods.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2023, the Portfolio held its largest position relative to the S&P 500® Index in the financials sector, led by holdings in the capital markets and insurance industries. The Portfolio also held overweight exposure to industrials, which is home to several longer-term sustainable themes, including decarbonization, industrial automation, building efficiency, reshoring of manufacturing back to the United States, and electrification.
As of the same date, the Portfolio held underweight exposure to the utilities sector, reflecting a comparative lack of fundamental business opportunities, as well as market movements during the reporting period. The Portfolio also held underweight exposure to the consumer discretionary sector. While the U.S. consumer has remained strong, persistent inflation and the effect of higher interest rates could reduce spending power for discretionary purchases; the restart of student loan payments in the wake of the Supreme Court ruling striking down President Biden’s debt forgiveness plan is also likely to impact consumer spending. Estimates, generated by JPMorgan Global Research and others, generally show that excess consumer savings accumulated during the pandemic are likely to be exhausted in the second half of 2023, which could present additional headwinds.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2023†^(Unaudited)
	Shares	Value
Common Stocks 99.7%
Aerospace & Defense 1.1%
Lockheed Martin Corp.	11,272	$ 5,189,403
Air Freight & Logistics 0.9%
United Parcel Service, Inc., Class B	23,384	4,191,582
Automobile Components 0.8%
Aptiv plc (a)	36,725	3,749,255
Automobiles 1.2%
Tesla, Inc. (a)	21,350	5,588,790
Banks 2.9%
Bank of America Corp.	139,519	4,002,800
JPMorgan Chase & Co.	48,100	6,995,664
Regions Financial Corp.	140,190	2,498,186
		13,496,650
Beverages 1.6%
PepsiCo, Inc.	40,255	7,456,031
Biotechnology 2.1%
AbbVie, Inc.	38,580	5,197,883
Amgen, Inc.	13,345	2,962,857
Vertex Pharmaceuticals, Inc. (a)	5,644	1,986,180
		10,146,920
Broadline Retail 2.5%
Amazon.com, Inc. (a)	89,876	11,716,235
Building Products 1.6%
Johnson Controls International plc	78,550	5,352,397
Masco Corp.	40,192	2,306,217
		7,658,614
Capital Markets 4.3%
Ameriprise Financial, Inc.	9,196	3,054,543
BlackRock, Inc.	5,123	3,540,710
Charles Schwab Corp. (The)	20,785	1,178,094
Intercontinental Exchange, Inc.	20,916	2,365,181
Morgan Stanley	83,966	7,170,697
S&P Global, Inc.	7,333	2,939,726
		20,248,951
Chemicals 2.4%
Air Products and Chemicals, Inc.	8,882	2,660,425
Ecolab, Inc.	12,149	2,268,097
	Shares	Value

Chemicals (continued)
Linde plc	16,564	$ 6,312,209
		11,240,731
Communications Equipment 1.2%
Cisco Systems, Inc.	110,250	5,704,335
Consumer Finance 0.6%
American Express Co.	16,026	2,791,729
Consumer Staples Distribution & Retail 3.0%
Costco Wholesale Corp.	5,617	3,024,081
Kroger Co. (The)	64,426	3,028,022
Sysco Corp.	62,201	4,615,314
Target Corp.	25,277	3,334,036
		14,001,453
Containers & Packaging 0.5%
Ball Corp.	41,368	2,408,031
Distributors 0.6%
LKQ Corp.	52,893	3,082,075
Diversified Telecommunication Services 1.2%
Verizon Communications, Inc.	148,604	5,526,583
Electric Utilities 1.8%
NextEra Energy, Inc.	113,669	8,434,240
Electrical Equipment 1.1%
Eaton Corp. plc	21,792	4,382,371
Generac Holdings, Inc. (a)	5,398	805,004
		5,187,375
Electronic Equipment, Instruments & Components 1.7%
CDW Corp.	22,595	4,146,182
Keysight Technologies, Inc. (a)	23,926	4,006,409
		8,152,591
Energy Equipment & Services 1.2%
Schlumberger NV	120,379	5,913,017
Entertainment 1.2%
Electronic Arts, Inc.	14,732	1,910,740
Liberty Media Corp.-Liberty Formula One, Class C (a)	12,478	939,344

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP American Century Sustainable Equity Portfolio

	Shares	Value
Common Stocks (continued)
Entertainment (continued)
Walt Disney Co. (The) (a)	32,557	$ 2,906,689
		5,756,773
Financial Services 3.0%
Mastercard, Inc., Class A	14,298	5,623,403
Visa, Inc., Class A	35,348	8,394,443
		14,017,846
Food Products 0.8%
Mondelez International, Inc., Class A	54,390	3,967,207
Ground Transportation 1.1%
Norfolk Southern Corp.	10,998	2,493,906
Uber Technologies, Inc. (a)	28,768	1,241,915
Union Pacific Corp.	7,159	1,464,875
		5,200,696
Health Care Equipment & Supplies 0.5%
Intuitive Surgical, Inc. (a)	4,705	1,608,828
ResMed, Inc.	4,130	902,405
		2,511,233
Health Care Providers & Services 4.4%
Cigna Group (The)	22,644	6,353,906
CVS Health Corp.	53,873	3,724,241
Humana, Inc.	4,593	2,053,668
UnitedHealth Group, Inc.	18,500	8,891,840
		21,023,655
Hotels, Restaurants & Leisure 1.1%
Airbnb, Inc., Class A (a)	10,269	1,316,075
Booking Holdings, Inc. (a)	953	2,573,415
Chipotle Mexican Grill, Inc. (a)	677	1,448,103
		5,337,593
Household Products 1.4%
Colgate-Palmolive Co.	26,182	2,017,061
Procter & Gamble Co. (The)	29,611	4,493,173
		6,510,234
Industrial Conglomerates 0.9%
Honeywell International, Inc.	19,682	4,084,015
Industrial REITs 1.7%
Prologis, Inc.	66,199	8,117,983
	Shares	Value

Insurance 2.2%
Marsh & McLennan Cos., Inc.	20,162	$ 3,792,069
Prudential Financial, Inc.	31,391	2,769,314
Travelers Cos., Inc. (The)	22,299	3,872,444
		10,433,827
Interactive Media & Services 5.9%
Alphabet, Inc., Class A (a)	166,834	19,970,030
Meta Platforms, Inc., Class A (a)	27,780	7,972,304
		27,942,334
IT Services 1.9%
Accenture plc, Class A	16,863	5,203,585
International Business Machines Corp.	29,095	3,893,202
		9,096,787
Life Sciences Tools & Services 2.6%
Agilent Technologies, Inc.	32,853	3,950,573
Danaher Corp.	16,471	3,953,040
Thermo Fisher Scientific, Inc.	8,221	4,289,307
		12,192,920
Machinery 2.3%
Cummins, Inc.	15,373	3,768,845
Deere & Co.	5,898	2,389,811
Parker-Hannifin Corp.	5,931	2,313,327
Xylem, Inc.	19,937	2,245,305
		10,717,288
Oil, Gas & Consumable Fuels 2.6%
ConocoPhillips	62,980	6,525,358
EOG Resources, Inc.	51,267	5,866,995
		12,392,353
Pharmaceuticals 4.0%
Bristol-Myers Squibb Co.	80,365	5,139,342
Eli Lilly & Co.	4,816	2,258,608
Merck & Co., Inc.	40,163	4,634,408
Novo Nordisk A/S, Class B	18,213	2,934,472
Zoetis, Inc.	22,194	3,822,029
		18,788,859
Semiconductors & Semiconductor Equipment 7.4%
Advanced Micro Devices, Inc. (a)	35,195	4,009,063
Analog Devices, Inc.	25,318	4,932,200
Applied Materials, Inc.	41,598	6,012,575
ASML Holding NV	4,663	3,373,520
GlobalFoundries, Inc. (a)(b)	18,414	1,189,176
NVIDIA Corp.	36,120	15,279,482
		34,796,016
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Software 10.8%
Adobe, Inc. (a)	3,161	$ 1,545,697
Cadence Design Systems, Inc. (a)	10,378	2,433,849
Microsoft Corp.	118,148	40,234,121
Salesforce, Inc. (a)	18,632	3,936,196
ServiceNow, Inc. (a)	2,077	1,167,212
Workday, Inc., Class A (a)	7,485	1,690,787
		51,007,862
Specialized REITs 0.6%
Equinix, Inc.	3,596	2,819,048
Specialty Retail 3.0%
Home Depot, Inc. (The)	25,149	7,812,286
TJX Cos., Inc. (The)	55,657	4,719,157
Tractor Supply Co.	8,142	1,800,196
		14,331,639
Technology Hardware, Storage & Peripherals 5.3%
Apple, Inc.	128,491	24,923,399
Textiles, Apparel & Luxury Goods 0.7%
Deckers Outdoor Corp. (a)	4,532	2,391,355
NIKE, Inc., Class B	10,050	1,109,219
		3,500,574
Total Common Stocks (Cost $442,661,339)		471,354,732
Exchange-Traded Fund 0.2%
SPDR S&P 500 ETF Trust	2,166	960,144
Total Exchange-Traded Fund (Cost $945,630)		960,144
	Shares	Value
Short-Term Investments 0.2%
Affiliated Investment Company 0.0% ‡
MainStay U.S. Government Liquidity Fund, 5.06% (c)	102,472	$ 102,472
Unaffiliated Investment Company 0.2%
Invesco Government & Agency Portfolio, 5.158% (c)(d)	864,873	864,873
Total Short-Term Investments (Cost $967,345)		967,345
Total Investments (Cost $444,574,314)	100.1%	473,282,221
Other Assets, Less Liabilities	(0.1)	(578,307)
Net Assets	100.0%	$ 472,703,914

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of June 30, 2023, the aggregate market value of securities on loan was $847,046. The Portfolio received cash collateral with a value of $864,873. (See Note 2(J))
(c)	Current yield as of June 30, 2023.
(d)	Represents a security purchased with cash collateral received for securities on loan.

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 467	$ 27,791	$ (28,156)	$ —	$ —	$ 102	$ 17	$ —	102
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP American Century Sustainable Equity Portfolio

Foreign Currency Forward Contracts
As of June 30, 2023, the Portfolio held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	719,291	EUR	655,584	Bank of America N.A.	9/29/23	$ 783
USD	1,395,051	EUR	1,272,671	JPMorgan Chase Bank N.A.	9/29/23	225
USD	719,344	EUR	655,584	Morgan Stanley & Co.	9/29/23	836
USD	71,680	EUR	65,399	Morgan Stanley & Co.	9/29/23	4
Total Unrealized Appreciation						$ 1,848

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.
Abbreviation(s):
ETF—Exchange-Traded Fund
EUR—Euro
REIT—Real Estate Investment Trust
SPDR—Standard & Poor’s Depositary Receipt
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 471,354,732	$ —	$ —	$ 471,354,732
Exchange-Traded Fund	960,144	—	—	960,144
Short-Term Investments
Affiliated Investment Company	102,472	—	—	102,472
Unaffiliated Investment Company	864,873	—	—	864,873
Total Short-Term Investments	967,345	—	—	967,345
Total Investments in Securities	473,282,221	—	—	473,282,221
Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	1,848	—	1,848
Total Investments in Securities and Other Financial Instruments	$ 473,282,221	$ 1,848	$ —	$ 473,284,069

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $444,471,842) including securities on loan of $847,046	$473,179,749
Investment in affiliated investment companies, at value (identified cost $102,472)	102,472
Receivables:
Investment securities sold	605,768
Dividends	289,334
Portfolio shares sold	25,848
Securities lending	423
Unrealized appreciation on foreign currency forward contracts	1,848
Other assets	5,947
Total assets	474,211,389
Liabilities
Cash collateral received for securities on loan	864,873
Due to custodian	4,917
Payables:
Portfolio shares redeemed	282,133
Manager (See Note 3)	242,831
Professional fees	42,269
NYLIFE Distributors (See Note 3)	36,249
Shareholder communication	17,078
Custodian	4,480
Accrued expenses	12,645
Total liabilities	1,507,475
Net assets	$472,703,914
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 37,211
Additional paid-in-capital	295,571,942
295,609,153
Total distributable earnings (loss)	177,094,761
Net assets	$472,703,914
Initial Class
Net assets applicable to outstanding shares	$294,714,874
Shares of beneficial interest outstanding	23,157,521
Net asset value per share outstanding	$ 12.73
Service Class
Net assets applicable to outstanding shares	$177,989,040
Shares of beneficial interest outstanding	14,053,967
Net asset value per share outstanding	$ 12.66

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP American Century Sustainable Equity Portfolio

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $6,125)	$ 3,804,857
Dividends-affiliated	17,486
Securities lending, net	11,252
Total income	3,833,595
Expenses
Manager (See Note 3)	1,445,563
Distribution/Service—Service Class (See Note 3)	217,425
Professional fees	54,825
Shareholder communication	17,303
Custodian	11,175
Trustees	5,643
Miscellaneous	7,700
Total expenses	1,759,634
Net investment income (loss)	2,073,961
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	645,001
Futures transactions	(164,201)
Foreign currency transactions	(3,609)
Foreign currency forward transactions	(36,818)
Net realized gain (loss)	440,373
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	62,101,681
Foreign currency forward contracts	16,179
Translation of other assets and liabilities in foreign currencies	1,806
Net change in unrealized appreciation (depreciation)	62,119,666
Net realized and unrealized gain (loss)	62,560,039
Net increase (decrease) in net assets resulting from operations	$64,634,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,073,961	$ 4,673,156
Net realized gain (loss)	440,373	145,834,961
Net change in unrealized appreciation (depreciation)	62,119,666	(190,246,775)
Net increase (decrease) in net assets resulting from operations	64,634,000	(39,738,658)
Distributions to shareholders:
Initial Class	—	(38,151,110)
Service Class	—	(23,305,146)
Total distributions to shareholders	—	(61,456,256)
Capital share transactions:
Net proceeds from sales of shares	5,308,795	21,588,692
Net asset value of shares issued to shareholders in reinvestment of distributions	—	61,456,256
Cost of shares redeemed	(51,806,860)	(80,669,845)
Increase (decrease) in net assets derived from capital share transactions	(46,498,065)	2,375,103
Net increase (decrease) in net assets	18,135,935	(98,819,811)
Net Assets
Beginning of period	454,567,979	553,387,790
End of period	$472,703,914	$ 454,567,979
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP American Century Sustainable Equity Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 11.07	$ 13.93	$ 11.56	$ 12.89	$ 11.39	$ 14.10
Net investment income (loss) (a)	0.06	0.13	0.21	0.25	0.29	0.29
Net realized and unrealized gain (loss)	1.60	(1.30)	2.71	(0.33)	2.58	(1.40)
Total from investment operations	1.66	(1.17)	2.92	(0.08)	2.87	(1.11)
Less distributions:
From net investment income	—	(0.23)	(0.34)	(0.40)	(0.31)	(0.29)
From net realized gain on investments	—	(1.46)	(0.21)	(0.85)	(1.06)	(1.31)
Total distributions	—	(1.69)	(0.55)	(1.25)	(1.37)	(1.60)
Net asset value at end of period	$ 12.73	$ 11.07	$ 13.93	$ 11.56	$ 12.89	$ 11.39
Total investment return (b)	15.00%(c)	(7.70)%	25.49%	0.96%	26.36%(d)	(9.38)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.00%††	1.03%	1.57%	2.32%	2.30%	2.11%
Net expenses (e)	0.67%††	0.70%	0.76%	0.76%	0.75%	0.77%
Portfolio turnover rate	14%	20%	18%	28%	16%	22%
Net assets at end of period (in 000's)	$ 294,715	$ 281,471	$ 324,378	$ 302,584	$ 464,120	$ 431,672

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In 2019, the Portfolio’s total investment return includes impact of payments from affiliates due to trade communications error. Excluding these items, total return would have been 26.36%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Service Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 11.03	$ 13.87	$ 11.51	$ 12.83	$ 11.34	$ 14.04
Net investment income (loss) (a)	0.04	0.10	0.17	0.22	0.26	0.25
Net realized and unrealized gain (loss)	1.59	(1.29)	2.71	(0.33)	2.56	(1.39)
Total from investment operations	1.63	(1.19)	2.88	(0.11)	2.82	(1.14)
Less distributions:
From net investment income	—	(0.19)	(0.31)	(0.36)	(0.27)	(0.25)
From net realized gain on investments	—	(1.46)	(0.21)	(0.85)	(1.06)	(1.31)
Total distributions	—	(1.65)	(0.52)	(1.21)	(1.33)	(1.56)
Net asset value at end of period	$ 12.66	$ 11.03	$ 13.87	$ 11.51	$ 12.83	$ 11.34
Total investment return (b)	14.78%(c)	(7.93)%	25.18%	0.71%	26.04%(d)	(9.61)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.75%††	0.79%	1.32%	2.05%	2.05%	1.84%
Net expenses (e)	0.92%††	0.95%	1.01%	1.01%	1.00%	1.02%
Portfolio turnover rate	14%	20%	18%	28%	16%	22%
Net assets at end of period (in 000's)	$ 177,989	$ 173,097	$ 229,010	$ 226,836	$ 262,717	$ 257,159

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In 2019, the Portfolio’s total investment return includes impact of payments from affiliates due to trade communications error. Excluding these items, total return would have been 26.04%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP American Century Sustainable Equity Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP American Century Sustainable Equity Portfolio (formerly known as MainStay VP T. Rowe Price Equity Income Portfolio) (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek a high level of dividend income and long-term capital growth primarily through investments in stocks.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification
Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an

19

Notes to Financial Statements (Unaudited) (continued)
independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask

20	MainStay VP American Century Sustainable Equity Portfolio

prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial
21

Notes to Financial Statements (Unaudited) (continued)
margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. As of June 30, 2023, the Portfolio did not hold any open futures contracts.
(H) Foreign Currency Forward Contracts. The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, leverage risk, operational risk, legal risk and liquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Liquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Liquidity risk also can arise when forward currency contracts create margin or settlement payment obligations for the Fund. Leverage risk is the risk that a foreign currency forward contract can magnify the Portfolio's gains and losses. Operational risk refers to risk related to potential operational issues (including documentation issues, settlement issues, systems failures, inadequate controls and human error), and legal risk refers to insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a foreign currency forward contract. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio's assets. Moreover, there may be an imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of June 30, 2023, are shown in the Portfolio of Investments.
(I) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean

22	MainStay VP American Century Sustainable Equity Portfolio

between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(J) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2023, are shown in the Portfolio of Investments.
(K) Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.
The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values.
The Portfolio entered into foreign currency forward contracts to hedge currency risk due its exposure in foreign securities.
23

Notes to Financial Statements (Unaudited) (continued)
Fair value of derivative instruments as of June 30, 2023:
Asset Derivatives	Foreign Exchange Contracts Risk	Total
Forward Contracts - Unrealized appreciation on foreign currency forward contracts	$1,848	$1,848
Total Fair Value	$1,848	$1,848
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2023:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Futures Transactions	$ —	$(164,201)	$(164,201)
Forward Transactions	(36,818)	—	(36,818)
Total Net Realized Gain (Loss)	$(36,818)	$(164,201)	$(201,019)

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Total
Forward Contracts	$16,179	$16,179
Total Net Change in Unrealized Appreciation (Depreciation)	$16,179	$16,179

Average Notional Amount	Total
Forward Contracts Long (a)	$ 437,602
Forward Contracts Short	$(3,158,167)

(a)	Positions were open five months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective May 1, 2022, due to the replacement of T. Rowe Price Associates, Inc. as the Portfolio’s subadvisor and the appointment of American Century Investment Management, Inc. (“American Century” or the “Subadvisor”) as the Portfolio’s subadvisor. American Century, a registered investment adviser, is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life
Investments and American Century, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Portfolio pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.63% up to $500 million; 0.61% from $500 million to $1 billion; and 0.585% in excess of $1 billion. During the six-month period ended June 30, 2023, the effective management fee rate was 0.63%.
During the six-month period ended June 30, 2023, New York Life Investments earned fees from the Portfolio in the amount of $1,445,563 and paid the Subadvisor fees of $504,800.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

24	MainStay VP American Century Sustainable Equity Portfolio

Note 4-Federal Income Tax
As of June 30, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$445,177,450	$50,830,557	$(22,725,786)	$28,104,771
During the year ended December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$13,654,316
Long-Term Capital Gains	47,801,940
Total	$61,456,256
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit
Agreement. During the six-month period ended June 30, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2023, purchases and sales of securities, other than short-term securities, were $65,941 and $110,144, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2023 and the year ended December 31, 2022, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	147,975	$ 1,701,362
Shares redeemed	(2,423,027)	(28,797,797)
Net increase (decrease)	(2,275,052)	$(27,096,435)
Year ended December 31, 2022:
Shares sold	1,253,742	$ 16,610,052
Shares issued to shareholders in reinvestment of distributions	3,651,418	38,151,110
Shares redeemed	(2,760,864)	(35,999,613)
Net increase (decrease)	2,144,296	$ 18,761,549

Service Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	305,170	$ 3,607,433
Shares redeemed	(1,948,430)	(23,009,063)
Net increase (decrease)	(1,643,260)	$(19,401,630)
Year ended December 31, 2022:
Shares sold	397,512	$ 4,978,640
Shares issued to shareholders in reinvestment of distributions	2,237,437	23,305,146
Shares redeemed	(3,446,787)	(44,670,232)
Net increase (decrease)	(811,838)	$(16,386,446)
25

Notes to Financial Statements (Unaudited) (continued)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Portfolio, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2023, events and transactions subsequent to June 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
26	MainStay VP American Century Sustainable Equity Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk. A Portfolio's liquidity risk is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The Board of Trustees of MainStay VP Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
27

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
28	MainStay VP American Century Sustainable Equity Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

2023 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5029495	MSVPTRPE10-08/23
(NYLIAC) NI531

MainStay VP Natural Resources Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended June 30, 2023. Markets reacted positively to several developments – easing inflationary pressures and softening monetary policy – the most prominent among them.
At the start of the reporting period, high levels of inflation had already begun to show signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.06% in June 2022, the annualized U.S. inflation rate as measured by the Consumer Price Index fell to 6.41% in January 2023, and to 2.97% in June 2023, according to the most recent figures. At the same time, the Fed increased the benchmark federal funds rate, from 4.25%–4.50% at the beginning of the reporting period, to 5.00%–5.25% as of June 30, 2023. While the Fed signaled that further rate increases were likely in 2023, the Fed also appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a negative note, rising interest rates contributed to the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry, and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the S&P 500® Index’s strongest sector, followed by consumer discretionary. However, the communications services, utilities and energy sectors lost substantial ground as value-oriented stocks fell out of favor and oil prices declined, with financials and health care shares dipping more mildly. While international markets rose, they generally trailed the U.S. market, with developed international markets outperforming their emerging markets counterparts.
Corporate bond prices trended moderately higher amid high volatility, bolstered by positive inflationary and interest rate trends in the United States while constrained by banking industry turmoil. After years of low yields and tight credit spreads, the sector benefited from more attractive valuations and income opportunities. Markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. Long-term rates remained lower than short-term rates throughout the reporting period, a yield curve inversion that reminded investors of the uncertainties implicit in the current economic environment. U.S. Treasury bonds provided more modest gains, with the positive impact of declining inflation largely balanced by the negative impact of high consumer prices.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the long-term focus, unique perspectives and commitment to client service you expect.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023[1]
Class	Inception Date[2]	Six Months[3]	One Year	Five Years	Ten Years	Gross Expense Ratio[4]
Initial Class Shares	2/17/2012	-2.86%	12.31%	10.33%	3.88%	0.83%

1.	The Portfolio replaced its subadvisor and modified its principal investment strategies as of November 30, 2018. Therefore, the performance information shown in this report prior to November 30, 2018 reflects the Portfolio’s prior subadvisor, investment objective and principal investment strategies.
2.	Due to an organizational restructuring, the portfolio managers from Mellon Investments Corporation who managed the day-to-day operations of the Portfolio transitioned to Newton Investment Management North America, LLC as of September 1, 2021. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisor.
3.	Not annualized.
4.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P Global Natural Resources Index[2]	-3.11%	8.37%	5.89%	5.77%
Morningstar Natural Resources Category Average[3]	2.96	11.13	7.29	5.76

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Portfolio has selected the S&P Global Natural Resources Index as its primary benchmark. The S&P Global Natural Resources Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining.
3.	The Morningstar Natural Resources Category Average is representative of funds that invest primarily on commodity-based industries such as energy, chemicals, minerals, and forest products in the United States or outside of the United States. Some funds invest across this spectrum to offer broad natural-resources exposure. Others concentrate heavily or even exclusively in specific industries. Funds that concentrate primarily in energy-related industries are part of the equity energy category. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Natural Resources Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$971.40	$4.11	$1,020.63	$4.21	0.84%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Natural Resources Portfolio

Country Composition as of June 30, 2023 (Unaudited)
United States	60.8%
Canada	16.0
Australia	4.9
Netherlands	4.8
United Kingdom	4.3
Norway	3.5
Zambia	2.8
Chile	1.7%
Brazil	1.4
Monaco	0.7
Other Assets, Less Liabilities	–0.9
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2023 (excluding short-term investments) (Unaudited)
1.	Shell plc
2.	Hess Corp.
3.	Teck Resources Ltd., Class B
4.	Occidental Petroleum Corp.
5.	Schlumberger NV
6.	Freeport-McMoRan, Inc.
7.	BP plc
8.	Weatherford International plc
9.	Transocean Ltd.
10.	Cameco Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager Albert Chu, CFA, Brock Campbell, CFA, and David S. Intoppa, CFA of Newton Investment Management North America, LLC, the Portfolio’s Subadvisor.
How did MainStay VP Natural Resources Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP Natural Resources Portfolio returned −2.86% for Initial Class shares. Over the same period, Initial Class shares of the Portfolio outperformed the −3.11% return of the S&P Global Natural Resources Index (the "Index”), which is the Portfolio’s benchmark, and underperformed the 2.96% return of the Morningstar Natural Resources Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
During the reporting period, overweight exposure to the energy sector detracted from the Portfolio’s performance relative to the Index, as investors discounted a slowdown in demand owing to a potential global recession and resilient supply.
Which sectors were the strongest contributors to the Portfolio’s relative performance and which sectors were particularly weak?
The reporting period was marked by fears of a global recession, an economic slowdown and China’s tepid reopening from COVID-19 lockdowns. The subsectors perceived to be levered to these exposures, such as oil and base metals, lagged. Agriculture, while generally more recession-resilient, also lagged on higher planted acreages and little disruption in the early planting season. Subsectors that outperformed were generally driven by more idiosyncratic factors, such as uranium price strength (low macro dependency), natural gas price strength (also low macro dependency) and the international oilfield services recovery.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The strongest positive contributions to the Portfolio’s absolute performance during the reporting period came from uranium miner Cameco, offshore oil & gas drilling services provider Transocean, and energy drilling equipment company Weatherford International. (Contributions take weightings and total returns into account.) Cameco shares advanced as investors began to focus on expected tightness in the uranium market. Transocean shares benefited as day rates for offshore rigs rallied at the onset of an offshore upcycle. Weatherford International shares rose as the international oilfield capital expenditure cycle continued to recover.
The most significant detractors from the Portfolio’s absolute performance during the same period included positions in aluminum producer Alcoa and fertilizer companies Nutrien and CF Industries Holdings. Alcoa shares lagged as investors grew increasingly concerned over the prospect of a global recession, in addition to the pace and sustainability of China’s reopening. Nutrien shares declined as fertilizer prices continued to drift downward and grain prices were pressured by a robust harvest outlook. CF Industries shares weakened as global nitrogen prices fell, owing to lower natural-gas prices; however, we remain constructive on the firm’s prospects, as the company’s U.S. assets remain advantaged in their natural gas feedstock.
Did the Portfolio make any significant purchases or sales during the reporting period?
Key additions to the Portfolio during the reporting period included new positions in U.K.-based integrated oil & gas company BP, Australia-based diversified mining company South32 and Australia-based mineral miner Pilbara Minerals. The addition of BP reflected our positive view of the company’s shareholder return program and its valuation discount relative to other integrated oil companies. The position in South32 brought significant exposure to aluminum and other energy-transition metals. Pilbara Minerals appeared positioned to benefit as the lithium market recovers from oversupply.
During the same period, the Portfolio eliminated its entire positions in South Africa-based gold miner Sibanye Stillwater, U.S.-based oil & gas equipment & services provider NexTier Oilfield Solutions and U.S.-based oil & gas contract drilling company Patterson-UTI Energy in favor of more compelling risk/reward opportunities.
How did the Portfolio’s subsector and subindustry weightings change during the reporting period?
During the reporting period, the Portfolio maintained its overweight exposure to energy relative to the Index. We added exposure to select metals-and-mining companies and maintained the Portfolio’s underweight exposure to agriculture.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2023, we continue to hold strong conviction in the natural resources sector and foresee a tight supply/demand environment in the coming years. Inflation has started to permeate the global economy, and we believe the supply response will take some time to alleviate inflationary pressures. The rise of environmental, social and governance (ESG) concerns are likely to continue to distort price signals to commodity producers, thereby exacerbating supply shortfalls. We believe that the potential impact of a recession on the Portfolio’s commodity holdings has been exaggerated by the market, especially as the Chinese economy reopens. Our analysis suggests that demand impacts to energy and metals, the Portfolio’s major overweight positions, should be relatively moderate.

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Natural Resources Portfolio

In this environment, the Portfolio’s investment process and style remains unchanged. We continue to seek investments in areas where the commodity macroeconomic and company-specific factors are aligned. In our opinion, the natural resources sector remains one of the best sources of overall portfolio diversification, inflation protection and dividend yield generation.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2023†^(Unaudited)
	Shares	Value
Common Stocks 99.1%
Australia 4.9%
Lynas Rare Earths Ltd. (Metals & Mining) (a)	354,371	$ 1,617,040
Pilbara Minerals Ltd. (Metals & Mining)	1,472,525	4,796,711
South32 Ltd. (Metals & Mining)	2,372,999	5,943,708
Woodside Energy Group Ltd. (Oil, Gas & Consumable Fuels)	232,541	5,335,003
		17,692,462
Brazil 1.4%
Adecoagro SA (Food Products) (b)	542,177	5,074,777
Canada 16.0%
Cameco Corp. (Oil, Gas & Consumable Fuels)	429,843	13,466,981
Capstone Copper Corp. (Metals & Mining) (a)	852,075	3,865,613
Ivanhoe Mines Ltd., Class A (Metals & Mining) (a)	842,828	7,698,221
Li-Cycle Holdings Corp. (Commercial Services & Supplies) (a)(b)	82,629	458,591
NexGen Energy Ltd. (Oil, Gas & Consumable Fuels) (a)	1,285,770	6,066,097
Nutrien Ltd. (Chemicals)	148,383	8,762,016
Teck Resources Ltd., Class B (Metals & Mining)	407,174	17,142,026
		57,459,545
Chile 1.7%
Antofagasta plc (Metals & Mining)	327,412	6,075,031
Monaco 0.7%
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	52,485	2,478,867
Netherlands 4.8%
Shell plc (Oil, Gas & Consumable Fuels)	582,444	17,327,563
Norway 3.5%
Equinor ASA, Sponsored ADR (Oil, Gas & Consumable Fuels)	252,914	7,387,618
Frontline plc (Oil, Gas & Consumable Fuels)	177,922	2,585,207
Norsk Hydro ASA (Metals & Mining)	422,489	2,511,254
		12,484,079
United Kingdom 4.3%
BP plc (Oil, Gas & Consumable Fuels)	2,668,036	15,530,758
	Shares	Value

United States 59.0%
Alcoa Corp. (Metals & Mining)	203,846	$ 6,916,495
Archer-Daniels-Midland Co. (Food Products)	48,360	3,654,082
Bunge Ltd. (Food Products)	99,968	9,431,981
CF Industries Holdings, Inc. (Chemicals)	162,297	11,266,658
Chemours Co. (The) (Chemicals)	195,718	7,220,037
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	60,019	5,022,390
ConocoPhillips (Oil, Gas & Consumable Fuels)	70,571	7,311,861
Corteva, Inc. (Chemicals)	103,796	5,947,511
Darling Ingredients, Inc. (Food Products) (a)	38,693	2,468,226
Energy Fuels, Inc. (Oil, Gas & Consumable Fuels) (a)(b)	495,259	3,090,416
Energy Recovery, Inc. (Machinery) (a)	73,470	2,053,486
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	85,711	9,808,767
EQT Corp. (Oil, Gas & Consumable Fuels)	289,653	11,913,428
Fluor Corp. (Construction & Engineering) (a)	247,414	7,323,454
Freeport-McMoRan, Inc. (Metals & Mining)	410,519	16,420,760
Halliburton Co. (Energy Equipment & Services)	144,265	4,759,302
Hess Corp. (Oil, Gas & Consumable Fuels)	126,322	17,173,476
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	94,489	11,017,417
Mosaic Co. (The) (Chemicals)	112,265	3,929,275
NOV, Inc. (Energy Equipment & Services)	172,833	2,772,241
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	282,636	16,618,997
Schlumberger NV (Energy Equipment & Services)	334,588	16,434,963
Transocean Ltd. (Energy Equipment & Services) (a)(b)	2,084,484	14,612,233
Weatherford International plc (Energy Equipment & Services) (a)	222,904	14,805,284
		211,972,740
Zambia 2.8%
First Quantum Minerals Ltd. (Metals & Mining)	431,091	10,198,447
Total Common Stocks (Cost $323,034,436)		356,294,269

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Natural Resources Portfolio

	Shares	Value
Short-Term Investments 1.8%
Affiliated Investment Company 0.9%
United States 0.9%
MainStay U.S. Government Liquidity Fund, 5.06% (c)	3,036,970	$ 3,036,970
Unaffiliated Investment Company 0.9%
United States 0.9%
Invesco Government & Agency Portfolio, 5.158% (c)(d)	3,381,600	3,381,600
Total Short-Term Investments (Cost $6,418,570)		6,418,570
Total Investments (Cost $329,453,006)	100.9%	362,712,839
Other Assets, Less Liabilities	(0.9)	(3,189,970)
Net Assets	100.0%	$ 359,522,869

†	Percentages indicated are based on Portfolio net assets.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of June 30, 2023, the aggregate market value of securities on loan was $8,002,100; the total market value of collateral held by the Portfolio was $8,174,854. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $4,793,254. The Portfolio received cash collateral with a value of $3,381,600. (See Note 2(I))
(c)	Current yield as of June 30, 2023.
(d)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 1,917	$ 59,052	$ (57,932)	$ —	$ —	$ 3,037	$ 56	$ —	3,037
Abbreviation(s):
ADR—American Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 356,294,269	$ —	$ —	$ 356,294,269
Short-Term Investments
Affiliated Investment Company	3,036,970	—	—	3,036,970
Unaffiliated Investment Company	3,381,600	—	—	3,381,600
Total Short-Term Investments	6,418,570	—	—	6,418,570
Total Investments in Securities	$ 362,712,839	$ —	$ —	$ 362,712,839

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Natural Resources Portfolio

The table below sets forth the diversification of the Portfolio’s investments by industry.
Industry Diversification
	Value	Percent †^
Chemicals	$ 37,125,497	10.3%
Commercial Services & Supplies	458,591	0.1
Construction & Engineering	7,323,454	2.0
Energy Equipment & Services	53,384,023	14.9
Food Products	20,629,066	5.8
Machinery	2,053,486	0.6
Metals & Mining	83,185,306	23.1
Oil, Gas & Consumable Fuels	152,134,846	42.3
	356,294,269	99.1
Short-Term Investments	6,418,570	1.8
Other Assets, Less Liabilities	(3,189,970)	(0.9)
Net Assets	$359,522,869	100.0%

†	Percentages indicated are based on Portfolio net assets.

^	Industry classifications may be different than those used for compliance monitoring purposes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $326,416,036) including securities on loan of $8,002,100	$359,675,869
Investment in affiliated investment companies, at value (identified cost $3,036,970)	3,036,970
Cash denominated in foreign currencies (identified cost $55,082)	54,917
Receivables:
Investment securities sold	3,477,413
Dividends	312,133
Portfolio shares sold	108,363
Securities lending	4,154
Other assets	3,178
Total assets	366,672,997
Liabilities
Cash collateral received for securities on loan	3,381,600
Due to custodian	49,522
Payables:
Investment securities purchased	2,273,754
Portfolio shares redeemed	1,167,064
Manager (See Note 3)	230,704
Professional fees	35,214
Custodian	4,835
Accrued expenses	7,435
Total liabilities	7,150,128
Net assets	$359,522,869
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 30,836
Additional paid-in-capital	376,792,937
376,823,773
Total distributable earnings (loss)	(17,300,904)
Net assets	$359,522,869
Initial Class
Net assets applicable to outstanding shares	$359,522,869
Shares of beneficial interest outstanding	30,835,943
Net asset value per share outstanding	$ 11.66

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Natural Resources Portfolio

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $184,463)	$ 5,072,571
Securities lending, net	90,099
Dividends-affiliated	55,857
Total income	5,218,527
Expenses
Manager (See Note 3)	1,479,254
Professional fees	50,588
Custodian	15,688
Shareholder communication	5,889
Trustees	4,498
Miscellaneous	9,882
Total expenses	1,565,799
Net investment income (loss)	3,652,728
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	18,516,012
Foreign currency transactions	61,274
Net realized gain (loss)	18,577,286
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(32,839,303)
Translation of other assets and liabilities in foreign currencies	(2,724)
Net change in unrealized appreciation (depreciation)	(32,842,027)
Net realized and unrealized gain (loss)	(14,264,741)
Net increase (decrease) in net assets resulting from operations	$(10,612,013)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 3,652,728	$ 7,413,546
Net realized gain (loss)	18,577,286	107,424,418
Net change in unrealized appreciation (depreciation)	(32,842,027)	(8,349,052)
Net increase (decrease) in net assets resulting from operations	(10,612,013)	106,488,912
Distributions to shareholders:
Initial Class	—	(4,193,860)
Capital share transactions:
Net proceeds from sales of shares	26,520,936	117,317,650
Net asset value of shares issued to shareholders in reinvestment of distributions	—	4,193,860
Cost of shares redeemed	(52,523,190)	(120,252,694)
Increase (decrease) in net assets derived from capital share transactions	(26,002,254)	1,258,816
Net increase (decrease) in net assets	(36,614,267)	103,553,868
Net Assets
Beginning of period	396,137,136	292,583,268
End of period	$359,522,869	$ 396,137,136
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Natural Resources Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 12.00	$ 8.93	$ 6.55	$ 6.29	$ 5.43	$ 7.61
Net investment income (loss)	0.11(a)	0.22	0.12(a)	0.09(a)	0.13(a)	0.04
Net realized and unrealized gain (loss)	(0.45)	2.97	2.36	0.32	0.78	(2.22)
Total from investment operations	(0.34)	3.19	2.48	0.41	0.91	(2.18)
Less distributions:
From net investment income	—	(0.12)	(0.10)	(0.15)	(0.05)	—
Net asset value at end of period	$ 11.66	$ 12.00	$ 8.93	$ 6.55	$ 6.29	$ 5.43
Total investment return (b)	(2.83)%(c)	35.84%	38.02%	6.89%	16.62%	(28.65)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.95%††	1.94%	1.56%	1.68%	2.17%	0.59%
Net expenses (d)	0.84%††	0.83%	0.85%	0.86%	0.96%	0.94%
Portfolio turnover rate	45%	92%	72%	68%	87%	78%
Net assets at end of period (in 000's)	$ 359,523	$ 396,137	$ 292,583	$ 238,908	$ 249,276	$ 240,067

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Natural Resources Portfolio (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. However, due to its principal investment strategies and investment processes, the Portfolio has historically operated as a "diversified" portfolio. Therefore, the Portfolio will not operate as "non-diversified" portfolio without first obtaining shareholder approval.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share class that has been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares.
The Portfolio's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs

18	MainStay VP Natural Resources Portfolio

to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of June 30, 2023 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Portfolio as of June 30, 2023, were fair valued in such a manner.
19

Notes to Financial Statements (Unaudited) (continued)
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in

20	MainStay VP Natural Resources Portfolio

mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2023, are shown in the Portfolio of Investments.
(J) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and
21

Notes to Financial Statements (Unaudited) (continued)
bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Newton Investment Management North America, LLC (“Newton” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Newton, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.79% up to $1 billion and 0.78% in excess of $1 billion. During the six-month period ended June 30, 2023, the effective management fee rate was 0.79%.
During the six-month period ended June 30, 2023, New York Life Investments earned fees from the Portfolio in the amount of $1,479,254 and paid the Subadvisor and former subadvisor aggregate fees of $673,317.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$330,492,333	$50,977,423	$(18,756,917)	$32,220,506
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $79,265,426, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$23,149	$56,116
During the year ended December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$4,193,860
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

22	MainStay VP Natural Resources Portfolio

Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2023, purchases and sales of securities, other than short-term securities, were $166,899 and $190,401, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2023 and the year ended December 31, 2022, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	2,244,068	$ 26,520,936
Shares redeemed	(4,412,068)	(52,523,190)
Net increase (decrease)	(2,168,000)	$ (26,002,254)
Year ended December 31, 2022:
Shares sold	10,407,226	$ 117,317,650
Shares issued to shareholders in reinvestment of distributions	365,214	4,193,860
Shares redeemed	(10,531,284)	(120,252,694)
Net increase (decrease)	241,156	$ 1,258,816
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Portfolio, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in
Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2023, events and transactions subsequent to June 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
23

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk. A Portfolio's liquidity risk is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The Board of Trustees of MainStay VP Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
24	MainStay VP Natural Resources Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
25

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

2023 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5034719	MSVPVEG10-08/23
(NYLIAC) NI533

MainStay VP S&P 500 Index Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended June 30, 2023. Markets reacted positively to several developments – easing inflationary pressures and softening monetary policy – the most prominent among them.
At the start of the reporting period, high levels of inflation had already begun to show signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.06% in June 2022, the annualized U.S. inflation rate as measured by the Consumer Price Index fell to 6.41% in January 2023, and to 2.97% in June 2023, according to the most recent figures. At the same time, the Fed increased the benchmark federal funds rate, from 4.25%–4.50% at the beginning of the reporting period, to 5.00%–5.25% as of June 30, 2023. While the Fed signaled that further rate increases were likely in 2023, the Fed also appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a negative note, rising interest rates contributed to the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry, and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the S&P 500® Index’s strongest sector, followed by consumer discretionary. However, the communications services, utilities and energy sectors lost substantial ground as value-oriented stocks fell out of favor and oil prices declined, with financials and health care shares dipping more mildly. While international markets rose, they generally trailed the U.S. market, with developed international markets outperforming their emerging markets counterparts.
Corporate bond prices trended moderately higher amid high volatility, bolstered by positive inflationary and interest rate trends in the United States while constrained by banking industry turmoil. After years of low yields and tight credit spreads, the sector benefited from more attractive valuations and income opportunities. Markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. Long-term rates remained lower than short-term rates throughout the reporting period, a yield curve inversion that reminded investors of the uncertainties implicit in the current economic environment. U.S. Treasury bonds provided more modest gains, with the positive impact of declining inflation largely balanced by the negative impact of high consumer prices.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the long-term focus, unique perspectives and commitment to client service you expect.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	1/29/1993	16.82%	19.44%	12.16%	12.63%	0.19%
Service Class Shares	6/5/2003	16.68	19.15	11.88	12.35	0.44

1.	Effective June 13, 2022, the Portfolio replaced its subadvisor. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisor.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P 500® Index[2]	16.89%	19.59%	12.31%	12.86%
Morningstar Large Blend Category Average[3]	13.39	16.88	10.72	11.38

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The S&P 500® Index is the Portfolio's primary broad-based securities market index for comparison purposes. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The foregoing trademarks have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by New York Life Investment Management LLC. The S&P 500® Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by New York Life Investment Management LLC. MainStay S&P 500 Index Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P or their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, S&P nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
3.	The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the funds' returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP S&P 500 Index Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,168.20	$0.65	$1,024.20	$0.60	0.12%
Service Class Shares	$1,000.00	$1,166.80	$1.99	$1,022.96	$1.86	0.37%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP S&P 500 Index Portfolio

Industry Composition as of June 30, 2023 (Unaudited)
Software	10.2%
Technology Hardware, Storage & Peripherals	7.9
Semiconductors & Semiconductor Equipment	7.3
Interactive Media & Services	5.3
Financial Services	4.2
Pharmaceuticals	4.1
Oil, Gas & Consumable Fuels	3.7
Broadline Retail	3.2
Banks	3.0
Health Care Providers & Services	2.9
Health Care Equipment & Supplies	2.9
Capital Markets	2.6
Automobiles	2.2
Specialty Retail	2.1
Hotels, Restaurants & Leisure	2.0
Insurance	2.0
Biotechnology	1.9
Consumer Staples Distribution & Retail	1.8
Machinery	1.8
Chemicals	1.7
Electric Utilities	1.7
Beverages	1.7
Aerospace & Defense	1.6
Life Sciences Tools & Services	1.6
Entertainment	1.4
Household Products	1.4
IT Services	1.1
Specialized REITs	1.1
Food Products	1.0
Communications Equipment	0.8
Industrial Conglomerates	0.8
Ground Transportation	0.8
Media	0.7
Multi–Utilities	0.7
Diversified Telecommunication Services	0.7
Professional Services	0.7
Tobacco	0.6%
Electronic Equipment, Instruments & Components	0.6
Air Freight & Logistics	0.6
Electrical Equipment	0.6
Consumer Finance	0.5
Commercial Services & Supplies	0.5
Building Products	0.4
Textiles, Apparel & Luxury Goods	0.4
Metals & Mining	0.4
Household Durables	0.4
Energy Equipment & Services	0.3
Residential REITs	0.3
Industrial REITs	0.3
Retail REITs	0.3
Trading Companies & Distributors	0.3
Passenger Airlines	0.2
Containers & Packaging	0.2
Wireless Telecommunication Services	0.2
Health Care REITs	0.2
Real Estate Management & Development	0.2
Construction Materials	0.2
Distributors	0.1
Personal Care Products	0.1
Automobile Components	0.1
Construction & Engineering	0.1
Water Utilities	0.1
Office REITs	0.1
Gas Utilities	0.0‡
Independent Power and Renewable Electricity Producers	0.0‡
Hotel & Resort REITs	0.0‡
Leisure Products	0.0‡
Short–Term Investments	1.1
Other Assets, Less Liabilities	–0.0‡
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2023 (excluding short-term investments) (Unaudited)
1.	Apple, Inc.
2.	Microsoft Corp.
3.	Alphabet, Inc.
4.	Amazon.com, Inc.
5.	NVIDIA Corp.
6.	Tesla, Inc.
7.	Meta Platforms, Inc., Class A
8.	Berkshire Hathaway, Inc., Class B
9.	UnitedHealth Group, Inc.
10.	Exxon Mobil Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Francis J. Ok and Greg Barrato of IndexIQ Advisors LLC, the Portfolio’s Subadvisor.
How did MainStay VP S&P 500® Index Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP S&P 500® Index Portfolio returned 16.82% for Initial Class shares and 16.68% for Service Class shares. Over the same period, both share classes underperformed the 16.89% return of the S&P 500® Index (the "Index”), which is the Portfolio’s benchmark. Although the Portfolio seeks investment results that correspond to the total return performance of common stocks in the aggregate as represented by the S&P 500® Index, the Portfolio’s net performance will typically lag that of the Index because the Portfolio incurs operating expenses that the Index does not. For the six months ended June 30, 2023, both share classes outperformed the 13.39% return of the Morningstar Large Blend Category Average.1
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
The MainStay VP S&P 500 Index Portfolio invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market.
During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?
The Index industry groups with the highest total returns during the reporting period included automobiles & components, semiconductors & semiconductor and media & entertainment. Conversely, the industry groups that had the lowest total returns were telecommunication services, utilities and energy.
During the reporting period, which S&P 500® industries made the strongest positive contributions to the Portfolio’s absolute performance and which industries made the weakest contributions?
The Index industries that made the strongest positive contributions to the Portfolio’s absolute performance during the reporting period included software & services, semiconductors & semiconductor and technology hardware & equipment. (Contributions take weightings and total returns into account.) During the same period, the industries that made the weakest contributions to the Portfolio’s absolute performance included pharmaceuticals/biotechnology, energy and banks.
During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which individual stocks had the lowest total returns?
The Index stocks with the highest total returns during the reporting period included semiconductor maker NVIDIA, social media company Meta Platforms and cruise line operator Carnival. Conversely, the stocks of regional bank Signature Bank, telecommunication services provider Lumen Technologies and pay-TV services provider Dish Network produced the weakest total returns.
During the reporting period, which S&P 500® stocks made the strongest positive contributions to the Portfolio’s absolute performance and which S&P 500® stocks made the weakest contributions?
The Index stocks that made the strongest positive contributions to the Portfolio’s absolute performance during the reporting period included consumer products maker Apple, productivity software company Microsoft and semiconductor manufacturer NVIDIA. The stocks making the weakest contributions included pharmaceutical companies Pfizer and AbbVie and health plan provider UnitedHealth Group.
Were there any changes in the S&P 500® Index during the reporting period?
During the reporting period, there were 6 additions to and 6 deletions from the S&P 500® Index. In terms of index weight, significant additions to the S&P 500® Index included Palo Alto Networks and Insulet, while significant deletions included SVB Financial Group and Signature Bank.

1.	See page 5 for more information on benchmark and peer group returns.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
8	MainStay VP S&P 500 Index Portfolio

Portfolio of Investments June 30, 2023†^(Unaudited)
	Shares	Value
Common Stocks 98.9%
Aerospace & Defense 1.6%
Axon Enterprise, Inc. (a)	6,496	$ 1,267,500
Boeing Co. (The) (a)	52,333	11,050,636
General Dynamics Corp.	20,818	4,478,993
Howmet Aerospace, Inc.	34,040	1,687,022
Huntington Ingalls Industries, Inc.	3,685	838,706
L3Harris Technologies, Inc.	17,532	3,432,240
Lockheed Martin Corp.	20,859	9,603,067
Northrop Grumman Corp.	13,210	6,021,118
Raytheon Technologies Corp.	135,217	13,245,857
Textron, Inc.	18,664	1,262,246
TransDigm Group, Inc.	4,829	4,317,947
		57,205,332
Air Freight & Logistics 0.6%
CH Robinson Worldwide, Inc.	10,776	1,016,716
Expeditors International of Washington, Inc.	14,140	1,712,778
FedEx Corp.	21,400	5,305,060
United Parcel Service, Inc., Class B	67,073	12,022,835
		20,057,389
Automobile Components 0.1%
Aptiv plc (a)	25,033	2,555,619
BorgWarner, Inc.	21,676	1,060,173
		3,615,792
Automobiles 2.2%
Ford Motor Co.	363,684	5,502,539
General Motors Co.	128,645	4,960,551
Tesla, Inc. (a)	249,316	65,263,449
		75,726,539
Banks 3.0%
Bank of America Corp.	641,611	18,407,820
Citigroup, Inc.	180,157	8,294,428
Citizens Financial Group, Inc.	44,789	1,168,097
Comerica, Inc.	12,185	516,157
Fifth Third Bancorp	62,995	1,651,099
Huntington Bancshares, Inc.	133,600	1,440,208
JPMorgan Chase & Co.	270,435	39,332,066
KeyCorp	86,408	798,410
M&T Bank Corp.	15,350	1,899,716
PNC Financial Services Group, Inc. (The)	36,934	4,651,837
Regions Financial Corp.	86,833	1,547,364
Truist Financial Corp.	123,259	3,740,911
U.S. Bancorp	129,093	4,265,233
Wells Fargo & Co.	347,239	14,820,160
	Shares	Value

Banks (continued)
Zions Bancorp NA	13,706	$ 368,143
		102,901,649
Beverages 1.7%
Brown-Forman Corp., Class B	16,930	1,130,586
Coca-Cola Co. (The)	360,186	21,690,401
Constellation Brands, Inc., Class A	14,922	3,672,752
Keurig Dr Pepper, Inc.	77,945	2,437,340
Molson Coors Beverage Co., Class B	17,375	1,143,970
Monster Beverage Corp. (a)	70,712	4,061,697
PepsiCo, Inc.	127,495	23,614,624
		57,751,370
Biotechnology 1.9%
AbbVie, Inc.	163,271	21,997,502
Amgen, Inc.	49,448	10,978,445
Biogen, Inc. (a)	13,395	3,815,566
Gilead Sciences, Inc.	115,448	8,897,577
Incyte Corp. (a)	17,133	1,066,529
Moderna, Inc. (a)	30,339	3,686,189
Regeneron Pharmaceuticals, Inc. (a)	9,985	7,174,622
Vertex Pharmaceuticals, Inc. (a)	23,834	8,387,423
		66,003,853
Broadline Retail 3.2%
Amazon.com, Inc. (a)	826,080	107,687,789
eBay, Inc.	49,486	2,211,529
Etsy, Inc. (a)	11,415	965,823
		110,865,141
Building Products 0.4%
A O Smith Corp.	11,525	838,789
Allegion plc	8,133	976,123
Carrier Global Corp.	77,235	3,839,352
Johnson Controls International plc	63,493	4,326,413
Masco Corp.	20,829	1,195,168
Trane Technologies plc	21,104	4,036,351
		15,212,196
Capital Markets 2.6%
Ameriprise Financial, Inc.	9,641	3,202,354
Bank of New York Mellon Corp. (The)	66,456	2,958,621
BlackRock, Inc.	13,859	9,578,509
Cboe Global Markets, Inc.	9,770	1,348,358
Charles Schwab Corp. (The)	137,525	7,794,917
CME Group, Inc.	33,289	6,168,119
FactSet Research Systems, Inc.	3,546	1,420,705
Franklin Resources, Inc.	26,404	705,251
Goldman Sachs Group, Inc. (The)	30,766	9,923,266

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Intercontinental Exchange, Inc.	51,811	$ 5,858,788
Invesco Ltd.	42,400	712,744
MarketAxess Holdings, Inc.	3,484	910,787
Moody's Corp.	14,604	5,078,103
Morgan Stanley	120,554	10,295,312
MSCI, Inc.	7,409	3,476,970
Nasdaq, Inc.	31,338	1,562,199
Northern Trust Corp.	19,296	1,430,605
Raymond James Financial, Inc.	17,650	1,831,540
S&P Global, Inc.	30,354	12,168,615
State Street Corp.	30,933	2,263,677
T. Rowe Price Group, Inc.	20,782	2,328,000
		91,017,440
Chemicals 1.7%
Air Products and Chemicals, Inc.	20,561	6,158,636
Albemarle Corp.	10,859	2,422,534
Celanese Corp.	9,262	1,072,540
CF Industries Holdings, Inc.	18,038	1,252,198
Corteva, Inc.	65,786	3,769,538
Dow, Inc.	65,457	3,486,240
DuPont de Nemours, Inc.	42,478	3,034,628
Eastman Chemical Co.	11,027	923,180
Ecolab, Inc.	22,923	4,279,495
FMC Corp.	11,571	1,207,318
International Flavors & Fragrances, Inc.	23,604	1,878,642
Linde plc	45,308	17,265,973
LyondellBasell Industries NV, Class A	23,479	2,156,077
Mosaic Co. (The)	30,734	1,075,690
PPG Industries, Inc.	21,786	3,230,864
Sherwin-Williams Co. (The)	21,718	5,766,563
		58,980,116
Commercial Services & Supplies 0.5%
Cintas Corp.	7,997	3,975,149
Copart, Inc. (a)	39,686	3,619,760
Republic Services, Inc.	19,016	2,912,680
Rollins, Inc.	21,429	917,804
Waste Management, Inc.	34,259	5,941,196
		17,366,589
Communications Equipment 0.8%
Arista Networks, Inc. (a)	23,109	3,745,045
Cisco Systems, Inc.	379,037	19,611,374
F5, Inc. (a)	5,596	818,471
Juniper Networks, Inc.	29,761	932,412
	Shares	Value

Communications Equipment (continued)
Motorola Solutions, Inc.	15,521	$ 4,551,999
		29,659,301
Construction & Engineering 0.1%
Quanta Services, Inc.	13,435	2,639,306
Construction Materials 0.2%
Martin Marietta Materials, Inc.	5,735	2,647,792
Vulcan Materials Co.	12,314	2,776,068
		5,423,860
Consumer Finance 0.5%
American Express Co.	55,025	9,585,355
Capital One Financial Corp.	35,333	3,864,370
Discover Financial Services	23,501	2,746,092
Synchrony Financial	39,661	1,345,301
		17,541,118
Consumer Staples Distribution & Retail 1.8%
Costco Wholesale Corp.	41,041	22,095,654
Dollar General Corp.	20,277	3,442,629
Dollar Tree, Inc. (a)	19,249	2,762,231
Kroger Co. (The)	60,436	2,840,492
Sysco Corp.	46,890	3,479,238
Target Corp.	42,713	5,633,845
Walgreens Boots Alliance, Inc.	66,294	1,888,716
Walmart, Inc.	129,802	20,402,278
		62,545,083
Containers & Packaging 0.2%
Amcor plc	136,171	1,358,986
Avery Dennison Corp.	7,471	1,283,518
Ball Corp.	29,109	1,694,435
International Paper Co.	32,117	1,021,642
Packaging Corp. of America	8,323	1,099,968
Sealed Air Corp.	13,361	534,440
Westrock Co.	23,703	689,046
		7,682,035
Distributors 0.1%
Genuine Parts Co.	13,004	2,200,667
LKQ Corp.	23,498	1,369,228
Pool Corp.	3,615	1,354,324
		4,924,219
Diversified Telecommunication Services 0.7%
AT&T, Inc.	661,585	10,552,281
Verizon Communications, Inc.	389,047	14,468,658
		25,020,939

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP S&P 500 Index Portfolio

	Shares	Value
Common Stocks (continued)
Electric Utilities 1.7%
Alliant Energy Corp.	23,240	$ 1,219,635
American Electric Power Co., Inc.	47,640	4,011,288
Constellation Energy Corp.	30,022	2,748,514
Duke Energy Corp.	71,318	6,400,077
Edison International	35,442	2,461,447
Entergy Corp.	19,568	1,905,336
Evergy, Inc.	21,251	1,241,484
Eversource Energy	32,283	2,289,510
Exelon Corp.	92,001	3,748,121
FirstEnergy Corp.	50,361	1,958,036
NextEra Energy, Inc.	187,252	13,894,098
NRG Energy, Inc.	21,329	797,491
PG&E Corp. (a)	149,602	2,585,123
Pinnacle West Capital Corp.	10,475	853,294
PPL Corp.	68,169	1,803,752
Southern Co. (The)	100,908	7,088,787
Xcel Energy, Inc.	50,931	3,166,380
		58,172,373
Electrical Equipment 0.6%
AMETEK, Inc.	21,329	3,452,739
Eaton Corp. plc	36,887	7,417,976
Emerson Electric Co.	52,900	4,781,631
Generac Holdings, Inc. (a)	5,755	858,243
Rockwell Automation, Inc.	10,627	3,501,065
		20,011,654
Electronic Equipment, Instruments & Components 0.6%
Amphenol Corp., Class A	55,092	4,680,065
CDW Corp.	12,473	2,288,796
Corning, Inc.	70,806	2,481,042
Keysight Technologies, Inc. (a)	16,485	2,760,413
TE Connectivity Ltd.	29,161	4,087,206
Teledyne Technologies, Inc. (a)	4,354	1,789,973
Trimble, Inc. (a)	22,927	1,213,755
Zebra Technologies Corp., Class A (a)	4,759	1,407,855
		20,709,105
Energy Equipment & Services 0.3%
Baker Hughes Co.	93,686	2,961,415
Halliburton Co.	83,491	2,754,368
Schlumberger NV	131,903	6,479,075
		12,194,858
Entertainment 1.4%
Activision Blizzard, Inc. (a)	66,205	5,581,081
Electronic Arts, Inc.	24,119	3,128,234
Live Nation Entertainment, Inc. (a)	13,319	1,213,494
	Shares	Value

Entertainment (continued)
Netflix, Inc. (a)	41,139	$ 18,121,318
Take-Two Interactive Software, Inc. (a)	14,679	2,160,162
Walt Disney Co. (The) (a)	169,103	15,097,516
Warner Bros Discovery, Inc. (a)	205,153	2,572,619
		47,874,424
Financial Services 4.2%
Berkshire Hathaway, Inc., Class B (a)	165,030	56,275,230
Fidelity National Information Services, Inc.	54,825	2,998,927
Fiserv, Inc. (a)	57,127	7,206,571
FleetCor Technologies, Inc. (a)	6,828	1,714,374
Global Payments, Inc.	24,242	2,388,322
Jack Henry & Associates, Inc.	6,744	1,128,474
Mastercard, Inc., Class A	77,436	30,455,579
PayPal Holdings, Inc. (a)	103,251	6,889,939
Visa, Inc., Class A	149,754	35,563,580
		144,620,996
Food Products 1.0%
Archer-Daniels-Midland Co.	50,402	3,808,375
Bunge Ltd.	13,937	1,314,956
Campbell Soup Co.	18,576	849,109
Conagra Brands, Inc.	44,126	1,487,929
General Mills, Inc.	54,355	4,169,028
Hershey Co. (The)	13,630	3,403,411
Hormel Foods Corp.	26,812	1,078,379
J M Smucker Co. (The)	9,873	1,457,946
Kellogg Co.	23,790	1,603,446
Kraft Heinz Co. (The)	73,821	2,620,645
Lamb Weston Holdings, Inc.	13,484	1,549,986
McCormick & Co., Inc. (Non-Voting)	23,212	2,024,783
Mondelez International, Inc., Class A	126,029	9,192,555
Tyson Foods, Inc., Class A	26,442	1,349,600
		35,910,148
Gas Utilities 0.0% ‡
Atmos Energy Corp.	13,371	1,555,582
Ground Transportation 0.8%
CSX Corp.	188,144	6,415,711
JB Hunt Transport Services, Inc.	7,673	1,389,043
Norfolk Southern Corp.	21,066	4,776,926
Old Dominion Freight Line, Inc.	8,321	3,076,690
Union Pacific Corp.	56,423	11,545,274
		27,203,644
Health Care Equipment & Supplies 2.9%
Abbott Laboratories	160,926	17,544,153
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
ABIOMED, Inc. (a)(b)(c)	4,165	$ 4,248
Align Technology, Inc. (a)	6,585	2,328,720
Baxter International, Inc.	46,813	2,132,800
Becton Dickinson & Co.	26,284	6,939,239
Boston Scientific Corp. (a)	133,048	7,196,566
Cooper Cos., Inc. (The)	4,577	1,754,959
Dentsply Sirona, Inc.	19,663	786,913
Dexcom, Inc. (a)	35,873	4,610,039
Edwards Lifesciences Corp. (a)	56,101	5,292,007
GE HealthCare Technologies, Inc.	34,720	2,820,653
Hologic, Inc. (a)	22,776	1,844,173
IDEXX Laboratories, Inc. (a)	7,681	3,857,629
Insulet Corp. (a)	6,450	1,859,793
Intuitive Surgical, Inc. (a)	32,427	11,088,088
Medtronic plc	123,120	10,846,872
ResMed, Inc.	13,601	2,971,819
STERIS plc	9,192	2,068,016
Stryker Corp.	31,265	9,538,639
Teleflex, Inc.	4,343	1,051,136
Zimmer Biomet Holdings, Inc.	19,301	2,810,226
		99,346,688
Health Care Providers & Services 2.9%
AmerisourceBergen Corp.	14,980	2,882,601
Cardinal Health, Inc.	23,561	2,228,164
Centene Corp. (a)	50,784	3,425,381
Cigna Group (The)	27,381	7,683,109
CVS Health Corp.	118,642	8,201,721
DaVita, Inc. (a)	5,120	514,406
Elevance Health, Inc.	21,938	9,746,834
HCA Healthcare, Inc.	19,093	5,794,344
Henry Schein, Inc. (a)	12,123	983,175
Humana, Inc.	11,563	5,170,164
Laboratory Corp. of America Holdings	8,203	1,979,630
McKesson Corp.	12,549	5,362,313
Molina Healthcare, Inc. (a)	5,395	1,625,190
Quest Diagnostics, Inc.	10,366	1,457,045
UnitedHealth Group, Inc.	86,160	41,411,942
Universal Health Services, Inc., Class B	5,824	918,853
		99,384,872
Health Care REITs 0.2%
Healthpeak Properties, Inc.	50,621	1,017,482
Ventas, Inc.	37,032	1,750,503
Welltower, Inc.	45,996	3,720,616
		6,488,601
	Shares	Value

Hotel & Resort REITs 0.0% ‡
Host Hotels & Resorts, Inc.	65,820	$ 1,107,751
Hotels, Restaurants & Leisure 2.0%
Booking Holdings, Inc. (a)	3,418	9,229,728
Caesars Entertainment, Inc. (a)	19,915	1,015,067
Carnival Corp. (a)(d)	92,951	1,750,267
Chipotle Mexican Grill, Inc. (a)	2,553	5,460,867
Darden Restaurants, Inc.	11,191	1,869,792
Domino's Pizza, Inc.	3,270	1,101,957
Expedia Group, Inc. (a)	13,197	1,443,620
Hilton Worldwide Holdings, Inc.	24,489	3,564,374
Las Vegas Sands Corp. (a)	30,425	1,764,650
Marriott International, Inc., Class A	23,862	4,383,211
McDonald's Corp.	67,565	20,162,072
MGM Resorts International	27,943	1,227,257
Norwegian Cruise Line Holdings Ltd. (a)(d)	39,253	854,538
Royal Caribbean Cruises Ltd. (a)	20,353	2,111,420
Starbucks Corp.	106,090	10,509,275
Wynn Resorts Ltd.	9,583	1,012,061
Yum! Brands, Inc.	25,922	3,591,493
		71,051,649
Household Durables 0.4%
DR Horton, Inc.	28,723	3,495,302
Garmin Ltd.	14,162	1,476,955
Lennar Corp., Class A	23,473	2,941,402
Mohawk Industries, Inc. (a)	4,891	504,555
Newell Brands, Inc.	34,761	302,421
NVR, Inc. (a)	282	1,790,875
PulteGroup, Inc.	20,658	1,604,713
Whirlpool Corp.	5,067	753,919
		12,870,142
Household Products 1.4%
Church & Dwight Co., Inc.	22,605	2,265,699
Clorox Co. (The)	11,436	1,818,782
Colgate-Palmolive Co.	76,770	5,914,361
Kimberly-Clark Corp.	31,222	4,310,509
Procter & Gamble Co. (The)	218,119	33,097,377
		47,406,728
Independent Power and Renewable Electricity Producers 0.0% ‡
AES Corp. (The)	61,942	1,284,058
Industrial Conglomerates 0.8%
3M Co.	51,053	5,109,895
General Electric Co.	100,775	11,070,134

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP S&P 500 Index Portfolio

	Shares	Value
Common Stocks (continued)
Industrial Conglomerates (continued)
Honeywell International, Inc.	61,581	$ 12,778,057
		28,958,086
Industrial REITs 0.3%
Prologis, Inc.	85,459	10,479,837
Insurance 2.0%
Aflac, Inc.	50,884	3,551,703
Allstate Corp. (The)	24,325	2,652,398
American International Group, Inc.	66,978	3,853,914
Aon plc, Class A	18,901	6,524,625
Arch Capital Group Ltd. (a)	34,465	2,579,705
Arthur J. Gallagher & Co.	19,823	4,352,536
Assurant, Inc.	4,919	618,417
Brown & Brown, Inc.	21,762	1,498,096
Chubb Ltd.	38,329	7,380,632
Cincinnati Financial Corp.	14,552	1,416,201
Everest Re Group Ltd.	3,968	1,356,500
Globe Life, Inc.	8,224	901,515
Hartford Financial Services Group, Inc. (The)	28,710	2,067,694
Lincoln National Corp.	14,251	367,106
Loews Corp.	17,505	1,039,447
Marsh & McLennan Cos., Inc.	45,783	8,610,867
MetLife, Inc.	59,532	3,365,344
Principal Financial Group, Inc.	20,894	1,584,601
Progressive Corp. (The)	54,171	7,170,615
Prudential Financial, Inc.	33,778	2,979,895
Travelers Cos., Inc. (The)	21,375	3,711,983
W R Berkley Corp.	18,582	1,106,744
Willis Towers Watson plc	9,848	2,319,204
		71,009,742
Interactive Media & Services 5.3%
Alphabet, Inc. (a)
Class A	549,794	65,810,342
Class C	472,926	57,209,858

Match Group, Inc. (a)	25,769	1,078,433
Meta Platforms, Inc., Class A (a)	204,718	58,749,971
		182,848,604
IT Services 1.1%
Accenture plc, Class A	58,443	18,034,341
Akamai Technologies, Inc. (a)	14,085	1,265,819
Cognizant Technology Solutions Corp., Class A	46,963	3,065,745
DXC Technology Co. (a)	21,079	563,231
	Shares	Value

IT Services (continued)
EPAM Systems, Inc. (a)	5,359	$ 1,204,435
Gartner, Inc. (a)	7,316	2,562,868
International Business Machines Corp.	84,033	11,244,456
VeriSign, Inc. (a)	8,381	1,893,854
		39,834,749
Leisure Products 0.0% ‡
Hasbro, Inc.	12,058	780,997
Life Sciences Tools & Services 1.6%
Agilent Technologies, Inc.	27,365	3,290,641
Bio-Rad Laboratories, Inc., Class A (a)	1,975	748,762
Bio-Techne Corp.	14,561	1,188,615
Charles River Laboratories International, Inc. (a)	4,737	995,954
Danaher Corp.	61,458	14,749,920
Illumina, Inc. (a)	14,631	2,743,166
IQVIA Holdings, Inc. (a)	17,171	3,859,526
Mettler-Toledo International, Inc. (a)	2,038	2,673,122
Revvity, Inc.	11,609	1,379,033
Thermo Fisher Scientific, Inc.	35,696	18,624,388
Waters Corp. (a)	5,463	1,456,108
West Pharmaceutical Services, Inc.	6,871	2,627,952
		54,337,187
Machinery 1.8%
Caterpillar, Inc.	47,692	11,734,616
Cummins, Inc.	13,100	3,211,596
Deere & Co.	24,954	10,111,111
Dover Corp.	12,935	1,909,853
Fortive Corp.	32,718	2,446,325
IDEX Corp.	6,994	1,505,528
Illinois Tool Works, Inc.	25,593	6,402,345
Ingersoll Rand, Inc.	37,435	2,446,752
Nordson Corp.	4,976	1,234,944
Otis Worldwide Corp.	38,247	3,404,365
PACCAR, Inc.	48,361	4,045,398
Parker-Hannifin Corp.	11,875	4,631,725
Pentair plc	15,265	986,119
Snap-on, Inc.	4,898	1,411,555
Stanley Black & Decker, Inc.	14,172	1,328,058
Westinghouse Air Brake Technologies Corp.	16,646	1,825,567
Xylem, Inc.	22,142	2,493,632
		61,129,489
Media 0.7%
Charter Communications, Inc., Class A (a)	9,615	3,532,263
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Media (continued)
Comcast Corp., Class A	384,919	$ 15,993,384
Fox Corp.
Class A	24,899	846,566
Class B	12,645	403,249

Interpublic Group of Cos., Inc. (The)	35,724	1,378,232
News Corp.
Class A	35,313	688,603
Class B	10,889	214,731

Omnicom Group, Inc.	18,464	1,756,850
Paramount Global, Class B (d)	46,920	746,497
		25,560,375
Metals & Mining 0.4%
Freeport-McMoRan, Inc.	132,640	5,305,600
Newmont Corp.	73,544	3,137,387
Nucor Corp.	23,249	3,812,371
Steel Dynamics, Inc.	14,861	1,618,809
		13,874,167
Multi-Utilities 0.7%
Ameren Corp.	24,302	1,984,744
CenterPoint Energy, Inc.	58,397	1,702,273
CMS Energy Corp.	26,965	1,584,194
Consolidated Edison, Inc.	32,070	2,899,128
Dominion Energy, Inc.	77,360	4,006,474
DTE Energy Co.	19,074	2,098,521
NiSource, Inc.	38,226	1,045,481
Public Service Enterprise Group, Inc.	46,193	2,892,144
Sempra Energy	29,119	4,239,435
WEC Energy Group, Inc.	29,203	2,576,873
		25,029,267
Office REITs 0.1%
Alexandria Real Estate Equities, Inc.	14,582	1,654,911
Boston Properties, Inc.	13,207	760,591
		2,415,502
Oil, Gas & Consumable Fuels 3.7%
APA Corp.	28,558	975,827
Chevron Corp.	161,271	25,375,992
ConocoPhillips	111,982	11,602,455
Coterra Energy, Inc.	70,096	1,773,429
Devon Energy Corp.	59,384	2,870,623
Diamondback Energy, Inc.	16,759	2,201,462
EOG Resources, Inc.	54,124	6,193,950
EQT Corp.	33,467	1,376,498
Exxon Mobil Corp.	374,149	40,127,480
Hess Corp.	25,574	3,476,785
	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Kinder Morgan, Inc.	182,518	$ 3,142,960
Marathon Oil Corp.	57,154	1,315,685
Marathon Petroleum Corp.	39,264	4,578,182
Occidental Petroleum Corp.	66,491	3,909,671
ONEOK, Inc.	41,407	2,555,640
Phillips 66	42,464	4,050,216
Pioneer Natural Resources Co.	21,630	4,481,303
Targa Resources Corp.	20,916	1,591,708
Valero Energy Corp.	33,456	3,924,389
Williams Cos., Inc. (The)	112,763	3,679,457
		129,203,712
Passenger Airlines 0.2%
Alaska Air Group, Inc. (a)	11,807	627,896
American Airlines Group, Inc. (a)	60,417	1,083,881
Delta Air Lines, Inc. (a)	59,478	2,827,584
Southwest Airlines Co.	55,069	1,994,049
United Airlines Holdings, Inc. (a)	30,351	1,665,359
		8,198,769
Personal Care Products 0.1%
Estee Lauder Cos., Inc. (The), Class A	21,458	4,213,922
Pharmaceuticals 4.1%
Bristol-Myers Squibb Co.	194,417	12,432,967
Catalent, Inc. (a)	16,673	722,941
Eli Lilly & Co.	72,914	34,195,208
Johnson & Johnson	240,493	39,806,401
Merck & Co., Inc.	234,820	27,095,880
Organon & Co.	23,604	491,199
Pfizer, Inc.	522,430	19,162,732
Viatris, Inc.	110,961	1,107,391
Zoetis, Inc.	42,765	7,364,561
		142,379,280
Professional Services 0.7%
Automatic Data Processing, Inc.	38,231	8,402,791
Broadridge Financial Solutions, Inc.	10,918	1,808,348
Ceridian HCM Holding, Inc. (a)	14,347	960,819
Equifax, Inc.	11,350	2,670,655
Jacobs Solutions, Inc.	11,731	1,394,698
Leidos Holdings, Inc.	12,694	1,123,165
Paychex, Inc.	29,701	3,322,651
Paycom Software, Inc.	4,499	1,445,259
Robert Half International, Inc.	9,971	750,019
Verisk Analytics, Inc.	13,399	3,028,576
		24,906,981

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP S&P 500 Index Portfolio

	Shares	Value
Common Stocks (continued)
Real Estate Management & Development 0.2%
CBRE Group, Inc., Class A (a)	28,765	$ 2,321,623
CoStar Group, Inc. (a)	37,807	3,364,823
		5,686,446
Residential REITs 0.3%
AvalonBay Communities, Inc.	13,141	2,487,197
Camden Property Trust	9,880	1,075,636
Equity Residential	31,558	2,081,881
Essex Property Trust, Inc.	5,940	1,391,742
Invitation Homes, Inc.	53,774	1,849,826
Mid-America Apartment Communities, Inc.	10,796	1,639,480
UDR, Inc.	28,631	1,229,988
		11,755,750
Retail REITs 0.3%
Federal Realty OP LP	6,779	656,004
Kimco Realty Corp.	57,366	1,131,257
Realty Income Corp.	62,302	3,725,037
Regency Centers Corp.	14,258	880,717
Simon Property Group, Inc.	30,269	3,495,464
		9,888,479
Semiconductors & Semiconductor Equipment 7.3%
Advanced Micro Devices, Inc. (a)	149,027	16,975,666
Analog Devices, Inc.	46,813	9,119,641
Applied Materials, Inc.	78,209	11,304,329
Broadcom, Inc.	38,583	33,468,052
Enphase Energy, Inc. (a)	12,682	2,123,981
First Solar, Inc. (a)	9,194	1,747,687
Intel Corp.	385,994	12,907,639
KLA Corp.	12,697	6,158,299
Lam Research Corp.	12,432	7,992,036
Microchip Technology, Inc.	50,694	4,541,675
Micron Technology, Inc.	101,278	6,391,655
Monolithic Power Systems, Inc.	4,169	2,252,219
NVIDIA Corp.	228,869	96,816,164
NXP Semiconductors NV	24,037	4,919,893
ON Semiconductor Corp. (a)	39,967	3,780,079
Qorvo, Inc. (a)	9,248	943,573
QUALCOMM, Inc.	103,092	12,272,072
Skyworks Solutions, Inc.	14,718	1,629,135
SolarEdge Technologies, Inc. (a)	5,214	1,402,827
Teradyne, Inc.	14,348	1,597,363
Texas Instruments, Inc.	83,996	15,120,960
		253,464,945
	Shares	Value

Software 10.2%
Adobe, Inc. (a)	42,449	$ 20,757,137
ANSYS, Inc. (a)	8,020	2,648,765
Autodesk, Inc. (a)	19,818	4,054,961
Cadence Design Systems, Inc. (a)	25,235	5,918,112
Fair Isaac Corp. (a)	2,313	1,871,703
Fortinet, Inc. (a)	60,311	4,558,908
Gen Digital, Inc.	52,662	976,880
Intuit, Inc.	25,962	11,895,529
Microsoft Corp.	688,097	234,324,552
Oracle Corp.	142,412	16,959,845
Palo Alto Networks, Inc. (a)	27,964	7,145,082
PTC, Inc. (a)	9,854	1,402,224
Roper Technologies, Inc.	9,864	4,742,611
Salesforce, Inc. (a)	90,601	19,140,367
ServiceNow, Inc. (a)	18,855	10,595,944
Synopsys, Inc. (a)	14,094	6,136,669
Tyler Technologies, Inc. (a)	3,880	1,615,904
		354,745,193
Specialized REITs 1.1%
American Tower Corp.	43,129	8,364,438
Crown Castle, Inc.	40,133	4,572,754
Digital Realty Trust, Inc. (d)	26,962	3,070,163
Equinix, Inc.	8,655	6,785,001
Extra Space Storage, Inc.	12,498	1,860,327
Iron Mountain, Inc.	26,987	1,533,401
Public Storage	14,643	4,273,999
SBA Communications Corp.	10,026	2,323,626
VICI Properties, Inc.	92,922	2,920,538
Weyerhaeuser Co.	67,768	2,270,906
		37,975,153
Specialty Retail 2.1%
Advance Auto Parts, Inc.	5,486	385,666
AutoZone, Inc. (a)	1,703	4,246,192
Bath & Body Works, Inc.	21,147	793,012
Best Buy Co., Inc.	18,010	1,475,919
CarMax, Inc. (a)	14,630	1,224,531
Home Depot, Inc. (The)	93,715	29,111,628
Lowe's Cos., Inc.	55,188	12,455,932
O'Reilly Automotive, Inc. (a)	5,634	5,382,160
Ross Stores, Inc.	31,654	3,549,363
TJX Cos., Inc. (The)	106,562	9,035,392
Tractor Supply Co.	10,140	2,241,954
Ulta Beauty, Inc. (a)	4,635	2,181,208
		72,082,957
Technology Hardware, Storage & Peripherals 7.9%
Apple, Inc. (e)	1,368,236	265,396,737
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Technology Hardware, Storage & Peripherals (continued)
Hewlett Packard Enterprise Co.	119,923	$ 2,014,706
HP, Inc.	80,225	2,463,710
NetApp, Inc.	19,795	1,512,338
Seagate Technology Holdings plc	17,822	1,102,647
Western Digital Corp. (a)	29,608	1,123,032
		273,613,170
Textiles, Apparel & Luxury Goods 0.4%
NIKE, Inc., Class B	114,021	12,584,498
Ralph Lauren Corp.	3,795	467,923
Tapestry, Inc.	21,451	918,103
VF Corp.	30,585	583,868
		14,554,392
Tobacco 0.6%
Altria Group, Inc.	165,192	7,483,198
Philip Morris International, Inc.	143,644	14,022,527
		21,505,725
Trading Companies & Distributors 0.3%
Fastenal Co.	52,871	3,118,860
United Rentals, Inc.	6,361	2,832,999
WW Grainger, Inc.	4,132	3,258,454
		9,210,313
Water Utilities 0.1%
American Water Works Co., Inc.	18,013	2,571,356
Wireless Telecommunication Services 0.2%
T-Mobile US, Inc. (a)	53,300	7,403,370
Total Common Stocks (f) (Cost $1,000,265,107)		3,438,950,455

Short-Term Investments 1.1%
Affiliated Investment Company 0.0% ‡
MainStay U.S. Government Liquidity Fund, 5.06% (g)	93,302	93,302
Unaffiliated Investment Company 0.1%
Invesco Government & Agency Portfolio, 5.158% (g)(h)	2,927,894	2,927,894

	Principal Amount	Value
Short-Term Investments 1.1%
U.S. Treasury Debt 1.0%
U.S. Treasury Bills
5.132%, due 10/5/23 (e)(i)	$ 37,000,000	$ 36,500,158
Total Short-Term Investments (Cost $39,523,566)		39,521,354
Total Investments (Cost $1,039,788,673)	100.0%	3,478,471,809
Other Assets, Less Liabilities	(0.0)‡	(130,851)
Net Assets	100.0%	$ 3,478,340,958

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	Illiquid security—As of June 30, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $4,248, which represented less than one-tenth of a percent of the Portfolio’s net assets.
(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(d)	All or a portion of this security was held on loan. As of June 30, 2023, the aggregate market value of securities on loan was $3,888,932; the total market value of collateral held by the Portfolio was $3,972,781. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $1,044,887. The Portfolio received cash collateral with a value of $2,927,894. (See Note 2(I))
(e)	Represents a security, or portion thereof, which was maintained at the broker as collateral for futures contracts.
(f)	The combined market value of common stocks and notional value of Standard & Poor’s 500 Index futures contracts represents 99.9% of the Portfolio’s net assets.
(g)	Current yield as of June 30, 2023.
(h)	Represents a security purchased with cash collateral received for securities on loan.
(i)	Interest rate shown represents yield to maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP S&P 500 Index Portfolio

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ —(a)	$ 16,198	$ (16,105)	$ —	$ —	$ 93	$ 4	$ —	93

(a)	Less than $500.
Futures Contracts
As of June 30, 2023, the Portfolio held the following futures contracts:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[1]
Long Contracts
S&P 500 E-Mini Index	164	September 2023	$ 36,074,418	$ 36,803,650	$ 729,232

1.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2023.

Abbreviation(s):
REIT—Real Estate Investment Trust
The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 3,438,946,207	$ —	$ 4,248	$ 3,438,950,455
Short-Term Investments
Affiliated Investment Company	93,302	—	—	93,302
Unaffiliated Investment Company	2,927,894	—	—	2,927,894
U.S. Treasury Debt	—	36,500,158	—	36,500,158
Total Short-Term Investments	3,021,196	36,500,158	—	39,521,354
Total Investments in Securities	3,441,967,403	36,500,158	4,248	3,478,471,809
Other Financial Instruments
Futures Contracts (b)	729,232	—	—	729,232
Total Investments in Securities and Other Financial Instruments	$ 3,442,696,635	$ 36,500,158	$ 4,248	$ 3,479,201,041

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $1,039,695,371) including securities on loan of $3,888,932	$3,478,378,507
Investment in affiliated investment companies, at value (identified cost $93,302)	93,302
Receivables:
Dividends	2,231,570
Portfolio shares sold	1,888,800
Variation margin on futures contracts	401,578
Securities lending	567
Other assets	29,535
Total assets	3,483,023,859
Liabilities
Cash collateral received for securities on loan	2,927,894
Due to custodian	6,371
Payables:
Portfolio shares redeemed	995,525
NYLIFE Distributors (See Note 3)	403,809
Manager (See Note 3)	252,931
Professional fees	27,822
Shareholder communication	16,129
Custodian	9,358
Accrued expenses	43,062
Total liabilities	4,682,901
Net assets	$3,478,340,958
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 43,000
Additional paid-in-capital	930,440,494
930,483,494
Total distributable earnings (loss)	2,547,857,464
Net assets	$3,478,340,958
Initial Class
Net assets applicable to outstanding shares	$1,458,719,727
Shares of beneficial interest outstanding	17,916,278
Net asset value per share outstanding	$ 81.42
Service Class
Net assets applicable to outstanding shares	$2,019,621,231
Shares of beneficial interest outstanding	25,083,951
Net asset value per share outstanding	$ 80.51

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP S&P 500 Index Portfolio

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $7,289)	$ 26,815,408
Interest	773,719
Securities lending, net	7,888
Dividends-affiliated	3,986
Total income	27,601,001
Expenses
Manager (See Note 3)	2,506,381
Distribution/Service—Service Class (See Note 3)	2,297,169
Professional fees	111,571
Shareholder communication	51,835
Trustees	37,301
Custodian	24,473
Registration	79
Miscellaneous	236,887
Total expenses before waiver/reimbursement	5,265,696
Expense waiver/reimbursement from Manager (See Note 3)	(1,062,598)
Net expenses	4,203,098
Net investment income (loss)	23,397,903
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	2,231,754
Futures transactions	2,182,415
Foreign currency transactions	(167)
Net realized gain (loss)	4,414,002
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	470,954,963
Futures contracts	1,543,957
Net change in unrealized appreciation (depreciation)	472,498,920
Net realized and unrealized gain (loss)	476,912,922
Net increase (decrease) in net assets resulting from operations	$500,310,825
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 23,397,903	$ 42,206,959
Net realized gain (loss)	4,414,002	54,948,557
Net change in unrealized appreciation (depreciation)	472,498,920	(780,676,025)
Net increase (decrease) in net assets resulting from operations	500,310,825	(683,520,509)
Distributions to shareholders:
Initial Class	—	(62,047,386)
Service Class	—	(79,677,136)
Total distributions to shareholders	—	(141,724,522)
Capital share transactions:
Net proceeds from sales of shares	136,800,799	291,292,111
Net asset value of shares issued to shareholders in reinvestment of distributions	—	141,724,522
Cost of shares redeemed	(161,491,841)	(417,633,674)
Increase (decrease) in net assets derived from capital share transactions	(24,691,042)	15,382,959
Net increase (decrease) in net assets	475,619,783	(809,862,072)
Net Assets
Beginning of period	3,002,721,175	3,812,583,247
End of period	$3,478,340,958	$3,002,721,175
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP S&P 500 Index Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 69.69	$ 89.76	$ 71.41	$ 61.70	$ 48.11	$ 52.02
Net investment income (loss) (a)	0.60	1.12	1.03	1.00	1.01	1.04
Net realized and unrealized gain (loss)	11.13	(17.63)	19.19	10.13	13.88	(3.15)
Total from investment operations	11.73	(16.51)	20.22	11.13	14.89	(2.11)
Less distributions:
From net investment income	—	(1.12)	(1.01)	(0.91)	(1.00)	(0.78)
From net realized gain on investments	—	(2.44)	(0.86)	(0.51)	(0.30)	(1.02)
Total distributions	—	(3.56)	(1.87)	(1.42)	(1.30)	(1.80)
Net asset value at end of period	$ 81.42	$ 69.69	$ 89.76	$ 71.41	$ 61.70	$ 48.11
Total investment return (b)	16.83%(c)	(18.19)%	28.55%	18.24%	31.25%	(4.52)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.62%††	1.45%	1.28%	1.61%	1.80%	1.95%
Net expenses (d)	0.12%††	0.12%	0.12%	0.13%	0.16%	0.16%
Expenses (before waiver/reimbursement) (d)	0.19%††	0.19%	0.18%	0.20%	0.19%	0.19%
Portfolio turnover rate	1%	2%	3%	2%	7%	9%
Net assets at end of period (in 000's)	$ 1,458,720	$ 1,271,411	$ 1,745,640	$ 1,749,834	$ 1,123,943	$ 1,001,911

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Service Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 69.01	$ 88.87	$ 70.76	$ 61.19	$ 47.74	$ 51.66
Net investment income (loss) (a)	0.50	0.92	0.83	0.83	0.86	0.90
Net realized and unrealized gain (loss)	11.00	(17.43)	18.99	10.03	13.77	(3.13)
Total from investment operations	11.50	(16.51)	19.82	10.86	14.63	(2.23)
Less distributions:
From net investment income	—	(0.91)	(0.85)	(0.78)	(0.88)	(0.67)
From net realized gain on investments	—	(2.44)	(0.86)	(0.51)	(0.30)	(1.02)
Total distributions	—	(3.35)	(1.71)	(1.29)	(1.18)	(1.69)
Net asset value at end of period	$ 80.51	$ 69.01	$ 88.87	$ 70.76	$ 61.19	$ 47.74
Total investment return (b)	16.66%(c)	(18.40)%	28.23%	17.95%	30.92%	(4.76)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.37%††	1.21%	1.03%	1.37%	1.54%	1.70%
Net expenses (d)	0.37%††	0.37%	0.37%	0.38%	0.41%	0.41%
Expenses (before waiver/reimbursement) (d)	0.44%††	0.44%	0.43%	0.45%	0.44%	0.44%
Portfolio turnover rate	1%	2%	3%	2%	7%	9%
Net assets at end of period (in 000's)	$ 2,019,621	$ 1,731,310	$ 2,066,943	$ 1,620,242	$ 1,341,639	$ 920,531

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP S&P 500 Index Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP S&P 500 Index Portfolio (formerly known as MainStay VP MacKay S&P 500 Index Portfolio) (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Service Class	June 5, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that

23

Notes to Financial Statements (Unaudited) (continued)
quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value.
Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by

24	MainStay VP S&P 500 Index Portfolio

the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Portfolio's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Portfolio's procedures described above. The liquidity of the Portfolio's investments was determined as of June 30, 2023, and can change at any time. Illiquid investments as of June 30, 2023, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
25

Notes to Financial Statements (Unaudited) (continued)
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2023, are shown in the Portfolio of Investments.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities

26	MainStay VP S&P 500 Index Portfolio

lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2023, are shown in the Portfolio of Investments.
(J) Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values.
Fair value of derivative instruments as of June 30, 2023:
Asset Derivatives	Equity Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$729,232	$729,232
Total Fair Value	$729,232	$729,232

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2023:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Futures Transactions	$2,182,415	$2,182,415
Total Net Realized Gain (Loss)	$2,182,415	$2,182,415

Net Change in Unrealized Appreciation (Depreciation)	Equity Contracts Risk	Total
Futures Contracts	$1,543,957	$1,543,957
Total Net Change in Unrealized Appreciation (Depreciation)	$1,543,957	$1,543,957

Average Notional Amount	Total
Futures Contracts Long	$32,646,094
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. IndexIQ Advisors LLC (“IndexIQ” or the “Subadvisor”), a registered investment adviser and an affiliate of New York Life Investments, is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and IndexIQ, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the
27

Notes to Financial Statements (Unaudited) (continued)
facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.16% up to $2.5 billion; and 0.15% in excess of $2.5 billion. During the six-month period ended June 30, 2023, the effective management fee rate was 0.16% (exclusive of any applicable waivers/reimbursements).
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.12% and 0.37%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended June 30, 2023, New York Life Investments earned fees from the Portfolio in the amount of $2,506,381 and waived fees and/or reimbursed expenses in the amount of $1,062,598 and paid the Subadvisor fees in the amount of $721,891.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,056,265,803	$2,452,492,509	$(30,286,503)	$2,422,206,006
During the year ended December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$ 88,524,568
Long-Term Capital Gains	53,199,954
Total	$141,724,522
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and

28	MainStay VP S&P 500 Index Portfolio

the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2023, purchases and sales of securities, other than short-term securities, were $23,895 and $25,889, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2023 and the year ended December 31, 2022, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	258,245	$ 19,327,653
Shares redeemed	(584,549)	(43,688,817)
Net increase (decrease)	(326,304)	$ (24,361,164)
Year ended December 31, 2022:
Shares sold	460,168	$ 34,910,174
Shares issued to shareholders in reinvestment of distributions	934,676	62,047,386
Shares redeemed	(2,599,133)	(206,953,691)
Net increase (decrease)	(1,204,289)	$(109,996,131)

Service Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	1,581,671	$ 117,473,146
Shares redeemed	(1,586,985)	(117,803,024)
Net increase (decrease)	(5,314)	$ (329,878)
Year ended December 31, 2022:
Shares sold	3,369,175	$ 256,381,937
Shares issued to shareholders in reinvestment of distributions	1,211,573	79,677,136
Shares redeemed	(2,748,435)	(210,679,983)
Net increase (decrease)	1,832,313	$ 125,379,090
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Portfolio, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2023, events and transactions subsequent to June 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
29

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk. A Portfolio's liquidity risk is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The Board of Trustees of MainStay VP Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
30	MainStay VP S&P 500 Index Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
31

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

2023 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5034701	MSVPSP10-08/23
(NYLIAC) NI529

MainStay VP CBRE Global Infrastructure Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended June 30, 2023. Markets reacted positively to several developments – easing inflationary pressures and softening monetary policy – the most prominent among them.
At the start of the reporting period, high levels of inflation had already begun to show signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.06% in June 2022, the annualized U.S. inflation rate as measured by the Consumer Price Index fell to 6.41% in January 2023, and to 2.97% in June 2023, according to the most recent figures. At the same time, the Fed increased the benchmark federal funds rate, from 4.25%–4.50% at the beginning of the reporting period, to 5.00%–5.25% as of June 30, 2023. While the Fed signaled that further rate increases were likely in 2023, the Fed also appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a negative note, rising interest rates contributed to the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry, and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the S&P 500® Index’s strongest sector, followed by consumer discretionary. However, the communications services, utilities and energy sectors lost substantial ground as value-oriented stocks fell out of favor and oil prices declined, with financials and health care shares dipping more mildly. While international markets rose, they generally trailed the U.S. market, with developed international markets outperforming their emerging markets counterparts.
Corporate bond prices trended moderately higher amid high volatility, bolstered by positive inflationary and interest rate trends in the United States while constrained by banking industry turmoil. After years of low yields and tight credit spreads, the sector benefited from more attractive valuations and income opportunities. Markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. Long-term rates remained lower than short-term rates throughout the reporting period, a yield curve inversion that reminded investors of the uncertainties implicit in the current economic environment. U.S. Treasury bonds provided more modest gains, with the positive impact of declining inflation largely balanced by the negative impact of high consumer prices.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the long-term focus, unique perspectives and commitment to client service you expect.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date[1]	Six Months[2]	One Year	Five Years	Since Inception	Gross Expense Ratio[3]
Initial Class Shares	5/1/2015	1.81%	1.43%	-5.02%	-3.02%	1.13%
Service Class Shares	5/1/2015	1.68	1.18	-5.26	-3.26	1.38

1.	Effective February 28, 2020, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Since Inception
FTSE Global Core Infrastructure 50/50 Index (Net)[2]	0.20%	-0.62%	5.18%	5.07%
Morningstar Infrastructure Category Average[3]	3.31	2.13	5.69	4.21

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The FTSE Global Core Infrastructure 50/50 Index (Net) is the Portfolio’s primary broad-based securities market index for comparison purposes. The FTSE Global Core Infrastructure 50/50 Index (Net) is a market-capitalization-weighted index of worldwide infrastructure and infrastructure-related securities. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors.
3.	The Morningstar Infrastructure Category Average is representative of funds that invest more than 60% of their assets in stocks of companies engaged in infrastructure activities. Industries considered to be part of the infrastructure sector include: oil & gas midstream; waste management; airports; integrated shipping; railroads; shipping & ports; trucking; engineering & construction; infrastructure operations; and the utilities sector. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP CBRE Global Infrastructure Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,018.10	$4.75	$1,020.08	$4.76	0.95%
Service Class Shares	$1,000.00	$1,016.80	$6.00	$1,018.84	$6.01	1.20%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP CBRE Global Infrastructure Portfolio

Country Composition as of June 30, 2023 (Unaudited)
United States	52.1%
Australia	7.5
Spain	7.3
Canada	6.5
France	6.3
Japan	5.0
United Kingdom	4.8
Italy	3.3
China	2.5%
Portugal	1.9
Mexico	1.5
Hong Kong	1.1
New Zealand	0.7
Other Assets, Less Liabilities	–0.5
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2023 (excluding short-term investments) (Unaudited)
1.	NextEra Energy, Inc.
2.	American Tower Corp.
3.	Cellnex Telecom SA
4.	Vinci SA
5.	Transurban Group
6.	WEC Energy Group, Inc.
7.	Enbridge, Inc.
8.	Aena SME SA
9.	Central Japan Railway Co.
10.	Ameren Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jeremy Anagnos, CFA, Joseph P. Smith, CFA, Daniel Foley, CFA, and Hinds Howard of CBRE Investment Management Listed Real Assets LLC (“CBRE”), the Portfolio’s Subadvisor.
How did MainStay VP CBRE Global Infrastructure Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP CBRE Global Infrastructure Portfolio returned 1.81% for Initial Class shares and 1.68% for Service Class shares. Over the same period, both share classes outperformed the 0.20% return of the FTSE Global Core Infrastructure 50/50 Index (Net) (the "Index"), which is the Portfolio’s benchmark. For the six months ended June 30, 2023, both share classes underperformed the 3.31% return of the Morningstar Infrastructure Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio outperformed the Index during the reporting period largely due to positive sector allocation and, to a lesser extent, positive stock selection. Sector allocation enhanced relative returns as a result of the Portfolio’s overweight exposure to Continental Europe, where returns were particularly strong, as the region continued to rebound from the impact of Russia’s war in Ukraine.
During the reporting period, which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
The sectors providing the strongest positive contributions to the Portfolio’s performance relative to the Index included communications and transportation. (Contributions take weightings and total returns into account.) Most communication stocks (with the exception of U.S. towers) performed well globally, and the Portfolio’s positioning bolstered relative performance, due to both positive stock selection and positive allocation. The transportation sector, where the Portfolio held overweight exposure, also produced significant positive returns, most notably in Asia and Continental Europe, as volumes for passenger-related transport infrastructure continued to rebound in the wake of the COVID-19 pandemic.
The weakest contribution to the Portfolio’s relative performance came from structurally underweight exposure to emerging markets, which outperformed during the reporting period.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The holdings that contributed most to the Portfolio’s absolute returns included Spanish airport operator Aena, Spanish tower company Cellnex Telecom and French toll road operator Vinci. European stocks produced strong absolute performance, with a recovery in the Euro relative to the U.S. dollar boosting returns. Aena and Vinci both benefited from increased traffic volumes across their transportation networks. The feared recession in Europe did not materialize during the reporting period, and tourism boomed. After Cellnex’s weak performance in 2022, despite solid fundamental demand for its towers, a resumption in merger and acquisition activity in the sector highlighted the discounted nature of the assets, while a management change was further cheered by the market. Another notably strong contributor to the Portfolio’s absolute returns, Australian data center owner and developer NEXTDC, expanded into Singapore while funding the expansion by raising equity capital in a well-received offering. Demand for data centers continued to grow, in part due to the increasing commercial deployment of artificial intelligence (“AI”) systems.
The holdings that detracted the most from the Portfolio’s absolute returns included U.S. integrated utilities NextEra Energy and AES, as well as U.S. tower operator Crown Castle. Both NextEra and AES are beneficiaries of the Inflation Reduction Act (“IRA”) that was passed in August 2022. While the stocks initially rebounded after the Act passed, in the first half of 2023 the market focused on the rising cost of capital and inflation in prices for renewable development, which led to a downturn for the renewable energy sector. The IRA legislation provides long-term support for predictable earnings growth, but no near-term catalyst for stock appreciation. Crown Castle succumbed to higher interest rates set by the U.S. Federal Reserve, as the U.S. tower sector is viewed as interest-rate sensitive. Notably, the entire telecommunications services group produced weak returns, raising concerns that mobile service companies might not able to invest in their network.
Did the Portfolio make any significant purchases or sales during the reporting period?
The most significant purchases during the reporting period included a new position in U.S. freight railroad operator CSX, in addition to increased positions in U.S. utility Southern Company and Japanese passenger rail company Central Japan Railway. We believe that CSX is poised for growth in volumes and stable margins in the second half of 2023, since the company was quick to bring back workers and improve service levels. We expect the market to reward Southern Company with a premium multiple upon the final stage of starting its nuclear plant in Georgia. We see potential for Central Japan Railway to raise guidance as post-pandemic leisure traffic on its railway improves.
The Portfolio’s most significant sales during the same period included reducing exposure to U.S. regulated utilities American Electric Power and Xcel Energy, in addition to exiting a position in U.S. midstream operator The Williams Companies. We reduced

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP CBRE Global Infrastructure Portfolio

exposure to American Electric Power and Xcel Energy due to our less favorable view of the regulated utility sector in light of higher interest rates and weaker regulatory outcomes. We sold the Portfolio’s position in Williams as the outlook for its pipelines appeared more challenged given a sharp sell-off in natural gas prices.
How did the Portfolio’s sector/subsector weightings change during the reporting period?
During the reporting period, we increased the Portfolio’s sector exposure most significantly to the U.S. and Japanese railroad sectors. We believe the absence of a recession thus far bodes well for traffic volumes of passenger and freight rail. While volumes have remained weak for U.S. freight railroads, the second half of 2023 offers easier quarterly comparisons, and companies have improved their service levels to meet the demand. The end of pandemic-related travel restrictions, most recently in Asia, should lead to strong growth in leisure travel, which we believe will benefit Japan passenger rail companies.
During the same period, the Portfolio’s most significant reductions in sector weightings came from U.S. utilities and U.S. midstream sectors. U.S. utilities faced rising cost of capital, while the regulatory environment grew less favorable. Midstream stocks were the best performers in 2022 due to higher commodity prices, but the sharp decline in oil and natural gas prices in the first half of 2023 created a less favorable environment.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2023, the Portfolio held materially overweight exposure to communications globally. Communications continues to experience robust growth driven by trends in increasing data usage and the need for new infrastructure to support the digital economy. We believe communications infrastructure companies in the listed space are among the most well-positioned entities to benefit from positive trends in this sector. Communications assets remain particularly desirable in the private infrastructure market, where transaction activity is supportive of valuations in the listed space. The Portfolio also maintains an overweight bias toward leisure-exposed transportation assets, including toll roads, passenger rail and select airports, where volumes have remained resilient and valuations attractive. The Portfolio maintains an underweight exposure to the emerging markets sector where valuations are unattractive and risk factors elevated.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2023†^(Unaudited)
	Shares	Value
Common Stocks 98.6%
Australia 7.5%
Atlas Arteria Ltd. (Transportation)	212,638	$ 879,639
NEXTDC Ltd. (Communications) (a)	45,367	380,183
Transurban Group (Transportation)	136,342	1,294,245
		2,554,067
Canada 6.5%
Canadian National Railway Co. (Transportation)	2,832	342,940
Enbridge, Inc. (Midstream / Pipelines)	30,807	1,145,074
Pembina Pipeline Corp. (Midstream / Pipelines)	23,199	729,374
		2,217,388
China 2.5%
China Resources Gas Group Ltd. (Utilities)	94,977	324,832
ENN Energy Holdings Ltd. (Utilities)	20,298	252,819
Guangdong Investment Ltd. (Utilities)	342,395	295,379
		873,030
France 6.3%
Eiffage SA (Transportation)	7,587	791,301
Vinci SA (Transportation)	11,584	1,344,692
		2,135,993
Hong Kong 1.1%
CK Infrastructure Holdings Ltd. (Utilities)	71,481	378,112
Italy 3.3%
Enel SpA (Utilities)	137,570	925,918
Infrastrutture Wireless Italiane SpA (Communications)	15,893	209,497
		1,135,415
Japan 5.0%
Central Japan Railway Co. (Transportation)	8,241	1,031,446
West Japan Railway Co. (Transportation)	15,924	661,040
		1,692,486
Mexico 1.5%
Grupo Aeroportuario del Pacifico SAB de CV, Class B (Transportation)	27,765	498,349
New Zealand 0.7%
Infratil Ltd. (Diversified)	38,382	239,084
Portugal 1.9%
EDP - Energias de Portugal SA (Utilities)	135,459	661,610
	Shares	Value

Spain 7.3%
Aena SME SA (Transportation)	6,523	$ 1,053,449
Cellnex Telecom SA (Communications)	35,986	1,452,520
		2,505,969
United Kingdom 4.8%
National Grid plc (Utilities)	75,097	992,358
Pennon Group plc (Utilities)	19,041	171,934
SSE plc (Utilities)	19,889	465,019
		1,629,311
United States 50.2%
AES Corp. (The) (Utilities)	23,362	484,294
ALLETE, Inc. (Utilities)	4,621	267,879
Ameren Corp. (Utilities)	12,295	1,004,133
American Electric Power Co., Inc. (Utilities)	4,007	337,389
American Tower Corp. (Communications)	8,636	1,674,866
Cheniere Energy, Inc. (Midstream / Pipelines)	4,519	688,515
CMS Energy Corp. (Utilities)	12,466	732,377
Constellation Energy Corp. (Utilities)	3,121	285,728
Crown Castle, Inc. (Communications)	7,304	832,218
CSX Corp. (Transportation)	19,276	657,312
Equinix, Inc. (Communications)	524	410,785
FirstEnergy Corp. (Utilities)	6,023	234,174
NextEra Energy Partners LP (Utilities) (b)	4,072	238,782
NextEra Energy, Inc. (Utilities)	22,705	1,684,711
NiSource, Inc. (Utilities)	15,585	426,250
OGE Energy Corp. (Utilities)	14,685	527,338
PG&E Corp. (Utilities) (a)	20,093	347,207
PPL Corp. (Utilities)	32,764	866,935
Public Service Enterprise Group, Inc. (Utilities)	10,279	643,568
Sempra Energy (Utilities)	5,790	842,966
Southern Co. (The) (Utilities)	12,885	905,171
Targa Resources Corp. (Midstream / Pipelines)	6,269	477,071
Union Pacific Corp. (Transportation)	3,803	778,170
WEC Energy Group, Inc. (Utilities)	13,709	1,209,682
Xcel Energy, Inc. (Utilities)	8,880	552,070
		17,109,591
Total Common Stocks (Cost $32,524,172)		33,630,405
Short-Term Investments 1.9%
Affiliated Investment Company 1.3%
United States 1.3%
MainStay U.S. Government Liquidity Fund, 5.06% (c)	436,634	436,634

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP CBRE Global Infrastructure Portfolio

	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Company 0.6%
United States 0.6%
Invesco Government & Agency Portfolio, 5.158% (c)(d)	214,286	$ 214,286
Total Short-Term Investments (Cost $650,920)		650,920
Total Investments (Cost $33,175,092)	100.5%	34,281,325
Other Assets, Less Liabilities	(0.5)	(171,701)
Net Assets	100.0%	$ 34,109,624

†	Percentages indicated are based on Portfolio net assets.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of June 30, 2023, the aggregate market value of securities on loan was $209,890. The Portfolio received cash collateral with a value of $214,286. (See Note 2(I))
(c)	Current yield as of June 30, 2023.
(d)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 631	$ 3,987	$ (4,181)	$ —	$ —	$ 437	$ 7	$ —	437
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 33,630,405	$ —	$ —	$ 33,630,405
Short-Term Investments
Affiliated Investment Company	436,634	—	—	436,634
Unaffiliated Investment Company	214,286	—	—	214,286
Total Short-Term Investments	650,920	—	—	650,920
Total Investments in Securities	$ 34,281,325	$ —	$ —	$ 34,281,325

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The table below sets forth the diversification of the Portfolio’s investments by sector.
Sector Diversification
	Value	Percent
Utilities	$16,058,635	47.1%
Transportation	9,332,583	27.5
Communications	4,960,069	14.4
Midstream / Pipelines	3,040,034	8.9
Diversified	239,084	0.7
	33,630,405	98.6
Short-Term Investments	650,920	1.9
Other Assets, Less Liabilities	(171,701)	(0.5)
Net Assets	$34,109,624	100.0%

†	Percentages indicated are based on Portfolio net assets.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP CBRE Global Infrastructure Portfolio

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $32,738,458) including securities on loan of $209,890	$ 33,844,691
Investment in affiliated investment companies, at value (identified cost $436,634)	436,634
Cash denominated in foreign currencies (identified cost $4,427)	4,406
Receivables:
Dividends	141,137
Portfolio shares sold	21,409
Securities lending	375
Other assets	269
Total assets	34,448,921
Liabilities
Cash collateral received for securities on loan	214,286
Payables:
Portfolio shares redeemed	35,204
Shareholder communication	28,434
Professional fees	20,455
Manager (See Note 3)	19,216
Custodian	9,250
NYLIFE Distributors (See Note 3)	6,529
Accrued expenses	5,923
Total liabilities	339,297
Net assets	$ 34,109,624
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 4,910
Additional paid-in-capital	68,728,603
68,733,513
Total distributable earnings (loss)	(34,623,889)
Net assets	$ 34,109,624
Initial Class
Net assets applicable to outstanding shares	$ 2,162,662
Shares of beneficial interest outstanding	307,181
Net asset value per share outstanding	$ 7.04
Service Class
Net assets applicable to outstanding shares	$31,946,962
Shares of beneficial interest outstanding	4,603,084
Net asset value per share outstanding	$ 6.94

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $36,219)	$ 618,198
Dividends-affiliated	7,085
Securities lending, net	2,150
Total income	627,433
Expenses
Manager (See Note 3)	145,897
Distribution/Service—Service Class (See Note 3)	40,218
Professional fees	27,871
Custodian	15,018
Trustees	393
Miscellaneous	135
Total expenses before waiver/reimbursement	229,532
Expense waiver/reimbursement from Manager (See Note 3)	(26,251)
Net expenses	203,281
Net investment income (loss)	424,152
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	279,174
Foreign currency transactions	(3,106)
Net realized gain (loss)	276,068
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(106,875)
Translation of other assets and liabilities in foreign currencies	646
Net change in unrealized appreciation (depreciation)	(106,229)
Net realized and unrealized gain (loss)	169,839
Net increase (decrease) in net assets resulting from operations	$ 593,991
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP CBRE Global Infrastructure Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 424,152	$ 518,708
Net realized gain (loss)	276,068	(937,133)
Net change in unrealized appreciation (depreciation)	(106,229)	(2,045,417)
Net increase (decrease) in net assets resulting from operations	593,991	(2,463,842)
Distributions to shareholders:
Initial Class	—	(27,062)
Service Class	—	(387,536)
Total distributions to shareholders	—	(414,598)
Capital share transactions:
Net proceeds from sales of shares	4,263,782	20,290,734
Net asset value of shares issued to shareholders in reinvestment of distributions	—	414,598
Cost of shares redeemed	(4,639,198)	(10,775,375)
Increase (decrease) in net assets derived from capital share transactions	(375,416)	9,929,957
Net increase (decrease) in net assets	218,575	7,051,517
Net Assets
Beginning of period	33,891,049	26,839,532
End of period	$34,109,624	$ 33,891,049
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 6.92	$ 7.47	$ 6.48	$ 8.01	$ 7.61	$ 10.52
Net investment income (loss)	0.11	0.13(a)	0.15(a)	0.03(a)	0.03(a)	(0.07)(a)
Net realized and unrealized gain (loss)	0.01	(0.58)	0.84	(1.08)	0.37	(2.84)
Total from investment operations	0.12	(0.45)	0.99	(1.05)	0.40	(2.91)
Less distributions:
From net investment income	—	(0.10)	—	(0.48)	—	—
Net asset value at end of period	$ 7.04	$ 6.92	$ 7.47	$ 6.48	$ 8.01	$ 7.61
Total investment return (b)	1.73%(c)	(5.99)%	15.28%(c)	(12.81)%	5.26%(c)	(27.66)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.69%††	1.87%	2.08%	0.41%	0.33%	(0.66)%
Net expenses (d)	0.95%††	0.95%	0.95%	1.05%	1.21%	1.21%
Expenses (before waiver/reimbursement) (d)	1.10%††	1.13%	1.32%	1.44%	1.21%	1.21%
Portfolio turnover rate	17%	54%	43%	163%	119%	162%
Net assets at end of period (in 000's)	$ 2,163	$ 2,111	$ 1,899	$ 1,022	$ 1,009	$ 90,681

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2023*	Year Ended December 31,
Service Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 6.83	$ 7.38	$ 6.42	$ 7.93	$ 7.55	$ 10.47
Net investment income (loss)	0.09	0.11(a)	0.12(a)	0.04(a)	0.01(a)	(0.09)(a)
Net realized and unrealized gain (loss)	0.02	(0.58)	0.84	(1.09)	0.37	(2.83)
Total from investment operations	0.11	(0.47)	0.96	(1.05)	0.38	(2.92)
Less distributions:
From net investment income	—	(0.08)	—	(0.46)	—	—
Net asset value at end of period	$ 6.94	$ 6.83	$ 7.38	$ 6.42	$ 7.93	$ 7.55
Total investment return (b)	1.61%(c)	(6.22)%	14.95%(c)	(13.03)%	5.03%(c)	(27.89)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.46%††	1.60%	1.79%	0.62%	0.11%	(0.91)%
Net expenses (d)	1.20%††	1.20%	1.20%	1.52%	1.62%	1.46%
Expenses (before waiver/reimbursement) (d)	1.35%††	1.38%	1.60%	1.95%	1.62%	1.46%
Portfolio turnover rate	17%	54%	43%	163%	119%	162%
Net assets at end of period (in 000's)	$ 31,947	$ 31,780	$ 24,941	$ 20,041	$ 22,798	$ 22,133

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP CBRE Global Infrastructure Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP CBRE Global Infrastructure Portfolio (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. However, due to its principal investment strategies and investment processes, the Portfolio has historically operated as a "diversified" portfolio. Therefore, the Portfolio will not operate as "non-diversified" portfolio without first obtaining shareholder approval.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 2015
Service Class	May 1, 2015
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that

17

Notes to Financial Statements (Unaudited) (continued)
quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value.
Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized

18	MainStay VP CBRE Global Infrastructure Portfolio

as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of June 30, 2023 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Portfolio as of June 30, 2023, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
19

Notes to Financial Statements (Unaudited) (continued)
The Portfolio may also invest up to 25% of its net assets in master limited partnerships.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2023, are shown in the Portfolio of Investments.
(J) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

20	MainStay VP CBRE Global Infrastructure Portfolio

(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. CBRE Investment Management Listed Real Assets LLC ("CBRE" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and CBRE, New York Life Investments pays for the services of the Subadvisor.
Effective May 1, 2023, pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.85% up to $3 billion; and 0.84% in excess of $3 billion. During the six-month period ended June 30, 2023, the effective management fee rate was 0.85%.
Prior to May 1, 2023, the Fund paid the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of 0.85% of the Portfolio's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.95% and 1.20%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended June 30, 2023, New York Life Investments earned fees from the Portfolio in the amount of $145,897 and waived fees and/or reimbursed expenses in the amount of $26,251 and paid the Subadvisor fees of $59,823.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$33,988,691	$1,634,548	$(1,341,914)	$292,634
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $36,173,359, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are
21

Notes to Financial Statements (Unaudited) (continued)
expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$34,190	$1,983
During the year ended December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$414,598
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2023, purchases and sales of securities, other than short-term securities, were $5,896 and $5,791, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2023 and the year ended December 31, 2022, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	25,378	$ 179,349
Shares redeemed	(23,460)	(168,819)
Net increase (decrease)	1,918	$ 10,530
Year ended December 31, 2022:
Shares sold	100,768	$ 720,250
Shares issued to shareholders in reinvestment of distributions	4,406	27,062
Shares redeemed	(54,059)	(380,690)
Net increase (decrease)	51,115	$ 366,622

Service Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	585,729	$ 4,084,433
Shares redeemed	(638,622)	(4,470,379)
Net increase (decrease)	(52,893)	$ (385,946)
Year ended December 31, 2022:
Shares sold	2,756,775	$ 19,570,484
Shares issued to shareholders in reinvestment of distributions	63,886	387,536
Shares redeemed	(1,544,297)	(10,394,685)
Net increase (decrease)	1,276,364	$ 9,563,335
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank

22	MainStay VP CBRE Global Infrastructure Portfolio

monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Portfolio, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2023, events and transactions subsequent to June 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
23

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk. A Portfolio's liquidity risk is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The Board of Trustees of MainStay VP Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
24	MainStay VP CBRE Global Infrastructure Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

2023 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5034686	MSVPCRA10-08/23
(NYLIAC) NI514

MainStay VP Fidelity Institutional AM® Utilities Portfolio*

Message from the President and Semiannual Report
Unaudited  |  June 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency
* Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended June 30, 2023. Markets reacted positively to several developments – easing inflationary pressures and softening monetary policy – the most prominent among them.
At the start of the reporting period, high levels of inflation had already begun to show signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.06% in June 2022, the annualized U.S. inflation rate as measured by the Consumer Price Index fell to 6.41% in January 2023, and to 2.97% in June 2023, according to the most recent figures. At the same time, the Fed increased the benchmark federal funds rate, from 4.25%–4.50% at the beginning of the reporting period, to 5.00%–5.25% as of June 30, 2023. While the Fed signaled that further rate increases were likely in 2023, the Fed also appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a negative note, rising interest rates contributed to the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry, and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the S&P 500® Index’s strongest sector, followed by consumer discretionary. However, the communications services, utilities and energy sectors lost substantial ground as value-oriented stocks fell out of favor and oil prices declined, with financials and health care shares dipping more mildly. While international markets rose, they generally trailed the U.S. market, with developed international markets outperforming their emerging markets counterparts.
Corporate bond prices trended moderately higher amid high volatility, bolstered by positive inflationary and interest rate trends in the United States while constrained by banking industry turmoil. After years of low yields and tight credit spreads, the sector benefited from more attractive valuations and income opportunities. Markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. Long-term rates remained lower than short-term rates throughout the reporting period, a yield curve inversion that reminded investors of the uncertainties implicit in the current economic environment. U.S. Treasury bonds provided more modest gains, with the positive impact of declining inflation largely balanced by the negative impact of high consumer prices.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the long-term focus, unique perspectives and commitment to client service you expect.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	2/17/2012	-3.37%	3.06%	7.64%	7.19%	0.66%
Service Class Shares	2/17/2012	-3.48	2.80	7.37	6.93	0.91

1.	The Portfolio replaced its subadvisor and modified its principal investment strategies and changed its classification from a diversified fund to a non-diversified fund as of November 30, 2018. Therefore, the performance information shown in this report prior to November 30, 2018 reflects the Portfolio’s prior subadvisor, principal investment strategies and diversification status.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
MSCI USA IMI Utilities 25/50 Index (Gross)[2]	-5.74%	-3.47%	7.54%	9.21%
Morningstar Utilities Category Average[3]	-3.79	-1.92	6.58	8.02

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The MSCI USA IMI Utilities 25/50 Index (Gross) is the Portfolio's primary benchmark. The MSCI USA IMI Utilities 25/50 Index (Gross) is a modified market capitalization-weighted index of stocks designed to measure the performance of utilities companies in the MSCI U.S. Investable Market 2500 Index.
3.	The Morningstar Utilities Category Average is representative of funds that seek capital appreciation by investing primarily in equity securities of U.S. or non-U.S. public utilities including electric, gas, and telephone-service providers. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Fidelity Institutional AM® Utilities Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$966.30	$3.27	$1,021.47	$3.36	0.67%
Service Class Shares	$1,000.00	$965.20	$4.48	$1,020.23	$4.61	0.92%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Industry Composition as of June 30, 2023 (Unaudited)
Electric Utilities	62.8%
Multi–Utilities	21.6
Independent Power and Renewable Electricity Producers	8.5
Water Utilities	4.3
Oil, Gas & Consumable Fuels	1.1
Electrical Equipment	0.2%
Short–Term Investments	1.8
Other Assets, Less Liabilities	–0.3
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2023 (excluding short-term investments) (Unaudited)
1.	NextEra Energy, Inc.
2.	Southern Co. (The)
3.	PG&E Corp.
4.	Constellation Energy Corp.
5.	Sempra Energy
6.	Edison International
7.	American Water Works Co., Inc.
8.	Public Service Enterprise Group, Inc.
9.	NiSource, Inc.
10.	Vistra Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager Douglas Simmons of FIAM LLC (“FIAM”) the Portfolio’s Subadvisor.
How did MainStay VP Fidelity Institutional AM® Utilities Portfolio1 perform relative to its benchmark and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP Fidelity Institutional AM® Utilities Portfolio returned −3.37% for Initial Class shares and −3.48% for Service Class shares. Over the same period, both share classes outperformed the −5.74% return of the MSCI USA IMI Utilities 25/50 Index (Gross) (the "Index”), which is the Portfolio’s benchmark. For the six months ended June 30, 2023, both share classes also outperformed the −3.79% return of the Morningstar Utilities Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio outperformed the Index primarily due to favorable security selection, most notably in the electric utilities and independent power & renewable energy producers subsectors. Industry allocation, particularly underweight exposure to gas utilities, detracted slightly.
Which subsectors were the strongest positive contributors to the Portfolio’s relative performance, and which subsectors were particularly weak?
The strongest positive contributions to the Portfolio’s relative performance from a subsector standpoint came from overweight exposure to electric utilities, which is the largest segment of the Index. (Contributions take weightings and total returns into account.) The next two strongest contributors included independent power & renewable electricity producers and water utilities.
Lack of exposure to gas utilities detracted most significantly from the Portfolio’s relative performance. An out-of-Index position in semiconductors and underweight exposure to multi-utilities also detracted from relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
On an absolute return basis, the three largest positive contributors to the Portfolio’s overall performance included Fluence Energy, Vistra Corp and Sunnova Energy. Battery system integrator Fluence Energy provides software and controls platforms that manage battery system operations. The company saw record demand during the reporting period, which drove the stock higher. Independent power producer & electric provider Vistra Corp primarily serves residential customers in the southern United States. The company has a 30% renewable and nuclear power generation portfolio, and has stable fundamentals. Residential solar installer Sunnova Energy experienced strong earnings growth during the reporting period, driving the stock price.
Conversely, the three most significant detractors from absolute performance included Enphase Energy, NextEra Energy Partners LP, and Dominion Energy. Shares in solar energy equipment manufacturer Enphase Energy sold off during the first quarter of 2023 as a result of the company’s exposure to Silicon Valley Bank, which collapsed in March, along with a number of other regional banks, due to interest-rate-related pressures. NextEra Energy Partners LP is a spin-off of NextEra Energy, which the company used as a financing vehicle. Electric and gas utility Dominion Energy announced a surprise strategic review in early 2023, to which the market reacted unfavorably.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio exited its position in diversified utility The AES Corporation in the beginning of 2023, as we were unclear about the company’s transition strategy from coal to renewables. We reinitiated a position in May as valuations became attractive, reflecting our belief in the company’s long-term potential. We also added a position in water utility American Water Works after participating in a dilutive equity raise at an attractive valuation.
We sold the Portfolio’s position in electric utility Entergy due to concerns regarding regulatory issues involving one of the company’s nuclear plants.
How did the Portfolio’s sector weightings change during the reporting period?
The most notable change in subsector positioning involved a reduction of the Portfolio’s overweight exposure to electric utilities. We used the proceeds from the reduction to fund an increase in the Portfolio’s already overweight exposure to independent power producers & energy traders. Finally, we eliminated the underweight exposure to water utilities by taking a new position in American Water Works, mentioned above, bringing the Portfolio’s water utility exposure to near market weight.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2023, the Portfolio’s most overweight positions relative to the Index were in independent power producers &

1.	Fidelity Institutional AM is a registered trademark of FMR LLC. Used with permission.
2.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Fidelity Institutional AM® Utilities Portfolio

energy traders and electric utilities. As of the same date, the Portfolio’s most significant underweight positions were in multi-utilities and gas utilities.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2023†^(Unaudited)
	Shares	Value
Common Stocks 98.5%
Electric Utilities 62.8%
Constellation Energy Corp.	738,519	$ 67,611,414
Duke Energy Corp.	215,113	19,304,241
Edison International	679,037	47,159,120
Eversource Energy	496,700	35,225,964
Exelon Corp.	610,198	24,859,466
FirstEnergy Corp.	687,381	26,725,373
NextEra Energy, Inc.	1,840,037	136,530,745
NRG Energy, Inc.	303,710	11,355,717
PG&E Corp. (a)	4,163,399	71,943,535
Pinnacle West Capital Corp.	243,389	19,826,468
PPL Corp.	674,917	17,858,304
Southern Co. (The)	1,746,064	122,660,996
Xcel Energy, Inc.	208,700	12,974,879
		614,036,222
Electrical Equipment 0.2%
Fluence Energy, Inc. (a)(b)	61,293	1,632,846
Independent Power and Renewable Electricity Producers 8.5%
AES Corp. (The)	607,300	12,589,329
Clearway Energy, Inc.	101,800	2,775,588
Energy Harbor Corp. (a)	164,600	12,715,350
NextEra Energy Partners LP (b)	235,568	13,813,707
Sunnova Energy International, Inc. (a)(b)	261,000	4,778,910
Vistra Corp.	1,378,111	36,175,414
		82,848,298
Multi-Utilities 21.6%
Dominion Energy, Inc.	698,143	36,156,826
DTE Energy Co.	281,500	30,970,630
NiSource, Inc.	1,402,984	38,371,612
Public Service Enterprise Group, Inc.	618,224	38,707,005
Sempra Energy	462,143	67,283,399
		211,489,472
Oil, Gas & Consumable Fuels 1.1%
Cheniere Energy, Inc.	68,700	10,467,132
	Shares	Value

Water Utilities 4.3%
American Water Works Co., Inc.	291,600	$ 41,625,901
Total Common Stocks (Cost $917,446,607)		962,099,871
Short-Term Investments 1.8%
Affiliated Investment Company 1.4%
MainStay U.S. Government Liquidity Fund, 5.06% (c)	14,149,753	14,149,753
Unaffiliated Investment Company 0.4%
Invesco Government & Agency Portfolio, 5.158% (c)(d)	3,556,590	3,556,590
Total Short-Term Investments (Cost $17,706,343)		17,706,343
Total Investments (Cost $935,152,950)	100.3%	979,806,214
Other Assets, Less Liabilities	(0.3)	(2,711,857)
Net Assets	100.0%	$ 977,094,357

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of June 30, 2023, the aggregate market value of securities on loan was $7,709,545; the total market value of collateral held by the Portfolio was $7,894,164. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $4,337,574. The Portfolio received cash collateral with a value of $3,556,590. (See Note 2(H))
(c)	Current yield as of June 30, 2023.
(d)	Represents a security purchased with cash collateral received for securities on loan.

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 19,414	$ 156,850	$ (162,114)	$ —	$ —	$ 14,150	$ 281	$ —	14,150
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Fidelity Institutional AM® Utilities Portfolio

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 949,384,521	$ 12,715,350	$ —	$ 962,099,871
Short-Term Investments
Affiliated Investment Company	14,149,753	—	—	14,149,753
Unaffiliated Investment Company	3,556,590	—	—	3,556,590
Total Short-Term Investments	17,706,343	—	—	17,706,343
Total Investments in Securities	$ 967,090,864	$ 12,715,350	$ —	$ 979,806,214

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $921,003,197) including securities on loan of $7,709,545	$965,656,461
Investment in affiliated investment companies, at value (identified cost $14,149,753)	14,149,753
Receivables:
Portfolio shares sold	1,868,866
Investment securities sold	1,170,146
Dividends	855,457
Securities lending	2,842
Other assets	9,746
Total assets	983,713,271
Liabilities
Cash collateral received for securities on loan	3,556,590
Payables:
Portfolio shares redeemed	1,369,212
Investment securities purchased	954,236
Manager (See Note 3)	514,651
NYLIFE Distributors (See Note 3)	158,951
Professional fees	41,225
Shareholder communication	11,404
Custodian	733
Accrued expenses	11,912
Total liabilities	6,618,914
Net assets	$977,094,357
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 76,933
Additional paid-in-capital	748,620,752
748,697,685
Total distributable earnings (loss)	228,396,672
Net assets	$977,094,357
Initial Class
Net assets applicable to outstanding shares	$208,978,374
Shares of beneficial interest outstanding	16,379,046
Net asset value per share outstanding	$ 12.76
Service Class
Net assets applicable to outstanding shares	$768,115,983
Shares of beneficial interest outstanding	60,553,508
Net asset value per share outstanding	$ 12.68

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated	$ 14,150,671
Dividends-affiliated	280,629
Securities lending, net	13,420
Total income	14,444,720
Expenses
Manager (See Note 3)	3,182,459
Distribution/Service—Service Class (See Note 3)	992,731
Professional fees	71,308
Custodian	15,627
Shareholder communication	12,756
Trustees	10,702
Miscellaneous	16,474
Total expenses	4,302,057
Net investment income (loss)	10,142,663
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	23,031,578
Foreign currency transactions	139
Net realized gain (loss)	23,031,717
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(69,307,610)
Translation of other assets and liabilities in foreign currencies	5,365
Net change in unrealized appreciation (depreciation)	(69,302,245)
Net realized and unrealized gain (loss)	(46,270,528)
Net increase (decrease) in net assets resulting from operations	$(36,127,865)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 10,142,663	$ 13,893,104
Net realized gain (loss)	23,031,717	143,420,705
Net change in unrealized appreciation (depreciation)	(69,302,245)	(99,750,150)
Net increase (decrease) in net assets resulting from operations	(36,127,865)	57,563,659
Distributions to shareholders:
Initial Class	—	(13,874,720)
Service Class	—	(59,581,954)
Total distributions to shareholders	—	(73,456,674)
Capital share transactions:
Net proceeds from sales of shares	46,190,776	83,467,996
Net asset value of shares issued to shareholders in reinvestment of distributions	—	73,456,674
Cost of shares redeemed	(90,094,506)	(278,193,216)
Increase (decrease) in net assets derived from capital share transactions	(43,903,730)	(121,268,546)
Net increase (decrease) in net assets	(80,031,595)	(137,161,561)
Net Assets
Beginning of period	1,057,125,952	1,194,287,513
End of period	$ 977,094,357	$1,057,125,952
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 13.20	$ 13.58	$ 12.35	$ 13.49	$ 11.68	$ 11.75
Net investment income (loss) (a)	0.14	0.20	0.31	0.25	0.31	0.28
Net realized and unrealized gain (loss)	(0.58)	0.43	1.73	(0.34)	2.39	(0.18)
Total from investment operations	(0.44)	0.63	2.04	(0.09)	2.70	0.10
Less distributions:
From net investment income	—	(0.30)	(0.28)	(0.33)	(0.34)	(0.15)
From net realized gain on investments	—	(0.71)	(0.53)	(0.72)	(0.55)	(0.02)
Total distributions	—	(1.01)	(0.81)	(1.05)	(0.89)	(0.17)
Net asset value at end of period	$ 12.76	$ 13.20	$ 13.58	$ 12.35	$ 13.49	$ 11.68
Total investment return (b)	(3.33)%(c)	5.57%	17.24%	(0.38)%	23.26%	0.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.25%††	1.46%	2.41%	2.06%	2.41%	2.31%
Net expenses (d)	0.67%††	0.66%	0.66%	0.67%	0.68%	0.76%
Portfolio turnover rate	33%	53%	34%	62%	47%	84%
Net assets at end of period (in 000's)	$ 208,978	$ 202,092	$ 215,594	$ 135,814	$ 97,503	$ 81,716

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2023*	Year Ended December 31,
Service Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 13.14	$ 13.51	$ 12.29	$ 13.43	$ 11.63	$ 11.69
Net investment income (loss) (a)	0.12	0.17	0.27	0.22	0.28	0.25
Net realized and unrealized gain (loss)	(0.58)	0.43	1.72	(0.35)	2.37	(0.18)
Total from investment operations	(0.46)	0.60	1.99	(0.13)	2.65	0.07
Less distributions:
From net investment income	—	(0.26)	(0.24)	(0.29)	(0.30)	(0.11)
From net realized gain on investments	—	(0.71)	(0.53)	(0.72)	(0.55)	(0.02)
Total distributions	—	(0.97)	(0.77)	(1.01)	(0.85)	(0.13)
Net asset value at end of period	$ 12.68	$ 13.14	$ 13.51	$ 12.29	$ 13.43	$ 11.63
Total investment return (b)	(3.50)%(c)	5.31%	16.95%	(0.63)%	22.95%	0.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.99%††	1.22%	2.14%	1.80%	2.15%	2.08%
Net expenses (d)	0.92%††	0.91%	0.91%	0.92%	0.93%	1.01%
Portfolio turnover rate	33%	53%	34%	62%	47%	84%
Net assets at end of period (in 000's)	$ 768,116	$ 855,034	$ 978,694	$ 953,655	$ 1,121,657	$ 1,066,963

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Fidelity Institutional AM® Utilities Portfolio (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a

16	MainStay VP Fidelity Institutional AM® Utilities Portfolio

framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized
17

Notes to Financial Statements (Unaudited) (continued)
cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities

18	MainStay VP Fidelity Institutional AM® Utilities Portfolio

and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2023, are shown in the Portfolio of Investments.
(I) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(J) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. FIAM LLC (“FIAM or the “Subadvisor”) a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and FIAM, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.64% up to $1 billion; 0.61% from $1 billion to $3 billion; and 0.60% in excess of $3 billion. During the six-month period ended June 30, 2023, the effective management fee rate was 0.64%.
During the six-month period ended June 30, 2023, New York Life Investments earned fees from the Portfolio in the amount of $3,182,459 and paid the Subadvisor in the amount of $1,266,490.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs
19

Notes to Financial Statements (Unaudited) (continued)
incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$938,447,704	$68,160,657	$(26,802,147)	$41,358,510
During the year ended December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$23,960,588
Long-Term Capital Gains	49,496,086
Total	$73,456,674
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2023, purchases and sales of securities, other than short-term securities, were $319,741 and $347,413, respectively.
The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the six-month period ended June 30, 2023, were as follows:
Purchases (000's)	Sales (000's)	Realized Gain / (Loss) (000's)
$3,461	$10,614	$(2,265)
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2023 and the year ended December 31, 2022, were as follows:

20	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	1,542,800	$ 19,656,994
Shares redeemed	(470,037)	(6,074,260)
Net increase (decrease)	1,072,763	$ 13,582,734
Year ended December 31, 2022:
Shares sold	1,583,682	$ 20,686,389
Shares issued to shareholders in reinvestment of distributions	1,176,971	13,874,720
Shares redeemed	(3,335,783)	(45,895,265)
Net increase (decrease)	(575,130)	$ (11,334,156)

Service Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	2,107,705	$ 26,533,782
Shares redeemed	(6,610,419)	(84,020,246)
Net increase (decrease)	(4,502,714)	$ (57,486,464)
Year ended December 31, 2022:
Shares sold	4,652,743	$ 62,781,607
Shares issued to shareholders in reinvestment of distributions	5,074,648	59,581,954
Shares redeemed	(17,109,749)	(232,297,951)
Net increase (decrease)	(7,382,358)	$(109,934,390)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Portfolio, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2023, events and transactions subsequent to June 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
21

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk. A Portfolio's liquidity risk is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The Board of Trustees of MainStay VP Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
22	MainStay VP Fidelity Institutional AM® Utilities Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
23

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

2023 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5029504	MSVPMFS10-08/23
(NYLIAC) NI526

MainStay VP Wellington Small Cap Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended June 30, 2023. Markets reacted positively to several developments – easing inflationary pressures and softening monetary policy – the most prominent among them.
At the start of the reporting period, high levels of inflation had already begun to show signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.06% in June 2022, the annualized U.S. inflation rate as measured by the Consumer Price Index fell to 6.41% in January 2023, and to 2.97% in June 2023, according to the most recent figures. At the same time, the Fed increased the benchmark federal funds rate, from 4.25%–4.50% at the beginning of the reporting period, to 5.00%–5.25% as of June 30, 2023. While the Fed signaled that further rate increases were likely in 2023, the Fed also appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a negative note, rising interest rates contributed to the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry, and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the S&P 500® Index’s strongest sector, followed by consumer discretionary. However, the communications services, utilities and energy sectors lost substantial ground as value-oriented stocks fell out of favor and oil prices declined, with financials and health care shares dipping more mildly. While international markets rose, they generally trailed the U.S. market, with developed international markets outperforming their emerging markets counterparts.
Corporate bond prices trended moderately higher amid high volatility, bolstered by positive inflationary and interest rate trends in the United States while constrained by banking industry turmoil. After years of low yields and tight credit spreads, the sector benefited from more attractive valuations and income opportunities. Markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. Long-term rates remained lower than short-term rates throughout the reporting period, a yield curve inversion that reminded investors of the uncertainties implicit in the current economic environment. U.S. Treasury bonds provided more modest gains, with the positive impact of declining inflation largely balanced by the negative impact of high consumer prices.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the long-term focus, unique perspectives and commitment to client service you expect.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date[1,2]	Six Months[3]	One Year	Five Years	Since Inception	Gross Expense Ratio[4]
Initial Class Shares	5/2/2016	5.35%	8.90%	0.03%	5.55%	0.86%
Service Class Shares	5/2/2016	5.22	8.62	-0.22	5.29	1.11

1.	Effective January 1, 2018, due to an organizational restructuring, all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC, the former subadvisor.
2.	Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisors and principal investment strategies.
3.	Not annualized.
4.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Since Inception
Russell 2000® Index[2]	8.09%	12.31%	4.21%	8.75%
Morningstar Small Blend Category Average[3]	7.41	12.53	5.24	8.10

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Russell 2000® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
3.	The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Wellington Small Cap Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,053.50	$3.77	$1,021.13	$3.71	0.74%
Service Class Shares	$1,000.00	$1,052.20	$5.04	$1,019.89	$4.96	0.99%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Wellington Small Cap Portfolio

Industry Composition as of June 30, 2023 (Unaudited)
Banks	7.6%
Software	6.6
Health Care Equipment & Supplies	5.7
Biotechnology	5.5
Trading Companies & Distributors	4.0
Energy Equipment & Services	3.5
Financial Services	3.3
Exchange–Traded Funds	3.3
Professional Services	3.0
Commercial Services & Supplies	3.0
Consumer Finance	3.0
Machinery	2.7
Insurance	2.7
Chemicals	2.6
Semiconductors & Semiconductor Equipment	2.5
Automobile Components	2.5
Hotels, Restaurants & Leisure	2.4
Health Care Providers & Services	2.0
Pharmaceuticals	1.9
Household Durables	1.9
Textiles, Apparel & Luxury Goods	1.9
Diversified Consumer Services	1.7
Personal Care Products	1.6
Metals & Mining	1.5
Media	1.3
Gas Utilities	1.3
Electronic Equipment, Instruments & Components	1.3
Oil, Gas & Consumable Fuels	1.2%
Food Products	1.2
Aerospace & Defense	1.1
Real Estate Management & Development	1.1
Specialty Retail	1.0
Electric Utilities	1.0
Hotel & Resort REITs	1.0
Building Products	1.0
Capital Markets	0.9
Interactive Media & Services	0.9
Construction & Engineering	0.9
Electrical Equipment	0.9
Mortgage Real Estate Investment Trusts	0.8
Specialized REITs	0.8
Leisure Products	0.8
Ground Transportation	0.6
Health Care REITs	0.6
Communications Equipment	0.6
Beverages	0.6
Household Products	0.6
Health Care Technology	0.5
Office REITs	0.4
IT Services	0.2
Short–Term Investments	4.6
Other Assets, Less Liabilities	–3.6
100.0%
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2023 (excluding short-term investments) (Unaudited)
1.	iShares Russell 2000 ETF
2.	Skyline Champion Corp.
3.	iShares Russell 2000 Value ETF
4.	SiriusPoint Ltd.
5.	Inspire Medical Systems, Inc.
6.	Monro, Inc.
7.	Omnicell, Inc.
8.	Portland General Electric Co.
9.	Boise Cascade Co.
10.	Magnite, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Gregg R. Thomas, CFA, and Roberto J. Isch, CFA, of Wellington Management Company LLP (“Wellington”), the Portfolio’s Subadvisor.
How did MainStay VP Wellington Small Cap Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP Wellington Small Cap Portfolio returned 5.35% for Initial Class shares and 5.22% for Service Class shares. Over the same period, both share classes underperformed the 8.09% return of the Russell 2000® Index (the "Index”), which is the Portfolio’s benchmark, and the 7.41% return of the Morningstar Small Blend Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
During the reporting period, the Portfolio underperformed the Index due to a combination of security selection and sector allocation.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
The Portfolio used Russell 2000® Index futures during the reporting period to equitize cash. These futures positions did not materially impact the Portfolio’s performance.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
The sector providing the strongest contribution to the Portfolio’s performance relative to the Index was financials, followed by health care and consumer staples. (Contributions take weightings and total returns into account.) The positive relative performance of all three sectors was driven by security selection, while sector allocation detracted. During the same period, the sector that detracted most from relative performance was industrials, followed by consumer discretionary and information technology. Security selection undermined relative performance of all three sectors, while underweight exposure to information technology and overweight exposure to industrials further detracted.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The strongest positive contributions to the Portfolio’s absolute performance came from holdings in orthopedics device maker SI-BONE, multinational insurance underwriter SiriusPoint and wireless communication technology company InterDigital. SI-BONE shares rose after the company reported strong first quarter 2023 results and raised guidance. SiriusPoint shares advanced after the company announced solid earnings results. InterDigital shares gained ground after the company reported better-than-expected quarterly earnings.
The most significant detractors from the Portfolio’s absolute performance included collection agency PRA Group, oil & gas drilling company Nabors Industries and biotechnology developer BioXcel Therapeutics. PRA Group shares fell after first-quarter 2023 results missed consensus estimates. Total cash collections declined 14.5% year-over-year, primarily due to a 30.2% decrease in collections. Nabors Industries shares declined after the company announced first quarter 2023 results that missed consensus estimates. BioXcel Therapeutics reported positive results for the company’s drug BXCL501, which treats agitation associated with Alzheimer’s disease. However, the company’s shares lost ground after the U.S. Food and Drug Administration discovered that a principal investigator at a clinical site failed to report a severe adverse event within the specified timeframe and fabricated email communications. The company is investigating its data integrity with third-party auditors.
Did the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the Portfolio initiated positions in healthcare technology company Omnicell and advertisement technology company Taboola.com. We added Omnicell to the Portfolio due to its attractive valuation and high-quality fundamentals. We added Taboola.com to the Portfolio based on its attractive high-quality fundamentals.
During the same period, we eliminated the Portfolio’s positions in transportation company Kirby and investment bank Greenhill & Co. We sold the position in Kirby—originally purchased because of the company’s high-quality fundamentals—to invest in more attractive, long-term opportunities. We sold the position in Greenhill following strong price appreciation after it was announced that the company would be acquired.
How did the Portfolio’s sector weightings change during the reporting period?
The most notable increases in the Portfolio’s sector exposures were to health care and utilities, reducing the level of the Portfolio’s underweight positions in both sectors. Notable reductions in sector exposures included energy and information technology, resulting in more significantly underweight exposure to both sectors.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2023, the Portfolio held its most overweight positions relative to the Index in the financials and consumer discretionary sectors, and its most underweight positions in information technology and real estate.

1.	See page 5 for more information on benchmark and peer group returns.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
8	MainStay VP Wellington Small Cap Portfolio

Portfolio of Investments June 30, 2023†^(Unaudited)
	Shares	Value
Common Stocks 95.7%
Aerospace & Defense 1.1%
BWX Technologies, Inc.	35,989	$ 2,575,733
Spirit AeroSystems Holdings, Inc., Class A	61,844	1,805,226
		4,380,959
Automobile Components 2.5%
Dana, Inc.	168,567	2,865,639
Gentherm, Inc. (a)	38,249	2,161,451
Visteon Corp. (a)	10,175	1,461,232
XPEL, Inc. (a)	36,000	3,031,920
		9,520,242
Banks 7.6%
Bank OZK (b)	54,995	2,208,599
Banner Corp.	25,151	1,098,344
Berkshire Hills Bancorp, Inc.	65,487	1,357,546
Cadence Bank	162,125	3,184,135
First Hawaiian, Inc.	107,324	1,932,905
First Interstate BancSystem, Inc., Class A	81,698	1,947,680
FNB Corp.	158,455	1,812,725
Home BancShares, Inc.	106,220	2,421,816
OFG Bancorp	71,270	1,858,722
Old National Bancorp	138,472	1,930,300
Pacific Premier Bancorp, Inc.	88,716	1,834,647
Sandy Spring Bancorp, Inc.	76,227	1,728,829
Stellar Bancorp, Inc. (b)	72,644	1,662,821
United Community Banks, Inc.	64,594	1,614,204
Veritex Holdings, Inc.	78,984	1,416,183
WSFS Financial Corp.	35,792	1,350,074
		29,359,530
Beverages 0.6%
Celsius Holdings, Inc. (a)	15,350	2,290,067
Biotechnology 5.5%
ACELYRIN, Inc. (a)	66,819	1,396,517
Akero Therapeutics, Inc. (a)	7,131	332,946
Ascendis Pharma A/S, ADR (a)	3,914	349,325
Bioxcel Therapeutics, Inc. (a)(b)	58,416	389,051
Blueprint Medicines Corp. (a)	12,329	779,193
Celldex Therapeutics, Inc. (a)	73,642	2,498,673
Cytokinetics, Inc. (a)	56,923	1,856,828
Halozyme Therapeutics, Inc. (a)	54,492	1,965,526
Immunocore Holdings plc, ADR (a)(b)	11,047	662,378
ImmunoGen, Inc. (a)	22,810	430,425
Intellia Therapeutics, Inc. (a)	14,062	573,448
Karuna Therapeutics, Inc. (a)	5,786	1,254,694
Kymera Therapeutics, Inc. (a)	42,618	979,788
	Shares	Value

Biotechnology (continued)
Merus NV (a)	115,146	$ 3,031,794
Morphic Holding, Inc. (a)	6,636	380,442
Prothena Corp. plc (a)	9,370	639,784
PTC Therapeutics, Inc. (a)	14,129	574,626
REVOLUTION Medicines, Inc. (a)	14,699	393,198
Rocket Pharmaceuticals, Inc. (a)	21,784	432,848
Sage Therapeutics, Inc. (a)	26,873	1,263,569
Syndax Pharmaceuticals, Inc. (a)	17,995	376,635
Vaxcyte, Inc. (a)	17,240	860,966
		21,422,654
Building Products 1.0%
AZEK Co., Inc. (The) (a)	65,086	1,971,455
Zurn Elkay Water Solutions Corp.	64,647	1,738,358
		3,709,813
Capital Markets 0.9%
Hamilton Lane, Inc., Class A	27,614	2,208,568
PJT Partners, Inc., Class A (b)	20,674	1,439,737
		3,648,305
Chemicals 2.6%
Cabot Corp.	31,035	2,075,931
Livent Corp. (a)(b)	81,217	2,227,783
Mativ Holdings, Inc.	110,193	1,666,118
Minerals Technologies, Inc.	25,441	1,467,691
Quaker Chemical Corp.	13,839	2,697,221
		10,134,744
Commercial Services & Supplies 3.0%
Brady Corp., Class A	46,770	2,224,849
BrightView Holdings, Inc. (a)	127,747	917,223
Casella Waste Systems, Inc., Class A (a)	20,959	1,895,741
Deluxe Corp.	60,093	1,050,426
Interface, Inc.	223,761	1,966,859
Loomis AB	56,535	1,649,081
MillerKnoll, Inc.	135,452	2,001,981
		11,706,160
Communications Equipment 0.6%
Calix, Inc. (a)	46,380	2,314,826
Construction & Engineering 0.9%
Ameresco, Inc., Class A (a)(b)	23,938	1,164,105
Badger Infrastructure Solutions Ltd.	5,431	110,280
Fluor Corp. (a)	68,786	2,036,066
		3,310,451

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Consumer Finance 3.0%
Bread Financial Holdings, Inc.	74,391	$ 2,335,133
Enova International, Inc. (a)	53,432	2,838,308
Navient Corp.	101,709	1,889,753
PRA Group, Inc. (a)	84,621	1,933,590
PROG Holdings, Inc. (a)	79,098	2,540,628
		11,537,412
Diversified Consumer Services 1.7%
Adtalem Global Education, Inc. (a)	54,676	1,877,574
European Wax Center, Inc., Class A (a)(b)	51,485	959,166
H&R Block, Inc.	103,120	3,286,434
Laureate Education, Inc.	37,500	453,375
		6,576,549
Electric Utilities 1.0%
Portland General Electric Co.	85,500	4,003,965
Electrical Equipment 0.9%
Acuity Brands, Inc.	4,760	776,261
Shoals Technologies Group, Inc., Class A (a)	98,826	2,525,992
		3,302,253
Electronic Equipment, Instruments & Components 1.3%
CTS Corp.	52,100	2,221,023
Novanta, Inc. (a)	15,331	2,822,437
		5,043,460
Energy Equipment & Services 3.5%
Cactus, Inc., Class A	44,258	1,872,998
ChampionX Corp.	69,994	2,172,614
DMC Global, Inc. (a)	114,028	2,025,137
Liberty Energy, Inc.	157,116	2,100,641
Nabors Industries Ltd. (a)	16,233	1,510,156
Patterson-UTI Energy, Inc.	128,342	1,536,254
Subsea 7 SA, Sponsored ADR	180,674	2,258,425
		13,476,225
Financial Services 3.3%
Federal Agricultural Mortgage Corp., Class C	18,330	2,634,754
NMI Holdings, Inc., Class A (a)	105,555	2,725,430
Radian Group, Inc.	94,458	2,387,898
Remitly Global, Inc. (a)	136,131	2,561,986
Shift4 Payments, Inc., Class A (a)	37,524	2,548,255
		12,858,323
	Shares	Value

Food Products 1.2%
Freshpet, Inc. (a)(b)	42,468	$ 2,794,819
TreeHouse Foods, Inc. (a)	34,635	1,744,911
		4,539,730
Gas Utilities 1.3%
New Jersey Resources Corp.	59,274	2,797,733
Spire, Inc.	35,865	2,275,275
		5,073,008
Ground Transportation 0.6%
Heartland Express, Inc.	152,862	2,508,465
Health Care Equipment & Supplies 5.7%
Artivion, Inc. (a)	148,556	2,553,678
Glaukos Corp. (a)	22,590	1,608,634
Inari Medical, Inc. (a)	22,178	1,289,429
Inspire Medical Systems, Inc. (a)	12,735	4,134,291
Lantheus Holdings, Inc. (a)	21,813	1,830,547
NuVasive, Inc. (a)	48,585	2,020,650
Omnicell, Inc. (a)	54,692	4,029,160
Shockwave Medical, Inc. (a)	6,523	1,861,729
SI-BONE, Inc. (a)	96,346	2,599,415
		21,927,533
Health Care Providers & Services 2.0%
Acadia Healthcare Co., Inc. (a)	21,496	1,711,941
AMN Healthcare Services, Inc. (a)	24,723	2,697,774
Cross Country Healthcare, Inc. (a)	61,418	1,724,617
Premier, Inc., Class A	59,713	1,651,662
		7,785,994
Health Care REITs 0.6%
CareTrust REIT, Inc.	117,592	2,335,377
Health Care Technology 0.5%
NextGen Healthcare, Inc. (a)	120,626	1,956,554
Hotel & Resort REITs 1.0%
Pebblebrook Hotel Trust (b)	126,667	1,765,738
Ryman Hospitality Properties, Inc.	23,013	2,138,368
		3,904,106
Hotels, Restaurants & Leisure 2.4%
Cracker Barrel Old Country Store, Inc. (b)	20,840	1,941,871
Hilton Grand Vacations, Inc. (a)	67,190	3,053,114
Texas Roadhouse, Inc.	10,942	1,228,568
Wingstop, Inc.	14,927	2,987,788
		9,211,341

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Wellington Small Cap Portfolio

	Shares	Value
Common Stocks (continued)
Household Durables 1.9%
Helen of Troy Ltd. (a)	19,384	$ 2,093,860
Skyline Champion Corp. (a)	80,598	5,275,139
		7,368,999
Household Products 0.6%
Energizer Holdings, Inc.	63,711	2,139,415
Insurance 2.7%
Kemper Corp.	37,059	1,788,467
Lancashire Holdings Ltd.	284,532	2,088,636
ProAssurance Corp.	150,496	2,270,985
SiriusPoint Ltd. (a)	484,875	4,378,421
		10,526,509
Interactive Media & Services 0.9%
Taboola.com Ltd. (a)	770,852	2,397,349
Ziff Davis, Inc. (a)	17,579	1,231,585
		3,628,934
IT Services 0.2%
Perficient, Inc. (a)	10,054	837,800
Leisure Products 0.8%
Sturm Ruger & Co., Inc.	35,891	1,900,787
YETI Holdings, Inc. (a)	26,584	1,032,523
		2,933,310
Machinery 2.7%
Blue Bird Corp. (a)	102,518	2,304,605
Hillman Solutions Corp. (a)	277,362	2,499,031
Kennametal, Inc.	85,911	2,439,013
Middleby Corp. (The) (a)	8,995	1,329,731
REV Group, Inc.	147,541	1,956,394
		10,528,774
Media 1.3%
Criteo SA, Sponsored ADR (a)	50,921	1,718,075
Magnite, Inc. (a)	246,890	3,370,048
		5,088,123
Metals & Mining 1.5%
Carpenter Technology Corp.	49,700	2,789,661
Compass Minerals International, Inc.	42,178	1,434,052
MP Materials Corp. (a)	63,887	1,461,735
		5,685,448
	Shares	Value

Mortgage Real Estate Investment Trusts 0.8%
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	50,333	$ 1,258,325
Rithm Capital Corp.	193,333	1,807,664
		3,065,989
Office REITs 0.4%
Piedmont Office Realty Trust, Inc., Class A	209,960	1,526,409
Oil, Gas & Consumable Fuels 1.2%
PBF Energy, Inc., Class A	54,406	2,227,382
Viper Energy Partners LP	96,204	2,581,153
		4,808,535
Personal Care Products 1.6%
Edgewell Personal Care Co.	50,585	2,089,667
elf Beauty, Inc. (a)	25,721	2,938,110
Medifast, Inc.	13,533	1,247,201
		6,274,978
Pharmaceuticals 1.9%
Aclaris Therapeutics, Inc. (a)	233,298	2,419,300
Intra-Cellular Therapies, Inc. (a)	14,080	891,546
Pacira BioSciences, Inc. (a)	77,653	3,111,556
Revance Therapeutics, Inc. (a)	14,889	376,840
Verona Pharma plc, ADR (a)(b)	28,123	594,520
		7,393,762
Professional Services 3.0%
ExlService Holdings, Inc. (a)	17,291	2,611,979
Insperity, Inc.	28,217	3,356,694
TriNet Group, Inc. (a)	26,342	2,501,700
Verra Mobility Corp. (a)	164,953	3,252,873
		11,723,246
Real Estate Management & Development 1.1%
Marcus & Millichap, Inc.	63,667	2,006,147
Tricon Residential, Inc.	264,574	2,330,897
		4,337,044
Semiconductors & Semiconductor Equipment 2.5%
Ichor Holdings Ltd. (a)	60,444	2,266,650
MKS Instruments, Inc.	6,780	732,918
Semtech Corp. (a)	94,637	2,409,458
Silicon Motion Technology Corp., ADR	26,048	1,871,809
SiTime Corp. (a)	8,504	1,003,217
Synaptics, Inc. (a)	15,161	1,294,446
		9,578,498
Software 6.6%
Adeia, Inc.	233,777	2,573,885
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Software (continued)
Agilysys, Inc. (a)	29,081	$ 1,996,120
Box, Inc., Class A (a)	78,190	2,297,222
CyberArk Software Ltd. (a)	10,878	1,700,558
DoubleVerify Holdings, Inc. (a)	54,790	2,132,427
Five9, Inc. (a)	23,143	1,908,140
Intapp, Inc. (a)	11,300	473,583
InterDigital, Inc.	23,691	2,287,366
Jamf Holding Corp. (a)(b)	77,527	1,513,327
Manhattan Associates, Inc. (a)	10,612	2,121,126
PowerSchool Holdings, Inc., Class A (a)	84,511	1,617,540
SolarWinds Corp. (a)	257,438	2,641,314
Xperi, Inc. (a)	192,911	2,536,780
		25,799,388
Specialized REITs 0.8%
Uniti Group, Inc. (b)	659,711	3,047,865
Specialty Retail 1.0%
Monro, Inc.	100,202	4,071,207
Textiles, Apparel & Luxury Goods 1.9%
Carter's, Inc.	21,908	1,590,521
Crocs, Inc. (a)	17,744	1,995,135
Kontoor Brands, Inc.	39,466	1,661,519
Steven Madden Ltd.	62,874	2,055,351
		7,302,526
Trading Companies & Distributors 4.0%
Air Lease Corp.	49,623	2,076,722
Applied Industrial Technologies, Inc.	16,887	2,445,744
Boise Cascade Co.	41,662	3,764,162
McGrath RentCorp	20,402	1,886,777
MRC Global, Inc. (a)	229,852	2,314,610
Rush Enterprises, Inc., Class A	24,935	1,514,552
WESCO International, Inc.	9,381	1,679,762
		15,682,329
Total Common Stocks (Cost $385,104,227)		371,187,134
Exchange-Traded Funds 3.3%
iShares Russell 2000 ETF (b)	32,204	6,030,843
iShares Russell 2000 Growth ETF	7,761	1,883,284
	Shares	Value

iShares Russell 2000 Value ETF (b)	35,114	$ 4,944,051
Total Exchange-Traded Funds (Cost $12,451,155)		12,858,178

	Number of Warrants
Warrants 0.0% ‡
Energy Equipment & Services 0.0% ‡
Nabors Industries Ltd.
Expires 6/11/26 (a)	10,100	116,150
Total Warrants (Cost $0)		116,150

	Shares
Short-Term Investments 4.6%
Affiliated Investment Company 1.4%
MainStay U.S. Government Liquidity Fund, 5.06% (c)	5,267,308	5,267,308
Unaffiliated Investment Companies 3.2%
Goldman Sachs Financial Square Government Fund, 5.122% (c)(d)	5,000,000	5,000,000
Invesco Government & Agency Portfolio, 5.158% (c)(d)	2,304,144	2,304,144
RBC U.S. Government Money Market Fund, 5.081% (c)(d)	5,000,000	5,000,000
Total Unaffiliated Investment Companies (Cost $12,304,144)		12,304,144
Total Short-Term Investments (Cost $17,571,452)		17,571,452
Total Investments (Cost $415,126,834)	103.6%	401,732,914
Other Assets, Less Liabilities	(3.6)	(13,838,115)
Net Assets	100.0%	$ 387,894,799

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Wellington Small Cap Portfolio

(b)	All or a portion of this security was held on loan. As of June 30, 2023, the aggregate market value of securities on loan was $27,025,239; the total market value of collateral held by the Portfolio was $27,773,237. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $15,469,093. The Portfolio received cash collateral with a value of $12,304,144. (See Note 2(I))
(c)	Current yield as of June 30, 2023.
(d)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 3,651	$ 53,449	$ (51,833)	$ —	$ —	$ 5,267	$ 139	$ —	5,267
Futures Contracts
As of June 30, 2023, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
Russell 2000 E-Mini Index	24	September 2023	$ 2,264,135	$ 2,284,440	$ 20,305

1.	As of June 30, 2023, cash in the amount of $163,680 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2023.

Abbreviation(s):
ADR—American Depositary Receipt
ETF—Exchange-Traded Fund
REIT—Real Estate Investment Trust
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 371,187,134	$ —	$ —	$ 371,187,134
Exchange-Traded Funds	12,858,178	—	—	12,858,178
Warrants	116,150	—	—	116,150
Short-Term Investments
Affiliated Investment Company	5,267,308	—	—	5,267,308
Unaffiliated Investment Companies	12,304,144	—	—	12,304,144
Total Short-Term Investments	17,571,452	—	—	17,571,452
Total Investments in Securities	401,732,914	—	—	401,732,914
Other Financial Instruments
Futures Contracts (b)	20,305	—	—	20,305
Total Investments in Securities and Other Financial Instruments	$ 401,753,219	$ —	$ —	$ 401,753,219

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Wellington Small Cap Portfolio

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $409,859,526) including securities on loan of $27,025,239	$396,465,606
Investment in affiliated investment companies, at value (identified cost $5,267,308)	5,267,308
Cash collateral on deposit at broker for futures contracts	163,680
Receivables:
Investment securities sold	3,844,652
Portfolio shares sold	803,355
Dividends	374,381
Variation margin on futures contracts	121,414
Securities lending	6,107
Other assets	4,115
Total assets	407,050,618
Liabilities
Cash collateral received for securities on loan	12,304,144
Payables:
Investment securities purchased	6,265,376
Manager (See Note 3)	224,936
Portfolio shares redeemed	206,439
Shareholder communication	72,276
NYLIFE Distributors (See Note 3)	45,864
Professional fees	25,453
Custodian	5,001
Accrued expenses	6,330
Total liabilities	19,155,819
Net assets	$387,894,799
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 48,284
Additional paid-in-capital	457,958,089
458,006,373
Total distributable earnings (loss)	(70,111,574)
Net assets	$387,894,799
Initial Class
Net assets applicable to outstanding shares	$160,658,221
Shares of beneficial interest outstanding	19,835,836
Net asset value per share outstanding	$ 8.10
Service Class
Net assets applicable to outstanding shares	$227,236,578
Shares of beneficial interest outstanding	28,448,532
Net asset value per share outstanding	$ 7.99

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $20,068)	$ 3,080,861
Dividends-affiliated	139,194
Securities lending, net	30,405
Total income	3,250,460
Expenses
Manager (See Note 3)	1,571,855
Distribution/Service—Service Class (See Note 3)	278,282
Professional fees	39,360
Custodian	11,491
Trustees	4,874
Miscellaneous	4,362
Total expenses before waiver/reimbursement	1,910,224
Expense waiver/reimbursement from Manager (See Note 3)	(177,974)
Net expenses	1,732,250
Net investment income (loss)	1,518,210
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(12,262,705)
Futures transactions	496,630
Foreign currency transactions	(1,813)
Net realized gain (loss)	(11,767,888)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	30,835,094
Futures contracts	99,205
Translation of other assets and liabilities in foreign currencies	(2)
Net change in unrealized appreciation (depreciation)	30,934,297
Net realized and unrealized gain (loss)	19,166,409
Net increase (decrease) in net assets resulting from operations	$ 20,684,619
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Wellington Small Cap Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,518,210	$ 2,367,068
Net realized gain (loss)	(11,767,888)	(47,768,878)
Net change in unrealized appreciation (depreciation)	30,934,297	(62,073,610)
Net increase (decrease) in net assets resulting from operations	20,684,619	(107,475,420)
Distributions to shareholders:
Initial Class	—	(49,470,351)
Service Class	—	(66,408,806)
Total distributions to shareholders	—	(115,879,157)
Capital share transactions:
Net proceeds from sales of shares	18,556,729	42,762,495
Net asset value of shares issued to shareholders in reinvestment of distributions	—	115,879,157
Cost of shares redeemed	(47,841,155)	(57,789,013)
Increase (decrease) in net assets derived from capital share transactions	(29,284,426)	100,852,639
Net increase (decrease) in net assets	(8,599,807)	(122,501,938)
Net Assets
Beginning of period	396,494,606	518,996,544
End of period	$387,894,799	$ 396,494,606
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 7.69	$ 13.79	$ 11.73	$ 10.65	$ 9.82	$ 13.16
Net investment income (loss) (a)	0.04	0.07	0.16	0.04	0.05	0.04
Net realized and unrealized gain (loss)	0.37	(3.05)	1.95	1.05	1.61	(1.71)
Total from investment operations	0.41	(2.98)	2.11	1.09	1.66	(1.67)
Less distributions:
From net investment income	—	(0.13)	(0.05)	(0.01)	(0.02)	—
From net realized gain on investments	—	(2.99)	—	—	(0.81)	(1.67)
Total distributions	—	(3.12)	(0.05)	(0.01)	(0.83)	(1.67)
Net asset value at end of period	$ 8.10	$ 7.69	$ 13.79	$ 11.73	$ 10.65	$ 9.82
Total investment return (b)	5.33%(c)	(20.83)%	18.03%	10.22%	17.82%	(15.11)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.91%††	0.70%	0.93%	0.42%	0.48%	0.33%
Net expenses (d)	0.74%††	0.74%	0.74%	0.75%	0.82%	0.90%
Expenses (before waiver/reimbursement) (d)	0.83%††	0.85%	0.86%	0.86%	0.86%	0.90%
Portfolio turnover rate	33%	71%	83%	225%	257%	161%
Net assets at end of period (in 000's)	$ 160,658	$ 172,629	$ 206,410	$ 197,586	$ 198,292	$ 123,857

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Wellington Small Cap Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Service Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 7.59	$ 13.65	$ 11.61	$ 10.56	$ 9.76	$ 13.11
Net investment income (loss) (a)	0.03	0.05	0.12	0.02	0.02	0.01
Net realized and unrealized gain (loss)	0.37	(3.02)	1.95	1.03	1.59	(1.69)
Total from investment operations	0.40	(2.97)	2.07	1.05	1.61	(1.68)
Less distributions:
From net investment income	—	(0.10)	(0.03)	—	(0.00)‡	—
From net realized gain on investments	—	(2.99)	—	—	(0.81)	(1.67)
Total distributions	—	(3.09)	(0.03)	—	(0.81)	(1.67)
Net asset value at end of period	$ 7.99	$ 7.59	$ 13.65	$ 11.61	$ 10.56	$ 9.76
Total investment return (b)	5.27%(c)	(21.03)%	17.73%	9.94%(c)	17.53%	(15.32)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.67%††	0.44%	0.66%	0.17%	0.22%	0.09%
Net expenses (d)	0.99%††	0.99%	0.99%	1.00%	1.07%	1.15%
Expenses (before waiver/reimbursement) (d)	1.08%††	1.10%	1.11%	1.11%	1.12%	1.15%
Portfolio turnover rate	33%	71%	83%	225%	257%	161%
Net assets at end of period (in 000's)	$ 227,237	$ 223,866	$ 312,587	$ 304,479	$ 317,216	$ 136,965

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Wellington Small Cap Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 2, 2016
Service Class	May 2, 2016
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a

20	MainStay VP Wellington Small Cap Portfolio

framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, including exchange-traded funds ("ETFs"), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter
21

Notes to Financial Statements (Unaudited) (continued)
assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of

22	MainStay VP Wellington Small Cap Portfolio

Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2023, are shown in the Portfolio of Investments.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2023, are shown in the Portfolio of Investments.
(J) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of June 30, 2023 are shown in the Portfolio of Investments.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there
23

Notes to Financial Statements (Unaudited) (continued)
can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values.
Fair value of derivative instruments as of June 30, 2023:
Asset Derivatives	Equity Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$20,305	$20,305
Total Fair Value	$20,305	$20,305

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2023:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Futures Transactions	$496,630	$496,630
Total Net Realized Gain (Loss)	$496,630	$496,630

Net Change in Unrealized Appreciation (Depreciation)	Equity Contracts Risk	Total
Futures Contracts	$99,205	$99,205
Total Net Change in Unrealized Appreciation (Depreciation)	$99,205	$99,205

Average Notional Amount	Total
Futures Contracts Long	$4,541,998
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The
Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.80% up to $1 billion; 0.775% from $1 billion to $2 billion; and 0.75% in excess of $2 billion. During the six-month period ended June 30, 2023, the effective management fee rate was 0.80% (exclusive of any applicable waivers/reimbursements).
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.74% of the Portfolio's average daily net assets of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement to Service Class shares. This agreement will remain in effect until May 1, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended June 30, 2023, New York Life Investments earned fees from the Portfolio in the amount of $1,571,855 and waived fees and/or reimbursed expenses in the amount of $177,974 and paid the Subadvisor fees in the amount of $686,191.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in

24	MainStay VP Wellington Small Cap Portfolio

accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$419,130,199	$32,240,531	$(49,637,816)	$(17,397,285)
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $45,284,168, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$33,618	$11,666
During the year ended December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$ 88,089,468
Long-Term Capital Gains	27,789,689
Total	$115,879,157
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2023, purchases and sales of securities, other than short-term securities, were $130,387 and $157,816, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2023 and the year ended December 31, 2022, were as follows:
25

Notes to Financial Statements (Unaudited) (continued)
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	1,127,782	$ 8,731,646
Shares redeemed	(3,747,776)	(29,625,506)
Net increase (decrease)	(2,619,994)	$(20,893,860)
Year ended December 31, 2022:
Shares sold	2,446,048	$ 27,488,637
Shares issued to shareholders in reinvestment of distributions	6,649,151	49,470,351
Shares redeemed	(1,607,897)	(17,992,442)
Net increase (decrease)	7,487,302	$ 58,966,546

Service Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	1,280,356	$ 9,825,083
Shares redeemed	(2,323,517)	(18,215,649)
Net increase (decrease)	(1,043,161)	$ (8,390,566)
Year ended December 31, 2022:
Shares sold	1,368,591	$ 15,273,858
Shares issued to shareholders in reinvestment of distributions	9,034,597	66,408,806
Shares redeemed	(3,804,605)	(39,796,571)
Net increase (decrease)	6,598,583	$ 41,886,093
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Portfolio, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2023, events and transactions subsequent to June 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
26	MainStay VP Wellington Small Cap Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk. A Portfolio's liquidity risk is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The Board of Trustees of MainStay VP Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
27

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
28	MainStay VP Wellington Small Cap Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

2023 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5035106	MSVPSCC10-08/23
(NYLIAC) NI530

MainStay VP Candriam Emerging Markets Equity Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended June 30, 2023. Markets reacted positively to several developments – easing inflationary pressures and softening monetary policy – the most prominent among them.
At the start of the reporting period, high levels of inflation had already begun to show signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.06% in June 2022, the annualized U.S. inflation rate as measured by the Consumer Price Index fell to 6.41% in January 2023, and to 2.97% in June 2023, according to the most recent figures. At the same time, the Fed increased the benchmark federal funds rate, from 4.25%–4.50% at the beginning of the reporting period, to 5.00%–5.25% as of June 30, 2023. While the Fed signaled that further rate increases were likely in 2023, the Fed also appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a negative note, rising interest rates contributed to the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry, and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the S&P 500® Index’s strongest sector, followed by consumer discretionary. However, the communications services, utilities and energy sectors lost substantial ground as value-oriented stocks fell out of favor and oil prices declined, with financials and health care shares dipping more mildly. While international markets rose, they generally trailed the U.S. market, with developed international markets outperforming their emerging markets counterparts.
Corporate bond prices trended moderately higher amid high volatility, bolstered by positive inflationary and interest rate trends in the United States while constrained by banking industry turmoil. After years of low yields and tight credit spreads, the sector benefited from more attractive valuations and income opportunities. Markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. Long-term rates remained lower than short-term rates throughout the reporting period, a yield curve inversion that reminded investors of the uncertainties implicit in the current economic environment. U.S. Treasury bonds provided more modest gains, with the positive impact of declining inflation largely balanced by the negative impact of high consumer prices.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the long-term focus, unique perspectives and commitment to client service you expect.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date[1,2,3]	Six Months[4]	One Year	Five Years	Ten Years	Gross Expense Ratio[5]
Initial Class Shares	2/17/2012	4.36%	-5.24%	-0.90%	0.69%	1.16%
Service Class Shares	2/17/2012	4.23	-5.47	-1.15	0.44	1.41

1.	Effective January 13, 2015, the Portfolio changed its subadvisors and revised its principal investment strategies. The performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisors and principal investment strategies.
2.	Effective January 1, 2018, due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.
3.	Effective May 1, 2021, the Portfolio replaced one of its subadvisors and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio's prior subadvisor and principal investment strategies.
4.	Not annualized.
5.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
MSCI Emerging Markets Index (Net)[2]	4.89%	1.75%	0.93%	2.95%
Morningstar Diversified Emerging Markets Category Average[3]	7.20	5.39	1.48	2.89

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The MSCI Emerging Markets Index (Net) is the Portfolio's primary benchmark. The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.
3.	The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These funds invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Candriam Emerging Markets Equity Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,043.60	$5.73	$1,019.19	$5.66	1.13%
Service Class Shares	$1,000.00	$1,042.30	$6.99	$1,017.95	$6.90	1.38%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Candriam Emerging Markets Equity Portfolio

Country Composition as of June 30, 2023 (Unaudited)
China	29.9%
Taiwan	16.1
India	15.7
Republic of Korea	12.0
Brazil	7.2
Mexico	4.2
South Africa	3.2
Indonesia	3.0
Thailand	2.9
Poland	1.2
Turkey	0.8%
Peru	0.8
Malaysia	0.6
Russia	0.0‡
Greece	0.0‡
Hong Kong	0.0‡
Other Assets, Less Liabilities	2.4
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2023 (excluding short-term investments) (Unaudited)
1.	Taiwan Semiconductor Manufacturing Co. Ltd.
2.	Tencent Holdings Ltd.
3.	Alibaba Group Holding Ltd.
4.	Samsung Electronics Co. Ltd.
5.	Reliance Industries Ltd.
6.	Ping An Insurance Group Co. of China Ltd., Class H
7.	SK Hynix, Inc.
8.	Axis Bank Ltd.
9.	LG Chem Ltd.
10.	Bharti Airtel Ltd.

7

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by Paulo Salazar, Philip Screve and Lamine Saidi of Candriam, the Portfolio’s Subadvisor.
How did MainStay VP Candriam Emerging Markets Equity Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP Candriam Emerging Markets Equity Portfolio returned 4.36% for Initial Class shares and 4.23% for Service Class shares. Over the same period, both share classes underperformed the 4.89% return of the MSCI Emerging Markets Index (Net) (the "Index”), which is the Portfolio’s benchmark, and the 7.20% return of the Morningstar Diversified Emerging Markets Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
Returns relative to the Index were negatively affected by slower-than-anticipated recovery in China, undermining returns from the Portfolio’s China reopening investment theme, which was added earlier in the reporting period. During the reporting period, we reduced the Portfolio’s exposure to reopening investments to limit their impact. In terms of style, returns from emerging markets growth and quality factors underperformed value, further detracting from relative returns.
Conversely, the Portfolio’s relative returns benefited from exposure to the theme of artificial intelligence (AI) through investments in AI-related semiconductor makers, including Alchip, Aspeed Technology, Taiwan Semiconductor Manufacturing Company (TSMC) and SK hynix. The boom in AI-related industrial activity and stock prices strengthened the fundamentals of companies from Asia, especially those from Taiwan and South Korea, which serve as hubs for semiconductor development and production, having incubated global leaders. Other positive investment themes included the recovery of capital expenditures in India, ecommerce recovery in Latin America and South Korea’s post-pandemic reopening.
Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?
Relatively strong returns in the information technology sector as a result of stock selection bolstered relative returns, while negative returns in the consumer discretionary sector due to disappointing stock selection undermined the Portfolio’s performance relative to the Index.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The strongest positive contributions to the Portfolio’s absolute performance came from holdings in AI-related semiconductor makers TSMC, Alchip and SK hynix, all mentioned above. (Contributions take weightings and total returns into account.) The most substantial detractors from the Portfolio’s absolute performance included Meituan, JD.com and China Tourism. Chinese food-delivery company Meituan faced increasing competitive pressures. Increased competition and weak consumer spending weighed on shares of Chinese ecommerce player JD.com. Chinese resort and mall operator China Tourism was hurt by weak consumer spending, prompting the Portfolio to exit its position.
Did the Portfolio make any significant purchases or sales during the reporting period?
The most significant purchases during the reporting period included shares in South Korean industrial giant LG Chem and Brazilian banking company Banco do Brasil. LG Chem is a beneficiary of expanding global demand for electric vehicle batteries through the company’s LG Energy Solution subsidiary. Banco do Brasil is positioned to benefit from growing credit demand in Brazil’s agricultural sector.
During the same period, the Portfolio’s most significant sales included positions in China-based restaurant chain Jiumaojiu International and Thailand-based utility company Energy Absolute. We saw few catalysts for Jiumaojiu International following the reopening in China, while Energy Absolute suffered as a result of valuation concerns and a weakening outlook.
How did the Portfolio’s sector weightings change during the reporting period?
The Portfolio increased its weighting relative to the Index in the materials and financials sectors, while decreasing its weightings in the consumer discretionary and health care sectors. In each case, we made the sector level changes to bring the Portfolio more closely in line with Index sector weightings.
How was the Portfolio positioned at the end of the reporting period?
Despite near-term fluctuations, we believe the long-term outlook for emerging markets equities remains positive. Although China faces headwinds, including macro weakness and volatile geopolitical challenges, in our opinion, current valuations reflect most of these concerns. The competitive environment in the consumer retail sector may trigger a shift in sector leadership, which is potentially beneficial for Chinese consumers. Furthermore, the current market scenario includes new secular growth themes such as the digital/cloud rollout for Chinese enterprises, advances in high-end manufacturing and integration of AI features by software and gaming leaders. The Portfolio is well positioned to benefit from these themes.
We also believe that rising demand for AI-associated processing and memory semiconductors is likely to remain a tailwind for the Portfolio’s holdings in Taiwan and South Korea. From a

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Candriam Emerging Markets Equity Portfolio

value-chain perspective, multiple Asian companies are direct contributors to the AI theme’s growth, and are expected to be long-term beneficiaries of the transition. In addition, South Korean firms are poised to gain advantages from demand related to the United States' Inflation Reduction Act (IRA) and the European Union's push to meet clean technology goals.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2023†^(Unaudited)
	Shares	Value
Common Stocks 96.4%
Brazil 6.0%
Banco do Brasil SA (Banks)	265,000	$ 2,734,013
Localiza Rent a Car SA (Ground Transportation)	148,000	2,117,288
MercadoLibre, Inc. (Broadline Retail) (a)	1,400	1,658,440
NU Holdings Ltd., Class A (Banks) (a)	192,000	1,514,880
PRIO SA (Oil, Gas & Consumable Fuels) (a)	216,000	1,672,712
Raia Drogasil SA (Consumer Staples Distribution & Retail)	290,060	1,793,111
WEG SA (Electrical Equipment)	236,000	1,860,616
		13,351,060
China 29.9%
Aier Eye Hospital Group Co. Ltd., Class A (Health Care Providers & Services)	364,116	929,833
Airtac International Group (Machinery)	38,000	1,250,622
Alibaba Group Holding Ltd. (Broadline Retail) (a)	635,000	6,580,143
Anhui Huaheng Biotechnology Co. Ltd., Class A (Chemicals)	44,592	555,432
ANTA Sports Products Ltd. (Textiles, Apparel & Luxury Goods)	110,000	1,123,724
Asia Cement China Holdings Corp. (Construction Materials) (a)	15,500	7,655
Baidu, Inc., Class A (Interactive Media & Services) (a)	128,000	2,169,270
Bank of Jiangsu Co. Ltd., Class A (Banks) (a)	3,239,994	3,278,330
Beijing Compass Technology Development Co. Ltd., Class A (Capital Markets) (a)	109,992	735,748
BYD Co. Ltd., Class H (Automobiles)	61,000	1,946,146
BYD Electronic International Co. Ltd. (Communications Equipment)	450,000	1,361,026
China Merchants Bank Co. Ltd., Class H (Banks)	540,000	2,453,293
China Resources Land Ltd. (Real Estate Management & Development)	460,000	1,948,954
CMOC Group Ltd., Class H (Metals & Mining)	1,900,539	994,412
Contemporary Amperex Technology Co. Ltd., Class A (Electrical Equipment)	45,573	1,435,377
Flat Glass Group Co. Ltd., Class H (Semiconductors & Semiconductor Equipment)	230,000	785,158
Haidilao International Holding Ltd. (Hotels, Restaurants & Leisure) (b)	50,000	110,005
JD Health International, Inc. (Consumer Staples Distribution & Retail) (a)(b)	150,000	946,593
	Shares	Value

China (continued)
JD.com, Inc., Class A (Broadline Retail)	92,000	$ 1,554,467
Kanzhun Ltd., ADR (Interactive Media & Services) (a)	46,000	692,300
Kingsoft Corp. Ltd. (Entertainment)	250,000	984,239
Li Auto, Inc., Class A (Automobiles) (a)	50,000	864,599
Longshine Technology Group Co. Ltd., Class A (Software)	256,991	823,611
Luzhou Laojiao Co. Ltd., Class A (Beverages)	34,000	980,910
Meituan (Hotels, Restaurants & Leisure) (a)(b)	202,000	3,152,705
NARI Technology Co. Ltd., Class A (Electrical Equipment)	313,196	995,977
NetEase, Inc. (Entertainment)	118,000	2,297,958
Ningbo Deye Technology Co. Ltd., Class A (Machinery)	40,185	827,316
Nongfu Spring Co. Ltd., Class H (Beverages) (b)	330,000	1,821,401
PDD Holdings, Inc., ADR (Broadline Retail) (a)	23,000	1,590,220
PetroChina Co. Ltd., Class H (Oil, Gas & Consumable Fuels)	2,800,000	1,936,702
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	750,000	4,771,248
Proya Cosmetics Co. Ltd., Class A (Personal Care Products)	76,945	1,190,606
Shanghai Baosight Software Co. Ltd., Class A (Software)	180,576	1,263,079
Shenzhen Inovance Technology Co. Ltd., Class A (Machinery)	152,000	1,343,592
Tencent Holdings Ltd. (Interactive Media & Services)	195,000	8,251,914
Yadea Group Holdings Ltd. (Automobiles) (b)	720,000	1,637,366
Zijin Mining Group Co. Ltd., Class H (Metals & Mining)	839,821	1,232,509
		66,824,440
Greece 0.0% ‡
FF Group (Textiles, Apparel & Luxury Goods) (a)(c)(d)	19,000	—
Hong Kong 0.0% ‡
China Lumena New Materials Corp. (Chemicals) (a)(c)(d)	6,500	—
India 15.7%
ABB India Ltd. (Electrical Equipment)	50,000	2,695,760

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Candriam Emerging Markets Equity Portfolio

	Shares	Value
Common Stocks (continued)
India (continued)
APL Apollo Tubes Ltd. (Metals & Mining)	94,000	$ 1,495,658
Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	25,000	1,553,642
Axis Bank Ltd. (Banks)	326,000	3,923,981
Bajaj Finance Ltd. (Consumer Finance)	24,000	2,094,859
Bharti Airtel Ltd. (Wireless Telecommunication Services)	312,000	3,342,059
HDFC Bank Ltd. (Banks)	114,000	2,364,316
ICICI Bank Ltd. (Banks)	184,000	2,096,225
Indraprastha Gas Ltd. (Gas Utilities)	146,000	842,421
Infosys Ltd. (IT Services)	48,000	781,411
KPIT Technologies Ltd. (Software)	60,000	797,062
Mahindra & Mahindra Ltd. (Automobiles)	124,000	2,197,156
Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	156,000	4,849,551
SBI Cards & Payment Services Ltd. (Consumer Finance)	154,000	1,590,380
Tata Elxsi Ltd. (Software)	9,000	832,516
Torrent Pharmaceuticals Ltd. (Pharmaceuticals)	66,000	1,532,575
Varun Beverages Ltd. (Beverages)	230,000	2,250,060
		35,239,632
Indonesia 3.0%
Aneka Tambang Tbk. (Metals & Mining)	7,800,000	1,013,073
Bank Central Asia Tbk. PT (Banks)	4,960,000	3,057,711
Merdeka Copper Gold Tbk. PT (Metals & Mining) (a)	7,000,000	1,426,050
Sumber Alfaria Trijaya Tbk. PT (Consumer Staples Distribution & Retail)	7,600,000	1,308,801
		6,805,635
Malaysia 0.6%
Press Metal Aluminium Holdings Bhd. (Metals & Mining)	1,360,000	1,369,470
Mexico 4.2%
America Movil SAB de CV (Wireless Telecommunication Services)	2,980,000	3,238,184
Gruma SAB de CV, Class B (Food Products)	114,000	1,830,047
Grupo Aeroportuario del Pacifico SAB de CV, Class B (Transportation Infrastructure)	78,000	1,400,008
Grupo Financiero Banorte SAB de CV, Class O (Banks)	346,000	2,854,394
		9,322,633
	Shares	Value

Peru 0.8%
Credicorp Ltd. (Banks)	11,600	$ 1,712,624
Poland 1.2%
Dino Polska SA (Consumer Staples Distribution & Retail) (a)(b)	22,600	2,639,108
Republic of Korea 12.0%
Coupang, Inc. (Broadline Retail) (a)	64,000	1,113,600
Daejoo Electronic Materials Co. Ltd. (Electronic Equipment, Instruments & Components)	7,000	512,655
DB Insurance Co. Ltd. (Insurance)	10,000	566,159
JYP Entertainment Corp. (Entertainment)	18,200	1,806,671
KB Financial Group, Inc. (Banks)	59,000	2,138,087
L&F Co. Ltd. (Electronic Equipment, Instruments & Components)	4,400	811,445
LG Chem Ltd. (Chemicals)	7,400	3,745,911
Samsung Biologics Co. Ltd. (Life Sciences Tools & Services) (a)(b)	3,900	2,202,102
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	96,000	5,260,274
Samsung Engineering Co. Ltd. (Construction & Engineering) (a)	110,000	2,362,539
Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	3,800	1,929,344
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	50,000	4,371,419
		26,820,206
Russia 0.0% ‡
Magnit PJSC (Consumer Staples Distribution & Retail) (a)(c)(d)	22,529	—
South Africa 3.2%
Capitec Bank Holdings Ltd. (Banks)	13,200	1,099,574
FirstRand Ltd. (Financial Services)	600,000	2,183,702
Gold Fields Ltd. (Metals & Mining)	150,000	2,085,196
Naspers Ltd., Class N (Broadline Retail)	10,600	1,914,294
		7,282,766
Taiwan 16.1%
Accton Technology Corp. (Communications Equipment)	224,000	2,510,106
Alchip Technologies Ltd. (Semiconductors & Semiconductor Equipment)	43,000	2,478,287
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	11,000	1,006,598
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Chailease Holding Co. Ltd. (Financial Services) (a)	374,200	$ 2,451,052
CTBC Financial Holding Co. Ltd. (Banks)	3,100,000	2,473,471
Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	292,000	3,229,912
E Ink Holdings, Inc. (Electronic Equipment, Instruments & Components)	160,000	1,155,902
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,021,000	18,882,821
Voltronic Power Technology Corp. (Electrical Equipment)	30,000	1,892,790
		36,080,939
Thailand 2.9%
Airports of Thailand PCL, NVDR (Transportation Infrastructure) (a)	1,200,000	2,436,892
Bangkok Dusit Medical Services PCL, NVDR (Health Care Providers & Services)	1,700,000	1,330,560
CP ALL PCL, NVDR (Consumer Staples Distribution & Retail)	620,000	1,092,935
Kasikornbank PCL, NVDR (Banks)	420,000	1,534,057
		6,394,444
Turkey 0.8%
BIM Birlesik Magazalar A/S (Consumer Staples Distribution & Retail)	282,000	1,851,339
Total Common Stocks (Cost $217,400,460)		215,694,296
	Shares	Value
Preferred Stock 1.2%
Brazil 1.2%
Itau Unibanco Holding SA (Banks)	456,000	$ 2,706,554
Total Preferred Stock (Cost $2,226,026)		2,706,554
Total Investments (Cost $219,626,486)	97.6%	218,400,850
Other Assets, Less Liabilities	2.4	5,418,422
Net Assets	100.0%	$ 223,819,272

†	Percentages indicated are based on Portfolio net assets.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Illiquid security—As of June 30, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $0, which represented less than one-tenth of a percent of the Portfolio’s net assets.
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

Abbreviation(s):
ADR—American Depositary Receipt
NVDR—Non-Voting Depositary Receipt
PCL—Provision for Credit Losses

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Candriam Emerging Markets Equity Portfolio

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
Indonesia	$ —	$ 6,805,635	$ —	$ 6,805,635
Turkey	—	1,851,339	—	1,851,339
All Other Countries	207,037,322	—	—	207,037,322
Total Common Stocks	207,037,322	8,656,974	—	215,694,296
Preferred Stock	2,706,554	—	—	2,706,554
Total Investments in Securities	$ 209,743,876	$ 8,656,974	$ —	$ 218,400,850

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
The table below sets forth the diversification of the Portfolio’s investments by industry.
Industry Diversification
	Value	Percent †^
Automobiles	$ 6,645,267	3.0%
Banks	35,941,510	16.1
Beverages	5,052,371	2.3
Broadline Retail	14,411,164	6.4
Capital Markets	735,748	0.3
Chemicals	4,301,343	1.9
Communications Equipment	3,871,132	1.7
Construction & Engineering	2,362,539	1.1
Construction Materials	7,655	0.0‡
Consumer Finance	3,685,239	1.6
Consumer Staples Distribution & Retail	9,631,887	4.3
Electrical Equipment	8,880,520	4.0
Electronic Equipment, Instruments & Components	7,639,258	3.4
Entertainment	5,088,868	2.3
Financial Services	4,634,754	2.1
Food Products	1,830,047	0.8
Gas Utilities	842,421	0.4
Ground Transportation	2,117,288	0.9
Health Care Providers & Services	3,814,035	1.7
Hotels, Restaurants & Leisure	3,262,710	1.5
Insurance	5,337,407	2.4
Interactive Media & Services	11,113,484	5.0
IT Services	781,411	0.3
Life Sciences Tools & Services	2,202,102	1.0
Machinery	3,421,530	1.5
Metals & Mining	9,616,368	4.3
Oil, Gas & Consumable Fuels	8,458,965	3.8
Personal Care Products	1,190,606	0.5
Pharmaceuticals	1,532,575	0.7
Real Estate Management & Development	1,948,954	0.9
Semiconductors & Semiconductor Equipment	27,524,283	12.3
Software	3,716,268	1.7
Technology Hardware, Storage & Peripherals	5,260,274	2.3
Textiles, Apparel & Luxury Goods	1,123,724	0.5
Transportation Infrastructure	3,836,900	1.7
Wireless Telecommunication Services	6,580,243	2.9
	Value	Percent †^
	218,400,850	97.6
Other Assets, Less Liabilities	5,418,422	2.4
Net Assets	$223,819,272	100.0%

†	Percentages indicated are based on Portfolio net assets.

^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Candriam Emerging Markets Equity Portfolio

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in securities, at value (identified cost $219,626,486)	$218,400,850
Cash	5,008,756
Cash denominated in foreign currencies (identified cost $1,041,428)	1,038,718
Receivables:
Investment securities sold	1,392,154
Dividends	790,518
Portfolio shares sold	8,088
Other assets	2,604
Total assets	226,641,688
Liabilities
Payables:
Investment securities purchased	1,690,229
Foreign capital gains tax (See Note 2)	699,103
Manager (See Note 3)	185,885
Portfolio shares redeemed	102,823
Custodian	52,873
Shareholder communication	32,686
Professional fees	27,563
NYLIFE Distributors (See Note 3)	14,282
Accrued expenses	16,972
Total liabilities	2,822,416
Net assets	$223,819,272
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 32,457
Additional paid-in-capital	277,911,964
277,944,421
Total distributable earnings (loss)	(54,125,149)
Net assets	$223,819,272
Initial Class
Net assets applicable to outstanding shares	$155,133,382
Shares of beneficial interest outstanding	22,506,224
Net asset value per share outstanding	$ 6.89
Service Class
Net assets applicable to outstanding shares	$ 68,685,890
Shares of beneficial interest outstanding	9,951,175
Net asset value per share outstanding	$ 6.90

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends (net of foreign tax withholding of $237,163)	$ 2,506,418
Securities lending, net	1,818
Other	24,492
Total income	2,532,728
Expenses
Manager (See Note 3)	1,137,110
Custodian	94,388
Distribution/Service—Service Class (See Note 3)	88,183
Professional fees	57,821
Trustees	2,910
Miscellaneous	7,804
Total expenses before waiver/reimbursement	1,388,216
Reimbursement from prior custodian(a)	(10,272)
Net expenses	1,377,944
Net investment income (loss)	1,154,784
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions(b)	(9,709,595)
Foreign currency transactions	(147,161)
Net realized gain (loss)	(9,856,756)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments(c)	18,939,357
Translation of other assets and liabilities in foreign currencies	(82,978)
Net change in unrealized appreciation (depreciation)	18,856,379
Net realized and unrealized gain (loss)	8,999,623
Net increase (decrease) in net assets resulting from operations	$10,154,407

(a)	Represents a refund for overbilling of custody fees.
(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $(43,924).
(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(249,856).
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Candriam Emerging Markets Equity Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,154,784	$ 3,076,160
Net realized gain (loss)	(9,856,756)	(44,773,229)
Net change in unrealized appreciation (depreciation)	18,856,379	(48,297,244)
Net increase (decrease) in net assets resulting from operations	10,154,407	(89,994,313)
Distributions to shareholders:
Initial Class	—	(25,368,728)
Service Class	—	(11,240,825)
Total distributions to shareholders	—	(36,609,553)
Capital share transactions:
Net proceeds from sales of shares	3,389,386	25,988,468
Net asset value of shares issued to shareholders in reinvestment of distributions	—	36,609,553
Cost of shares redeemed	(18,825,486)	(20,777,407)
Increase (decrease) in net assets derived from capital share transactions	(15,436,100)	41,820,614
Net increase (decrease) in net assets	(5,281,693)	(84,783,252)
Net Assets
Beginning of period	229,100,965	313,884,217
End of period	$223,819,272	$229,100,965
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 6.60	$ 11.16	$ 11.51	$ 9.46	$ 7.99	$ 10.22
Net investment income (loss)	0.04(a)	0.11	0.12(a)	0.07(a)	0.19(a)	0.12(a)
Net realized and unrealized gain (loss)	0.25	(3.39)	(0.34)	2.30	1.41	(2.21)
Total from investment operations	0.29	(3.28)	(0.22)	2.37	1.60	(2.09)
Less distributions:
From net investment income	—	(0.09)	(0.13)	(0.32)	(0.13)	(0.14)
From net realized gain on investments	—	(1.19)	—	—	—	—
Total distributions	—	(1.28)	(0.13)	(0.32)	(0.13)	(0.14)
Net asset value at end of period	$ 6.89	$ 6.60	$ 11.16	$ 11.51	$ 9.46	$ 7.99
Total investment return (b)	4.39%(c)	(28.72)%	(2.00)%	25.71%	20.08%	(20.55)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.10%††(d)	1.28%	1.02%	0.79%	2.18%	1.27%
Net expenses (e)	1.13%††(f)	1.16%	1.13%	1.18%	1.17%	1.16%
Expenses (before waiver/reimbursement) (e)	1.14%††	1.16%	1.14%	1.18%	1.17%	1.16%
Portfolio turnover rate	34%	115%	63%	123%	121%	135%
Net assets at end of period (in 000's)	$ 155,133	$ 158,187	$ 211,647	$ 257,933	$ 273,042	$ 371,834

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.09%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 1.14%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Candriam Emerging Markets Equity Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Service Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 6.62	$ 11.16	$ 11.52	$ 9.45	$ 7.98	$ 10.20
Net investment income (loss)	0.03(a)	0.09	0.09(a)	0.05(a)	0.17(a)	0.10(a)
Net realized and unrealized gain (loss)	0.25	(3.39)	(0.35)	2.31	1.40	(2.21)
Total from investment operations	0.28	(3.30)	(0.26)	2.36	1.57	(2.11)
Less distributions:
From net investment income	—	(0.05)	(0.10)	(0.29)	(0.10)	(0.11)
From net realized gain on investments	—	(1.19)	—	—	—	—
Total distributions	—	(1.24)	(0.10)	(0.29)	(0.10)	(0.11)
Net asset value at end of period	$ 6.90	$ 6.62	$ 11.16	$ 11.52	$ 9.45	$ 7.98
Total investment return (b)	4.23%	(28.89)%	(2.25)%	25.40%	19.78%	(20.74)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83%††(c)	1.03%	0.78%	0.57%	2.00%	1.07%
Net expenses (d)	1.38%††(e)	1.41%	1.38%	1.43%	1.42%	1.41%
Expenses (before waiver/reimbursement) (d)	1.39%††	1.41%	1.39%	1.43%	1.42%	1.41%
Portfolio turnover rate	34%	115%	63%	123%	121%	135%
Net assets at end of period (in 000's)	$ 68,686	$ 70,914	$ 102,237	$ 120,450	$ 127,042	$ 131,498

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.82%.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 1.39%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Candriam Emerging Markets Equity Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a

20	MainStay VP Candriam Emerging Markets Equity Portfolio

framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of June 30, 2023, are shown in the Portfolio of Investments.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized
21

Notes to Financial Statements (Unaudited) (continued)
as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of June 30, 2023, are shown in the Portfolio of Investments.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Portfolio's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Portfolio's procedures described above. The liquidity of the Portfolio's investments was determined as of June 30, 2023, and can change at any time. Illiquid investments as of June 30, 2023, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.

22	MainStay VP Candriam Emerging Markets Equity Portfolio

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Sold Short.  During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of June 30, 2023, the Portfolio did not enter into any securities sold short.
(J) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2023, the Portfolio did not have any portfolio securities on loan.
(K) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities
23

Notes to Financial Statements (Unaudited) (continued)
markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. For example, the Portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Candriam (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Candriam, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 1.00% up to $1 billion; and 0.975% in excess of $1 billion. During the six-month period ended June 30, 2023, the effective management fee rate was 1.00%.
During the six-month period ended June 30, 2023, New York Life Investments earned fees from the Portfolio in the amount of $1,137,110 and paid the Subadvisor fees of $568,555.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

24	MainStay VP Candriam Emerging Markets Equity Portfolio

Note 4-Federal Income Tax
As of June 30, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$223,889,477	$15,784,972	$(21,273,599)	$(5,488,627)
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $42,748,843, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$42,749	$—
During the year ended December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$ 2,194,677
Long-Term Capital Gains	34,414,876
Total	$36,609,553
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2023, purchases and sales of securities, other than short-term securities, were $75,575 and $91,906, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2023 and the year ended December 31, 2022, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	337,226	$ 2,281,323
Shares redeemed	(1,781,355)	(12,470,921)
Net increase (decrease)	(1,444,129)	$(10,189,598)
Year ended December 31, 2022:
Shares sold	1,945,628	$ 16,657,111
Shares issued to shareholders in reinvestment of distributions	4,039,028	25,368,728
Shares redeemed	(1,007,338)	(9,209,477)
Net increase (decrease)	4,977,318	$ 32,816,362

25

Notes to Financial Statements (Unaudited) (continued)
Service Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	163,030	$ 1,108,063
Shares redeemed	(920,703)	(6,354,565)
Net increase (decrease)	(757,673)	$ (5,246,502)
Year ended December 31, 2022:
Shares sold	1,068,938	$ 9,331,357
Shares issued to shareholders in reinvestment of distributions	1,784,088	11,240,825
Shares redeemed	(1,305,553)	(11,567,930)
Net increase (decrease)	1,547,473	$ 9,004,252
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Portfolio, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2023, events and transactions subsequent to June 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
26	MainStay VP Candriam Emerging Markets Equity Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk. A Portfolio's liquidity risk is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The Board of Trustees of MainStay VP Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
27

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
28	MainStay VP Candriam Emerging Markets Equity Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

2023 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5034691	MSVPEME10-08/23
(NYLIAC) NI516

MainStay VP IQ Hedge Multi-Strategy Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended June 30, 2023. Markets reacted positively to several developments – easing inflationary pressures and softening monetary policy – the most prominent among them.
At the start of the reporting period, high levels of inflation had already begun to show signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.06% in June 2022, the annualized U.S. inflation rate as measured by the Consumer Price Index fell to 6.41% in January 2023, and to 2.97% in June 2023, according to the most recent figures. At the same time, the Fed increased the benchmark federal funds rate, from 4.25%–4.50% at the beginning of the reporting period, to 5.00%–5.25% as of June 30, 2023. While the Fed signaled that further rate increases were likely in 2023, the Fed also appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a negative note, rising interest rates contributed to the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry, and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the S&P 500® Index’s strongest sector, followed by consumer discretionary. However, the communications services, utilities and energy sectors lost substantial ground as value-oriented stocks fell out of favor and oil prices declined, with financials and health care shares dipping more mildly. While international markets rose, they generally trailed the U.S. market, with developed international markets outperforming their emerging markets counterparts.
Corporate bond prices trended moderately higher amid high volatility, bolstered by positive inflationary and interest rate trends in the United States while constrained by banking industry turmoil. After years of low yields and tight credit spreads, the sector benefited from more attractive valuations and income opportunities. Markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. Long-term rates remained lower than short-term rates throughout the reporting period, a yield curve inversion that reminded investors of the uncertainties implicit in the current economic environment. U.S. Treasury bonds provided more modest gains, with the positive impact of declining inflation largely balanced by the negative impact of high consumer prices.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the long-term focus, unique perspectives and commitment to client service you expect.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Initial Class Shares	5/1/2013	4.98%	6.17%	1.24%	-1.12%	1.18%
Service Class Shares	5/1/2013	4.85	5.90	0.99	-1.34	1.43

1.	Effective November 30, 2018, the Portfolio’s predecessor fund, MainStay VP Absolute Return Multi-Strategy Portfolio (the “VP ARMS Portfolio”), was reorganized into the Portfolio. The Portfolio assumed the VP ARMS Portfolio’s historical performance and accounting information. Therefore, the performance information prior to November 30, 2018, shown in this report is that of the VP ARMS Portfolio, which had a different investment objective and different principal investment strategies and subadvisors. Past performance may have been different if the Portfolio’s current subadvisor, investment objective or principal investment strategies had been in place during the periods.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P Balanced Equity and Bond Conservative Index[2]	5.59%	2.21%	3.58%	4.22%
Barclay Hedge Fund Index[3]	4.41	6.09	4.14	4.71
Barclay Fund of Funds Index[4]	3.01	3.66	2.34	2.56
IQ Hedge Multi-Strategy Index[5]	5.40	6.95	1.85	2.76
Morningstar Multistrategy Category Average[6]	3.04	4.64	2.62	2.34

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Portfolio has selected the S&P Balanced Equity and Bond Conservative Index as its primary benchmark. The S&P Balanced Equity and Bond-Conservative Index consists of a position in S& P 500 Total Return Index (25%) and a position in the S&P U.S. Treasury Bond 7-10 Year Index (75%).
3.	The Portfolio has selected the Barclay Hedge Fund Index as its secondary benchmark. The Barclay Hedge Fund Index is a measure of the average return of all hedge funds (excepting Funds of Funds) in the Barclay database. The index is simply the arithmetic average of the net returns of all the funds that have reported that month.
4.	The Portfolio has selected the Barclay Fund of Funds Index as an additional benchmark. The Barclay Fund of Funds Index is a measure of the average return of all reporting funds in the Barclay database.
5.	The IQ Hedge Multi-Strategy Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using various hedge fund investment styles, including long/short equity, global macro, market neutral, event-driven, fixed income arbitrage and emerging markets.
6.	The Morningstar Multistrategy Category Average is representative of funds that have a majority of their assets exposed to alternative strategies. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
6	MainStay VP IQ Hedge Multi-Strategy Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP IQ Hedge Multi-Strategy Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,049.80	$3.25	$1,021.62	$3.21	0.64%
Service Class Shares	$1,000.00	$1,048.50	$4.52	$1,020.38	$4.46	0.89%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of June 30, 2023 (Unaudited)
Bank Loan Funds	24.3%
Floating Rate—Investment Grade Funds	23.9
Unaffiliated Investment Companies (a)	22.5
Convertible Bond Funds	12.6
Emerging Small Cap Equity Fund	11.1
Derivative Income	9.8
U.S. Large Cap Core Funds	7.4
Merger Arbitrage	3.8
Broad Fund	3.0
BRIC Equity Fund	1.3
International Small Cap Equity Fund	0.8%
U.S. REITs Funds	0.7
Volatility	0.7
Private Equity Replication	0.5
Affiliated Investment Company	0.3
U.S. Small Cap Core Funds	0.0‡
Other Assets, Less Liabilities	–22.7
100.0%
‡	Less than one–tenth of a percent.
(a)	Represents a security purchased with cash collateral received for securities on loan.
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2023 (excluding short-term investments) (Unaudited)
1.	iShares Floating Rate Bond ETF
2.	SPDR Blackstone Senior Loan ETF
3.	Invesco Senior Loan ETF
4.	SPDR S&P Emerging Markets Small-Cap ETF
5.	SPDR Bloomberg Convertible Securities ETF
6.	SPDR Bloomberg Investment Grade Floating Rate ETF
7.	JPMorgan Equity Premium Income ETF
8.	JPMorgan Nasdaq Equity Premium Income ETF
9.	Financial Select Sector SPDR Fund
10.	IQ Merger Arbitrage ETF

8	MainStay VP IQ Hedge Multi-Strategy Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Greg Barrato and James Harrison of IndexIQ Advisors LLC, the Portfolio’s Subadvisor.
How did MainStay VP IQ Hedge Multi-Strategy Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP IQ Hedge Multi-Strategy Portfolio returned 4.98% for Initial Class shares and 4.85% for Service Class shares. Over the same period, both share classes underperformed the 5.59% return for the S&P Balanced Equity and Bond Conservative Index, which is the Portfolio’s primary benchmark, and outperformed the 4.41% return for the Barclay Hedge Fund Index, which is the Portfolio’s secondary benchmark and also outperformed the 3.01% return of the Barclay Fund of Funds Index. For the six months ended June 30, 2023, both share classes underperformed the 5.40% return of the IQ Hedge Multi-Strategy Index (“Underlying Index”) and outperformed the 3.04% return of the Morningstar Multistrategy Category Average.1
Were there any changes to the Portfolio during the reporting period?
At a meeting held on March 6-7, 2023, the Board of Trustees of MainStay VP Funds Trust considered and approved, among other related proposals: (i) modifying the Portfolio’s investment objective; and (ii) modifying the Portfolio’s principal investment strategies. See the Supplement dated May 1, 2023, for additional information.
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio’s asset allocation over the reporting period averaged 71.12% in fixed-income securities, 20.18% in equities, with the remainder in alternatives, commodities, currencies, volatility and real estate. Although the Portfolio’s asset allocation mix was similar to the S&P Balanced Equity and Bond Conservative Index, which allocates 75% to U.S. Treasury bonds and 25% to U.S. equities, the Portfolio had a shorter duration2 profile, as it was more exposed to short-term corporate bonds, floating rate bonds and convertible securities among its fixed-income holdings. These subsectors outperformed 7–10 year U.S. Treasury bonds. In its equity holdings, the Portfolio benefitted from long positions in emerging markets, developed international and U.S large cap growth stocks. Long positions in gold, the U.S. dollar, derivative income, private equity replication and U.S. real estate also made positive contributions to excess return. (Contributions take weightings and total returns into account.)
During the reporting period, how did the Portfolio’s performance correlate with traditional equity and fixed-income indices?
The Portfolio maintained a higher correlation to traditional equity indices and a lower correlation to investment-grade fixed-income indices. The Portfolio’s correlation to the S&P 500® Index3 was 77.4%. The Portfolio’s correlation to the Bloomberg U.S. Aggregate Bond Index4 was 25.4%.
During the reporting period, how did the Portfolio’s volatility compare to that of traditional fixed-income indices?
During the reporting period, the annualized daily volatility of the Portfolio was 4.48%, compared to a volatility of 7.53% for the Bloomberg U.S. Aggregate Bond Index.
During the reporting period, how did the Portfolio use derivatives and how was the Portfolio’s performance materially affected by investments in derivatives?
The Portfolio seeks to track, before fees and expenses, the performance of its Underlying Index, the IQ Hedge Multi-Strategy Index. The Underlying Index includes ETFs (exchange-traded funds), ETNs (exchange-traded notes) and exchange-traded commodity pools, and attempts to replicate the risk-adjusted return characteristics of the overall hedge fund universe using a long/short investment style. The Portfolio uses total return swaps to replicate the long and short exposures in the Underlying Index. Derivatives were not used to gain leverage beyond that of the Underlying Index; rather, they were used exclusively to enable the Portfolio to track its Underlying Index.
How did you allocate the Portfolio’s assets among each of the strategies during the reporting period and why?
As per the recent Underlying Index methodology change, the Portfolio’s maximum gross exposure increased from 120% to 160%, effective June 6, 2023. Additionally, among other significant changes, the Portfolio now replicates a single hedge fund index, instead of replicating multiple sub-strategy indices, and follows a quarterly rebalancing schedule, instead of a monthly schedule.
Until June 2023, the Portfolio’s allocations were driven by the weightings of the component securities in the Underlying Index, which used quantitative models to determine the weights across

1.	See page 5 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage passthroughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
9

the various hedge fund investment styles represented in the Underlying Index, as well as the weights of the assets within these styles.
Effective June 6, 2023, and pursuant to the new Underlying Index methodology, the Portfolio attempts to replicate a single, composite hedge fund index through allocations various asset classes.
Over the reporting period, the Portfolio had an average allocation of 71% to fixed income and 20% to Equities.  The remainder of the allocation was spread across commodities, currencies, real estate, volatility and alternative strategies.
Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.
How did the tactical allocation among the hedge fund investment styles affect the Portfolio’s performance during the reporting period?
Prior to the methodology change described above, the Portfolio allocated its assets among six underlying hedge fund investment styles: emerging markets, market neutral, long/short equity, event-driven, fixed-income arbitrage and global macro. Until June 2023, the Portfolio maintained gross exposure ranging from 100% to 120% due to periodic short allocations across its underlying investment styles.
With a fixed-income heavy positioning amid an equity surge over the performance period, the Portfolio underperformed the benchmark. Overall, the Portfolio held an average allocation of approximately 73% to fixed-income and 20% to equity, with the balance in alternatives. Being underweight to equity hurt relative performance as equity markets accelerated in the first half of 2023. Notably, this acceleration was driven by a small cohort of mega-cap tech-related stocks. Thus, although the Portfolio's exposure to technology made a positive contribution, on a relative basis, it was underweight to the sector which hurt capture of upside performance. Relative performance was further dampened by the Portfolio's alternatives allocation, which underperformed equity markets and whose exposure is absent in the benchmark.
Effective June 6, 2023, and pursuant to the new index methodology, the Portfolio’s allocations span the alternatives, commodities, currency, equity, fixed income, real estate, and volatility asset classes to meet its objective of replicating a single composite hedge fund index. Following the new methodology implementation, the Portfolio maintained a higher-than-benchmark fixed-income allocation, lower equity allocation and increased exposures to alternatives and commodities. An overweight exposure to fixed-income benefited the Portfolio, particularly with its exposure to low duration, floating rate debt, as inflation remained stubborn and interest rate levels stayed at elevated levels. Increased alternatives exposure also contributed positively to performance. A notable contribution within this asset class was driven by Derivative Income, as covered-call strategies delivered steady income and stable returns.
The allocation to Equities added 1.73% with emerging markets, developed international and U.S. large cap growth added the most value.
The Portfolio had smaller, though positive, contributions from the allocations to commodities (such as gold), the U.S. Dollar and alternative strategies including equity covered calls.
During the reporting period, how did each investment style either contribute to or detract from the Portfolio’s absolute performance?
Prior to the June 2023 methodology change, the emerging-markets investment style provided the strongest positive contribution to the Portfolio's absolute performance. Fixed-income arbitrage, long/short, and event-driven also contributed positively to absolute performance, while the global macro and market neutral investment styles each made negative contributions to returns.
After the methodology change and during the final month of the reporting period, fixed income delivered the greatest positive contribution to the Portfolio’s absolute performance, followed by positive contributions from equity, alternatives, and real estate. Volatility produced the most negative contribution to returns, while commodities and currency also contributed negatively.
How did the Portfolio’s investment style weightings change during the reporting period?
Prior to the methodology change, the Portfolio’s allocations to the six underlying hedge fund investments styles remained relatively range-bound. The Portfolio’s allocation to its event-driven investment style remained at its maximum weight of 33.3%. The Portfolio’s allocation to its long/short investment style ranged from 6.97% to 10.52%. The Portfolio’s allocation to the fixed-income arbitrage investment style ranged from 14.39% to 20.39%. The Portfolio maintained a short allocation to its market neutral investment style, with weights ranging from −16.67% to −6.96%. The Portfolio’s allocation to its emerging-markets investment style ranged from 18.10% to 23.56%. The Portfolio’s allocation to its global macro investment style ranged from 28.87% to its maximum weight of 33.33%
10	MainStay VP IQ Hedge Multi-Strategy Portfolio

After the methodology change, as of the end of the reporting period, the Portfolio’s allocations were 62.55% to fixed income, 18.50% to equity, 14.47% to alternatives, 3.05% to commodities, 0.72% to real estate, and 0.71% to volatility.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
11

Portfolio of Investments June 30, 2023†^(Unaudited)
	Shares	Value
Exchange-Traded Funds 96.2%
Alternative 14.1%
Derivative Income 9.8%
JPMorgan Equity Premium Income ETF	243,794	$ 13,489,122
JPMorgan Nasdaq Equity Premium Income ETF	278,077	13,450,585
		26,939,707
Merger Arbitrage 3.8%
AltShares Merger Arbitrage ETF	48,870	1,244,719
IQ Merger Arbitrage ETF (a)	300,433	9,373,510
		10,618,229
Private Equity Replication 0.5%
Invesco Global Listed Private Equity ETF	131,860	1,387,167
Total Alternative (Cost $38,362,196)		38,945,103
Bonds 60.8%
Bank Loan Funds 24.3%
Invesco Senior Loan ETF (b)	1,477,380	31,084,075
SPDR Blackstone Senior Loan ETF (b)	861,582	36,074,438
		67,158,513
Convertible Bond Funds 12.6%
iShares Convertible Bond ETF	114,469	8,740,853
SPDR Bloomberg Convertible Securities ETF (b)	375,121	26,239,714
		34,980,567
Floating Rate—Investment Grade Funds 23.9%
iShares Floating Rate Bond ETF (b)	972,371	49,415,893
SPDR Bloomberg Investment Grade Floating Rate ETF	538,531	16,527,517
		65,943,410
Total Bonds (Cost $167,080,803)		168,082,490
Equities 20.6%
BRIC Equity Fund 1.3%
iShares MSCI India ETF	81,476	3,560,501
Emerging Small Cap Equity Fund 11.1%
SPDR S&P Emerging Markets Small-Cap ETF (b)	585,149	30,726,174
	Shares	Value

International Small Cap Equity Fund 0.8%
Schwab International Small-Cap Equity ETF	63,294	$ 2,137,438
U.S. Large Cap Core Funds 7.4%
Financial Select Sector SPDR Fund	343,098	11,565,834
First Trust Dow Jones Internet Index Fund (a)	2,824	460,284
Materials Select Sector SPDR Fund	42,183	3,495,705
Vanguard Financials ETF	38,477	3,125,871
Vanguard Materials ETF (b)	9,539	1,735,812
		20,383,506
U.S. Small Cap Core Funds 0.0% ‡
iShares Core S&P Small-Cap ETF	1,094	109,017
Schwab U.S. Small-Cap ETF	517	22,645
Vanguard Small-Cap ETF	356	70,805
		202,467
Total Equities (Cost $56,024,125)		57,010,086
Real Estate 0.7%
U.S. REITs Funds 0.7%
Fidelity MSCI Real Estate Index ETF	2,320	58,209
iShares Core U.S. REIT ETF	2,031	104,414
Vanguard Real Estate ETF (b)	21,263	1,776,736
Total Real Estate (Cost $1,979,536)		1,939,359
Total Exchange-Traded Funds (Cost $263,446,660)		265,977,038
Exchange-Traded Note 0.7%
Volatility 0.7%
Volatility 0.7%
iPath S&P 500 VIX Short-Term Futures ETN (a)(b)	77,081	1,927,025
Total Exchange-Traded Note (Cost $2,361,104)		1,927,025
Exchange-Traded Vehicle 3.0%
Commodity 3.0%
Broad Fund 3.0%
iShares GSCI Commodity Dynamic Roll Strategy ETF	317,911	8,259,328
Total Exchange-Traded Vehicle (Cost $8,257,738)		8,259,328

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP IQ Hedge Multi-Strategy Portfolio

	Shares	Value
Short-Term Investments 22.8%
Affiliated Investment Company 0.3%
MainStay U.S. Government Liquidity Fund, 5.06% (c)	688,014	$ 688,014
Unaffiliated Investment Companies 22.5%
Goldman Sachs Financial Square Government Fund, 5.12% (c)(d)	20,000,000	20,000,000
Invesco Government & Agency Portfolio, 5.16% (c)(d)	30,294,018	30,294,018
RBC U.S. Government Money Market Fund, 5.08% (c)(d)	12,000,000	12,000,000
Total Unaffiliated Investment Companies (Cost $62,294,018)		62,294,018
Total Short-Term Investments (Cost $62,982,032)		62,982,032
Total Investments (Cost $337,047,534)	122.7%	339,145,423
Other Assets, Less Liabilities	(22.7)	(62,794,706)
Net Assets	100.0%	$ 276,350,717

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of June 30, 2023, the aggregate market value of securities on loan was $76,738,995; the total market value of collateral held by the Portfolio was $78,924,273. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $16,630,255. The Portfolio received cash collateral with a value of $62,294,018. (See Note 2(I))
(c)	Current yield as of June 30, 2023.
(d)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ Merger Arbitrage ETF	$ —	$ 9,339	$ —	$ —	$ 35	$ 9,374	$ —	$ —	300
IQ Ultra Short Duration ETF	9,690	732	(10,428)	(116)	122	—	151	—	—
MainStay U.S. Government Liquidity Fund	67	17,763	(17,142)	—	—	688	14	—	688
	$9,757	$ 27,834	$(27,570)	$(116)	$ 157	$ 10,062	$ 165	$ —
Swap Contracts
Open OTC total return equity swap contracts as of June 30, 2023 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Bank of America Merrill Lynch	AltShares Merger Arbitrage ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Overnight	16	$ —
Morgan Stanley & Co.	AltShares Merger Arbitrage ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	16	—
Bank of America Merrill Lynch	Energy Select Sector SPDR Fund	Federal Funds Composite Interest Rate	9/4/24	Overnight	(729)	—
Morgan Stanley & Co.	Energy Select Sector SPDR Fund	Federal Fund Rate minus 0.10%	9/16/24	Monthly	(729)	—
Bank of America Merrill Lynch	Fidelity MSCI Real Estate Index ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Overnight	1	—
Morgan Stanley & Co.	Fidelity MSCI Real Estate Index ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	1	—
Bank of America Merrill Lynch	Financial Select Sector SPDR Fund	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Overnight	147	—
Morgan Stanley & Co.	Financial Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/16/24	Monthly	147	—
Bank of America Merrill Lynch	First Trust Dow Jones Internet Index Fund	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Overnight	6	—
Morgan Stanley & Co.	First Trust Dow Jones Internet Index Fund	Federal Fund Rate plus 0.50%	9/16/24	Monthly	6	—
Bank of America Merrill Lynch	Invesco Global Listed Private Equity ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Overnight	18	—
Morgan Stanley & Co.	Invesco Global Listed Private Equity ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	18	—
Bank of America Merrill Lynch	Invesco Senior Loan ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Overnight	397	—
Morgan Stanley & Co.	Invesco Senior Loan ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	397	—
Bank of America Merrill Lynch	iPath S&P 500 VIX Short-Term Futures ETN	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Overnight	24	—
Morgan Stanley & Co.	iPath S&P 500 VIX Short-Term Futures ETN	Federal Fund Rate plus 0.50%	9/16/24	Monthly	24	—
Bank of America Merrill Lynch	IQ Merger Arbitrage ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Overnight	119	—
Morgan Stanley & Co.	IQ Merger Arbitrage ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	119	—
Bank of America Merrill Lynch	iShares Convertible Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Overnight	111	—
Morgan Stanley & Co.	iShares Convertible Bond ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	111	—
Bank of America Merrill Lynch	iShares Core S&P Mid-Cap ETF	Federal Funds Composite Interest Rate	9/4/24	Overnight	(1,578)	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP IQ Hedge Multi-Strategy Portfolio

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Morgan Stanley & Co.	iShares Core S&P Mid-Cap ETF	Federal Fund Rate minus 0.35%	9/16/24	Monthly	(1,578)	$ —
Bank of America Merrill Lynch	iShares Core S&P Small-Cap ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Overnight	1	—
Morgan Stanley & Co.	iShares Core S&P Small-Cap ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	1	—
Bank of America Merrill Lynch	iShares Core U.S. REIT ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Overnight	1	—
Morgan Stanley & Co.	iShares Core U.S. REIT ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	1	—
Bank of America Merrill Lynch	iShares Floating Rate Bond ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Overnight	631	—
Morgan Stanley & Co.	iShares Floating Rate Bond ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	631	—
Bank of America Merrill Lynch	iShares GSCI Commodity Dynamic Roll Strategy ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Overnight	105	—
Morgan Stanley & Co.	iShares GSCI Commodity Dynamic Roll Strategy ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	105	—
Bank of America Merrill Lynch	iShares MSCI India ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Overnight	45	—
Morgan Stanley & Co.	iShares MSCI India ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	45	—
Bank of America Merrill Lynch	JPMorgan Equity Premium Income ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Overnight	172	—
Morgan Stanley & Co.	JPMorgan Equity Premium Income ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	172	—
Bank of America Merrill Lynch	JPMorgan Nasdaq Equity Premium Income ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Overnight	172	—
Morgan Stanley & Co.	JPMorgan Nasdaq Equity Premium Income ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	172	—
Bank of America Merrill Lynch	Materials Select Sector SPDR Fund	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Overnight	44	—
Morgan Stanley & Co.	Materials Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/16/24	Monthly	44	—
Bank of America Merrill Lynch	Schwab International Small-Cap Equity ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Overnight	27	—
Morgan Stanley & Co.	Schwab International Small-Cap Equity ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	27	—
Bank of America Merrill Lynch	Schwab U.S. Small-Cap ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Overnight	—‡	—
Morgan Stanley & Co.	Schwab U.S. Small-Cap ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	—‡	—
Bank of America Merrill Lynch	SPDR Blackstone Senior Loan ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Overnight	460	—
Morgan Stanley & Co.	SPDR Blackstone Senior Loan ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	460	—
Bank of America Merrill Lynch	SPDR Bloomberg Convertible Securities ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Overnight	335	—
Morgan Stanley & Co.	SPDR Bloomberg Convertible Securities ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	335	—
Bank of America Merrill Lynch	SPDR Bloomberg Investment Grade Floating Rate ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Overnight	211	—
Morgan Stanley & Co.	SPDR Bloomberg Investment Grade Floating Rate ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	211	—
Bank of America Merrill Lynch	SPDR S&P Emerging Markets Small-Cap ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Overnight	392	—
Morgan Stanley & Co.	SPDR S&P Emerging Markets Small-Cap ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	392	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Bank of America Merrill Lynch	Vanguard Energy ETF	Federal Funds Composite Interest Rate	9/4/24	Overnight	(154)	$ —
Morgan Stanley & Co.	Vanguard Energy ETF	Federal Fund Rate minus 0.57%	9/16/24	Monthly	(154)	—
Bank of America Merrill Lynch	Vanguard Financials ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Overnight	40	—
Morgan Stanley & Co.	Vanguard Financials ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	40	—
Bank of America Merrill Lynch	Vanguard Materials ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Overnight	22	—
Morgan Stanley & Co.	Vanguard Materials ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	22	—
Bank of America Merrill Lynch	Vanguard Mid-Cap ETF	Federal Funds Composite Interest Rate	9/4/24	Overnight	(1,222)	—
Morgan Stanley & Co.	Vanguard Mid-Cap ETF	Federal Fund Rate minus 0.35%	9/16/24	Monthly	(1,222)	—
Bank of America Merrill Lynch	Vanguard Real Estate ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Overnight	22	—
Morgan Stanley & Co.	Vanguard Real Estate ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	22	—
Bank of America Merrill Lynch	Vanguard Small-Cap ETF	Federal Funds Composite Interest Rate plus 0.50%	9/4/24	Overnight	1	—
Morgan Stanley & Co.	Vanguard Small-Cap ETF	Federal Fund Rate plus 0.50%	9/16/24	Monthly	1	—
						$ —
‡ Less than $500.

1.	As of June 30, 2023, cash in the amount $80,000 was pledged to brokers for OTC swap contracts.
2.	Portfolio pays or receives the floating rate and receives or pays the total return of the referenced entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of June 30, 2023.

Abbreviation(s):
BRIC—Brazil, Russia, India and China
ETF—Exchange-Traded Fund
ETN—Exchange-Traded Note
GSCI—Goldman Sachs Commodity Index
MSCI—Morgan Stanley Capital International
REIT—Real Estate Investment Trust
SPDR—Standard & Poor’s Depositary Receipt
VIX—CBOE Volatility Index
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP IQ Hedge Multi-Strategy Portfolio

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Exchange-Traded Funds	$ 265,977,038	$ —	$ —	$ 265,977,038
Exchange-Traded Note	1,927,025	—	—	1,927,025
Exchange-Traded Vehicle	8,259,328	—	—	8,259,328
Short-Term Investments
Affiliated Investment Company	688,014	—	—	688,014
Unaffiliated Investment Companies	62,294,018	—	—	62,294,018
Total Short-Term Investments	62,982,032	—	—	62,982,032
Total Investments in Securities	$ 339,145,423	$ —	$ —	$ 339,145,423

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $327,020,560) including securities on loan of $76,738,995	$329,083,899
Investment in affiliated investment companies, at value (identified cost $10,026,974)	10,061,524
Cash denominated in foreign currencies (identified cost $4,585)	4,599
Cash collateral on deposit at broker for swap contracts	80,000
Receivables:
Dividends	87,219
Securities lending	43,546
Portfolio shares sold	23,417
Other assets	3,003
Total assets	339,387,207
Liabilities
Cash collateral received for securities on loan	62,294,018
Payables:
Portfolio shares redeemed	252,558
Dividends and interest on OTC swaps contracts	216,011
Manager (See Note 3)	146,732
NYLIFE Distributors (See Note 3)	54,389
Shareholder communication	20,905
Custodian	19,687
Professional fees	17,783
Transfer agent (See Note 3)	1,151
Accrued expenses	13,256
Total liabilities	63,036,490
Net assets	$276,350,717
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 32,880
Additional paid-in-capital	347,257,711
347,290,591
Total distributable earnings (loss)	(70,939,874)
Net assets	$276,350,717
Initial Class
Net assets applicable to outstanding shares	$ 11,239,311
Shares of beneficial interest outstanding	1,331,330
Net asset value per share outstanding	$ 8.44
Service Class
Net assets applicable to outstanding shares	$265,111,406
Shares of beneficial interest outstanding	31,549,131
Net asset value per share outstanding	$ 8.40

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP IQ Hedge Multi-Strategy Portfolio

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated	$ 4,017,509
Securities lending, net	366,012
Dividends-affiliated	165,214
Total income	4,548,735
Expenses
Manager (See Note 3)	1,052,199
Distribution/Service—Service Class (See Note 3)	335,730
Professional fees	34,433
Custodian	33,075
Trustees	3,589
Miscellaneous	4,619
Total expenses before waiver/reimbursement	1,463,645
Expense waiver/reimbursement from Manager (See Note 3)	(145,599)
Reimbursement from prior custodian(a)	(85,488)
Net expenses	1,232,558
Net investment income (loss)	3,316,177
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(1,732,433)
Affiliated investment company transactions	(115,796)
Swap transactions	(744,896)
Foreign currency transactions	(3,158)
Net realized gain (loss)	(2,596,283)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	12,497,364
Affiliated investments	156,921
Translation of other assets and liabilities in foreign currencies	4,101
Net change in unrealized appreciation (depreciation)	12,658,386
Net realized and unrealized gain (loss)	10,062,103
Net increase (decrease) in net assets resulting from operations	$13,378,280

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 3,316,177	$ 5,845,226
Net realized gain (loss)	(2,596,283)	(28,946,491)
Net change in unrealized appreciation (depreciation)	12,658,386	(8,397,896)
Net increase (decrease) in net assets resulting from operations	13,378,280	(31,499,161)
Distributions to shareholders:
Initial Class	—	(245,307)
Service Class	—	(4,860,946)
Total distributions to shareholders	—	(5,106,253)
Capital share transactions:
Net proceeds from sales of shares	4,019,943	7,315,445
Net asset value of shares issued to shareholders in reinvestment of distributions	—	5,106,253
Cost of shares redeemed	(27,122,697)	(63,501,869)
Increase (decrease) in net assets derived from capital share transactions	(23,102,754)	(51,080,171)
Net increase (decrease) in net assets	(9,724,474)	(87,685,585)
Net Assets
Beginning of period	286,075,191	373,760,776
End of period	$276,350,717	$286,075,191
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP IQ Hedge Multi-Strategy Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018 †
Net asset value at beginning of period	$ 8.04	$ 8.97	$ 9.02	$ 8.74	$ 8.22	$ 8.92
Net investment income (loss) (a)	0.11	0.18	0.09	0.14	0.20	(0.05)
Net realized and unrealized gain (loss)	0.29	(0.94)	(0.14)	0.33	0.49	(0.55)
Total from investment operations	0.40	(0.76)	(0.05)	0.47	0.69	(0.60)
Less distributions:
From net investment income	—	(0.17)	—	(0.16)	(0.16)	(0.10)
Return of capital	—	—	—	(0.03)	(0.01)	—
Total distributions	—	(0.17)	—	(0.19)	(0.17)	(0.10)
Net asset value at end of period	$ 8.44	$ 8.04	$ 8.97	$ 9.02	$ 8.74	$ 8.22
Total investment return (b)	4.98%	(8.48)%	(0.55)%(c)	5.38%	8.47%	(6.88)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.58%††(d)	2.12%	0.97%	1.56%	2.36%	(0.53)%
Net expenses (e)	0.64%††(f)	0.70%	0.70%	0.70%	0.70%	1.43%
Expenses (before waiver/reimbursement) (e)	0.80%††	0.81%	0.83%	1.00%	1.20%	2.96%(g)
Portfolio turnover rate	95%	139%	126%	179%	151%	450%
Net assets at end of period (in 000's)	$ 11,239	$ 12,070	$ 13,499	$ 12,044	$ 10,749	$ 9,059

*	Unaudited.
†	Consolidated Financial Highlights for the period January 1, 2018 to November 30, 2018, which consolidates financial information of MainStay VP Multi-Strategy Cayman Fund Ltd., a wholly-owned subsidiary of the Portfolio prior to the reorganization.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.52%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.70%.
(g)	The expense ratios presented below show the impact of short sales expense:

Six-month Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
December 31, 2018	1.43%	1.28%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Service Class		2022	2021	2020	2019	2018 †
Net asset value at beginning of period	$ 8.01	$ 8.94	$ 9.01	$ 8.73	$ 8.18	$ 8.87
Net investment income (loss) (a)	0.10	0.15	0.06	0.11	0.18	(0.00)‡
Net realized and unrealized gain (loss)	0.29	(0.94)	(0.13)	0.34	0.49	(0.63)
Total from investment operations	0.39	(0.79)	(0.07)	0.45	0.67	(0.63)
Less distributions:
From net investment income	—	(0.14)	—	(0.14)	(0.12)	(0.06)
Return of capital	—	—	—	(0.03)	(0.00)‡	—
Total distributions	—	(0.14)	—	(0.17)	(0.12)	(0.06)
Net asset value at end of period	$ 8.40	$ 8.01	$ 8.94	$ 9.01	$ 8.73	$ 8.18
Total investment return (b)	4.87%(c)	(8.70)%	(0.78)%(c)	5.14%	8.23%	(7.14)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.35%††(d)	1.82%	0.65%	1.29%	2.09%	0.03%
Net expenses (e)	0.89%††(f)	0.95%	0.95%	0.95%	0.95%	1.60%
Expenses (before waiver/reimbursement) (e)	1.05%††	1.06%	1.09%	1.25%	1.45%	2.84%(g)
Portfolio turnover rate	95%	139%	126%	179%	151%	450%
Net assets at end of period (in 000's)	$ 265,111	$ 274,005	$ 360,262	$ 371,833	$ 389,101	$ 391,094

*	Unaudited.
†	Consolidated Financial Highlights for the period January 1, 2018 to November 30, 2018, which consolidates financial information of MainStay VP Multi-Strategy Cayman Fund Ltd., a wholly-owned subsidiary of the Portfolio prior to the reorganization.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.29%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.95%.
(g)	The expense ratios presented below show the impact of short sales expense:

Six-month Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
December 31, 2018	1.60%	0.99%
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP IQ Hedge Multi-Strategy Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP IQ Hedge Multi-Strategy Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 2013
Service Class	May 1, 2013
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek investment returns that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Hedge Multi-Strategy Index. The IQ Hedge Multi-Strategy Index seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using the following hedge fund investment styles: long/short equity; global macro; market neutral; event-driven; fixed-income arbitrage; and emerging markets.
The Portfolio is a “fund of funds” that seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”), other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange-traded commodity pools (“ETVs”), and exchange-traded notes (“ETNs”) (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”), but may also invest in one or more financial instruments, including but not limited to, futures contracts, reverse repurchase agreements, options, and swap agreements (collectively, “Financial Instruments”) in order to seek to achieve exposure to investment strategies and/or asset classes that are similar to those of the IQ Hedge Multi-Strategy Index.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain

23

Notes to Financial Statements (Unaudited) (continued)
securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
ETFs are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that

24	MainStay VP IQ Hedge Multi-Strategy Portfolio

are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.
Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts and the underlying funds held by the Portfolio may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in ETPs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETPs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETPs and
25

Notes to Financial Statements (Unaudited) (continued)
mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
In addition, the Portfolio bears a pro rata share of the fees and expenses of the ETPs in which it invests. Because the ETPs have varied expense and fee levels and the Portfolio may own different proportions of the ETPs at different times, the amount of fees and expenses incurred indirectly by the Portfolio may vary.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Swap Contracts. The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio's current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of June 30, 2023, all swap positions outstanding are shown in the Portfolio of Investments.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, leverage, liquidity, operational, counterparty and legal/documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions, among other risks.
Equity Swaps (Total Return Swaps). Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Portfolio enters into a “long” equity swap, the counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Portfolio will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Portfolio's return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Portfolio on the notional amount. Alternatively, when the Portfolio enters into a “short” equity swap, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Portfolio sold a particular referenced security or securities short, less the dividend expense that the Portfolio would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Portfolio will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

26	MainStay VP IQ Hedge Multi-Strategy Portfolio

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Portfolio's current obligations. The Portfolio and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.
Equity swaps are derivatives and their value can be very volatile. The Portfolio may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or the Subadvisor do not accurately analyze and predict future market trends, the values or assets or economic factors, the Portfolio may suffer a loss, which may be substantial. As of June 30, 2023, open swap agreements are shown in the Portfolio of Investments.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase
Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2023, are shown in the Portfolio of Investments.
(J) Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains
27

Notes to Financial Statements (Unaudited) (continued)
collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(L) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on Secured Overnight Financing Rate ("SOFR") (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Portfolio's investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Portfolio.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Portfolio.
(M) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(N) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio utilizes a range of derivative instruments for a variety of different purposes. Total return swaps (“TRS”) are one form of derivative that is used. In some cases, TRS contracts are entered into so as to affect long and short exposure to individual securities or indices within a particular strategy. In other cases, TRS are used to gain exposure to the strategy itself, which may also use derivatives. For example, a TRS contract is used to generate the return available from a customized index comprised of a diversified basket of exchange-traded futures. Other examples of derivative positions into which the Portfolio may enter include interest rate swaps, credit default swaps and option contracts. These

28	MainStay VP IQ Hedge Multi-Strategy Portfolio

instruments are frequently used to obtain a desired return at a lower cost to the Portfolio than is available when investing directly in the underlying instrument or to hedge against credit and interest rate risks. The Portfolio may also enter into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2023:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Transactions	$(744,896)	$(744,896)
Total Net Realized Gain (Loss)	$(744,896)	$(744,896)

Average Notional Amount	Total
Swap Contracts Long	$ 24,802,371
Swap Contracts Short	$(24,816,377)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. IndexIQ Advisors LLC (“IndexIQ Advisors” or “Subadvisor”), a registered investment adviser and an affiliate of New York Life Investments, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and IndexIQ Advisors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Portfolio's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed
0.70% and 0.95%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended June 30, 2023, New York Life Investments earned fees from the Portfolio in the amount of $1,052,199 and waived fees and/or reimbursed expenses in the amount of $145,599 and paid the Subadvisor fees of $453,405.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$347,016,237	$3,351,671	$(11,222,485)	$(7,870,814)
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $65,075,495, as shown in the table below, were
29

Notes to Financial Statements (Unaudited) (continued)
available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$59,425	$5,651
During the year ended December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$5,106,253
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2023, purchases and sales of securities, other than short-term securities, were $267,963 and $288,365, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2023 and the year ended December 31, 2022, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	45,032	$ 372,985
Shares redeemed	(214,655)	(1,767,459)
Net increase (decrease)	(169,623)	$ (1,394,474)
Year ended December 31, 2022:
Shares sold	56,268	$ 474,155
Shares issued to shareholders in reinvestment of distributions	30,435	245,307
Shares redeemed	(90,997)	(758,670)
Net increase (decrease)	(4,294)	$ (39,208)

Service Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	442,082	$ 3,646,958
Shares redeemed	(3,080,464)	(25,355,238)
Net increase (decrease)	(2,638,382)	$(21,708,280)
Year ended December 31, 2022:
Shares sold	820,504	$ 6,841,290
Shares issued to shareholders in reinvestment of distributions	605,130	4,860,946
Shares redeemed	(7,550,160)	(62,743,199)
Net increase (decrease)	(6,124,526)	$(51,040,963)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank

30	MainStay VP IQ Hedge Multi-Strategy Portfolio

monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Portfolio, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2023, events and transactions subsequent to June 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
31

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk. A Portfolio's liquidity risk is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The Board of Trustees of MainStay VP Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
32

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
33

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

2023 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5035095	MSVPARM10-08/23
(NYLIAC) NI506

MainStay VP Balanced Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended June 30, 2023. Markets reacted positively to several developments – easing inflationary pressures and softening monetary policy – the most prominent among them.
At the start of the reporting period, high levels of inflation had already begun to show signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.06% in June 2022, the annualized U.S. inflation rate as measured by the Consumer Price Index fell to 6.41% in January 2023, and to 2.97% in June 2023, according to the most recent figures. At the same time, the Fed increased the benchmark federal funds rate, from 4.25%–4.50% at the beginning of the reporting period, to 5.00%–5.25% as of June 30, 2023. While the Fed signaled that further rate increases were likely in 2023, the Fed also appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a negative note, rising interest rates contributed to the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry, and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the S&P 500® Index’s strongest sector, followed by consumer discretionary. However, the communications services, utilities and energy sectors lost substantial ground as value-oriented stocks fell out of favor and oil prices declined, with financials and health care shares dipping more mildly. While international markets rose, they generally trailed the U.S. market, with developed international markets outperforming their emerging markets counterparts.
Corporate bond prices trended moderately higher amid high volatility, bolstered by positive inflationary and interest rate trends in the United States while constrained by banking industry turmoil. After years of low yields and tight credit spreads, the sector benefited from more attractive valuations and income opportunities. Markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. Long-term rates remained lower than short-term rates throughout the reporting period, a yield curve inversion that reminded investors of the uncertainties implicit in the current economic environment. U.S. Treasury bonds provided more modest gains, with the positive impact of declining inflation largely balanced by the negative impact of high consumer prices.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the long-term focus, unique perspectives and commitment to client service you expect.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date[1,2]	Six Months[3]	One Year	Five Years	Ten Years	Gross Expense Ratio[4]
Initial Class Shares	5/2/2005	1.78%	5.18%	5.70%	6.66%	0.71%
Service Class Shares	5/2/2005	1.65	4.91	5.44	6.40	0.96

1.	The Portfolio’s equity subadvisor changed effective January 1, 2018, due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisor for the equity portion of the Portfolio.
2.	Effective May 1, 2021, the Portfolio replaced the subadvisor to the equity portion of the Portfolio and modified the equity portion of the Portfolio's principal investment strategies. The past performance in the graph and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies for the equity portion of the Portfolio.
3.	Not annualized.
4.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 1000® Value Index[2]	5.12%	11.54%	8.11%	9.22%
Bloomberg U.S. Intermediate Government/Credit Bond Index[3]	1.50	-0.10	1.23	1.41
Balanced Composite Index[4]	3.76	7.09	5.75	6.32
Morningstar Moderate Allocation Category Average[5]	7.33	8.56	5.68	6.45

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Portfolio has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.
3.	The Portfolio has selected the Bloomberg U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. treasuries, government related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.
4.	The Portfolio has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell 1000® Value Index and the Bloomberg U.S. Intermediate Government/Credit Bond Index weighted 60%/40%, respectively.
5.	The Morningstar Moderate Allocation Category Average is representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These moderate strategies seek to balance preservation of capital with appreciation. They typically expect volatility similar to a strategic equity exposure between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay VP Balanced Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Balanced Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,017.80	$3.45	$1,021.37	$3.46	0.69%
Service Class Shares	$1,000.00	$1,016.50	$4.70	$1,020.13	$4.71	0.94%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of June 30, 2023 (Unaudited)
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2023 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 2.50%-4.25%, due 5/15/24–5/15/33
2.	iShares Intermediate Government/Credit Bond ETF
3.	JPMorgan Chase & Co.
4.	iShares Russell 1000 Value ETF
5.	Cisco Systems, Inc.
6.	Morgan Stanley
7.	Pfizer, Inc.
8.	Merck & Co., Inc.
9.	ConocoPhillips
10.	Johnson Controls International plc

8	MainStay VP Balanced Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Portfolio’s Manager; Kenneth Sommer and Matthew Downs of NYL Investors LLC, the Portfolio’s fixed-income Subadvisor; and Adam H. Illfelder, CFA, of Wellington Management Company LLP (“Wellington”), the Portfolio’s equity Subadvisor.
How did MainStay VP Balanced Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP Balanced Portfolio returned 1.78% for Initial Class shares and 1.65% for Service Class shares. Over the same period, both share classes underperformed the 5.12% return of the Russell 1000® Value Index, which is the Portfolio’s primary benchmark, and outperformed the 1.50% return of the Bloomberg U.S. Intermediate Government/Credit Bond Index, which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2023, both share classes underperformed the 3.76% return of the Balanced Composite Index, which is an additional benchmark of the Portfolio, and the 7.33% return of the Morningstar Moderate Allocation Category Average.1
What factors affected the relative performance of the equity portion of the Portfolio during the reporting period?
The equity portion of the Portfolio underperformed the Russell 1000® Value Index primarily due to security selection, driven by weak selection in the industrials, consumer discretionary and information technology sectors. Stock selection decisions weighed on relative performance in seven of the eleven sectors in the Index. Sector allocation made a modestly positive contribution to relative results, while an underweight position in communication services was the most notable allocation-related detractor. (Contributions take weightings and total returns into account.)
Which market segments were the strongest positive contributors to relative performance in the equity portion of the Portfolio, and which market segments detracted the most?
Security selection in industrials, consumer discretionary and information technology detracted most from relative performance, while selection within real estate, health care and financials contributed positively. From an allocation standpoint, overweight positions in information technology and consumer discretionary, as well as underweight exposure to consumer staples, benefited relative returns. As mentioned above, underweight exposure to communication services was the most significant allocation-related detractor.
During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?
The strongest positive contributors to the absolute performance of the equity portion of the Portfolio included holdings in technology conglomerate Alphabet, alternative investor manager Ares Management and pharmaceutical company Eli Lilly. Alphabet shares surged after the company made several artificial intelligence (“AI”)-related announcements. The stock further benefited from news that Samsung would not replace Alphabet’s Google with Microsoft’s Bing as the default search engine on its smartphones. Shares of Ares Management rose early in the reporting period when data showed U.S. inflation decreasing. The company also reported earnings per share ahead of consensus estimates. Eli Lilly shares climbed after the company reported better-than-expected revenues and raised its full-year guidance. The company's diabetes drug, Mounjaro, brought in more than $500 million in revenue in the first quarter of 2023, exceeding sales expectations.
The most significant detractors from the absolute performance of the equity portion of the Portfolio included pharmaceutical company Pfizer, lingerie and clothing retailer Victoria’s Secret, and insurance provider MetLife. Pfizer shares declined as the company faced questions regarding the sustainability of the revenue from its COVID-19 treatment portfolio as the pandemic eased. Victoria’s Secret reported disappointing financial results, with weak sales trends driven by a challenging macroeconomic landscape and higher-than-anticipated promotional spending. MetLife reported revenue and earnings that missed estimates and a decrease in profit margins driven by higher expenses. MetLife shares also fell along with the overall financial sector, precipitated by the collapse of Silicon Valley Bank.
Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?
Notable purchases during the reporting period included new positions in U.S.-based power generation and utility company AES, and bank holding company New York Community Bancorp (“NYCB”). We initiated the position in AES in tandem with the sale of the Portfolio’s position in Duke Energy. On balance, we believe AES’ recent sale of its coal assets and its growing focus on renewable energy has improved the quality of the underlying business and increased the company’s growth potential. Since the two companies maintained similar dividend profiles at attractive valuation levels, we took the opportunity to upgrade the quality of the Portfolio. The Portfolio started purchasing shares of NYCB after the company acquired the failed Signature Bank. We believe the recent acquisition has strengthened NYCB’s balance sheet, reduced its cost of deposits and provided a meaningful investment opportunity. The bank has also transitioned away from relying on high-cost funding sources over recent years, and now has a

1.	See page 5 for more information on benchmark and peer group returns.
9

substantial cash balance, which can be deployed to fund growth or to reduce high-cost funds and further improve profitability.
Notable sales included eliminating the Portfolio’s position in multinational confectionery, food, holding, beverage and snack food company Mondelez International, and trimming the Portfolio’s position in U.S.-based multinational technology conglomerate Alphabet, after both stocks outperformed.
How did sector weightings in the equity portion of the Portfolio change during the reporting period?
The most notable increases in sector exposures relative to the Russell 1000® Value Index were to financials and communication services, while reductions in relative sector exposure included industrials and consumer staples.
How was the equity portion of the Portfolio positioned at the end of the reporting period?
As of June 30, 2023, the equity portion of the Portfolio held its most overweight positions relative to the Russell 1000® Value Index in the financials, information technology and consumer discretionary sectors. As of the same date, the Portfolio’s most significantly underweight equity positions were in consumer staples, materials and industrials.
What factors affected the relative performance of the fixed-income portion of the Portfolio during the reporting period?
The fixed-income portion of the Portfolio held overweight positions relative to the Bloomberg U.S. Intermediate Government/Credit Bond Index in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) throughout the reporting period. To facilitate these overweight positions, the Portfolio maintained an underweight position in the U.S. Treasury sector and government agencies.
The best performing sector during the reporting period was ABS. Within the ABS sector, overweight positions relative to Index in AAA and AA collateralized loan obligations (CLO) were accretive to performance.2 Underweight positioning in U.S. government agencies was also accretive to performance. Positioning in the corporate sector, particularly the banking subcomponent, was slightly accretive to performance.
The Treasury sector was the worst performing sector during the reporting period, followed by cash securities.
During the reporting period, how was the performance of the fixed-income portion of the Portfolio materially affected by investments in derivatives?
The fixed-income portion of the Portfolio’s use of derivatives was limited to interest rate derivatives used to keep the duration3 of the Portfolio in line with our target. These interest rate derivatives had a negative impact on performance during the reporting period.
What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?
During the reporting period, the fixed-income portion of the Portfolio maintained a duration relatively close to that of the Bloomberg U.S. Intermediate Government/Credit Bond Index. On two occasions, the duration of the Portfolio differed significantly from that of the Index. During the first half of the reporting period, the Portfolio held a shorter duration than the Index in the 2-year part of the yield curve4, while simultaneously holding a longer duration than the Index in the 10-year part of the curve. This strategy had a slightly negative impact on performance. Toward the end of the reporting period, the Portfolio held a longer duration in the 5-year part of the curve relative to the Index. This strategy also had a negative impact on performance. As of June 30, 2023, the effective duration of the Portfolio was 3.99 years compared to a duration of 3.86 years for the Index.
During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?
During the reporting period, the corporate sector made the strongest positive contribution to the Portfolio’s absolute performance. Within the sector, the Portfolio’s allocation to the industrial subcomponent was the most accretive to absolute performance. The second-strongest contributor to absolute performance was the U.S. Treasury sector. Within the ABS sector, the Portfolio’s allocation to AAA and AA CLOs was also accretive to absolute performance.
During the same period, the CMBS sector produced the weakest contribution to the Portfolio’s absolute performance. The second weakest contributor to the Portfolio’s absolute performance was government agencies.
2.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
10	MainStay VP Balanced Portfolio

Within the interest rate complex, the Portfolio’s duration and curve positioning was accretive to absolute performance.
Among individual issues, those producing the strongest absolute performance during the reporting period were issued by Citigroup, UBS Group, Bank of America, Carlyle Global Market Strategies and Air Lease. The bonds with the weakest absolute performance were issued by KeyCorp, PG&E, Agree Realty, Citizens Financial Group and Phillips 66.
Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?
The largest purchases made by the fixed-income portion of the Portfolio during the reporting period included bonds issued by financial institutions Barclays, Bank of America, Credit Suisse (New York branch), UBS Group and U.S. Bancorp.
The Portfolios most significant sales during the same period were bonds issued by midstream oil & gas company ONEOK, software firm Oracle, electric utility Virginia Electric and Power, financial company Nordea Bank and banking firm Standard Chartered.
During the reporting period, how did sector (or industry) weightings change in the fixed-income portion of the Portfolio?
The fixed-income portion of the Portfolio increased its exposure to AAA CLOs during the first half of the reporting period. Given our expectation that the U.S. Federal Reserve would continue raising interest rates, we increased the Portfolio’s allocation to CLOs because of the floating-rate nature of the securities. In addition, the option-adjusted spread5 (“OAS”) being offered on AAA CLOs was close to the highest level in two years. During the second quarter of 2023, the Portfolio increased corporate credit via financials, as OAS relative to industrials and utilities became increasingly favorable following the regional banking crisis. Conversely, as we increased the Portfolio’s spread6 asset allocation, we reduced exposure to the U.S. Treasury sector. U.S. Treasury securities are generally seen as the safest asset class and serve as a “safe haven” for investors during times of market stress.
In the second half of the reporting period, we reduced the Portfolio’s exposure to U.S. government agency callable securities. Due to the negative convexity7 embedded in these securities, our expectation was that they would underperform bulleted securities in a rising rate environment.
How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?
As of June 30, 2023, the fixed-income portion of the Portfolio held overweight exposure relative to the Bloomberg U.S. Intermediate Government/Credit Bond Index in ABS and CMBS. The largest overweight allocation within spread assets was to the ABS sector. As of the same date, the Portfolio held relatively underweight positions in the U.S. government agency sector. Within corporates, the Portfolio held a neutral position relative to the Index. The Portfolio’s overweight position in the financial and utility subcomponents was offset by underweight positions in the industrial, sovereign, supranational, foreign agency and foreign local government subcomponents.
5.	An option-adjusted spread is the measurement of the spread of a fixed-income security rate and the risk-free rate of return, which is then adjusted to take into account an embedded option.
6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
7.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
11

Portfolio of Investments June 30, 2023†^(Unaudited)
	Principal Amount	Value
Long-Term Bonds 34.6%
Asset-Backed Securities 1.3%
Other Asset-Backed Securities 1.3%
Apidos CLO XXX
Series XXXA, Class A2
6.862% (3 Month LIBOR + 1.60%), due 10/18/31 (a)(b)	$ 650,000	$ 635,392
ARES L CLO Ltd.
Series 2018-50A, Class AR
6.31% (3 Month LIBOR + 1.05%), due 1/15/32 (a)(b)	700,000	691,088
ARES XXXVIII CLO Ltd.
Series 2015-38A, Class BR
6.65% (3 Month LIBOR + 1.40%), due 4/20/30 (a)(b)	400,000	386,074
Ballyrock CLO 23 Ltd.
Series 2023-23A, Class A1
6.971% (3 Month SOFR + 1.98%), due 4/25/36 (a)(b)	600,000	601,112
Benefit Street Partners CLO XXX Ltd.
Series 2023-30A, Class A
6.805% (3 Month SOFR + 2.10%), due 4/25/36 (a)(b)	600,000	602,146
Carlyle Global Market Strategies CLO Ltd.
Series 2013-3A, Class A2R
6.66% (3 Month LIBOR + 1.40%), due 10/15/30 (a)(b)	800,000	777,550
Palmer Square CLO Ltd.
Series 2015-2A, Class A2R2
6.80% (3 Month LIBOR + 1.55%), due 7/20/30 (a)(b)	750,000	737,547
STORE Master Funding LLC
Series 2021-1A, Class A1
2.12%, due 6/20/51 (a)	241,312	203,065
THL Credit Wind River CLO Ltd.
Series 2017-4A, Class A
6.529% (3 Month LIBOR + 1.15%), due 11/20/30 (a)(b)	200,970	198,852
Total Asset-Backed Securities (Cost $4,937,939)		4,832,826
Corporate Bonds 12.5%
Aerospace & Defense 0.3%
L3Harris Technologies, Inc.
1.80%, due 1/15/31	477,000	377,526
Northrop Grumman Corp.
4.70%, due 3/15/33	340,000	333,680
	Principal Amount	Value

Aerospace & Defense (continued)
Raytheon Technologies Corp.
5.15%, due 2/27/33	$ 350,000	$ 354,784
		1,065,990
Auto Manufacturers 0.3%
General Motors Financial Co., Inc.
6.05%, due 10/10/25	505,000	505,883
Hyundai Capital America
5.68%, due 6/26/28 (a)	460,000	456,318
		962,201
Auto Parts & Equipment 0.1%
Aptiv plc
3.25%, due 3/1/32	260,000	222,601
Banks 5.7%
Bank of America Corp.
1.734%, due 7/22/27 (c)	845,000	754,386
1.922%, due 10/24/31 (c)	205,000	162,272
2.087%, due 6/14/29 (c)	675,000	575,882
2.482% (5 Year Treasury Constant Maturity Rate + 1.20%), due 9/21/36 (b)	240,000	183,608
5.202%, due 4/25/29 (c)	530,000	524,208
Bank of New York Mellon Corp. (The) (c)
4.706%, due 2/1/34	335,000	321,747
4.947%, due 4/26/27	340,000	335,805
Bank of New Zealand
4.846%, due 2/7/28 (a)	615,000	601,621
Barclays plc
5.20%, due 5/12/26	200,000	192,950
5.829%, due 5/9/27 (c)	780,000	769,395
7.385% (1 Year Treasury Constant Maturity Rate + 3.30%), due 11/2/28 (b)	325,000	338,522
Citigroup, Inc. (c)
2.014%, due 1/25/26	733,000	688,576
5.61%, due 9/29/26	885,000	883,797
6.174%, due 5/25/34	325,000	327,831
Citizens Bank NA
6.064%, due 10/24/25 (c)	320,000	303,272
Credit Suisse AG
7.95%, due 1/9/25	805,000	821,295
Danske Bank A/S
6.466% (1 Year Treasury Constant Maturity Rate + 2.10%), due 1/9/26 (a)(b)	690,000	688,355

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Balanced Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Deutsche Bank AG
7.079%, due 2/10/34 (c)	$ 210,000	$ 194,257
Fifth Third Bancorp
6.361%, due 10/27/28 (c)	315,000	313,609
Goldman Sachs Group, Inc. (The)
5.70%, due 11/1/24	710,000	708,809
HSBC Holdings plc (c)
6.547%, due 6/20/34	260,000	258,991
7.39%, due 11/3/28	395,000	416,876
Huntington National Bank (The)
5.65%, due 1/10/30	455,000	434,451
JPMorgan Chase & Co. (c)
1.578%, due 4/22/27	790,000	709,588
4.565%, due 6/14/30	440,000	422,749
5.35%, due 6/1/34	245,000	246,952
5.546%, due 12/15/25	595,000	592,486
KeyBank NA
5.85%, due 11/15/27	505,000	475,545
Mitsubishi UFJ Financial Group, Inc. (b)
5.406% (1 Year Treasury Constant Maturity Rate + 1.97%), due 4/19/34	200,000	198,455
5.541% (1 Year Treasury Constant Maturity Rate + 1.50%), due 4/17/26	490,000	487,003
Morgan Stanley (c)
2.484%, due 9/16/36	945,000	717,010
4.679%, due 7/17/26	1,150,000	1,128,481
5.123%, due 2/1/29	120,000	118,348
6.296%, due 10/18/28	140,000	143,857
Morgan Stanley Bank NA
4.754%, due 4/21/26	340,000	334,993
National Securities Clearing Corp.
5.00%, due 5/30/28 (a)	300,000	298,134
NatWest Group plc
5.847% (1 Year Treasury Constant Maturity Rate + 1.35%), due 3/2/27 (b)	685,000	677,497
PNC Financial Services Group, Inc. (The) (c)
5.582%, due 6/12/29	155,000	154,271
5.812%, due 6/12/26	330,000	327,992
Royal Bank of Canada
5.66%, due 10/25/24	625,000	624,748
Swedbank AB
5.337%, due 9/20/27 (a)	515,000	507,540
	Principal Amount	Value

Banks (continued)
Truist Financial Corp.
5.122%, due 1/26/34 (c)	$ 130,000	$ 123,191
U.S. Bancorp (c)
2.677%, due 1/27/33	200,000	160,009
5.775%, due 6/12/29	395,000	394,882
5.836%, due 6/12/34	165,000	166,194
UBS Group AG (a)(c)
6.373%, due 7/15/26	555,000	551,494
6.442%, due 8/11/28	440,000	441,627
Wells Fargo & Co.
5.389%, due 4/24/34 (c)	340,000	337,829
		21,141,390
Beverages 0.1%
Constellation Brands, Inc.
4.90%, due 5/1/33	270,000	265,285
Keurig Dr Pepper, Inc.
4.05%, due 4/15/32	90,000	83,630
		348,915
Biotechnology 0.2%
Amgen, Inc.
4.05%, due 8/18/29	500,000	474,068
5.15%, due 3/2/28	250,000	249,775
5.25%, due 3/2/30	165,000	165,329
		889,172
Chemicals 0.1%
Celanese US Holdings LLC
6.33%, due 7/15/29	520,000	516,422
Commercial Services 0.1%
Global Payments, Inc.
2.15%, due 1/15/27	325,000	288,877
Computers 0.1%
Apple, Inc.
1.65%, due 5/11/30	361,000	303,923
1.70%, due 8/5/31	10,000	8,256
		312,179
Diversified Financial Services 0.5%
AerCap Ireland Capital DAC
3.00%, due 10/29/28	450,000	389,093
Air Lease Corp.
0.70%, due 2/15/24	550,000	532,724
Blackstone Holdings Finance Co. LLC
5.90%, due 11/3/27 (a)	500,000	505,930
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Intercontinental Exchange, Inc.
4.35%, due 6/15/29	$ 590,000	$ 577,042
		2,004,789
Electric 1.3%
AEP Texas, Inc.
4.70%, due 5/15/32	45,000	43,061
American Electric Power Co., Inc.
5.625%, due 3/1/33	175,000	177,915
Appalachian Power Co.
Series BB
4.50%, due 8/1/32	35,000	32,800
Commonwealth Edison Co.
3.10%, due 11/1/24	250,000	242,284
Duke Energy Carolinas LLC
4.95%, due 1/15/33	170,000	168,741
Duke Energy Corp.
2.45%, due 6/1/30	195,000	163,750
4.50%, due 8/15/32	130,000	122,562
Duke Energy Ohio, Inc.
5.25%, due 4/1/33	60,000	60,426
Enel Finance America LLC
7.10%, due 10/14/27 (a)	200,000	210,140
Entergy Arkansas LLC
5.15%, due 1/15/33	180,000	180,385
Florida Power & Light Co.
5.05%, due 4/1/28	520,000	523,995
Georgia Power Co.
4.65%, due 5/16/28	605,000	592,769
National Rural Utilities Cooperative Finance Corp.
5.05%, due 9/15/28	260,000	259,116
NextEra Energy Capital Holdings, Inc.
6.051%, due 3/1/25	230,000	230,865
Pacific Gas and Electric Co.
5.45%, due 6/15/27	320,000	311,202
6.10%, due 1/15/29	190,000	186,943
6.15%, due 1/15/33	365,000	356,989
6.40%, due 6/15/33	90,000	89,507
PECO Energy Co.
4.90%, due 6/15/33	245,000	244,547
Southern California Edison Co.
5.30%, due 3/1/28	310,000	309,966
5.95%, due 11/1/32	145,000	151,771
	Principal Amount	Value

Electric (continued)
Southern Co. (The)
5.15%, due 10/6/25	$ 190,000	$ 188,857
5.70%, due 10/15/32	90,000	93,128
		4,941,719
Entertainment 0.0% ‡
Warnermedia Holdings, Inc.
4.054%, due 3/15/29	192,000	175,511
Environmental Control 0.1%
Waste Connections, Inc.
2.60%, due 2/1/30	380,000	328,769
Food 0.1%
Kraft Heinz Foods Co.
3.75%, due 4/1/30	105,000	97,440
McCormick & Co., Inc.
4.95%, due 4/15/33	175,000	171,776
		269,216
Gas 0.1%
CenterPoint Energy Resources Corp.
1.75%, due 10/1/30	420,000	336,742
Southwest Gas Corp.
5.45%, due 3/23/28	180,000	179,452
		516,194
Healthcare-Products 0.1%
Baxter International, Inc.
3.95%, due 4/1/30	480,000	442,803
Healthcare-Services 0.1%
HCA, Inc.
3.625%, due 3/15/32 (a)	25,000	21,700
5.50%, due 6/1/33	345,000	344,414
		366,114
Insurance 0.2%
Corebridge Financial, Inc.
3.85%, due 4/5/29	275,000	247,312
Principal Life Global Funding II
1.25%, due 8/16/26 (a)	350,000	305,077
		552,389
Internet 0.2%
Amazon.com, Inc.
2.10%, due 5/12/31	355,000	298,558

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Balanced Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Internet (continued)
Meta Platforms, Inc.
3.85%, due 8/15/32	$ 365,000	$ 339,028
		637,586
Investment Companies 0.1%
Blackstone Private Credit Fund
7.05%, due 9/29/25	350,000	349,092
Media 0.1%
Charter Communications Operating LLC
4.40%, due 4/1/33	140,000	122,886
Paramount Global
4.20%, due 5/19/32	385,000	322,652
		445,538
Miscellaneous—Manufacturing 0.0% ‡
3M Co.
3.05%, due 4/15/30	169,000	152,271
Oil & Gas 0.1%
Phillips 66 Co.
3.15%, due 12/15/29	455,000	396,979
Pharmaceuticals 0.2%
AbbVie, Inc.
2.95%, due 11/21/26	190,000	177,506
CVS Health Corp.
3.75%, due 4/1/30	140,000	128,419
5.30%, due 6/1/33	55,000	54,915
Merck & Co., Inc.
2.15%, due 12/10/31	175,000	144,994
4.50%, due 5/17/33	165,000	163,667
Pfizer Investment Enterprises Pte. Ltd.
4.75%, due 5/19/33	175,000	174,341
		843,842
Pipelines 0.3%
Energy Transfer LP
3.75%, due 5/15/30	150,000	135,346
5.75%, due 2/15/33	165,000	166,080
Enterprise Products Operating LLC
5.35%, due 1/31/33	350,000	355,921
MPLX LP
4.95%, due 9/1/32	82,000	78,327
	Principal Amount	Value

Pipelines (continued)
Targa Resources Corp.
6.125%, due 3/15/33	$ 350,000	$ 357,627
		1,093,301
Real Estate Investment Trusts 0.3%
Alexandria Real Estate Equities, Inc.
4.75%, due 4/15/35	170,000	157,732
American Tower Corp.
5.65%, due 3/15/33	215,000	218,014
CubeSmart LP
2.25%, due 12/15/28	290,000	244,371
Simon Property Group LP
1.75%, due 2/1/28	375,000	320,547
		940,664
Retail 0.2%
Home Depot, Inc. (The)
1.875%, due 9/15/31	310,000	252,158
Lowe's Cos., Inc.
4.80%, due 4/1/26	245,000	242,586
5.00%, due 4/15/33 (d)	170,000	168,158
5.15%, due 7/1/33	85,000	84,969
		747,871
Semiconductors 0.5%
Broadcom, Inc.
2.45%, due 2/15/31 (a)	550,000	447,316
Intel Corp.
5.125%, due 2/10/30	235,000	236,441
5.20%, due 2/10/33	170,000	171,611
Micron Technology, Inc.
5.375%, due 4/15/28	310,000	307,009
6.75%, due 11/1/29	200,000	207,898
NVIDIA Corp.
1.55%, due 6/15/28 (d)	122,000	106,473
QUALCOMM, Inc.
2.15%, due 5/20/30	410,000	352,493
		1,829,241
Software 0.2%
Microsoft Corp.
2.525%, due 6/1/50	180,000	124,514
Oracle Corp.
4.50%, due 5/6/28 (d)	180,000	175,132
4.65%, due 5/6/30	350,000	338,169
6.15%, due 11/9/29	160,000	166,651
		804,466
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications 0.6%
AT&T, Inc.
4.35%, due 3/1/29	$ 775,000	$ 744,505
5.40%, due 2/15/34	110,000	110,189
Bell Canada (The)
5.10%, due 5/11/33	170,000	167,914
T-Mobile USA, Inc.
2.625%, due 4/15/26	545,000	505,077
2.625%, due 2/15/29	130,000	112,909
3.50%, due 4/15/31	230,000	202,951
5.05%, due 7/15/33	110,000	108,009
Verizon Communications, Inc.
2.10%, due 3/22/28	300,000	263,542
3.376%, due 2/15/25	6,000	5,795
4.016%, due 12/3/29	2,000	1,872
		2,222,763
Transportation 0.1%
Norfolk Southern Corp.
3.00%, due 3/15/32	200,000	172,122
Union Pacific Corp.
2.80%, due 2/14/32	200,000	172,569
United Parcel Service, Inc.
4.45%, due 4/1/30	180,000	179,299
		523,990
Trucking & Leasing 0.1%
Penske Truck Leasing Co. LP
5.75%, due 5/24/26 (a)	190,000	188,182
Total Corporate Bonds (Cost $47,441,861)		46,521,037
Mortgage-Backed Security 0.1%
Commercial Mortgage Loans (Collateralized Mortgage Obligation) 0.1%
Citigroup Commercial Mortgage Trust
Series 2020-GC46, Class A5
2.717%, due 2/15/53	500,000	420,575
Total Mortgage-Backed Security (Cost $513,968)		420,575
U.S. Government & Federal Agencies 20.7%
United States Treasury Bonds 0.1%
U.S. Treasury Bonds
3.625%, due 5/15/53	140,000	134,553
3.875%, due 2/15/43	400,000	390,000
		524,553
	Principal Amount	Value

United States Treasury Notes 20.6%
U.S. Treasury Notes
2.50%, due 5/15/24	$ 7,000,000	$ 6,824,453
3.375%, due 5/15/33	4,250,000	4,098,594
3.625%, due 5/31/28	12,880,000	12,598,250
3.75%, due 5/31/30	15,350,000	15,136,539
4.125%, due 6/15/26	18,175,000	17,991,830
4.25%, due 5/31/25	20,140,000	19,886,677
		76,536,343
Total U.S. Government & Federal Agencies (Cost $77,813,022)		77,060,896
Total Long-Term Bonds (Cost $130,706,790)		128,835,334

	Shares
Common Stocks 55.1%
Aerospace & Defense 2.5%
General Dynamics Corp.	13,148	2,828,792
L3Harris Technologies, Inc.	14,409	2,820,850
Raytheon Technologies Corp.	37,788	3,701,713
		9,351,355
Automobile Components 0.8%
Gentex Corp.	101,537	2,970,973
Banks 4.8%
JPMorgan Chase & Co.	52,270	7,602,149
M&T Bank Corp.	30,558	3,781,858
New York Community Bancorp, Inc. (d)	270,916	3,045,096
PNC Financial Services Group, Inc. (The)	28,269	3,560,480
		17,989,583
Beverages 0.6%
Keurig Dr Pepper, Inc.	73,399	2,295,187
Building Products 1.9%
Fortune Brands Innovations, Inc.	39,067	2,810,871
Johnson Controls International plc	60,257	4,105,912
		6,916,783
Capital Markets 4.6%
Ares Management Corp.	37,885	3,650,220
Blackstone, Inc.	22,405	2,082,993
Intercontinental Exchange, Inc.	23,963	2,709,736
LPL Financial Holdings, Inc.	8,762	1,905,122
Morgan Stanley	40,351	3,445,975

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Balanced Portfolio

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Raymond James Financial, Inc.	31,432	$ 3,261,698
		17,055,744
Chemicals 0.6%
Axalta Coating Systems Ltd. (e)	66,731	2,189,444
Communications Equipment 2.3%
Cisco Systems, Inc.	111,054	5,745,934
F5, Inc. (e)	19,094	2,792,688
		8,538,622
Containers & Packaging 0.6%
Sealed Air Corp.	52,428	2,097,120
Distributors 0.8%
LKQ Corp.	51,099	2,977,539
Diversified Consumer Services 0.7%
H&R Block, Inc.	79,381	2,529,872
Electric Utilities 0.7%
Exelon Corp.	68,323	2,783,479
Electrical Equipment 0.7%
Emerson Electric Co.	29,827	2,696,062
Electronic Equipment, Instruments & Components 1.0%
Corning, Inc.	101,780	3,566,371
Entertainment 0.9%
Electronic Arts, Inc.	24,774	3,213,188
Financial Services 0.6%
Global Payments, Inc.	21,276	2,096,111
Food Products 0.8%
Archer-Daniels-Midland Co.	40,951	3,094,257
Gas Utilities 0.7%
Atmos Energy Corp.	23,421	2,724,799
	Shares	Value

Ground Transportation 0.6%
Knight-Swift Transportation Holdings, Inc.	37,957	$ 2,108,891
Health Care Equipment & Supplies 1.8%
Becton Dickinson & Co.	13,159	3,474,108
Boston Scientific Corp. (e)	57,292	3,098,924
		6,573,032
Health Care Providers & Services 2.9%
Centene Corp. (e)	52,397	3,534,178
Elevance Health, Inc.	8,817	3,917,305
UnitedHealth Group, Inc.	6,950	3,340,448
		10,791,931
Health Care REITs 1.0%
Welltower, Inc.	46,068	3,726,440
Hotel & Resort REITs 0.6%
Host Hotels & Resorts, Inc.	142,290	2,394,741
Household Durables 0.7%
Lennar Corp., Class A	20,354	2,550,560
Independent Power and Renewable Electricity Producers 0.7%
AES Corp. (The)	121,665	2,522,115
Insurance 2.9%
American International Group, Inc.	64,050	3,685,437
Chubb Ltd.	17,326	3,336,295
MetLife, Inc.	68,329	3,862,638
		10,884,370
Interactive Media & Services 0.9%
Alphabet, Inc., Class C (e)	26,911	3,255,424
IT Services 0.6%
Amdocs Ltd.	23,846	2,357,177
Machinery 0.7%
Middleby Corp. (The) (e)	18,035	2,666,114
Media 0.6%
Omnicom Group, Inc.	24,085	2,291,688
Multi-Utilities 0.8%
Sempra Energy	19,781	2,879,916
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels 4.2%
ConocoPhillips	41,119	$ 4,260,340
Coterra Energy, Inc.	113,953	2,883,011
Diamondback Energy, Inc.	18,715	2,458,402
EOG Resources, Inc.	25,355	2,901,626
Phillips 66	33,289	3,175,105
		15,678,484
Personal Care Products 0.8%
Unilever plc, Sponsored ADR	56,205	2,929,967
Pharmaceuticals 4.6%
AstraZeneca plc, Sponsored ADR	39,914	2,856,645
Eli Lilly & Co.	4,450	2,086,961
Merck & Co., Inc.	40,840	4,712,528
Pfizer, Inc.	147,660	5,416,169
Roche Holding AG	7,193	2,197,961
		17,270,264
Real Estate Management & Development 0.7%
CBRE Group, Inc., Class A (e)	32,939	2,658,507
Semiconductors & Semiconductor Equipment 2.8%
Analog Devices, Inc.	19,678	3,833,471
NXP Semiconductors NV	17,532	3,588,450
QUALCOMM, Inc.	25,646	3,052,900
		10,474,821
Specialized REITs 0.8%
Gaming and Leisure Properties, Inc.	62,088	3,008,784
Specialty Retail 0.8%
Home Depot, Inc. (The)	6,570	2,040,905
Victoria's Secret & Co. (e)	63,689	1,110,099
		3,151,004
Total Common Stocks (Cost $190,576,337)		205,260,719
Exchange-Traded Funds 7.6%
iShares Intermediate Government/Credit Bond ETF	162,879	16,760,249
iShares Russell 1000 Value ETF (d)	59,816	9,440,759
Vanguard Intermediate-Term Treasury ETF (d)	32,487	1,905,688
Total Exchange-Traded Funds (Cost $27,487,426)		28,106,696
	Shares	Value
Short-Term Investments 1.2%
Affiliated Investment Company 0.6%
MainStay U.S. Government Liquidity Fund, 5.06% (f)	2,179,676	$ 2,179,676
Unaffiliated Investment Companies 0.6%
Goldman Sachs Financial Square Government Fund, 5.122% (f)(g)	400,000	400,000
Invesco Government & Agency Portfolio, 5.158% (f)(g)	2,007,456	2,007,456
Total Unaffiliated Investment Companies (Cost $2,407,456)		2,407,456
Total Short-Term Investments (Cost $4,587,132)		4,587,132
Total Investments (Cost $353,357,685)	98.5%	366,789,881
Other Assets, Less Liabilities	1.5	5,712,553
Net Assets	100.0%	$ 372,502,434

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2023.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2023.
(d)	All or a portion of this security was held on loan. As of June 30, 2023, the aggregate market value of securities on loan was $3,106,139; the total market value of collateral held by the Portfolio was $3,166,538. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $759,082. The Portfolio received cash collateral with a value of $2,407,456. (See Note 2(I))
(e)	Non-income producing security.
(f)	Current yield as of June 30, 2023.
(g)	Represents a security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Balanced Portfolio

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 1,793	$ 20,458	$ (20,071)	$ —	$ —	$ 2,180	$ 41	$ —	2,180
Futures Contracts
As of June 30, 2023, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 5 Year Notes	152	September 2023	$ 16,566,577	$ 16,278,250	$ (288,327)
Short Contracts
U.S. Treasury 2 Year Notes	(18)	September 2023	(3,707,441)	(3,660,187)	47,254
U.S. Treasury 10 Year Notes	(8)	September 2023	(912,735)	(898,125)	14,610
U.S. Treasury 10 Year Ultra Bonds	(17)	September 2023	(2,033,970)	(2,013,438)	20,532
U.S. Treasury Long Bonds	(3)	September 2023	(380,604)	(380,719)	(115)
U.S. Treasury Ultra Bonds	(3)	September 2023	(403,685)	(408,656)	(4,971)
Total Short Contracts					77,310
Net Unrealized Depreciation					$ (211,017)

1.	As of June 30, 2023, cash in the amount of $147,660 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2023.
Abbreviation(s):
ADR—American Depositary Receipt
CLO—Collateralized Loan Obligation
ETF—Exchange-Traded Fund
LIBOR—London Interbank Offered Rate
REIT—Real Estate Investment Trust
SOFR—Secured Overnight Financing Rate
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 4,832,826	$ —	$ 4,832,826
Corporate Bonds	—	46,521,037	—	46,521,037
Mortgage-Backed Security	—	420,575	—	420,575
U.S. Government & Federal Agencies	—	77,060,896	—	77,060,896
Total Long-Term Bonds	—	128,835,334	—	128,835,334
Common Stocks	205,260,719	—	—	205,260,719
Exchange-Traded Funds	28,106,696	—	—	28,106,696
Short-Term Investments
Affiliated Investment Company	2,179,676	—	—	2,179,676
Unaffiliated Investment Companies	2,407,456	—	—	2,407,456
Total Short-Term Investments	4,587,132	—	—	4,587,132
Total Investments in Securities	237,954,547	128,835,334	—	366,789,881
Other Financial Instruments
Futures Contracts (b)	82,396	—	—	82,396
Total Investments in Securities and Other Financial Instruments	$ 238,036,943	$ 128,835,334	$ —	$ 366,872,277
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (293,413)	$ —	$ —	$ (293,413)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Balanced Portfolio

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $351,178,009) including securities on loan of $3,106,139	$364,610,205
Investment in affiliated investment companies, at value (identified cost $2,179,676)	2,179,676
Cash	7,542,638
Cash collateral on deposit at broker for futures contracts	147,660
Receivables:
Dividends and interest	1,134,545
Investment securities sold	565,673
Portfolio shares sold	28,536
Securities lending	3,823
Other assets	3,476
Total assets	376,216,232
Liabilities
Cash collateral received for securities on loan	2,407,456
Payables:
Investment securities purchased	605,282
Portfolio shares redeemed	336,718
Manager (See Note 3)	198,036
NYLIFE Distributors (See Note 3)	71,913
Variation margin on futures contracts	31,995
Professional fees	26,634
Shareholder communication	23,256
Custodian	9,215
Accrued expenses	3,293
Total liabilities	3,713,798
Net assets	$372,502,434
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 29,280
Additional paid-in-capital	359,612,772
359,642,052
Total distributable earnings (loss)	12,860,382
Net assets	$372,502,434
Initial Class
Net assets applicable to outstanding shares	$ 20,706,430
Shares of beneficial interest outstanding	1,604,184
Net asset value per share outstanding	$ 12.91
Service Class
Net assets applicable to outstanding shares	$351,796,004
Shares of beneficial interest outstanding	27,675,712
Net asset value per share outstanding	$ 12.71

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Interest	$2,916,546
Dividends-unaffiliated (net of foreign tax withholding of $16,492)	2,845,220
Dividends-affiliated	41,264
Securities lending, net	26,767
Total income	5,829,797
Expenses
Manager (See Note 3)	1,234,116
Distribution/Service—Service Class (See Note 3)	448,786
Professional fees	41,512
Custodian	15,725
Trustees	4,655
Miscellaneous	5,953
Total expenses	1,750,747
Net investment income (loss)	4,079,050
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	1,655,628
Futures transactions	(68,510)
Foreign currency transactions	230
Net realized gain (loss)	1,587,348
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	716,413
Futures contracts	(246,181)
Translation of other assets and liabilities in foreign currencies	1,098
Net change in unrealized appreciation (depreciation)	471,330
Net realized and unrealized gain (loss)	2,058,678
Net increase (decrease) in net assets resulting from operations	$6,137,728
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Balanced Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 4,079,050	$ 5,975,234
Net realized gain (loss)	1,587,348	(11,775,579)
Net change in unrealized appreciation (depreciation)	471,330	(19,400,126)
Net increase (decrease) in net assets resulting from operations	6,137,728	(25,200,471)
Distributions to shareholders:
Initial Class	—	(3,971,697)
Service Class	—	(72,269,473)
Total distributions to shareholders	—	(76,241,170)
Capital share transactions:
Net proceeds from sales of shares	20,664,378	76,410,539
Net asset value of shares issued to shareholders in reinvestment of distributions	—	76,241,170
Cost of shares redeemed	(43,152,436)	(76,942,898)
Increase (decrease) in net assets derived from capital share transactions	(22,488,058)	75,708,811
Net increase (decrease) in net assets	(16,350,330)	(25,732,830)
Net Assets
Beginning of period	388,852,764	414,585,594
End of period	$372,502,434	$388,852,764
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 12.68	$ 16.85	$ 14.83	$ 14.59	$ 13.23	$ 15.18
Net investment income (loss) (a)	0.15	0.26	0.18	0.21	0.25	0.28
Net realized and unrealized gain (loss)	0.08	(1.38)	2.36	0.88	1.93	(1.31)
Total from investment operations	0.23	(1.12)	2.54	1.09	2.18	(1.03)
Less distributions:
From net investment income	—	(0.17)	(0.22)	(0.30)	(0.29)	(0.25)
From net realized gain on investments	—	(2.88)	(0.30)	(0.55)	(0.53)	(0.67)
Total distributions	—	(3.05)	(0.52)	(0.85)	(0.82)	(0.92)
Net asset value at end of period	$ 12.91	$ 12.68	$ 16.85	$ 14.83	$ 14.59	$ 13.23
Total investment return (b)	1.81%(c)	(5.74)%	17.29%	7.90%	16.75%	(7.36)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.39%††	1.73%	1.11%	1.52%	1.75%	1.88%
Net expenses (d)	0.69%††	0.70%	0.72%	0.76%	0.76%	0.74%
Portfolio turnover rate	156%	306%	195%	218%	186%	209%
Net assets at end of period (in 000's)	$ 20,706	$ 20,643	$ 22,345	$ 18,533	$ 18,653	$ 16,084

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2023*	Year Ended December 31,
Service Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 12.50	$ 16.66	$ 14.67	$ 14.43	$ 13.09	$ 15.03
Net investment income (loss) (a)	0.13	0.22	0.14	0.17	0.21	0.24
Net realized and unrealized gain (loss)	0.08	(1.37)	2.34	0.88	1.91	(1.30)
Total from investment operations	0.21	(1.15)	2.48	1.05	2.12	(1.06)
Less distributions:
From net investment income	—	(0.13)	(0.19)	(0.26)	(0.25)	(0.21)
From net realized gain on investments	—	(2.88)	(0.30)	(0.55)	(0.53)	(0.67)
Total distributions	—	(3.01)	(0.49)	(0.81)	(0.78)	(0.88)
Net asset value at end of period	$ 12.71	$ 12.50	$ 16.66	$ 14.67	$ 14.43	$ 13.09
Total investment return (b)	1.68%(c)	(5.97)%	17.00%	7.63%	16.46%	(7.59)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.13%††	1.49%	0.86%	1.27%	1.50%	1.62%
Net expenses (d)	0.94%††	0.95%	0.97%	1.01%	1.01%	0.99%
Portfolio turnover rate	156%	306%	195%	218%	186%	209%
Net assets at end of period (in 000's)	$ 351,796	$ 368,209	$ 392,240	$ 335,032	$ 375,050	$ 352,496

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Balanced Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Balanced Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 2, 2005
Service Class	May 2, 2005
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a

25

Notes to Financial Statements (Unaudited) (continued)
framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

26	MainStay VP Balanced Portfolio

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the
27

Notes to Financial Statements (Unaudited) (continued)
expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2023, are shown in the Portfolio of Investments.
(H) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at

28	MainStay VP Balanced Portfolio

year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2023, are shown in the Portfolio of Investments.
(J) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets.
(K) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on Secured Overnight Financing Rate ("SOFR") (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Portfolio's investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Portfolio.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Portfolio.
29

Notes to Financial Statements (Unaudited) (continued)
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities as well as to help manage the duration and yield curve positioning of the portfolio.
Fair value of derivative instruments as of June 30, 2023:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$82,396	$82,396
Total Fair Value	$82,396	$82,396

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(293,413)	$(293,413)
Total Fair Value	$(293,413)	$(293,413)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Transactions	$(68,510)	$(68,510)
Total Net Realized Gain (Loss)	$(68,510)	$(68,510)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(246,181)	$(246,181)
Total Net Change in Unrealized Appreciation (Depreciation)	$(246,181)	$(246,181)

Average Notional Amount	Total
Futures Contracts Long	$16,320,629
Futures Contracts Short	$ (7,635,776)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Wellington Management Company LLP (“Wellington” or the "Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio, pursuant to the terms of a Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and Wellington. NYL Investors LLC (“NYL Investors” or the “Subadvisor,” and, together with Wellington, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors. New York Life Investments pays for the services of the Subadvisors.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.65% up to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the six-month period ended June 30, 2023, the effective management fee rate was 0.65%.
During the six-month period ended June 30, 2023, New York Life Investments earned fees from the Portfolio in the amount of $1,234,116 and paid Wellington and NYL Investors fees of $288,494 and $219,801, respectively.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement

30	MainStay VP Balanced Portfolio

with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$355,199,935	$22,804,426	$(11,214,480)	$11,589,946
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $10,363,288, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$4,880	$5,483
During the year ended December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$41,144,789
Long-Term Capital Gains	35,096,381
Total	$76,241,170
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month
31

Notes to Financial Statements (Unaudited) (continued)
period ended June 30, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2023, purchases and sales of U.S. government securities were $469,470 and $482,733, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $96,789 and $102,555, respectively.
The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the six-month period ended June 30, 2023, were as follows:
Sales (000's)	Realized Gain / (Loss) (000's)
$303	$58
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2023 and the year ended December 31, 2022, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	62,494	$ 802,408
Shares redeemed	(86,059)	(1,099,073)
Net increase (decrease)	(23,565)	$ (296,665)
Year ended December 31, 2022:
Shares sold	94,334	$ 1,437,172
Shares issued to shareholders in reinvestment of distributions	328,574	3,971,697
Shares redeemed	(121,498)	(1,842,599)
Net increase (decrease)	301,410	$ 3,566,270

Service Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	1,575,323	$ 19,861,970
Shares redeemed	(3,345,499)	(42,053,363)
Net increase (decrease)	(1,770,176)	$(22,191,393)
Year ended December 31, 2022:
Shares sold	4,898,185	$ 74,973,367
Shares issued to shareholders in reinvestment of distributions	6,060,333	72,269,473
Shares redeemed	(5,061,179)	(75,100,299)
Net increase (decrease)	5,897,339	$ 72,142,541
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Portfolio, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2023, events and transactions subsequent to June 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay VP Balanced Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk. A Portfolio's liquidity risk is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The Board of Trustees of MainStay VP Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisors, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
33

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
34	MainStay VP Balanced Portfolio

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

2023 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5035112	MSVPBL10-08/23
(NYLIAC) NI508

MainStay VP Bond Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended June 30, 2023. Markets reacted positively to several developments – easing inflationary pressures and softening monetary policy – the most prominent among them.
At the start of the reporting period, high levels of inflation had already begun to show signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.06% in June 2022, the annualized U.S. inflation rate as measured by the Consumer Price Index fell to 6.41% in January 2023, and to 2.97% in June 2023, according to the most recent figures. At the same time, the Fed increased the benchmark federal funds rate, from 4.25%–4.50% at the beginning of the reporting period, to 5.00%–5.25% as of June 30, 2023. While the Fed signaled that further rate increases were likely in 2023, the Fed also appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a negative note, rising interest rates contributed to the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry, and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the S&P 500® Index’s strongest sector, followed by consumer discretionary. However, the communications services, utilities and energy sectors lost substantial ground as value-oriented stocks fell out of favor and oil prices declined, with financials and health care shares dipping more mildly. While international markets rose, they generally trailed the U.S. market, with developed international markets outperforming their emerging markets counterparts.
Corporate bond prices trended moderately higher amid high volatility, bolstered by positive inflationary and interest rate trends in the United States while constrained by banking industry turmoil. After years of low yields and tight credit spreads, the sector benefited from more attractive valuations and income opportunities. Markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. Long-term rates remained lower than short-term rates throughout the reporting period, a yield curve inversion that reminded investors of the uncertainties implicit in the current economic environment. U.S. Treasury bonds provided more modest gains, with the positive impact of declining inflation largely balanced by the negative impact of high consumer prices.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the long-term focus, unique perspectives and commitment to client service you expect.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	1/23/1984	2.11%	-1.21%	0.51%	1.48%	0.53%
Service Class Shares	6/4/2003	1.99	-1.45	0.26	1.22	0.78

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[2]	2.09%	-0.94%	0.77%	1.52%
Morningstar Intermediate Core Bond Category Average[3]	2.13	-0.89	0.63	1.36

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Bloomberg U.S. Aggregate Bond Index is the Portfolio's primary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
3.	The Morningstar Intermediate Core Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Bond Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,021.10	$2.61	$1,022.22	$2.61	0.52%
Service Class Shares	$1,000.00	$1,019.90	$3.86	$1,020.98	$3.86	0.77%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Bond Portfolio

Portfolio Composition as of June 30, 2023 (Unaudited)
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2023 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 2.50%-4.25%, due 12/31/23–5/15/33
2.	UMBS, 30 Year, 2.00%-7.50%, due 7/1/28–3/1/53
3.	UMBS Pool, 30 Year, 2.00%-6.00%, due 7/1/50–12/1/52
4.	U.S. Treasury Bonds, 1.875%-3.875%, due 2/15/41–5/15/53
5.	GNMA II, Single Family, 30 Year, 2.00%-5.00%, due 2/20/50–7/15/53
6.	Bank of America Corp., 1.734%-5.288%, due 7/22/27–9/21/36
7.	GNMA II, 30 Year, 2.50%, due 1/20/51–4/20/51
8.	JPMorgan Chase & Co., 1.578%-5.546%, due 12/15/25–6/1/34
9.	Morgan Stanley, 2.484%-6.296%, due 7/17/26–9/16/36
10.	Credit Suisse AG, 7.95%, due 1/9/25

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Kenneth Sommer and Matthew Downs of NYL Investors LLC, the Portfolio’s Subadvisor.
How did MainStay VP Bond Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP Bond Portfolio returned 2.11% for Initial Class shares and 1.99% for Service Class shares. Over the same period, Initial Class shares outperformed, and Service Class shares underperformed, the 2.09% return of the Bloomberg U.S. Aggregate Bond Index (the "Index"), which is the Portfolio’s benchmark. For the six months ended June 30, 2023, both share classes underperformed the 2.13% return of the Morningstar Intermediate Core Bond Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio held overweight positions relative to the Index in asset-backed securities (ABS) and corporate securities throughout the reporting period. To facilitate the overweight positions, the Portfolio maintained an underweight position in the U.S. Treasury sector.
The ABS sector produced the strongest returns during the reporting period. Within the floating rate subcomponent of the ABS sector, overweight positions relative to Index in AAA and AA collateralized loan obligations (CLOs) were accretive to performance.2 Within the fixed-rate subcomponent of the ABS sector, equipment and student loans were the primary drivers of outperformance. Overweight exposure in the corporate sector, particularly the banking, communications, and electric subcomponents, were accretive to performance. Positioning in the mortgage-backed securities (“MBS”) sector, particularly the 30-year agency passthrough subcomponent, was also accretive to performance.
Driven by the underweight position relative to the Bloomberg U.S. Aggregate Bond Index, the U.S. Treasury sector was the worst performing sector during the reporting period. Underweight positioning in the non-corporate sector, led by the taxable municipal and sovereign subsectors, also detracted from performance during the first half of 2023.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
The Portfolio’s use of derivatives was limited to interest rate derivatives used to keep the duration3 of the Portfolio in line with our target. These interest rate derivatives had a negative impact on the Portfolio's performance during the reporting period.
What was the Portfolio’s duration strategy during the reporting period?
The Portfolio maintained a duration relatively close to that of the Index. On two occasions, the duration of the Portfolio differed significantly from that of the Index. During the first half of the reporting period, the Portfolio held a shorter duration in the 2-year part of the yield curve4 than the Index, while simultaneously holding a longer duration than the Index in the 10-year part of the curve. This strategy had a slightly negative impact on performance. Toward the end of the reporting period, the Portfolio held a longer duration in the 5-year part of the curve relative to the Index. This strategy also had a negative impact on performance. As of June 30, 2023, the effective duration of the Portfolio was 6.47 years compared to a duration of 6.33 years for the Index.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
The Portfolio reduced its exposure to the student loan subcomponent of the ABS sector. The option-adjusted spreads5 (OAS) being offered on student loan securities was close to the tightest level of the year. During the second quarter of 2023, the Portfolio increased corporate credit exposure via financials, as OAS relative to industrials and utilities became increasingly

1.	See page 5 for more information on benchmark and peer group returns.
2.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	An option-adjusted spread is the measurement of the spread of a fixed-income security rate and the risk-free rate of return, which is then adjusted to take into account an embedded option.
8	MainStay VP Bond Portfolio

favorable following the regional banking crisis in March. As we increased the Portfolio’s spread6 asset allocation, we reduced U.S. Treasury sector exposure. U.S. Treasuries are generally seen as the safest asset class and serve as a ‘safe haven’ for investors during times of market stress.
In the second half of the reporting period, we reduced the Portfolio’s exposure to U.S. government agency callable securities. Because of the negative convexity7 embedded in these securities, we expected that they would underperform bulleted securities in a rising rate environment.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
During the reporting period, the corporate sector made the strongest positive contribution to the Portfolio’s absolute performance. (Contributions take weightings and total returns into account.) Within the sector, the Portfolio’s allocation to the industrial subcomponent was the most accretive to absolute performance. The second-strongest contributor to absolute performance was the MBS sector. Within the ABS sector, the Portfolio’s allocation to AAA and AA CLOs was also accretive to absolute performance.
During the same period, the U.S. government agency sector produced the weakest contribution to the Portfolio’s absolute performance. The second weakest contributor to the Portfolio’s absolute performance was the commercial mortgage-backed securities sector.
Within the interest rate complex, the Portfolio’s duration positioning contributed to absolute performance, while the Portfolio’s curve position detracted from absolute performance
Among individual holdings, those producing the strongest absolute performance during the reporting period were issued by JPMorgan Chase, Bank of America, Morgan Stanley, HSBC Holdings and Citigroup. Those with the weakest absolute performance were issued by Fifth Third Bancorp, Huntington Bancshares, Citizens Financial Group, KeyCorp and M&T Bank.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio’s largest purchases during the reporting period included bonds issued by financial institutions Credit Suisse (New
York branch), Bank of America, Barclays, U.S. Bancorp and UBS Group.
The Portfolio’s most significant sales during the same period were bonds issued by aerospace and defense manufacturer The Boeing Company, capital markets firm The Goldman Sachs Group, electric utility Southern California Edison, financial company Nordea Bank and food-related holding company Nestle Holdings.
How did the Portfolio’s sector weightings change during the reporting period?
As described in greater detail above, during the first half of the reporting period, the Portfolio reduced its exposure to the student loan subcomponent of the ABS sector. During the second half of the reporting period, the Portfolio increased its allocation to corporate credit via financials, while reducing its allocation to the U.S. Treasury sector. The Portfolio also reduced its exposure to U.S. government agency callable securities in the second half of the reporting period.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2023, the Portfolio held overweight exposure relative to the Index in ABS and corporate securities. The Portfolio’s largest overweight allocation among spread assets was to the financial subcomponent of the corporate sector.
As of the same date, the Portfolio held a relatively underweight position in the U.S. Treasury sector. Among corporates, the Portfolio held underweight positions in the industrial, sovereign, supranational, foreign agency and foreign local government subcomponents.
6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
7.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2023†^(Unaudited)
	Principal Amount	Value
Long-Term Bonds 98.2%
Asset-Backed Securities 4.9%
Home Equity Asset-Backed Securities 0.1%
Chase Funding Trust
Series 2002-2, Class 1A5
6.333%, due 4/25/32 (a)	$ 13,515	$ 13,390
J.P. Morgan Mortgage Acquisition Trust
Series 2007-CH2, Class AF3
5.552%, due 10/25/30 (a)	414,576	223,523
Morgan Stanley Mortgage Loan Trust
Series 2006-17XS, Class A3A
6.151%, due 10/25/46 (a)	782,766	238,004
		474,917
Other Asset-Backed Securities 4.8%
522 Funding CLO Ltd.
Series 2019-4A, Class BR
6.85% (3 Month LIBOR + 1.60%), due 4/20/30 (b)(c)	3,000,000	2,932,416
ALLO Issuer LLC
Series 2023-1A, Class A2
6.20%, due 6/20/53 (b)	2,200,000	2,138,413
ARES XXXVIII CLO Ltd.
Series 2015-38A, Class BR
6.65% (3 Month LIBOR + 1.40%), due 4/20/30 (b)(c)	2,000,000	1,930,370
Cook Park CLO Ltd.
Series 2018-1A, Class B
6.66% (3 Month LIBOR + 1.40%), due 4/17/30 (b)(c)	3,000,000	2,911,992
CyrusOne Data Centers Issuer I LLC
Series 2023-1A, Class A2
4.30%, due 4/20/48 (b)	2,750,000	2,452,426
Galaxy XXI CLO Ltd.
Series 2015-21A, Class BR
6.60% (3 Month LIBOR + 1.35%), due 4/20/31 (b)(c)	1,500,000	1,447,651
Oak Street Investment Grade Net Lease Fund
Series 2021-2A, Class A1
2.38%, due 11/20/51 (b)	2,334,909	2,027,787
Palmer Square CLO Ltd.
Series 2015-2A, Class A2R2
6.80% (3 Month LIBOR + 1.55%), due 7/20/30 (b)(c)	2,000,000	1,966,792
SMB Private Education Loan Trust
Series 2021-A, Class B
2.31%, due 1/15/53 (b)	3,100,000	2,786,323
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Store Master Funding I-VII XIV XIX XX XXIV
Series 2023-1A, Class A1
6.19%, due 6/20/53 (b)	$ 2,998,750	$ 2,940,651
Texas Debt Capital CLO Ltd.
Series 2023-2A, Class A
7.116% (3 Month SOFR + 1.95%), due 7/21/35 (b)(c)	2,750,000	2,748,595
THL Credit Wind River CLO Ltd.
Series 2017-4A, Class A
6.529% (3 Month LIBOR + 1.15%), due 11/20/30 (b)(c)	1,803,100	1,784,103
Voya CLO Ltd. (b)(c)
Series 2022-4A, Class A
7.198% (3 Month SOFR + 2.15%), due 10/20/33	2,000,000	2,001,294
Series 2022-4A, Class B
8.348% (3 Month SOFR + 3.30%), due 10/20/33	2,000,000	2,003,026
		32,071,839
Total Asset-Backed Securities (Cost $34,142,767)		32,546,756
Corporate Bonds 37.1%
Aerospace & Defense 1.0%
L3Harris Technologies, Inc.
1.80%, due 1/15/31	2,352,000	1,861,509
Lockheed Martin Corp.
5.25%, due 1/15/33	1,200,000	1,243,161
Northrop Grumman Corp.
4.70%, due 3/15/33	1,690,000	1,658,586
Raytheon Technologies Corp.
5.15%, due 2/27/33	1,710,000	1,733,373
		6,496,629
Auto Manufacturers 1.0%
General Motors Financial Co., Inc.
6.00%, due 1/9/28	1,225,000	1,234,817
6.05%, due 10/10/25	3,295,000	3,300,764
Hyundai Capital America
5.68%, due 6/26/28 (b)	2,350,000	2,331,190
		6,866,771
Auto Parts & Equipment 0.1%
Aptiv plc
4.15%, due 5/1/52	730,000	555,645

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Banks 16.0%
Bank of America Corp.
1.734%, due 7/22/27 (d)	$ 4,150,000	$ 3,704,974
1.922%, due 10/24/31 (d)	2,357,000	1,865,735
2.087%, due 6/14/29 (d)	1,970,000	1,680,723
2.482% (5 Year Treasury Constant Maturity Rate + 1.20%), due 9/21/36 (c)	1,180,000	902,738
5.288%, due 4/25/34 (d)	1,675,000	1,659,433
Bank of New York Mellon Corp. (The) (d)
4.706%, due 2/1/34	2,050,000	1,968,902
4.947%, due 4/26/27	1,705,000	1,683,966
Bank of New Zealand
4.846%, due 2/7/28 (b)	3,080,000	3,012,996
Barclays plc
5.20%, due 5/12/26	1,085,000	1,046,752
6.224%, due 5/9/34 (d)	390,000	388,454
7.119%, due 6/27/34 (d)	930,000	929,629
7.437% (1 Year Treasury Constant Maturity Rate + 3.50%), due 11/2/33 (c)	1,850,000	2,001,496
Citigroup, Inc. (d)
5.61%, due 9/29/26	3,705,000	3,699,962
6.174%, due 5/25/34	1,640,000	1,654,288
Citizens Bank NA
6.064%, due 10/24/25 (d)	1,750,000	1,658,519
Cooperatieve Rabobank UA
4.655% (1 Year Treasury Constant Maturity Rate + 1.75%), due 8/22/28 (b)(c)	1,495,000	1,430,525
Credit Suisse AG
7.95%, due 1/9/25	5,770,000	5,886,800
Danske Bank A/S
6.466% (1 Year Treasury Constant Maturity Rate + 2.10%), due 1/9/26 (b)(c)	3,420,000	3,411,845
Deutsche Bank AG
7.079%, due 2/10/34 (d)	1,200,000	1,110,042
Fifth Third Bancorp
6.361%, due 10/27/28 (d)	1,590,000	1,582,980
Goldman Sachs Group, Inc. (The)
5.70%, due 11/1/24	3,815,000	3,808,601
HSBC Holdings plc (d)
6.547%, due 6/20/34	1,320,000	1,314,876
7.39%, due 11/3/28	2,415,000	2,548,750
HSBC USA, Inc.
5.625%, due 3/17/25	3,405,000	3,389,801
	Principal Amount	Value

Banks (continued)
Huntington National Bank (The)
5.65%, due 1/10/30	$ 2,285,000	$ 2,181,802
JPMorgan Chase & Co. (d)
1.578%, due 4/22/27	3,505,000	3,148,237
4.565%, due 6/14/30	1,290,000	1,239,423
5.35%, due 6/1/34	1,235,000	1,244,842
5.546%, due 12/15/25	2,915,000	2,902,683
KeyBank NA
5.85%, due 11/15/27	3,015,000	2,839,143
Mitsubishi UFJ Financial Group, Inc. (c)
5.406% (1 Year Treasury Constant Maturity Rate + 1.97%), due 4/19/34	880,000	873,202
5.541% (1 Year Treasury Constant Maturity Rate + 1.50%), due 4/17/26	2,495,000	2,479,738
Morgan Stanley (d)
2.484%, due 9/16/36	4,405,000	3,342,251
4.679%, due 7/17/26	2,590,000	2,541,535
4.889%, due 7/20/33	495,000	476,412
5.123%, due 2/1/29	605,000	596,673
6.296%, due 10/18/28	795,000	816,902
Morgan Stanley Bank NA
4.754%, due 4/21/26	1,730,000	1,704,521
National Securities Clearing Corp.
5.00%, due 5/30/28 (b)	1,490,000	1,480,734
NatWest Group plc
5.847% (1 Year Treasury Constant Maturity Rate + 1.35%), due 3/2/27 (c)	3,415,000	3,377,593
PNC Financial Services Group, Inc. (The) (d)
5.582%, due 6/12/29	785,000	781,306
5.812%, due 6/12/26	1,670,000	1,659,839
Royal Bank of Canada
5.66%, due 10/25/24	3,345,000	3,343,649
Swedbank AB
5.337%, due 9/20/27 (b)	2,770,000	2,729,875
Truist Financial Corp.
5.122%, due 1/26/34 (d)	1,715,000	1,625,172
U.S. Bancorp (d)
2.677%, due 1/27/33	2,210,000	1,768,099
5.775%, due 6/12/29	1,985,000	1,984,407
5.836%, due 6/12/34	425,000	428,075
UBS Group AG (b)(d)
6.373%, due 7/15/26	2,820,000	2,802,188
6.442%, due 8/11/28	2,485,000	2,494,192
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Wells Fargo & Co. (d)
4.54%, due 8/15/26	$ 2,735,000	$ 2,672,342
5.389%, due 4/24/34	1,705,000	1,694,112
		107,571,734
Beverages 0.9%
Anheuser-Busch InBev Worldwide, Inc.
5.55%, due 1/23/49	1,770,000	1,865,568
Constellation Brands, Inc.
4.90%, due 5/1/33	1,595,000	1,567,146
Keurig Dr Pepper, Inc.
3.20%, due 5/1/30	825,000	739,755
4.05%, due 4/15/32	765,000	710,858
PepsiCo, Inc.
2.625%, due 10/21/41	1,230,000	927,021
		5,810,348
Biotechnology 0.2%
Amgen, Inc.
4.875%, due 3/1/53	605,000	556,660
5.25%, due 3/2/30	805,000	806,606
		1,363,266
Chemicals 0.4%
Celanese US Holdings LLC
6.33%, due 7/15/29	1,955,000	1,941,547
6.379%, due 7/15/32	480,000	484,163
		2,425,710
Commercial Services 0.3%
Global Payments, Inc.
2.15%, due 1/15/27	1,970,000	1,751,038
Computers 0.1%
Apple, Inc.
2.65%, due 2/8/51	1,210,000	835,802
Diversified Financial Services 1.7%
AerCap Ireland Capital DAC
3.00%, due 10/29/28	1,670,000	1,443,970
Air Lease Corp.
0.70%, due 2/15/24	1,550,000	1,501,313
1.875%, due 8/15/26	2,095,000	1,860,505
American Express Co.
4.42%, due 8/3/33 (d)	1,420,000	1,339,911
Blackstone Holdings Finance Co. LLC
5.90%, due 11/3/27 (b)	3,000,000	3,035,580
	Principal Amount	Value

Diversified Financial Services (continued)
Intercontinental Exchange, Inc.
4.35%, due 6/15/29	$ 1,625,000	$ 1,589,310
5.20%, due 6/15/62	565,000	558,256
		11,328,845
Electric 3.8%
AEP Texas, Inc.
5.40%, due 6/1/33	90,000	89,537
AEP Transmission Co. LLC
Series O
4.50%, due 6/15/52	235,000	210,162
American Electric Power Co., Inc.
5.625%, due 3/1/33	865,000	879,410
Baltimore Gas and Electric Co.
5.40%, due 6/1/53	505,000	513,031
Dayton Power & Light Co. (The)
3.95%, due 6/15/49	500,000	389,180
Duke Energy Corp.
2.45%, due 6/1/30	960,000	806,151
5.00%, due 8/15/52	365,000	333,660
Duke Energy Indiana LLC
6.45%, due 4/1/39	600,000	654,118
Duke Energy Ohio, Inc.
5.25%, due 4/1/33	205,000	206,457
5.65%, due 4/1/53	110,000	112,739
Enel Finance America LLC
7.10%, due 10/14/27 (b)	2,280,000	2,395,592
Entergy Arkansas LLC
5.15%, due 1/15/33	1,695,000	1,698,627
Florida Power & Light Co.
5.05%, due 4/1/28	2,550,000	2,569,589
Georgia Power Co.
4.30%, due 3/15/42	141,000	121,527
4.95%, due 5/17/33	1,735,000	1,712,614
National Rural Utilities Cooperative Finance Corp.
5.05%, due 9/15/28	1,345,000	1,340,428
NextEra Energy Capital Holdings, Inc.
6.051%, due 3/1/25	1,120,000	1,124,211
NSTAR Electric Co.
4.55%, due 6/1/52	1,060,000	952,393
Oklahoma Gas and Electric Co.
5.60%, due 4/1/53	700,000	709,720
Pacific Gas and Electric Co.
5.45%, due 6/15/27	2,090,000	2,032,539
6.10%, due 1/15/29	965,000	949,476
6.40%, due 6/15/33	445,000	442,564
6.75%, due 1/15/53	1,025,000	1,011,567

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
PECO Energy Co.
4.90%, due 6/15/33	$ 1,255,000	$ 1,252,682
Southern California Edison Co.
5.30%, due 3/1/28	760,000	759,916
5.70%, due 3/1/53	195,000	194,956
5.95%, due 11/1/32	885,000	926,328
Southern Co. (The)
5.15%, due 10/6/25	770,000	765,366
5.70%, due 10/15/32	370,000	382,861
		25,537,401
Entertainment 0.3%
Warnermedia Holdings, Inc.
4.054%, due 3/15/29	535,000	489,054
5.05%, due 3/15/42	1,050,000	885,011
5.141%, due 3/15/52	560,000	455,979
		1,830,044
Environmental Control 0.2%
Waste Connections, Inc.
2.60%, due 2/1/30	1,785,000	1,544,349
Food 0.3%
Kraft Heinz Foods Co.
4.875%, due 10/1/49	275,000	250,928
McCormick & Co., Inc.
4.95%, due 4/15/33	1,730,000	1,698,129
		1,949,057
Gas 0.4%
CenterPoint Energy Resources Corp.
1.75%, due 10/1/30	1,945,000	1,559,437
NiSource, Inc.
5.65%, due 2/1/45	590,000	589,466
Southwest Gas Corp.
5.45%, due 3/23/28	445,000	443,645
		2,592,548
Healthcare-Products 0.4%
Baxter International, Inc.
2.539%, due 2/1/32	1,090,000	882,925
3.132%, due 12/1/51	620,000	408,949
Thermo Fisher Scientific, Inc.
4.95%, due 11/21/32	1,305,000	1,328,526
		2,620,400
	Principal Amount	Value

Healthcare-Services 0.4%
HCA, Inc.
4.625%, due 3/15/52 (b)	$ 85,000	$ 69,848
5.50%, due 6/1/33	1,725,000	1,722,070
UnitedHealth Group, Inc.
6.05%, due 2/15/63	825,000	932,890
		2,724,808
Insurance 0.7%
Corebridge Financial, Inc.
3.85%, due 4/5/29	370,000	332,747
4.35%, due 4/5/42	190,000	153,313
MetLife, Inc.
5.875%, due 2/6/41	660,000	674,950
Metropolitan Life Global Funding I
5.15%, due 3/28/33 (b)	1,300,000	1,285,698
Principal Life Global Funding II
1.25%, due 8/16/26 (b)	2,220,000	1,935,058
Prudential Financial, Inc.
3.935%, due 12/7/49	225,000	179,027
		4,560,793
Internet 0.4%
Amazon.com, Inc.
3.10%, due 5/12/51	1,035,000	771,965
3.95%, due 4/13/52	710,000	618,824
Meta Platforms, Inc.
3.85%, due 8/15/32	1,115,000	1,035,662
4.45%, due 8/15/52	425,000	369,553
		2,796,004
Investment Companies 0.3%
Blackstone Private Credit Fund
7.05%, due 9/29/25	1,870,000	1,865,151
Iron & Steel 0.2%
Nucor Corp.
2.00%, due 6/1/25	1,550,000	1,449,406
Media 0.4%
Charter Communications Operating LLC
5.50%, due 4/1/63	745,000	599,825
Comcast Corp.
4.60%, due 10/15/38	740,000	689,064
Paramount Global
4.375%, due 3/15/43	1,640,000	1,156,995
		2,445,884
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Miscellaneous—Manufacturing 0.0% ‡
3M Co.
3.625%, due 10/15/47	$ 410,000	$ 315,306
Oil & Gas 0.3%
Phillips 66 Co.
3.15%, due 12/15/29	2,395,000	2,089,591
Packaging & Containers 0.1%
Berry Global, Inc.
5.50%, due 4/15/28 (b)	865,000	851,246
Pharmaceuticals 0.7%
AbbVie, Inc.
2.95%, due 11/21/26	850,000	794,108
4.05%, due 11/21/39	135,000	117,539
Cigna Group (The)
4.90%, due 12/15/48	1,025,000	953,935
CVS Health Corp.
5.30%, due 6/1/33	850,000	848,680
Eli Lilly & Co.
3.375%, due 3/15/29	1,215,000	1,141,567
Merck & Co., Inc.
5.00%, due 5/17/53	290,000	293,781
5.15%, due 5/17/63	260,000	265,555
Pfizer Investment Enterprises Pte. Ltd.
5.30%, due 5/19/53	370,000	384,682
		4,799,847
Pipelines 1.6%
Cheniere Energy Partners LP
3.25%, due 1/31/32	590,000	485,363
5.95%, due 6/30/33 (b)	595,000	596,731
Energy Transfer LP
5.00%, due 5/15/50	1,045,000	882,568
Enterprise Products Operating LLC
4.80%, due 2/1/49	550,000	503,429
5.35%, due 1/31/33	1,700,000	1,728,756
Kinder Morgan, Inc.
5.45%, due 8/1/52	390,000	356,083
MPLX LP
4.95%, due 9/1/32	875,000	835,810
ONEOK, Inc.
5.20%, due 7/15/48	190,000	161,969
5.85%, due 1/15/26	2,940,000	2,950,879
6.10%, due 11/15/32	345,000	350,987
	Principal Amount	Value

Pipelines (continued)
Targa Resources Corp.
6.125%, due 3/15/33	$ 1,700,000	$ 1,737,043
Williams Cos., Inc. (The)
4.85%, due 3/1/48	570,000	493,144
		11,082,762
Real Estate Investment Trusts 0.6%
Alexandria Real Estate Equities, Inc.
3.55%, due 3/15/52	1,035,000	706,080
4.75%, due 4/15/35	835,000	774,741
American Tower Corp.
5.65%, due 3/15/33	1,075,000	1,090,067
Simon Property Group LP
1.75%, due 2/1/28	1,950,000	1,666,845
		4,237,733
Retail 0.4%
Home Depot, Inc. (The)
4.95%, due 9/15/52	1,070,000	1,062,742
Lowe's Cos., Inc.
5.15%, due 7/1/33	450,000	449,837
5.625%, due 4/15/53	625,000	624,626
5.75%, due 7/1/53	230,000	234,360
		2,371,565
Semiconductors 1.2%
Broadcom, Inc. (b)
2.45%, due 2/15/31	2,475,000	2,012,921
3.469%, due 4/15/34	835,000	684,958
Intel Corp.
5.20%, due 2/10/33	605,000	610,734
5.70%, due 2/10/53	960,000	976,603
5.90%, due 2/10/63	205,000	211,707
Micron Technology, Inc.
5.875%, due 9/15/33	875,000	867,066
6.75%, due 11/1/29	1,210,000	1,257,785
NVIDIA Corp.
1.55%, due 6/15/28	989,000	863,126
QUALCOMM, Inc.
4.50%, due 5/20/52	260,000	236,518
Texas Instruments, Inc.
5.05%, due 5/18/63	470,000	470,932
		8,192,350
Software 0.5%
Microsoft Corp.
2.525%, due 6/1/50	965,000	667,534
Oracle Corp.
3.95%, due 3/25/51	360,000	272,204

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Software (continued)
Oracle Corp. (continued)
4.65%, due 5/6/30	$ 1,745,000	$ 1,686,015
5.55%, due 2/6/53	850,000	823,092
		3,448,845
Telecommunications 1.4%
AT&T, Inc.
3.50%, due 9/15/53	730,000	516,778
3.55%, due 9/15/55	997,000	697,966
4.35%, due 3/1/29	1,464,000	1,406,394
5.40%, due 2/15/34	1,600,000	1,602,749
Bell Canada (The)
5.10%, due 5/11/33	870,000	859,323
T-Mobile USA, Inc.
2.625%, due 2/15/29	2,095,000	1,819,566
3.40%, due 10/15/52	400,000	285,462
4.50%, due 4/15/50	1,060,000	909,529
Verizon Communications, Inc.
3.40%, due 3/22/41	685,000	528,687
4.50%, due 8/10/33	705,000	665,276
		9,291,730
Transportation 0.7%
FedEx Corp.
5.25%, due 5/15/50	970,000	932,171
Norfolk Southern Corp.
3.00%, due 3/15/32	1,005,000	864,914
3.05%, due 5/15/50	605,000	418,283
Union Pacific Corp.
2.80%, due 2/14/32	2,060,000	1,777,454
United Parcel Service, Inc.
5.30%, due 4/1/50	520,000	546,248
		4,539,070
Trucking & Leasing 0.1%
Penske Truck Leasing Co. LP
5.75%, due 5/24/26 (b)	940,000	931,007
Total Corporate Bonds (Cost $253,631,007)		249,072,685
Mortgage-Backed Securities 3.2%
Agency (Collateralized Mortgage Obligations) 0.9%
FHLMC, Strips
REMIC, Series 390, Class C5
2.00%, due 4/15/42 (e)	2,557,488	237,162
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
FNMA, Strips (e)
REMIC, Series 432, Class C6
2.00%, due 4/25/42 (f)	$ 13,721,090	$ 1,345,938
REMIC, Series 365, Class 13
5.50%, due 5/25/36	8,147,021	1,535,330
GNMA II, Single Family, 30 Year
4.50%, due 7/15/53 TBA (g)	3,150,000	3,040,242
		6,158,672
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.3%
CSMC OA LLC
Series 2014-USA, Class A1
3.304%, due 9/15/37 (b)	2,590,022	2,175,435
CSMC WEST Trust
Series 2020-WEST, Class A
3.04%, due 2/15/35 (b)	3,150,000	2,331,199
FNMA, ACES
REMIC, Series 2019-M12, Class X3
0.717%, due 6/25/29 (e)(h)	77,000,000	2,356,993
Queens Center Mortgage Trust
Series 2013-QCA, Class A
3.275%, due 1/11/37 (b)	1,800,000	1,664,613
		8,528,240
Whole Loan (Collateralized Mortgage Obligations) 1.0%
GCAT Trust (b)
Series 2023-NQM1, Class A1
4.25%, due 10/25/57 (i)	2,136,451	1,950,309
Series 2023-NQM2, Class A1
5.837%, due 11/25/67 (a)	2,413,885	2,379,037
OBX Trust
Series 2023-NQM5, Class A1A
6.567%, due 6/25/63 (a)(b)	2,500,000	2,495,488
		6,824,834
Total Mortgage-Backed Securities (Cost $22,365,334)		21,511,746
U.S. Government & Federal Agencies 53.0%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 7.5%
FHLMC Gold Pools, 15 Year
5.00%, due 3/1/25	4,555	4,532
FHLMC Gold Pools, 30 Year
6.50%, due 11/1/35	2,031	2,075
6.50%, due 8/1/37	13,396	13,804
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
UMBS Pool, 30 Year
2.00%, due 8/1/50	$ 3,369,921	$ 2,771,902
2.00%, due 11/1/50	2,703,707	2,234,453
2.50%, due 7/1/50	4,426,261	3,808,804
2.50%, due 7/1/50 (j)	2,717,471	2,337,639
2.50%, due 10/1/50	2,467,422	2,120,628
2.50%, due 11/1/50	2,022,934	1,740,448
2.50%, due 11/1/50	2,721,312	2,365,323
2.50%, due 2/1/51	3,035,999	2,624,017
2.50%, due 10/1/51	2,238,882	1,928,986
2.50%, due 4/1/52	2,454,591	2,106,705
3.00%, due 2/1/52	2,801,767	2,470,964
3.00%, due 3/1/52	4,827,582	4,319,490
3.50%, due 10/1/51	2,035,856	1,887,911
3.50%, due 11/1/51	3,371,931	3,078,757
4.00%, due 5/1/52	2,432,020	2,311,967
4.50%, due 5/1/52	2,069,670	2,007,499
5.00%, due 12/1/52	2,661,618	2,614,055
5.50%, due 10/1/52	4,357,109	4,393,060
6.00%, due 11/1/52	3,134,228	3,201,809
		50,344,828
Federal National Mortgage Association (Mortgage Pass-Through Securities) 12.3%
FNMA, Other
3.50%, due 8/1/56	1,328,262	1,218,503
UMBS, 15 Year
4.50%, due 5/1/24	20,539	20,284
5.00%, due 12/1/23	143	143
5.00%, due 12/1/23	1,098	1,091
UMBS, 30 Year
2.00%, due 8/1/50	3,688,947	3,045,591
2.00%, due 12/1/50	7,889,217	6,488,126
2.00%, due 12/1/50	3,493,542	2,872,730
2.00%, due 3/1/51	3,824,972	3,160,788
2.00%, due 3/1/51	3,658,438	3,003,069
2.50%, due 5/1/43	243,505	208,286
2.50%, due 1/1/51	2,303,978	1,981,527
2.50%, due 8/1/51	4,827,873	4,153,668
2.50%, due 10/1/51	5,117,980	4,357,932
2.50%, due 10/1/51	3,758,333	3,222,010
2.50%, due 10/1/51	3,140,975	2,721,750
2.50%, due 11/1/51	3,370,025	2,918,104
3.00%, due 6/1/51	3,012,750	2,716,670
3.00%, due 1/1/52	3,807,559	3,383,086
3.00%, due 2/1/52	2,275,773	2,012,005
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
3.00%, due 3/1/52	$ 4,866,226	$ 4,356,717
3.50%, due 2/1/52	2,840,621	2,593,628
3.50%, due 3/1/52	2,730,158	2,490,868
4.00%, due 5/1/52	5,298,338	5,004,836
4.50%, due 7/1/52	2,890,156	2,784,340
4.50%, due 10/1/52	2,451,860	2,367,398
5.00%, due 11/1/52	2,623,727	2,574,005
5.00%, due 3/1/53	4,817,139	4,762,306
5.50%, due 9/1/52	2,717,350	2,739,763
5.50%, due 12/1/52	2,608,694	2,630,210
6.50%, due 10/1/36	10,448	10,875
6.50%, due 10/1/36	10,986	11,220
6.50%, due 8/1/37	1,870	1,910
6.50%, due 11/1/52	2,843,182	2,928,019
7.00%, due 9/1/37	25,975	26,851
7.00%, due 10/1/37	283	299
7.00%, due 11/1/37	3,698	3,837
7.50%, due 7/1/28	4,000	3,989
		82,776,434
Government National Mortgage Association (Mortgage Pass-Through Securities) 4.7%
GNMA I, Single Family, 30 Year
4.00%, due 3/15/44	19,616	18,992
4.00%, due 7/15/44	130,187	125,390
4.00%, due 7/15/45	63,212	61,511
4.50%, due 6/15/39	322,742	318,960
4.50%, due 6/15/40	131,916	130,305
GNMA II, 30 Year
2.50%, due 1/20/51	1,964,701	1,680,553
2.50%, due 3/20/51	3,923,390	3,390,096
2.50%, due 4/20/51	4,932,316	4,259,757
GNMA II, Single Family, 30 Year
2.00%, due 6/20/51	5,421,990	4,566,909
3.00%, due 8/20/51	6,329,333	5,676,941
3.00%, due 10/20/51	3,413,255	3,060,487
3.50%, due 2/20/50	3,327,218	3,100,417
3.50%, due 8/20/51	1,155,662	1,073,627
4.00%, due 4/20/52	2,296,851	2,173,210
5.00%, due 7/20/52	1,668,205	1,639,710
		31,276,865
United States Treasury Bonds 3.7%
U.S. Treasury Bonds
1.875%, due 2/15/41	3,770,000	2,737,815
1.875%, due 11/15/51	3,540,000	2,336,677
2.375%, due 2/15/42	2,140,000	1,666,107

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Bond Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Bonds (continued)
U.S. Treasury Bonds (continued)
2.875%, due 5/15/52	$ 2,660,000	$ 2,204,371
3.25%, due 5/15/42	500,000	446,172
3.625%, due 5/15/53	11,195,000	10,759,444
3.875%, due 2/15/43	5,050,000	4,923,750
		25,074,336
United States Treasury Notes 24.8%
U.S. Treasury Notes
2.50%, due 5/15/24	19,150,000	18,669,754
2.625%, due 12/31/23	1,600,000	1,579,250
3.375%, due 5/15/33	4,400,000	4,243,250
3.625%, due 5/31/28	31,630,000	30,938,094
3.75%, due 5/31/30	52,075,000	51,350,832
4.125%, due 6/15/26	19,000,000	18,808,516
4.25%, due 5/31/25	41,055,000	40,538,605
		166,128,301
Total U.S. Government & Federal Agencies (Cost $364,452,927)		355,600,764
Total Long-Term Bonds (Cost $674,592,035)		658,731,951
Total Investments (Cost $674,592,035)	98.2%	658,731,951
Other Assets, Less Liabilities	1.8	11,844,581
Net Assets	100.0%	$ 670,576,532

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Step coupon—Rate shown was the rate in effect as of June 30, 2023.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Floating rate—Rate shown was the rate in effect as of June 30, 2023.
(d)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2023.
(e)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(f)	Illiquid security—As of June 30, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $1,345,938, which represented 0.2% of the Portfolio’s net assets.
(g)	TBA—Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2023, the total net market value was $3,040,242, which represented 0.5% of the Portfolio’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.
(h)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2023.
(i)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2023.
(j)	Delayed delivery security.
Futures Contracts
As of June 30, 2023, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 5 Year Notes	393	September 2023	$ 42,873,601	$ 42,087,844	$ (785,757)
U.S. Treasury Ultra Bonds	335	September 2023	45,106,840	45,633,281	526,441
Total Long Contracts					(259,316)
Short Contracts
U.S. Treasury 2 Year Notes	(82)	September 2023	(16,890,528)	(16,674,187)	216,341
U.S. Treasury 10 Year Notes	(129)	September 2023	(14,724,687)	(14,482,266)	242,421
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
U.S. Treasury 10 Year Ultra Bonds	(108)	September 2023	$ (12,921,787)	$ (12,791,250)	$ 130,537
Total Short Contracts					589,299
Net Unrealized Appreciation					$ 329,983

1.	As of June 30, 2023, cash in the amount of $2,344,648 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2023.

Abbreviation(s):
ACES—Alternative Credit Enhancement Securities
CLO—Collateralized Loan Obligation
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
TBA—To Be Announced
UMBS—Uniform Mortgage Backed Securities
The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 32,546,756	$ —	$ 32,546,756
Corporate Bonds	—	249,072,685	—	249,072,685
Mortgage-Backed Securities	—	21,511,746	—	21,511,746
U.S. Government & Federal Agencies	—	355,600,764	—	355,600,764
Total Investments in Securities	—	658,731,951	—	658,731,951
Other Financial Instruments
Futures Contracts (b)	1,115,740	—	—	1,115,740
Total Investments in Securities and Other Financial Instruments	$ 1,115,740	$ 658,731,951	$ —	$ 659,847,691
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (785,757)	$ —	$ —	$ (785,757)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Bond Portfolio

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in securities, at value (identified cost $674,592,035)	$658,731,951
Cash	9,380,535
Cash collateral on deposit at broker for futures contracts	2,344,648
Receivables:
Investment securities sold	11,789,167
Interest	5,005,822
Portfolio shares sold	1,305,700
Variation margin on futures contracts	375,232
Other assets	43,180
Total assets	688,976,235
Liabilities
Payables:
Investment securities purchased	17,625,374
Portfolio shares redeemed	340,014
Manager (See Note 3)	271,369
NYLIFE Distributors (See Note 3)	77,550
Professional fees	38,254
Shareholder communication	22,494
Custodian	15,266
Accrued expenses	9,382
Total liabilities	18,399,703
Net assets	$670,576,532
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 54,782
Additional paid-in-capital	769,892,253
769,947,035
Total distributable earnings (loss)	(99,370,503)
Net assets	$670,576,532
Initial Class
Net assets applicable to outstanding shares	$293,493,315
Shares of beneficial interest outstanding	23,800,457
Net asset value per share outstanding	$ 12.33
Service Class
Net assets applicable to outstanding shares	$377,083,217
Shares of beneficial interest outstanding	30,981,425
Net asset value per share outstanding	$ 12.17

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 15,151,138
Other	253,853
Total income	15,404,991
Expenses
Manager (See Note 3)	1,679,853
Distribution/Service—Service Class (See Note 3)	479,295
Professional fees	58,119
Custodian	24,738
Trustees	8,633
Shareholder communication	1,687
Miscellaneous	6,622
Total expenses	2,258,947
Net investment income (loss)	13,146,044
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(12,220,140)
Futures transactions	(1,953,863)
Net realized gain (loss)	(14,174,003)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	14,096,602
Futures contracts	1,026,675
Net change in unrealized appreciation (depreciation)	15,123,277
Net realized and unrealized gain (loss)	949,274
Net increase (decrease) in net assets resulting from operations	$ 14,095,318
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Bond Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 13,146,044	$ 17,635,047
Net realized gain (loss)	(14,174,003)	(99,034,005)
Net change in unrealized appreciation (depreciation)	15,123,277	(42,710,979)
Net increase (decrease) in net assets resulting from operations	14,095,318	(124,109,937)
Distributions to shareholders:
Initial Class	—	(5,913,796)
Service Class	—	(6,975,813)
Total distributions to shareholders	—	(12,889,609)
Capital share transactions:
Net proceeds from sales of shares	34,545,332	90,735,240
Net asset value of shares issued to shareholders in reinvestment of distributions	—	12,889,609
Cost of shares redeemed	(58,149,645)	(172,961,774)
Increase (decrease) in net assets derived from capital share transactions	(23,604,313)	(69,336,925)
Net increase (decrease) in net assets	(9,508,995)	(206,336,471)
Net Assets
Beginning of period	680,085,527	886,421,998
End of period	$670,576,532	$ 680,085,527
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 12.08	$ 14.43	$ 15.37	$ 14.57	$ 13.72	$ 14.31
Net investment income (loss) (a)	0.25	0.33	0.21	0.28	0.37	0.38
Net realized and unrealized gain (loss)	0.00‡	(2.42)	(0.42)	0.87	0.88	(0.53)
Total from investment operations	0.25	(2.09)	(0.21)	1.15	1.25	(0.15)
Less distributions:
From net investment income	—	(0.26)	(0.27)	(0.31)	(0.40)	(0.40)
From net realized gain on investments	—	—	(0.46)	(0.04)	—	(0.04)
Total distributions	—	(0.26)	(0.73)	(0.35)	(0.40)	(0.44)
Net asset value at end of period	$ 12.33	$ 12.08	$ 14.43	$ 15.37	$ 14.57	$ 13.72
Total investment return (b)	2.07%(c)	(14.47)%	(1.37)%	7.94%	9.12%	(1.00)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.00%††	2.53%	1.39%	1.83%	2.60%	2.76%
Net expenses (d)	0.52%††	0.53%	0.52%	0.53%	0.54%	0.53%
Portfolio turnover rate (e)	241%	474%	326%	255%	204%	148%
Net assets at end of period (in 000's)	$ 293,493	$ 292,815	$ 366,020	$ 412,053	$ 341,408	$ 307,682

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 199%, 438%, 194%, 241%, 197%, and 133% for the six months ended June 30, 2023 and for years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Bond Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Service Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 11.93	$ 14.25	$ 15.19	$ 14.41	$ 13.58	$ 14.16
Net investment income (loss) (a)	0.23	0.29	0.17	0.24	0.33	0.35
Net realized and unrealized gain (loss)	0.01	(2.39)	(0.41)	0.86	0.87	(0.53)
Total from investment operations	0.24	(2.10)	(0.24)	1.10	1.20	(0.18)
Less distributions:
From net investment income	—	(0.22)	(0.24)	(0.28)	(0.37)	(0.36)
From net realized gain on investments	—	—	(0.46)	(0.04)	—	(0.04)
Total distributions	—	(0.22)	(0.70)	(0.32)	(0.37)	(0.40)
Net asset value at end of period	$ 12.17	$ 11.93	$ 14.25	$ 15.19	$ 14.41	$ 13.58
Total investment return (b)	2.01%(c)	(14.68)%	(1.62)%	7.67%	8.85%	(1.25)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.75%††	2.26%	1.14%	1.57%	2.34%	2.53%
Net expenses (d)	0.77%††	0.78%	0.77%	0.78%	0.79%	0.78%
Portfolio turnover rate (e)	241%	474%	326%	255%	204%	148%
Net assets at end of period (in 000's)	$ 377,083	$ 387,271	$ 520,402	$ 530,338	$ 427,338	$ 323,100

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 199%, 438%, 194%, 241%, 197%, and 133% for the six months ended June 30, 2023 and for years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Bond Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 23, 1984
Service Class	June 4, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a

24	MainStay VP Bond Portfolio

framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds,
25

Notes to Financial Statements (Unaudited) (continued)
asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Portfolio's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Portfolio's procedures described above. The liquidity of the Portfolio's investments was determined as of June 30, 2023, and can change at any time. Illiquid investments as of June 30, 2023, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements.
The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

26	MainStay VP Bond Portfolio

(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2023, are shown in the Portfolio of Investments.
(H) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. During the six-month period ended June 30, 2023, the Portfolio invested in Dollar Rolls.
(I) Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Portfolio has sold a security it owns on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of June 30, 2023, are shown in the Portfolio of Investments.
(J) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise.
27

Notes to Financial Statements (Unaudited) (continued)
Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets.
(K) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on Secured Overnight Financing Rate ("SOFR") (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Portfolio's investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Portfolio.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Portfolio.
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio's securities as well as help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

28	MainStay VP Bond Portfolio

Fair value of derivative instruments as of June 30, 2023:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$1,115,740	$1,115,740
Total Fair Value	$1,115,740	$1,115,740

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(785,757)	$(785,757)
Total Fair Value	$(785,757)	$(785,757)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Transactions	$(1,953,863)	$(1,953,863)
Total Net Realized Gain (Loss)	$(1,953,863)	$(1,953,863)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$1,026,675	$1,026,675
Total Net Change in Unrealized Appreciation (Depreciation)	$1,026,675	$1,026,675

Average Notional Amount	Total
Futures Contracts Long	$ 80,690,819
Futures Contracts Short	$(47,926,689)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the
Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; 0.45% from $1 billion to $3 billion; and 0.44% in excess of $3 billion. During the six-month period ended June 30, 2023, the effective management fee rate was 0.49%.
During the six-month period ended June 30, 2023, New York Life Investments earned fees from the Portfolio in the amount of $1,679,853 and paid the Subadvisor fees of $839,927.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
29

Notes to Financial Statements (Unaudited) (continued)
Note 4-Federal Income Tax
As of June 30, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$675,264,355	$1,362,617	$(17,895,021)	$(16,532,404)
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $101,081,870, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$54,126	$46,956
During the year ended December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$12,889,609
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily
SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2023, purchases and sales of U.S. government securities were $1,078,541 and $1,108,507, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $560,571 and $578,990, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2023 and the year ended December 31, 2022, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	1,880,784	$ 23,243,434
Shares redeemed	(2,327,747)	(28,868,303)
Net increase (decrease)	(446,963)	$ (5,624,869)
Year ended December 31, 2022:
Shares sold	5,245,388	$ 67,757,317
Shares issued to shareholders in reinvestment of distributions	502,562	5,913,796
Shares redeemed	(6,872,142)	(89,940,899)
Net increase (decrease)	(1,124,192)	$(16,269,786)

30	MainStay VP Bond Portfolio

Service Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	926,688	$ 11,301,898
Shares redeemed	(2,396,321)	(29,281,342)
Net increase (decrease)	(1,469,633)	$(17,979,444)
Year ended December 31, 2022:
Shares sold	1,796,487	$ 22,977,923
Shares issued to shareholders in reinvestment of distributions	599,549	6,975,813
Shares redeemed	(6,472,414)	(83,020,875)
Net increase (decrease)	(4,076,378)	$(53,067,139)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Portfolio, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2023, events and transactions subsequent to June 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
31

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk. A Portfolio's liquidity risk is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The Board of Trustees of MainStay VP Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
32	MainStay VP Bond Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov .
33

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

2023 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5034655	MSVPB10-08/23
(NYLIAC) NI509

MainStay VP MacKay Government Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended June 30, 2023. Markets reacted positively to several developments – easing inflationary pressures and softening monetary policy – the most prominent among them.
At the start of the reporting period, high levels of inflation had already begun to show signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.06% in June 2022, the annualized U.S. inflation rate as measured by the Consumer Price Index fell to 6.41% in January 2023, and to 2.97% in June 2023, according to the most recent figures. At the same time, the Fed increased the benchmark federal funds rate, from 4.25%–4.50% at the beginning of the reporting period, to 5.00%–5.25% as of June 30, 2023. While the Fed signaled that further rate increases were likely in 2023, the Fed also appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a negative note, rising interest rates contributed to the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry, and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the S&P 500® Index’s strongest sector, followed by consumer discretionary. However, the communications services, utilities and energy sectors lost substantial ground as value-oriented stocks fell out of favor and oil prices declined, with financials and health care shares dipping more mildly. While international markets rose, they generally trailed the U.S. market, with developed international markets outperforming their emerging markets counterparts.
Corporate bond prices trended moderately higher amid high volatility, bolstered by positive inflationary and interest rate trends in the United States while constrained by banking industry turmoil. After years of low yields and tight credit spreads, the sector benefited from more attractive valuations and income opportunities. Markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. Long-term rates remained lower than short-term rates throughout the reporting period, a yield curve inversion that reminded investors of the uncertainties implicit in the current economic environment. U.S. Treasury bonds provided more modest gains, with the positive impact of declining inflation largely balanced by the negative impact of high consumer prices.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the long-term focus, unique perspectives and commitment to client service you expect.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	1/29/1993	1.87%	-2.10%	-0.04%	0.68%	0.56%
Service Class Shares	6/4/2003	1.74	-2.35	-0.29	0.43	0.81

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg U.S. Government Bond Index[2]	1.59%	-2.08%	0.46%	0.97%
Morningstar Intermediate Government Category Average[3]	1.66	-1.96	0.13	0.74

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Bloomberg U.S. Government Bond Index is the Portfolio’s primary benchmark. The Bloomberg U.S. Government Bond Index is a broad-based benchmark that consists of publicly issued debt of the U.S. Treasury and government agencies. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Government Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,018.70	$2.80	$1,022.02	$2.81	0.56%
Service Class Shares	$1,000.00	$1,017.40	$4.05	$1,020.78	$4.06	0.81%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP MacKay Government Portfolio

Portfolio Composition as of June 30, 2023 (Unaudited)
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2023 (excluding short-term investments) (Unaudited)
1.	UMBS, 30 Year, 2.00%-6.50%, due 7/1/39–11/1/51
2.	U.S. Treasury Notes, 0.375%-3.00%, due 4/30/24–2/15/30
3.	UMBS Pool, 30 Year, 2.00%-4.50%, due 6/1/46–5/1/53
4.	FREMF Mortgage Trust, 3.551%-4.472%, due 8/25/46–2/25/52
5.	GNMA, (zero coupon)-6.922%, due 6/16/37–2/20/52
6.	FNMA, (zero coupon)-3.50%, due 7/25/42–3/25/60
7.	FHLMC Gold Pools, 30 Year, 2.50%-6.50%, due 4/1/37–3/1/49
8.	U.S. Treasury Inflation Linked Notes, 0.125%, due 1/15/30–7/15/30
9.	UMBS, 20 Year, 2.00%-3.00%, due 10/1/32–7/1/41
10.	FNMA, Other, 2.50%-6.50%, due 4/1/25–6/1/57

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers, Steven H. Rich, Neil Moriarty III, Tom Musmanno, CFA, Michael DePalma and Zach Aronson of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay Government Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP MacKay Government Portfolio returned 1.87% for Initial Class shares and 1.74% for Service Class shares. Over the same period, both share classes outperformed the 1.59% return of the Bloomberg U.S. Government Bond Index (the "Index"), which is the Portfolio’s benchmark. Over the same period, both share classes also outperformed the 1.66% return of the Morningstar Intermediate Government Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
Duration,2 yield-curve3 posture, sector weighting and issue selection were the four factors primarily affecting the Portfolio’s performance relative to the Index. The Portfolio outperformed the Index due to gains from its yield advantage and duration posture, as well as its out-of-Index exposure to mortgage-backed securities. The Portfolio’s relative performance also benefited from low turnover and low cash levels. By staying fully invested and minimizing cash, the Portfolio preserved yield.
Duration and yield-curve posture: U.S. Treasury yields rose an average of 19 basis points across the yield curve. (A basis point is one one-hundredth of a percentage point.) The yield shift was not uniform along the curve, as yields rose more in shorter maturities and less in longer maturities. Much of the uneven shift along the yield curve was explained by the response of the Federal Reserve (the “Fed”) to inflation: shorter-maturity Treasury yields were more reactive to tighter monetary policy, while smaller increases in longer rates signaled confidence that the Fed’s actions would prove disinflationary. The relative performance of the Portfolio benefited from the backdrop of rising yields. The Portfolio’s shorter duration made it less sensitive than the Index, and longer-duration peers, to changes in Treasury yields.
Sector weighting: Residential mortgage-backed securities, some backed by single-family properties and others backed by multifamily properties, represented the Portfolio’s largest sector exposure. Our commitment to the mortgage sector imparted a yield advantage over lower-yielding Treasury securities and agency debentures. The reporting period’s interest-rate volatility, however, chipped away at the yield advantage of the single-family mortgage-backed securities. Securities backed by mortgages on multifamily properties, in contrast, were more volatility-resistant as a result of their prepayment protection.
What was the Portfolio’s duration strategy during the reporting period?
The Portfolio ended the reporting period with a duration of 5.4 years, 0.1 year shorter than at the beginning of the reporting period. The Portfolio’s duration typically lengthens as Treasury yields rise because of its exposure to single-family residential mortgage-backed securities. Mortgage rates move directionally with Treasury rates. Higher mortgage rates reduce refinancing opportunities and, in turn, slow prepayments. During the reporting period, we offset the mortgage extension by trimming the Portfolio’s Treasury futures position and by swapping some of the Portfolio’s assets from mortgage passthroughs into collateralized mortgage obligations (CMOs) with shorter durations and more stable cash-flow patterns.
The Index is composed primarily (97%) of U.S. Treasury securities, and the Index’s constituents are well distributed across the yield curve. As the yield curve flattened during the reporting period—yields of short- and intermediate-maturity Treasury securities rose while long-maturity yields fell—the Index’s duration lengthened from 6.0 years to 6.1 years.
As noted earlier, the Portfolio was advantaged by maintaining a shorter duration than the Index.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
The Portfolio’s commitment to agency multifamily mortgage-backed securities made a positive contribution to absolute performance during the reporting period. (Contributions take weightings and total returns into account.) Agency multifamily mortgage-backed securities are backed by FNMA or FHMLC mortgages on larger, multifamily developments and apartment buildings. Multifamily mortgages are typically not freely prepayable like single-family mortgages. Consequently, they amortize more slowly. Investors crossed over to multifamily from single family, attracted to the more stable cash-flow profiles offered by securities backed by mortgages on multifamily properties. As a result, multifamily mortgage-backed securities outperformed comparable-duration single-family mortgage-backed passthroughs.
CMOs outperformed comparable-duration single-family mortgage passthroughs. CMO cash-flow profiles are more stable than those of mortgage passthroughs. In turn, CMOs withstood the reporting period’s interest-rate volatility better than mortgage passthroughs. Within the CMO sector, the Portfolio’s interest-only structures

1.	See page 5 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
8	MainStay VP MacKay Government Portfolio

performed well. Interest-only structures benefit from slower mortgage prepayment speeds. Slower speeds were a hallmark of the reporting period against the backdrop of higher mortgage rates.
Among the Portfolio’s weaker performers were securitizations of 15-year residential mortgages. In prior reporting periods, residential mortgage passthroughs backed by 15-year loan terms outperformed. The outperformance of the 15-year collateral paused during the current reporting period, allowing the 30-year collateral to catch up.
Treasury futures also produced weak performance. The negative price impact of rising Treasury yields weighed on the returns of the Portfolio’s Treasury futures positions.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, we funded the Portfolio’s increased allocation to CMOs by reinvesting principal paydowns from mortgage-backed passthroughs. The trade expressed our preference for structured mortgage cash-flows. As a byproduct of these trades, the Portfolio’s exposure to GNMA mortgages rose and the exposure to FNMA mortgages fell.
The Portfolio’s exposure to securitizations of small business administration (SBA) loans fell modestly during the reporting period as we redeployed the sector’s principal paydowns elsewhere.
All other sector exposures were stable during the reporting period.
How was the Portfolio positioned at the end of the reporting period?
Relative to the Index, the Portfolio ended the reporting period with underweight exposure to U.S. Treasury securities; equivalently weighted to agency debentures; and with overweight exposure to agency residential mortgage-backed securities (both single-family and multifamily) and taxable municipals. The Portfolio also held modestly overweight exposure to asset-backed securities and non-agency mortgage-backed securities. The Portfolio ended the reporting period with approximately 1.0% of net assets in cash and cash equivalents.
The Portfolio benefits from the longer-term advantages of yield. The Portfolio derives its higher yield primarily from two sources: (a) the majority of its assets are invested in government-related securities that trade at a positive yield spread to Treasury securities, and (b) the majority of the Portfolio’s assets are positioned in short- and intermediate-maturity securities that, under the current inverted structure of the Treasury yield curve, are higher yielding than longer-duration securities. As of June 30, 2023, the Portfolio held a 52-basis-point annualized yield advantage over the Index, compared with a 64-basis-point yield advantage at the beginning of the reporting period. The narrowing of the yield advantage is explained by yields of mortgage-backed securities (the Portfolio’s largest sector) rising more slowly than comparable-duration Treasury yields over the prior six months.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2023†^(Unaudited)
	Principal Amount	Value
Long-Term Bonds 98.6%
Asset-Backed Securities 2.1%
Other Asset-Backed Securities 2.1%
FirstEnergy Ohio PIRB Special Purpose Trust
Series 2013-1, Class A3
3.45%, due 1/15/36	$ 423,634	$ 389,410
PSNH Funding LLC 3
Series 2018-1, Class A1
3.094%, due 2/1/26	68,534	68,060
United States Small Business Administration
Series 2012-20L, Class 1
1.93%, due 12/1/32	198,376	176,986
Series 2014-20H, Class 1
2.88%, due 8/1/34	241,423	222,115
Series 2015-20G, Class 1
2.88%, due 7/1/35	666,599	615,544
Series 2014-20I, Class 1
2.92%, due 9/1/34	257,881	237,531
Series 2014-20C, Class 1
3.21%, due 3/1/34	438,351	409,198
Series 2018-20B, Class 1
3.22%, due 2/1/38	1,121,872	1,034,665
Series 2018-20D, Class 1
3.31%, due 4/1/38	1,444,777	1,334,444
Total Asset-Backed Securities (Cost $4,995,812)		4,487,953
Corporate Bonds 1.5%
Electric 1.5%
Duke Energy Florida Project Finance LLC
Series 2026
2.538%, due 9/1/29	1,749,303	1,586,605
PG&E Energy Recovery Funding LLC
Series A-1
1.46%, due 7/15/31	1,760,294	1,520,309
		3,106,914
Total Corporate Bonds (Cost $3,504,914)		3,106,914
Mortgage-Backed Securities 24.6%
Agency (Collateralized Mortgage Obligations) 11.3%
FHLMC
REMIC, Series 5038, Class SA
(zero coupon) (SOFR 30A + 4.10%), due 11/25/50 (a)(b)	2,195,825	100,491
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
FHLMC (continued)
REMIC, Series 5057, Class SH
0.683% (SOFR 30A + 5.75%), due 12/25/50 (a)(b)	$ 785,598	$ 90,106
REMIC, Series 5019, Class PL
1.00%, due 10/25/50	611,931	451,250
REMIC, Series 5149, Class LI
2.50%, due 10/25/51 (a)	1,768,036	223,084
REMIC, Series 4913, Class UA
3.00%, due 3/15/49	293,521	262,556
REMIC, Series 4908, Class BD
3.00%, due 4/25/49	981,213	871,338
REMIC, Series 5013, Class DI
3.00%, due 9/25/50 (a)	1,554,447	277,760
REMIC, Series 5023, Class LI
3.00%, due 10/25/50 (a)	549,609	88,949
REMIC, Series 5094, Class IP
3.00%, due 4/25/51 (a)	597,343	91,095
REMIC, Series 5155, Class KI
3.00%, due 10/25/51 (a)	1,513,830	208,797
REMIC, Series 5160
3.00%, due 10/25/51 (a)	710,194	83,637
REMIC, Series 4888, Class BA
3.50%, due 9/15/48	127,218	118,326
REMIC, Series 4877, Class AT
3.50%, due 11/15/48	139,553	129,103
REMIC, Series 4877, Class BE
3.50%, due 11/15/48	195,600	180,868
FNMA
REMIC, Series 2022-3, Class YS
(zero coupon) (SOFR 30A + 2.55%), due 2/25/52 (a)(b)	3,595,496	40,242
REMIC, Series 2022-10, Class SA
0.683% (SOFR 30A + 5.75%), due 2/25/52 (a)(b)	1,096,703	133,174
REMIC, Series 2016-19, Class SD
0.95% (1 Month LIBOR + 6.10%), due 4/25/46 (a)(b)	2,907,612	202,707
REMIC, Series 2020-74, Class DA
1.00%, due 10/25/50	545,808	396,673
REMIC, Series 2020-63, Class B
1.25%, due 9/25/50	228,564	175,535
REMIC, Series 2012-124, Class PG
2.00%, due 7/25/42	672,204	589,494
REMIC, Series 2021-53, Class GI
3.00%, due 7/25/48 (a)	1,840,664	275,822
REMIC, Series 2019-13, Class PE
3.00%, due 3/25/49	196,170	175,759

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP MacKay Government Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FNMA (continued)
REMIC, Series 2019-58, Class LP
3.00%, due 10/25/49	$ 426,011	$ 377,006
REMIC, Series 2019-77, Class LZ
3.00%, due 1/25/50	1,756,304	1,555,943
REMIC, Series 2021-13, Class BI
3.00%, due 2/25/50 (a)	1,010,178	163,382
REMIC, Series 2021-85, Class BI
3.00%, due 12/25/51 (a)	1,438,780	232,309
REMIC, Series 2020-10, Class LP
3.50%, due 3/25/50	1,388,686	1,273,368
REMIC, Series 2021-6, Class MC
3.50%, due 6/25/50	1,306,681	1,205,305
REMIC, Series 2021-6, Class ML
3.50%, due 6/25/50	683,339	619,609
REMIC, Series 2021-12, Class GC
3.50%, due 7/25/50	1,018,512	909,092
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	1,367,333	1,256,819
FNMA, Strips (a)
REMIC, Series 427, Class C77
2.50%, due 9/25/51	1,410,096	206,812
REMIC, Series 360, Class 2
5.00%, due 8/25/35	36,429	6,007
REMIC, Series 361, Class 2
6.00%, due 10/25/35	8,590	1,710
GNMA
REMIC, Series 2010-151, Class KO
(zero coupon), due 6/16/37	503,329	454,722
REMIC, Series 2021-213, Class ES
(zero coupon) (SOFR 30A + 1.70%), due 12/20/51 (a)(b)	5,493,749	46,246
REMIC, Series 2020-34, Class SC
0.893% (1 Month LIBOR + 6.05%), due 3/20/50 (a)(b)	953,819	101,662
REMIC, Series 2020-146, Class YK
1.00%, due 10/20/50	1,382,647	1,048,846
REMIC, Series 2021-78, Class LA
1.00%, due 5/20/51	606,994	459,417
REMIC, Series 2021-91, Class MF
1.00%, due 5/20/51	309,032	233,605
REMIC, Series 2020-146, Class SA
1.143% (1 Month LIBOR + 6.30%), due 10/20/50 (a)(b)	909,412	111,700
REMIC, Series 2021-57, Class SD
1.143% (1 Month LIBOR + 6.30%), due 3/20/51 (a)(b)	1,277,155	150,512
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2021-57, Class AI
2.00%, due 2/20/51 (a)	$ 2,426,386	$ 242,228
REMIC, Series 2021-57, Class IN
2.00%, due 2/20/51 (a)	411,263	42,361
REMIC, Series 2014-63, Class PG
2.50%, due 7/20/43	470,897	437,919
REMIC, Series 2019-159, Class P
2.50%, due 9/20/49	636,426	551,655
REMIC, Series 2023-19
2.50%, due 2/20/51 (a)	1,707,431	225,705
REMIC, Series 2021-188
2.50%, due 10/20/51 (a)	1,468,722	219,236
REMIC, Series 2019-3, Class A
3.00%, due 4/20/48	78,447	73,339
REMIC, Series 2019-59, Class KA
3.00%, due 12/20/48	370,671	332,640
REMIC, Series 2021-98, Class IN
3.00%, due 6/20/51 (a)	547,818	93,935
REMIC, Series 2021-139, Class IA
3.00%, due 8/20/51 (a)	2,812,004	433,401
REMIC, Series 2021-158, Class NI
3.00%, due 9/20/51 (a)	1,506,186	222,640
REMIC, Series 2022-206, Class CN
3.00%, due 2/20/52	1,202,412	1,049,905
REMIC, Series 2019-92, Class GF
3.50% (1 Month LIBOR + 0.69%), due 7/20/49 (b)	319,721	284,175
REMIC, Series 2019-97, Class FG
3.50% (1 Month LIBOR + 0.69%), due 8/20/49 (b)	663,785	590,089
REMIC, Series 2019-110, Class FG
3.50% (1 Month LIBOR + 0.65%), due 9/20/49 (b)	231,007	202,756
REMIC, Series 2019-128, Class KF
3.50% (1 Month LIBOR + 0.65%), due 10/20/49 (b)	345,260	306,930
REMIC, Series 2019-128, Class YF
3.50% (1 Month LIBOR + 0.65%), due 10/20/49 (b)	451,218	400,988
REMIC, Series 2021-175, Class DF
3.50% (SOFR 30A + 0.25%), due 10/20/51 (b)	1,888,773	1,659,884
REMIC, Series 2023-59, Class YC
6.922%, due 9/20/51 (c)	628,871	691,957
		23,642,581
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 12.7%
Arbor Multifamily Mortgage Securities Trust (d)
Series 2021-MF3, Class A5
2.575%, due 10/15/54	$ 3,000,000	$ 2,455,251
Series 2022-MF4, Class A5
3.403%, due 2/15/55 (e)	2,000,000	1,733,718
BXP Trust
Series 2017-GM, Class A
3.379%, due 6/13/39 (d)	1,750,000	1,567,724
FREMF Mortgage Trust (d)(e)
REMIC, Series 2013-K33, Class B
3.551%, due 8/25/46	933,000	929,248
REMIC, Series 2019-K103, Class B
3.574%, due 12/25/51	2,144,000	1,892,914
REMIC, Series 2020-K104, Class C
3.663%, due 2/25/52	1,200,000	1,044,906
REMIC, Series 2016-K59, Class B
3.70%, due 11/25/49	500,000	465,522
REMIC, Series 2015-K49, Class C
3.849%, due 10/25/48	500,000	473,759
REMIC, Series 2016-K58, Class B
3.866%, due 9/25/49	1,000,000	939,643
REMIC, Series 2017-K71, Class B
3.88%, due 11/25/50	1,935,000	1,780,035
REMIC, Series 2014-K41, Class B
3.964%, due 11/25/47	2,700,000	2,614,569
REMIC, Series 2016-K54, Class B
4.191%, due 4/25/48	695,000	661,624
REMIC, Series 2013-K35, Class B
4.192%, due 12/25/46	1,925,000	1,914,613
REMIC, Series 2014-K40, Class B
4.199%, due 11/25/47	1,645,000	1,598,985
REMIC, Series 2018-K78, Class C
4.267%, due 6/25/51	712,000	656,097
REMIC, Series 2016-K55, Class B
4.301%, due 4/25/49	1,570,000	1,494,681
REMIC, Series 2014-K38, Class B
4.375%, due 6/25/47	2,000,000	1,961,383
REMIC, Series 2019-K87, Class C
4.472%, due 1/25/51	1,500,000	1,385,355
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (d)	1,265,000	1,027,021
		26,597,048
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) 0.6%
Citigroup Mortgage Loan Trust
Series 2006-AR6, Class 1A1
3.938%, due 8/25/36 (e)	$ 49,245	$ 43,309
J.P. Morgan Mortgage Trust
Series 2021-LTV2, Class A1
2.519%, due 5/25/52 (c)(d)	1,282,596	1,031,225
Seasoned Loans Structured Transaction
Series 2019-1, Class A1
3.50%, due 5/25/29	231,222	217,212
		1,291,746
Total Mortgage-Backed Securities (Cost $58,086,033)		51,531,375
Municipal Bonds 2.8%
New Jersey 1.2%
New Jersey Turnpike Authority Revenue Bonds
Series A
7.102%, due 1/1/41	2,000,000	2,441,287
New York 1.6%
New York State Thruway Authority Revenue Bonds
Series M
2.90%, due 1/1/35	4,000,000	3,388,837
Total Municipal Bonds (Cost $7,326,365)		5,830,124
U.S. Government & Federal Agencies 67.6%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 15.6%
FHLMC Gold Pools, 30 Year
2.50%, due 8/1/46	558,748	481,453
3.00%, due 2/1/46	946,979	855,859
3.00%, due 4/1/47	1,028,082	921,099
3.50%, due 1/1/44	242,293	227,110
3.50%, due 1/1/48	938,892	867,489
4.00%, due 7/1/44	533,975	514,003
4.00%, due 12/1/46	363,302	347,670
4.00%, due 10/1/48	448,600	428,190
4.00%, due 3/1/49	183,788	174,467
4.50%, due 12/1/44	742,006	733,599
5.00%, due 11/1/41	561,622	566,286
6.50%, due 4/1/37	19,220	20,277

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay Government Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
FHLMC Gold Pools, Other
4.50%, due 3/1/41	$ 107,694	$ 106,215
Tennessee Valley Authority
4.65%, due 6/15/35	4,395,000	4,437,923
UMBS Pool, 15 Year
2.00%, due 6/1/35	646,791	574,773
2.50%, due 9/1/34	208,215	191,118
UMBS Pool, 30 Year
2.00%, due 7/1/50	2,649,354	2,178,777
2.00%, due 7/1/50	855,740	703,787
2.00%, due 8/1/50	1,237,234	1,017,871
2.00%, due 8/1/50	18,518	15,353
2.00%, due 8/1/50	1,759,023	1,446,496
2.00%, due 9/1/50	861,180	708,451
2.00%, due 11/1/50	1,562,931	1,285,167
2.50%, due 3/1/50	879,313	750,463
2.50%, due 7/1/50	1,489,945	1,272,537
2.50%, due 10/1/50	136,668	116,856
2.50%, due 1/1/51	332,737	283,699
2.50%, due 2/1/51	2,079,205	1,776,581
2.50%, due 5/1/51	1,147,455	979,733
3.00%, due 6/1/46	494,609	443,402
3.00%, due 8/1/49	902,224	801,499
3.00%, due 9/1/49	156,721	138,959
3.00%, due 11/1/49	505,494	451,398
3.00%, due 1/1/52	3,430,575	3,024,390
3.00%, due 4/1/52	991,522	873,504
3.50%, due 1/1/50	903,338	832,437
4.00%, due 5/1/52	936,295	878,790
4.50%, due 11/1/52	616,529	592,813
4.50%, due 5/1/53	748,839	720,020
		32,740,514
Federal National Mortgage Association (Mortgage Pass-Through Securities) 29.1%
FNMA, Other
2.50%, due 1/1/57	584,081	495,419
2.68%, due 5/1/25	1,959,243	1,865,115
2.73%, due 4/1/25	1,025,000	977,337
3.00%, due 9/1/46	409,455	352,908
3.00%, due 10/1/46	423,405	374,366
3.00%, due 10/1/48	8,074	7,057
3.00%, due 2/1/57	451,502	393,596
3.00%, due 6/1/57	512,928	452,799
6.00%, due 4/1/37	4,842	4,903
6.50%, due 8/1/47	8,065	8,263
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 15 Year
2.00%, due 6/1/35	$ 1,172,721	$ 1,045,725
UMBS, 20 Year
2.00%, due 5/1/41	2,049,748	1,744,797
2.50%, due 6/1/41	1,683,533	1,464,126
2.50%, due 7/1/41	1,776,126	1,556,727
3.00%, due 10/1/32	276,816	258,876
UMBS, 30 Year
2.00%, due 6/1/50	1,397,511	1,149,756
2.00%, due 10/1/50	1,649,949	1,356,574
2.00%, due 3/1/51	2,064,621	1,697,370
2.50%, due 1/1/47	1,487,970	1,279,882
2.50%, due 9/1/49	1,304,320	1,114,035
2.50%, due 3/1/50	404,371	347,190
2.50%, due 3/1/50	1,003,865	856,572
2.50%, due 3/1/50	974,937	831,886
2.50%, due 4/1/50	1,801,503	1,547,302
2.50%, due 5/1/50	3,092,613	2,638,864
2.50%, due 7/1/50	1,476,401	1,261,140
2.50%, due 8/1/50	1,815,615	1,550,364
2.50%, due 8/1/50	2,100,540	1,805,055
2.50%, due 9/1/50	2,226,804	1,916,204
2.50%, due 10/1/50	1,611,824	1,376,316
2.50%, due 11/1/50	2,260,046	1,946,372
2.50%, due 1/1/51	1,714,764	1,463,160
2.50%, due 4/1/51	1,415,754	1,216,290
3.00%, due 10/1/44	864,642	781,080
3.00%, due 3/1/47	489,509	438,073
3.00%, due 12/1/47	610,749	546,778
3.00%, due 10/1/49	562,530	498,850
3.00%, due 3/1/50	865,591	767,381
3.00%, due 3/1/50	936,108	830,229
3.00%, due 5/1/50	799,712	707,771
3.00%, due 7/1/50	1,481,729	1,314,136
3.00%, due 11/1/51	2,513,358	2,215,787
3.50%, due 11/1/44	384,081	359,596
3.50%, due 3/1/45	429,685	399,971
3.50%, due 8/1/46	290,300	269,993
3.50%, due 10/1/47	186,742	172,347
3.50%, due 2/1/48	100,273	92,543
3.50%, due 8/1/49	517,081	479,339
3.50%, due 9/1/50	1,650,932	1,548,496
4.00%, due 1/1/46	382,008	367,302
4.00%, due 9/1/47	148,012	141,484
4.00%, due 7/1/48	377,802	360,201
4.00%, due 8/1/48	1,903,569	1,813,185
4.00%, due 9/1/48	330,351	315,511
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
4.00%, due 4/1/49	$ 94,752	$ 90,297
4.00%, due 3/1/50	706,318	671,655
4.50%, due 2/1/41	1,289,081	1,273,007
4.50%, due 4/1/41	3,116,957	3,078,086
4.50%, due 8/1/42	505,554	499,249
4.50%, due 8/1/44	583,443	576,166
5.00%, due 9/1/41	1,116,133	1,124,116
5.00%, due 10/1/41	872,659	878,871
5.50%, due 7/1/41	1,629,401	1,667,672
6.00%, due 7/1/39	365,602	379,613
6.50%, due 10/1/39	66,720	69,200
		61,084,331
Government National Mortgage Association (Mortgage Pass-Through Securities) 0.6%
GNMA II, Other
2.50%, due 1/20/50	252,410	214,793
2.50%, due 2/20/50	67,382	57,340
2.50%, due 4/20/50	85,958	73,147
2.50%, due 6/20/50	387,728	326,106
GNMA II, Single Family, 30 Year
4.00%, due 11/20/49	349,180	331,327
4.50%, due 7/20/49	282,244	275,055
		1,277,768
United States Treasury Bonds 1.7%
U.S. Treasury Bonds
3.00%, due 5/15/45	2,790,000	2,356,351
4.375%, due 11/15/39	1,200,000	1,270,500
		3,626,851
United States Treasury Inflation - Indexed Notes 2.4%
U.S. Treasury Inflation Linked Notes (f)
0.125%, due 1/15/30	3,266,107	2,929,162
0.125%, due 7/15/30	2,390,064	2,142,888
		5,072,050
United States Treasury Notes 18.2%
U.S. Treasury Notes
0.375%, due 4/30/25	5,000,000	4,600,391
1.375%, due 10/31/28	5,400,000	4,698,000
1.50%, due 2/15/30	13,865,000	11,875,156
2.25%, due 4/30/24	2,250,000	2,191,904
2.375%, due 8/15/24	1,695,000	1,640,243
	Principal Amount	Value

United States Treasury Notes (continued)
U.S. Treasury Notes (continued)
2.625%, due 1/31/26	$ 5,900,000	$ 5,614,910
3.00%, due 10/31/25	7,805,000	7,506,825
		38,127,429
Total U.S. Government & Federal Agencies (Cost $162,504,062)		141,928,943
Total Long-Term Bonds (Cost $236,417,186)		206,885,309

	Shares
Short-Term Investments 1.4%
Affiliated Investment Company 0.8%
MainStay U.S. Government Liquidity Fund, 5.06% (g)	1,658,152	1,658,152

	Principal Amount

U.S. Treasury Debt 0.6%
U.S. Treasury Bills (h)
5.227%, due 11/2/23	$ 500,000	491,184
5.24%, due 9/28/23	845,000	834,463
Total U.S. Treasury Debt (Cost $1,325,365)		1,325,647
Total Short-Term Investments (Cost $2,983,517)		2,983,799
Total Investments (Cost $239,400,703)	100.0%	209,869,108
Other Assets, Less Liabilities	0.0‡	72,798
Net Assets	100.0%	$ 209,941,906

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2023.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay Government Portfolio

(c)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2023.
(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(e)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2023.
(f)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(g)	Current yield as of June 30, 2023.
(h)	Interest rate shown represents yield to maturity.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 844	$ 16,572	$ (15,758)	$ —	$ —	$ 1,658	$ 19	$ —	1,658
Futures Contracts
As of June 30, 2023, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 10 Year Notes	19	September 2023	$ 2,168,270	$ 2,133,047	$ (35,223)
U.S. Treasury 10 Year Ultra Bonds	37	September 2023	4,422,452	4,382,187	(40,265)
Net Unrealized Depreciation					$ (75,488)

1.	As of June 30, 2023, cash in the amount of $154,600 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2023.
Abbreviation(s):
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FREMF—Freddie Mac Multifamily
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
UMBS—Uniform Mortgage Backed Securities
The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 4,487,953	$ —	$ 4,487,953
Corporate Bonds	—	3,106,914	—	3,106,914
Mortgage-Backed Securities	—	51,531,375	—	51,531,375
Municipal Bonds	—	5,830,124	—	5,830,124
U.S. Government & Federal Agencies	—	141,928,943	—	141,928,943
Total Long-Term Bonds	—	206,885,309	—	206,885,309
Short-Term Investments
Affiliated Investment Company	1,658,152	—	—	1,658,152
U.S. Treasury Debt	—	1,325,647	—	1,325,647
Total Short-Term Investments	1,658,152	1,325,647	—	2,983,799
Total Investments in Securities	$ 1,658,152	$ 208,210,956	$ —	$ 209,869,108
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (75,488)	$ —	$ —	$ (75,488)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay Government Portfolio

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $237,742,551)	$208,210,956
Investment in affiliated investment companies, at value (identified cost $1,658,152)	1,658,152
Cash collateral on deposit at broker for futures contracts	154,600
Receivables:
Interest	908,064
Portfolio shares sold	136,528
Variation margin on futures contracts	13,740
Other assets	2,588
Total assets	211,084,628
Liabilities
Payables:
Investment securities purchased	719,236
Portfolio shares redeemed	244,237
Manager (See Note 3)	86,505
NYLIFE Distributors (See Note 3)	36,210
Professional fees	27,227
Shareholder communication	14,268
Custodian	8,909
Accrued expenses	6,130
Total liabilities	1,142,722
Net assets	$209,941,906
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 21,998
Additional paid-in-capital	240,078,535
240,100,533
Total distributable earnings (loss)	(30,158,627)
Net assets	$209,941,906
Initial Class
Net assets applicable to outstanding shares	$ 34,175,722
Shares of beneficial interest outstanding	3,550,824
Net asset value per share outstanding	$ 9.62
Service Class
Net assets applicable to outstanding shares	$175,766,184
Shares of beneficial interest outstanding	18,446,718
Net asset value per share outstanding	$ 9.53

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Interest	$3,073,872
Dividends-affiliated	19,173
Securities lending, net	97
Total income	3,093,142
Expenses
Manager (See Note 3)	532,466
Distribution/Service—Service Class (See Note 3)	223,230
Professional fees	35,677
Custodian	19,329
Trustees	2,844
Miscellaneous	1,434
Total expenses	814,980
Net investment income (loss)	2,278,162
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(710,363)
Futures transactions	10,157
Net realized gain (loss)	(700,206)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	2,307,507
Futures contracts	(61,314)
Net change in unrealized appreciation (depreciation)	2,246,193
Net realized and unrealized gain (loss)	1,545,987
Net increase (decrease) in net assets resulting from operations	$3,824,149
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP MacKay Government Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,278,162	$ 4,475,430
Net realized gain (loss)	(700,206)	(4,157,083)
Net change in unrealized appreciation (depreciation)	2,246,193	(34,055,749)
Net increase (decrease) in net assets resulting from operations	3,824,149	(33,737,402)
Distributions to shareholders:
Initial Class	—	(711,147)
Service Class	—	(3,018,585)
Total distributions to shareholders	—	(3,729,732)
Capital share transactions:
Net proceeds from sales of shares	10,168,475	21,581,852
Net asset value of shares issued to shareholders in reinvestment of distributions	—	3,729,732
Cost of shares redeemed	(18,744,101)	(96,041,715)
Increase (decrease) in net assets derived from capital share transactions	(8,575,626)	(70,730,131)
Net increase (decrease) in net assets	(4,751,477)	(108,197,265)
Net Assets
Beginning of period	214,693,383	322,890,648
End of period	$209,941,906	$ 214,693,383
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.45	$ 10.87	$ 11.21	$ 10.84	$ 10.49	$ 10.78
Net investment income (loss) (a)	0.11	0.20	0.13	0.17	0.25	0.26
Net realized and unrealized gain (loss)	0.06	(1.43)	(0.30)	0.36	0.32	(0.27)
Total from investment operations	0.17	(1.23)	(0.17)	0.53	0.57	(0.01)
Less distributions:
From net investment income	—	(0.19)	(0.17)	(0.16)	(0.22)	(0.28)
Net asset value at end of period	$ 9.62	$ 9.45	$ 10.87	$ 11.21	$ 10.84	$ 10.49
Total investment return (b)	1.80%(c)	(11.29)%	(1.50)%	4.97%	5.42%	(0.06)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.35%††	1.92%	1.15%	1.50%	2.35%	2.44%
Net expenses (d)	0.56%††	0.56%	0.55%	0.56%	0.57%	0.57%
Portfolio turnover rate	3%	17%(e)	69%(e)	77%(e)	30%	92%(e)
Net assets at end of period (in 000's)	$ 34,176	$ 34,601	$ 83,838	$ 107,954	$ 51,698	$ 52,552

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 13%, 37%, 53% and 80% for the years ended December 31, 2022, 2021, 2020 and 2018, respectively.

	Six months ended June 30, 2023*	Year Ended December 31,
Service Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.37	$ 10.77	$ 11.10	$ 10.74	$ 10.41	$ 10.69
Net investment income (loss) (a)	0.10	0.17	0.10	0.14	0.22	0.23
Net realized and unrealized gain (loss)	0.06	(1.41)	(0.29)	0.37	0.31	(0.26)
Total from investment operations	0.16	(1.24)	(0.19)	0.51	0.53	(0.03)
Less distributions:
From net investment income	—	(0.16)	(0.14)	(0.15)	(0.20)	(0.25)
Net asset value at end of period	$ 9.53	$ 9.37	$ 10.77	$ 11.10	$ 10.74	$ 10.41
Total investment return (b)	1.71%(c)	(11.51)%	(1.74)%	4.70%	5.15%	(0.31)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.10%††	1.72%	0.94%	1.29%	2.09%	2.19%
Net expenses (d)	0.81%††	0.81%	0.80%	0.80%	0.82%	0.82%
Portfolio turnover rate	3%	17%(e)	69%(e)	77%(e)	30%	92%(e)
Net assets at end of period (in 000's)	$ 175,766	$ 180,093	$ 239,053	$ 281,054	$ 200,869	$ 159,575

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 13%, 37%, 53% and 80% for the years ended December 31, 2022, 2021, 2020 and 2018, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP MacKay Government Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Government Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Service Class	June 4, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek current income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a

21

Notes to Financial Statements (Unaudited) (continued)
framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each

22	MainStay VP MacKay Government Portfolio

valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
23

Notes to Financial Statements (Unaudited) (continued)
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2023, are shown in the Portfolio of Investments.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2023, the Portfolio did not have any portfolio securities on loan.
(I) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. During the six-month period ended June 30, 2023, the Portfolio did not invest in Dollar Rolls.
(J) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry

24	MainStay VP MacKay Government Portfolio

or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
(K) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on Secured Overnight Financing Rate ("SOFR") (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Portfolio's investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Portfolio.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Portfolio.
(L) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.
25

Notes to Financial Statements (Unaudited) (continued)
Fair value of derivative instruments as of June 30, 2023:
Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(75,488)	$(75,488)
Total Fair Value	$(75,488)	$(75,488)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Transactions	$10,157	$10,157
Total Net Realized Gain (Loss)	$10,157	$10,157

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(61,314)	$(61,314)
Total Net Change in Unrealized Appreciation (Depreciation)	$(61,314)	$(61,314)

Average Notional Amount	Total
Futures Contracts Long	$7,323,638
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated
Subadvisory Agreement between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. During the six-month period ended June 30, 2023, the effective management fee rate was 0.50%.
During the six-month period ended June 30, 2023, New York Life Investments earned fees from the Portfolio in the amount of $532,466 and paid the Subadvisor in the amount of $266,233.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

26	MainStay VP MacKay Government Portfolio

Note 4-Federal Income Tax
As of June 30, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$239,500,131	$224,177	$(29,855,200)	$(29,631,023)
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $6,548,391, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,811	$4,737
During the year ended December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$3,729,732
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily
SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2023, purchases and sales of U.S. government securities were $0 and $879, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $6,144 and $12,398, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2023 and the year ended December 31, 2022, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	116,718	$ 1,129,648
Shares redeemed	(228,017)	(2,207,844)
Net increase (decrease)	(111,299)	$ (1,078,196)
Year ended December 31, 2022:
Shares sold	633,685	$ 6,612,982
Shares issued to shareholders in reinvestment of distributions	77,120	711,147
Shares redeemed	(4,760,615)	(47,828,335)
Net increase (decrease)	(4,049,810)	$(40,504,206)

27

Notes to Financial Statements (Unaudited) (continued)
Service Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	946,185	$ 9,038,827
Shares redeemed	(1,729,324)	(16,536,257)
Net increase (decrease)	(783,139)	$ (7,497,430)
Year ended December 31, 2022:
Shares sold	1,512,996	$ 14,968,870
Shares issued to shareholders in reinvestment of distributions	330,073	3,018,585
Shares redeemed	(4,818,836)	(48,213,380)
Net increase (decrease)	(2,975,767)	$(30,225,925)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Portfolio, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2023, events and transactions subsequent to June 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
28	MainStay VP MacKay Government Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk. A Portfolio's liquidity risk is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The Board of Trustees of MainStay VP Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
29

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
30	MainStay VP MacKay Government Portfolio

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

2023 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5035076	MSVPG10-08/23
(NYLIAC) NI519

MainStay VP Indexed Bond Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended June 30, 2023. Markets reacted positively to several developments – easing inflationary pressures and softening monetary policy – the most prominent among them.
At the start of the reporting period, high levels of inflation had already begun to show signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.06% in June 2022, the annualized U.S. inflation rate as measured by the Consumer Price Index fell to 6.41% in January 2023, and to 2.97% in June 2023, according to the most recent figures. At the same time, the Fed increased the benchmark federal funds rate, from 4.25%–4.50% at the beginning of the reporting period, to 5.00%–5.25% as of June 30, 2023. While the Fed signaled that further rate increases were likely in 2023, the Fed also appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a negative note, rising interest rates contributed to the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry, and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the S&P 500® Index’s strongest sector, followed by consumer discretionary. However, the communications services, utilities and energy sectors lost substantial ground as value-oriented stocks fell out of favor and oil prices declined, with financials and health care shares dipping more mildly. While international markets rose, they generally trailed the U.S. market, with developed international markets outperforming their emerging markets counterparts.
Corporate bond prices trended moderately higher amid high volatility, bolstered by positive inflationary and interest rate trends in the United States while constrained by banking industry turmoil. After years of low yields and tight credit spreads, the sector benefited from more attractive valuations and income opportunities. Markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. Long-term rates remained lower than short-term rates throughout the reporting period, a yield curve inversion that reminded investors of the uncertainties implicit in the current economic environment. U.S. Treasury bonds provided more modest gains, with the positive impact of declining inflation largely balanced by the negative impact of high consumer prices.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the long-term focus, unique perspectives and commitment to client service you expect.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date	Six Months[1]	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Initial Class Shares	5/1/2017	2.20%	-1.31%	0.46%	0.28%	0.32%

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Since Inception
Bloomberg U.S. Aggregate Bond Index[2]	2.09%	-0.94%	0.77%	0.66%
Morningstar Intermediate Core Bond Category Average[3]	2.13	-0.89	0.63	0.46

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Bloomberg U.S. Aggregate Bond Index is the Portfolio's primary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
3.	The Morningstar Intermediate Core Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Indexed Bond Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,022.00	$1.55	$1,023.26	$1.56	0.31%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Indexed Bond Portfolio

Portfolio Composition as of June 30, 2023 (Unaudited)
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2023 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 0.125%-4.625%, due 7/31/23–5/15/33
2.	UMBS, 30 Year, 2.00%-5.50%, due 6/1/36–2/1/53
3.	GNMA II, Single Family, 30 Year, 2.00%-5.00%, due 11/20/42–9/20/51
4.	U.S. Treasury Bonds, 2.75%-4.00%, due 11/15/46–5/15/53
5.	UMBS Pool, 30 Year, 2.00%-4.50%, due 1/1/49–7/1/52
6.	UMBS, 15 Year, 1.50%-4.00%, due 5/1/24–9/1/36
7.	FHLMC Gold Pools, 30 Year, 3.00%-5.50%, due 7/1/38–1/1/49
8.	iShares iBoxx $ Investment Grade Corporate Bond ETF
9.	Bank of America Corp., 2.972%-5.08%, due 1/20/27–7/21/52
10.	Mexico Government Bond, 4.125%-4.875%, due 1/21/26–5/19/33

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Kenneth Sommer and Matthew Downs, of NYL Investors LLC, the Portfolio’s Subadvisor.
How did MainStay VP Indexed Bond Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP Indexed Bond Portfolio returned 2.20% for Initial Class shares. Over the same period, Initial Class shares outperformed the 2.09% return of the Bloomberg U.S. Aggregate Bond Index (the "Index"), which is the Portfolio’s benchmark. Although the Portfolio seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio’s benchmark, the Portfolio’s performance can often lag that of the Index because the Portfolio incurs fees and expenses that the Index does not. For the six months ended June 30, 2023, Initial Class shares also outperformed the 2.13% return of the Morningstar Intermediate Core Bond Category Average.1
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
U.S. Treasury futures were used to maintain a duration2 equal to that of the Index and did not materially affect the performance of the Portfolio. Treasury futures were also used to reduce variations between the Portfolio and the Index. These trades reduced tracking error for the Portfolio and the Index.
During the reporting period, which credit-rating categories were strong performers and which credit rating categories were weak?
All the investment-grade rating categories produced positive excess returns during the reporting period, outperforming matched duration Treasury securities. Credits rated BBB generated the most positive excess return, followed by credits rated A.3 Credits rated AA outperformed credits rated AAA.4
What was the Portfolio’s duration strategy during the reporting period?
The Portfolio employs a passive strategy that attempts to replicate the duration of the Index. The Portfolio’s duration strategy had a neutral impact on performance during the reporting period. As of June 30, 2023, the Portfolio’s duration was approximately 6.33 years, compared to a duration of 6.32 years for the Index.
Which market segments made the strongest contributions to the Portfolio’s performance, and which market segments detracted the most?
During the reporting period, all broad sectors in the Index produced positive total returns. The corporate sector made the strongest positive contribution to performance. (Contributions take weightings and total returns into account.) Within the corporate sector, the industrials and financials subsectors were the best performers. The U.S. Treasury sector produced the second-highest contribution to performance, followed by the mortgage-backed securities (“MBS”) sector. The commercial mortgage-backed security (“CMBS”) and U.S. government agency sectors contributed the least to the Portfolio’s total return during the reporting period.
Were there any significant changes to the Portfolio’s benchmark during the reporting period?
There were no changes to the Index material enough to lead us to change the Portfolio’s investment strategy.

1.	See page 5 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
8	MainStay VP Indexed Bond Portfolio

Portfolio of Investments June 30, 2023†^(Unaudited)
	Principal Amount	Value
Long-Term Bonds 96.7%
Corporate Bonds 22.3%
Aerospace & Defense 0.6%
Boeing Co. (The)
3.25%, due 3/1/28	$ 585,000	$ 532,146
5.15%, due 5/1/30	250,000	247,588
Lockheed Martin Corp.
4.30%, due 6/15/62	135,000	119,526
Northrop Grumman Systems Corp.
7.75%, due 2/15/31	275,000	316,592
Raytheon Technologies Corp.
3.125%, due 7/1/50	105,000	76,037
3.50%, due 3/15/27	275,000	261,353
		1,553,242
Apparel 0.0% ‡
NIKE, Inc.
3.625%, due 5/1/43	95,000	79,719
Auto Manufacturers 0.2%
General Motors Co.
5.40%, due 4/1/48	81,000	69,591
General Motors Financial Co., Inc.
2.40%, due 10/15/28	250,000	211,674
3.10%, due 1/12/32	167,000	135,070
4.35%, due 1/17/27	130,000	124,629
		540,964
Banks 5.6%
Bank of America Corp.
2.972%, due 7/21/52 (a)	525,000	356,868
3.846% (5 Year Treasury Constant Maturity Rate + 2.00%), due 3/8/37 (b)	230,000	196,679
5.08%, due 1/20/27 (a)	3,040,000	2,993,361
Barclays plc
5.25%, due 8/17/45	270,000	250,814
Citigroup, Inc.
2.561%, due 5/1/32 (a)	260,000	212,297
4.45%, due 9/29/27	1,085,000	1,035,989
4.65%, due 7/30/45	180,000	159,624
Cooperatieve Rabobank UA
5.25%, due 5/24/41	215,000	224,688
Fifth Third Bancorp
4.337%, due 4/25/33 (a)	200,000	176,220
Goldman Sachs Group, Inc. (The)
2.64%, due 2/24/28 (a)	715,000	648,751
4.80%, due 7/8/44	420,000	384,537
	Principal Amount	Value

Banks (continued)
HSBC Holdings plc (a)
7.336%, due 11/3/26	$ 575,000	$ 591,877
7.39%, due 11/3/28	305,000	321,892
JPMorgan Chase & Co. (a)
1.578%, due 4/22/27	870,000	781,445
4.26%, due 2/22/48	605,000	522,021
4.912%, due 7/25/33	305,000	298,038
Lloyds Banking Group plc
3.75%, due 1/11/27	1,265,000	1,184,883
Morgan Stanley
5.05%, due 1/28/27 (a)	75,000	74,375
5.948% (5 Year Treasury Constant Maturity Rate + 2.43%), due 1/19/38 (b)	55,000	54,287
6.296%, due 10/18/28 (a)	1,270,000	1,304,989
6.342%, due 10/18/33 (a)	375,000	398,926
State Street Corp.
5.82%, due 11/4/28 (a)	810,000	829,651
UBS Group AG
2.593%, due 9/11/25 (a)(c)	500,000	476,586
Wells Fargo & Co.
3.00%, due 4/22/26	525,000	493,657
4.75%, due 12/7/46	605,000	514,964
		14,487,419
Beverages 0.4%
Anheuser-Busch InBev Worldwide, Inc.
5.55%, due 1/23/49	525,000	553,347
Coca-Cola Co. (The)
2.60%, due 6/1/50	260,000	181,579
Constellation Brands, Inc.
3.60%, due 2/15/28	130,000	121,755
Keurig Dr Pepper, Inc.
4.985%, due 5/25/38	95,000	88,432
Molson Coors Beverage Co.
4.20%, due 7/15/46	95,000	78,665
PepsiCo, Inc.
3.625%, due 3/19/50	30,000	25,498
		1,049,276
Biotechnology 0.1%
Amgen, Inc.
3.375%, due 2/21/50	205,000	150,193
Gilead Sciences, Inc.
4.60%, due 9/1/35	215,000	207,011
		357,204

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Building Materials 0.0% ‡
Johnson Controls International plc
6.00%, due 1/15/36	$ 80,000	$ 82,930
Chemicals 0.9%
Dow Chemical Co. (The)
2.10%, due 11/15/30	145,000	119,736
3.60%, due 11/15/50	65,000	48,363
DuPont de Nemours, Inc.
4.493%, due 11/15/25	470,000	460,293
Ecolab, Inc.
2.70%, due 11/1/26	275,000	258,518
LYB International Finance II BV
3.50%, due 3/2/27	275,000	260,077
LYB International Finance III LLC
3.625%, due 4/1/51	50,000	34,603
Mosaic Co. (The)
4.05%, due 11/15/27	505,000	480,849
Nutrien Ltd.
5.875%, due 12/1/36	275,000	276,123
Sherwin-Williams Co. (The)
3.95%, due 1/15/26	320,000	309,844
		2,248,406
Commercial Services 0.0% ‡
PayPal Holdings, Inc.
5.05%, due 6/1/52	95,000	93,016
Computers 0.7%
Apple, Inc.
4.50%, due 2/23/36	660,000	671,073
Dell International LLC
3.45%, due 12/15/51 (c)	95,000	63,713
5.25%, due 2/1/28	310,000	309,357
5.75%, due 2/1/33	180,000	181,726
HP, Inc.
6.00%, due 9/15/41	40,000	40,446
International Business Machines Corp.
3.50%, due 5/15/29	465,000	429,124
		1,695,439
Cosmetics & Personal Care 0.1%
Procter & Gamble Co. (The)
2.70%, due 2/2/26	275,000	263,246
Unilever Capital Corp.
3.10%, due 7/30/25	100,000	95,860
		359,106
	Principal Amount	Value

Diversified Financial Services 0.2%
AerCap Ireland Capital DAC
3.85%, due 10/29/41	$ 150,000	$ 113,942
Capital One Financial Corp.
5.268%, due 5/10/33 (a)	155,000	145,131
Nomura Holdings, Inc.
2.999%, due 1/22/32	200,000	162,053
Visa, Inc.
4.30%, due 12/14/45	210,000	194,833
		615,959
Electric 1.8%
AEP Texas, Inc.
5.25%, due 5/15/52	95,000	89,619
CenterPoint Energy Houston Electric LLC
Series AC
4.25%, due 2/1/49	315,000	274,142
Commonwealth Edison Co.
3.65%, due 6/15/46	195,000	152,431
Consolidated Edison Co. of New York, Inc.
Series 06-A
5.85%, due 3/15/36	410,000	419,636
DTE Electric Co.
3.375%, due 3/1/25	215,000	208,214
Duke Energy Carolinas LLC
3.875%, due 3/15/46	365,000	290,704
Duke Energy Corp.
4.50%, due 8/15/32	95,000	89,565
5.00%, due 8/15/52	95,000	86,843
Entergy Louisiana LLC
4.20%, due 4/1/50	365,000	305,233
Florida Power & Light Co.
3.80%, due 12/15/42	175,000	146,748
MidAmerican Energy Co.
3.95%, due 8/1/47	400,000	325,185
Ohio Power Co.
Series G
6.60%, due 2/15/33	200,000	216,150
PPL Electric Utilities Corp.
3.95%, due 6/1/47	130,000	108,854
Public Service Electric and Gas Co.
2.70%, due 5/1/50	235,000	157,033
Sempra Energy
3.80%, due 2/1/38	275,000	227,804
Southern California Edison Co.
Series C
4.125%, due 3/1/48	275,000	223,062
Southern Co. (The)
4.40%, due 7/1/46	350,000	299,317

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Virginia Electric and Power Co.
4.00%, due 1/15/43	$ 410,000	$ 338,875
Xcel Energy, Inc.
3.30%, due 6/1/25	885,000	846,300
		4,805,715
Entertainment 0.1%
Warnermedia Holdings, Inc.
5.141%, due 3/15/52	218,000	177,506
Environmental Control 0.2%
Republic Services, Inc.
3.20%, due 3/15/25	320,000	307,867
Waste Management, Inc.
3.15%, due 11/15/27	320,000	299,644
		607,511
Food 0.4%
General Mills, Inc.
4.20%, due 4/17/28	95,000	92,201
Kraft Heinz Foods Co.
4.375%, due 6/1/46	230,000	195,466
Kroger Co. (The)
2.20%, due 5/1/30	230,000	190,190
Sysco Corp.
3.25%, due 7/15/27	320,000	298,791
Tyson Foods, Inc.
5.10%, due 9/28/48	155,000	140,770
		917,418
Forest Products & Paper 0.2%
Fibria Overseas Finance Ltd.
5.50%, due 1/17/27	505,000	505,631
Gas 0.1%
NiSource, Inc.
3.49%, due 5/15/27	275,000	258,735
Healthcare-Products 0.4%
Abbott Laboratories
3.75%, due 11/30/26	185,000	180,366
4.90%, due 11/30/46	290,000	292,793
Boston Scientific Corp.
4.70%, due 3/1/49	80,000	74,932
Medtronic, Inc.
4.625%, due 3/15/45	209,000	203,348
	Principal Amount	Value

Healthcare-Products (continued)
Stryker Corp.
3.65%, due 3/7/28	$ 275,000	$ 261,487
		1,012,926
Healthcare-Services 0.5%
Aetna, Inc.
6.625%, due 6/15/36	275,000	302,149
Elevance Health, Inc.
4.375%, due 12/1/47	320,000	278,912
HCA, Inc. (c)
3.625%, due 3/15/32	85,000	73,781
4.625%, due 3/15/52	170,000	139,697
Laboratory Corp. of America Holdings
3.60%, due 2/1/25	320,000	309,170
UnitedHealth Group, Inc.
4.25%, due 4/15/47	315,000	277,651
		1,381,360
Home Builders 0.1%
PulteGroup, Inc.
5.50%, due 3/1/26	220,000	218,743
Household Products & Wares 0.2%
Clorox Co. (The)
3.90%, due 5/15/28	275,000	262,335
Kimberly-Clark Corp.
2.75%, due 2/15/26	275,000	260,333
		522,668
Insurance 0.8%
Allstate Corp. (The)
5.35%, due 6/1/33	275,000	275,730
American International Group, Inc.
6.25%, due 5/1/36	350,000	362,305
Berkshire Hathaway Finance Corp.
4.30%, due 5/15/43	425,000	387,594
MetLife, Inc.
3.60%, due 11/13/25	815,000	782,912
Prudential Financial, Inc.
3.70%, due 3/13/51	135,000	103,416
3.935%, due 12/7/49	155,000	123,330
		2,035,287
Internet 0.2%
Alibaba Group Holding Ltd.
2.70%, due 2/9/41	200,000	133,565
Amazon.com, Inc.
3.875%, due 8/22/37	535,000	488,536
		622,101
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Machinery—Construction & Mining 0.1%
Caterpillar, Inc.
5.30%, due 9/15/35	$ 325,000	$ 339,325
Machinery-Diversified 0.1%
Deere & Co.
3.90%, due 6/9/42	180,000	163,248
Media 0.8%
Charter Communications Operating LLC
4.908%, due 7/23/25	445,000	436,388
5.75%, due 4/1/48	420,000	359,504
Comcast Corp.
3.40%, due 7/15/46	795,000	603,332
Discovery Communications LLC
3.95%, due 3/20/28	121,000	112,497
Fox Corp.
5.576%, due 1/25/49	86,000	80,519
Paramount Global
4.95%, due 1/15/31	352,000	317,257
Walt Disney Co. (The)
3.60%, due 1/13/51	204,000	162,328
		2,071,825
Mining 0.1%
Barrick North America Finance LLC
5.70%, due 5/30/41	130,000	131,716
BHP Billiton Finance USA Ltd.
3.85%, due 9/30/23	5,000	4,978
Newmont Corp.
2.25%, due 10/1/30	125,000	102,412
2.60%, due 7/15/32	105,000	85,791
		324,897
Miscellaneous—Manufacturing 0.2%
3M Co.
4.00%, due 9/14/48	135,000	118,302
Eaton Corp.
4.00%, due 11/2/32	275,000	258,990
General Electric Co.
4.125%, due 10/9/42	99,000	81,443
Parker-Hannifin Corp.
4.20%, due 11/21/34	95,000	86,985
		545,720
Oil & Gas 0.7%
BP Capital Markets America, Inc.
3.001%, due 3/17/52	115,000	79,306
	Principal Amount	Value

Oil & Gas (continued)
BP Capital Markets America, Inc. (continued)
3.588%, due 4/14/27	$ 315,000	$ 301,235
Canadian Natural Resources Ltd.
6.25%, due 3/15/38	130,000	132,330
ConocoPhillips Co.
5.95%, due 3/15/46	200,000	215,735
EOG Resources, Inc.
3.90%, due 4/1/35	215,000	192,825
Exxon Mobil Corp.
4.114%, due 3/1/46	215,000	189,099
Hess Corp.
7.125%, due 3/15/33	130,000	141,804
Phillips 66 Co.
4.68%, due 2/15/45	260,000	221,722
Shell International Finance BV
3.75%, due 9/12/46	325,000	264,928
		1,738,984
Oil & Gas Services 0.0% ‡
Halliburton Co.
3.80%, due 11/15/25	12,000	11,590
Pharmaceuticals 1.1%
AbbVie, Inc.
3.80%, due 3/15/25	185,000	179,861
4.70%, due 5/14/45	345,000	315,204
Allergan Funding SCS
3.80%, due 3/15/25	50,000	47,592
4.75%, due 3/15/45	25,000	19,521
AstraZeneca plc
6.45%, due 9/15/37	250,000	286,626
Bristol-Myers Squibb Co.
3.70%, due 3/15/52	75,000	60,816
Cigna Group (The)
4.90%, due 12/15/48	185,000	172,174
CVS Health Corp.
3.75%, due 4/1/30	50,000	45,864
5.05%, due 3/25/48	340,000	313,393
Eli Lilly & Co.
3.95%, due 3/15/49	155,000	138,303
GlaxoSmithKline Capital, Inc.
3.875%, due 5/15/28	320,000	307,713
Johnson & Johnson
4.95%, due 5/15/33	315,000	331,472
Merck & Co., Inc.
5.00%, due 5/17/53	220,000	222,869

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Mylan, Inc.
4.20%, due 11/29/23	$ 80,000	$ 79,435
5.20%, due 4/15/48	95,000	74,017
Pfizer, Inc.
4.00%, due 12/15/36	395,000	368,030
		2,962,890
Pipelines 0.9%
Enbridge, Inc.
4.50%, due 6/10/44	275,000	228,911
Energy Transfer LP
5.00%, due 5/15/50	200,000	168,913
Enterprise Products Operating LLC
3.70%, due 2/15/26	500,000	482,069
4.80%, due 2/1/49	260,000	237,984
Kinder Morgan, Inc.
4.30%, due 6/1/25	590,000	575,476
4.80%, due 2/1/33	240,000	226,352
5.45%, due 8/1/52	115,000	104,999
MPLX LP
4.95%, due 3/14/52	145,000	123,148
ONEOK, Inc.
5.20%, due 7/15/48	85,000	72,460
TransCanada PipeLines Ltd.
4.875%, due 1/15/26	10,000	9,880
4.875%, due 5/15/48	150,000	134,324
Williams Cos., Inc. (The)
3.50%, due 10/15/51	65,000	44,829
		2,409,345
Real Estate Investment Trusts 0.4%
American Tower Corp.
2.30%, due 9/15/31	145,000	115,350
AvalonBay Communities, Inc.
2.90%, due 10/15/26	215,000	199,027
Crown Castle, Inc.
3.25%, due 1/15/51	95,000	64,750
ERP Operating LP
3.25%, due 8/1/27	275,000	252,989
Realty Income Corp.
4.65%, due 3/15/47	155,000	138,991
Simon Property Group LP
4.25%, due 11/30/46	260,000	208,501
		979,608
Retail 0.5%
Home Depot, Inc. (The)
2.375%, due 3/15/51	365,000	226,139
	Principal Amount	Value

Retail (continued)
Lowe's Cos., Inc.
4.05%, due 5/3/47	$ 185,000	$ 148,787
McDonald's Corp.
4.20%, due 4/1/50	85,000	73,521
Starbucks Corp.
3.00%, due 2/14/32	260,000	225,694
Target Corp.
2.35%, due 2/15/30	185,000	160,210
Walmart, Inc.
4.30%, due 4/22/44	340,000	325,655
		1,160,006
Semiconductors 0.7%
Applied Materials, Inc.
5.10%, due 10/1/35	275,000	278,696
Broadcom, Inc.
4.926%, due 5/15/37 (c)	410,000	371,052
Intel Corp.
2.00%, due 8/12/31	338,000	276,113
4.75%, due 3/25/50	112,000	101,232
KLA Corp.
4.95%, due 7/15/52	105,000	103,384
NVIDIA Corp.
1.55%, due 6/15/28	460,000	401,454
2.00%, due 6/15/31	220,000	184,253
NXP BV
5.00%, due 1/15/33	75,000	72,016
QUALCOMM, Inc.
4.65%, due 5/20/35	115,000	114,795
		1,902,995
Software 1.1%
Fidelity National Information Services, Inc.
5.625%, due 7/15/52	75,000	70,696
Fiserv, Inc.
4.40%, due 7/1/49	105,000	88,722
Microsoft Corp.
2.921%, due 3/17/52	290,000	215,751
3.30%, due 2/6/27	240,000	230,796
Oracle Corp.
2.95%, due 5/15/25	2,100,000	2,002,971
4.00%, due 7/15/46	70,000	53,803
5.375%, due 7/15/40	210,000	200,415
Salesforce, Inc.
3.05%, due 7/15/61	65,000	44,086
		2,907,240
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications 1.0%
AT&T, Inc.
2.55%, due 12/1/33	$ 507,000	$ 398,236
3.50%, due 9/15/53	217,000	153,618
3.55%, due 9/15/55	261,000	182,717
Corning, Inc.
5.45%, due 11/15/79	30,000	27,098
Deutsche Telekom International Finance BV
8.75%, due 6/15/30 (d)	275,000	329,336
Telefonica Emisiones SA
4.895%, due 3/6/48	150,000	125,191
T-Mobile USA, Inc.
3.40%, due 10/15/52	113,000	80,643
3.875%, due 4/15/30	430,000	396,146
Verizon Communications, Inc.
2.355%, due 3/15/32	128,000	102,948
3.00%, due 11/20/60	104,000	64,962
5.50%, due 3/16/47	470,000	470,229
Vodafone Group plc
4.25%, due 9/17/50	190,000	152,539
		2,483,663
Transportation 0.8%
Burlington Northern Santa Fe LLC
3.25%, due 6/15/27	751,000	714,879
Canadian National Railway Co.
6.25%, due 8/1/34	275,000	302,641
CSX Corp.
3.35%, due 9/15/49	155,000	114,346
FedEx Corp.
2.40%, due 5/15/31	75,000	62,235
5.25%, due 5/15/50	75,000	72,075
Norfolk Southern Corp.
3.942%, due 11/1/47	156,000	126,032
Union Pacific Corp.
2.80%, due 2/14/32	180,000	155,312
3.50%, due 2/14/53	75,000	57,948
3.85%, due 2/14/72	40,000	30,748
United Parcel Service, Inc.
3.40%, due 11/15/46	505,000	390,734
		2,026,950
Total Corporate Bonds (Cost $66,792,254)		58,256,567
	Principal Amount	Value
Foreign Government Bonds 2.9%
Canada 0.7%
Province of Ontario Canada
2.50%, due 4/27/26	$ 1,205,000	$ 1,133,096
Province of Quebec Canada
2.50%, due 4/20/26	820,000	772,169
		1,905,265
Japan 0.2%
Japan Bank for International Cooperation
2.875%, due 6/1/27	576,000	535,371
Mexico 1.1%
Mexico Government Bond
4.125%, due 1/21/26	2,585,000	2,535,502
4.875%, due 5/19/33	360,000	343,462
		2,878,964
Norway 0.2%
Equinor ASA
5.10%, due 8/17/40	405,000	406,633
Panama 0.3%
Panama Government Bond
3.75%, due 3/16/25	750,000	725,547
Philippines 0.2%
Philippines Government Bond
5.00%, due 1/13/37	600,000	597,853
Supranational 0.2%
European Investment Bank
2.375%, due 5/24/27	545,000	505,073
Total Foreign Government Bonds (Cost $8,213,101)		7,554,706
Mortgage-Backed Securities 1.7%
Agency (Collateralized Mortgage Obligations) 0.9%
FHLMC, Multifamily Structured Pass-Through Certificates
REMIC, Series K094, Class A2
2.903%, due 6/25/29	2,000,000	1,830,725
UMBS, Single Family, 30 Year
2.50%, due 7/25/53 TBA (e)	700,000	593,523
		2,424,248

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.8%
CFCRE Commercial Mortgage Trust
Series 2016-C6, Class A3
3.217%, due 11/10/49 (f)	$ 300,000	$ 273,570
Series 2017-C8, Class A3
3.305%, due 6/15/50	163,342	150,523
Citigroup Commercial Mortgage Trust
Series 2017-P8, Class A4
3.465%, due 9/15/50	300,000	273,827
Series 2015-GC35, Class A4
3.818%, due 11/10/48	300,000	283,120
CSAIL Commercial Mortgage Trust
Series 2017-CX9, Class A5
3.446%, due 9/15/50	300,000	273,223
GS Mortgage Securities Trust
Series 2016-GS3, Class A4
2.85%, due 10/10/49	300,000	271,849
Series 2014-GC22, Class A5
3.862%, due 6/10/47	300,000	291,289
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1, Class A4
3.789%, due 9/15/48	291,173	276,144
		2,093,545
Total Mortgage-Backed Securities (Cost $5,093,702)		4,517,793
U.S. Government & Federal Agencies 69.8%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 7.3%
FFCB
0.68%, due 1/13/27	1,125,000	985,038
5.30%, due 10/19/26	1,500,000	1,485,194
FHLMC
5.40%, due 2/24/26	700,000	694,076
FHLMC Gold Pools, 15 Year
2.50%, due 10/1/31	31,880	29,575
2.50%, due 2/1/32	134,774	124,834
2.50%, due 2/1/33	126,727	117,263
2.50%, due 4/1/33	187,879	173,833
2.50%, due 6/1/33	26,492	24,511
2.50%, due 7/1/33	54,238	50,180
3.00%, due 9/1/27	55,989	53,816
3.00%, due 4/1/32	80,738	76,090
3.00%, due 6/1/32	21,111	19,876
3.00%, due 9/1/32	10,204	9,616
3.00%, due 10/1/32	45,399	42,783
	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
FHLMC Gold Pools, 15 Year (continued)
3.00%, due 5/1/33	$ 55,601	$ 52,211
3.00%, due 9/1/33	42,051	39,485
3.50%, due 12/1/25	9,666	9,438
3.50%, due 5/1/33	46,777	44,871
3.50%, due 9/1/33	13,393	12,848
FHLMC Gold Pools, 20 Year
3.00%, due 9/1/36	75,566	69,948
3.00%, due 11/1/37	38,863	35,850
3.00%, due 12/1/37	67,550	62,285
3.50%, due 2/1/37	70,874	67,142
3.50%, due 1/1/38	69,095	65,455
4.50%, due 5/1/38	37,039	36,310
5.50%, due 1/1/29	5,451	5,432
FHLMC Gold Pools, 30 Year
3.00%, due 9/1/46	332,361	297,837
3.00%, due 12/1/46	22,222	19,879
3.00%, due 2/1/47	29,027	25,999
3.00%, due 3/1/47	130,161	116,576
3.00%, due 4/1/47	36,850	32,992
3.00%, due 1/1/48	238,355	213,184
3.00%, due 2/1/48	139,164	124,403
3.00%, due 3/1/48	127,058	113,604
3.00%, due 4/1/48	472,764	421,294
3.00%, due 6/1/48	227,760	203,642
3.50%, due 6/1/43	101,602	95,058
3.50%, due 9/1/44	77,206	72,033
3.50%, due 8/1/45	120,286	111,996
3.50%, due 8/1/46	161,381	151,105
3.50%, due 8/1/47	14,893	13,760
3.50%, due 9/1/47	36,937	33,858
3.50%, due 11/1/47	82,788	76,492
3.50%, due 12/1/47	171,569	158,522
3.50%, due 1/1/48	16,773	15,501
3.50%, due 3/1/48	243,647	225,118
3.50%, due 5/1/48	75,780	70,017
3.50%, due 8/1/48	119,984	110,854
3.50%, due 9/1/48	96,117	88,803
3.50%, due 11/1/48	33,791	31,220
3.50%, due 12/1/48	94,516	87,520
4.00%, due 4/1/46	140,631	134,376
4.00%, due 5/1/46	43,989	42,037
4.00%, due 4/1/47	32,926	31,431
4.00%, due 6/1/47	81,866	78,141
4.00%, due 8/1/47	162,396	153,775
4.00%, due 10/1/47	39,214	37,151
4.00%, due 12/1/47	102,996	98,308
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
FHLMC Gold Pools, 30 Year (continued)
4.00%, due 1/1/48	$ 31,619	$ 30,314
4.00%, due 5/1/48	43,483	41,612
4.00%, due 9/1/48	159,439	152,184
4.00%, due 12/1/48	87,740	83,748
4.50%, due 9/1/46	8,777	8,623
4.50%, due 9/1/46	25,889	25,384
4.50%, due 10/1/46	67,252	66,072
4.50%, due 2/1/47	13,826	13,583
4.50%, due 11/1/47	17,123	16,823
4.50%, due 2/1/48	33,900	33,306
4.50%, due 4/1/48	39,805	39,095
4.50%, due 6/1/48	21,984	21,592
4.50%, due 7/1/48	82,167	80,520
4.50%, due 8/1/48	80,132	78,487
5.00%, due 9/1/38	32,345	32,613
5.00%, due 11/1/41	45,502	45,880
5.00%, due 3/1/47	101,183	100,795
5.00%, due 9/1/48	144,355	143,037
5.00%, due 1/1/49	53,604	53,494
5.50%, due 7/1/38	49,466	50,449
UMBS Pool, 20 Year
2.00%, due 1/1/41	2,118,332	1,805,136
UMBS Pool, 30 Year
2.00%, due 11/1/50	2,267,950	1,865,135
2.50%, due 5/1/50	2,031,758	1,740,542
2.50%, due 7/1/50 (g)	1,574,066	1,354,052
2.50%, due 10/1/50	1,409,956	1,211,787
3.00%, due 3/1/52	1,057,470	946,174
4.00%, due 7/1/52	1,142,921	1,073,181
4.50%, due 1/1/49	106,188	103,817
		19,091,881
Federal National Mortgage Association (Mortgage Pass-Through Securities) 14.1%
UMBS, 10 Year
3.00%, due 4/1/25	8,935	8,736
UMBS, 15 Year
1.50%, due 3/1/36	1,211,254	1,051,823
1.50%, due 7/1/36	1,761,572	1,527,953
2.00%, due 9/1/36	2,452,160	2,186,810
2.50%, due 10/1/27	68,539	65,159
2.50%, due 4/1/30	58,790	55,725
2.50%, due 10/1/31	93,764	86,883
2.50%, due 2/1/32	109,654	101,616
2.50%, due 2/1/32	121,626	112,394
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 15 Year (continued)
2.50%, due 8/1/32	$ 340,158	$ 314,312
2.50%, due 3/1/33	145,425	134,368
2.50%, due 6/1/33	84,163	77,779
3.00%, due 11/1/31	76,446	71,950
3.00%, due 1/1/32	78,985	74,351
3.00%, due 6/1/32	55,780	52,505
3.00%, due 1/1/33	97,593	91,847
3.00%, due 2/1/33	114,142	107,346
3.00%, due 4/1/33	105,325	99,131
3.00%, due 5/1/33	137,733	129,648
3.00%, due 9/1/33	20,991	19,683
3.50%, due 5/1/26	11,997	11,675
3.50%, due 11/1/31	16,380	15,797
3.50%, due 5/1/33	39,177	37,534
3.50%, due 6/1/33	59,746	57,245
3.50%, due 7/1/33	28,586	27,392
3.50%, due 9/1/33	37,821	36,235
4.00%, due 5/1/24	6,860	6,742
4.00%, due 11/1/29	35,090	34,245
UMBS, 20 Year
3.00%, due 2/1/37	111,535	103,185
3.00%, due 1/1/38	216,522	199,472
4.00%, due 2/1/37	18,823	18,134
4.00%, due 8/1/38	113,538	109,381
5.00%, due 8/1/31	20,155	19,861
5.50%, due 8/1/27	24,689	24,574
UMBS, 30 Year
2.00%, due 8/1/50	1,603,960	1,319,095
2.00%, due 8/1/50	1,773,532	1,464,226
2.00%, due 9/1/50	2,090,471	1,719,764
2.00%, due 2/1/51	1,666,609	1,366,525
2.00%, due 3/1/51	1,821,415	1,505,137
2.00%, due 3/1/51	1,869,868	1,534,902
2.00%, due 5/1/51	2,039,580	1,670,086
2.00%, due 1/1/52	2,661,356	2,186,142
2.50%, due 4/1/46	24,926	21,499
2.50%, due 10/1/46	111,890	96,242
2.50%, due 11/1/50	1,726,886	1,470,428
2.50%, due 11/1/50	1,627,292	1,398,372
2.50%, due 6/1/51	2,117,776	1,802,431
2.50%, due 4/1/52	911,378	790,129
3.00%, due 9/1/42	460,174	415,415
3.00%, due 3/1/43	1,324,178	1,195,362
3.00%, due 12/1/43	531,920	479,268
3.00%, due 10/1/44	349,884	315,872
3.00%, due 10/1/46	48,777	43,639

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
3.00%, due 12/1/46	$ 586,477	$ 527,323
3.00%, due 2/1/47	92,813	82,769
3.00%, due 8/1/47	484,490	433,771
3.00%, due 11/1/47	81,792	73,108
3.00%, due 6/1/48	48,697	43,447
3.50%, due 5/1/45	421,492	392,213
3.50%, due 9/1/45	27,952	25,996
3.50%, due 12/1/45	73,630	68,480
3.50%, due 12/1/45	196,723	184,183
3.50%, due 1/1/46	137,105	127,538
3.50%, due 1/1/46	111,477	103,792
3.50%, due 4/1/46	44,827	41,692
3.50%, due 9/1/46	247,339	229,881
3.50%, due 10/1/46	110,880	102,596
3.50%, due 10/1/46	41,934	38,702
3.50%, due 1/1/47	84,709	78,658
3.50%, due 7/1/47	17,914	16,544
3.50%, due 7/1/47	105,156	98,183
3.50%, due 10/1/47	63,645	58,739
3.50%, due 11/1/47	210,854	194,601
3.50%, due 11/1/47	90,084	83,093
3.50%, due 11/1/47	242,318	223,640
3.50%, due 12/1/47	17,335	16,025
3.50%, due 8/1/48	111,123	102,555
3.50%, due 9/1/48	140,498	129,666
3.50%, due 2/1/49	267,077	246,485
3.50%, due 6/1/49	3,040	2,805
3.50%, due 10/1/52	631,513	575,591
4.00%, due 8/1/44	116,225	111,611
4.00%, due 2/1/45	93,296	89,289
4.00%, due 9/1/45	17,956	17,156
4.00%, due 5/1/46	79,198	75,590
4.00%, due 9/1/46	32,384	30,949
4.00%, due 9/1/46	39,095	37,286
4.00%, due 2/1/47	17,330	16,548
4.00%, due 4/1/47	6,650	6,341
4.00%, due 5/1/47	49,645	47,148
4.00%, due 5/1/47	40,089	38,230
4.00%, due 6/1/47	155,950	149,259
4.00%, due 10/1/47	16,639	15,867
4.00%, due 11/1/47	16,254	15,526
4.00%, due 12/1/47	37,238	35,393
4.00%, due 1/1/48	90,436	86,223
4.00%, due 1/1/48	17,024	16,231
4.00%, due 1/1/48	99,313	94,445
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
4.00%, due 2/1/48	$ 48,584	$ 46,321
4.00%, due 6/1/48	213,654	203,699
4.00%, due 7/1/48	115,499	110,118
4.00%, due 7/1/48	38,056	36,246
4.00%, due 7/1/48	188,075	179,199
4.00%, due 8/1/48	29,824	28,417
4.00%, due 9/1/48	118,390	112,874
4.00%, due 9/1/48	28,914	27,547
4.00%, due 10/1/48	20,278	19,333
4.00%, due 11/1/48	52,266	49,831
4.00%, due 1/1/49	41,063	39,089
4.50%, due 7/1/46	17,409	17,084
4.50%, due 12/1/46	26,405	25,912
4.50%, due 4/1/47	253,753	247,509
4.50%, due 5/1/47	6,879	6,750
4.50%, due 7/1/47	112,501	109,498
4.50%, due 7/1/47	25,590	25,112
4.50%, due 8/1/47	1,387	1,351
4.50%, due 2/1/48	109,127	106,672
4.50%, due 4/1/48	15,916	15,595
4.50%, due 4/1/48	9,590	9,399
4.50%, due 4/1/48	32,923	32,280
4.50%, due 5/1/48	64,055	62,701
4.50%, due 6/1/48	36,887	36,164
4.50%, due 8/1/48	65,785	64,216
4.50%, due 10/1/48	22,822	22,333
4.50%, due 9/1/49	308,823	301,337
4.50%, due 11/1/52	1,129,426	1,086,505
5.00%, due 6/1/39	76,618	77,164
5.00%, due 6/1/40	18,463	18,596
5.00%, due 7/1/47	35,603	35,348
5.00%, due 1/1/48	39,562	39,135
5.00%, due 4/1/48	27,146	27,025
5.00%, due 5/1/48	36,729	36,405
5.00%, due 9/1/48	22,788	22,750
5.00%, due 2/1/53	486,505	476,754
5.50%, due 6/1/36	22,092	22,657
5.50%, due 5/1/44	50,096	51,299
5.50%, due 9/1/48	77,928	78,599
		36,960,017
Government National Mortgage Association (Mortgage Pass-Through Securities) 5.7%
GNMA I, Single Family, 30 Year
3.00%, due 6/15/45	13,645	12,402
3.00%, due 10/15/45	8,273	7,533
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
GNMA I, Single Family, 30 Year (continued)
3.00%, due 5/15/48	$ 59,872	$ 53,865
3.50%, due 3/15/45	6,612	6,236
3.50%, due 4/15/45	14,282	13,470
3.50%, due 5/15/48	23,435	21,630
4.00%, due 8/15/46	24,595	23,933
4.00%, due 11/15/47	54,917	52,641
4.00%, due 7/15/49	51,633	49,475
4.50%, due 8/15/46	49,191	48,361
4.50%, due 2/15/47	2,841	2,789
4.50%, due 4/15/47	22,202	21,976
4.50%, due 8/15/47	89,627	89,147
4.50%, due 8/15/47	123,535	122,224
5.00%, due 4/15/47	20,994	21,035
5.00%, due 12/15/47	18,508	18,312
GNMA II, Single Family, 30 Year
2.00%, due 6/20/51	4,739,221	3,991,817
2.50%, due 4/20/47	26,602	23,432
2.50%, due 5/20/51	4,838,019	4,203,490
3.00%, due 11/20/45	257,017	234,598
3.00%, due 8/20/46	85,805	77,948
3.00%, due 9/20/46	45,834	41,670
3.00%, due 10/20/46	288,054	261,327
3.00%, due 1/20/47	334,283	303,267
3.00%, due 5/20/47	58,398	52,962
3.00%, due 12/20/47	173,535	156,931
3.00%, due 2/20/48	190,741	172,223
3.00%, due 3/20/48	223,472	202,070
3.00%, due 9/20/51	1,404,025	1,259,342
3.50%, due 11/20/42	104,500	97,110
3.50%, due 9/20/44	142,983	134,216
3.50%, due 11/20/45	160,178	150,016
3.50%, due 7/20/46	16,501	15,454
3.50%, due 10/20/46	17,590	16,474
3.50%, due 11/20/46	214,275	200,971
3.50%, due 1/20/47	242,161	227,073
3.50%, due 5/20/47	176,000	165,335
3.50%, due 9/20/47	174,546	163,040
3.50%, due 10/20/47	314,053	293,902
3.50%, due 12/20/47	155,929	146,050
3.50%, due 7/20/48	84,585	78,960
3.50%, due 10/20/48	89,275	83,549
4.00%, due 12/20/46	14,758	14,152
4.00%, due 1/20/47	111,181	106,612
4.00%, due 2/20/47	26,882	25,776
	Principal Amount	Value

Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
GNMA II, Single Family, 30 Year (continued)
4.00%, due 3/20/47	$ 19,723	$ 18,936
4.00%, due 4/20/47	42,298	40,574
4.00%, due 5/20/47	35,730	34,295
4.00%, due 7/20/47	13,981	13,420
4.00%, due 11/20/47	175,202	168,162
4.00%, due 12/20/47	38,282	36,743
4.00%, due 4/20/48	129,883	124,472
4.00%, due 5/20/48	57,846	55,487
4.00%, due 6/20/48	24,145	23,054
4.00%, due 8/20/48	163,603	156,729
4.00%, due 9/20/48	87,758	83,728
4.00%, due 3/20/49	22,092	21,124
4.50%, due 8/20/46	50,977	50,527
4.50%, due 4/20/47	40,452	39,870
4.50%, due 11/20/47	37,076	36,325
4.50%, due 1/20/48	84,995	83,254
4.50%, due 3/20/48	35,945	35,215
4.50%, due 5/20/48	29,505	28,881
4.50%, due 6/20/48	48,521	47,464
5.00%, due 8/20/45	64,347	64,853
5.00%, due 11/20/46	40,216	40,863
5.00%, due 11/20/47	36,823	36,769
5.00%, due 3/20/48	21,712	21,746
5.00%, due 6/20/48	44,959	44,803
		14,772,090
United States Treasury Bonds 4.1%
U.S. Treasury Bonds
2.75%, due 8/15/47	235,000	189,028
2.75%, due 11/15/47	300,000	241,301
2.875%, due 11/15/46	140,000	115,385
2.875%, due 5/15/49	250,000	206,631
3.00%, due 2/15/47	815,000	686,192
3.00%, due 5/15/47	575,000	484,191
3.00%, due 2/15/48	1,950,000	1,644,170
3.00%, due 8/15/48	715,000	603,225
3.00%, due 2/15/49	845,000	714,586
3.00%, due 8/15/52	1,020,000	867,239
3.125%, due 5/15/48	1,525,000	1,315,491
3.375%, due 11/15/48	550,000	497,041
3.625%, due 5/15/53	1,375,000	1,321,504
4.00%, due 11/15/52	1,900,000	1,951,656
		10,837,640

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Indexed Bond Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes 38.6%
U.S. Treasury Notes
0.125%, due 8/31/23	$ 3,000,000	$ 2,975,412
0.125%, due 10/15/23	6,825,000	6,726,357
0.125%, due 1/15/24	700,000	680,859
0.125%, due 2/15/24	400,000	387,203
0.25%, due 11/15/23	3,000,000	2,944,805
0.25%, due 3/15/24	1,400,000	1,350,562
0.25%, due 5/15/24	1,300,000	1,243,074
0.25%, due 6/15/24	300,000	285,645
0.25%, due 5/31/25	1,850,000	1,692,967
0.25%, due 6/30/25	200,000	182,656
0.25%, due 8/31/25	150,000	136,090
0.375%, due 10/31/23	1,500,000	1,476,445
0.375%, due 4/15/24	1,000,000	961,367
0.375%, due 7/15/24	400,000	379,891
0.375%, due 8/15/24	1,250,000	1,182,617
0.50%, due 11/30/23	500,000	490,156
0.50%, due 8/31/27	800,000	686,313
0.875%, due 1/31/24	1,825,000	1,777,878
1.00%, due 7/31/28	525,000	450,270
1.125%, due 2/29/28	400,000	348,594
1.125%, due 8/31/28	1,330,000	1,145,930
1.25%, due 3/31/28	200,000	175,047
1.25%, due 5/31/28	875,000	763,232
1.25%, due 6/30/28	1,200,000	1,044,563
1.25%, due 9/30/28	485,000	419,847
1.50%, due 2/29/24	1,650,000	1,607,590
1.50%, due 1/31/27	325,000	294,392
1.75%, due 6/30/24	2,875,000	2,772,915
1.75%, due 7/31/24	2,100,000	2,019,773
1.875%, due 8/31/24	650,000	624,508
1.875%, due 2/28/27	475,000	435,404
1.875%, due 2/28/29	1,710,000	1,520,631
2.00%, due 4/30/24	2,535,000	2,464,594
2.125%, due 7/31/24	150,000	144,855
2.25%, due 3/31/24	1,000,000	976,602
2.375%, due 3/31/29	1,550,000	1,415,102
2.375%, due 5/15/29	825,000	752,168
2.50%, due 4/30/24	300,000	292,840
2.50%, due 5/31/24	200,000	194,789
2.50%, due 3/31/27	300,000	281,145
2.625%, due 12/31/23	150,000	148,055
2.625%, due 7/31/29	700,000	646,652
2.75%, due 7/31/23	275,000	274,467
2.75%, due 6/30/25	275,000	263,828
2.75%, due 7/31/27	775,000	730,649
2.75%, due 5/31/29	675,000	628,436
	Principal Amount	Value

United States Treasury Notes (continued)
U.S. Treasury Notes (continued)
2.875%, due 9/30/23	$ 2,875,000	$ 2,857,927
2.875%, due 10/31/23	2,300,000	2,281,762
2.875%, due 11/30/23	600,000	593,883
2.875%, due 5/31/25	300,000	288,750
2.875%, due 6/15/25	750,000	721,436
2.875%, due 4/30/29	400,000	375,094
3.00%, due 7/31/24	1,500,000	1,461,973
3.125%, due 8/15/25	3,175,000	3,066,479
3.125%, due 8/31/29	1,490,000	1,415,209
3.25%, due 8/31/24	1,600,000	1,561,562
3.25%, due 6/30/29	1,275,000	1,219,816
3.375%, due 5/15/33	200,000	192,875
3.50%, due 9/15/25	1,575,000	1,532,426
3.50%, due 1/31/28	1,075,000	1,043,884
3.50%, due 1/31/30	1,810,000	1,756,336
3.50%, due 2/15/33	175,000	170,461
3.625%, due 5/15/26	1,805,000	1,761,003
3.625%, due 3/31/28	250,000	244,180
3.625%, due 5/31/28	250,000	244,531
3.75%, due 4/15/26	1,000,000	978,750
3.75%, due 5/31/30	425,000	419,090
3.875%, due 1/15/26	500,000	490,664
3.875%, due 9/30/29	2,325,000	2,302,113
3.875%, due 11/30/29	1,425,000	1,412,086
4.00%, due 12/15/25	2,500,000	2,460,840
4.00%, due 2/15/26	1,000,000	984,648
4.00%, due 2/29/28	500,000	496,309
4.00%, due 10/31/29	1,520,000	1,516,022
4.00%, due 2/28/30	2,325,000	2,323,365
4.125%, due 6/15/26	2,950,000	2,920,270
4.125%, due 10/31/27	960,000	954,975
4.25%, due 9/30/24	2,375,000	2,343,828
4.25%, due 5/31/25	500,000	493,711
4.25%, due 10/15/25	5,300,000	5,240,789
4.375%, due 10/31/24	1,200,000	1,185,516
4.50%, due 11/15/25	3,000,000	2,984,414
4.625%, due 3/15/26	175,000	175,191
		100,869,343
Total U.S. Government & Federal Agencies (Cost $192,783,752)		182,530,971
Total Long-Term Bonds (Cost $272,882,809)		252,860,037

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Shares	Value
Exchange-Traded Fund 1.7%
iShares iBoxx $ Investment Grade Corporate Bond ETF	39,881	$ 4,312,731
Total Exchange-Traded Fund (Cost $4,014,176)		4,312,731
Total Investments (Cost $276,896,985)	98.4%	257,172,768
Other Assets, Less Liabilities	1.6	4,195,360
Net Assets	100.0%	$ 261,368,128

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2023.
(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2023.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Step coupon—Rate shown was the rate in effect as of June 30, 2023.
(e)	TBA—Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2023, the total net market value was $593,523, which represented 0.2% of the Portfolio’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.
(f)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2023.
(g)	Delayed delivery security.
Futures Contracts
As of June 30, 2023, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 10 Year Notes	74	September 2023	$ 8,447,619	$ 8,307,656	$ (139,963)
U.S. Treasury 5 Year Notes	85	September 2023	9,278,423	9,102,969	(175,454)
U.S. Treasury 10 Year Ultra Bonds	46	September 2023	5,503,514	5,448,125	(55,389)
U.S. Treasury Long Bonds	101	September 2023	12,811,909	12,817,531	5,622
U.S. Treasury Ultra Bonds	11	September 2023	1,480,209	1,498,406	18,197
Total Long Contracts					(346,987)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Indexed Bond Portfolio

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 2 Year Notes	(43)	September 2023	$ (8,860,758)	$ (8,743,781)	$ 116,977
Net Unrealized Depreciation					$ (230,010)

1.	As of June 30, 2023, cash in the amount of $917,239 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2023.
Abbreviation(s):
ETF—Exchange-Traded Fund
FFCB—Federal Farm Credit Bank
FHLMC—Federal Home Loan Mortgage Corp.
GNMA—Government National Mortgage Association
REMIC—Real Estate Mortgage Investment Conduit
TBA—To Be Announced
UMBS—Uniform Mortgage Backed Securities
The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 58,256,567	$ —	$ 58,256,567
Foreign Government Bonds	—	7,554,706	—	7,554,706
Mortgage-Backed Securities	—	4,517,793	—	4,517,793
U.S. Government & Federal Agencies	—	182,530,971	—	182,530,971
Total Long-Term Bonds	—	252,860,037	—	252,860,037
Exchange-Traded Fund	4,312,731	—	—	4,312,731
Total Investments in Securities	4,312,731	252,860,037	—	257,172,768
Other Financial Instruments
Futures Contracts (b)	140,796	—	—	140,796
Total Investments in Securities and Other Financial Instruments	$ 4,453,527	$ 252,860,037	$ —	$ 257,313,564
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (370,806)	$ —	$ —	$ (370,806)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in securities, at value (identified cost $276,896,985)	$257,172,768
Cash	1,939,757
Cash collateral on deposit at broker for futures contracts	917,239
Receivables:
Investment securities sold	3,280,558
Interest	1,663,274
Variation margin on futures contracts	77,265
Other assets	10,503
Total assets	265,061,364
Liabilities
Payables:
Investment securities purchased	3,517,472
Manager (See Note 3)	53,648
Shareholder communication	51,344
Professional fees	31,420
Custodian	14,605
Accrued expenses	24,747
Total liabilities	3,693,236
Net assets	$261,368,128
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 30,047
Additional paid-in-capital	293,351,297
293,381,344
Total distributable earnings (loss)	(32,013,216)
Net assets	$261,368,128
Initial Class
Net assets applicable to outstanding shares	$261,368,128
Shares of beneficial interest outstanding	30,047,471
Net asset value per share outstanding	$ 8.70

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Indexed Bond Portfolio

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 4,217,543
Dividends	91,860
Other	46,060
Total income	4,355,463
Expenses
Manager (See Note 3)	335,353
Professional fees	39,148
Custodian	31,651
Trustees	3,503
Miscellaneous	1,177
Total expenses	410,832
Net investment income (loss)	3,944,631
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(1,077,053)
Futures transactions	(154,589)
Net realized gain (loss)	(1,231,642)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	3,607,380
Futures contracts	(37,407)
Net change in unrealized appreciation (depreciation)	3,569,973
Net realized and unrealized gain (loss)	2,338,331
Net increase (decrease) in net assets resulting from operations	$ 6,282,962
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 3,944,631	$ 5,997,650
Net realized gain (loss)	(1,231,642)	(18,031,556)
Net change in unrealized appreciation (depreciation)	3,569,973	(31,077,237)
Net increase (decrease) in net assets resulting from operations	6,282,962	(43,111,143)
Distributions to shareholders:
Initial Class	—	(11,493,602)
Capital share transactions:
Net proceeds from sales of shares	5,529,027	66,908,730
Net asset value of shares issued to shareholders in reinvestment of distributions	—	11,493,602
Cost of shares redeemed	(23,858,763)	(180,601,111)
Increase (decrease) in net assets derived from capital share transactions	(18,329,736)	(102,198,779)
Net increase (decrease) in net assets	(12,046,774)	(156,803,524)
Net Assets
Beginning of period	273,414,902	430,218,426
End of period	$261,368,128	$ 273,414,902
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Indexed Bond Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.51	$ 10.30	$ 11.25	$ 10.62	$ 9.80	$ 10.04
Net investment income (loss) (a)	0.13	0.19	0.14	0.18	0.27	0.26
Net realized and unrealized gain (loss)	0.06	(1.58)	(0.36)	0.60	0.55	(0.33)
Total from investment operations	0.19	(1.39)	(0.22)	0.78	0.82	(0.07)
Less distributions:
From net investment income	—	(0.28)	(0.31)	(0.13)	—	(0.17)
From net realized gain on investments	—	(0.12)	(0.42)	(0.02)	—	—
Total distributions	—	(0.40)	(0.73)	(0.15)	—	(0.17)
Net asset value at end of period	$ 8.70	$ 8.51	$ 10.30	$ 11.25	$ 10.62	$ 9.80
Total investment return (b)	2.23%(c)	(13.34)%	(1.95)%	7.40%	8.37%(c)	(0.67)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.94%††	2.06%	1.26%	1.59%	2.66%	2.67%
Net expenses (d)	0.31%††	0.32%	0.30%	0.29%	0.30%	0.31%
Portfolio turnover rate	24%	182%(e)	239%(e)	191%(e)	65%(e)	143%(e)
Net assets at end of period (in 000's)	$ 261,368	$ 273,415	$ 430,218	$ 757,632	$ 422,163	$ 362,545

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The portfolio turnover rate not including mortgage dollar rolls were 146%, 55%, 138%, 57% and 104% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Indexed Bond Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share class that has been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 2017
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares.
The Portfolio's investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio's primary benchmark index.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the

26	MainStay VP Indexed Bond Portfolio

risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds,
27

Notes to Financial Statements (Unaudited) (continued)
asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have

28	MainStay VP Indexed Bond Portfolio

minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2023, are shown in the Portfolio of Investments.
(H) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2023, the Portfolio did not have any portfolio securities on loan.
(I) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. During the six-month period ended June 30, 2023, the Portfolio did not invest in Dollar Rolls.
(J) Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Portfolio has sold a security it owns on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of June 30, 2023, are shown in the Portfolio of Investments.
(K) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments
29

Notes to Financial Statements (Unaudited) (continued)
that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets.
(L) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on Secured Overnight Financing Rate ("SOFR") (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Portfolio's investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Portfolio.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Portfolio.
(M) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(N) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities as well as help manage the duration and yield curve of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of June 30, 2023:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$140,796	$140,796
Total Fair Value	$140,796	$140,796

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

30	MainStay VP Indexed Bond Portfolio

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(370,806)	$(370,806)
Total Fair Value	$(370,806)	$(370,806)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Transactions	$(154,589)	$(154,589)
Total Net Realized Gain (Loss)	$(154,589)	$(154,589)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(37,407)	$(37,407)
Total Net Change in Unrealized Appreciation (Depreciation)	$(37,407)	$(37,407)

Average Notional Amount	Total
Futures Contracts Long	$31,904,971
Futures Contracts Short	$ (8,274,968)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the six-month period ended June 30, 2023, the effective management fee rate was 0.25% (exclusive of any applicable waivers/reimbursements).
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.375% of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended June 30, 2023, New York Life Investments earned fees from the Portfolio in the amount of $335,353 and paid the Subadvisor fees of $167,677.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$277,531,891	$624,526	$(20,983,649)	$(20,359,123)
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $20,475,153, as shown in the table below, were available to the extent provided by the regulations to offset future realized
31

Notes to Financial Statements (Unaudited) (continued)
gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$8,597	$11,878
During the year ended December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$ 7,933,251
Long-Term Capital Gains	3,560,351
Total	$11,493,602
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2023, purchases and sales of U.S. government securities were $45,388 and $51,628, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $18,055 and $30,410, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2023 and the year ended December 31, 2022, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	645,085	$ 5,529,027
Shares redeemed	(2,722,343)	(23,858,763)
Net increase (decrease)	(2,077,258)	$ (18,329,736)
Year ended December 31, 2022:
Shares sold	7,946,321	$ 66,908,730
Shares issued to shareholders in reinvestment of distributions	1,386,074	11,493,602
Shares redeemed	(18,986,252)	(180,601,111)
Net increase (decrease)	(9,653,857)	$(102,198,779)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Portfolio, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in

32	MainStay VP Indexed Bond Portfolio

Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2023, events and transactions subsequent to June 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
33

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk. A Portfolio's liquidity risk is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The Board of Trustees of MainStay VP Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
34

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
35

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

2023 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5034973	MSVPIN10-08/23
(NYLIAC) NI555

MainStay VP Janus Henderson Balanced Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended June 30, 2023. Markets reacted positively to several developments – easing inflationary pressures and softening monetary policy – the most prominent among them.
At the start of the reporting period, high levels of inflation had already begun to show signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.06% in June 2022, the annualized U.S. inflation rate as measured by the Consumer Price Index fell to 6.41% in January 2023, and to 2.97% in June 2023, according to the most recent figures. At the same time, the Fed increased the benchmark federal funds rate, from 4.25%–4.50% at the beginning of the reporting period, to 5.00%–5.25% as of June 30, 2023. While the Fed signaled that further rate increases were likely in 2023, the Fed also appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a negative note, rising interest rates contributed to the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry, and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the S&P 500® Index’s strongest sector, followed by consumer discretionary. However, the communications services, utilities and energy sectors lost substantial ground as value-oriented stocks fell out of favor and oil prices declined, with financials and health care shares dipping more mildly. While international markets rose, they generally trailed the U.S. market, with developed international markets outperforming their emerging markets counterparts.
Corporate bond prices trended moderately higher amid high volatility, bolstered by positive inflationary and interest rate trends in the United States while constrained by banking industry turmoil. After years of low yields and tight credit spreads, the sector benefited from more attractive valuations and income opportunities. Markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. Long-term rates remained lower than short-term rates throughout the reporting period, a yield curve inversion that reminded investors of the uncertainties implicit in the current economic environment. U.S. Treasury bonds provided more modest gains, with the positive impact of declining inflation largely balanced by the negative impact of high consumer prices.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the long-term focus, unique perspectives and commitment to client service you expect.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/17/2012	9.24%	10.20%	7.96%	8.60%	0.57%
Service Class Shares	2/17/2012	9.10	9.92	7.69	8.33	0.82

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P 500® Index[2]	16.89%	19.59%	12.31%	12.86%
Bloomberg U.S. Aggregate Bond Index[3]	2.09	-0.94	0.77	1.52
Janus Balanced Composite Index[4]	10.07	10.21	7.37	7.89
Morningstar Moderate Allocation Category Average[5]	7.33	8.56	5.68	6.45

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The S&P 500® Index is the Portfolio's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
4.	The Portfolio has selected the Janus Balanced Composite Index as an additional benchmark. The Janus Balanced Composite Index consists of the S&P 500® Index (55% weighted) and the Bloomberg U.S. Aggregate Bond Index (45% weighted).
5.	The Morningstar Moderate Allocation Category Average is representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These moderate strategies seek to balance preservation of capital with appreciation. They typically expect volatility similar to a strategic equity exposure between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Janus Henderson Balanced Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,092.40	$2.96	$1,021.97	$2.86	0.57%
Service Class Shares	$1,000.00	$1,091.00	$4.25	$1,020.73	$4.11	0.82%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Janus Henderson Balanced Portfolio

Portfolio Composition as of June 30, 2023 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2023 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Bonds, 3.625%-3.875%, due 2/15/43–2/15/53
2.	Microsoft Corp.
3.	UMBS, 30 Year, 2.50%-6.00%, due 2/1/37–6/1/53
4.	Apple, Inc.
5.	U.S. Treasury Notes, 1.125%-4.25%, due 5/31/25–5/15/33
6.	Alphabet, Inc., Class C
7.	UMBS Pool, 30 Year, 2.50%-6.00%, due 4/1/40–7/1/53
8.	Mastercard, Inc., Class A
9.	GNMA II, Single Family, 30 Year, 2.50%-5.00%, due 11/20/46–7/15/53
10.	NVIDIA Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Michael Keough, Jeremiah Buckley, CFA and Greg Wilensky, CFA of Janus Henderson Investors US (“Janus Henderson”) (formerly known as Janus Capital Management LLC), the Portfolio’s Subadvisor.
How did MainStay VP Janus Henderson Balanced Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP Janus Henderson Balanced Portfolio returned 9.24% for Initial Class shares and 9.10% for Service Class shares. Over the same period, both share classes underperformed the 16.89% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and outperformed the 2.09% return of the Bloomberg U.S. Aggregate Bond Index, which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2023, both share classes underperformed the 10.07% return of the Janus Balanced Composite Index, which is an additional benchmark of the Portfolio, and outperformed the 7.33% return of the Morningstar Moderate Allocation Category Average.1
What factors affected the Portfolio’s performance relative to its primary prospectus benchmark during the reporting period?
The Portfolio underperformed the S&P 500® Index primarily due to the Portfolio’s allocation to fixed income, which held back returns against the all-equity Index during a reporting period in which equities posted relatively strong gains. The equity portion of the Portfolio also underperformed the S&P 500® Index, largely due to positioning in the consumer discretionary, industrials and communication services sectors.
During the reporting period, which sectors were the strongest positive contributors to relative performance in the equity portion of Portfolio and which sectors were particularly weak?
The health care sector made the strongest positive contribution to the equity portion of Portfolio relative to S&P 500® Index due to strong stock selection. (Contributions take weightings and total returns into account.) Underweight exposure to the lagging energy sector further enhanced relative performance, although the energy position generated a negative total return. Stock selection made information technology the third-strongest contributing sector to the equity portion of the Portfolio’s relative returns. Zero weight in the utility sector also bolstered relative performance.
Disappointing stock selection led the consumer discretionary sector to detract most significantly from the equity portion of the Portfolio’s performance relative to the Index. The industrial sector produced the second-weakest relative returns, due to both stock selection and an overweight allocation, followed by communication services, based on stock selection and an underweight allocation.
During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?
Shares in consumer technology stock Apple provided the strongest positive contributions to the absolute performance of the equity portion of the Portfolio. The stock benefited from better-than-expected iPhone sales and new, all-time revenue records set by the company’s services business.
A position in productivity software company Microsoft made the second-strongest positive contribution to absolute performance. The stock benefited significantly from the developments in and optimism regarding artificial intelligence (AI)—particularly Microsoft’s integration of AI in its products, such as the Bing search engine. The potential for increased demand for the company’s cloud business, Azure, also supported the stock.
Graphics semiconductor company NVIDIA provided the third-strongest positive contribution to absolute performance. NVIDIA was another significant beneficiary of developments in and optimism regarding AI, given a demand inflection for the company’s graphics processor units used in generative AI applications. The company reported positive quarterly results and issued an encouraging outlook, as investments in generative AI fueled increased demand for its products from data centers, cloud service providers, consumer internet companies and AI startups.
One detractor to absolute performance came from holdings in insurance company UnitedHealth Group, which produced a negative total return. Despite the company’s robust 2022 results and positive guidance for 2023, shares lost ground amid the general shift in investment sentiment away from defensive sectors, in addition to concerns that proposed rates in Medicare Advantage could reduce future profitability.
Shares in pharmaceutical company AbbVie declined as well, detracting from absolute performance. The stock lost ground amid major revenue declines from the company’s best-selling drug, Humira. The drug, which represents the largest asset in AbbVie’s immunology portfolio, faced competition from biosimilar2 rivals in the wake of patent protection expiration.
Holdings in financial services company Charles Schwab also detracted from absolute performance, with another negative total return. Schwab stock declined partly due to lower bank deposit account fees as customers shifted cash balances into higher-yielding assets. Shares were further negatively affected by a general sell-off in financials related to the failures of Silicon Valley Bank (SVB) and Signature Bank, as investors considered the broader implications for the banking industry. Concerns that the

1.	See page 5 for more information on benchmark and peer group returns.
2.	A biosimilar is a biologic medical product that is almost an identical copy of an original product that is manufactured by a different company. Biosimilars are officially approved versions of original "innovator" products and can be manufactured when the original product's patent expires.
8	MainStay VP Janus Henderson Balanced Portfolio

earnings tailwind from higher interest rates could slow if rates decline also undermined the stock price.
Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?
The equity portion of the Portfolio initiated a position in beverage maker The Coca-Cola Company. We added the position largely from a defensive standpoint to counter a reduction in exposure to pharmaceutical names. In our opinion, Coca-Cola’s business remains healthy, with the ability to pass on pricing to offset cost increases. Recovery in some of the company’s markets that were constrained due to the pandemic appear positive as well, along with measures from new management to improve cash flow conversion and potentially return cash to shareholders. The Portfolio also initiated a position in computer software company Oracle. The company is an AI enabler, and we expect acceleration in its cloud and software businesses to continue. We also expect the company will return excess cash to shareholders in the form of dividends and share buybacks.
Among significant sales, we closed an underweight position in e-commerce company Amazon; this reflected our belief that the optimism regarding the company’s retail margin improvement is excessive and likely to fall short of expectations. We had additional concerns about margin compression as Amazon invests heavily in its cloud business, reducing the company’s balance sheet flexibility. We also sold the Portfolio’s position in Parker-Hannifin, a manufacturer of motion and control technologies and systems that provides precision-engineered solutions for a wide variety of mobile, industrial and aerospace markets. The sale reduced the Portfolio’s capital goods exposure in light of weakening manufacturing data points.
How did sector weightings change in the equity portion of the Portfolio during the reporting period?
During the reporting period, the equity portion of the Portfolio increased its exposure to financials, information technology and consumer staples, while decreasing its exposure to consumer discretionary, health care and industrials.
How was the equity portion of the Portfolio positioned at the end of the reporting period?
As of June 30, 2023, relative to the S&P 500® Index, the largest overweight position in the equity portion of the Portfolio was in financials, while the second largest overweight position was in consumer staples. The most significantly underweight positions as of the same date were in energy and materials. As of June 30,
2023, the Portfolio did not hold stocks in the utilities or real estate sectors.
What was the duration3 strategy of the fixed-income portion of the Portfolio during the reporting period?
The fixed-income portion of Portfolio began 2023 with underweight exposure to duration relative to the Bloomberg U.S. Aggregate Bond Index, and the Portfolio remained underweight to duration throughout the reporting period. We actively managed duration amid the excessive volatility in Treasury rates, adding during the rate sell-off in February. In the middle of the reporting period, we adopted a neutral yield curve4 stance, expecting little additional flattening as the yield curve reached extreme levels of inversion. Later in the reporting period, we incrementally increased duration and began to prepare for a modestly steeper yield curve, given the growing possibility that the Fed was nearing the end of its hiking cycle, as well as the fact that curve inversion levels reverted to where they had been before the regional banking crisis in March. We grew more comfortable with duration risk following the rapid rise in 10-year Treasury yields in the second quarter of 2023.
Although duration positioning detracted modestly from performance relative to the Bloomberg U.S. Aggregate Bond Index during the first half of the reporting period, duration positioning contributed positively to relative results for the reporting period as a whole. The duration of the fixed income portion of the Portfolio stood at 5.98 years, or approximately 96% of the Bloomberg U.S. Aggregate Bond Index duration, as of the end of the reporting period.
What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?
The outlook for recession and inflation data, Fed policy, yield-curve shifts and instability in the banking sector all played a role in our dynamic adjustment of allocations throughout the reporting period. We actively managed duration, for example, adding amid the rate sell-off in February, and positioning for a potentially steeper yield curve as inflation decreased, and the Fed appeared closer to the end of its hiking cycle, raising the probability of interest rate cuts.
Within the Portfolio’s spread risk allocation, we maintained a defensive stance, largely preferring exposure to securitized credit relative to corporate credit, in the belief that valuations on the former were attractively valued and better reflected the risk of recession. We added agency mortgage-backed securities (MBS) in the middle of the reporting period, taking advantage of sector
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
9

weakness resulting from supply concerns as the Federal Deposit Insurance Corporation looked to unwind SVB’s loan book.
Within corporate credit, we added exposure to utilities and health care, believing these sectors would likely fare better in a low-growth environment. We also pursued select opportunities in the new issue market and sought to capitalize on attractive new issues in banking and industrial names. Within banking, we consolidated exposure in companies we believed were best positioned to navigate a more challenging lending environment.
During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?
Strong security selection within commercial mortgage-backed securities (CMBS) was among the top relative contributors to performance for the fixed income portion of the Portfolio versus the Bloomberg U.S. Aggregate Bond Index. We focused the allocation on sectors with strong fundamentals, such as multi-family housing, industrial and hospitality, with negligible exposure to the troubled office sector. An out-of-Index allocation to collateralized mortgage obligations (CMOs) also added to relative returns, as did underweight allocation to U.S. Treasury securities in the prevailing risk-on environment (where investors in the financial markets are willing to take on risk).
Conversely, underweight allocation to investment-grade corporate credit detracted on a relative basis. A small position in SVB—which we had materially reduced prior to the bank’s failure and fully exited by mid-March—generated negative returns and weighed on relative results. While an allocation to MBS generated a positive return, security selection in the sector detracted relative to the Index.
Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?
We believed that securitized credit was generally attractively valued, with valuations reflecting the risk of recession. Accordingly, we added to the Portfolio’s exposure to mortgages, including MBS, non-agency MBS, and CMBS. We also added selectively to corporate credit in sectors expected to fare better in a low-growth environment, such as utilities and health care.
Liquidity concerns in the banking industry led us to consolidate the Portfolio’s exposure in banks we believed were best positioned to navigate a more challenging lending environment. As mentioned above, we materially reduced a small position in SVB prior to the bank’s failure and fully exited the position by mid-March. We also reduced the Portfolio’s exposure to Treasury securities during the reporting period.
During the reporting period, how did sector (or industry) weightings change in the fixed-income portion of the Portfolio?
On a corporate industry basis, the fixed-income portion of the Portfolio added exposure in technology and health care-related industries, while reducing exposure to finance companies and independent energy.
How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?
As of June 30, 2023, relative to the Bloomberg U.S. Aggregate Bond Index, the fixed-income portion of the Portfolio held underweight allocation to Treasury securities and government-related securities, an approximately neutral allocation to corporate credit and an overweight allocation to MBS, asset-backed securities and CMBS. The fixed-income portion of the Portfolio held out-of-Index positions in CMOs, collateralized loan obligations and cash, in addition to a very small out-of-Index position in high-yield corporates.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Janus Henderson Balanced Portfolio

Portfolio of Investments June 30, 2023†^(Unaudited)
	Principal Amount	Value
Long-Term Bonds 37.5%
Asset-Backed Securities 2.3%
Automobile Asset-Backed Securities 0.6%
ACC Auto Trust
Series 2022-A, Class A
4.58%, due 7/15/26 (a)	$ 249,464	$ 245,739
Arivo Acceptance Auto Loan Receivables Trust
Series 2022-1A, Class A
3.93%, due 5/15/28 (a)	294,563	285,938
Carvana Auto Receivables Trust
Series 2021-P4, Class A2
0.82%, due 4/10/25	48,836	48,756
Exeter Automobile Receivables Trust
Series 2021-1A, Class D
1.08%, due 11/16/26	674,000	640,673
Series 2019-1A, Class E
5.20%, due 1/15/26 (a)	485,000	484,212
Foursight Capital Automobile Receivables Trust
Series 2021-1, Class B
0.87%, due 1/15/26 (a)	175,036	173,900
JPMorgan Chase Bank NA (a)
Series 2021-1, Class B
0.875%, due 9/25/28	118,207	114,649
Series 2021-2, Class B
0.889%, due 12/26/28	271,536	262,539
LAD Auto Receivables Trust (a)
Series 2021-1A, Class A
1.30%, due 8/17/26	227,169	221,428
Series 2022-1A, Class A
5.21%, due 6/15/27	925,463	914,644
Lendbuzz Securitization Trust (a)
Series 2022-1A, Class A
4.22%, due 5/17/27	770,573	747,025
Series 2023-1A, Class A2
6.92%, due 8/15/28	529,000	524,611
Santander Bank Auto Credit-Linked Notes (a)
Series 2022-A, Class B
5.281%, due 5/15/32	588,972	579,200
Series 2022-B, Class A2
5.587%, due 8/16/32	258,487	255,784
Santander Bank NA
Series 2021-1A, Class B
1.833%, due 12/15/31 (a)	141,649	136,977
Santander Drive Auto Receivables Trust
Series 2020-3, Class D
1.64%, due 11/16/26	1,620,530	1,579,383
Tesla Auto Lease Trust (a)
Series 2021-B, Class A3
0.60%, due 9/22/25	503,000	485,037
	Principal Amount	Value

Automobile Asset-Backed Securities (continued)
Tesla Auto Lease Trust (a) (continued)
Series 2021-B, Class B
0.91%, due 9/22/25	$ 258,000	$ 244,498
Tricolor Auto Securitization Trust
Series 2022-1A, Class A
3.30%, due 2/18/25 (a)	47,425	47,143
Westlake Automobile Receivables Trust
Series 2020-1A, Class D
2.80%, due 6/16/25 (a)	542,168	537,298
		8,529,434
Collateralized Debt Obligations (Commercial Real Estate Collateralized Debt Obligations) 0.0% ‡
VMC Finance LLC
Series 2021-HT1, Class A
6.807% (1 Month LIBOR + 1.65%), due 1/18/37 (a)(b)	595,954	576,829
Credit Card Asset-Backed Security 0.1%
Mercury Financial Credit Card Master Trust
Series 2023-1A, Class A
8.04%, due 9/20/27 (a)	1,065,000	1,063,701
Other Asset-Backed Securities 1.6%
Affirm Asset Securitization Trust
Series 2021-B, Class A
1.03%, due 8/17/26 (a)	721,000	701,387
American Tower Trust #1
5.49%, due 3/15/28 (a)	2,081,000	2,082,684
Aqua Finance Trust
Series 2021-A, Class A
1.54%, due 7/17/46 (a)	285,662	252,309
ARES LX CLO Ltd.
Series 2021-60A, Class A
6.382% (3 Month LIBOR + 1.12%), due 7/18/34 (a)(b)	322,000	314,693
CBAM Ltd. (a)(b)
Series 2019-11RA, Class A1
6.43% (3 Month LIBOR + 1.18%), due 1/20/35	1,569,000	1,542,578
Series 2019-11RA, Class B
7.00% (3 Month LIBOR + 1.75%), due 1/20/35	400,456	383,245
CF Hippolyta Issuer LLC (a)
Series 2021-1A, Class A1
1.53%, due 3/15/61	951,872	824,666
Series 2021-1A, Class B1
1.98%, due 3/15/61	360,015	304,643

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
CF Hippolyta Issuer LLC (a) (continued)
Series 2022-1A, Class A1
5.97%, due 8/15/62	$ 1,257,567	$ 1,224,865
Series 2022-1A, Class A2
6.11%, due 8/15/62	2,900,123	2,811,439
CIFC Funding Ltd. (a)(b)
Series 2021-7A, Class A1
6.403% (3 Month LIBOR + 1.13%), due 1/23/35	483,000	475,011
Series 2021-7A, Class B
6.873% (3 Month LIBOR + 1.60%), due 1/23/35	323,837	313,473
Consumer Loan Underlying Bond CLUB Credit Trust
Series 2019-P2, Class C
4.41%, due 10/15/26 (a)	68,272	68,124
CP EF Asset Securitization I LLC
Series 2022-1A, Class A
5.96%, due 4/15/30 (a)	393,662	386,983
Diamond Infrastructure Funding LLC
Series 2021-1A, Class A
1.76%, due 4/15/49 (a)	1,031,000	885,060
Domino's Pizza Master Issuer LLC
Series 2018-1A, Class A2I
4.116%, due 7/25/48 (a)	884,330	837,493
Elmwood CLO II Ltd.
Series 2019-2A, Class AR
6.40% (3 Month LIBOR + 1.15%), due 4/20/34 (a)(b)	485,000	477,608
HPS Loan Management Ltd.
Series 2021-16A, Class B
6.973% (3 Month LIBOR + 1.70%), due 1/23/35 (a)(b)	310,367	299,960
Libra Solutions LLC (a)
Series 2022-1A, Class A
4.75%, due 5/15/34	227,452	223,881
Series 2022-2A, Class A
6.85%, due 10/15/34	267,415	263,948
LL ABS Trust
Series 2022-2A, Class A
6.63%, due 5/15/30 (a)	213,520	213,438
Logan CLO II Ltd.
Series 2021-2A, Class A
6.40% (3 Month LIBOR + 1.15%), due 1/20/35 (a)(b)	761,109	747,038
Marlette Funding Trust
Series 2023-2A, Class B
6.54%, due 6/15/33 (a)	338,000	335,846
	Principal Amount	Value

Other Asset-Backed Securities (continued)
New Economy Assets Phase 1 Sponsor LLC
Series 2021-1, Class B1
2.41%, due 10/20/61 (a)	$ 514,000	$ 428,026
NRZ Excess Spread-Collateralized Notes (a)
Series 2021-FHT1, Class A
3.104%, due 7/25/26	483,859	430,733
Series 2020-PLS1, Class A
3.844%, due 12/25/25	202,327	187,834
Oak Street Investment Grade Net Lease Fund
Series 2020-1A, Class A1
1.85%, due 11/20/50 (a)	800,247	710,295
Octagon Investment Partners 48 Ltd.
Series 2020-3A, Class AR
6.40% (3 Month LIBOR + 1.15%), due 10/20/34 (a)(b)	454,000	445,244
Pagaya AI Debt Trust
Series 2022-1, Class A
2.03%, due 10/15/29 (a)	328,262	319,538
Regatta XXIII Funding Ltd. (a)(b)
Series 2021-4A, Class A1
6.40% (3 Month LIBOR + 1.15%), due 1/20/35	1,413,000	1,388,240
Series 2021-4A, Class B
6.95% (3 Month LIBOR + 1.70%), due 1/20/35	343,955	334,136
Theorem Funding Trust
Series 2021-1A, Class A
1.21%, due 12/15/27 (a)	133,246	132,445
THL Credit Wind River CLO Ltd.
Series 2019-1A, Class AR
6.41% (3 Month LIBOR + 1.16%), due 7/20/34 (a)(b)	448,000	436,562
Upstart Securitization Trust (a)
Series 2021-4, Class A
0.84%, due 9/20/31	157,612	154,862
Series 2021-5, Class A
1.31%, due 11/20/31	121,998	119,277
Series 2022-1, Class A
3.12%, due 3/20/32	641,873	628,342
Series 2022-2, Class A
4.37%, due 5/20/32	852,575	843,427
Vantage Data Centers Issuer LLC
Series 2020-1A, Class A2
1.645%, due 9/15/45 (a)	1,091,000	977,758
Vantage Data Centers LLC
Series 2020-2A, Class A2
1.992%, due 9/15/45 (a)	705,000	593,315

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
VCAT LLC
Series 2021-NPL1, Class A1
2.289%, due 12/26/50 (a)(c)	$ 132,262	$ 126,717
Westgate Resorts LLC
Series 2022-1A, Class A
1.788%, due 8/20/36 (a)	246,452	232,120
		24,459,243
Total Asset-Backed Securities (Cost $36,012,345)		34,629,207
Corporate Bonds 9.4%
Aerospace & Defense 0.1%
General Dynamics Corp.
3.50%, due 4/1/27	456,000	435,157
Lockheed Martin Corp.
4.45%, due 5/15/28	540,000	532,287
4.75%, due 2/15/34	812,000	810,040
		1,777,484
Banks 3.0%
Bank of America Corp. (d)
6.204%, due 11/10/28	1,776,000	1,825,460
Series X
6.25%, due 9/5/24 (e)	1,172,000	1,157,350
Bank of Montreal
3.088% (5 Year Treasury Constant Maturity Rate + 1.40%), due 1/10/37 (b)	3,042,000	2,389,147
Bank of New York Mellon Corp. (The) (d)
4.947%, due 4/26/27	806,000	796,057
Series J
4.967%, due 4/26/34	496,000	484,383
BNP Paribas SA (a)
2.591%, due 1/20/28 (d)	728,000	650,621
5.125% (1 Year Treasury Constant Maturity Rate + 1.45%), due 1/13/29 (b)	1,374,000	1,344,472
Citigroup, Inc. (d)
3.887%, due 1/10/28	2,060,000	1,952,067
Series P
5.95%, due 5/15/25 (e)	584,000	560,072
Series M
6.30%, due 5/15/24 (e)	123,000	119,617
	Principal Amount	Value

Banks (continued)
Cooperatieve Rabobank UA
5.564% (1 Year Treasury Constant Maturity Rate + 1.40%), due 2/28/29 (a)(b)	$ 1,986,000	$ 1,959,481
Deutsche Bank AG (d)
3.547%, due 9/18/31	266,000	220,916
7.079%, due 2/10/34	702,000	649,375
Goldman Sachs Group, Inc. (The)
3.50%, due 4/1/25	2,399,000	2,304,456
JPMorgan Chase & Co. (d)
2.956%, due 5/13/31	1,316,000	1,128,405
Series FF
5.00%, due 8/1/24 (e)	441,000	430,802
5.717%, due 9/14/33	2,323,000	2,356,668
Mitsubishi UFJ Financial Group, Inc.
4.788% (1 Year Treasury Constant Maturity Rate + 1.70%), due 7/18/25 (b)	931,000	917,634
Morgan Stanley
1.593%, due 5/4/27 (d)	685,000	613,224
2.188%, due 4/28/26 (d)	1,231,000	1,155,549
2.943%, due 1/21/33 (d)	1,008,000	837,877
3.772%, due 1/24/29 (d)	134,000	125,099
4.35%, due 9/8/26	898,000	867,236
5.05%, due 1/28/27 (d)	404,000	400,634
5.123%, due 2/1/29 (d)	907,000	894,517
5.164%, due 4/20/29 (d)	1,265,000	1,249,549
5.25%, due 4/21/34 (d)	402,000	396,954
5.948% (5 Year Treasury Constant Maturity Rate + 2.43%), due 1/19/38 (b)	346,000	341,516
National Australia Bank Ltd.
2.99%, due 5/21/31 (a)	1,708,000	1,361,559
Nordea Bank Abp
5.375%, due 9/22/27 (a)	1,834,000	1,810,243
PNC Financial Services Group, Inc. (The) (d)
5.068%, due 1/24/34	860,000	824,706
5.582%, due 6/12/29	2,018,000	2,008,503
6.037%, due 10/28/33	556,000	568,995
Royal Bank of Canada
5.00%, due 5/2/33 (f)	2,011,000	1,962,374
State Street Corp.
4.821%, due 1/26/34 (d)	407,000	395,184
Sumitomo Mitsui Financial Group, Inc.
5.71%, due 1/13/30	1,696,000	1,716,313
Truist Financial Corp. (d)
5.867%, due 6/8/34	905,000	905,372
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Truist Financial Corp. (d) (continued)
6.047%, due 6/8/27	$ 779,000	$ 779,323
U.S. Bancorp
2.491% (5 Year Treasury Constant Maturity Rate + 0.95%), due 11/3/36 (b)	1,471,000	1,076,017
5.775%, due 6/12/29 (d)	1,513,000	1,512,548
Westpac Banking Corp.
2.668% (5 Year Treasury Constant Maturity Rate + 1.75%), due 11/15/35 (b)	1,218,000	934,677
		43,984,952
Beverages 0.0% ‡
Diageo Capital plc
1.375%, due 9/29/25	461,000	424,040
Biotechnology 0.3%
Amgen, Inc.
5.15%, due 3/2/28	1,068,000	1,067,038
5.25%, due 3/2/30	851,000	852,698
5.25%, due 3/2/33	550,000	550,702
CSL Finance plc (a)
3.85%, due 4/27/27	364,000	347,393
4.05%, due 4/27/29	753,000	714,465
Illumina, Inc.
5.80%, due 12/12/25	707,000	708,769
Royalty Pharma plc
3.55%, due 9/2/50	899,000	607,032
		4,848,097
Commercial Services 0.2%
CoStar Group, Inc.
2.80%, due 7/15/30 (a)	711,000	586,434
Global Payments, Inc.
2.15%, due 1/15/27	651,000	578,643
4.80%, due 4/1/26	629,000	614,023
GXO Logistics, Inc. (f)
1.65%, due 7/15/26	885,000	769,540
2.65%, due 7/15/31	135,000	104,982
		2,653,622
Computers 0.1%
Leidos, Inc.
2.30%, due 2/15/31	250,000	196,987
5.75%, due 3/15/33	832,000	826,545
		1,023,532
	Principal Amount	Value

Cosmetics & Personal Care 0.1%
Haleon US Capital LLC
3.375%, due 3/24/27	$ 753,000	$ 704,644
3.375%, due 3/24/29	480,000	436,138
		1,140,782
Distribution & Wholesale 0.2%
LKQ Corp. (a)
5.75%, due 6/15/28	1,278,000	1,273,843
6.25%, due 6/15/33 (f)	1,199,000	1,208,039
		2,481,882
Diversified Financial Services 0.6%
AerCap Ireland Capital DAC
4.625%, due 10/15/27	610,000	577,980
Air Lease Corp.
1.875%, due 8/15/26	1,020,000	905,830
American Express Co.
5.043%, due 5/1/34 (d)	1,297,000	1,268,624
Capital One Financial Corp.
6.312%, due 6/8/29 (d)	1,452,000	1,442,219
Nasdaq, Inc.
5.35%, due 6/28/28	291,000	291,420
5.55%, due 2/15/34	1,947,000	1,954,658
5.95%, due 8/15/53	919,000	940,955
6.10%, due 6/28/63	390,000	398,795
Rocket Mortgage LLC (a)
2.875%, due 10/15/26 (f)	741,000	655,785
3.875%, due 3/1/31	729,000	591,115
		9,027,381
Electric 0.5%
American Electric Power Co., Inc.
5.625%, due 3/1/33	1,325,000	1,347,073
Duke Energy Corp.
4.30%, due 3/15/28	920,000	883,752
Duquesne Light Holdings, Inc.
2.775%, due 1/7/32 (a)	1,005,000	783,676
Exelon Corp.
5.15%, due 3/15/28	639,000	636,093
5.30%, due 3/15/33	1,023,000	1,019,732
Georgia Power Co.
4.65%, due 5/16/28	681,000	667,233
4.95%, due 5/17/33	1,077,000	1,063,104
National Grid plc
5.602%, due 6/12/28	480,000	482,011
5.809%, due 6/12/33	1,006,000	1,023,694
		7,906,368

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Electronics 0.3%
Trimble, Inc.
4.75%, due 12/1/24	$ 1,238,000	$ 1,215,066
4.90%, due 6/15/28	468,000	456,761
6.10%, due 3/15/33	2,155,000	2,183,511
		3,855,338
Food 0.3%
Albertsons Cos., Inc.
6.50%, due 2/15/28 (a)	871,000	872,446
JBS USA LUX SA (a)
3.00%, due 5/15/32 (f)	795,000	610,123
3.625%, due 1/15/32	551,000	447,103
5.50%, due 1/15/30	1,130,000	1,084,009
Mondelez International, Inc.
2.75%, due 4/13/30	80,000	70,228
Pilgrim's Pride Corp.
6.25%, due 7/1/33	1,429,000	1,384,118
		4,468,027
Hand & Machine Tools 0.1%
Regal Rexnord Corp.
6.05%, due 4/15/28 (a)	1,026,000	1,018,518
Healthcare-Products 0.3%
GE HealthCare Technologies, Inc.
5.65%, due 11/15/27	1,359,000	1,375,651
5.857%, due 3/15/30	1,624,000	1,666,762
5.905%, due 11/22/32	1,364,000	1,426,986
		4,469,399
Healthcare-Services 0.7%
Centene Corp.
2.45%, due 7/15/28	1,025,000	876,125
3.00%, due 10/15/30	1,079,000	899,128
4.25%, due 12/15/27	3,132,000	2,928,279
Elevance Health, Inc.
4.75%, due 2/15/33	1,194,000	1,159,679
HCA, Inc.
3.625%, due 3/15/32 (a)	663,000	575,490
5.20%, due 6/1/28	346,000	343,186
5.375%, due 9/1/26	220,000	218,271
5.50%, due 6/1/33	1,130,000	1,128,081
5.625%, due 9/1/28	310,000	310,237
5.875%, due 2/15/26	286,000	286,181
5.875%, due 2/1/29	459,000	461,979
5.90%, due 6/1/53	673,000	666,706
	Principal Amount	Value

Healthcare-Services (continued)
UnitedHealth Group, Inc.
5.25%, due 2/15/28	$ 598,000	$ 609,676
		10,463,018
Insurance 0.2%
Athene Global Funding (a)
2.646%, due 10/4/31	1,063,000	804,680
2.717%, due 1/7/29	1,235,000	1,005,734
Brown & Brown, Inc.
4.20%, due 3/17/32	369,000	331,372
4.95%, due 3/17/52	1,071,000	916,655
Prudential Financial, Inc.
3.70% (5 Year Treasury Constant Maturity Rate + 3.035%), due 10/1/50 (b)	906,000	764,147
		3,822,588
Investment Companies 0.2%
Ares Capital Corp.
2.875%, due 6/15/27	646,000	559,719
OWL Rock Core Income Corp.
4.70%, due 2/8/27	163,000	147,910
7.75%, due 9/16/27 (a)	973,000	968,075
7.95%, due 6/13/28 (a)	693,000	694,359
		2,370,063
Media 0.1%
Comcast Corp.
4.55%, due 1/15/29	867,000	851,390
4.80%, due 5/15/33	648,000	641,154
Fox Corp.
4.03%, due 1/25/24	429,000	424,702
		1,917,246
Oil & Gas 0.1%
EQT Corp.
5.70%, due 4/1/28 (f)	459,000	453,018
EQT Corp. Placeholder Shares
5.70%, due 7/5/23 (f)(g)(h)(i)	459,000	—
Southwestern Energy Co.
4.75%, due 2/1/32	716,000	631,037
		1,084,055
Pharmaceuticals 0.2%
Pfizer Investment Enterprises Pte. Ltd.
4.45%, due 5/19/28	1,416,000	1,391,774
4.65%, due 5/19/30	794,000	784,523
4.75%, due 5/19/33	1,029,000	1,025,123
		3,201,420
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Pipelines 0.2%
Enbridge, Inc.
5.70%, due 3/8/33	$ 709,000	$ 718,735
Energy Transfer LP
4.95%, due 6/15/28	116,000	112,517
5.55%, due 2/15/28	880,000	877,528
Hess Midstream Operations LP
5.125%, due 6/15/28 (a)	670,000	627,047
Kinder Morgan, Inc.
5.20%, due 6/1/33	1,303,000	1,262,708
		3,598,535
Real Estate 0.2%
CBRE Services, Inc.
5.95%, due 8/15/34	2,507,000	2,475,474
Real Estate Investment Trusts 0.2%
Agree LP
2.00%, due 6/15/28	684,000	569,163
2.60%, due 6/15/33	513,000	394,309
2.90%, due 10/1/30	473,000	394,072
Equinix, Inc.
2.15%, due 7/15/30	623,000	503,478
GLP Capital LP
5.30%, due 1/15/29	86,000	81,885
5.375%, due 4/15/26	381,000	372,966
Sun Communities Operating LP
2.70%, due 7/15/31	1,283,000	1,013,778
		3,329,651
Retail 0.1%
Lowe's Cos., Inc.
5.15%, due 7/1/33	1,334,000	1,333,517
Semiconductors 0.6%
Analog Devices, Inc.
2.95%, due 4/1/25	676,000	649,640
Broadcom, Inc. (a)
2.60%, due 2/15/33	726,000	567,364
3.137%, due 11/15/35	1,460,000	1,119,886
3.469%, due 4/15/34	1,173,000	962,222
Foundry JV Holdco LLC
5.875%, due 1/25/34 (a)	1,972,000	1,964,204
Marvell Technology, Inc.
1.65%, due 4/15/26	793,000	714,244
4.875%, due 6/22/28 (f)	883,000	856,807
Microchip Technology, Inc.
2.67%, due 9/1/23	1,514,000	1,507,759
	Principal Amount	Value

Semiconductors (continued)
Micron Technology, Inc.
5.875%, due 9/15/33	$ 679,000	$ 672,844
6.75%, due 11/1/29	617,000	641,366
		9,656,336
Software 0.3%
Fiserv, Inc.
5.45%, due 3/2/28 (f)	1,105,000	1,110,395
MSCI, Inc. (a)
3.625%, due 9/1/30	1,643,000	1,416,905
3.875%, due 2/15/31	1,122,000	972,242
4.00%, due 11/15/29	104,000	94,122
Workday, Inc.
3.50%, due 4/1/27 (f)	483,000	457,811
		4,051,475
Telecommunications 0.1%
AT&T, Inc.
3.65%, due 9/15/59	105,000	73,103
5.40%, due 2/15/34	1,432,000	1,434,460
		1,507,563
Toys, Games & Hobbies 0.1%
Hasbro, Inc.
3.90%, due 11/19/29	2,072,000	1,872,342
5.10%, due 5/15/44	320,000	281,512
		2,153,854
Total Corporate Bonds (Cost $147,777,100)		140,044,217
Foreign Government Bonds 0.2%
France 0.2%
Electricite de France SA (a)
5.70%, due 5/23/28	557,000	556,159
6.25%, due 5/23/33	873,000	887,473
6.90%, due 5/23/53	838,000	868,356
		2,311,988
Total Foreign Government Bonds (Cost $2,270,865)		2,311,988
Mortgage-Backed Securities 7.8%
Agency (Collateralized Mortgage Obligations) 2.6%
FNMA
REMIC, Series 2018-27, Class EA
3.00%, due 5/25/48	525,603	469,601

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FNMA (continued)
REMIC, Series 2019-71, Class P
3.00%, due 11/25/49	$ 740,755	$ 662,444
GNMA II, Single Family, 30 Year (j)
2.50%, due 7/15/53 TBA	6,748,240	5,843,027
3.50%, due 7/15/53 TBA	5,935,510	5,478,058
4.00%, due 7/15/53 TBA	3,120,650	2,952,793
4.50%, due 7/15/53 TBA	1,844,638	1,780,364
5.00%, due 7/15/53 TBA	1,144,836	1,124,980
UMBS, Single Family, 15 Year (j)
3.00%, due 7/25/38 TBA	1,070,515	998,590
3.50%, due 7/25/38 TBA	4,102,000	3,899,944
4.00%, due 7/25/38 TBA	4,025,000	3,885,226
UMBS, Single Family, 30 Year (j)
4.50%, due 8/25/53 TBA	4,002,540	3,849,943
5.00%, due 8/25/53 TBA	2,570,112	2,518,710
5.50%, due 8/25/53 TBA	2,115,186	2,104,610
6.00%, due 8/25/53 TBA	2,843,000	2,867,432
		38,435,722
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.4%
280 Park Avenue Mortgage Trust
Series 2017-280P, Class A
6.073% (1 Month LIBOR + 0.88%), due 9/15/34 (a)(b)	699,152	677,930
BBCMS Trust
Series 2015-SRCH, Class A2
4.197%, due 8/10/35 (a)	875,000	774,893
BPR Trust
Series 2022-OANA, Class A
7.045% (1 Month SOFR + 1.898%), due 4/15/37 (a)(b)	1,896,000	1,839,125
BX Commercial Mortgage Trust (a)(b)
Series 2021-VINO, Class A
5.845% (1 Month LIBOR + 0.652%), due 5/15/38	1,119,000	1,090,115
Series 2021-VOLT, Class B
6.143% (1 Month LIBOR + 0.95%), due 9/15/36	937,000	897,028
Series 2019-XL, Class A
6.181% (1 Month SOFR + 1.034%), due 10/15/36	1,293,478	1,285,433
Series 2020-VKNG, Class A
6.191% (1 Month SOFR + 1.044%), due 10/15/37	183,076	180,774
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Commercial Mortgage Trust (a)(b) (continued)
Series 2019-XL, Class B
6.341% (1 Month SOFR + 1.194%), due 10/15/36	$ 411,400	$ 407,633
Series 2021-VOLT, Class D
6.843% (1 Month LIBOR + 1.65%), due 9/15/36	984,000	930,298
Series 2023-VLT2, Class A
7.428% (1 Month SOFR + 2.281%), due 6/15/40	328,000	326,767
Series 2023-VLT2, Class B
8.276% (1 Month SOFR + 3.129%), due 6/15/40	729,000	726,000
BX Trust (a)
Series 2019-OC11, Class B
3.605%, due 12/9/41	284,000	243,618
Series 2019-OC11, Class C
3.856%, due 12/9/41	564,000	478,013
Series 2022-FOX2, Class A2
5.896% (1 Month SOFR + 0.749%), due 4/15/39 (b)	1,185,991	1,137,954
Series 2021-LBA, Class AJV
6.061% (1 Month SOFR + 0.914%), due 2/15/36 (b)	1,118,000	1,083,663
Series 2021-LBA, Class AV
6.061% (1 Month SOFR + 0.914%), due 2/15/36 (b)	1,122,000	1,086,266
BXP Trust
Series 2017-GM, Class A
3.379%, due 6/13/39 (a)	396,000	354,754
Cold Storage Trust (a)(b)
Series 2020-ICE5, Class A
6.093% (1 Month LIBOR + 0.90%), due 11/15/37	1,480,384	1,455,269
Series 2020-ICE5, Class B
6.493% (1 Month LIBOR + 1.30%), due 11/15/37	657,621	646,051
Series 2020-ICE5, Class C
6.843% (1 Month LIBOR + 1.65%), due 11/15/37	660,570	647,703
Credit Suisse Mortgage Capital Certificates (a)(b)
Series 2019-ICE4, Class A
6.173% (1 Month LIBOR + 0.98%), due 5/15/36	1,555,131	1,547,368
Series 2019-ICE4, Class C
6.623% (1 Month LIBOR + 1.43%), due 5/15/36	332,174	328,590
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
CSMC Trust
Series 2021-WEHO, Class A
9.231% (1 Month SOFR + 4.084%), due 4/15/26 (a)(b)	$ 668,777	$ 648,995
Extended Stay America Trust
Series 2021-ESH, Class A
6.274% (1 Month LIBOR + 1.08%), due 7/15/38 (a)(b)	520,418	510,131
Great Wolf Trust (a)(b)
Series 2019-WOLF, Class A
6.295% (1 Month SOFR + 1.148%), due 12/15/36	695,000	686,659
Series 2019-WOLF, Class B
6.595% (1 Month SOFR + 1.448%), due 12/15/36	303,000	297,796
Series 2019-WOLF, Class C
6.894% (1 Month SOFR + 1.747%), due 12/15/36	337,000	330,618
J.P. Morgan Chase Commercial Mortgage Securities Trust (a)
Series 2020-ACE, Class A
3.287%, due 1/10/37	1,235,000	1,162,222
Series 2020-ACE, Class B
3.64%, due 1/10/37	840,000	777,180
Life Mortgage Trust (a)(b)
Series 2021-BMR, Class A
5.961% (1 Month SOFR + 0.814%), due 3/15/38	2,072,101	2,018,759
Series 2021-BMR, Class C
6.361% (1 Month SOFR + 1.214%), due 3/15/38	908,264	874,335
Series 2022-BMR2, Class A1
6.442% (1 Month SOFR + 1.295%), due 5/15/39	1,231,000	1,204,461
Series 2022-BMR2, Class B
6.941% (1 Month SOFR + 1.794%), due 5/15/39	357,000	348,719
Med Trust (a)(b)
Series 2021-MDLN, Class A
6.144% (1 Month LIBOR + 0.95%), due 11/15/38	289,610	280,742
Series 2021-MDLN, Class E
8.344% (1 Month LIBOR + 3.15%), due 11/15/38	1,255,972	1,186,660
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
MHC Commercial Mortgage Trust (a)(b)
Series 2021-MHC, Class A
6.062% (1 Month SOFR + 0.915%), due 4/15/38	$ 1,662,744	$ 1,631,990
Series 2021-MHC, Class C
6.612% (1 Month SOFR + 1.465%), due 4/15/38	938,912	915,366
SMRT
Series 2022-MINI, Class A
6.147% (1 Month SOFR + 1.00%), due 1/15/39 (a)(b)	1,975,000	1,913,073
SREIT Trust
Series 2021-MFP, Class A
5.924% (1 Month LIBOR + 0.731%), due 11/15/38 (a)(b)	136,000	132,100
TPI Re-REMIC Trust (a)
Series 2022-FRR1, Class AK33
(zero coupon), due 7/25/46	480,000	477,565
Series 2022-FRR1, Class AK34
(zero coupon), due 7/25/46	395,000	392,996
Series 2022-FRR1, Class AK35
(zero coupon), due 8/25/46	536,000	530,082
VASA Trust
Series 2021-VASA, Class A
6.093% (1 Month LIBOR + 0.90%), due 7/15/39 (a)(b)	525,000	461,302
Wells Fargo Commercial Mortgage Trust
Series 2021-SAVE, Class A
6.343% (1 Month LIBOR + 1.15%), due 2/15/40 (a)(b)	349,064	328,129
		35,255,125
Whole Loan (Collateralized Mortgage Obligations) 2.8%
A&D Mortgage Trust
Series 2023-NQM2, Class A1
6.132%, due 5/25/68 (a)(c)	1,066,935	1,053,423
Angel Oak Mortgage Trust (a)(k)
Series 2020-3, Class A2
2.41%, due 4/25/65	181,141	165,223
Series 2019-5, Class A1
2.593%, due 10/25/49	81,344	77,492
Series 2019-6, Class A1
2.62%, due 11/25/59	73,622	69,653
Bayview MSR Opportunity Master Fund Trust (a)
Series 2022-2, Class A1
3.00%, due 12/25/51 (k)	1,782,010	1,496,261

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Bayview MSR Opportunity Master Fund Trust (a) (continued)
Series 2021-5, Class AF
5.00% (SOFR 30A + 0.85%), due 11/25/51 (b)	$ 895,333	$ 820,082
Chase Mortgage Finance Corp.
Series 2021-CL1, Class M1
6.267% (SOFR 30A + 1.20%), due 2/25/50 (a)(b)	899,201	822,369
CIM Trust (a)(c)
Series 2021-NR1, Class A1
2.569%, due 7/25/55	399,402	385,031
Series 2021-NR4, Class A1
2.816%, due 10/25/61	280,313	261,276
COLT Mortgage Loan Trust (a)(k)
Series 2020-3, Class A1
1.506%, due 4/27/65	62,189	57,553
Series 2020-2, Class A1
1.853%, due 3/25/65	7,140	7,081
Connecticut Avenue Securities Trust (a)(b)
Series 2021-R03, Class 1M2
6.717% (SOFR 30A + 1.65%), due 12/25/41	612,000	592,162
Series 2022-R05, Class 2M1
6.967% (SOFR 30A + 1.90%), due 4/25/42	548,257	549,554
Series 2022-R04, Class 1M1
7.067% (SOFR 30A + 2.00%), due 3/25/42	508,998	510,151
Series 2022-R03, Class 1M1
7.167% (SOFR 30A + 2.10%), due 3/25/42	1,182,404	1,186,931
Series 2019-R07, Class 1M2
7.25% (1 Month LIBOR + 2.10%), due 10/25/39	34,558	34,612
Series 2019-R03, Class 1M2
7.30% (1 Month LIBOR + 2.15%), due 9/25/31	20,360	20,386
Series 2023-R04, Class 1M1
7.367% (SOFR 30A + 2.30%), due 5/25/43	955,469	959,976
Series 2019-R02, Class 1M2
7.45% (1 Month LIBOR + 2.30%), due 8/25/31	4,834	4,834
Series 2023-R01, Class 1M1
7.467% (SOFR 30A + 2.40%), due 12/25/42	1,562,231	1,571,484
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
Connecticut Avenue Securities Trust (a)(b) (continued)
Series 2018-R07, Class 1M2
7.55% (1 Month LIBOR + 2.40%), due 4/25/31	$ 51,956	$ 52,117
Series 2022-R09, Class 2M1
7.567% (SOFR 30A + 2.50%), due 9/25/42	1,170,114	1,175,602
Series 2023-R03, Class 2M1
7.567% (SOFR 30A + 2.50%), due 4/25/43	791,536	798,642
Series 2022-R08, Class 1M1
7.617% (SOFR 30A + 2.55%), due 7/25/42	319,947	324,472
Series 2022-R06, Class 1M1
7.817% (SOFR 30A + 2.75%), due 5/25/42	385,398	392,899
Series 2022-R02, Class 2M2
8.067% (SOFR 30A + 3.00%), due 1/25/42	706,000	699,618
Series 2022-R05, Class 2M2
8.067% (SOFR 30A + 3.00%), due 4/25/42	521,000	519,049
FHLMC STACR REMIC Trust (a)(b)
Series 2021-DNA7, Class M1
5.917% (SOFR 30A + 0.85%), due 11/25/41	650,510	642,580
Series 2021-HQA4, Class M1
6.017% (SOFR 30A + 0.95%), due 12/25/41	1,229,979	1,193,188
Series 2022-DNA2, Class M1A
6.367% (SOFR 30A + 1.30%), due 2/25/42	256,353	254,884
Series 2022-DNA3, Class M1A
7.067% (SOFR 30A + 2.00%), due 4/25/42	244,605	245,292
Series 2020-DNA6, Class M2
7.067% (SOFR 30A + 2.00%), due 12/25/50	801,784	804,032
Series 2022-HQA1, Class M1A
7.167% (SOFR 30A + 2.10%), due 3/25/42	505,788	506,739
Series 2022-DNA6, Class M1A
7.217% (SOFR 30A + 2.15%), due 9/25/42	195,915	197,098
Series 2021-HQA1, Class M2
7.317% (SOFR 30A + 2.25%), due 8/25/33	1,341,667	1,321,608
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR REMIC Trust (a)(b) (continued)
Series 2022-HQA3, Class M1A
7.367% (SOFR 30A + 2.30%), due 8/25/42	$ 365,618	$ 367,899
Series 2022-DNA5, Class M1A
8.017% (SOFR 30A + 2.95%), due 6/25/42	766,347	780,166
Series 2020-HQA2, Class M2
8.25% (1 Month LIBOR + 3.10%), due 3/25/50	249,499	255,884
FHLMC STACR Trust
Series 2019-DNA4, Class M2
7.10% (1 Month LIBOR + 1.95%), due 10/25/49 (a)(b)	11,312	11,326
FHLMC Structured Agency Credit Risk Debt Notes (a)(b)
Series 2023-DNA2, Class M1A
7.167% (SOFR 30A + 2.10%), due 4/25/43	407,630	408,761
Series 2021-DNA2, Class M2
7.367% (SOFR 30A + 2.30%), due 8/25/33	1,818,137	1,819,275
Series 2020-HQA5, Class M2
7.667% (SOFR 30A + 2.60%), due 11/25/50	880,298	893,502
Series 2022-HQA2, Class M1A
7.717% (SOFR 30A + 2.65%), due 7/25/42	404,311	411,059
Flagstar Mortgage Trust
Series 2021-13IN, Class A2
3.00%, due 12/30/51 (a)(k)	1,324,887	1,112,439
FNMA
Series 2021-R02, Class 2M2
7.067% (SOFR 30A + 2.00%), due 11/25/41 (a)(b)	1,891,000	1,840,293
GCAT Trust
Series 2022-INV1, Class A1
3.00%, due 12/25/51 (a)(k)	2,376,530	1,995,449
Mello Mortgage Capital Acceptance (a)
Series 2021-INV4, Class A3
2.50%, due 12/25/51 (k)	408,612	327,991
Series 2022-INV1, Class A2
3.00%, due 3/25/52 (k)	1,608,911	1,350,919
Series 2021-INV2, Class A11
5.00% (SOFR 30A + 0.95%), due 8/25/51 (b)	642,084	590,666
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
Mello Mortgage Capital Acceptance (a) (continued)
Series 2021-INV3, Class A11
5.00% (SOFR 30A + 0.95%), due 10/25/51 (b)	$ 797,020	$ 733,228
New Residential Mortgage Loan Trust
Series 2018-2A, Class A1
4.50%, due 2/25/58 (a)(k)	134,629	127,259
OBX Trust (a)(k)
Series 2021-INV3, Class A3
2.50%, due 10/25/51	392,351	314,938
Series 2022-INV1, Class A1
3.00%, due 12/25/51	1,804,423	1,515,080
Series 2022-INV1, Class A18
3.00%, due 12/25/51	765,321	615,814
Oceanview Mortgage Trust
Series 2022-1, Class A1
3.00%, due 12/25/51 (a)(k)	964,280	809,656
PRPM LLC (a)(c)
Series 2021-9, Class A1
2.363%, due 10/25/26	740,568	688,155
Series 2021-10, Class A1
2.487%, due 10/25/26	864,905	805,458
Series 2020-4, Class A1
2.951%, due 10/25/25	536,929	529,374
Series 2022-2, Class A1
5.00%, due 3/25/27	1,354,560	1,310,837
RCKT Mortgage Trust (a)
Series 2021-3, Class A21
5.00% (SOFR 30A + 0.80%), due 7/25/51 (b)	571,879	522,115
Series 2023-CES1, Class A1A
6.515%, due 6/25/43 (k)	884,000	880,325
Saluda Grade Alternative Mortgage Trust
Series 2023-SEQ3, Class A1
7.162%, due 6/1/53 (a)(k)	445,313	444,210
Sequoia Mortgage Trust (a)
Series 2013-5, Class A1
2.50%, due 5/25/43 (l)	168,121	141,689
Series 2020-2, Class A19
3.50%, due 3/25/50 (k)	59,343	51,564
Spruce Hill Mortgage Loan Trust (a)(k)
Series 2020-SH1, Class A1
2.521%, due 1/28/50	4,395	4,345
Series 2020-SH1, Class A2
2.624%, due 1/28/50	24,640	24,358
UWM Mortgage Trust (a)
Series 2021-INV4, Class A3
2.50%, due 12/25/51 (k)	314,180	252,191

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
UWM Mortgage Trust (a) (continued)
Series 2021-INV1, Class A9
5.00% (SOFR 30A + 0.90%), due 8/25/51 (b)	$ 768,861	$ 705,502
		42,415,081
Total Mortgage-Backed Securities (Cost $119,948,036)		116,105,928
U.S. Government & Federal Agencies 17.8%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 2.5%
FHLMC Gold Pools, 30 Year
4.00%, due 8/1/48	148,326	142,080
4.00%, due 9/1/48	101,068	96,500
FHLMC Gold Pools, Other
3.00%, due 6/1/43	9,839	8,796
3.50%, due 7/1/42	22,199	20,636
3.50%, due 8/1/42	24,793	23,043
3.50%, due 8/1/42	22,809	21,198
3.50%, due 2/1/43	113,969	105,950
3.50%, due 2/1/44	166,664	154,927
3.50%, due 1/1/47	46,637	43,400
4.50%, due 5/1/44	317,050	310,814
4.50%, due 3/1/50	460,384	436,409
UMBS Pool, 15 Year
2.50%, due 12/1/33	766,281	710,099
2.50%, due 11/1/34	141,211	129,620
2.50%, due 11/1/34	199,552	182,997
3.00%, due 5/1/31	639,967	611,264
3.00%, due 9/1/32	149,590	140,785
3.00%, due 10/1/32	52,998	49,836
3.00%, due 1/1/33	86,248	81,183
3.00%, due 10/1/34	85,941	80,490
3.00%, due 10/1/34	195,625	183,116
UMBS Pool, 30 Year
2.50%, due 8/1/50	66,209	57,227
2.50%, due 8/1/50	23,607	20,404
2.50%, due 9/1/50	120,011	103,729
2.50%, due 6/1/51	1,200,382	1,031,902
2.50%, due 11/1/51	888,473	761,731
2.50%, due 1/1/52	151,104	130,050
2.50%, due 1/1/52	245,615	211,700
2.50%, due 2/1/52	364,412	312,516
2.50%, due 3/1/52	54,786	46,977
3.00%, due 1/1/45	98,866	89,244
3.00%, due 4/1/47	13,554	12,086
	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
UMBS Pool, 30 Year (continued)
3.00%, due 8/1/49	$ 55,338	$ 49,172
3.00%, due 12/1/49	56,836	50,556
3.00%, due 12/1/49	126,767	112,655
3.00%, due 2/1/52	200,389	178,156
3.00%, due 2/1/52	148,591	132,377
3.00%, due 3/1/52	218,501	194,637
3.00%, due 6/1/52	79,327	70,686
3.50%, due 12/1/44	336,127	314,220
3.50%, due 7/1/46	82,629	76,845
3.50%, due 9/1/47	201,323	185,797
3.50%, due 12/1/47	680,800	629,917
3.50%, due 2/1/48	154,101	142,455
3.50%, due 3/1/50	3,038	2,794
3.50%, due 4/1/52	72,796	67,628
3.50%, due 4/1/52	66,209	61,508
3.50%, due 4/1/52	232,025	214,560
3.50%, due 4/1/52	222,480	205,507
3.50%, due 4/1/52	201,558	186,960
3.50%, due 6/1/52	1,014,395	933,143
3.50%, due 6/1/52	421,987	392,301
3.50%, due 7/1/52	3,677,373	3,380,442
3.50%, due 8/1/52	673,044	618,260
4.00%, due 3/1/47	26,271	25,093
4.00%, due 3/1/48	112,272	107,863
4.00%, due 4/1/48	1,885	1,797
4.00%, due 4/1/48	172,015	164,640
4.00%, due 4/1/48	17,727	16,901
4.00%, due 5/1/48	344,943	328,872
4.00%, due 11/1/48	31,662	30,186
4.00%, due 12/1/48	380,692	361,250
4.00%, due 7/1/49	283,723	270,120
4.00%, due 3/1/50	387,037	368,441
4.00%, due 6/1/50	623,950	595,825
4.00%, due 10/1/50	107,644	102,263
4.00%, due 7/1/52	352,111	331,352
4.00%, due 8/1/52	399,755	375,322
4.00%, due 9/1/52	929,465	874,666
4.50%, due 3/1/48	115,115	112,294
4.50%, due 12/1/48	166,732	165,403
4.50%, due 6/1/49	25,442	24,967
4.50%, due 7/1/49	226,970	221,608
4.50%, due 7/1/49	32,224	31,403
4.50%, due 8/1/49	195,027	190,480
4.50%, due 1/1/50	36,035	35,106
4.50%, due 1/1/50	129,110	126,013
4.50%, due 9/1/50	1,119,259	1,092,830
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
UMBS Pool, 30 Year (continued)
4.50%, due 3/1/52	$ 17,840	$ 17,164
4.50%, due 8/1/52	858,293	825,807
4.50%, due 8/1/52	3,885,555	3,738,487
4.50%, due 8/1/52	1,647,483	1,587,164
4.50%, due 10/1/52	546,722	531,779
5.00%, due 9/1/48	8,423	8,337
5.00%, due 8/1/52	873,958	869,552
5.00%, due 10/1/52	22,390	22,068
5.00%, due 10/1/52	737,696	729,302
5.00%, due 10/1/52	1,120,193	1,107,447
5.00%, due 3/1/53	316,544	310,768
5.00%, due 3/1/53	57,247	56,202
5.00%, due 5/1/53	926,356	911,603
5.00%, due 5/1/53	375,882	369,459
5.00%, due 5/1/53	211,656	208,157
5.00%, due 6/1/53	67,154	65,805
5.00%, due 6/1/53	61,753	60,520
5.00%, due 6/1/53	152,884	149,830
5.00%, due 6/1/53	139,648	137,075
5.00%, due 6/1/53	113,951	111,675
5.00%, due 6/1/53	143,687	140,817
5.00%, due 6/1/53	86,337	84,746
5.00%, due 6/1/53	80,498	79,015
5.00%, due 7/1/53	179,003	175,755
5.50%, due 9/1/52	548,530	559,652
5.50%, due 11/1/52	2,513,885	2,534,619
5.50%, due 5/1/53	404,711	407,102
5.50%, due 5/1/53	33,525	33,590
5.50%, due 6/1/53	74,208	74,056
5.50%, due 6/1/53	120,409	119,988
5.50%, due 6/1/53	104,038	103,578
5.50%, due 6/1/53	155,400	154,856
5.50%, due 6/1/53	108,854	108,473
5.50%, due 7/1/53	273,696	272,738
6.00%, due 4/1/40	341,133	355,203
		37,488,369
Federal National Mortgage Association (Mortgage Pass-Through Securities) 5.5%
FNMA, Other
3.00%, due 2/1/43	12,935	11,713
3.00%, due 5/1/43	67,724	61,325
3.00%, due 2/1/57	794,619	701,400
3.00%, due 6/1/57	12,391	10,939
3.50%, due 8/1/56	965,301	884,523
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
FNMA, Other (continued)
4.50%, due 6/1/45	$ 112,334	$ 110,133
4.50%, due 7/1/50	949,475	901,786
5.00%, due 7/1/44	188,501	188,448
UMBS, 15 Year
2.50%, due 11/1/34	194,628	178,479
2.50%, due 12/1/36	1,540,260	1,408,874
3.00%, due 10/1/34	77,885	72,920
3.00%, due 11/1/34	19,063	17,851
3.00%, due 12/1/34	19,633	18,385
UMBS, 30 Year
2.50%, due 8/1/50	128,316	110,908
2.50%, due 8/1/50	3,916,952	3,370,555
2.50%, due 1/1/52	788,284	676,561
2.50%, due 2/1/52	3,883,168	3,330,160
2.50%, due 3/1/52	584,690	501,812
2.50%, due 3/1/52	1,575,322	1,350,969
2.50%, due 3/1/52	45,611	39,288
2.50%, due 3/1/52	126,913	108,822
2.50%, due 3/1/52	109,094	93,633
2.50%, due 3/1/52	1,598,306	1,370,469
2.50%, due 3/1/52	139,098	119,270
3.00%, due 1/1/43	42,782	38,621
3.00%, due 1/1/46	2,065	1,854
3.00%, due 2/1/47	5,597,555	5,053,462
3.00%, due 3/1/47	417,065	373,662
3.00%, due 8/1/49	151,654	134,784
3.00%, due 9/1/49	748,589	665,082
3.00%, due 9/1/49	35,519	32,025
3.00%, due 12/1/51	6,974,339	6,183,396
3.00%, due 3/1/52	747,543	661,105
3.00%, due 4/1/52	645,767	574,996
3.00%, due 4/1/52	543,729	483,230
3.00%, due 4/1/52	1,350,055	1,198,894
3.50%, due 12/1/45	78,917	73,490
3.50%, due 7/1/46	248,707	231,300
3.50%, due 3/1/47	69,099	64,266
3.50%, due 7/1/47	61,124	56,849
3.50%, due 8/1/47	80,666	74,545
3.50%, due 8/1/47	70,081	65,696
3.50%, due 12/1/47	20,921	19,612
3.50%, due 12/1/47	34,236	32,094
3.50%, due 1/1/48	185,870	172,399
3.50%, due 3/1/48	33,567	31,466
3.50%, due 7/1/48	1,557,927	1,447,092
3.50%, due 5/1/49	630,604	581,898
3.50%, due 6/1/49	1,529,624	1,411,832

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Janus Henderson Balanced Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
3.50%, due 12/1/49	$ 1,933,857	$ 1,784,854
3.50%, due 2/1/51	817,068	751,723
3.50%, due 1/1/52	187,057	173,906
3.50%, due 2/1/52	485,967	451,781
3.50%, due 3/1/52	1,089,884	1,002,762
3.50%, due 3/1/52	2,904,279	2,687,165
3.50%, due 3/1/52	332,674	309,163
3.50%, due 4/1/52	108,859	101,201
3.50%, due 4/1/52	308,914	286,981
3.50%, due 4/1/52	549,633	508,401
3.50%, due 4/1/52	89,272	82,574
3.50%, due 4/1/52	183,523	169,708
3.50%, due 4/1/52	413,864	383,031
3.50%, due 5/1/52	309,200	285,610
3.50%, due 5/1/52	512,382	471,009
3.50%, due 6/1/52	1,752,313	1,620,414
3.50%, due 6/1/52	1,026,605	953,050
3.50%, due 7/1/52	254,812	235,047
3.50%, due 7/1/52	2,256,571	2,074,355
3.50%, due 7/1/52	92,980	86,379
3.50%, due 8/1/52	167,273	154,340
3.50%, due 8/1/52	456,066	418,868
3.50%, due 9/1/52	814,357	748,598
4.00%, due 5/1/45	42,995	40,880
4.00%, due 10/1/47	245,755	234,915
4.00%, due 11/1/47	339,869	325,192
4.00%, due 1/1/48	406,162	389,975
4.00%, due 1/1/48	727,856	697,613
4.00%, due 1/1/48	137,918	131,493
4.00%, due 3/1/48	124,656	119,724
4.00%, due 7/1/48	301,139	287,109
4.00%, due 8/1/48	92,568	88,173
4.00%, due 9/1/48	220,923	210,339
4.00%, due 10/1/48	116,493	111,065
4.00%, due 11/1/48	351,443	334,728
4.00%, due 12/1/48	55,759	53,162
4.00%, due 2/1/49	107,990	102,958
4.00%, due 6/1/49	46,363	44,183
4.00%, due 9/1/49	223,527	212,950
4.00%, due 11/1/49	757,182	718,708
4.00%, due 11/1/49	66,993	63,811
4.00%, due 3/1/50	227,135	215,601
4.00%, due 3/1/50	596,198	565,591
4.00%, due 3/1/50	1,104,914	1,053,501
4.00%, due 4/1/50	96,981	91,951
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
4.00%, due 8/1/50	$ 131,459	$ 124,625
4.00%, due 9/1/50	1,259,650	1,191,989
4.00%, due 10/1/50	1,209,978	1,152,135
4.00%, due 3/1/51	3,104,960	2,951,000
4.00%, due 3/1/51	29,809	28,312
4.00%, due 3/1/51	59,990	56,999
4.00%, due 10/1/51	434,311	413,638
4.00%, due 10/1/51	3,167,005	3,005,862
4.00%, due 4/1/52	463,048	439,159
4.00%, due 6/1/52	349,046	328,467
4.00%, due 6/1/52	98,291	92,496
4.00%, due 7/1/52	156,738	147,497
4.50%, due 11/1/42	54,118	53,442
4.50%, due 10/1/44	168,697	165,649
4.50%, due 3/1/45	255,755	251,137
4.50%, due 2/1/46	273,761	270,346
4.50%, due 3/1/48	130,914	128,308
4.50%, due 6/1/48	266,107	260,001
4.50%, due 8/1/48	81,514	79,529
4.50%, due 6/1/49	22,842	22,304
4.50%, due 8/1/49	34,309	33,493
4.50%, due 1/1/50	598,039	586,322
4.50%, due 1/1/50	44,990	43,781
4.50%, due 10/1/50	737,549	720,461
4.50%, due 4/1/52	21,215	20,400
4.50%, due 4/1/52	41,499	40,122
4.50%, due 4/1/52	72,376	69,954
4.50%, due 4/1/52	85,577	82,762
4.50%, due 4/1/52	32,946	31,697
4.50%, due 4/1/52	37,677	36,248
4.50%, due 5/1/52	114,826	110,986
4.50%, due 7/1/52	466,604	448,899
4.50%, due 8/1/52	1,769,293	1,702,326
4.50%, due 11/1/52	1,031,163	1,002,980
4.50%, due 12/1/52	566,826	547,301
5.00%, due 5/1/48	107,160	106,534
5.00%, due 9/1/52	841,022	824,942
5.00%, due 10/1/52	162,844	160,991
5.00%, due 10/1/52	370,378	366,164
5.00%, due 11/1/52	912,116	901,738
5.00%, due 1/1/53	699,140	686,647
5.00%, due 3/1/53	194,724	191,170
5.00%, due 4/1/53	50,737	49,813
5.00%, due 4/1/53	60,464	59,414
5.00%, due 4/1/53	254,591	249,932
5.00%, due 6/1/53	73,932	72,866
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
5.50%, due 9/1/52	$ 2,183,739	$ 2,180,869
5.50%, due 10/1/52	372,543	375,616
5.50%, due 11/1/52	826,755	833,574
5.50%, due 3/1/53	16,233	16,293
5.50%, due 4/1/53	7,736	7,765
5.50%, due 5/1/53	7,503	7,531
5.50%, due 5/1/53	14,533	14,587
6.00%, due 2/1/37	20,335	21,113
		80,905,601
Government National Mortgage Association (Mortgage Pass-Through Securities) 1.0%
GNMA I, 30 Year
4.00%, due 1/15/45	385,049	374,768
4.50%, due 8/15/46	419,940	414,855
GNMA I, Single Family, 30 Year
4.00%, due 7/15/47	268,785	257,877
4.00%, due 8/15/47	33,232	32,039
4.00%, due 11/15/47	20,758	20,155
4.00%, due 12/15/47	67,379	64,492
GNMA II, Single Family, 30 Year
2.50%, due 3/20/51	2,610,017	2,268,965
3.00%, due 11/20/46	2,085,356	1,892,493
3.00%, due 4/20/51	2,023,303	1,818,317
3.00%, due 7/20/51	1,351,794	1,213,299
3.00%, due 8/20/51	3,077,890	2,760,638
3.50%, due 5/20/49	2,813,033	2,622,477
4.00%, due 8/20/47	16,671	15,910
4.00%, due 8/20/47	51,142	48,534
4.00%, due 8/20/47	13,525	12,901
4.00%, due 6/20/48	186,488	178,065
4.50%, due 2/20/48	39,290	38,491
4.50%, due 5/20/48	34,450	33,324
4.50%, due 5/20/48	91,615	88,847
5.00%, due 8/20/48	221,899	220,958
		14,377,405
United States Treasury Bonds 5.4%
U.S. Treasury Bonds
3.625%, due 2/15/53	35,614,500	34,178,791
3.875%, due 2/15/43	20,623,000	20,107,425
3.875%, due 5/15/43	26,750,000	26,102,148
		80,388,364
	Principal Amount	Value

United States Treasury Notes 3.4%
U.S. Treasury Notes
1.125%, due 8/31/28	$ 8,178,100	$ 7,046,264
3.375%, due 5/15/33	10,345,400	9,976,845
3.50%, due 4/30/28 (f)	7,621,400	7,405,857
3.625%, due 5/31/28	9,060,800	8,862,595
3.75%, due 6/30/30	6,731,000	6,641,604
4.00%, due 6/30/28	10,900,000	10,840,391
4.25%, due 5/31/25	356,000	351,522
		51,125,078
Total U.S. Government & Federal Agencies (Cost $272,443,914)		264,284,817
Total Long-Term Bonds (Cost $578,452,260)		557,376,157

	Shares
Common Stocks 61.1%
Aerospace & Defense 1.1%
General Dynamics Corp.	48,267	10,384,645
L3Harris Technologies, Inc.	28,199	5,520,518
		15,905,163
Air Freight & Logistics 1.4%
United Parcel Service, Inc., Class B	115,267	20,661,610
Banks 2.0%
Bank of America Corp.	439,634	12,613,099
JPMorgan Chase & Co.	123,395	17,946,569
		30,559,668
Beverages 1.6%
Coca-Cola Co. (The)	87,672	5,279,608
Constellation Brands, Inc., Class A	26,081	6,419,317
Monster Beverage Corp. (m)	215,978	12,405,776
		24,104,701
Biotechnology 1.0%
AbbVie, Inc.	108,180	14,575,091
Building Products 0.5%
Trane Technologies plc	36,354	6,953,066
Capital Markets 2.5%
Charles Schwab Corp. (The)	60,917	3,452,776
CME Group, Inc.	68,390	12,671,983

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Janus Henderson Balanced Portfolio

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Goldman Sachs Group, Inc. (The)	22,738	$ 7,333,914
Morgan Stanley	162,749	13,898,765
		37,357,438
Chemicals 0.9%
Corteva, Inc.	150,005	8,595,286
Sherwin-Williams Co. (The)	19,084	5,067,184
		13,662,470
Communications Equipment 0.4%
Cisco Systems, Inc.	120,812	6,250,813
Consumer Finance 1.3%
American Express Co.	111,051	19,345,084
Consumer Staples Distribution & Retail 2.1%
Costco Wholesale Corp.	19,296	10,388,580
Dollar General Corp.	67,284	11,423,478
Sysco Corp.	128,680	9,548,056
		31,360,114
Electrical Equipment 0.4%
Rockwell Automation, Inc.	17,836	5,876,070
Electronic Equipment, Instruments & Components 0.6%
TE Connectivity Ltd.	61,572	8,629,932
Entertainment 1.0%
Netflix, Inc. (m)	11,123	4,899,570
Walt Disney Co. (The) (m)	106,161	9,478,054
		14,377,624
Financial Services 2.3%
Mastercard, Inc., Class A	85,962	33,808,855
Food Products 0.6%
Hershey Co. (The)	34,293	8,562,962
Health Care Equipment & Supplies 2.0%
Abbott Laboratories	140,153	15,279,480
Edwards Lifesciences Corp. (m)	53,404	5,037,599
Stryker Corp.	30,700	9,366,263
		29,683,342
Health Care Providers & Services 2.3%
HCA Healthcare, Inc.	20,072	6,091,451
	Shares	Value

Health Care Providers & Services (continued)
UnitedHealth Group, Inc.	58,271	$ 28,007,373
		34,098,824
Hotels, Restaurants & Leisure 3.8%
Booking Holdings, Inc. (m)	3,738	10,093,834
Hilton Worldwide Holdings, Inc.	101,628	14,791,955
McDonald's Corp.	66,867	19,953,781
Starbucks Corp.	121,966	12,081,952
		56,921,522
Household Products 0.9%
Procter & Gamble Co. (The)	89,706	13,611,989
Industrial Conglomerates 0.9%
Honeywell International, Inc.	63,386	13,152,595
Insurance 1.4%
Progressive Corp. (The)	158,671	21,003,280
Interactive Media & Services 2.5%
Alphabet, Inc., Class C (m)	302,913	36,643,386
IT Services 1.3%
Accenture plc, Class A	64,304	19,842,928
Life Sciences Tools & Services 1.2%
Danaher Corp.	18,649	4,475,760
Thermo Fisher Scientific, Inc.	26,199	13,669,328
		18,145,088
Machinery 1.4%
Cummins, Inc.	11,661	2,858,811
Deere & Co.	45,062	18,258,672
		21,117,483
Media 1.2%
Comcast Corp., Class A	440,343	18,296,252
Oil, Gas & Consumable Fuels 1.4%
Chevron Corp.	47,754	7,514,092
ConocoPhillips	127,913	13,253,066
		20,767,158
Pharmaceuticals 2.6%
Eli Lilly & Co.	30,272	14,196,963
Merck & Co., Inc.	154,044	17,775,137
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Zoetis, Inc.	43,388	$ 7,471,847
		39,443,947
Professional Services 0.6%
Automatic Data Processing, Inc.	40,846	8,977,542
Semiconductors & Semiconductor Equipment 5.0%
Advanced Micro Devices, Inc. (m)	51,160	5,827,636
KLA Corp.	15,511	7,523,145
Lam Research Corp.	30,465	19,584,730
NVIDIA Corp.	70,518	29,830,524
Texas Instruments, Inc.	64,881	11,679,878
		74,445,913
Software 6.4%
Cadence Design Systems, Inc. (m)	18,213	4,271,313
Intuit, Inc.	12,049	5,520,731
Microsoft Corp.	235,720	80,272,090
Oracle Corp.	41,179	4,904,007
		94,968,141
Specialty Retail 1.9%
Home Depot, Inc. (The)	46,058	14,307,457
TJX Cos., Inc. (The)	157,907	13,388,935
		27,696,392
Technology Hardware, Storage & Peripherals 3.5%
Apple, Inc.	265,998	51,595,631
Textiles, Apparel & Luxury Goods 1.1%
NIKE, Inc., Class B	145,460	16,054,420
Total Common Stocks (Cost $611,753,501)		908,456,494
Short-Term Investments 4.0%
Affiliated Investment Company 3.7%
MainStay U.S. Government Liquidity Fund, 5.06% (n)	54,129,760	54,129,760
	Shares	Value

Unaffiliated Investment Company 0.3%
Invesco Government & Agency Portfolio, 5.158% (n)(o)	4,802,945	$ 4,802,945
Total Short-Term Investments (Cost $58,932,705)		58,932,705
Total Investments (Cost $1,249,138,466)	102.6%	1,524,765,356
Other Assets, Less Liabilities	(2.6)	(38,910,562)
Net Assets	100.0%	$ 1,485,854,794

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2023.
(c)	Step coupon—Rate shown was the rate in effect as of June 30, 2023.
(d)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2023.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	All or a portion of this security was held on loan. As of June 30, 2023, the aggregate market value of securities on loan was $4,683,120. The Portfolio received cash collateral with a value of $4,802,945. (See Note 2(G))
(g)	Placeholder shares represents future consent fee payment.
(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(i)	Issue in non-accrual status.
(j)	TBA—Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2023, the total net market value was $37,303,677, which represented 2.5% of the Portfolio’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.
(k)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2023.
(l)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2023.
(m)	Non-income producing security.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP Janus Henderson Balanced Portfolio

(n)	Current yield as of June 30, 2023.
(o)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 71,693	$ 166,735	$ (184,298)	$ —	$ —	$ 54,130	$ 1,260	$ —	54,130
Abbreviation(s):
CLO—Collateralized Loan Obligation
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
TBA—To Be Announced
UMBS—Uniform Mortgage Backed Securities
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 34,629,207	$ —	$ 34,629,207
Corporate Bonds	—	140,044,217	—	140,044,217
Foreign Government Bonds	—	2,311,988	—	2,311,988
Mortgage-Backed Securities	—	116,105,928	—	116,105,928
U.S. Government & Federal Agencies	—	264,284,817	—	264,284,817
Total Long-Term Bonds	—	557,376,157	—	557,376,157
Common Stocks	908,456,494	—	—	908,456,494
Short-Term Investments
Affiliated Investment Company	54,129,760	—	—	54,129,760
Unaffiliated Investment Company	4,802,945	—	—	4,802,945
Total Short-Term Investments	58,932,705	—	—	58,932,705
Total Investments in Securities	$ 967,389,199	$ 557,376,157	$ —	$ 1,524,765,356

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP Janus Henderson Balanced Portfolio

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $1,195,008,706) including securities on loan of $4,683,120	$1,470,635,596
Investment in affiliated investment companies, at value (identified cost $54,129,760)	54,129,760
Receivables:
Investment securities sold	31,129,667
Dividends and interest	4,186,915
Portfolio shares sold	425,793
Securities lending	24,965
Other assets	13,212
Total assets	1,560,545,908
Liabilities
Cash collateral received for securities on loan	4,802,945
Due to custodian	14,260
Payables:
Investment securities purchased	68,017,101
Portfolio shares redeemed	891,804
Manager (See Note 3)	651,655
NYLIFE Distributors (See Note 3)	226,975
Professional fees	38,744
Custodian	30,124
Shareholder communication	13,809
Accrued expenses	3,697
Total liabilities	74,691,114
Net assets	$1,485,854,794
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 105,789
Additional paid-in-capital	1,124,041,338
1,124,147,127
Total distributable earnings (loss)	361,707,667
Net assets	$1,485,854,794
Initial Class
Net assets applicable to outstanding shares	$ 361,649,400
Shares of beneficial interest outstanding	25,560,650
Net asset value per share outstanding	$ 14.15
Service Class
Net assets applicable to outstanding shares	$1,124,205,394
Shares of beneficial interest outstanding	80,227,945
Net asset value per share outstanding	$ 14.01

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 11,135,061
Dividends-unaffiliated	6,453,283
Dividends-affiliated	1,260,148
Securities lending, net	49,518
Total income	18,898,010
Expenses
Manager (See Note 3)	3,831,695
Distribution/Service—Service Class (See Note 3)	1,323,834
Professional fees	79,015
Custodian	67,986
Shareholder communication	19,029
Trustees	16,963
Miscellaneous	23,174
Total expenses	5,361,696
Net investment income (loss)	13,536,314
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(549,816)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	111,308,404
Net realized and unrealized gain (loss)	110,758,588
Net increase (decrease) in net assets resulting from operations	$124,294,902
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP Janus Henderson Balanced Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 13,536,314	$ 18,327,740
Net realized gain (loss)	(549,816)	56,703,333
Net change in unrealized appreciation (depreciation)	111,308,404	(356,411,959)
Net increase (decrease) in net assets resulting from operations	124,294,902	(281,380,886)
Distributions to shareholders:
Initial Class	—	(30,995,228)
Service Class	—	(87,814,323)
Total distributions to shareholders	—	(118,809,551)
Capital share transactions:
Net proceeds from sales of shares	80,874,584	160,730,282
Net asset value of shares issued to shareholders in reinvestment of distributions	—	118,809,551
Cost of shares redeemed	(89,115,482)	(215,614,470)
Increase (decrease) in net assets derived from capital share transactions	(8,240,898)	63,925,363
Net increase (decrease) in net assets	116,054,004	(336,265,074)
Net Assets
Beginning of period	1,369,800,790	1,706,065,864
End of period	$1,485,854,794	$1,369,800,790
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 12.95	$ 17.04	$ 15.21	$ 14.04	$ 12.31	$ 13.18
Net investment income (loss) (a)	0.14	0.21	0.17	0.22	0.27	0.26
Net realized and unrealized gain (loss)	1.06	(3.06)	2.42	1.74	2.48	(0.14)
Total from investment operations	1.20	(2.85)	2.59	1.96	2.75	0.12
Less distributions:
From net investment income	—	(0.17)	(0.22)	(0.27)	(0.25)	(0.25)
From net realized gain on investments	—	(1.07)	(0.54)	(0.52)	(0.77)	(0.74)
Total distributions	—	(1.24)	(0.76)	(0.79)	(1.02)	(0.99)
Net asset value at end of period	$ 14.15	$ 12.95	$ 17.04	$ 15.21	$ 14.04	$ 12.31
Total investment return (b)	9.27%(c)	(16.39)%	17.35%	14.32%	22.93%	0.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.10%††	1.43%	1.03%	1.57%	2.01%	1.93%
Net expenses (d)	0.57%††	0.57%	0.57%	0.58%	0.58%	0.58%
Expenses (before waiver/reimbursement) (d)	0.57%††	0.57%	0.57%	0.58%	0.58%	0.58%(e)
Portfolio turnover rate	77%(f)	197%	103%(f)	106%(f)	98%(f)	132%(f)
Net assets at end of period (in 000's)	$ 361,649	$ 348,495	$ 453,022	$ 416,712	$ 404,231	$ 371,106

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Expense waiver/reimbursement less than 0.01%.
(f)	The portfolio turnover rate not including mortgage dollar rolls were 63%, 60%, 95%, 93% and 103% for the six months ended June 30, 2023 and for the years ended December 31, 2021, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay VP Janus Henderson Balanced Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Service Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 12.84	$ 16.90	$ 15.10	$ 13.94	$ 12.24	$ 13.11
Net investment income (loss) (a)	0.12	0.17	0.12	0.18	0.24	0.22
Net realized and unrealized gain (loss)	1.05	(3.03)	2.41	1.74	2.45	(0.13)
Total from investment operations	1.17	(2.86)	2.53	1.92	2.69	0.09
Less distributions:
From net investment income	—	(0.13)	(0.19)	(0.24)	(0.22)	(0.22)
From net realized gain on investments	—	(1.07)	(0.54)	(0.52)	(0.77)	(0.74)
Total distributions	—	(1.20)	(0.73)	(0.76)	(0.99)	(0.96)
Net asset value at end of period	$ 14.01	$ 12.84	$ 16.90	$ 15.10	$ 13.94	$ 12.24
Total investment return (b)	9.11%(c)	(16.60)%	17.06%	14.03%	22.62%	0.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.85%††	1.18%	0.77%	1.31%	1.76%	1.69%
Net expenses (d)	0.82%††	0.82%	0.82%	0.83%	0.83%	0.83%
Expenses (before waiver/reimbursement) (d)	0.82%††	0.82%	0.82%	0.83%	0.83%	0.83%(e)
Portfolio turnover rate	77%(f)	197%	103%(f)	106%(f)	98%(f)	132%(f)
Net assets at end of period (in 000's)	$ 1,124,205	$ 1,021,306	$ 1,253,044	$ 1,042,214	$ 919,661	$ 748,653

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Expense waiver/reimbursement less than 0.01%.
(f)	The portfolio turnover rate not including mortgage dollar rolls were 63%, 60%, 95%, 93% and 103% for the six months ended June 30, 2023 and for the years ended December 31, 2021, 2020, 2019 and 2018, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Janus Henderson Balanced Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek long-term capital growth, consistent with preservation of capital and balanced by current income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a

34	MainStay VP Janus Henderson Balanced Portfolio

framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated
35

Notes to Financial Statements (Unaudited) (continued)
inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.

36	MainStay VP Janus Henderson Balanced Portfolio

(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2023, are shown in the Portfolio of Investments.
(H) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. During the six-month period ended June 30, 2023, the Portfolio invested in Dollar Rolls.
(I) Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio’s investments may include loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely
37

Notes to Financial Statements (Unaudited) (continued)
on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
The Portfolio may invest in foreign securities, both debt and equity securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(J) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on Secured Overnight Financing Rate ("SOFR") (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Portfolio's investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Portfolio.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Portfolio.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Janus Henderson Investors US LLC (“Janus” or the “Subadvisor”), a registered investment adviser and wholly-owned subsidiary of Janus Henderson Group PLC, doing business as Janus Henderson Investors, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life

38	MainStay VP Janus Henderson Balanced Portfolio

Investments and Janus, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.55% up to $1 billion; 0.525% from $1 billion to $2 billion; and 0.515% in excess of $2 billion. During the six-month period ended June 30, 2023, the effective management fee rate was 0.54%.
During the six-month period ended June 30, 2023, New York Life Investments earned fees from the Portfolio in the amount of $3,831,695 and paid the Subadvisor fees of $1,790,377.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,251,107,313	$306,489,136	$(32,831,093)	$273,658,043
During the year ended December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$ 19,906,699
Long-Term Capital Gains	98,902,852
Total	$118,809,551
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period
39

Notes to Financial Statements (Unaudited) (continued)
ended June 30, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2023, purchases and sales of U.S. government securities were $373,576 and $430,446, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $721,653 and $658,607, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2023 and the year ended December 31, 2022, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	204,771	$ 2,792,079
Shares redeemed	(1,550,825)	(21,063,599)
Net increase (decrease)	(1,346,054)	$ (18,271,520)
Year ended December 31, 2022:
Shares sold	486,758	$ 7,148,243
Shares issued to shareholders in reinvestment of distributions	2,496,394	30,995,228
Shares redeemed	(2,663,843)	(38,681,553)
Net increase (decrease)	319,309	$ (538,082)

Service Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	5,764,710	$ 78,082,505
Shares redeemed	(5,057,021)	(68,051,883)
Net increase (decrease)	707,689	$ 10,030,622
Year ended December 31, 2022:
Shares sold	10,549,192	$ 153,582,039
Shares issued to shareholders in reinvestment of distributions	7,128,654	87,814,323
Shares redeemed	(12,295,154)	(176,932,917)
Net increase (decrease)	5,382,692	$ 64,463,445
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Portfolio, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2023, events and transactions subsequent to June 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

40	MainStay VP Janus Henderson Balanced Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk. A Portfolio's liquidity risk is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The Board of Trustees of MainStay VP Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
41

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
42	MainStay VP Janus Henderson Balanced Portfolio

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

2023 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5035103	MSVPJB10-08/23
(NYLIAC) NI524

MainStay VP Floating Rate Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended June 30, 2023. Markets reacted positively to several developments – easing inflationary pressures and softening monetary policy – the most prominent among them.
At the start of the reporting period, high levels of inflation had already begun to show signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.06% in June 2022, the annualized U.S. inflation rate as measured by the Consumer Price Index fell to 6.41% in January 2023, and to 2.97% in June 2023, according to the most recent figures. At the same time, the Fed increased the benchmark federal funds rate, from 4.25%–4.50% at the beginning of the reporting period, to 5.00%–5.25% as of June 30, 2023. While the Fed signaled that further rate increases were likely in 2023, the Fed also appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a negative note, rising interest rates contributed to the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry, and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the S&P 500® Index’s strongest sector, followed by consumer discretionary. However, the communications services, utilities and energy sectors lost substantial ground as value-oriented stocks fell out of favor and oil prices declined, with financials and health care shares dipping more mildly. While international markets rose, they generally trailed the U.S. market, with developed international markets outperforming their emerging markets counterparts.
Corporate bond prices trended moderately higher amid high volatility, bolstered by positive inflationary and interest rate trends in the United States while constrained by banking industry turmoil. After years of low yields and tight credit spreads, the sector benefited from more attractive valuations and income opportunities. Markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. Long-term rates remained lower than short-term rates throughout the reporting period, a yield curve inversion that reminded investors of the uncertainties implicit in the current economic environment. U.S. Treasury bonds provided more modest gains, with the positive impact of declining inflation largely balanced by the negative impact of high consumer prices.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the long-term focus, unique perspectives and commitment to client service you expect.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	5/2/2005	5.81%	10.22%	3.41%	3.52%	0.64%
Service Class Shares	5/2/2005	5.68	9.94	3.14	3.26	0.89

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Morningstar LSTA US Leveraged Loan Index[2]	6.48%	10.71%	4.13%	4.07%
Morningstar Bank Loan Category Average[3]	5.64	9.30	2.78	3.02

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Morningstar LSTA US Leveraged Loan Index is the Portfolio's benchmark. The Morningstar LSTA US Leveraged Loan Index is a broad-based index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market.
3.	The Morningstar Bank Loan Category Average is representative of funds that invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Floating Rate Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,058.10	$3.21	$1,021.67	$3.16	0.63%
Service Class Shares	$1,000.00	$1,056.80	$4.49	$1,020.43	$4.41	0.88%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Floating Rate Portfolio

Industry Composition as of June 30, 2023 (Unaudited)
Electronics	6.5%
Chemicals, Plastics & Rubber	6.2
Finance	6.1
Healthcare, Education & Childcare	5.0
Services: Business	4.6
Insurance	4.2
Hotels, Motels, Inns & Gaming	3.7
Software	3.7
Aerospace & Defense	3.5
Telecommunications	3.4
Manufacturing	3.0
Containers, Packaging & Glass	2.7
Diversified/Conglomerate Manufacturing	2.5
Utilities	2.4
High Tech Industries	2.3
Buildings & Real Estate	2.1
Media	1.9
Broadcasting & Entertainment	1.9
Oil & Gas	1.9
Diversified/Conglomerate Service	1.9
Healthcare	1.8
Entertainment	1.7
Personal, Food & Miscellaneous Services	1.6
Automobile	1.6
Personal & Nondurable Consumer Products	1.6
Beverage, Food & Tobacco	1.4
Leisure, Amusement, Motion Pictures & Entertainment	1.3
Diversified Financial Services	1.2
Retail Store	1.2
Mining, Steel, Iron & Non–Precious Metals	1.2
Healthcare & Pharmaceuticals	1.1
Banking	0.9
Commercial Services	0.8
Retail	0.8
Machinery (Non–Agriculture, Non–Construct & Non–Electronic)	0.7
Printing & Publishing	0.7
Personal & Nondurable Consumer Products (Manufacturing Only)	0.7
Chemicals	0.5
Energy (Electricity)	0.5%
Packaging & Containers	0.5
Auto Manufacturers	0.5
Real Estate	0.3
Affiliated Investment Company	0.3
Cargo Transport	0.3
Water	0.3
Packaging	0.3
Hotel, Gaming & Leisure	0.3
Pharmaceuticals	0.2
Consumer Durables	0.2
Electric	0.2
Real Estate Investment Trusts	0.2
Animal Food	0.1
Capital Equipment	0.1
Ecological	0.1
Food	0.1
Healthcare–Services	0.1
Machinery–Diversified	0.1
Airlines	0.1
Environmental Control	0.1
Internet	0.1
Machinery	0.1
Home and Office Furnishings, Housewares & Durable Consumer Products	0.0‡
Services: Consumer	0.0‡
Lodging	0.0‡
Iron & Steel	0.0‡
Distribution & Wholesale	0.0‡
Oil & Gas Services	0.0‡
Healthcare–Products	0.0‡
Communications Equipment	0.0‡
Health Care Equipment & Supplies	0.0‡
Independent Power and Renewable Electricity Producers	0.0‡
Automobile Components	0.0‡
Capital Markets	0.0‡
Short–Term Investments	4.2
Other Assets, Less Liabilities	0.4
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio's holdings are subject to change.

7

Top Ten Holdings and/or Issuers Held as of June 30, 2023 (excluding short-term investments) (Unaudited)
1.	EMRLD Borrower LP, 8.264%, due 5/31/30
2.	Gen Digital, Inc., 6.75%-7.202%, due 9/30/27–9/12/29
3.	UKG, Inc., 8.271%-10.271%, due 5/4/26–5/3/27
4.	AmWINS Group, Inc., 7.443%-7.952%, due 2/19/28
5.	IRB Holding Corp., 7.00%-8.202%, due 6/15/25–12/15/27
6.	Asurion LLC, 8.788%-10.467%, due 12/23/26–1/20/29
7.	Prime Security Services Borrower LLC, 6.25%-7.943%, due 9/23/26–1/15/28
8.	Gates Global LLC, 7.702%-8.602%, due 3/31/27–11/16/29
9.	Nouryon Finance BV, 9.318%-9.347%, due 4/3/28
10.	Chariot Buyer LLC, 8.452%, due 11/3/28

8	MainStay VP Floating Rate Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Portfolio’s Subadvisor.
How did MainStay VP Floating Rate Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP Floating Rate Portfolio returned 5.81% for Initial Class shares and 5.68% for Service Class shares. Over the same period, both share classes underperformed the 6.48% return of the Morningstar LSTA US Leveraged Loan Index (the "Index"), which is the Portfolio’s benchmark. For the six months ended June 30, 2023, both share classes outperformed the 5.64% return of the Morningstar Bank Loan Category Average.1
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
The wider market in risk assets during the reporting period was impacted by more heightened volatility due to concerns over rising interest rates, inflation and the potential recession in the United States. Geopolitical risks in central Europe and the U.S. banking crisis also played a role. The market for floating-rate loans was insulated from—but not immune to—these broader performance trends. Despite these challenges, the floating rate segment reported positive returns for the reporting period.
What factors affected the Portfolio’s performance relative to its primary prospectus benchmark during the reporting period?
The Portfolio has historically been focused on maintaining a larger position in higher-rated credit loans rated BB, and a smaller position in lower-credit-quality loans rated CCC and below.2 Despite this positioning, the Portfolio underperformed the Index due to underweight positions in Capital Markets, Diversified Telecommunications and Media.
What was the Portfolio’s duration3 strategy during the reporting period?
Floating-rate loans are, by their nature, a low-duration asset. Loans earn a stated spread4 over a floating reference rate, which is tied to the London InterBank Offered Rate (“LIBOR”)5 or, in some instances, the Secured Overnight Financing Rate (“SOFR”).6 Issuers can generally borrow under a 30- to 90-day range with LIBOR or SOFR. The weighted-average time to interest rate reset on the Portfolio’s assets was generally less than 40 days during the reporting period.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
The Portfolio realized a modest decrease in its overweight position in BB rated credit and in its underweight position in BBB7 rated credit. We modestly decreased the Portfolio’s position in B8 rated credit. These changes were prompted by market volatility.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
The strongest contributions to the Portfolio’s relative performance were underweight positions in software and specialty retail, and overweight positions in hotels, restaurants and leisure. (Contributions take weightings and total returns into account.) Underweight positions in technology hardware, storage &

1.	See page 5 for more information on benchmark and peer group returns.
2.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	LIBOR is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.
6.	SOFR is a secured, interbank overnight interest rate established as an alternative to LIBOR.
7.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
8.	An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
9

peripherals, water utilities and thrifts & mortgage finance detracted from performance.
Did the Portfolio make any significant purchases or sales during the reporting period?
The Portfolio’s largest purchases during the reporting period included loans issued by Power Solutions and Copeland, reflecting our favorable view of the relative value, business prospects and management teams of these issuers. The largest sales during the same period were partial positions in loans issued by Power Solutions and Nestle Skin Health, due to relative value and liquidity.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, we increased the Portfolio’s holdings in chemicals, automobiles and construction materials. Conversely, we reduced the Portfolio’s exposure to media, road & rail and interactive media & services.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2023, we remain cautiously optimistic about the performance of the floating-rate market. We have maintained the Portfolio’s largest overweight sector positions in hotels, restaurants & leisure and containers & packaging, as we expect these sectors to continue to outperform in the current environment. The Portfolio also maintains its most significantly underweight sector positions in capital markets, diversified telecommunication and software. We continue to look for opportunities to add exposure in these underweight sectors, subject to our underwriting criteria.
From a ratings perspective, the Portfolio has moved to a greater overweight position in credit rated BB, while modestly decreasing exposure to credit rated B. Going forward, we may look to increase the Portfolio’s BB exposure while increasing exposure to credit rated B to a slightly overweight position.
As of the end of the reporting period, we are also looking to maintain lower cash balances, with additional purchases subject to market conditions and flows into or out of the Portfolio.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
10	MainStay VP Floating Rate Portfolio

Portfolio of Investments June 30, 2023†^(Unaudited)
	Principal Amount	Value
Long-Term Bonds 95.0%
Asset-Backed Securities 1.1%
Other Asset-Backed Securities 1.1%
Ballyrock CLO 21 Ltd. (a)(b)
Series 2022-21A, Class A2A
7.848% (3 Month SOFR + 2.80%), due 10/20/35	$ 900,000	$ 901,517
Series 2022-21A, Class C
10.368% (3 Month SOFR + 5.32%), due 10/20/35	1,000,000	1,009,949
Danby Park CLO Ltd. (a)(b)
Series 2022-1A, Class B
8.006% (3 Month SOFR + 2.95%), due 10/21/35	1,000,000	1,008,595
Series 2022-1A, Class D
10.385% (3 Month SOFR + 5.33%), due 10/21/35	1,000,000	1,007,153
Neuberger Berman Loan Advisers CLO 51 Ltd. (a)(b)
Series 2022-51A, Class B
8.121% (3 Month SOFR + 3.05%), due 10/23/35	750,000	755,186
Series 2022-51A, Class D
10.771% (3 Month SOFR + 5.70%), due 10/23/35	750,000	754,445
Palmer Square CLO Ltd.
Series 2021-4A, Class D
8.21% (3 Month LIBOR + 2.95%), due 10/15/34 (a)(b)	1,575,000	1,462,291
Sixth Street CLO XXI Ltd. (a)(b)
Series 2022-21A, Class B
7.986% (3 Month SOFR + 3.00%), due 10/15/35	1,500,000	1,509,945
Series 2022-21A, Class D
10.086% (3 Month SOFR + 5.10%), due 10/15/35	1,071,000	1,075,461
Total Asset-Backed Securities (Cost $9,432,103)		9,484,542
Corporate Bonds 4.0%
Aerospace & Defense 0.2%
Howmet Aerospace, Inc.
6.875%, due 5/1/25	200,000	203,180
Spirit AeroSystems, Inc. (a)
7.50%, due 4/15/25	900,000	889,299
9.375%, due 11/30/29	250,000	267,644
		1,360,123
	Principal Amount	Value

Airlines 0.1%
United Airlines, Inc. (a)
4.375%, due 4/15/26	$ 200,000	$ 190,021
4.625%, due 4/15/29	600,000	546,701
		736,722
Auto Manufacturers 0.5%
Ford Motor Co.
6.10%, due 8/19/32	2,100,000	2,035,228
Ford Motor Credit Co. LLC
7.35%, due 11/4/27	2,000,000	2,042,240
		4,077,468
Chemicals 0.3%
ASP Unifrax Holdings, Inc.
5.25%, due 9/30/28 (a)	330,000	238,237
Olympus Water US Holding Corp.
9.75%, due 11/15/28 (a)	1,500,000	1,462,950
SCIL IV LLC
5.375%, due 11/1/26 (a)	350,000	319,074
WR Grace Holdings LLC
5.625%, due 8/15/29 (a)	300,000	245,790
		2,266,051
Commercial Services 0.3%
Herc Holdings, Inc.
5.50%, due 7/15/27 (a)	850,000	814,425
Prime Security Services Borrower LLC
6.25%, due 1/15/28 (a)	1,000,000	936,802
Sotheby's/Bidfair Holdings, Inc.
5.875%, due 6/1/29 (a)	900,000	699,750
		2,450,977
Distribution & Wholesale 0.0% ‡
OPENLANE, Inc.
5.125%, due 6/1/25 (a)	350,000	342,994
Diversified Financial Services 0.1%
GGAM Finance Ltd.
7.75%, due 5/15/26 (a)	1,125,000	1,129,219
Electric 0.2%
Vistra Operations Co. LLC
5.00%, due 7/31/27 (a)	1,500,000	1,404,025
Entertainment 0.3%
Caesars Entertainment, Inc.
7.00%, due 2/15/30 (a)	1,410,000	1,415,978

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Entertainment (continued)
Scientific Games International, Inc.
7.00%, due 5/15/28 (a)	$ 900,000	$ 895,195
		2,311,173
Environmental Control 0.1%
GFL Environmental, Inc.
4.75%, due 6/15/29 (a)	1,000,000	913,611
Food 0.1%
Post Holdings, Inc.
5.50%, due 12/15/29 (a)	240,000	221,465
U.S. Foods, Inc.
6.25%, due 4/15/25 (a)	500,000	499,792
		721,257
Healthcare-Products 0.0% ‡
Medline Borrower LP
5.25%, due 10/1/29 (a)	200,000	173,540
Healthcare-Services 0.1%
Acadia Healthcare Co., Inc.
5.00%, due 4/15/29 (a)	120,000	110,652
Fortrea Holdings, Inc.
7.50%, due 7/1/30 (a)	360,000	368,629
		479,281
Internet 0.1%
Gen Digital, Inc.
6.75%, due 9/30/27 (a)	560,000	558,423
Iron & Steel 0.0% ‡
Carpenter Technology Corp.
6.375%, due 7/15/28	310,000	303,800
Lodging 0.0% ‡
Boyd Gaming Corp.
4.75%, due 12/1/27	400,000	378,991
Machinery-Diversified 0.1%
GrafTech Finance, Inc.
4.625%, due 12/15/28 (a)	220,000	178,755
GrafTech Global Enterprises, Inc.
9.875%, due 12/15/28 (a)	900,000	893,250
		1,072,005
	Principal Amount	Value

Media 0.1%
Radiate Holdco LLC
4.50%, due 9/15/26 (a)	$ 370,000	$ 294,988
Univision Communications, Inc.
6.625%, due 6/1/27 (a)	600,000	579,930
		874,918
Oil & Gas Services 0.0% ‡
USA Compression Partners LP
6.875%, due 4/1/26	360,000	352,654
Packaging & Containers 0.5%
Ardagh Metal Packaging Finance USA LLC
4.00%, due 9/1/29 (a)	400,000	316,797
Ardagh Packaging Finance plc
5.25%, due 4/30/25 (a)	1,000,000	978,095
Clydesdale Acquisition Holdings, Inc.
8.75%, due 4/15/30 (a)	100,000	88,272
Mauser Packaging Solutions Holding Co.
7.875%, due 8/15/26 (a)	1,500,000	1,490,263
Trident TPI Holdings, Inc.
12.75%, due 12/31/28 (a)	790,000	819,230
		3,692,657
Pharmaceuticals 0.1%
Bausch Health Cos., Inc.
5.50%, due 11/1/25 (a)	300,000	265,074
Organon & Co.
5.125%, due 4/30/31 (a)	600,000	495,015
		760,089
Real Estate 0.1%
Realogy Group LLC
5.75%, due 1/15/29 (a)	1,330,000	995,123
Real Estate Investment Trusts 0.2%
Iron Mountain, Inc.
5.00%, due 7/15/28 (a)	350,000	324,303
RHP Hotel Properties LP
4.75%, due 10/15/27	300,000	279,300
7.25%, due 7/15/28 (a)	900,000	909,207
		1,512,810
Retail 0.3%
1011778 BC ULC
4.00%, due 10/15/30 (a)	1,040,000	890,066

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
IRB Holding Corp.
7.00%, due 6/15/25 (a)	$ 580,000	$ 582,900
LBM Acquisition LLC
6.25%, due 1/15/29 (a)	1,000,000	827,250
		2,300,216
Software 0.1%
Clarivate Science Holdings Corp. (a)
3.875%, due 7/1/28	300,000	265,934
4.875%, due 7/1/29	300,000	266,131
		532,065
Telecommunications 0.1%
Frontier Communications Holdings LLC
5.875%, due 10/15/27 (a)	280,000	256,973
Level 3 Financing, Inc.
10.50%, due 5/15/30 (a)	368,000	373,385
Telesat Canada
4.875%, due 6/1/27 (a)	600,000	360,198
		990,556
Total Corporate Bonds (Cost $34,946,317)		32,690,748
Loan Assignments 89.9%
Aerospace & Defense 3.3%
Amentum Government Services Holdings LLC (b)
First Lien Tranche Term Loan 3
9.147% (1 Month SOFR + 4.00%), due 2/15/29	2,805,000	2,734,875
First Lien Tranche Term Loan 1
9.217% (1 Month SOFR + 4.00%), due 1/29/27	1,094,915	1,075,754
Arcline FM Holdings LLC
First Lien Initial Term Loan
10.253% (3 Month SOFR + 4.75%), due 6/23/28 (b)	2,877,321	2,798,195
Asplundh Tree Expert LLC
Amendment No. 1 Term Loan
6.952% (1 Month SOFR + 1.75%), due 9/7/27 (b)	2,597,794	2,589,907
Cobham Ultra SeniorCo. SARL
USD Facility Term Loan B
8.56% (6 Month LIBOR + 3.50%), due 8/3/29 (b)	992,519	975,150
	Principal Amount	Value

Aerospace & Defense (continued)
Dynasty Acquisition Co., Inc. (b)
2020 Term Loan B1
8.702% (1 Month SOFR + 3.50%), due 4/6/26	$ 1,497,706	$ 1,483,196
2020 Term Loan B2
8.702% (1 Month SOFR + 3.50%), due 4/6/26	805,218	797,417
Russell Investments U.S. Institutional Holdco, Inc.
2025 Term Loan
8.702% (1 Month SOFR + 3.50%), due 5/30/25 (b)	4,235,454	3,940,294
SkyMiles IP Ltd.
Initial Term Loan
8.798% (3 Month SOFR + 3.75%), due 10/20/27 (b)	2,417,143	2,508,088
TransDigm, Inc.
Tranche Term Loan I
8.492% (3 Month SOFR + 3.25%), due 8/24/28 (b)	4,209,474	4,203,732
United AirLines, Inc.
Term Loan B
9.292% (3 Month LIBOR + 3.75%), due 4/21/28 (b)	2,184,000	2,179,632
WestJet Airlines Ltd.
Term Loan
8.251% (3 Month SOFR + 3.00%), due 12/11/26 (b)	2,188,372	2,120,440
		27,406,680
Animal Food 0.1%
Alltech, Inc.
Term Loan B
9.217% (1 Month SOFR + 4.00%), due 10/13/28 (b)	525,333	508,260
Automobile 1.6%
American Auto Auction Group LLC
First Lien Tranche Term Loan B
10.242% (3 Month SOFR + 5.00%), due 12/30/27 (b)	1,477,500	1,374,075
Autokiniton U.S. Holdings, Inc.
Closing Date Term Loan B
9.717% (1 Month SOFR + 4.50%), due 4/6/28 (b)	2,001,345	1,988,336
Belron Finance 2019 LLC
Dollar Second Incremental Term Loan
7.563% (3 Month LIBOR + 2.25%), due 10/30/26 (b)	1,206,250	1,203,988
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Automobile (continued)
Belron Finance U.S. LLC
First Incremental Term Loan
7.625% (3 Month LIBOR + 2.25%), due 11/13/25 (b)	$ 955,000	$ 954,602
Belron Finance US LLC
Dollar Fourth Incremental Term Loan
7.832% (3 Month SOFR + 2.75%), due 4/18/29 (b)	500,000	499,688
Belron Group SA
Dollar Third Incremental Term Loan
7.80% (3 Month LIBOR + 2.425%), due 4/13/28 (b)	945,731	943,130
Clarios Global LP
First Lien 2023 Term Loan
8.852% (1 Month SOFR + 3.75%), due 5/6/30 (b)	3,428,571	3,413,571
Wand Newco 3, Inc.
First Lien Tranche Term Loan B1
7.943% (1 Month SOFR + 2.75%), due 2/5/26 (b)	2,599,759	2,577,011
		12,954,401
Banking 0.9%
Apollo Commercial Real Estate Finance, Inc. (b)
Initial Term Loan
7.967% (1 Month SOFR + 2.75%), due 5/15/26	816,174	765,163
Term Loan B1
8.717% (1 Month SOFR + 3.50%), due 3/11/28	733,125	659,813
Edelman Financial Engines Center LLC (The)
First Lien 2021 Initial Term Loan
8.943% (1 Month LIBOR + 3.75%), due 4/7/28 (b)	1,628,515	1,584,472
Greenhill & Co., Inc.
New Term Loan
8.726% (3 Month SOFR + 3.25%), due 4/12/24 (b)(c)	553,230	552,365
Jane Street Group LLC
Dollar Term Loan
7.967% (1 Month SOFR + 2.75%), due 1/26/28 (b)	3,739,515	3,727,829
		7,289,642
	Principal Amount	Value

Beverage, Food & Tobacco 1.4%
8th Avenue Food & Provisions, Inc.
First Lien Term Loan
8.967% (1 Month SOFR + 3.75%), due 10/1/25 (b)	$ 2,007,671	$ 1,849,567
CHG PPC Parent LLC
First Lien 2021-1 U.S. Term Loan
8.217% (1 Month SOFR + 3.00%), due 12/8/28 (b)	1,303,457	1,290,422
Froneri International Ltd.
First Lien Facility Term Loan B2
7.452% (1 Month SOFR + 2.25%), due 1/29/27 (b)	1,440,450	1,431,223
H-Food Holdings LLC
Initial Term Loan
9.269% (3 Month SOFR + 3.688%), due 5/23/25 (b)	2,215,601	1,943,498
Naked Juice LLC
First Lien Initial Term Loan 8.452% - 8.592%
(1 Month SOFR + 3.25%, 3 Month SOFR + 3.25%), due 1/24/29 (b)	733,149	681,174
Pegasus BidCo BV
Initial Dollar Term Loan
9.336% (3 Month SOFR + 4.25%), due 7/12/29 (b)	1,592,000	1,580,060
Sotheby's
2021 Second Refinancing Term Loan
9.76% (3 Month LIBOR + 4.50%), due 1/15/27 (b)	2,251,063	2,189,159
United Natural Foods, Inc.
Initial Term Loan
8.467% (1 Month SOFR + 3.25%), due 10/22/25 (b)	899,997	897,032
		11,862,135
Broadcasting & Entertainment 1.9%
Altice France SA
USD Term Loan B14
10.486% (3 Month SOFR + 5.50%), due 8/15/28 (b)	3,000,460	2,665,723
Charter Communications Operating LLC
Term Loan B1
6.795% (3 Month SOFR + 1.75%), due 4/30/25 (b)	2,761,364	2,758,486
Clear Channel Outdoor Holdings, Inc.
Term Loan B
8.807% (3 Month SOFR + 3.50%), due 8/21/26 (b)	1,193,304	1,138,965

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Broadcasting & Entertainment (continued)
CMG Media Corp.
First Lien 2021 Term Loan B
8.842% (3 Month SOFR + 3.50%), due 12/17/26 (b)	$ 2,735,841	$ 2,440,370
Gray Television, Inc. (b)
Term Loan E
7.775% (1 Month SOFR + 2.50%), due 1/2/26	506,446	496,476
Term Loan D
8.275% (1 Month SOFR + 3.00%), due 12/1/28	1,576,000	1,538,964
Nexstar Media, Inc.
Term Loan B4
7.717% (1 Month SOFR + 2.50%), due 9/18/26 (b)	1,719,214	1,715,776
Univision Communications, Inc. (b)
First Lien 2017 Replacement Repriced Term Loan
7.943% (1 Month LIBOR + 2.75%), due 3/15/24	681,114	680,830
First Lien Initial Term Loan
8.443% (1 Month LIBOR + 3.25%), due 1/31/29	2,054,000	2,018,055
First Lien 2022 Incremental Term Loan
9.492% (3 Month SOFR + 4.25%), due 6/24/29	669,937	667,146
		16,120,791
Buildings & Real Estate 2.1%
Allspring Buyer LLC
Initial Term Loan
8.753% (3 Month SOFR + 3.00%), due 11/1/28 (b)	1,580,807	1,552,747
Beacon Roofing Supply, Inc.
2028 Term Loan
7.443% (1 Month LIBOR + 2.25%), due 5/19/28 (b)	1,470,000	1,464,488
Core & Main LP
Tranche Term Loan B 7.684% - 7.691%
(1 Month SOFR + 2.50%, 6 Month SOFR + 2.50%), due 7/27/28 (b)	2,493,473	2,477,889
Cornerstone Building Brands, Inc. (b)
Tranche Term Loan B
8.497% (1 Month SOFR + 3.25%), due 4/12/28	2,463,214	2,354,680
Initial Term Loan
10.772% (1 Month SOFR + 5.625%), due 8/1/28	1,194,000	1,144,250
	Principal Amount	Value

Buildings & Real Estate (continued)
Cushman & Wakefield U.S. Borrower LLC (b)
Replacement Term Loan
7.967% (1 Month SOFR + 2.75%), due 8/21/25	$ 1,212,212	$ 1,197,059
2023-1 Refinancing Term Loan
8.452% (1 Month SOFR + 3.25%), due 1/31/30	1,529,030	1,479,336
SRS Distribution, Inc. (b)
2021 Refinancing Term Loan
8.693% (1 Month LIBOR + 3.50%), due 6/2/28	2,043,600	1,996,342
2022 Refinancing Term Loan
8.702% (1 Month SOFR + 3.50%), due 6/2/28	592,500	578,675
VC GB Holdings I Corp.
First Lien Initial Term Loan
8.476% (3 Month LIBOR + 3.00%), due 7/21/28 (b)	492,500	477,813
Wilsonart LLC
Tranche Term Loan E
8.71% (6 Month LIBOR + 3.50%), due 12/31/26 (b)	2,887,249	2,844,841
		17,568,120
Capital Equipment 0.1%
AZZ, Inc.
Initial Term Loan
9.452% (1 Month SOFR + 4.25%), due 5/13/29 (b)	792,500	791,934
Cargo Transport 0.3%
Genesee & Wyoming, Inc.
Initial Term Loan
7.342% (3 Month SOFR + 2.00%), due 12/30/26 (b)	2,428,523	2,423,753
Chemicals 0.2%
LSF11 A5 Holdco LLC (b)
Term Loan
8.717% (1 Month SOFR + 3.50%), due 10/15/28	1,316,667	1,295,271
Fourth Amendment Incremental Term Loan
9.452% (1 Month SOFR + 4.25%), due 10/15/28	450,000	445,078
		1,740,349
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Chemicals, Plastics & Rubber 6.2%
Aruba Investments Holdings LLC (b)
First Lien Initial Dollar Term Loan
9.193% (1 Month LIBOR + 4.00%), due 11/24/27	$ 521,374	$ 503,126
First Lien 2022 Incremental Term Loan
9.852% (1 Month SOFR + 4.75%), due 11/24/27 (c)(d)	1,492,500	1,440,263
Avient Corp.
Term Loan B6
8.295% (3 Month SOFR + 3.25%), due 8/29/29 (b)	1,055,686	1,058,514
Axalta Coating Systems Dutch Holding B BV
Facility Dollar Term Loan B4
8.242% (3 Month SOFR + 3.00%), due 12/20/29 (b)	2,306,250	2,308,773
Bakelite U.S. Holdco, Inc.
Term Loan
9.392% (3 Month SOFR + 4.00%), due 5/29/29 (b)	1,782,000	1,747,844
Clydesdale Acquisition Holdings, Inc.
First Lien Term Loan B
9.377% (1 Month SOFR + 4.175%), due 4/13/29 (b)	2,970,000	2,920,594
Diamond (BC) BV
Amendment No. 3 Refinancing Term Loan
8.057% (3 Month SOFR + 2.75%), due 9/29/28 (b)	1,231,250	1,229,133
Entegris, Inc.
Tranche Term Loan B 7.852% - 7.992%
(1 Month SOFR + 2.75%, 3 Month SOFR + 2.75%), due 7/6/29 (b)	3,010,862	3,010,323
Herens Holdco SARL
USD Facility Term Loan B
9.267% (3 Month SOFR + 3.925%), due 7/3/28 (b)	1,913,544	1,602,593
Ineos Quattro Holdings U.K. Ltd. (b)
2026 Tranche Dollar Term Loan B
7.967% (1 Month SOFR + 2.75%), due 1/29/26	1,901,200	1,895,021
2030 Tranche Dollar Term Loan B
8.952% (1 Month SOFR + 3.75%), due 3/14/30	1,500,000	1,489,375
Ineos U.S. Finance LLC (b)
2028 Dollar Term Loan
7.702% (1 Month SOFR + 2.50%), due 11/8/28	460,833	453,509
	Principal Amount	Value

Chemicals, Plastics & Rubber (continued)
Ineos U.S. Finance LLC (b) (continued)
2030 Dollar Term Loan
8.702% (1 Month SOFR + 3.50%), due 2/18/30	$ 1,000,000	$ 992,857
2027-II Dollar Term Loan
8.952% (1 Month SOFR + 3.75%), due 11/8/27	1,422,721	1,416,497
Innophos Holdings, Inc.
Initial Term Loan
8.467% (1 Month SOFR + 3.25%), due 2/5/27 (b)	1,451,250	1,439,459
Jazz Pharmaceuticals plc
Initial Dollar Term Loan
8.693% (1 Month SOFR + 3.50%), due 5/5/28 (b)	2,649,677	2,645,952
Koppers, Inc.
Initial Term Loan 9.16% - 9.25%
(1 Month SOFR + 4.00%), due 4/10/30 (b)	3,491,250	3,465,066
Nouryon Finance BV (b)
Extended Dollar Term Loan
9.318% (3 Month SOFR + 4.00%), due 4/3/28	3,421,865	3,383,369
2023 Term Loan
9.347% (3 Month SOFR + 4.00%), due 4/3/28	1,250,000	1,236,719
Olympus Water U.S. Holding Corp.
Initial Dollar Term Loan
9.253% (3 Month SOFR + 3.75%), due 11/9/28 (b)	1,231,250	1,183,026
Oxea Holding Vier GmbH
Tranche Term Loan B2
8.741% (1 Month SOFR + 3.50%), due 10/14/24 (b)	2,187,500	2,145,572
PMHC II, Inc.
Initial Term Loan
9.304% (3 Month SOFR + 4.25%), due 4/23/29 (b)	2,977,500	2,615,945
SCIH Salt Holdings, Inc.
First Lien Incremental Term Loan B1
9.193% (1 Month SOFR + 4.00%), due 3/16/27 (b)	2,681,355	2,637,225
Sparta U.S. Holdco LLC
First Lien Initial Term Loan
8.537% (1 Month SOFR + 3.25%), due 8/2/28 (b)	886,500	878,522

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Chemicals, Plastics & Rubber (continued)
Tricorbraun Holdings, Inc.
First Lien Closing Date Initial Term Loan
8.467% (1 Month SOFR + 3.25%), due 3/3/28 (b)	$ 2,608,773	$ 2,537,963
Tronox Finance LLC
First Lien Refinancing Term Loan
7.443% (1 Month LIBOR + 2.25%), due 3/10/28 (b)	1,219,316	1,210,680
W. R. Grace Holdings LLC
Initial Term Loan
9.313% (3 Month SOFR + 3.75%), due 9/22/28 (b)	1,477,500	1,465,265
Windsor Holdings III LLC
Seven Year Term Loan
TBD, due 6/21/30	2,500,000	2,458,332
		51,371,517
Commercial Services 0.5%
Prime Security Services Borrower LLC
First Lien 2021 Refinancing Term Loan B1
7.943% (1 Month SOFR + 2.75%), due 9/23/26 (b)	4,080,337	4,075,237
Consumer Durables 0.2%
SWF Holdings I Corp.
First Lien Initial Term Loan
9.217% (1 Month SOFR + 4.00%), due 10/6/28 (b)	2,073,750	1,674,553
Containers, Packaging & Glass 2.7%
Alliance Laundry Systems LLC
Initial Term Loan B
8.559% (3 Month SOFR + 3.50%), due 10/8/27 (b)	1,735,714	1,729,205
Altium Packaging LLC
First Lien 2021 Term Loan
7.904% (1 Month LIBOR + 2.75%), due 2/3/28 (b)	2,044,255	2,021,683
Anchor Glass Container Corp.
First Lien July 2017 Additional Term Loan 7.96% - 8.042%
(3 Month LIBOR + 2.75%), due 12/7/23 (b)	2,050,592	1,561,869
	Principal Amount	Value

Containers, Packaging & Glass (continued)
Berlin Packaging LLC (b)
Tranche Initial Term Loan B4 8.412% - 8.622%
(1 Month SOFR + 3.25%, 3 Month SOFR + 3.25%), due 3/11/28	$ 1,955,006	$ 1,900,428
Tranche Term Loan B5 8.93% - 9.29%
(1 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 3/11/28	1,061,100	1,042,531
Charter Next Generation, Inc.
First Lien 2021 Initial Term Loan
8.967% (1 Month SOFR + 3.75%), due 12/1/27 (b)	1,832,127	1,813,805
Graham Packaging Co., Inc.
2021 Initial Term Loan
8.217% (1 Month SOFR + 3.00%), due 8/4/27 (b)	3,185,044	3,160,163
Mauser Packaging Solutions Holding Co.
Initial Term Loan
9.16% (1 Month SOFR + 4.00%), due 8/14/26 (b)	183,333	182,674
Pactiv Evergreen, Inc. (b)
Tranche U.S. Term Loan B2
8.467% (1 Month SOFR + 3.25%), due 2/5/26	843,126	842,189
Tranche U.S. Term Loan B3
8.467% (1 Month SOFR + 3.25%), due 9/24/28	491,250	488,917
Pretium PKG Holdings, Inc. (b)
First Lien Initial Term Loan 9.219% - 9.513%
(3 Month SOFR + 4.00%), due 10/2/28	1,694,200	1,256,249
Second Lien Initial Term Loan 11.969% - 12.263%
(3 Month LIBOR + 6.75%), due 10/1/29 (c)	750,000	384,107
Reynolds Consumer Products LLC
Initial Term Loan
6.952% (1 Month SOFR + 1.75%), due 2/4/27 (b)	1,269,432	1,267,647
RLG Holdings LLC
First Lien Closing Date Initial Term Loan
9.467% (1 Month SOFR + 4.25%), due 7/7/28 (b)	788,000	748,600
Trident TPI Holdings, Inc. (b)
Tranche Initial Term Loan B3
9.538% (3 Month LIBOR + 4.00%), due 9/15/28	505,592	496,744
Tranche Initial Term Loan B5
9.742% (3 Month SOFR + 4.50%), due 9/15/28	2,671,955	2,634,659
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Containers, Packaging & Glass (continued)
Trident TPI Holdings, Inc. (b) (continued)
Tranche Initial Term Loan B4
10.492% (3 Month SOFR + 5.25%), due 9/15/28	$ 398,000	$ 392,859
		21,924,329
Diversified/Conglomerate Manufacturing 2.5%
Allied Universal Holdco LLC
Initial U.S. Dollar Term Loan
8.952% (1 Month SOFR + 3.75%), due 5/12/28 (b)	4,240,269	4,104,580
Filtration Group Corp. (b)
2021 Incremental Term Loan
8.717% (1 Month SOFR + 3.50%), due 10/21/28	786,000	782,267
2023 Extended Dollar Term Loan
9.454% (1 Month SOFR + 4.25%), due 10/21/28	2,734,315	2,725,771
Gardner Denver, Inc.
2020 GDI Tranche Dollar Term Loan B2
6.952% (1 Month SOFR + 1.75%), due 3/1/27 (b)	1,948,300	1,945,459
GYP Holdings III Corp.
First Lien 2023 Refinancing Term Loan
8.102% (1 Month SOFR + 3.00%), due 5/12/30 (b)	1,367,027	1,366,457
Ingersoll-Rand Services Co.
2020 Spinco Tranche Dollar Term Loan B1
6.952% (1 Month SOFR + 1.75%), due 3/1/27 (b)	844,695	843,463
Iron Mountain Information Management LLC
Incremental Term Loan B
6.943% (1 Month LIBOR + 1.75%), due 1/2/26 (b)	1,776,562	1,760,277
LTI Holdings, Inc. (b)
First Lien Initial Term Loan
8.717% (1 Month SOFR + 3.50%), due 9/6/25	1,046,508	1,004,124
First Lien First Amendment Additional Term Loan
9.967% (1 Month LIBOR + 4.75%), due 7/24/26	991,115	955,600
QUIKRETE Holdings, Inc. (b)
First Lien Initial Term Loan
7.842% (1 Month SOFR + 2.625%), due 2/1/27	2,255,005	2,248,804
	Principal Amount	Value

Diversified/Conglomerate Manufacturing (continued)
QUIKRETE Holdings, Inc. (b) (continued)
First Lien Fourth Amendment Term Loan B1
8.217% (1 Month SOFR + 3.00%), due 3/19/29	$ 1,481,250	$ 1,481,019
Red Ventures LLC
First Lien Term Loan B4
8.102% (1 Month SOFR + 3.00%), due 3/3/30 (b)	535,186	530,336
WP CPP Holdings LLC
First Lien Initial Term Loan
9.03% (3 Month LIBOR + 3.75%), due 4/30/25 (b)	975,555	883,853
		20,632,010
Diversified/Conglomerate Service 1.9%
Applied Systems, Inc. (b)
First Lien 2026 Term Loan
9.742% (3 Month SOFR + 4.50%), due 9/18/26	2,536,196	2,538,098
Second Lien 2021 Term Loan
11.992% (3 Month SOFR + 6.75%), due 9/17/27	445,140	444,769
Blackhawk Network Holdings, Inc.
First Lien Term Loan
8.264% (3 Month SOFR + 3.00%), due 6/15/25 (b)	1,931,935	1,913,421
Brightview Landscapes LLC
2022 Initial Term Loan 8.295% - 8.352%
(1 Month SOFR + 3.25%, 3 Month SOFR + 3.25%), due 4/20/29 (b)	1,072,615	1,057,866
Element Materials Technology Group U.S. Holdings, Inc. (b)
Initial USD Term Loan B
9.592% (3 Month SOFR + 4.25%), due 6/22/29	476,553	466,426
First Lien Delayed Draw Term Loan B
9.592% (3 Month SOFR + 4.25%), due 6/22/29	219,947	215,274
Genesys Cloud Services Holdings I LLC
2020 Initial Dollar Term Loan 9.193%
(1 Month SOFR + 4.00%), due 12/1/27 (b)	2,402,004	2,393,597
MKS Instruments, Inc.
Initial Dollar Term Loan B
7.939% (1 Month SOFR + 2.75%), due 8/17/29 (b)	3,322,375	3,313,239

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Diversified/Conglomerate Service (continued)
TruGreen LP
First Lien Second Refinancing Term Loan
9.202% (1 Month SOFR + 4.00%), due 11/2/27 (b)	$ 2,664,996	$ 2,445,134
Verscend Holding Corp.
Term Loan B1
9.217% (1 Month SOFR + 4.00%), due 8/27/25 (b)	1,035,959	1,034,016
		15,821,840
Ecological 0.1%
GFL Environmental, Inc.
2023 Refinancing Term Loan
8.145% (3 Month SOFR + 3.00%), due 5/31/27 (b)	1,139,394	1,139,216
Electronics 6.5%
Camelot U.S. Acquisition LLC (b)
Initial Term Loan
8.217% (1 Month SOFR + 3.00%), due 10/30/26	1,544,093	1,540,233
Amendment No. 2 Incremental Term Loan
8.217% (1 Month SOFR + 3.00%), due 10/30/26	1,030,547	1,027,970
Castle U.S. Holding Corp. (b)
Initial Dollar Term Loan
8.943% (1 Month LIBOR + 3.75%), due 1/29/27	409,198	296,669
Dollar Term Loan B2
9.193% (1 Month LIBOR + 4.00%), due 1/29/27	2,453,125	1,778,516
Commscope, Inc.
Initial Term Loan
8.467% (1 Month SOFR + 3.25%), due 4/6/26 (b)	4,149,575	3,966,994
CoreLogic, Inc.
First Lien Initial Term Loan
8.75% (1 Month LIBOR + 3.50%), due 6/2/28 (b)	4,421,250	3,990,178
DCert Buyer, Inc.
First Lien Initial Term Loan
9.264% (3 Month SOFR + 4.00%), due 10/16/26 (b)	2,422,405	2,402,723
Diebold Nixdorf, Inc.
New Dollar Term Loan B
7.943% (1 Month LIBOR + 2.75%), due 11/6/23 (b)(c)(e)	622,358	62,236
	Principal Amount	Value

Electronics (continued)
ECi Macola/MAX Holding LLC
First Lien Initial Term Loan
9.253% (3 Month SOFR + 3.75%), due 11/9/27 (b)	$ 1,950,000	$ 1,930,500
Epicor Software Corp.
Term Loan C
8.467% (1 Month SOFR + 3.25%), due 7/30/27 (b)	3,016,891	2,976,247
Flexera Software LLC
First Lien Term Loan B1
8.967% (1 Month SOFR + 3.75%), due 3/3/28 (b)	2,334,824	2,292,213
Gainwell Acquisition Corp.
First Lien Term Loan B
9.342% (3 Month SOFR + 4.00%), due 10/1/27 (b)	1,508,056	1,481,665
Go Daddy Operating Co. LLC
Amendment No. 6 Term Loan
8.102% (1 Month SOFR + 3.00%), due 11/9/29 (b)	1,155,881	1,157,458
Helios Software Holdings, Inc.
2021 Initial Dollar Term Loan
9.003% (1 Month SOFR + 3.75%), due 3/11/28 (b)	497,143	489,934
Hyland Software, Inc. (b)
First Lien 2018 Refinancing Term Loan
8.693% (1 Month LIBOR + 3.50%), due 7/1/24	3,499,439	3,462,986
Second Lien 2021 Refinancing Term Loan
11.467% (1 Month LIBOR + 6.25%), due 7/7/25	535,333	511,626
ION Trading Finance Ltd.
2021 Initial Dollar Term Loan
10.092% (3 Month SOFR + 4.75%), due 4/1/28 (b)	980,000	960,400
MH Sub I LLC
First Lien 2023 May Incremental Term Loan
9.352% (1 Month SOFR + 4.25%), due 5/3/28 (b)	3,524,215	3,371,500
Misys Ltd.
First Lien Dollar Term Loan
9.231% (3 Month LIBOR + 3.50%), due 6/13/24 (b)	2,614,463	2,507,842
Project Alpha Intermediate Holding, Inc.
2021 Refinancing Term Loan
9.20% (1 Month LIBOR + 4.00%), due 4/26/24 (b)	1,975,475	1,970,536
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Electronics (continued)
Proofpoint, Inc.
First Lien Initial Term Loan
8.467% (1 Month SOFR + 3.25%), due 8/31/28 (b)	$ 2,462,500	$ 2,405,725
Rocket Software, Inc. (b)
First Lien Initial Term Loan
9.467% (1 Month SOFR + 4.25%), due 11/28/25	861,750	852,210
First Lien 2021 Dollar Term Loan
9.467% (1 Month SOFR + 4.25%), due 11/28/25	1,470,000	1,454,565
Sharp Midco LLC
First Lien Initial Term Loan
9.342% (3 Month SOFR + 4.00%), due 12/31/28 (b)	1,777,500	1,741,950
SS&C Technologies Holdings, Inc. (b)
Term Loan B3
6.967% (1 Month SOFR + 1.75%), due 4/16/25	542,511	542,036
Term Loan B4
6.967% (1 Month SOFR + 1.75%), due 4/16/25	484,530	484,106
Term Loan B5
6.967% (1 Month SOFR + 1.75%), due 4/16/25	1,822,611	1,820,508
Surf Holdings SARL
First Lien Dollar Tranche Term Loan
8.701% (1 Month LIBOR + 3.50%), due 3/5/27 (b)	1,995,119	1,977,384
Vertiv Group Corp.
Term Loan B
7.943% (1 Month SOFR + 2.75%), due 3/2/27 (b)	1,940,338	1,932,658
VS Buyer LLC
Initial Term Loan
8.524% (1 Month SOFR + 3.25%), due 2/28/27 (b)	967,500	953,793
WEX, Inc.
Term Loan B
7.467% (1 Month SOFR + 2.25%), due 3/31/28 (b)	977,500	975,820
		53,319,181
	Principal Amount	Value

Energy (Electricity) 0.5%
Covanta Holding Corp. (b)
Initial Term Loan B
7.602% (1 Month SOFR + 2.50%), due 11/30/28	$ 551,211	$ 545,813
Initial Term Loan C
7.602% (1 Month SOFR + 2.50%), due 11/30/28	41,812	41,403
2023 Incremental Term Loan B
8.148% (1 Month SOFR + 3.00%), due 11/30/28	3,720,930	3,679,070
2023 Incremental Term Loan C
8.148% (1 Month SOFR + 3.00%), due 11/30/28	279,070	275,930
		4,542,216
Entertainment 1.4%
Alterra Mountain Co.
Term Loan B2
8.693% (1 Month LIBOR + 3.50%), due 8/17/28 (b)	2,349,626	2,340,815
Fertitta Entertainment LLC
Initial Term Loan B
9.102% (1 Month SOFR + 4.00%), due 1/27/29 (b)	4,201,825	4,146,020
Formula One Management Ltd.
First Lien Facility Term Loan B
8.102% (1 Month SOFR + 3.00%), due 1/15/30 (b)	861,539	860,462
J&J Ventures Gaming LLC
Initial Term Loan
9.538% (3 Month SOFR + 4.00%), due 4/26/28 (b)	3,930,000	3,880,875
		11,228,172
Finance 6.1%
AAdvantage Loyality IP Ltd.
Initial Term Loan
10.00% (3 Month SOFR + 4.75%), due 4/20/28 (b)	3,400,000	3,473,464
Acuris Finance U.S., Inc.
Initial Dollar Term Loan
9.392% (3 Month SOFR + 4.00%), due 2/16/28 (b)	2,269,531	2,237,919
ADMI Corp. (b)
Amendment No.4 Refinancing Term Loan
8.592% (1 Month SOFR + 3.375%), due 12/23/27	1,466,250	1,369,722

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Finance (continued)
ADMI Corp. (b) (continued)
Amendment No. 5 Incremental Term Loan
8.967% (1 Month SOFR + 3.75%), due 12/23/27	$ 736,875	$ 687,873
Ahlstrom-Munksjo Holding 3 Oy
USD Facility Term Loan B
9.288% (3 Month LIBOR + 3.75%), due 2/4/28 (b)	782,179	730,034
AlixPartners LLP
Initial Dollar Term Loan
7.717% (1 Month SOFR + 2.50%), due 2/4/28 (b)	1,466,250	1,460,489
Blackstone Mortgage Trust, Inc.
Term Loan B4
8.602% (1 Month SOFR + 3.50%), due 5/9/29 (b)	941,724	862,854
Blue Tree Holdings, Inc.
Term Loan
8.003% (3 Month SOFR + 2.50%), due 3/4/28 (b)	488,750	479,382
Boxer Parent Co., Inc.
2021 Replacement Dollar Term Loan
8.967% (1 Month SOFR + 3.75%), due 10/2/25 (b)	2,227,189	2,206,708
Brand Industrial Services, Inc.
Initial Term Loan 9.40% - 9.788%
(1 Month SOFR + 4.25%, 3 Month SOFR + 4.25%), due 6/21/24 (b)	1,622,661	1,600,349
Colouroz Investment 1 GmbH
First Lien Initial Term Loan C 9.419% - 11.523%
(0.75% PIK) (3 Month LIBOR + 4.25%, 6 Month LIBOR + 4.25%), due 9/21/23 (b)(c)(f)	198,120	133,180
Colouroz Investment 2 LLC
First Lien Initial Term Loan B2 9.419% - 11.523%
(0.75% PIK) (1 Month LIBOR + 4.25%, 3 Month LIBOR + 4.25%), due 9/21/23 (b)(c)(f)	1,198,463	805,631
Covia Holdings LLC
Initial Term Loan
9.223% (3 Month LIBOR + 4.00%), due 7/31/26 (b)	709,736	699,090
CPC Acquisition Corp.
First Lien Initial Term Loan
9.253% (3 Month SOFR + 3.75%), due 12/29/27 (b)	1,738,715	1,317,077
	Principal Amount	Value

Finance (continued)
Deerfield Dakota Holding LLC
First Lien Initial Dollar Term Loan
8.992% (3 Month SOFR + 3.75%), due 4/9/27 (b)	$ 1,467,436	$ 1,419,744
Endurance International Group Holdings, Inc.
Initial Term Loan
8.792% (3 Month LIBOR + 3.50%), due 2/10/28 (b)	3,836,226	3,543,713
LBM Acquisition LLC
First Lien Initial Term Loan
8.904% (1 Month LIBOR + 3.75%), due 12/17/27 (b)	838,853	805,749
LSF11 Trinity Bidco, Inc.
Initial Term Loan
9.647% (1 Month SOFR + 4.50%), due 6/14/30 (b)	3,750,000	3,707,813
Minimax Viking GmbH
Facility Term Loan B1C
7.717% (1 Month SOFR + 2.50%), due 7/31/25 (b)	2,138,856	2,135,648
Onex TSG Intermediate Corp.
Initial Term Loan
10.057% (3 Month SOFR + 4.75%), due 2/28/28 (b)	980,000	875,466
Park River Holdings, Inc.
First Lien Initial Term Loan
8.522% (3 Month SOFR + 3.25%), due 12/28/27 (b)	1,306,652	1,250,938
Peraton Corp.
First Lien Term Loan B
8.952% (1 Month SOFR + 3.75%), due 2/1/28 (b)	3,379,027	3,313,257
Pluto Acquisition I, Inc.
First Lien 2021 Term Loan
9.476% (3 Month SOFR + 4.00%), due 6/22/26 (b)	2,058,000	1,673,839
Potters Industries LLC
Initial Term Loan
9.342% (3 Month SOFR + 4.00%), due 12/14/27 (b)	782,000	779,394
RealPage, Inc.
First Lien Initial Term Loan
8.217% (1 Month SOFR + 3.00%), due 4/24/28 (b)	2,342,129	2,286,503
RealTruck Group, Inc.
Initial Term Loan
8.967% (1 Month SOFR + 3.75%), due 1/31/28 (b)	1,055,700	987,739
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Finance (continued)
Triton Water Holdings, Inc.
First Lien Initial Term Loan
8.753% (3 Month SOFR + 3.50%), due 3/31/28 (b)	$ 2,178,380	$ 2,104,315
WCG Purchaser Corp.
First Lien Initial Term Loan
9.217% (1 Month SOFR + 4.00%), due 1/8/27 (b)	2,226,591	2,182,754
WildBrain Ltd.
Initial Term Loan
9.467% (1 Month SOFR + 4.25%), due 3/24/28 (b)	3,562,988	3,473,913
WIN Waste Innovations Holdings, Inc.
Initial Term Loan
7.967% (1 Month SOFR + 2.75%), due 3/24/28 (b)	2,195,200	1,872,506
		50,477,063
Healthcare 1.8%
AHP Health Partners, Inc.
Initial Term Loan
8.693% (1 Month SOFR + 3.50%), due 8/24/28 (b)	1,339,611	1,334,029
Chariot Buyer LLC
First Lien Initial Term Loan
8.452% (1 Month SOFR + 3.25%), due 11/3/28 (b)	4,728,000	4,614,727
CHG Healthcare Services, Inc.
First Lien Initial Term Loan
8.404% (1 Month SOFR + 3.25%), due 9/29/28 (b)	1,280,500	1,272,675
ICU Medical, Inc.
Tranche Term Loan B
7.892% (3 Month SOFR + 2.50%), due 1/8/29 (b)	841,241	830,725
LSCS Holdings, Inc.
First Lien Initial Term Loan
9.693% (1 Month LIBOR + 4.50%), due 12/16/28 (b)	689,500	670,539
Medical Solutions Holdings, Inc.
First Lien Initial Term Loan
8.614% (3 Month SOFR + 3.25%), due 11/1/28 (b)	508,259	477,446
Medline Borrower LP
Initial Dollar Term Loan
8.352% (1 Month SOFR + 3.25%), due 10/23/28 (b)	3,068,712	3,031,449
	Principal Amount	Value

Healthcare (continued)
U.S. Anesthesia Partners, Inc.
First Lien Initial Term Loan
9.42% (1 Month SOFR + 4.25%), due 10/1/28 (b)	$ 2,441,288	$ 2,288,707
		14,520,297
Healthcare & Pharmaceuticals 1.1%
Bausch & Lomb Corp.
Initial Term Loan
8.592% (3 Month SOFR + 3.25%), due 5/10/27 (b)	1,980,000	1,919,671
Bausch Health Cos., Inc.
Second Amendment Term Loan
10.441% (1 Month SOFR + 5.25%), due 2/1/27 (b)	1,425,000	1,069,462
Embecta Corp.
First Lien Initial Term Loan
8.337% (6 Month SOFR + 3.00%), due 3/30/29 (b)	1,109,302	1,100,289
Envision Healthcare Corp. (b)(c)(e)
2018 Third Out Term Loan
8.992% (3 Month SOFR + 3.75%), due 3/31/27	499,477	437
Second Out Term Loan
9.492% (3 Month SOFR + 4.25%), due 3/31/27	1,058,293	230,179
First Out Term Loan
13.267% (3 Month SOFR + 7.875%), due 3/31/27	180,192	195,208
Owens & Minor, Inc.
Term Loan B1 8.952% - 9.187%
(1 Month SOFR + 3.75%, 6 Month SOFR + 3.75%), due 3/29/29 (b)	937,500	935,156
Pediatric Associates Holding Co. LLC (b)
Amendment No. 1 Incremental Term Loan
8.467% (1 Month SOFR + 3.25%), due 12/29/28	1,372,105	1,339,946
Amendment No. 1 Incremental Delayed Draw Term Loan
8.467% (1 Month SOFR + 3.25%), due 12/29/28 (c)	177,269	173,114
Physician Partners LLC
Initial Term Loan
9.392% (3 Month SOFR + 4.00%), due 12/23/28 (b)	1,110,938	1,039,838

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Healthcare & Pharmaceuticals (continued)
Team Health Holdings, Inc.
Extended Term Loan
10.352% (1 Month SOFR + 5.25%), due 3/2/27 (b)	$ 1,488,945	$ 1,017,446
		9,020,746
Healthcare, Education & Childcare 5.0%
Agiliti Health, Inc.
Term Loan
8.16% (1 Month SOFR + 3.00%), due 5/1/30 (b)	3,758,207	3,737,067
Alvogen Pharma U.S., Inc.
January 2020 Term Loan
10.642% (3 Month SOFR + 5.25%), due 12/31/23 (b)	1,155,343	1,101,427
Amneal Pharmaceuticals LLC
Initial Term Loan
8.717% (1 Month SOFR + 3.50%), due 5/4/25 (b)	3,094,347	2,966,705
athenahealth Group, Inc.
Initial Term Loan
8.589% (1 Month SOFR + 3.50%), due 2/15/29 (b)	4,412,858	4,212,704
Auris Luxembourg III SARL
Facility Term Loan B2 9.089% - 9.122%
(6 Month LIBOR + 3.75%), due 2/27/26 (b)	1,132,203	1,069,932
Carestream Dental Technology Parent Ltd. (b)
First Lien Initial Term Loan
8.981% (3 Month LIBOR + 3.25%), due 9/1/24	689,648	589,649
First Lien Tranche Term Loan B
10.231% (3 Month SOFR + 4.50%), due 9/1/24	229,335	198,375
Carestream Health, Inc.
Term Loan
12.842% (3 Month SOFR + 7.50%), due 9/30/27 (b)	1,748,828	1,259,156
Ecovyst Catalyst Technologies LLC
Initial Term Loan
7.645% (3 Month SOFR + 2.50%), due 6/9/28 (b)	1,764,000	1,754,235
Elanco Animal Health, Inc.
Term Loan
7.01% (1 Month SOFR + 1.75%), due 8/1/27 (b)	1,444,456	1,416,388
	Principal Amount	Value

Healthcare, Education & Childcare (continued)
eResearchTechnology, Inc.
First Lien Initial Term Loan
9.717% (1 Month SOFR + 4.50%), due 2/4/27 (b)	$ 948,435	$ 909,905
FC Compassus LLC
Term Loan B1
9.557% (3 Month SOFR + 4.25%), due 12/31/26 (b)(c)	2,020,078	1,836,588
Grifols Worldwide Operations Ltd.
Dollar Tranche Term Loan B
7.414% (3 Month SOFR + 2.00%), due 11/15/27 (b)	925,556	910,185
Horizon Therapeutics USA, Inc.
Incremental Term Loan B2
6.954% (1 Month SOFR + 1.75%), due 3/15/28 (b)	651,667	649,585
Insulet Corp.
Term Loan B
8.467% (1 Month SOFR + 3.25%), due 5/4/28 (b)	1,869,462	1,867,125
Journey Personal Care Corp.
Initial Term Loan
9.981% (3 Month LIBOR + 4.25%), due 3/1/28 (b)	980,000	833,000
LifePoint Health, Inc.
First Lien Term Loan B
9.023% (3 Month LIBOR + 3.75%), due 11/16/25 (b)	3,376,733	3,126,291
Mallinckrodt International Finance SA
2017 Replacement Term Loan
10.396% (1 Month LIBOR + 5.25%), due 9/30/27 (b)	937,140	702,855
National Mentor Holdings, Inc. (b)
First Lien Initial Term Loan 8.952% - 9.092%
(1 Month SOFR + 3.75%, 3 Month SOFR + 3.75%), due 3/2/28	1,542,534	1,158,186
First Lien Initial Term Loan C
9.092% (3 Month SOFR + 3.75%), due 3/2/28	49,563	37,213
Organon & Co.
Dollar Term Loan
8.25% (1 Month LIBOR + 3.00%), due 6/2/28 (b)	2,326,377	2,322,015
Petco Health and Wellness Co., Inc.
First Lien Initial Term Loan
8.753% (3 Month SOFR + 3.25%), due 3/3/28 (b)	1,894,412	1,881,782
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Healthcare, Education & Childcare (continued)
Raptor Acquisition Corp.
First Lien Term Loan B
9.52% (3 Month LIBOR + 4.00%), due 11/1/26 (b)	$ 1,237,500	$ 1,233,890
Select Medical Corp.
Tranche Term Loan B
7.702% (1 Month SOFR + 2.50%), due 3/6/25 (b)	2,048,391	2,041,734
Sound Inpatient Physicians, Inc.
First Lien Initial Term Loan
8.273% (3 Month SOFR + 3.00%), due 6/27/25 (b)(c)	475,000	275,500
Sunshine Luxembourg VII SARL
Facility Term Loan B3
9.092% (3 Month LIBOR + 3.75%), due 10/1/26 (b)	3,372,813	3,350,326
		41,441,818
High Tech Industries 2.3%
Altar BidCo, Inc.
First Lien Initial Term Loan 7.993% - 8.262%
(1 Year SOFR + 3.10%), due 2/1/29 (b)	1,856,250	1,827,632
AP Gaming I LLC
Term Loan B
9.392% (3 Month SOFR + 4.00%), due 2/15/29 (b)	2,880,208	2,843,307
Central Parent, Inc.
First Lien Initial Term Loan
9.492% (3 Month SOFR + 4.25%), due 7/6/29 (b)	995,000	991,495
Hanesbands, Inc.
Tranche Initial Term Loan B
8.852% (1 Month SOFR + 3.75%), due 3/8/30 (b)	1,496,250	1,499,991
NAB Holdings LLC
Initial Term Loan
8.392% (3 Month SOFR + 3.00%), due 11/23/28 (b)	1,773,000	1,755,270
Nielsen Consumer, Inc.
Fifth Amendment Dollar Incremental Term Loan
11.352% (1 Month SOFR + 6.25%), due 3/6/28 (b)	1,666,667	1,570,833
Open Text Corp.
Term Loan B
8.702% (1 Month SOFR + 3.50%), due 1/31/30 (b)	3,980,000	3,986,396
	Principal Amount	Value

High Tech Industries (continued)
Scientific Games Holdings LP
First Lien Initial Dollar Term Loan
8.421% (3 Month SOFR + 3.50%), due 4/4/29 (b)	$ 1,717,789	$ 1,694,974
Trans Union LLC
2021 Incremental Term Loan B6
7.467% (1 Month SOFR + 2.25%), due 12/1/28 (b)	3,053,664	3,043,948
		19,213,846
Home and Office Furnishings, Housewares & Durable Consumer Products 0.0% ‡
Serta Simmons Bedding LLC
First Lien Initial Term Loan (zero coupon)
(1 Month LIBOR + 3.50%), due 11/8/23 (b)(c)(e)(g)	2,460,608	98,424
Hotel, Gaming & Leisure 0.3%
Flutter Entertainment plc
2028 Third Amendment Term Loan B
8.753% (3 Month SOFR + 3.25%), due 7/22/28 (b)	2,143,215	2,145,894
Hotels, Motels, Inns & Gaming 3.7%
Aimbridge Acquisition Co., Inc.
First Lien 2019 Initial Term Loan
8.943% (1 Month SOFR + 3.75%), due 2/2/26 (b)	1,406,205	1,362,261
Caesars Entertainment, Inc.
2023 Incremental Term Loan B
8.452% (1 Month SOFR + 3.25%), due 2/6/30 (b)	2,094,750	2,092,393
Entain plc (b)
USD Facility Term Loan B
7.437% (6 Month SOFR + 2.50%), due 3/29/27	1,260,000	1,253,962
USD Facility Term Loan B2
8.437% (6 Month SOFR + 3.50%), due 10/31/29	1,592,000	1,584,836
Everi Holdings, Inc.
Term Loan B
7.693% (1 Month LIBOR + 2.50%), due 8/3/28 (b)	1,440,881	1,437,279
Four Seasons Holdings, Inc.
2022 Refinancing Term Loan
8.452% (1 Month SOFR + 3.25%), due 11/30/29 (b)	1,420,722	1,422,336

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Hotels, Motels, Inns & Gaming (continued)
Golden Entertainment, Inc. (b)
First Lien 2023 Refinancing Term Loan B1
7.939% (1 Month SOFR + 2.75%), due 5/28/30	$ 875,000	$ 872,813
First Lien Facility Term Loan B
8.18% (1 Month LIBOR + 3.00%), due 10/21/24	390,405	389,429
Hilton Worldwide Finance LLC
Refinanced Term Loan B2
6.939% (1 Month SOFR + 1.75%), due 6/22/26 (b)	235,804	235,402
Light and Wonder International, Inc.
Initial Term Loan B
8.248% (1 Month SOFR + 3.00%), due 4/14/29 (b)	3,712,500	3,701,893
Oceankey U.S. II Corp.
Initial Term Loan
8.702% (1 Month SOFR + 3.50%), due 12/15/28 (b)	1,982,462	1,874,254
PCI Gaming Authority
Facility Term Loan B
7.717% (1 Month SOFR + 2.50%), due 5/29/26 (b)	2,449,126	2,447,378
Penn Entertainment, Inc.
Facility Term Loan B
7.952% (1 Month SOFR + 2.75%), due 5/3/29 (b)	495,000	492,757
Station Casinos LLC
Facility Term Loan B1
7.45% (1 Month LIBOR + 2.25%), due 2/8/27 (b)	1,606,293	1,600,269
Travel + Leisure Co.
Term Loan B
7.467% (1 Month SOFR + 2.25%), due 5/30/25 (b)	1,912,198	1,897,856
UFC Holdings LLC
First Lien Term Loan B3
8.05% (3 Month SOFR + 2.75%), due 4/29/26 (b)	3,994,242	3,988,139
Whatabrands LLC
Initial Term Loan B
8.467% (1 Month SOFR + 3.25%), due 8/3/28 (b)	1,970,000	1,957,073
	Principal Amount	Value

Hotels, Motels, Inns & Gaming (continued)
Wyndham Hotels & Resorts, Inc.
2023 Term Loan B
7.452% (1 Month SOFR + 2.25%), due 5/24/30 (b)	$ 1,792,903	$ 1,791,558
		30,401,888
Insurance 4.2%
Acrisure LLC (b)
First Lien 2020 Term Loan
8.693% (1 Month LIBOR + 3.50%), due 2/15/27	1,963,535	1,905,448
First Lien 2021-2 Additional Term Loan
9.443% (1 Month LIBOR + 4.25%), due 2/15/27	1,034,250	1,011,411
Alliant Holdings Intermediate LLC
New Term Loan B4
8.65% (1 Month LIBOR + 3.50%), due 11/5/27 (b)	1,965,000	1,949,956
AmWINS Group, Inc. (b)
Term Loan
7.443% (1 Month SOFR + 2.25%), due 2/19/28	1,950,023	1,928,528
February 2023 Incremental Term Loan
7.952% (1 Month SOFR + 2.75%), due 2/19/28	3,482,500	3,469,441
AssuredPartners, Inc. (b)
2020 February Refinancing Term Loan
8.717% (1 Month SOFR + 3.50%), due 2/12/27	3,108,762	3,080,783
2022-2 Term Loan
9.352% (1 Month SOFR + 4.25%), due 2/12/27	397,000	396,131
Asurion LLC (b)
New Term Loan B8
8.788% (1 Month LIBOR + 3.25%), due 12/23/26	975,000	936,407
New Term Loan B9
8.788% (3 Month LIBOR + 3.25%), due 7/31/27	488,750	463,549
New Term Loan B11
9.452% (1 Month SOFR + 4.25%), due 8/19/28	1,421,025	1,348,197
Second Lien New Term Loan B3
10.452% (1 Month SOFR + 5.25%), due 1/31/28	300,000	253,071
Second Lien New Term Loan B4
10.467% (1 Month SOFR + 5.20%), due 1/20/29	2,500,000	2,096,250
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Insurance (continued)
Broadstreet Partners, Inc. (b)
2020 Initial Term Loan
7.967% (1 Month SOFR + 2.75%), due 1/27/27	$ 2,477,142	$ 2,448,655
Tranche Term Loan B2
8.467% (1 Month SOFR + 2.75%), due 1/27/27	687,750	681,159
Initial Term Loan B
9.16% (1 Month SOFR + 4.00%), due 1/27/29	500,000	496,875
Hub International Ltd. (b)
2022 Incremental Term Loan
9.072% (3 Month SOFR + 4.00%), due 11/10/29	358,200	357,566
2023 Refinancing Term Loan
9.341% (1 Month SOFR + 4.25%), due 6/20/30	2,400,000	2,402,726
NFP Corp.
Closing Date Term Loan
8.467% (1 Month SOFR + 3.25%), due 2/15/27 (b)	1,899,834	1,856,495
Ryan Specialty Group LLC
Initial Term Loan
8.202% (1 Month SOFR + 3.00%), due 9/1/27 (b)	972,500	970,069
Sedgwick Claims Management Services, Inc.
2023 Term Loan
8.852% (1 Month SOFR + 3.75%), due 2/24/28 (b)	3,850,193	3,820,716
USI, Inc.
2022 New Term Loan
8.992% (3 Month SOFR + 3.75%), due 11/22/29 (b)	2,828,625	2,821,553
		34,694,986
Leisure, Amusement, Motion Pictures & Entertainment 1.3%
Bombardier Recreational Products, Inc.
2022-2 Incremental Term Loan
8.602% (1 Month SOFR + 3.50%), due 12/13/29 (b)	2,985,000	2,982,200
Creative Artists Agency LLC
Term Loan B
8.602% (1 Month SOFR + 3.50%), due 11/27/28 (b)	3,391,500	3,376,662
	Principal Amount	Value

Leisure, Amusement, Motion Pictures & Entertainment (continued)
Lions Gate Capital Holdings LLC
Term Loan B
7.452% (1 Month SOFR + 2.25%), due 3/24/25 (b)	$ 995,739	$ 986,093
Marriott Ownership Resorts, Inc.
2019 Refinancing Term Loan
6.943% (1 Month LIBOR + 1.75%), due 8/29/25 (b)	1,313,765	1,308,290
William Morris Endeavor Entertainment LLC (IMG Worldwide Holdings LLC)
First Lien Term Loan B1
7.95% (1 Month SOFR + 2.75%), due 5/18/25 (b)	2,152,626	2,145,092
		10,798,337
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.7%
Advanced Drainage Systems, Inc.
Initial Term Loan
7.51% (1 Month SOFR + 2.25%), due 7/31/26 (b)	455,893	457,412
Columbus McKinnon Corp.
Initial Term Loan
8.23% (3 Month SOFR + 2.75%), due 5/14/28 (b)	1,290,484	1,284,839
CPM Holdings, Inc. (b)
First Lien Initial Term Loan
8.67% (1 Month SOFR + 3.50%), due 11/17/25	1,432,489	1,428,908
Second Lien Initial Term Loan
13.42% (1 Month SOFR + 8.25%), due 11/16/26 (c)	797,980	791,496
Husky Injection Molding Systems Ltd.
Initial Term Loan
8.731% (3 Month SOFR + 3.00%), due 3/28/25 (b)	1,776,558	1,728,443
		5,691,098
Manufacturing 3.0%
ASP Blade Holdings, Inc.
Initial Term Loan
9.217% (1 Month SOFR + 4.00%), due 10/13/28 (b)	1,478,823	1,282,140
Chart Industries, Inc.
Amendment No. 3 Term Loan
8.941% (1 Month SOFR + 3.75%), due 3/15/30 (b)	2,137,500	2,130,820

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Manufacturing (continued)
Coherent Corp.
Initial Term Loan B
7.967% (1 Month SOFR + 2.75%), due 7/2/29 (b)	$ 2,520,792	$ 2,514,491
CP Atlas Buyer, Inc.
Term Loan B
8.952% (1 Month LIBOR + 3.75%), due 11/23/27 (b)	2,309,850	2,168,371
CPG International LLC
Closing Date Term Loan
7.702% (1 Month SOFR + 2.50%), due 4/28/29 (b)	1,240,625	1,234,422
EMRLD Borrower LP
Initial Term Loan B
8.264% (3 Month SOFR + 3.00%), due 5/31/30 (b)	6,209,289	6,204,632
FCG Acquisitions, Inc.
First Lien Initial Term Loan
8.909% (3 Month LIBOR + 3.75%), due 3/31/28 (b)	1,477,479	1,455,316
Idemia Group SAS
USD Facility Term Loan B3
10.038% (3 Month LIBOR + 4.50%), due 1/10/26 (b)	1,056,834	1,052,871
Madison IAQ LLC
Term Loan
8.302% (3 Month LIBOR + 3.25%), due 6/21/28 (b)	2,312,800	2,254,566
Pro Mach Group, Inc.
First Lien Closing Date Initial Term Loan
9.154% (3 Month SOFR + 4.00%), due 8/31/28 (b)	2,771,098	2,761,477
Standard Building Solutions, Inc.
Initial Term Loan
7.692% (1 Month SOFR + 2.50%), due 9/22/28 (b)	1,045,061	1,043,900
Zurn LLC
First Lien Term Loan B
7.193% (1 Month SOFR + 2.00%), due 10/4/28 (b)	837,250	835,854
		24,938,860
Media 1.8%
Apple Bidco LLC (b)
First Lien Initial Term Loan
7.967% (1 Month SOFR + 2.75%), due 9/22/28	2,334,450	2,312,357
	Principal Amount	Value

Media (continued)
Apple Bidco LLC (b) (continued)
First Lien Amendment No. 1 Term Loan
9.102% (1 Month SOFR + 4.00%), due 9/22/28	$ 746,250	$ 743,140
Cogeco Communications Finance (USA) LP
Amendment No. 5 Incremental Term Loan B
7.717% (1 Month SOFR + 2.50%), due 9/1/28 (b)	2,754,590	2,731,521
Diamond Sports Group LLC
Second Lien Term Loan
TBD (1 Month SOFR + 5.25%, 3 Month SOFR + 3.25%), due 8/24/26 (b)(c)(e)(g)	2,898,312	89,364
Directv Financing LLC
Closing Date Term Loan
10.217% (1 Month SOFR + 5.00%), due 8/2/27 (b)	2,564,512	2,504,979
Mission Broadcasting, Inc.
Term Loan B4
7.67% (1 Month SOFR + 2.50%), due 6/2/28 (b)	589,500	587,584
Radiate Holdco LLC
Amendment No. 6 Term Loan B
8.477% (1 Month SOFR + 3.25%), due 9/25/26 (b)	3,036,214	2,526,130
Sinclair Television Group, Inc.
Term Loan B4
8.952% (1 Month SOFR + 3.75%), due 4/21/29 (b)	1,980,000	1,489,950
Virgin Media Bristol LLC
Facility Term Loan Y
8.311% (6 Month SOFR + 3.25%), due 3/31/31 (b)	2,000,000	1,981,250
		14,966,275
Mining, Steel, Iron & Non-Precious Metals 1.2%
American Rock Salt Co. LLC
First Lien Initial Term Loan
9.217% (1 Month SOFR + 4.00%), due 6/9/28 (b)	1,232,000	1,145,760
Gates Global LLC (b)
Initial Dollar Term Loan B3
7.702% (1 Month SOFR + 2.50%), due 3/31/27	2,884,568	2,866,178
Initial Dollar Term Loan B4
8.602% (1 Month SOFR + 3.50%), due 11/16/29	1,985,000	1,984,645
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Mining, Steel, Iron & Non-Precious Metals (continued)
MRC Global (U.S.), Inc.
2018 Refinancing Term Loan
8.193% (1 Month LIBOR + 3.00%), due 9/20/24 (b)	$ 1,040,577	$ 988,548
U.S. Silica Co.
Term Loan
9.952% (1 Month SOFR + 4.75%), due 3/25/30 (b)	3,078,681	3,051,743
		10,036,874
Oil & Gas 1.9%
Buckeye Partners LP
2021 Tranche Term Loan B1
7.452% (1 Month SOFR + 2.25%), due 11/1/26 (b)	1,330,570	1,320,776
ChampionX Corp.
Term Loan B1
8.50% (1 Month SOFR + 3.25%), due 6/7/29 (b)	1,488,750	1,488,750
DT Midstream, Inc.
Initial Term Loan
7.356% (3 Month SOFR + 2.00%), due 6/26/28 (b)	319,462	319,303
Fleet Midco I Ltd.
Facility Term Loan B
8.193% (1 Month LIBOR + 3.00%), due 10/7/26 (b)	1,203,125	1,200,117
GIP III Stetson I LP
Initial Term Loan
9.452% (1 Month SOFR + 4.25%), due 7/18/25 (b)(c)	1,299,854	1,297,216
Keane Group Holdings LLC
Initial Term Loan
8.688% (1 Month LIBOR + 3.50%), due 5/25/25 (b)	952,500	951,907
Medallion Midland Acquisition LLC
Initial Term Loan
9.253% (3 Month SOFR + 3.75%), due 10/18/28 (b)	1,563,787	1,550,429
Murphy Oil USA, Inc.
Tranche Term Loan B
6.92% (1 Month SOFR + 1.75%), due 1/31/28 (b)	441,000	441,551
NorthRiver Midstream Finance LP
Initial Term Loan B
8.427% (3 Month LIBOR + 3.25%), due 10/1/25 (b)	1,143,000	1,140,714
	Principal Amount	Value

Oil & Gas (continued)
Oryx Midstream Services Permian Basin LLC
2023 Incremental Term Loan
8.539% (1 Month SOFR + 3.25%), due 10/5/28 (b)	$ 1,970,339	$ 1,965,823
PES Holdings LLC
Tranche Term Loan C (zero coupon) - 12.75%
(3.00% PIK) (1 Month LIBOR + 4.50%), due 12/31/23 (b)(c)(e)(f)(g)	1,163,706	27,153
Prairie ECI Acquiror LP
Initial Term Loan
9.943% (1 Month LIBOR + 4.75%), due 3/11/26 (b)	1,185,525	1,170,070
TransMontaigne Operating Co. LP
Tranche Term Loan B 8.704% - 8.717%
(1 Month SOFR + 3.50%), due 11/17/28 (b)	497,249	489,635
Traverse Midstream Partners LLC
Advance Term Loan
8.937% (1 Month SOFR + 3.75%), due 2/16/28 (b)	1,059,501	1,050,230
Veritas U.S., Inc.
Dollar 2021 Term Loan B
10.217% (1 Month SOFR + 5.00%), due 9/1/25 (b)	1,175,880	957,460
		15,371,134
Packaging 0.3%
LABL, Inc.
Initial Dollar Term Loan
10.202% (1 Month SOFR + 5.00%), due 10/29/28 (b)	1,477,500	1,461,903
Plastipak Holdings, Inc.
2021 Tranche Term Loan B
7.75% (1 Month LIBOR + 2.50%), due 12/1/28 (b)	955,588	955,190
		2,417,093
Personal & Nondurable Consumer Products 1.6%
ABG Intermediate Holdings 2 LLC
First Lien Tranche Term Loan B1
8.702% (1 Month SOFR + 3.50%), due 12/21/28 (b)	2,853,687	2,837,279
Foundation Building Materials, Inc.
First Lien Initial Term Loan 8.404% - 8.523%
(1 Month SOFR + 3.25%, 3 Month SOFR + 3.25%), due 1/31/28 (b)	1,734,337	1,683,992

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Personal & Nondurable Consumer Products (continued)
Hunter Douglas Holding BV
Tranche Term Loan B1
8.666% (3 Month SOFR + 3.50%), due 2/26/29 (b)	$ 2,970,000	$ 2,809,436
Leslie's Poolmart, Inc.
Initial Term Loan
7.852% (3 Month LIBOR + 2.75%), due 3/9/28 (b)	1,955,000	1,948,484
Michaels Cos., Inc. (The)
Term Loan B
9.753% (3 Month SOFR + 4.25%), due 4/15/28 (b)	3,136,000	2,769,480
Perrigo Co. plc
Initial Term Loan B
7.452% (1 Month SOFR + 2.25%), due 4/20/29 (b)	994,975	986,269
Prestige Brands, Inc.
Term Loan B5
7.193% (1 Month SOFR + 2.00%), due 7/3/28 (b)	495,000	494,381
		13,529,321
Personal & Nondurable Consumer Products (Manufacturing Only) 0.7%
American Builders & Contractors Supply Co., Inc.
Restatement Effective Date Term Loan
7.202% (1 Month SOFR + 2.00%), due 1/15/27 (b)	1,674,653	1,668,073
Hercules Achievement, Inc.
First Lien Third Amendment Extended Term Loan
10.217% (1 Month SOFR + 5.00%), due 12/15/26 (b)	1,890,588	1,807,875
SRAM LLC
Initial Term Loan
7.943% (1 Month LIBOR + 2.75%), due 5/18/28 (b)	1,990,909	1,970,379
		5,446,327
Personal, Food & Miscellaneous Services 1.6%
1011778 B.C. Unlimited Liability Co.
Term Loan B4
6.943% (1 Month LIBOR + 1.75%), due 11/19/26 (b)	2,110,186	2,091,392
Aramark Intermediate HoldCo Corp. (b)
U.S. Term Loan B5
7.717% (1 Month SOFR + 2.50%), due 4/6/28	1,402,972	1,399,465
	Principal Amount	Value

Personal, Food & Miscellaneous Services (continued)
Aramark Intermediate HoldCo Corp. (b) (continued)
U.S. Term Loan B6
7.717% (1 Month SOFR + 2.50%), due 6/22/30	$ 1,437,978	$ 1,432,586
Hayward Industries, Inc.
First Lien Refinancing Term Loan
7.967% (1 Month SOFR + 2.75%), due 5/30/28 (b)	1,746,545	1,723,074
Hillman Group, Inc. (The)
Initial Term Loan
7.904%, due 7/14/28	530,771	527,985
Initial Delayed Draw Term Loan
7.904% (1 Month LIBOR + 2.75%), due 7/14/28 (b)	10,196	10,143
IRB Holding Corp.
2022 Replacement Term Loan B
8.202% (1 Month SOFR + 3.00%), due 12/15/27 (b)	4,678,948	4,643,856
KFC Holding Co.
2021 Term Loan B
6.896% (1 Month LIBOR + 1.75%), due 3/15/28 (b)	1,441,867	1,427,448
		13,255,949
Pharmaceuticals 0.1%
Padagis LLC
Term Loan B
9.969% (3 Month LIBOR + 4.75%), due 7/6/28 (b)	1,129,412	1,064,471
Printing & Publishing 0.7%
Getty Images, Inc.
Initial Dollar Term Loan 9.702% - 9.842%
(1 Month SOFR + 4.50%, 3 Month SOFR + 4.50%), due 2/19/26 (b)	968,487	967,276
Severin Acquisition LLC
First Lien Initial Term Loan
8.045% (3 Month SOFR + 3.00%), due 8/1/25 (b)	1,924,919	1,922,169
Springer Nature Deutschland GmbH
Initial Term Loan B18
8.503% (3 Month LIBOR + 3.00%), due 8/14/26 (b)	3,062,584	3,056,842
		5,946,287
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Real Estate 0.2%
RHP Hotel Properties LP
Tranche Term Loan B
7.852% (1 Month SOFR + 2.75%), due 5/18/30 (b)	$ 1,330,000	$ 1,328,005
Retail 0.5%
Great Outdoors Group LLC
Term Loan B2
8.943% (1 Month SOFR + 3.75%), due 3/6/28 (b)	4,314,953	4,277,198
Retail Store 1.2%
BJ's Wholesale Club, Inc.
First Lien Tranche Term Loan B
7.891% (1 Month SOFR + 2.75%), due 2/3/27 (b)	1,231,047	1,231,561
EG Group Ltd.
USD Facility Term Loan B
9.151%, due 2/7/25	654,812	643,025
USD Additional Facility Term Loan
9.164% (1 Month LIBOR + 4.00%), due 2/7/25 (b)	1,425,040	1,399,389
Harbor Freight Tools USA, Inc.
2021 Initial Term Loan
7.967% (1 Month SOFR + 2.75%), due 10/19/27 (b)	2,785,210	2,744,011
PetSmart LLC
Initial Term Loan
8.952% (1 Month SOFR + 3.75%), due 2/11/28 (b)	1,624,865	1,622,157
White Cap Supply Holdings LLC
Initial Closing Date Term Loan
8.852% (1 Month SOFR + 3.75%), due 10/19/27 (b)	1,952,763	1,934,455
		9,574,598
Services: Business 4.6%
Brown Group Holdings LLC (b)
Incremental Facility Term Loan B2 8.795% - 9.014%
(1 Month SOFR + 3.75%, 3 Month SOFR + 3.75%), due 7/2/29	1,038,218	1,035,437
Initial Term Loan
7.702% (1 Month SOFR + 2.50%), due 6/7/28	1,146,102	1,128,194
	Principal Amount	Value

Services: Business (continued)
Charlotte Buyer, Inc.
First Lien Initial Term Loan B
10.396% (1 Month SOFR + 5.25%), due 2/11/28 (b)	$ 796,000	$ 779,417
ConnectWise LLC
Initial Term Loan
8.693% (1 Month LIBOR + 3.50%), due 9/29/28 (b)	1,379,000	1,340,216
Dun & Bradstreet Corp. (The) (b)
2022 Incremental Term Loan B2
8.334% (1 Month SOFR + 3.25%), due 1/18/29	296,250	295,435
Initial Borrowing Term Loan
8.434% (1 Month SOFR + 3.25%), due 2/6/26	2,799,919	2,801,420
Electron Bidco, Inc.
First Lien Initial Term Loan
8.217% (1 Month SOFR + 3.00%), due 11/1/28 (b)	3,625,783	3,605,841
Fortrea Holdings, Inc.
Term Loan B
TBD, due 6/12/30	1,250,000	1,248,437
GIP II Blue Holding LP
Initial Term Loan
9.717% (3 Month SOFR + 4.50%), due 9/29/28 (b)	2,223,773	2,227,016
Hunter Holdco 3 Ltd.
First Lien Initial Dollar Term Loan
9.592% (3 Month SOFR + 4.25%), due 8/19/28 (b)	3,033,000	3,010,252
ICON plc (b)
Lux Term Loan
7.753% (3 Month SOFR + 2.25%), due 7/3/28	1,379,437	1,378,575
U.S. Term Loan
7.753% (3 Month SOFR + 2.25%), due 7/3/28	343,688	343,473
Mercury Borrower, Inc.
First Lien Initial Term Loan
8.717% (1 Month SOFR + 3.50%), due 8/2/28 (b)	4,235,338	4,158,572
Mitchell International, Inc. (b)
First Lien Initial Term Loan
8.943% (1 Month LIBOR + 3.75%), due 10/15/28	1,975,000	1,926,859
Second Lien Initial Term Loan
11.693% (1 Month SOFR + 6.50%), due 10/15/29	1,200,000	1,044,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Services: Business (continued)
MPH Acquisition Holdings LLC
Initial Term Loan
9.726% (3 Month SOFR + 4.25%), due 9/1/28 (b)	$ 2,456,250	$ 2,181,150
Nielsen Consumer, Inc.
2021 Refinancing Dollar Term Loan
8.852% (1 Month SOFR + 3.75%), due 3/6/28 (b)	1,466,381	1,316,994
Orbit Private Holdings I Ltd.
First Lien Initial Dollar Term Loan
10.087% (6 Month SOFR + 4.50%), due 12/11/28 (b)	497,475	498,097
Parexel International, Inc.
First Lien Initial Term Loan
8.404% (1 Month SOFR + 3.25%), due 11/15/28 (b)	2,482,481	2,459,873
PECF USS Intermediate Holding III Corp.
Initial Term Loan
9.523% (3 Month LIBOR + 4.25%), due 12/15/28 (b)	2,462,406	1,981,895
Polaris Newco LLC
First Lien Dollar Term Loan
9.538% (3 Month LIBOR + 4.00%), due 6/2/28 (b)	2,442,532	2,237,970
Project Boost Purchaser LLC
2021 Tranche Term Loan 2
8.717% (1 Month SOFR + 3.50%), due 5/30/26 (b)	236,272	233,220
Vizient, Inc.
Term Loan B7
7.439% (1 Month SOFR + 2.25%), due 5/16/29 (b)	742,500	741,340
		37,973,683
Services: Consumer 0.0% ‡
West Technology Group LLC
Term Loan B3
9.295% (3 Month SOFR + 4.00%), due 4/10/27 (b)	488,300	440,004
Software 3.6%
AppLovin Corp.
Amendment No. 6 New Term Loan
8.202% (1 Month SOFR + 3.10%), due 10/25/28 (b)	1,185,000	1,181,149
	Principal Amount	Value

Software (continued)
Cloud Software Group, Inc.
First Lien Dollar Term Loan B
9.842% (3 Month SOFR + 4.50%), due 3/30/29 (b)	$ 1,596,000	$ 1,491,762
Cornerstone OnDemand, Inc.
First Lien Initial Term Loan
8.904% (1 Month SOFR + 3.75%), due 10/16/28 (b)	1,851,563	1,712,695
Gen Digital, Inc.
Tranche Initial Term Loan B
7.202% (1 Month SOFR + 2.00%), due 9/12/29 (b)	5,209,004	5,166,030
Informatica LLC
Initial Term Loan
8.00% (1 Month SOFR + 2.75%), due 10/27/28 (b)	1,925,525	1,919,908
Magenta Buyer LLC
First Lien Initial Term Loan
10.03% (3 Month LIBOR + 4.75%), due 7/27/28 (b)	689,500	516,551
McAfee Corp.
Tranche Term Loan B1
9.01% (1 Month SOFR + 3.75%), due 3/1/29 (b)	3,952,519	3,766,893
Mitnick Corp. Purchaser, Inc.
Initial Term Loan
9.895% (3 Month SOFR + 4.75%), due 5/2/29 (b)	1,985,000	1,920,487
Quartz AcquireCo LLC
Term Loan
8.587%, due 6/28/30	1,250,000	1,248,438
Quest Software U.S. Holdins, Inc.
First Lien Initial Term Loan
9.445% (3 Month SOFR + 4.25%), due 2/1/29 (b)	2,791,406	2,154,966
Sophia LP
First Lien Term Loan B
9.038% (3 Month LIBOR + 3.50%), due 10/7/27 (b)	669,734	662,032
Sovos Compliance LLC
First Lien Initial Term Loan
9.717% (1 Month SOFR + 4.50%), due 8/11/28 (b)	492,868	473,858
UKG, Inc. (b)
First Lien 2021-2 Incremental Term Loan
8.271% (3 Month SOFR + 3.25%), due 5/4/26	3,843,040	3,767,378
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Software (continued)
UKG, Inc. (b) (continued)
First Lien Initial Term Loan
8.895% (3 Month SOFR + 3.75%), due 5/4/26	$ 1,684,375	$ 1,659,301
Second Lien 2021 Incremental Term Loan
10.271% (3 Month SOFR + 5.25%), due 5/3/27	200,000	192,875
Vision Solutions, Inc.
First Lien Third Incremental Term Loan
9.505% (3 Month LIBOR + 4.25%), due 4/24/28 (b)	1,637,500	1,549,484
		29,383,807
Telecommunications 3.3%
Avaya, Inc.
Initial Term Loan
13.602% (1 Month SOFR + 8.50%), due 8/1/28 (b)	117,344	101,503
Azalea TopCo, Inc.
First Lien Initial Term Loan
8.717% (1 Month SOFR + 3.50%), due 7/24/26 (b)	2,406,250	2,335,867
Cablevision Lightpath LLC
Initial Term Loan
8.443% (1 Month SOFR + 3.25%), due 11/30/27 (b)	1,469,849	1,413,505
Connect Finco SARL
Amendement No.1 Refinancing Term Loan
8.70% (1 Month LIBOR + 3.50%), due 12/11/26 (b)	3,889,545	3,886,305
CSC Holdings LLC
September 2019 Initial Term Loan
7.693% (1 Month LIBOR + 2.50%), due 4/15/27 (b)	3,580,355	3,120,877
Cyxtera DC Holdings, Inc. (b)
First Lien Initial Term Loan
8.068% (3 Month SOFR + 3.00%), due 5/1/24 (c)(e)	942,500	461,825
Initial Term Loan
13.765% (1 Month SOFR + 8.50%), due 12/7/23	1,053,815	1,040,642
Frontier Communications Holdings LLC
Term Loan B
9.00% (1 Month SOFR + 3.75%), due 5/1/28 (b)	2,101,625	2,036,826
	Principal Amount	Value

Telecommunications (continued)
Gogo Intermediate Holdings LLC
Initial Term Loan
8.967% (1 Month SOFR + 3.75%), due 4/30/28 (b)	$ 2,528,317	$ 2,521,997
Intelsat Jackson Holdings SA
Term Loan B
9.443% (3 Month SOFR + 4.25%), due 2/1/29 (b)	1,323,761	1,316,040
Level 3 Financing, Inc.
Tranche 2027 Term Loan B
6.967% (1 Month SOFR + 1.75%), due 3/1/27 (b)	1,162,434	1,068,471
Lumen Technologies, Inc.
Term Loan B
7.467% (1 Month SOFR + 2.25%), due 3/15/27 (b)	2,143,317	1,641,781
Redstone HoldCo 2 LP
First Lien Initial Term Loan
10.005% (3 Month SOFR + 4.75%), due 4/27/28 (b)	1,471,288	1,216,265
SBA Senior Finance II LLC
Initial Term Loan
6.95% (1 Month LIBOR + 1.75%), due 4/11/25 (b)	1,743,874	1,742,939
Telesat Canada
Term Loan B5
8.03% (3 Month SOFR + 2.75%), due 12/7/26 (b)	1,220,447	752,100
Zayo Group Holdings, Inc.
Initial Dollar Term Loan
8.217% (1 Month SOFR + 3.00%), due 3/9/27 (b)	3,348,136	2,618,721
		27,275,664
Utilities 2.4%
Astoria Energy LLC
2020 Advance Term Loan B
8.693% (1 Month SOFR + 3.50%), due 12/10/27 (b)	644,525	638,483
Brookfield WEC Holdings, Inc. (b)
First Lien 2021 Initial Term Loan
7.943% (1 Month SOFR + 2.75%), due 8/1/25	1,871,458	1,864,674
Initial Term Loan
8.852% (1 Month SOFR + 3.75%), due 8/1/25	1,157,917	1,155,926

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay VP Floating Rate Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Utilities (continued)
Calpine Corp.
2019 Term Loan
7.20% (1 Month LIBOR + 2.00%), due 4/5/26 (b)	$ 3,024,000	$ 3,018,844
Constellation Renewables LLC
Term Loan
8.025% (3 Month SOFR + 2.50%), due 12/15/27 (b)	1,312,749	1,302,699
Edgewater Generation LLC
Term Loan
8.967% (1 Month SOFR + 3.75%), due 12/13/25 (b)	3,062,969	2,849,838
Granite Generation LLC
Term Loan
8.943% (1 Month LIBOR + 3.75%), due 11/9/26 (b)	2,950,001	2,901,143
Hamilton Projects Acquiror LLC
Term Loan
9.717% (1 Month SOFR + 4.50%), due 6/17/27 (b)	2,108,113	2,079,127
PG&E Corp.
Term Loan
8.217% (1 Month SOFR + 3.00%), due 6/23/25 (b)	1,697,500	1,692,195
Vistra Operations Co. LLC
2018 Incremental Term Loan 6.896% - 6.943%
(1 Month LIBOR + 1.75%), due 12/31/25 (b)	2,067,519	2,061,488
		19,564,417
Water 0.3%
Osmosis Buyer Ltd.
2022 Refinanciang Term Loan B
8.896% (1 Month SOFR + 3.75%), due 7/31/28 (b)	2,376,000	2,324,025
Total Loan Assignments (Cost $771,115,343)		742,012,725
Total Long-Term Bonds (Cost $815,493,763)		784,188,015

	Shares	Value
Affiliated Investment Company 0.3%
Fixed Income Fund 0.3%
MainStay MacKay High Yield Corporate Bond Fund Class I	436,571	$ 2,188,572
Total Affiliated Investment Company (Cost $2,445,688)		2,188,572
Common Stocks 0.1%
Automobile Components 0.0% ‡
Millennium Corporate Trust (c)(d)(h)	1,243	—
Millennium Industries Corp. (c)(d)(h)	1,324	—
		—
Communications Equipment 0.0% ‡
Avaya, Inc. (c)(d)(h)	12,043	156,559
Health Care Equipment & Supplies 0.0% ‡
Carestream Equity (c)(d)(h)	3,656	20,839
Independent Power and Renewable Electricity Producers 0.0% ‡
Sempra Texas Holdings Corp. (c)(d)(h)	94,456	—
Machinery 0.1%
Ameriforge Group, Inc. (c)(d)(h)	291,214	369,842
Total Common Stocks (Cost $2,077,417)		547,240

	Number of Rights
Rights 0.0% ‡
Independent Power and Renewable Electricity Producers 0.0% ‡
Vistra Corp.
Expires 12/31/46 (c)(d)(h)	57,684	77,874
Total Rights (Cost $47,301)		77,874

	Number of Warrants
Warrants 0.0% ‡
Capital Markets 0.0% ‡
THAIHOT Investment Co. Ltd.
Expires 10/13/27 (c)(d)(h)(i)	22	0
Total Warrants (Cost $0)		0

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Short-Term Investments 4.2%
U.S. Treasury Debt 4.2%
U.S. Treasury Bills (j)
4.363%, due 7/5/23	$ 4,571,000	$ 4,569,754
4.994%, due 7/13/23	1,252,000	1,250,259
4.999%, due 7/18/23	17,080,000	17,044,256
5.11%, due 8/15/23	1,111,000	1,104,171
5.153%, due 8/10/23	1,375,000	1,367,551
5.158%, due 8/22/23	9,492,000	9,423,908
Total Short-Term Investments (Cost $34,751,180)		34,759,899
Total Investments (Cost $854,815,349)	99.6%	821,761,600
Other Assets, Less Liabilities	0.4	3,522,680
Net Assets	100.0%	$ 825,284,280

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2023.
(c)	Illiquid security—As of June 30, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $9,479,400, which represented 1.1% of the Portfolio’s net assets.
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	Issue in default.
(f)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(g)	Issue in non-accrual status.
(h)	Non-income producing security.
(i)	Less than $1.
(j)	Interest rate shown represents yield to maturity.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay VP Floating Rate Portfolio

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay MacKay High Yield Corporate Bond Fund Class I	$ 2,142	$ —	$ —	$ —	$ 47	$ 2,189	$ 62	$ —	437
Abbreviation(s):
CLO—Collateralized Loan Obligation
LIBOR—London Interbank Offered Rate
SOFR—Secured Overnight Financing Rate
TBD—To Be Determined
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 9,484,542	$ —	$ 9,484,542
Corporate Bonds	—	32,690,748	—	32,690,748
Loan Assignments	—	740,572,462	1,440,263	742,012,725
Total Long-Term Bonds	—	782,747,752	1,440,263	784,188,015
Affiliated Investment Company
Fixed Income Fund	2,188,572	—	—	2,188,572
Common Stocks	—	—	547,240	547,240
Rights	—	—	77,874	77,874
Warrants (b)	—	—	0	0
Short-Term Investments
U.S. Treasury Debt	—	34,759,899	—	34,759,899
Total Investments in Securities	$ 2,188,572	$ 817,507,651	$ 2,065,377	$ 821,761,600

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	Less than $1.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $852,369,661)	$819,573,028
Investment in affiliated investment companies, at value (identified cost $2,445,688)	2,188,572
Cash	6,811,757
Due from custodian	1,366,978
Receivables:
Interest	3,978,433
Investment securities sold	3,374,946
Portfolio shares sold	475,003
Other assets	7,195
Total assets	837,775,912
Liabilities
Unrealized depreciation on unfunded commitments (See Note 5)	26,016
Payables:
Investment securities purchased	9,719,484
Portfolio shares redeemed	2,162,571
Manager (See Note 3)	402,139
NYLIFE Distributors (See Note 3)	122,489
Professional fees	47,521
Custodian	5,664
Shareholder communication	2,466
Accrued expenses	3,282
Total liabilities	12,491,632
Net assets	$825,284,280
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 97,333
Additional paid-in-capital	912,762,713
912,860,046
Total distributable earnings (loss)	(87,575,766)
Net assets	$825,284,280
Initial Class
Net assets applicable to outstanding shares	$222,571,258
Shares of beneficial interest outstanding	26,264,679
Net asset value per share outstanding	$ 8.47
Service Class
Net assets applicable to outstanding shares	$602,713,022
Shares of beneficial interest outstanding	71,068,526
Net asset value per share outstanding	$ 8.48

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay VP Floating Rate Portfolio

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Interest	$36,381,055
Dividends-affiliated	61,906
Total income	36,442,961
Expenses
Manager (See Note 3)	2,490,651
Distribution/Service—Service Class (See Note 3)	720,170
Professional fees	74,735
Custodian	16,711
Shareholder communication	11,710
Trustees	9,885
Miscellaneous	27,732
Total expenses	3,351,594
Net investment income (loss)	33,091,367
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(7,121,982)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	20,424,636
Affiliated investments	46,451
Unfunded commitments	37,394
Net change in unrealized appreciation (depreciation)	20,508,481
Net realized and unrealized gain (loss)	13,386,499
Net increase (decrease) in net assets resulting from operations	$46,477,866
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 33,091,367	$ 38,693,702
Net realized gain (loss)	(7,121,982)	(5,194,020)
Net change in unrealized appreciation (depreciation)	20,508,481	(45,313,026)
Net increase (decrease) in net assets resulting from operations	46,477,866	(11,813,344)
Distributions to shareholders:
Initial Class	(10,312,238)	(13,236,901)
Service Class	(22,716,153)	(25,226,121)
Total distributions to shareholders	(33,028,391)	(38,463,022)
Capital share transactions:
Net proceeds from sales of shares	69,722,823	199,338,625
Net asset value of shares issued to shareholders in reinvestment of distributions	33,028,391	38,463,022
Cost of shares redeemed	(128,314,726)	(183,816,446)
Increase (decrease) in net assets derived from capital share transactions	(25,563,512)	53,985,201
Net increase (decrease) in net assets	(12,114,037)	3,708,835
Net Assets
Beginning of period	837,398,317	833,689,482
End of period	$ 825,284,280	$ 837,398,317
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay VP Floating Rate Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.34	$ 8.86	$ 8.81	$ 8.93	$ 8.66	$ 9.08
Net investment income (loss) (a)	0.34	0.41	0.28	0.32	0.44	0.43
Net realized and unrealized gain (loss)	0.13	(0.52)	0.05	(0.12)	0.27	(0.42)
Total from investment operations	0.47	(0.11)	0.33	0.20	0.71	0.01
Less distributions:
From net investment income	(0.34)	(0.41)	(0.28)	(0.32)	(0.44)	(0.43)
Net asset value at end of period	$ 8.47	$ 8.34	$ 8.86	$ 8.81	$ 8.93	$ 8.66
Total investment return (b)	5.81%	(1.25)%	3.76%	2.45%	8.48%	(0.00)%‡(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	8.13%††	4.80%	3.23%	3.81%	4.98%	4.75%
Net expenses (d)	0.63%††	0.64%	0.64%	0.65%	0.65%	0.65%
Portfolio turnover rate	12%	14%	29%	19%	35%	29%
Net assets at end of period (in 000's)	$ 222,571	$ 275,041	$ 299,907	$ 142,403	$ 205,596	$ 187,285

*	Unaudited.
‡	Less than one-tenth of a percent.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2023*	Year Ended December 31,
Service Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.34	$ 8.87	$ 8.82	$ 8.94	$ 8.67	$ 9.09
Net investment income (loss) (a)	0.33	0.39	0.26	0.30	0.42	0.41
Net realized and unrealized gain (loss)	0.14	(0.53)	0.05	(0.12)	0.27	(0.42)
Total from investment operations	0.47	(0.14)	0.31	0.18	0.69	(0.01)
Less distributions:
From net investment income	(0.33)	(0.39)	(0.26)	(0.30)	(0.42)	(0.41)
Net asset value at end of period	$ 8.48	$ 8.34	$ 8.87	$ 8.82	$ 8.94	$ 8.67
Total investment return (b)	5.68%	(1.49)%	3.50%	2.20%	8.19%	(0.25)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	7.90%††	4.59%	2.96%	3.50%	4.73%	4.52%
Net expenses (d)	0.88%††	0.89%	0.89%	0.90%	0.90%	0.90%
Portfolio turnover rate	12%	14%	29%	19%	35%	29%
Net assets at end of period (in 000's)	$ 602,713	$ 562,357	$ 533,782	$ 496,645	$ 579,419	$ 611,492

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Floating Rate Portfolio (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. However, due to its principal investment strategies and investment processes, the Portfolio has historically operated as a "diversified" portfolio. Therefore, the Portfolio will not operate as "non-diversified" portfolio without first obtaining shareholder approval.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 2, 2005
Service Class	May 2, 2005
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek high current income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that

40	MainStay VP Floating Rate Portfolio

quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, rights and warrants are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by
41

Notes to Financial Statements (Unaudited) (continued)
the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of June 30, 2023, securities that were fair valued in such a manner are shown in the Portfolio of Investments.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Portfolio's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Portfolio's procedures described above. The liquidity of the Portfolio's investments was determined as of June 30, 2023, and can change at any time. Illiquid investments as of June 30, 2023, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

42	MainStay VP Floating Rate Portfolio

(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S.
bank, the London Interbank Offered Rate ("LIBOR") or an alternative reference rate.
The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2023, the Portfolio held unfunded commitments. (See Note 5).
(H) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of June 30, 2023 are shown in the Portfolio of Investments.
(I) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Portfolio’s principal investments include floating rate loans, which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain floating rate loans are
43

Notes to Financial Statements (Unaudited) (continued)
collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could decrease and you could lose money.
In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.
(J) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on Secured Overnight Financing Rate ("SOFR") (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Portfolio's investments may involve individual tough legacy contracts which may be subject to the
Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Portfolio.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Portfolio.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion

44	MainStay VP Floating Rate Portfolio

of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. During the six-month period ended June 30, 2023, the effective management fee rate was 0.60%.
During the six-month period ended June 30, 2023, New York Life Investments earned fees from the Portfolio in the amount of $2,490,651 and paid the Subadvisor fees of $1,245,325.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$854,866,847	$2,145,253	$(35,250,500)	$(33,105,247)
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $48,495,087, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$4,593	$43,902
During the year ended December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$38,463,022
Note 5–Commitments and Contingencies
As of June 30, 2023, the Portfolio had unfunded commitments pursuant to the following loan agreements:
Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)
athenahealth Group, Inc., Initial Delayed Draw Term Loan 3.50%, due 2/15/29	$518,828	$(24,651)
Hillman Group, Inc. (The), Initial Delayed Draw Term Loan 2.75%, due 7/14/28	118,418	(625)
Pediatric Associates Holding Co. LLC, Amendment No. 1 Incremental Delayed Draw Term Loan 3.25%, due 12/29/28	30,839	(740)
Total	$668,085	$(26,016)
Commitments are available until maturity date.
45

Notes to Financial Statements (Unaudited) (continued)
Note 6–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 7–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 8–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 9–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2023, purchases and sales of securities, other than short-term securities, were $93,189 and $104,978, respectively.
Note 10–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2023 and the year ended December 31, 2022, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	605,220	$ 5,115,489
Shares issued to shareholders in reinvestment of distributions	1,220,851	10,312,238
Shares redeemed	(8,550,661)	(72,003,114)
Net increase (decrease)	(6,724,590)	$ (56,575,387)
Year ended December 31, 2022:
Shares sold	4,045,382	$ 33,987,205
Shares issued to shareholders in reinvestment of distributions	1,567,085	13,236,901
Shares redeemed	(6,486,710)	(55,381,284)
Net increase (decrease)	(874,243)	$ (8,157,178)

Service Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	7,649,629	$ 64,607,334
Shares issued to shareholders in reinvestment of distributions	2,687,762	22,716,153
Shares redeemed	(6,667,356)	(56,311,612)
Net increase (decrease)	3,670,035	$ 31,011,875
Year ended December 31, 2022:
Shares sold	19,272,966	$ 165,351,420
Shares issued to shareholders in reinvestment of distributions	2,987,184	25,226,121
Shares redeemed	(15,071,415)	(128,435,162)
Net increase (decrease)	7,188,735	$ 62,142,379
Note 11–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Portfolio, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Portfolio's performance.

46	MainStay VP Floating Rate Portfolio

Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2023, events and transactions subsequent to June 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
47

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk. A Portfolio's liquidity risk is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The Board of Trustees of MainStay VP Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
48	MainStay VP Floating Rate Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
49

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

2023 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5029462	MSVPFR10-08/23
(NYLIAC) NI518

MainStay VP MacKay High Yield Corporate Bond Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended June 30, 2023. Markets reacted positively to several developments – easing inflationary pressures and softening monetary policy – the most prominent among them.
At the start of the reporting period, high levels of inflation had already begun to show signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.06% in June 2022, the annualized U.S. inflation rate as measured by the Consumer Price Index fell to 6.41% in January 2023, and to 2.97% in June 2023, according to the most recent figures. At the same time, the Fed increased the benchmark federal funds rate, from 4.25%–4.50% at the beginning of the reporting period, to 5.00%–5.25% as of June 30, 2023. While the Fed signaled that further rate increases were likely in 2023, the Fed also appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a negative note, rising interest rates contributed to the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry, and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the S&P 500® Index’s strongest sector, followed by consumer discretionary. However, the communications services, utilities and energy sectors lost substantial ground as value-oriented stocks fell out of favor and oil prices declined, with financials and health care shares dipping more mildly. While international markets rose, they generally trailed the U.S. market, with developed international markets outperforming their emerging markets counterparts.
Corporate bond prices trended moderately higher amid high volatility, bolstered by positive inflationary and interest rate trends in the United States while constrained by banking industry turmoil. After years of low yields and tight credit spreads, the sector benefited from more attractive valuations and income opportunities. Markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. Long-term rates remained lower than short-term rates throughout the reporting period, a yield curve inversion that reminded investors of the uncertainties implicit in the current economic environment. U.S. Treasury bonds provided more modest gains, with the positive impact of declining inflation largely balanced by the negative impact of high consumer prices.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the long-term focus, unique perspectives and commitment to client service you expect.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	5/1/1995	5.09%	8.75%	3.71%	4.58%	0.58%
Service Class Shares	6/4/2003	4.96	8.48	3.45	4.32	0.83

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
ICE BofA U.S. High Yield Constrained Index[2]	5.41%	8.87%	3.17%	4.33%
Morningstar High Yield Bond Category Average[3]	4.68	8.00	2.76	3.51

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The ICE BofA U.S. High Yield Constrained Index is the Portfolio's primary broad-based securities market index for comparison purposes. The ICE BofA U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index.
3.	The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These funds primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay High Yield Corporate Bond Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,050.90	$2.95	$1,021.92	$2.91	0.58%
Service Class Shares	$1,000.00	$1,049.60	$4.22	$1,020.68	$4.16	0.83%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP MacKay High Yield Corporate Bond Portfolio

Portfolio Composition as of June 30, 2023 (Unaudited)
‡ Less than one-tenth of percent.
See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2023 (excluding short-term investments) (Unaudited)
1.	CCO Holdings LLC, 4.25%-5.375%, due 5/1/27–1/15/34
2.	Carnival Corp., 4.00%-10.50%, due 2/1/26–5/1/29
3.	HCA, Inc., 5.375%-8.36%, due 4/15/24–11/6/33
4.	TransDigm, Inc., 4.625%-7.50%, due 3/15/26–5/1/29
5.	Yum! Brands, Inc., 3.625%-6.875%, due 1/15/30–11/15/37
6.	Sprint Capital Corp., 6.875%, due 11/15/28
7.	IHO Verwaltungs GmbH, 4.75%-6.375%, due 9/15/26–5/15/29
8.	VICI Properties LP, 3.875%-5.75%, due 5/1/24–2/15/29
9.	MSCI, Inc., 3.25%-4.00%, due 11/15/29–8/15/33
10.	Churchill Downs, Inc., 4.75%-6.75%, due 4/1/27–5/1/31

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio manager Andrew Susser of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay High Yield Corporate Bond Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP MacKay High Yield Corporate Bond Portfolio returned 5.09% for Initial Class shares and 4.96% for Service Class shares. Over the same period, both share classes underperformed the 5.41% return of the ICE BofA U.S. High Yield Constrained Index (the "Index”), which is the Portfolio’s benchmark, and outperformed the 4.68% return of the Morningstar High Yield Bond Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
During the reporting period, the Portfolio had solid performance on an absolute basis but slightly trailed the Index. The primary driver of the underperformance was the Portfolio’s underweight exposure to CCC2 credit, which outperformed the overall market.
What was the Portfolio’s duration3 strategy during the reporting period?
The Portfolio’s duration is the result of our bottom-up fundamental analysis and is a residual of the investment process. However, the Portfolio had a lower duration relative to the Index throughout the reporting period, which detracted modestly from returns.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
During the reporting period, the market was impacted by a number of different events, including the continued quest by the U.S. Federal Reserve (the “Fed”) to tame inflation and tighten policy, as well as concerns regarding the potential consequences of the inability to raise the U.S. debt ceiling, and a banking crisis stemming from the failures of a few prominent regional banks. That said, there were no material changes to the sector weightings in the Portfolio. Throughout the reporting period, we continued to favor higher-quality companies with good balance sheets, and a duration below that of the Index.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
On an absolute basis, positions within leisure, capital goods and automotive made the strongest contributions to the Portfolio’s performance. (Contributions take weightings and total returns into account.) Positions in media, consumer goods and real estate, although positive in return, were the weakest contributors.
Did the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the Portfolio initiated positions in offshore oil & gas driller Transocean, telecommunication services provider Frontier Communications and we added to the Portfolio’s position in industrial company Chart Industries. During the same period, the Portfolio closed its position in packaged food provider Treehouse Foods.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, there were no material changes to the sector weightings in the Portfolio. On the margin, exposure to leisure and capital goods increased slightly, while exposure to energy and media decreased slightly.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2023, the Portfolio held overweight positions relative to the Index in the energy, materials and health care sectors, and underweight positions in telecommunications services, information technology and services.

1.	See page 5 for more information on benchmark and peer group returns.
2.	An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
8	MainStay VP MacKay High Yield Corporate Bond Portfolio

Portfolio of Investments June 30, 2023†^(Unaudited)
	Principal Amount	Value
Long-Term Bonds 92.2%
Convertible Bonds 0.6%
Media 0.4%
DISH Network Corp.
2.375%, due 3/15/24	$ 7,490,000	$ 6,666,100
3.375%, due 8/15/26	7,295,000	3,738,688
		10,404,788
Oil & Gas Services 0.2%
Forum Energy Technologies, Inc.
6.25% (6.25% Cash and 2.75% PIK), due 8/4/25 (a)	4,829,915	4,836,530
Total Convertible Bonds (Cost $19,292,938)		15,241,318
Corporate Bonds 87.2%
Advertising 1.1%
Lamar Media Corp.
3.625%, due 1/15/31	10,265,000	8,648,262
3.75%, due 2/15/28	6,320,000	5,752,717
4.00%, due 2/15/30	6,400,000	5,599,669
4.875%, due 1/15/29	2,570,000	2,390,100
Outfront Media Capital LLC (b)
4.25%, due 1/15/29	2,000,000	1,680,720
5.00%, due 8/15/27	6,070,000	5,509,739
		29,581,207
Aerospace & Defense 2.1%
F-Brasile SpA
Series XR
7.375%, due 8/15/26 (b)	5,587,000	5,056,235
Rolls-Royce plc
5.75%, due 10/15/27 (b)	3,210,000	3,138,591
TransDigm UK Holdings plc
6.875%, due 5/15/26	7,637,000	7,565,890
TransDigm, Inc.
4.625%, due 1/15/29	5,180,000	4,607,908
4.875%, due 5/1/29	4,155,000	3,711,508
6.25%, due 3/15/26 (b)	23,850,000	23,733,438
6.75%, due 8/15/28 (b)	4,835,000	4,853,325
7.50%, due 3/15/27	2,780,000	2,783,948
		55,450,843
Airlines 0.6%
American Airlines, Inc. (b)
5.50%, due 4/20/26	3,135,000	3,105,812
5.75%, due 4/20/29	3,750,000	3,641,171
Delta Air Lines, Inc. (b)
4.50%, due 10/20/25	3,413,019	3,338,579
	Principal Amount	Value

Airlines (continued)
Delta Air Lines, Inc. (b) (continued)
7.00%, due 5/1/25	$ 713,000	$ 728,182
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (b)	4,544,001	4,555,346
Spirit Loyalty Cayman Ltd.
8.00%, due 9/20/25 (b)	1,495,984	1,507,286
		16,876,376
Auto Manufacturers 1.9%
Ford Holdings LLC
9.30%, due 3/1/30	8,454,000	9,489,615
Ford Motor Co.
6.10%, due 8/19/32	2,345,000	2,272,671
Ford Motor Credit Co. LLC
3.375%, due 11/13/25	3,000,000	2,789,623
4.00%, due 11/13/30	2,000,000	1,709,167
4.125%, due 8/17/27	1,000,000	913,145
4.271%, due 1/9/27	1,647,000	1,524,577
4.389%, due 1/8/26	750,000	709,802
5.125%, due 6/16/25	3,500,000	3,403,855
6.80%, due 5/12/28	3,835,000	3,838,517
6.95%, due 6/10/26	2,310,000	2,321,388
7.20%, due 6/10/30	1,500,000	1,513,815
7.35%, due 3/6/30	2,000,000	2,042,484
JB Poindexter & Co., Inc.
7.125%, due 4/15/26 (b)	12,982,000	12,692,891
PM General Purchaser LLC
9.50%, due 10/1/28 (b)	3,775,000	3,692,794
		48,914,344
Auto Parts & Equipment 2.0%
Adient Global Holdings Ltd. (b)
4.875%, due 8/15/26	3,000,000	2,849,867
7.00%, due 4/15/28	1,000,000	1,011,010
8.25%, due 4/15/31	1,300,000	1,320,032
Dealer Tire LLC
8.00%, due 2/1/28 (b)	5,540,000	5,046,739
IHO Verwaltungs GmbH (a)(b)
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	7,973,000	7,355,810
6.00% (6.00% Cash or 6.75% PIK), due 5/15/27	11,976,000	11,263,718
6.375% (6.375% Cash or 7.125% PIK), due 5/15/29	11,645,000	10,792,277
Real Hero Merger Sub 2, Inc.
6.25%, due 2/1/29 (b)	9,550,000	7,831,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
ZF North America Capital, Inc. (b)
6.875%, due 4/14/28	$ 2,475,000	$ 2,506,393
7.125%, due 4/14/30	3,000,000	3,051,162
		53,028,008
Beverages 0.1%
Primo Water Holdings, Inc.
4.375%, due 4/30/29 (b)	1,500,000	1,285,275
Biotechnology 0.1%
Grifols Escrow Issuer SA
4.75%, due 10/15/28 (b)	2,000,000	1,735,760
Building Materials 1.5%
Builders FirstSource, Inc.
6.375%, due 6/15/32 (b)	3,000,000	2,980,504
Emerald Debt Merger Sub LLC
6.625%, due 12/15/30 (b)	7,740,000	7,672,275
James Hardie International Finance DAC
5.00%, due 1/15/28 (b)	8,011,000	7,505,593
Knife River Corp.
7.75%, due 5/1/31 (b)	3,490,000	3,533,696
New Enterprise Stone & Lime Co., Inc.
5.25%, due 7/15/28 (b)	2,975,000	2,707,340
PGT Innovations, Inc.
4.375%, due 10/1/29 (b)	4,360,000	4,067,024
Summit Materials LLC (b)
5.25%, due 1/15/29	4,380,000	4,138,093
6.50%, due 3/15/27	5,635,000	5,599,176
		38,203,701
Chemicals 2.9%
ASP Unifrax Holdings, Inc. (b)
5.25%, due 9/30/28	3,140,000	2,266,860
7.50%, due 9/30/29	5,990,000	3,708,638
Avient Corp. (b)
5.75%, due 5/15/25	2,000,000	1,975,725
7.125%, due 8/1/30	3,405,000	3,443,899
CVR Partners LP
6.125%, due 6/15/28 (b)	1,700,000	1,478,667
GPD Cos., Inc.
10.125%, due 4/1/26 (b)	9,575,000	8,808,907
Innophos Holdings, Inc.
9.375%, due 2/15/28 (b)	7,096,000	7,025,522
	Principal Amount	Value

Chemicals (continued)
Iris Holdings, Inc.
8.75% (8.75% Cash or 9.50% PIK), due 2/15/26 (a)(b)	$ 5,105,000	$ 4,838,242
Mativ Holdings, Inc.
6.875%, due 10/1/26 (b)	3,000,000	2,625,600
NOVA Chemicals Corp. (b)
4.875%, due 6/1/24	2,635,000	2,574,342
5.25%, due 6/1/27	4,020,000	3,575,073
Olympus Water US Holding Corp. (b)
7.125%, due 10/1/27	1,955,000	1,762,624
9.75%, due 11/15/28	7,500,000	7,314,750
SCIH Salt Holdings, Inc. (b)
4.875%, due 5/1/28	6,000,000	5,358,033
6.625%, due 5/1/29	7,300,000	6,116,270
SCIL IV LLC
5.375%, due 11/1/26 (b)	3,300,000	3,008,416
SK Invictus Intermediate II SARL
5.00%, due 10/30/29 (b)	10,450,000	8,303,884
WR Grace Holdings LLC
7.375%, due 3/1/31 (b)	1,360,000	1,332,774
		75,518,226
Coal 0.2%
Coronado Finance Pty. Ltd.
10.75%, due 5/15/26 (b)	2,430,000	2,501,686
Warrior Met Coal, Inc.
7.875%, due 12/1/28 (b)	2,650,000	2,659,493
		5,161,179
Commercial Services 2.2%
AMN Healthcare, Inc.
4.625%, due 10/1/27 (b)	2,430,000	2,249,188
Ashtead Capital, Inc.
4.25%, due 11/1/29 (b)	2,000,000	1,815,138
Gartner, Inc.
3.75%, due 10/1/30 (b)	4,635,000	4,036,705
Graham Holdings Co.
5.75%, due 6/1/26 (b)	11,107,000	10,884,860
Korn Ferry
4.625%, due 12/15/27 (b)	4,000,000	3,758,549
MPH Acquisition Holdings LLC
5.75%, due 11/1/28 (b)	3,000,000	2,257,500
NESCO Holdings II, Inc.
5.50%, due 4/15/29 (b)	7,595,000	6,797,525
Service Corp. International
3.375%, due 8/15/30	902,000	754,343
4.00%, due 5/15/31	6,650,000	5,692,600
United Rentals North America, Inc.
3.75%, due 1/15/32	2,000,000	1,693,918

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
United Rentals North America, Inc. (continued)
3.875%, due 2/15/31	$ 3,500,000	$ 3,030,295
4.875%, due 1/15/28	1,000,000	951,590
5.50%, due 5/15/27	500,000	492,092
Williams Scotsman International, Inc. (b)
4.625%, due 8/15/28	4,270,000	3,903,074
6.125%, due 6/15/25	4,705,000	4,670,091
WW International, Inc.
4.50%, due 4/15/29 (b)	9,615,000	5,682,733
		58,670,201
Computers 0.1%
McAfee Corp.
7.375%, due 2/15/30 (b)	4,310,000	3,747,642
Cosmetics & Personal Care 0.4%
Edgewell Personal Care Co. (b)
4.125%, due 4/1/29	6,780,000	5,915,550
5.50%, due 6/1/28	4,000,000	3,780,880
		9,696,430
Distribution & Wholesale 0.7%
G-III Apparel Group Ltd.
7.875%, due 8/15/25 (b)	5,845,000	5,669,650
H&E Equipment Services, Inc.
3.875%, due 12/15/28 (b)	3,120,000	2,701,234
Ritchie Bros Holdings, Inc. (b)
6.75%, due 3/15/28	2,065,000	2,081,353
7.75%, due 3/15/31	6,565,000	6,810,699
		17,262,936
Diversified Financial Services 2.1%
AG TTMT Escrow Issuer LLC
8.625%, due 9/30/27 (b)	6,787,000	6,956,424
Credit Acceptance Corp.
5.125%, due 12/31/24 (b)	3,055,000	2,965,763
6.625%, due 3/15/26	9,465,000	9,095,180
Enact Holdings, Inc.
6.50%, due 8/15/25 (b)	4,485,000	4,405,736
Jefferies Finance LLC
5.00%, due 8/15/28 (b)	10,185,000	8,349,806
LPL Holdings, Inc. (b)
4.00%, due 3/15/29	7,570,000	6,641,300
4.375%, due 5/15/31	3,630,000	3,136,200
4.625%, due 11/15/27	3,865,000	3,624,181
	Principal Amount	Value

Diversified Financial Services (continued)
PennyMac Financial Services, Inc. (b)
4.25%, due 2/15/29	$ 2,700,000	$ 2,168,720
5.75%, due 9/15/31	3,050,000	2,487,545
PRA Group, Inc.
7.375%, due 9/1/25 (b)	3,700,000	3,517,257
StoneX Group, Inc.
8.625%, due 6/15/25 (b)	1,298,000	1,310,922
		54,659,034
Electric 2.3%
Clearway Energy Operating LLC
4.75%, due 3/15/28 (b)	4,050,000	3,736,612
DPL, Inc.
4.125%, due 7/1/25	5,815,000	5,538,788
Keystone Power Pass-Through Holders LLC
13.00% (1.00% Cash and 12.00% PIK), due 6/1/24 (a)(b)(c)	2,583,568	1,679,319
Leeward Renewable Energy Operations LLC
4.25%, due 7/1/29 (b)	3,650,000	3,244,653
NextEra Energy Operating Partners LP
3.875%, due 10/15/26 (b)	4,500,000	4,181,967
NRG Energy, Inc.
6.625%, due 1/15/27	2,555,000	2,536,298
Pattern Energy Operations LP
4.50%, due 8/15/28 (b)	4,205,000	3,840,561
PG&E Corp.
5.00%, due 7/1/28	4,770,000	4,376,975
5.25%, due 7/1/30	3,840,000	3,441,766
Talen Energy Supply LLC
8.625%, due 6/1/30 (b)	10,395,000	10,758,825
TransAlta Corp.
7.75%, due 11/15/29	3,300,000	3,397,350
Vistra Corp. (b)(d)(e)
7.00% (5 Year Treasury Constant Maturity Rate + 5.74%), due 12/15/26	3,350,000	2,922,875
8.00% (5 Year Treasury Constant Maturity Rate + 6.93%), due 10/15/26	7,800,000	7,292,916
Vistra Operations Co. LLC
5.00%, due 7/31/27 (b)	3,300,000	3,088,856
		60,037,761
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Electrical Components & Equipment 0.3%
WESCO Distribution, Inc. (b)
7.125%, due 6/15/25	$ 4,535,000	$ 4,582,776
7.25%, due 6/15/28	2,500,000	2,550,140
		7,132,916
Engineering & Construction 0.5%
Great Lakes Dredge & Dock Corp.
5.25%, due 6/1/29 (b)	4,000,000	3,340,921
Railworks Holdings LP
8.25%, due 11/15/28 (b)	2,800,000	2,602,721
TopBuild Corp.
4.125%, due 2/15/32 (b)	3,000,000	2,555,741
Weekley Homes LLC
4.875%, due 9/15/28 (b)	5,800,000	5,220,116
		13,719,499
Entertainment 3.3%
Affinity Interactive
6.875%, due 12/15/27 (b)	3,939,000	3,466,309
Allen Media LLC
10.50%, due 2/15/28 (b)	3,350,000	1,725,250
Boyne USA, Inc.
4.75%, due 5/15/29 (b)	3,845,000	3,464,955
Caesars Entertainment, Inc.
7.00%, due 2/15/30 (b)	3,500,000	3,514,840
CCM Merger, Inc.
6.375%, due 5/1/26 (b)	2,170,000	2,104,900
CDI Escrow Issuer, Inc.
5.75%, due 4/1/30 (b)	6,190,000	5,761,763
Churchill Downs, Inc. (b)
4.75%, due 1/15/28	13,847,000	12,841,722
5.50%, due 4/1/27	9,256,000	8,899,008
6.75%, due 5/1/31	3,340,000	3,302,425
International Game Technology plc
6.25%, due 1/15/27 (b)	7,225,000	7,197,906
Jacobs Entertainment, Inc. (b)
6.75%, due 2/15/29	6,470,000	5,790,973
6.75%, due 2/15/29	2,325,000	2,080,991
Live Nation Entertainment, Inc. (b)
3.75%, due 1/15/28	1,000,000	892,500
6.50%, due 5/15/27	6,435,000	6,469,254
Merlin Entertainments Ltd.
5.75%, due 6/15/26 (b)	10,940,000	10,543,346
Midwest Gaming Borrower LLC
4.875%, due 5/1/29 (b)	2,280,000	2,013,349
Motion Bondco DAC
6.625%, due 11/15/27 (b)	4,500,000	4,119,372
	Principal Amount	Value

Entertainment (continued)
Vail Resorts, Inc.
6.25%, due 5/15/25 (b)	$ 2,800,000	$ 2,803,346
		86,992,209
Food 0.9%
B&G Foods, Inc.
5.25%, due 4/1/25	4,707,000	4,493,724
Lamb Weston Holdings, Inc.
4.875%, due 5/15/28 (b)	3,300,000	3,160,528
Land O'Lakes Capital Trust I
7.45%, due 3/15/28 (b)	5,130,000	4,847,850
Simmons Foods, Inc.
4.625%, due 3/1/29 (b)	6,850,000	5,488,321
United Natural Foods, Inc.
6.75%, due 10/15/28 (b)	6,940,000	5,752,427
		23,742,850
Food Service 0.3%
Aramark Services, Inc.
6.375%, due 5/1/25 (b)	6,500,000	6,494,005
Forest Products & Paper 1.1%
Glatfelter Corp.
4.75%, due 11/15/29 (b)	2,630,000	1,720,747
Mercer International, Inc.
5.125%, due 2/1/29	13,010,000	10,124,560
5.50%, due 1/15/26	2,115,000	1,979,419
Smurfit Kappa Treasury Funding DAC
7.50%, due 11/20/25	15,843,000	16,187,707
		30,012,433
Gas 0.3%
AmeriGas Partners LP
5.75%, due 5/20/27	2,485,000	2,284,282
5.875%, due 8/20/26	6,885,000	6,476,034
		8,760,316
Hand & Machine Tools 0.4%
Regal Rexnord Corp. (b)
6.05%, due 2/15/26	1,750,000	1,752,221
6.05%, due 4/15/28	1,750,000	1,737,239
6.30%, due 2/15/30	1,550,000	1,545,412
6.40%, due 4/15/33	1,000,000	999,157
Werner FinCo. LP (b)
11.50%, due 6/15/28	1,000,000	969,847
14.50% (8.75% Cash and 5.75% PIK), due 10/15/28 (a)(c)	4,250,000	3,740,000
		10,743,876

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Healthcare-Products 1.2%
Garden Spinco Corp.
8.625%, due 7/20/30 (b)	$ 4,000,000	$ 4,299,003
Hologic, Inc. (b)
3.25%, due 2/15/29	8,500,000	7,436,686
4.625%, due 2/1/28	2,000,000	1,881,089
Teleflex, Inc.
4.25%, due 6/1/28 (b)	9,615,000	8,785,650
4.625%, due 11/15/27	3,500,000	3,298,750
Varex Imaging Corp.
7.875%, due 10/15/27 (b)	4,637,000	4,599,950
		30,301,128
Healthcare-Services 4.7%
Acadia Healthcare Co., Inc. (b)
5.00%, due 4/15/29	1,750,000	1,613,677
5.50%, due 7/1/28	1,850,000	1,769,247
Catalent Pharma Solutions, Inc. (b)
3.125%, due 2/15/29	5,995,000	4,874,355
3.50%, due 4/1/30	1,500,000	1,215,000
5.00%, due 7/15/27	4,500,000	4,128,246
CHS/Community Health Systems, Inc.
5.25%, due 5/15/30 (b)	3,000,000	2,363,182
DaVita, Inc. (b)
3.75%, due 2/15/31	3,200,000	2,558,503
4.625%, due 6/1/30	4,600,000	3,948,998
Encompass Health Corp.
4.50%, due 2/1/28	5,500,000	5,116,945
4.625%, due 4/1/31	3,875,000	3,435,034
4.75%, due 2/1/30	7,650,000	6,965,336
HCA, Inc.
5.375%, due 2/1/25	6,530,000	6,472,749
5.875%, due 2/15/26	8,000,000	8,005,061
7.50%, due 11/6/33	12,100,000	13,220,593
7.58%, due 9/15/25	3,507,000	3,623,628
7.69%, due 6/15/25	9,035,000	9,282,648
8.36%, due 4/15/24	4,450,000	4,521,436
HealthEquity, Inc.
4.50%, due 10/1/29 (b)	2,650,000	2,335,529
IQVIA, Inc. (b)
5.00%, due 10/15/26	9,792,000	9,454,886
5.70%, due 5/15/28	1,750,000	1,732,500
6.50%, due 5/15/30	2,000,000	2,019,746
LifePoint Health, Inc.
5.375%, due 1/15/29 (b)	4,900,000	2,894,197
ModivCare, Inc.
5.875%, due 11/15/25 (b)	3,850,000	3,565,643
	Principal Amount	Value

Healthcare-Services (continued)
Molina Healthcare, Inc.
3.875%, due 11/15/30 (b)	$ 2,000,000	$ 1,718,318
RegionalCare Hospital Partners Holdings, Inc.
9.75%, due 12/1/26 (b)	12,500,000	10,482,825
Select Medical Corp.
6.25%, due 8/15/26 (b)	2,000,000	1,965,648
Tenet Healthcare Corp.
6.75%, due 5/15/31 (b)	3,765,000	3,774,171
		123,058,101
Holding Companies-Diversified 0.7%
Benteler International AG
10.50%, due 5/15/28 (b)	9,735,000	9,832,350
Stena International SA
6.125%, due 2/1/25 (b)	9,525,000	9,278,330
		19,110,680
Home Builders 2.0%
Adams Homes, Inc.
7.50%, due 2/15/25 (b)	4,630,000	4,545,607
Brookfield Residential Properties, Inc.
6.25%, due 9/15/27 (b)	4,855,000	4,459,335
Century Communities, Inc.
3.875%, due 8/15/29 (b)	4,775,000	4,137,835
6.75%, due 6/1/27	6,775,000	6,785,183
Installed Building Products, Inc.
5.75%, due 2/1/28 (b)	6,945,000	6,541,042
M/I Homes, Inc.
3.95%, due 2/15/30	1,695,000	1,444,987
4.95%, due 2/1/28	3,000,000	2,796,600
Meritage Homes Corp.
3.875%, due 4/15/29 (b)	6,022,000	5,313,491
Shea Homes LP
4.75%, due 2/15/28	7,300,000	6,476,491
4.75%, due 4/1/29	1,923,000	1,669,594
STL Holding Co. LLC
7.50%, due 2/15/26 (b)	2,700,000	2,477,253
Winnebago Industries, Inc.
6.25%, due 7/15/28 (b)	6,785,000	6,650,352
		53,297,770
Household Products & Wares 0.3%
Central Garden & Pet Co.
4.125%, due 10/15/30	2,020,000	1,692,145
4.125%, due 4/30/31 (b)	4,323,000	3,564,127
Spectrum Brands, Inc.
5.75%, due 7/15/25	2,840,000	2,838,239
		8,094,511
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Housewares 0.3%
Scotts Miracle-Gro Co. (The)
4.00%, due 4/1/31	$ 6,500,000	$ 5,082,967
4.375%, due 2/1/32	3,235,000	2,547,186
4.50%, due 10/15/29	900,000	773,339
		8,403,492
Insurance 1.0%
BroadStreet Partners, Inc.
5.875%, due 4/15/29 (b)	5,500,000	4,771,466
Fairfax Financial Holdings Ltd.
8.30%, due 4/15/26	4,273,000	4,489,089
Fidelity & Guaranty Life Holdings, Inc.
5.50%, due 5/1/25 (b)	1,000,000	972,343
MGIC Investment Corp.
5.25%, due 8/15/28	6,708,000	6,327,388
NMI Holdings, Inc.
7.375%, due 6/1/25 (b)	3,245,000	3,279,173
Ryan Specialty LLC
4.375%, due 2/1/30 (b)	1,000,000	885,200
USI, Inc.
6.875%, due 5/1/25 (b)	6,750,000	6,699,375
		27,424,034
Internet 1.8%
Cars.com, Inc.
6.375%, due 11/1/28 (b)	5,860,000	5,395,887
Gen Digital, Inc.
6.75%, due 9/30/27 (b)	4,100,000	4,088,456
Netflix, Inc.
5.75%, due 3/1/24	7,899,000	7,883,439
5.875%, due 11/15/28	8,800,000	9,088,658
Uber Technologies, Inc. (b)
7.50%, due 5/15/25	2,400,000	2,428,703
7.50%, due 9/15/27	6,065,000	6,203,604
VeriSign, Inc.
4.75%, due 7/15/27	6,000,000	5,908,515
5.25%, due 4/1/25	6,809,000	6,736,923
		47,734,185
Investment Companies 0.7%
Compass Group Diversified Holdings LLC (b)
5.00%, due 1/15/32	2,490,000	2,009,785
5.25%, due 4/15/29	9,375,000	8,217,357
	Principal Amount	Value

Investment Companies (continued)
Icahn Enterprises LP
5.25%, due 5/15/27	$ 4,000,000	$ 3,449,599
6.25%, due 5/15/26	4,000,000	3,640,459
		17,317,200
Iron & Steel 1.2%
Allegheny Ludlum LLC
6.95%, due 12/15/25	7,400,000	7,469,007
Big River Steel LLC
6.625%, due 1/31/29 (b)	7,595,000	7,502,446
Mineral Resources Ltd. (b)
8.125%, due 5/1/27	12,500,000	12,501,688
8.50%, due 5/1/30	3,375,000	3,388,268
		30,861,409
Leisure Time 2.2%
Carnival Corp. (b)
4.00%, due 8/1/28	8,500,000	7,535,418
5.75%, due 3/1/27	15,120,000	13,919,321
6.00%, due 5/1/29	7,620,000	6,803,397
9.875%, due 8/1/27	7,000,000	7,291,438
10.50%, due 2/1/26	7,040,000	7,400,540
Carnival Holdings Bermuda Ltd.
10.375%, due 5/1/28 (b)	4,155,000	4,544,442
Royal Caribbean Cruises Ltd. (b)
5.375%, due 7/15/27	2,700,000	2,524,645
5.50%, due 4/1/28	5,000,000	4,662,699
7.25%, due 1/15/30	3,100,000	3,139,816
		57,821,716
Lodging 1.9%
Boyd Gaming Corp.
4.75%, due 12/1/27	11,630,000	11,019,168
4.75%, due 6/15/31 (b)	13,995,000	12,502,491
Hilton Domestic Operating Co., Inc.
4.00%, due 5/1/31 (b)	10,490,000	9,110,366
4.875%, due 1/15/30	8,545,000	7,967,528
5.75%, due 5/1/28 (b)	2,200,000	2,166,369
Marriott International, Inc.
Series GG
3.50%, due 10/15/32	3,500,000	3,022,943
Series FF
4.625%, due 6/15/30	2,000,000	1,914,962
Station Casinos LLC
4.50%, due 2/15/28 (b)	1,500,000	1,346,355
		49,050,182

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Machinery—Construction & Mining 0.3%
Terex Corp.
5.00%, due 5/15/29 (b)	$ 2,150,000	$ 1,998,810
Vertiv Group Corp.
4.125%, due 11/15/28 (b)	6,755,000	6,086,077
		8,084,887
Machinery-Diversified 0.5%
Briggs & Stratton Corp. Escrow Claim Shares
6.875%, due 12/15/20 (f)(g)(h)	5,030,000	—
Chart Industries, Inc.
7.50%, due 1/1/30 (b)	3,000,000	3,060,765
TK Elevator Holdco GmbH
7.625%, due 7/15/28 (b)	2,148,000	1,948,418
TK Elevator U.S. Newco, Inc.
5.25%, due 7/15/27 (b)	9,040,000	8,351,809
		13,360,992
Media 6.5%
Block Communications, Inc.
4.875%, due 3/1/28 (b)	4,175,000	3,454,813
Cable One, Inc.
4.00%, due 11/15/30 (b)	10,325,000	8,066,406
CCO Holdings LLC
4.25%, due 2/1/31 (b)	12,120,000	9,804,713
4.25%, due 1/15/34 (b)	7,265,000	5,490,653
4.50%, due 8/15/30 (b)	13,555,000	11,287,128
4.50%, due 5/1/32	11,250,000	8,982,638
4.50%, due 6/1/33 (b)	4,700,000	3,690,840
4.75%, due 3/1/30 (b)	7,715,000	6,596,971
5.00%, due 2/1/28 (b)	8,550,000	7,789,819
5.125%, due 5/1/27 (b)	12,000,000	11,174,939
5.375%, due 6/1/29 (b)	4,780,000	4,321,574
CSC Holdings LLC (b)
5.75%, due 1/15/30	6,705,000	3,165,900
6.50%, due 2/1/29	3,090,000	2,496,830
7.50%, due 4/1/28	1,750,000	997,452
11.25%, due 5/15/28	3,405,000	3,301,931
Directv Financing LLC
5.875%, due 8/15/27 (b)	12,255,000	11,098,559
DISH DBS Corp.
5.125%, due 6/1/29	1,500,000	696,519
7.75%, due 7/1/26	8,000,000	4,903,720
LCPR Senior Secured Financing DAC (b)
5.125%, due 7/15/29	3,780,000	3,176,283
6.75%, due 10/15/27	13,896,000	13,024,055
	Principal Amount	Value

Media (continued)
News Corp. (b)
3.875%, due 5/15/29	$ 10,470,000	$ 9,190,629
5.125%, due 2/15/32	3,085,000	2,814,650
Scripps Escrow II, Inc.
3.875%, due 1/15/29 (b)	4,805,000	3,879,749
Sirius XM Radio, Inc.
4.00%, due 7/15/28 (b)	2,750,000	2,389,399
Sterling Entertainment Enterprises LLC
10.25%, due 1/15/25 (c)(f)(h)	7,000,000	6,531,700
Videotron Ltd. (b)
5.125%, due 4/15/27	5,890,000	5,647,037
5.375%, due 6/15/24	9,580,000	9,480,655
Virgin Media Finance plc
5.00%, due 7/15/30 (b)	3,490,000	2,778,372
VZ Secured Financing BV
5.00%, due 1/15/32 (b)	5,285,000	4,256,362
		170,490,296
Metal Fabricate & Hardware 0.2%
Advanced Drainage Systems, Inc. (b)
5.00%, due 9/30/27	2,275,000	2,153,093
6.375%, due 6/15/30	3,030,000	2,997,488
		5,150,581
Mining 1.2%
Arconic Corp.
6.00%, due 5/15/25 (b)	2,200,000	2,217,497
Century Aluminum Co.
7.50%, due 4/1/28 (b)	8,835,000	8,349,075
Compass Minerals International, Inc.
6.75%, due 12/1/27 (b)	7,990,000	7,703,159
First Quantum Minerals Ltd.
6.875%, due 10/15/27 (b)	3,500,000	3,414,250
IAMGOLD Corp.
5.75%, due 10/15/28 (b)	9,760,000	7,301,994
Novelis Corp.
4.75%, due 1/30/30 (b)	3,000,000	2,666,121
		31,652,096
Miscellaneous—Manufacturing 1.0%
Amsted Industries, Inc. (b)
4.625%, due 5/15/30	2,615,000	2,332,503
5.625%, due 7/1/27	7,240,000	7,002,450
Calderys Financing LLC
11.25%, due 6/1/28 (b)	2,260,000	2,316,025
EnPro Industries, Inc.
5.75%, due 10/15/26	4,240,000	4,112,800
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Miscellaneous—Manufacturing (continued)
Hillenbrand, Inc.
5.75%, due 6/15/25	$ 2,000,000	$ 1,981,000
LSB Industries, Inc.
6.25%, due 10/15/28 (b)	4,735,000	4,228,127
Trinity Industries, Inc.
7.75%, due 7/15/28 (b)	3,230,000	3,250,188
		25,223,093
Office Furnishings 0.1%
Interface, Inc.
5.50%, due 12/1/28 (b)	4,445,000	3,603,220
Oil & Gas 6.4%
Ascent Resources Utica Holdings LLC (b)
7.00%, due 11/1/26	3,400,000	3,290,077
9.00%, due 11/1/27	2,684,000	3,336,802
California Resources Corp.
7.125%, due 2/1/26 (b)	3,500,000	3,517,500
Civitas Resources, Inc.
5.00%, due 10/15/26 (b)	2,250,000	2,121,458
Comstock Resources, Inc.
6.75%, due 3/1/29 (b)	4,320,000	3,952,570
Encino Acquisition Partners Holdings LLC
8.50%, due 5/1/28 (b)	10,805,000	9,806,478
EQT Corp.
6.125%, due 2/1/25 (i)	2,490,000	2,476,006
Gulfport Energy Corp.
8.00%, due 5/17/26	368,464	370,196
Gulfport Energy Operating Corp.
8.00%, due 5/17/26 (b)	8,284,024	8,322,959
Gulfport Energy Operating Corp. Escrow Claim Shares (f)(g)
6.00%, due 10/15/24	15,745,000	—
6.375%, due 5/15/25	8,000,000	—
6.375%, due 1/15/26	4,441,000	—
Hilcorp Energy I LP (b)
5.75%, due 2/1/29	1,610,000	1,457,836
6.00%, due 4/15/30	2,400,000	2,185,378
6.25%, due 4/15/32	2,455,000	2,188,325
Marathon Oil Corp.
4.40%, due 7/15/27	3,000,000	2,861,241
Matador Resources Co.
5.875%, due 9/15/26	7,250,000	7,025,576
Moss Creek Resources Holdings, Inc.
7.50%, due 1/15/26 (b)	1,765,000	1,620,589
	Principal Amount	Value

Oil & Gas (continued)
Noble Finance II LLC
8.00%, due 4/15/30 (b)	$ 1,685,000	$ 1,713,106
Occidental Petroleum Corp.
5.55%, due 3/15/26	10,200,000	10,069,950
5.875%, due 9/1/25	1,500,000	1,489,738
6.45%, due 9/15/36	3,100,000	3,181,529
6.625%, due 9/1/30	1,940,000	2,015,854
7.50%, due 5/1/31	1,200,000	1,310,208
Parkland Corp. (b)
4.50%, due 10/1/29	5,000,000	4,337,500
4.625%, due 5/1/30	3,880,000	3,364,173
5.875%, due 7/15/27	3,130,000	3,019,850
PDC Energy, Inc.
6.125%, due 9/15/24	2,891,000	2,889,538
Permian Resources Operating LLC (b)
5.375%, due 1/15/26	5,700,000	5,419,139
6.875%, due 4/1/27	5,958,000	5,868,630
7.75%, due 2/15/26	5,640,000	5,663,993
Range Resources Corp.
4.75%, due 2/15/30 (b)	1,000,000	896,250
8.25%, due 1/15/29	1,615,000	1,681,538
Rockcliff Energy II LLC
5.50%, due 10/15/29 (b)	11,110,000	10,248,475
Southwestern Energy Co.
5.375%, due 3/15/30	2,580,000	2,407,663
5.70%, due 1/23/25 (i)	1,008,000	1,002,674
8.375%, due 9/15/28	1,600,000	1,665,648
Sunoco LP
4.50%, due 5/15/29	1,690,000	1,499,352
6.00%, due 4/15/27	2,000,000	1,970,488
Talos Production, Inc.
12.00%, due 1/15/26	19,985,000	20,914,302
Transocean Poseidon Ltd.
6.875%, due 2/1/27 (b)	7,114,250	7,016,429
Transocean Titan Financing Ltd.
8.375%, due 2/1/28 (b)	1,500,000	1,531,875
Transocean, Inc.
8.75%, due 2/15/30 (b)	7,945,000	8,064,175
Vital Energy, Inc.
7.75%, due 7/31/29 (b)	3,930,000	3,242,250
		167,017,318
Oil & Gas Services 0.9%
Bristow Group, Inc.
6.875%, due 3/1/28 (b)	8,135,000	7,728,259
Nine Energy Service, Inc.
13.00%, due 2/1/28	7,825,000	6,872,111

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas Services (continued)
Weatherford International Ltd. (b)
6.50%, due 9/15/28	$ 4,495,000	$ 4,514,328
8.625%, due 4/30/30	3,970,000	4,030,511
		23,145,209
Packaging & Containers 0.4%
Cascades USA, Inc. (b)
5.125%, due 1/15/26	2,810,000	2,685,158
5.375%, due 1/15/28	5,200,000	4,860,048
Owens-Brockway Glass Container, Inc.
7.25%, due 5/15/31 (b)	2,300,000	2,328,750
Sealed Air Corp.
6.125%, due 2/1/28 (b)	1,500,000	1,488,942
		11,362,898
Pharmaceuticals 2.7%
1375209 BC Ltd.
9.00%, due 1/30/28 (b)	991,000	993,477
180 Medical, Inc.
3.875%, due 10/15/29 (b)	3,270,000	2,851,812
Bausch Health Cos., Inc. (b)
6.25%, due 2/15/29	600,000	255,000
7.00%, due 1/15/28	1,750,000	756,667
11.00%, due 9/30/28	4,000,000	2,841,200
14.00%, due 10/15/30	347,000	206,465
BellRing Brands, Inc.
7.00%, due 3/15/30 (b)	5,300,000	5,333,125
Jazz Securities DAC
4.375%, due 1/15/29 (b)	8,790,000	7,842,348
Organon & Co. (b)
4.125%, due 4/30/28	7,000,000	6,212,716
5.125%, due 4/30/31	4,500,000	3,712,609
Owens & Minor, Inc. (b)
4.50%, due 3/31/29	6,310,000	5,239,756
6.625%, due 4/1/30	10,445,000	9,476,331
Par Pharmaceutical, Inc.
7.50%, due 4/1/27 (b)(g)(j)	14,976,000	11,067,758
Prestige Brands, Inc. (b)
3.75%, due 4/1/31	10,940,000	9,057,165
5.125%, due 1/15/28	4,895,000	4,647,011
		70,493,440
Pipelines 4.7%
ANR Pipeline Co.
7.375%, due 2/15/24	395,000	395,726
Antero Midstream Partners LP (b)
5.375%, due 6/15/29	1,500,000	1,393,771
	Principal Amount	Value

Pipelines (continued)
Antero Midstream Partners LP (b) (continued)
5.75%, due 1/15/28	$ 1,565,000	$ 1,491,898
CNX Midstream Partners LP
4.75%, due 4/15/30 (b)	2,285,000	1,938,105
Crestwood Midstream Partners LP
8.00%, due 4/1/29 (b)	2,150,000	2,176,685
DT Midstream, Inc.
4.375%, due 6/15/31 (b)	1,975,000	1,700,974
Energy Transfer LP
4.40%, due 3/15/27	4,788,000	4,577,947
EnLink Midstream LLC
6.50%, due 9/1/30 (b)	1,675,000	1,672,959
EQM Midstream Partners LP
4.50%, due 1/15/29 (b)	1,215,000	1,083,650
4.75%, due 1/15/31 (b)	2,700,000	2,365,157
5.50%, due 7/15/28	720,000	681,276
6.00%, due 7/1/25 (b)	1,092,000	1,079,943
6.50%, due 7/1/27 (b)	1,850,000	1,824,602
7.50%, due 6/1/30 (b)	1,480,000	1,497,680
FTAI Infra Escrow Holdings LLC
10.50%, due 6/1/27 (b)	8,115,000	7,969,773
Genesis Energy LP
6.25%, due 5/15/26	3,596,000	3,405,156
6.50%, due 10/1/25	1,600,000	1,575,671
7.75%, due 2/1/28	3,500,000	3,328,952
8.00%, due 1/15/27	9,370,000	9,136,701
Harvest Midstream I LP
7.50%, due 9/1/28 (b)	6,965,000	6,905,383
Hess Midstream Operations LP (b)
4.25%, due 2/15/30	2,000,000	1,745,000
5.625%, due 2/15/26	3,300,000	3,246,375
Holly Energy Partners LP (b)
5.00%, due 2/1/28	2,845,000	2,624,396
6.375%, due 4/15/27	1,565,000	1,545,944
ITT Holdings LLC
6.50%, due 8/1/29 (b)	5,310,000	4,473,569
MPLX LP
4.875%, due 12/1/24	3,240,000	3,193,208
New Fortress Energy, Inc.
6.50%, due 9/30/26 (b)	5,060,000	4,527,163
NGL Energy Operating LLC
7.50%, due 2/1/26 (b)	2,630,000	2,590,213
NGPL PipeCo LLC
4.875%, due 8/15/27 (b)	1,500,000	1,421,412
Northwest Pipeline LLC
7.125%, due 12/1/25	2,195,000	2,238,575
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Plains All American Pipeline LP
Series B
9.431% (3 Month LIBOR + 4.11%), due 7/31/23 (d)(e)	$ 14,265,000	$ 12,697,683
Rockies Express Pipeline LLC
4.80%, due 5/15/30 (b)	1,500,000	1,310,970
Summit Midstream Holdings LLC
9.00%, due 10/15/26 (b)(i)	8,215,000	7,978,819
Tallgrass Energy Partners LP
6.00%, due 3/1/27 (b)	1,500,000	1,407,613
TransMontaigne Partners LP
6.125%, due 2/15/26	8,330,000	7,202,677
Venture Global LNG, Inc.
8.125%, due 6/1/28 (b)	6,620,000	6,723,502
Western Midstream Operating LP
4.65%, due 7/1/26	2,000,000	1,924,002
		123,053,130
Real Estate 0.5%
Howard Hughes Corp. (The)
4.125%, due 2/1/29 (b)	1,000,000	827,240
Newmark Group, Inc.
6.125%, due 11/15/23	9,839,000	9,740,610
Realogy Group LLC
5.75%, due 1/15/29 (b)	2,750,000	2,057,584
		12,625,434
Real Estate Investment Trusts 2.3%
CTR Partnership LP
3.875%, due 6/30/28 (b)	3,680,000	3,164,800
GLP Capital LP
5.30%, due 1/15/29	5,700,000	5,427,275
5.375%, due 4/15/26	1,506,000	1,474,245
MPT Operating Partnership LP
4.625%, due 8/1/29	4,650,000	3,515,214
5.00%, due 10/15/27	7,836,000	6,592,576
RHP Hotel Properties LP
4.50%, due 2/15/29 (b)	2,081,000	1,841,685
4.75%, due 10/15/27	7,325,000	6,819,575
7.25%, due 7/15/28 (b)	2,215,000	2,237,659
VICI Properties LP (b)
3.875%, due 2/15/29	2,500,000	2,193,907
4.625%, due 6/15/25	2,800,000	2,705,487
5.625%, due 5/1/24	17,465,000	17,357,339
5.75%, due 2/1/27	6,525,000	6,386,148
		59,715,910
	Principal Amount	Value

Retail 6.1%
1011778 BC ULC (b)
3.50%, due 2/15/29	$ 3,420,000	$ 2,999,258
3.875%, due 1/15/28	6,165,000	5,635,881
4.00%, due 10/15/30	14,205,000	12,157,102
Asbury Automotive Group, Inc.
4.50%, due 3/1/28	4,631,000	4,245,729
4.625%, due 11/15/29 (b)	5,320,000	4,722,157
4.75%, due 3/1/30	5,212,000	4,631,356
5.00%, due 2/15/32 (b)	2,800,000	2,437,946
CEC Entertainment LLC
6.75%, due 5/1/26 (b)	4,700,000	4,484,028
Dave & Buster's, Inc.
7.625%, due 11/1/25 (b)	3,005,000	3,046,319
Group 1 Automotive, Inc.
4.00%, due 8/15/28 (b)	4,165,000	3,667,734
Ken Garff Automotive LLC
4.875%, due 9/15/28 (b)	7,000,000	6,156,658
KFC Holding Co.
4.75%, due 6/1/27 (b)	5,135,000	4,956,405
LCM Investments Holdings II LLC
4.875%, due 5/1/29 (b)	13,030,000	11,150,308
Lithia Motors, Inc.
4.625%, due 12/15/27 (b)	700,000	653,870
Murphy Oil USA, Inc.
4.75%, due 9/15/29	3,000,000	2,754,210
5.625%, due 5/1/27	2,994,000	2,912,965
NMG Holding Co., Inc.
7.125%, due 4/1/26 (b)	21,900,000	20,384,321
Papa John's International, Inc.
3.875%, due 9/15/29 (b)	4,930,000	4,173,245
Patrick Industries, Inc. (b)
4.75%, due 5/1/29	1,795,000	1,541,690
7.50%, due 10/15/27	5,615,000	5,432,513
PetSmart, Inc.
7.75%, due 2/15/29 (b)	4,285,000	4,257,482
Sonic Automotive, Inc. (b)
4.625%, due 11/15/29	3,500,000	2,931,052
4.875%, due 11/15/31	3,210,000	2,634,079
TPro Acquisition Corp.
11.00%, due 10/15/24 (b)	1,500,000	1,500,021
Ultra Resources, Inc. Escrow Claim Shares
6.875%, due 4/15/22 (c)(f)(g)	9,675,000	—
Yum! Brands, Inc.
3.625%, due 3/15/31	11,385,000	9,835,786
4.625%, due 1/31/32	10,950,000	9,891,557
4.75%, due 1/15/30 (b)	10,432,000	9,768,629

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
Yum! Brands, Inc. (continued)
5.375%, due 4/1/32	$ 8,235,000	$ 7,827,045
6.875%, due 11/15/37	2,000,000	2,149,816
		158,939,162
Software 3.9%
ACI Worldwide, Inc.
5.75%, due 8/15/26 (b)	4,405,000	4,294,875
Camelot Finance SA
4.50%, due 11/1/26 (b)	4,480,000	4,220,339
Clarivate Science Holdings Corp. (b)
3.875%, due 7/1/28	8,835,000	7,831,749
4.875%, due 7/1/29	16,000,000	14,193,690
CWT Travel Group, Inc. (b)
8.50%, due 11/19/26	2,190,000	1,196,022
8.50%, due 11/19/26	2,297,916	1,254,958
Fair Isaac Corp.
5.25%, due 5/15/26 (b)	3,219,000	3,140,778
MSCI, Inc. (b)
3.25%, due 8/15/33	3,250,000	2,617,415
3.625%, due 9/1/30	4,730,000	4,079,098
3.625%, due 11/1/31	3,500,000	2,987,856
3.875%, due 2/15/31	10,120,000	8,769,241
4.00%, due 11/15/29	8,845,000	8,004,906
Open Text Corp. (b)
3.875%, due 2/15/28	4,560,000	4,015,718
3.875%, due 12/1/29	2,500,000	2,089,657
6.90%, due 12/1/27	3,150,000	3,206,795
Open Text Holdings, Inc. (b)
4.125%, due 2/15/30	8,499,000	7,196,988
4.125%, due 12/1/31	3,000,000	2,459,151
PTC, Inc. (b)
3.625%, due 2/15/25	3,400,000	3,283,176
4.00%, due 2/15/28	9,236,000	8,502,731
SS&C Technologies, Inc.
5.50%, due 9/30/27 (b)	5,885,000	5,633,875
Veritas US, Inc.
7.50%, due 9/1/25 (b)	4,390,000	3,562,115
		102,541,133
Telecommunications 3.4%
Connect Finco SARL
6.75%, due 10/1/26 (b)	14,105,000	13,700,418
Frontier Communications Holdings LLC
5.875%, due 10/15/27 (b)	2,500,000	2,294,402
	Principal Amount	Value

Telecommunications (continued)
Level 3 Financing, Inc.
3.75%, due 7/15/29 (b)	$ 1,500,000	$ 903,565
Sprint Capital Corp.
6.875%, due 11/15/28	31,815,000	33,723,688
Sprint LLC
7.875%, due 9/15/23	14,030,000	14,063,882
T-Mobile USA, Inc.
2.875%, due 2/15/31	1,500,000	1,267,891
3.375%, due 4/15/29	3,000,000	2,709,144
4.75%, due 2/1/28	11,450,000	11,123,348
5.375%, due 4/15/27	8,875,000	8,808,437
		88,594,775
Transportation 0.7%
Seaspan Corp.
5.50%, due 8/1/29 (b)	6,450,000	5,053,059
Watco Cos. LLC
6.50%, due 6/15/27 (b)	12,665,000	12,035,533
		17,088,592
Total Corporate Bonds (Cost $2,467,620,473)		2,282,043,601
Loan Assignments 4.4%
Automobile 0.2%
Dealer Tire Financial LLC
Term Loan B2
9.602% (1 Month SOFR + 4.50%), due 12/14/27 (d)	3,980,000	3,960,100
Beverage, Food & Tobacco 0.1%
United Natural Foods, Inc.
Initial Term Loan
8.467% (1 Month SOFR + 3.25%), due 10/22/25 (d)	3,567,324	3,555,569
Chemicals, Plastics & Rubber 0.4%
Innophos Holdings, Inc.
Initial Term Loan
8.467% (1 Month SOFR + 3.25%), due 2/5/27 (d)	1,838,250	1,823,314
Jazz Pharmaceuticals plc
Initial Dollar Term Loan
8.693% (1 Month SOFR + 3.50%), due 5/5/28 (d)	8,183,180	8,171,675
		9,994,989
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Finance 0.5%
AAdvantage Loyality IP Ltd.
Initial Term Loan
10.00% (3 Month SOFR + 4.75%), due 4/20/28 (d)	$ 2,000,000	$ 2,043,214
RealTruck Group, Inc.
Initial Term Loan
8.967% (1 Month SOFR + 3.75%), due 1/31/28 (d)	3,331,830	3,117,343
Schweitzer-Mauduit International, Inc.
Term Loan B
9.00% (1 Month LIBOR + 3.75%), due 4/20/28 (d)	5,145,000	4,939,200
Superannuation and Investments Finco Pty. Ltd.
Initial U.S. Term Loan
8.967% (1 Month SOFR + 3.75%), due 12/1/28 (d)	2,659,500	2,643,708
		12,743,465
Healthcare, Education & Childcare 0.3%
LifePoint Health, Inc.
First Lien Term Loan B
9.023% (3 Month LIBOR + 3.75%), due 11/16/25 (d)	9,540,607	8,833,009
High Tech Industries 0.2%
Open Text Corp.
Term Loan B
8.702% (1 Month SOFR + 3.50%), due 1/31/30 (d)	4,975,000	4,982,995
Leisure, Amusement, Motion Pictures & Entertainment 0.1%
Carnival Corp.
2021 Incremental Advance Term Loan B
8.467% (1 Month SOFR + 3.25%), due 10/18/28 (d)	3,349,000	3,315,510
Manufacturing 0.1%
Adient U.S. LLC
Term Loan B1
8.467% (1 Month SOFR + 3.25%), due 4/10/28 (d)	2,406,967	2,404,459
	Principal Amount	Value

Media 0.3%
Directv Financing LLC
Closing Date Term Loan
10.217% (1 Month SOFR + 5.00%), due 8/2/27 (d)	$ 7,615,340	$ 7,438,558
Oil & Gas 0.5%
Brazos Delaware II LLC
Initial Term Loan
8.896% (1 Month SOFR + 3.75%), due 2/11/30 (d)	3,341,625	3,308,209
PetroQuest Energy LLC (c)(f)
2020 Term Loan
TBD (12.53% PIK), due 9/19/26 (a)	649,235	649,235
Term Loan
12.654% (12.07% PIK) (1 Month LIBOR + 7.50%), due 11/8/23 (a)(d)	6,654,884	5,124,261
Term Loan
12.654% (1 Month LIBOR + 7.50%), due 1/1/28 (d)	845,958	845,958
TransMontaigne Operating Co. LP
Tranche Term Loan B 8.704% - 8.717%
(1 Month SOFR + 3.50%), due 11/17/28 (d)	3,347,482	3,296,225
		13,223,888
Personal, Food & Miscellaneous Services 0.0% ‡
WW International, Inc.
Initial Term Loan
8.717% (1 Month SOFR + 3.50%), due 4/13/28 (d)	1,550,000	997,166
Retail 0.9%
Great Outdoors Group LLC
Term Loan B2
8.943% (1 Month SOFR + 3.75%), due 3/6/28 (d)	23,209,282	23,006,201
Services Business 0.1%
GIP II Blue Holding LP
Initial Term Loan
9.717% (3 Month SOFR + 4.50%), due 9/29/28 (d)	2,936,029	2,940,310

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Principal Amount	Value
Loan Assignments (continued)
Software 0.2%
Cloud Software Group, Inc. (d)
First Lien Term Loan A
9.842% (3 Month SOFR + 4.50%), due 9/29/28	$ 2,991,588	$ 2,784,668
First Lien Dollar Term Loan B
9.842% (3 Month SOFR + 4.50%), due 3/30/29	2,992,500	2,797,054
		5,581,722
Utilities 0.5%
PG&E Corp.
Term Loan
8.217% (1 Month SOFR + 3.00%), due 6/23/25 (d)	13,095,000	13,054,078
Total Loan Assignments (Cost $118,340,747)		116,032,019
Total Long-Term Bonds (Cost $2,605,254,158)		2,413,316,938

	Shares
Common Stocks 2.1%
Consumer Staples Distribution & Retail 0.0% ‡
ASG warrant Corp. (c)(f)(k)	3,368	—
Distributors 0.1%
ATD New Holdings, Inc. (k)	44,740	1,789,600
Electric Utilities 0.0% ‡
Keycon Power Holdings LLC (c)(f)(k)	11,280	113
Electrical Equipment 0.1%
Energy Technologies, Inc. (c)(f)(k)	4,822	2,411,000
Energy Equipment & Services 0.1%
Forum Energy Technologies, Inc. (k)	161,661	4,136,905
Nine Energy Service, Inc. (k)	39,125	149,849
		4,286,754
Hotels, Restaurants & Leisure 0.1%
Carlson Travel, Inc. (c)(h)(k)	478,813	1,915,252
Independent Power and Renewable Electricity Producers 0.4%
GenOn Energy, Inc. (h)	115,826	10,134,775
	Shares	Value

Oil, Gas & Consumable Fuels 1.3%
Chord Energy Corp.	15,354	$ 2,361,445
Gulfport Energy Corp. (k)	226,002	23,746,030
PetroQuest Energy, Inc. (c)(f)(k)	82,247	—
Talos Energy, Inc. (k)	550,880	7,640,706
		33,748,181
Total Common Stocks (Cost $82,024,740)		54,285,675
Convertible Preferred Stock 0.1%
Hotels, Restaurants & Leisure 0.1%
CWT Travel Holdings, Inc., 15.00% (b)(c)(e)(f)(k)	25,775	1,623,825
Total Convertible Preferred Stock (Cost $2,131,236)		1,623,825
Preferred Stocks 0.6%
Electrical Equipment 0.3%
Energy Technologies Ltd. (c)(f)(k)	10,741	8,861,325
Oil, Gas & Consumable Fuels 0.3%
Gulfport Energy Operating Corp., 10.00%(10.00% Cash or 15.00% PIK) (a)(c)(k)	1,134,000	7,583,625
Total Preferred Stocks (Cost $11,283,323)		16,444,950

	Number of Warrants
Warrants 0.0% ‡
Hotels, Restaurants & Leisure 0.0% ‡
CWT Travel Holdings, Inc. (f)(k)
Expires 11/19/26	44,246	35
Expires 11/19/28	46,574	410
		445
Oil, Gas & Consumable Fuels 0.0% ‡
California Resources Corp.
Expires 10/27/24 (k)	9,742	115,540
Total Warrants (Cost $8,174,223)		115,985
Total Investments (Cost $2,708,867,680)	95.0%	2,485,787,373
Other Assets, Less Liabilities	5.0	130,710,075
Net Assets	100.0%	$ 2,616,497,448

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Illiquid security—As of June 30, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $40,965,613, which represented 1.6% of the Portfolio’s net assets.
(d)	Floating rate—Rate shown was the rate in effect as of June 30, 2023.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(g)	Issue in non-accrual status.
(h)	Restricted security. (See Note 5)
(i)	Step coupon—Rate shown was the rate in effect as of June 30, 2023.
(j)	Issue in default.
(k)	Non-income producing security.

Abbreviation(s):
LIBOR—London Interbank Offered Rate
SOFR—Secured Overnight Financing Rate
TBD—To Be Determined

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$ —	$ 15,241,318	$ —	$ 15,241,318
Corporate Bonds	—	2,275,511,901	6,531,700	2,282,043,601
Loan Assignments	—	109,412,565	6,619,454	116,032,019
Total Long-Term Bonds	—	2,400,165,784	13,151,154	2,413,316,938
Common Stocks	38,034,935	13,839,627	2,411,113	54,285,675
Convertible Preferred Stock	—	—	1,623,825	1,623,825
Preferred Stocks	—	7,583,625	8,861,325	16,444,950
Warrants	115,540	—	445	115,985
Total Investments in Securities	$ 38,150,475	$ 2,421,589,036	$ 26,047,862	$ 2,485,787,373

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP MacKay High Yield Corporate Bond Portfolio

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in securities, at value (identified cost $2,708,867,680)	$2,485,787,373
Cash	99,703,576
Due from custodian	579,805
Receivables:
Interest	38,300,714
Investment securities sold	522,750
Portfolio shares sold	326,668
Other assets	427,256
Total assets	2,625,648,142
Liabilities
Payables:
Investment securities purchased	5,370,985
Portfolio shares redeemed	1,990,721
Manager (See Note 3)	1,196,366
NYLIFE Distributors (See Note 3)	451,729
Professional fees	67,912
Shareholder communication	39,963
Custodian	17,275
Accrued expenses	15,743
Total liabilities	9,150,694
Net assets	$2,616,497,448
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 293,533
Additional paid-in-capital	2,788,478,997
2,788,772,530
Total distributable earnings (loss)	(172,275,082)
Net assets	$2,616,497,448
Initial Class
Net assets applicable to outstanding shares	$ 413,248,954
Shares of beneficial interest outstanding	45,630,118
Net asset value per share outstanding	$ 9.06
Service Class
Net assets applicable to outstanding shares	$2,203,248,494
Shares of beneficial interest outstanding	247,903,326
Net asset value per share outstanding	$ 8.89

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 80,542,303
Dividends	943,785
Other	2,314,833
Total income	83,800,921
Expenses
Manager (See Note 3)	7,356,447
Distribution/Service—Service Class (See Note 3)	2,752,893
Professional fees	135,285
Shareholder communication	38,627
Custodian	33,655
Trustees	33,198
Miscellaneous	40,784
Total expenses	10,390,889
Net investment income (loss)	73,410,032
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(24,448,129)
Net change in unrealized appreciation (depreciation) on investments	80,421,154
Net realized and unrealized gain (loss)	55,973,025
Net increase (decrease) in net assets resulting from operations	$129,383,057
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP MacKay High Yield Corporate Bond Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 73,410,032	$ 146,111,580
Net realized gain (loss)	(24,448,129)	(27,833,550)
Net change in unrealized appreciation (depreciation)	80,421,154	(393,576,205)
Net increase (decrease) in net assets resulting from operations	129,383,057	(275,298,175)
Distributions to shareholders:
Initial Class	—	(24,718,944)
Service Class	—	(121,925,643)
Total distributions to shareholders	—	(146,644,587)
Capital share transactions:
Net proceeds from sales of shares	73,168,465	170,826,531
Net asset value of shares issued to shareholders in reinvestment of distributions	—	146,644,587
Cost of shares redeemed	(240,609,015)	(612,645,987)
Increase (decrease) in net assets derived from capital share transactions	(167,440,550)	(295,174,869)
Net increase (decrease) in net assets	(38,057,493)	(717,117,631)
Net Assets
Beginning of period	2,654,554,941	3,371,672,572
End of period	$2,616,497,448	$2,654,554,941
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.62	$ 9.94	$ 9.89	$ 9.96	$ 9.32	$ 10.05
Net investment income (loss) (a)	0.25	0.47	0.47	0.54	0.58	0.55
Net realized and unrealized gain (loss)	0.19	(1.29)	0.08	(0.04)	0.64	(0.68)
Total from investment operations	0.44	(0.82)	0.55	0.50	1.22	(0.13)
Less distributions:
From net investment income	—	(0.50)	(0.50)	(0.57)	(0.58)	(0.60)
Net asset value at end of period	$ 9.06	$ 8.62	$ 9.94	$ 9.89	$ 9.96	$ 9.32
Total investment return (b)	5.10%(c)	(8.06)%	5.51%	5.40%	13.22%	(1.46)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.77%††	5.15%	4.66%	5.56%	5.84%	5.58%
Net expenses	0.58%††	0.58%	0.58%	0.59%(d)	0.59%(d)	0.58%(d)
Portfolio turnover rate	9%	12%	35%	39%	28%	28%
Net assets at end of period (in 000's)	$ 413,249	$ 444,733	$ 592,890	$ 461,075	$ 471,775	$ 458,129

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2023*	Year Ended December 31,
Service Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.47	$ 9.77	$ 9.74	$ 9.81	$ 9.19	$ 9.91
Net investment income (loss) (a)	0.24	0.44	0.44	0.50	0.55	0.52
Net realized and unrealized gain (loss)	0.18	(1.26)	0.06	(0.02)	0.62	(0.66)
Total from investment operations	0.42	(0.82)	0.50	0.48	1.17	(0.14)
Less distributions:
From net investment income	—	(0.48)	(0.47)	(0.55)	(0.55)	(0.58)
Net asset value at end of period	$ 8.89	$ 8.47	$ 9.77	$ 9.74	$ 9.81	$ 9.19
Total investment return (b)	4.96%	(8.29)%	5.25%	5.14%	12.94%	(1.71)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.52%††	4.91%	4.43%	5.31%	5.60%	5.33%
Net expenses	0.83%††	0.83%	0.83%	0.84%(c)	0.84%(c)	0.83%(c)
Portfolio turnover rate	9%	12%	35%	39%	28%	28%
Net assets at end of period (in 000's)	$ 2,203,248	$ 2,209,821	$ 2,778,783	$ 2,614,734	$ 2,557,069	$ 2,298,144

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP MacKay High Yield Corporate Bond Portfolio

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay High Yield Corporate Bond Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	May 1, 1995
Service Class	June 4, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio
prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

27

Notes to Financial Statements (Unaudited) (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are

28	MainStay VP MacKay High Yield Corporate Bond Portfolio

marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2023 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Portfolio's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Portfolio's procedures described above. The liquidity of the Portfolio's investments was determined as of June 30, 2023, and can change at any time. Illiquid investments as of June 30, 2023, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities is accreted daily based on the effective interest method. Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses
29

Notes to Financial Statements (Unaudited) (continued)
can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the London Interbank Offered Rate ("LIBOR") or an alternative reference rate.
The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2023, the Portfolio did not hold any unfunded commitments.
(H) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. Warrants as of June 30, 2023 are shown in the Portfolio of Investments.
(I) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Portfolio primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks.
Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(J) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on LIBOR, as a “benchmark” or “reference rate” for

30	MainStay VP MacKay High Yield Corporate Bond Portfolio

various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on Secured Overnight Financing Rate ("SOFR") (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Portfolio's investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Portfolio.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Portfolio.
(K) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.57% up to $1 billion; 0.55% from $1 billion to $5 billion; and 0.525% in excess of $5 billion. During the six-month period ended June 30, 2023, the effective management fee rate was 0.56%.
During the six-month period ended June 30, 2023, New York Life Investments earned fees from the Portfolio in the amount of $7,356,447 and paid the Subadvisor fees of $3,678,224.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement
31

Notes to Financial Statements (Unaudited) (continued)
with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$2,709,022,470	$36,085,532	$(259,320,629)	$(223,235,097)
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $143,538,507, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$10,623	$132,916
During the year ended December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$146,644,587

Note 5–Restricted Securities
Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.
32	MainStay VP MacKay High Yield Corporate Bond Portfolio

As of June 30, 2023, restricted securities held by the Portfolio were as follows:
Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	6/30/23 Value	Percent of Net Assets
Briggs & Stratton Corp. Escrow Claim Shares
Corporate Bond 6.875%, due 12/15/20	2/26/21	$ 5,030,000	$ 5,170,425	$ —	0.0%
Carlson Travel, Inc.
Common Stock	9/4/20-12/8/21	478,813	8,408,534	1,915,252	0.1
GenOn Energy, Inc.
Common Stock	12/14/18	115,826	12,970,154	10,134,775	0.4
Sterling Entertainment Enterprises LLC
Corporate Bond 10.25%, due 1/15/25	12/28/17	$ 7,000,000	6,970,195	6,531,700	0.2
Total			$ 33,519,308	$ 18,581,727	0.7%

Note 6–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 7–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 8–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 9–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2023, purchases and sales of securities, other than short-term securities, were $230,003 and $321,267, respectively.
Note 10–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2023 and the year ended December 31, 2022, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	1,682,381	$ 14,885,266
Shares redeemed	(7,657,717)	(68,307,310)
Net increase (decrease)	(5,975,336)	$ (53,422,044)
Year ended December 31, 2022:
Shares sold	7,121,288	$ 65,542,215
Shares issued to shareholders in reinvestment of distributions	2,967,745	24,718,944
Shares redeemed	(18,114,997)	(165,203,247)
Net increase (decrease)	(8,025,964)	$ (74,942,088)

33

Notes to Financial Statements (Unaudited) (continued)
Service Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	6,649,291	$ 58,283,199
Shares redeemed	(19,717,689)	(172,301,705)
Net increase (decrease)	(13,068,398)	$(114,018,506)
Year ended December 31, 2022:
Shares sold	11,574,208	$ 105,284,316
Shares issued to shareholders in reinvestment of distributions	14,890,045	121,925,643
Shares redeemed	(49,817,798)	(447,442,740)
Net increase (decrease)	(23,353,545)	$(220,232,781)
Note 11–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Portfolio, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Portfolio's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2023, events and transactions subsequent to June 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
34	MainStay VP MacKay High Yield Corporate Bond Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk. A Portfolio's liquidity risk is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The Board of Trustees of MainStay VP Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
35

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
36	MainStay VP MacKay High Yield Corporate Bond Portfolio

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

2023 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5029471	MSVPHYCB10-08/23
(NYLIAC) NI520

MainStay VP Income Builder Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended June 30, 2023. Markets reacted positively to several developments – easing inflationary pressures and softening monetary policy – the most prominent among them.
At the start of the reporting period, high levels of inflation had already begun to show signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.06% in June 2022, the annualized U.S. inflation rate as measured by the Consumer Price Index fell to 6.41% in January 2023, and to 2.97% in June 2023, according to the most recent figures. At the same time, the Fed increased the benchmark federal funds rate, from 4.25%–4.50% at the beginning of the reporting period, to 5.00%–5.25% as of June 30, 2023. While the Fed signaled that further rate increases were likely in 2023, the Fed also appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a negative note, rising interest rates contributed to the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry, and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the S&P 500® Index’s strongest sector, followed by consumer discretionary. However, the communications services, utilities and energy sectors lost substantial ground as value-oriented stocks fell out of favor and oil prices declined, with financials and health care shares dipping more mildly. While international markets rose, they generally trailed the U.S. market, with developed international markets outperforming their emerging markets counterparts.
Corporate bond prices trended moderately higher amid high volatility, bolstered by positive inflationary and interest rate trends in the United States while constrained by banking industry turmoil. After years of low yields and tight credit spreads, the sector benefited from more attractive valuations and income opportunities. Markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. Long-term rates remained lower than short-term rates throughout the reporting period, a yield curve inversion that reminded investors of the uncertainties implicit in the current economic environment. U.S. Treasury bonds provided more modest gains, with the positive impact of declining inflation largely balanced by the negative impact of high consumer prices.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the long-term focus, unique perspectives and commitment to client service you expect.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	1/29/1993	4.62%	6.83%	4.46%	5.56%	0.62%
Service Class Shares	6/4/2003	4.49	6.56	4.19	5.30	0.87

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
MSCI World Index (Net)[2]	15.09%	18.51%	9.07%	9.50%
Bloomberg U.S. Aggregate Bond Index[3]	2.09	-0.94	0.77	1.52
Blended Benchmark Index[4]	9.77	10.58	6.03	6.49
Morningstar World Allocation Category Average[5]	5.03	6.54	3.62	4.43

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The MSCI World Index (Net) is the Portfolio's primary broad-based securities market index for comparison purposes. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
3.	The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
4.	The Portfolio has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the MSCI World Index (Net) and the Bloomberg U.S. Aggregate Bond Index, weighted 60% and 40%, respectively.
5.	The Morningstar World Allocation Category Average is representative of funds that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these funds do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such funds to invest more than 10% of their assets in emerging markets. These funds typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP Income Builder Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,046.20	$3.15	$1,021.72	$3.11	0.62%
Service Class Shares	$1,000.00	$1,044.90	$4.41	$1,020.48	$4.36	0.87%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
6	MainStay VP Income Builder Portfolio

Portfolio Composition as of June 30, 2023 (Unaudited)
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2023 (excluding short-term investments) (Unaudited)
1.	GNMA, (zero coupon)-7.972%, due 7/20/49–5/20/53
2.	UMBS, 30 Year, 3.00%-6.00%, due 8/1/48–6/1/53
3.	U.S. Treasury Bonds, 3.625%-3.875%, due 5/15/43–5/15/53
4.	FHLMC STACR REMIC Trust, 6.917%-8.817%, due 8/25/33–12/25/50
5.	Broadcom, Inc.
6.	Analog Devices, Inc.
7.	Microsoft Corp.
8.	Bank of America Corp.
9.	FHLMC, (zero coupon)-4.50%, due 10/15/42–1/25/55
10.	Apple, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Portfolio’s Manager; Neil Moriarty III, Shu-Yang Tan, Tom Musmanno, CFA and Michael DePalma of MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the fixed-income portion of the Portfolio; and William W. Priest, CFA, Michael A. Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Subadvisor for the equity portion of the Portfolio.
How did MainStay VP Income Builder Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP Income Builder Portfolio returned 4.62% for Initial Class shares and 4.49% for Service Class shares. Over the same period, both share classes underperformed the 15.09% return of the MSCI World Index (Net), which is the Portfolio’s primary benchmark; outperformed the 2.09% return of the Bloomberg U.S. Aggregate Bond Index, which is the Portfolio’s secondary benchmark; and underperformed the 9.77% return of the Blended Benchmark Index, which is an additional benchmark of the Portfolio. For the six months ended June 30, 2023, both share classes underperformed the 5.03% return of the Morningstar World Allocation Category Average.1
During the reporting period, were there any market events that materially impacted the Portfolio’s performance or liquidity?
A steep, growth-led rally in equity markets kicked off 2023 in response to disinflation and a perceived increasing likelihood of an economic soft landing. Higher-than-expected January Producer Price Index numbers and an upward reassessment of peak-rate expectations cooled sentiment in February, reversing the bull run. The end of the first quarter was defined by the collapse of Silicon Valley Bank, Signature Bank and Credit Suisse, and subsequent intense scrutiny of industry peers. While the banking crisis drove significant outflows from financials, it also accelerated a rally in mega-cap technology-related stocks that buoyed markets into the end of the quarter, with investor positioning signaling broad expectations for a dovish pivot by central banks in response to systemic risk in the banking system. The markets continued to rally for much of the second quarter, although surging indexes painted a distorted picture, as market leadership remained astoundingly narrow. A handful of mega-cap tech stocks that saw multiples soar due to artificial intelligence (“AI”) mania accounted for the majority of broad market return.
From a fixed-income perspective, while volatility was prevalent throughout the reporting period, fixed-income markets, in general, produced positive gains. After experiencing global monetary tightening in 2022 on a scale and with a breadth never before experienced, the U.S. Federal Reserve (the “Fed”) continued to raise rates in 2023, but at a much slower pace. Optimism regarding a possible slowdown, if not outright pause, in central bank tightening programs, coupled with the hopes of a soft landing, had a positive impact on the markets.
What factors affected the relative performance of the equity portion of the Portfolio during the reporting period?
In a difficult and narrow market that was challenging for shareholder-yielding stocks, the equity portion of the Portfolio provided some upside participation but underperformed the MSCI World Index (Net). From a factor perspective, the Portfolio was hurt by its negative exposure to market sensitivity and positive exposure to dividend yield. The Portfolio's relative performance was also negatively impacted by stock selection and an underweight allocation to the information technology sector, the best-performing sector in the Index. Within financials, stock selection in banks further detracted from relative returns, as did stock selection within consumer discretionary. Conversely, stock selection in energy made a positive contribution to relative returns. (Contributions take weightings and total returns into account.)
Which market segments were the strongest positive contributors to relative performance in the equity portion of the Portfolio, and which market segments detracted the most?
During the reporting period, the energy sector made the strongest contribution to returns relative to the MSCI World Index (Net), due to positive stock selection and an underweight allocation. Information technology was the largest detractor, due to stock selection and an underweight allocation to the best performing sector in the Index. Financials was the next-most significant detractor, driven by stock selection, followed by consumer discretionary, also due to stock selection and an underweight allocation.
During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Portfolio and which stocks detracted the most?
The strongest positive contributors to the absolute performance of the equity portion of the Portfolio included communications semiconductor manufacturer Broadcom, enterprise software company Microsoft and consumer electronics maker Apple.
Broadcom designs and manufactures digital and analog semiconductors focused on connectivity. The company also develops and maintains software for mainframe applications. Shares outperformed on continued support and backlog for enterprise network upgrades. Also fueling the rise were growing expectations regarding investment needed in networking to support the nascent AI use cases related to generative AI. Broadcom returns cash to shareholders via an attractive dividend,

1.	See page 5 for more information on benchmark and peer group returns.
8	MainStay VP Income Builder Portfolio

and has a target of paying out 50% of free cash flow. The balance of cash generation is used to fund debt reduction, share repurchases and/or accretive mergers and acquisitions.
Microsoft shares rose on the company’s strong position in generative AI. Microsoft’s investment in and integration of AI system ChatGPT across its product portfolio has the potential to both increase the company’s addressable markets and take market share from its competitors. Management is dedicated to shareholder returns through continued improvements to its dividend and share repurchase plans.
Apple shares outperformed as the company benefited from being one of a handful of favored mega-cap tech names to which investors flocked in an uncertain economic environment. Underlying financial performance was solid, despite softness in iPhone and Mac sales due to difficult post-pandemic comparisons. Apple returned cash to shareholders through dividends and share repurchases.
The weakest contributors to the absolute performance of the equity portion of the Portfolio included positions in regional banks KeyCorp and Columbia Banking System and insurer MetLife.
KeyCorp operates branches in 15 states in the Northeast, Midwest, and Northwest United States. Shares declined during the reporting period, along with those of banking industry peers, as the failures of Silicon Valley Bank and Signature Bank caused a crisis of confidence that reverberated through the entire sector. Although the company has a valuable low-cost deposit franchise, we believe the slower repricing of KeyCorp’s securities portfolio relative to peers limits the near-term ability for company earnings to inflect higher with interest rates. As higher capital standards for the industry are expected to be imposed by regulators, we anticipate that KeyCorp will need to build equity by retaining a greater proportion of earnings, holding dividends flat, and deferring share repurchases for several years. We exited the Portfolio’s position to reallocate funds toward other companies in the sector that offered stronger potential for capital returns over the medium term.
Columbia Banking System operates in Washington, Oregon, and Northern California. The company has a local low-cost deposit franchise, diversified loan portfolio and well-capitalized balance sheet, which, in our view, should allow it to earn mid-teens returns on equity on a mid-cycle basis. Shares declined amid the bank industry turmoil described above. Although the crisis may result in higher near-term funding costs and increased retained capital levels for the industry, we believe Columbia's low-cost deposit franchise will continue to generate strong earnings power and support attractive, growing dividends. We also expect the company to direct excess capital toward share buybacks during periods of normal economic conditions.
MetLife serves retail and commercial customers globally with a comprehensive offering of insurance products, including life, disability, accident & health, dental and annuities. In addition, the company has a significant presence outside the United States in Asia, Latin America, Europe, the Middle East and Africa. Shares traded down during the reporting period as the bank crisis reverberated through the financial services sector. Initial fears related to the stability of deposit funding evolved to include the potential for credit losses in office-related commercial real estate loans. Although MetLife has office loans within its investment holdings, these assets have strong current performance with high debt service coverage and low loan-to-value ratios. Furthermore, MetLife maintains a well-diversified investment portfolio, which allows the company to absorb potential credit stress in any single asset class. MetLife has a strong regulatory capital position, pays an attractive and growing dividend and consistently uses excess capital to repurchase shares. The company recently announced an increase to its share repurchase program.
Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the equity portion of the Portfolio initiated multiple positions, including IT service provider Dell and Korean logistics company Hyundai Glovis. Dell provides products serving the infrastructure marketplace, such as servers and data storage, and provides the consumer and commercial space with PC hardware and peripherals. Growth is driven by an increasing demand for data storage, processing and computing needs, and the company captures market share through attractive technology and pricing. Dell targets a return of 40-60% cash generation back to shareholders, which is achieved through a combination of a growing dividend and periodic share repurchases. Additional cash generation is directed to slight debt reduction and tuck-in mergers and acquisitions to broaden the company’s addressable market.
Hyundai Glovis focuses primarily on the automotive business through its relationships with auto makers Hyundai and Kia Motors. Cash is generated by facilitating the movement of parts and completed vehicles around the globe for its customers. The company grows its services both among its captive customers, which are increasing their market shares, and through expansion into non-captive customers, where it can leverage its logistics expertise. Hyundai Glovis returns cash through a growing dividend.
A number of positions were closed during the reporting period, including KeyCorp, described above, and midstream energy company Magellan Midstream Partners. Magellan is involved in the transportation, distribution and storage of refined products, such as gasoline and diesel, as well as crude oil. The company has an attractive asset footprint, a strong balance sheet and the absence of burdensome Incentive Distribution Rights. Shares outperformed after its midstream peer ONEOK announced the
9

acquisition of Magellan at an attractive valuation. We sold the Portfolio’s position to fund other shareholder-yield investments.
How did sector weightings in the equity portion of the Portfolio change during the reporting period?
During the reporting period, the most significant sector allocation changes to the equity portion of the Portfolio included reduced exposures to financials and energy, and increased exposures to information technology and real estate. The most significant country allocation changes were increases in the United States and Korea, and reductions in China and Denmark. The Portfolio’s sector and country allocations are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield.
How was the equity portion of the Portfolio positioned at the end of the reporting period?
Relative to the MSCI World Index (Net), as of June 30, 2023, the most substantially overweight sector positions in the equity portion of the Portfolio were in utilities and consumer staples. As of the same date, the most substantially underweight sector positions relative to the Index were in consumer discretionary and information technology. These relative weightings were the result of individual stock selections rather than a top-down macroeconomic view.
What factors affected the relative performance of the fixed-income portion of the Portfolio during the reporting period?
The fixed-income portion of the Portfolio outperformed the Bloomberg US Aggregate Bond Index during the reporting period. Overweight exposure to securitized products, high-yield corporates and emerging markets credit made positive contributions to performance, as spread product,2 in general, outperformed.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
The fixed-income portion of the Portfolio used U.S. Treasury futures to adjust duration3 and yield curve4 positioning. On a stand-alone, absolute basis, these positions had a modestly positive impact on returns.
What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?
In the second half of 2022, before the reporting period began, we raised the fixed-income portion of the Portfolio’s duration after yields had increased on the heels of the Fed rate hikes. As of June 30, 2023, the Portfolio had an effective duration of 6.8 years versus 6.2 years for the Bloomberg U.S. Aggregate Bond Index.
What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?
Based on the dramatically higher move in rates in 2022, we maintained the fixed-income portion of the Portfolio’s longer duration bias, since we believed the Fed was closer to its terminal funds rate (optimal Fed fund rate). During the reporting period, we lowered the risk profile of the fixed-income portion of the Portfolio by reducing its exposure to high-yield corporate bonds due to full valuations, and increased exposure to residential mortgage-backed securities, as those spreads to U.S. Treasury securities had widened out. Additionally we reduced the Portfolio’s exposure to regional banks in favor of G-SIBs (globally systematically important banks), due to stronger capital ratios and balance sheet liquidity. The regional banks also have a disproportionate exposure to commercial real estate, which remains a risk.
During the reporting period, which market segments were the strongest positive contributors to the absolute performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?
The market segments that contributed the most to the fixed-income portion of the Portfolio’s absolute returns were credit risk transfer bonds, investment-grade corporate bonds and asset-backed securities. The market segments that contributed the least on an absolute basis were collateralized mortgage obligations, U.S. Treasury securities and preferred securities.
Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the fixed-income portion of the Portfolio added exposure to Georgia Power, a fully regulated utility, because we saw attractive value on a risk-adjusted basis. Georgia Power benefits from stable and predictable cash flow generation and strong relationships with its regulators. The Portfolio also
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
10	MainStay VP Income Builder Portfolio

purchased a position in Charter Communications, based on attractive valuation. As one of the largest cable and telecommunications providers in the United States, we consider Charter a core high-yield holding, with solid fundamentals and relatively non-cyclical operations.
During the same period, we sold the Portfolio’s position in Howmet Aerospace for relative value reasons as valuations became full. Although Howmet is a strong high-yield credit rated BB+5 with an improving trajectory, the valuation already fully reflected any potential future improvement. We also sold the Portfolio’s position in QVC following a periodic credit review of the issuer and in light of worsening earnings trends, coupled with our cautious outlook on cyclical consumer spending.
How did sector weightings change in the fixed-income portion of the Portfolio during the reporting period?
During the reporting period, the fixed-income portion of the Portfolio increased its exposure to residential mortgages and reduced its exposure to Treasury securities.
How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?
As of June 30, 2023, relative to the Bloomberg U.S. Aggregate Bond Index, the fixed-income portion of the Portfolio held overweight exposure to investment-grade and high-yield corporate bonds and securitized assets. As of the same date, the Portfolio held underweight exposure to U.S. Treasury securities.
5.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
11

Portfolio of Investments June 30, 2023†^(Unaudited)
	Principal Amount	Value
Long-Term Bonds 42.3%
Asset-Backed Securities 4.1%
Automobile Asset-Backed Securities 1.4%
American Credit Acceptance Receivables Trust (a)
Series 2021-2, Class D
1.34%, due 7/13/27	$ 400,000	$ 378,522
Series 2021-3, Class D
1.34%, due 11/15/27	940,000	879,274
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2021-1A, Class A
1.38%, due 8/20/27	570,000	500,681
Series 2020-2A, Class A
2.02%, due 2/20/27	260,000	235,514
CPS Auto Receivables Trust
Series 2021-C, Class E
3.21%, due 9/15/28 (a)	260,000	238,628
Drive Auto Receivables Trust
Series 2021-2, Class D
1.39%, due 3/15/29	800,000	746,790
Exeter Automobile Receivables Trust
Series 2021-3A, Class D
1.55%, due 6/15/27	570,000	522,560
Flagship Credit Auto Trust (a)
Series 2021-1, Class D
1.27%, due 3/15/27	575,000	522,802
Series 2020-3, Class D
2.50%, due 9/15/26	280,000	260,145
Ford Credit Auto Owner Trust
Series 2020-2, Class A
1.06%, due 4/15/33 (a)	645,000	582,437
Ford Credit Floorplan Master Owner Trust
Series 2018-4, Class A
4.06%, due 11/15/30	340,000	321,316
GLS Auto Receivables Issuer Trust
Series 2019-4A, Class D
4.09%, due 8/17/26 (a)	535,000	519,870
Hertz Vehicle Financing III LP
Series 2021-2A, Class D
4.34%, due 12/27/27 (a)	1,295,000	1,109,882
Hertz Vehicle Financing LLC
Series 2021-1A, Class B
1.56%, due 12/26/25 (a)	520,000	486,223
JPMorgan Chase Bank NA
Series 2020-1, Class B
0.991%, due 1/25/28 (a)	27,880	27,705
		7,332,349
	Principal Amount	Value

Home Equity Asset-Backed Securities 0.0% ‡
J.P. Morgan Mortgage Acquisition Trust
Series 2007-HE1, Class AF1
3.982% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	$ 117,650	$ 72,132
Mastr Asset-Backed Securities Trust
Series 2006-HE4, Class A1
5.25% (1 Month LIBOR + 0.10%), due 11/25/36 (b)	188,388	60,041
		132,173
Other Asset-Backed Securities 2.7%
American Airlines Pass-Through Trust
Series 2016-2, Class A
3.65%, due 6/15/28	526,235	451,858
Series 2019-1, Class B
3.85%, due 2/15/28	399,449	339,805
AMSR Trust
Series 2020-SFR4, Class A
1.355%, due 11/17/37 (a)	1,110,000	1,002,038
British Airways Pass-Through Trust
Series 2021-1, Class A
2.90%, due 3/15/35 (United Kingdom) (a)	801,998	660,786
CF Hippolyta Issuer LLC (a)
Series 2021-1A, Class A1
1.53%, due 3/15/61	1,088,527	943,058
Series 2020-1, Class A1
1.69%, due 7/15/60	499,196	447,974
Series 2020-1, Class A2
1.99%, due 7/15/60	482,643	403,116
CVS Pass-Through Trust
5.789%, due 1/10/26 (a)	13,497	13,286
DB Master Finance LLC
Series 2021-1A, Class A23
2.791%, due 11/20/51 (a)	743,675	588,976
FirstKey Homes Trust
Series 2020-SFR1, Class A
1.339%, due 8/17/37 (a)	1,038,540	942,534
Home Partners of America Trust (a)
Series 2021-2, Class A
1.901%, due 12/17/26	278,561	242,952
Series 2021-2, Class B
2.302%, due 12/17/26	549,704	484,528
MMAF Equipment Finance LLC
Series 2020-BA, Class A4
0.66%, due 11/15/27 (a)	750,000	690,012

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Mosaic Solar Loan Trust
Series 2020-1A, Class A
2.10%, due 4/20/46 (a)	$ 760,626	$ 651,274
Navient Private Education Refi Loan Trust (a)
Series 2021-BA, Class A
0.94%, due 7/15/69	422,779	365,083
Series 2020-EA, Class A
1.69%, due 5/15/69	315,876	281,788
Series 2021-EA, Class B
2.03%, due 12/16/69	1,380,000	920,340
New Economy Assets Phase 1 Sponsor LLC (a)
Series 2021-1, Class A1
1.91%, due 10/20/61	665,000	566,385
Series 2021-1, Class B1
2.41%, due 10/20/61	755,000	628,715
Progress Residential Trust (a)
Series 2021-SFR1, Class A
1.052%, due 4/17/38	760,865	666,358
Series 2020-SFR3, Class A
1.294%, due 10/17/27	662,257	596,707
Series 2021-SFR4, Class B
1.808%, due 5/17/38	670,000	592,436
Taco Bell Funding LLC
Series 2021-1A, Class A23
2.542%, due 8/25/51 (a)	650,100	505,615
U.S. Airways Pass-Through Trust
Series 2012-1, Class A
5.90%, due 10/1/24	396,854	393,482
United Airlines Pass-Through Trust
Series 2020-1, Class A
5.875%, due 10/15/27	610,881	605,635
		13,984,741
Total Asset-Backed Securities (Cost $24,119,625)		21,449,263
Corporate Bonds 17.2%
Agriculture 0.1%
BAT Capital Corp.
3.734%, due 9/25/40 (United Kingdom)	605,000	430,445
	Principal Amount	Value

Airlines 0.5%
American Airlines, Inc. (a)
5.50%, due 4/20/26	$ 600,000	$ 594,414
5.75%, due 4/20/29	360,000	349,552
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	387,001	378,560
4.75%, due 10/20/28	900,000	873,620
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	636,001	637,589
		2,833,735
Auto Manufacturers 1.0%
Ford Motor Credit Co. LLC
2.30%, due 2/10/25	230,000	215,002
2.70%, due 8/10/26	595,000	531,201
4.125%, due 8/17/27	485,000	442,875
6.80%, due 5/12/28	365,000	365,335
General Motors Co.
5.60%, due 10/15/32	225,000	217,682
General Motors Financial Co., Inc.
2.35%, due 1/8/31	344,000	269,470
2.70%, due 6/10/31	850,000	677,961
4.30%, due 4/6/29	470,000	431,321
Nissan Motor Acceptance Co. LLC (a)
1.125%, due 9/16/24	810,000	754,506
1.85%, due 9/16/26	1,350,000	1,145,286
Volkswagen Group of America Finance LLC
4.60%, due 6/8/29 (Germany) (a)	355,000	340,109
		5,390,748
Banks 5.8%
Banco Santander SA
5.294%, due 8/18/27 (Spain)	600,000	588,230
Bank of America Corp. (c)
2.087%, due 6/14/29	715,000	610,009
2.496%, due 2/13/31	650,000	544,200
2.572%, due 10/20/32	510,000	415,395
2.687%, due 4/22/32	465,000	385,367
3.384%, due 4/2/26	465,000	445,705
3.705%, due 4/24/28	555,000	520,178
Series MM
4.30%, due 1/28/25 (d)	631,000	569,105
Barclays plc (United Kingdom) (b)(d)
4.375% (5 Year Treasury Constant Maturity Rate + 3.41%), due 3/15/28	835,000	567,299
8.00% (5 Year Treasury Constant Maturity Rate + 5.431%), due 3/15/29	680,000	607,512
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
BNP Paribas SA (France) (a)
3.052%, due 1/13/31 (c)	$ 565,000	$ 482,580
4.625% (5 Year Treasury Constant Maturity Rate + 3.196%), due 1/12/27 (b)(d)	625,000	493,375
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31 (b)(d)	885,000	631,669
7.75% (5 Year Treasury Constant Maturity Rate + 4.899%), due 8/16/29 (b)(d)	230,000	222,617
BPCE SA (France) (a)
2.045%, due 10/19/27 (c)	530,000	462,130
5.125%, due 1/18/28	435,000	426,860
Citigroup, Inc.
3.668%, due 7/24/28 (c)	430,000	402,004
3.98%, due 3/20/30 (c)	565,000	522,420
Series Y
4.15% (5 Year Treasury Constant Maturity Rate + 3.00%), due 11/15/26 (b)(d)	740,000	595,330
6.625%, due 6/15/32	190,000	201,037
Citizens Bank NA
6.064%, due 10/24/25 (c)	475,000	450,170
Citizens Financial Group, Inc.
2.638%, due 9/30/32	540,000	381,678
Credit Agricole SA
4.75% (5 Year Treasury Constant Maturity Rate + 3.237%), due 3/23/29 (France) (a)(b)(d)	1,000,000	795,000
Deutsche Bank AG (Germany)
Series E
0.962%, due 11/8/23	665,000	651,631
3.035%, due 5/28/32 (c)	255,000	200,809
5.371%, due 9/9/27	295,000	290,072
6.301% (SOFR + 1.219%), due 11/16/27 (b)	820,000	755,050
First Horizon Bank
5.75%, due 5/1/30	815,000	707,768
First Horizon Corp.
4.00%, due 5/26/25	775,000	723,863
Freedom Mortgage Corp.
7.625%, due 5/1/26 (a)	355,000	326,781
Goldman Sachs Group, Inc. (The)
1.431%, due 3/9/27 (c)	535,000	478,025
1.948%, due 10/21/27 (c)	610,000	542,612
1.992%, due 1/27/32 (c)	480,000	377,868
	Principal Amount	Value

Banks (continued)
Goldman Sachs Group, Inc. (The) (continued)
6.75%, due 10/1/37	$ 159,000	$ 171,011
HSBC Holdings plc
3.973%, due 5/22/30 (United Kingdom) (c)	600,000	538,790
Intesa Sanpaolo SpA
7.00%, due 11/21/25 (Italy) (a)	200,000	201,832
JPMorgan Chase & Co. (c)
2.182%, due 6/1/28	835,000	742,086
Series HH
4.60%, due 2/1/25 (d)	304,000	283,480
Lloyds Banking Group plc (United Kingdom)
4.582%, due 12/10/25	508,000	486,491
4.65%, due 3/24/26	1,075,000	1,026,648
4.976% (1 Year Treasury Constant Maturity Rate + 2.30%), due 8/11/33 (b)	365,000	341,421
Macquarie Group Ltd.
2.871%, due 1/14/33 (Australia) (a)(c)	820,000	654,896
Mizuho Financial Group, Inc.
3.261% (1 Year Treasury Constant Maturity Rate + 1.25%), due 5/22/30 (Japan) (b)	345,000	304,328
Morgan Stanley
2.484%, due 9/16/36 (c)	885,000	671,485
2.511%, due 10/20/32 (c)	645,000	520,977
5.00%, due 11/24/25	450,000	442,381
6.25%, due 8/9/26	881,000	899,767
NatWest Group plc
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28 (United Kingdom) (b)	1,580,000	1,421,001
Santander Holdings USA, Inc.
6.499%, due 3/9/29 (c)	340,000	336,305
Societe Generale SA (France) (a)(b)(d)
4.75% (5 Year Treasury Constant Maturity Rate + 3.931%), due 5/26/26	395,000	311,552
5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30	1,040,000	771,658
Standard Chartered plc
1.822% (1 Year Treasury Constant Maturity Rate + 0.95%), due 11/23/25 (United Kingdom) (a)(b)	1,060,000	991,070

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
UBS Group AG (Switzerland) (a)
3.091%, due 5/14/32 (c)	$ 500,000	$ 404,463
4.375% (5 Year Treasury Constant Maturity Rate + 3.313%), due 2/10/31 (b)(d)	1,005,000	707,962
4.751% (1 Year Treasury Constant Maturity Rate + 1.75%), due 5/12/28 (b)	160,000	151,640
6.442%, due 8/11/28 (c)	245,000	245,906
Wachovia Corp.
5.50%, due 8/1/35	700,000	686,414
Wells Fargo & Co.
3.35%, due 3/2/33 (c)	390,000	333,783
Westpac Banking Corp.
3.02% (5 Year Treasury Constant Maturity Rate + 1.53%), due 11/18/36 (Australia) (b)	533,000	408,830
		30,430,526
Beverages 0.1%
Anheuser-Busch Cos. LLC
4.70%, due 2/1/36 (Belgium)	475,000	461,992
Biotechnology 0.0% ‡
Amgen, Inc.
5.75%, due 3/2/63	250,000	253,609
Chemicals 0.3%
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (Brazil) (a)	745,000	684,377
Huntsman International LLC
4.50%, due 5/1/29	731,000	668,539
		1,352,916
Commercial Services 0.1%
Ashtead Capital, Inc.
4.00%, due 5/1/28 (United Kingdom) (a)	380,000	352,013
California Institute of Technology
3.65%, due 9/1/2119	385,000	262,545
		614,558
Computers 0.6%
Dell International LLC
3.375%, due 12/15/41 (a)	885,000	624,085
4.90%, due 10/1/26	680,000	675,167
5.30%, due 10/1/29	318,000	315,682
	Principal Amount	Value

Computers (continued)
Dell International LLC (continued)
8.10%, due 7/15/36	$ 527,000	$ 616,568
NCR Corp.
5.00%, due 10/1/28 (a)	991,000	884,398
		3,115,900
Diversified Financial Services 1.6%
AerCap Ireland Capital DAC
2.45%, due 10/29/26 (Ireland)	665,000	593,945
Air Lease Corp.
2.30%, due 2/1/25	820,000	771,067
4.25%, due 9/15/24	420,000	409,926
Aircastle Ltd.
5.25% (5 Year Treasury Constant Maturity Rate + 4.41%), due 6/15/26 (a)(b)(d)	745,000	519,935
Ally Financial, Inc.
3.875%, due 5/21/24	310,000	302,777
6.992%, due 6/13/29 (c)	265,000	261,689
8.00%, due 11/1/31	640,000	664,397
Aviation Capital Group LLC
1.95%, due 1/30/26 (a)	520,000	463,148
Avolon Holdings Funding Ltd. (Ireland) (a)
2.125%, due 2/21/26	645,000	573,256
2.875%, due 2/15/25	1,040,000	967,164
Banco BTG Pactual SA
2.75%, due 1/11/26 (Brazil) (a)	970,000	882,801
Capital One Financial Corp.
6.312%, due 6/8/29 (c)	515,000	511,531
Nomura Holdings, Inc.
5.099%, due 7/3/25 (Japan)	770,000	755,666
OneMain Finance Corp.
3.50%, due 1/15/27	375,000	321,728
Voya Financial, Inc.
3.65%, due 6/15/26	310,000	292,393
		8,291,423
Electric 1.8%
AEP Texas, Inc.
4.70%, due 5/15/32	475,000	454,528
Alabama Power Co.
3.00%, due 3/15/52	335,000	226,083
Arizona Public Service Co.
2.20%, due 12/15/31	750,000	586,181
Calpine Corp.
5.125%, due 3/15/28 (a)	290,000	258,797
Duke Energy Carolinas LLC
5.35%, due 1/15/53	320,000	324,145
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Duke Energy Ohio, Inc.
4.30%, due 2/1/49	$ 565,000	$ 472,359
Duke Energy Progress LLC
5.35%, due 3/15/53	395,000	397,512
Duquesne Light Holdings, Inc.
3.616%, due 8/1/27 (a)	865,000	776,353
Edison International
Series B
5.00% (5 Year Treasury Constant Maturity Rate + 3.901%), due 12/15/26 (b)(d)	905,000	781,829
Entergy Louisiana LLC
4.00%, due 3/15/33	790,000	716,965
Georgia Power Co.
4.95%, due 5/17/33	625,000	616,936
Jersey Central Power & Light Co.
2.75%, due 3/1/32 (a)	700,000	577,372
National Rural Utilities Cooperative Finance Corp.
5.80%, due 1/15/33	460,000	480,980
Nevada Power Co.
Series GG
5.90%, due 5/1/53	230,000	239,582
Ohio Power Co.
Series R
2.90%, due 10/1/51	420,000	278,744
Public Service Co. of Oklahoma
5.25%, due 1/15/33	200,000	198,892
Sempra Energy
5.50%, due 8/1/33	535,000	531,431
Southern California Edison Co.
4.00%, due 4/1/47	520,000	412,864
5.70%, due 3/1/53	370,000	369,917
Virginia Electric and Power Co.
2.95%, due 11/15/51	435,000	290,917
5.45%, due 4/1/53	225,000	225,071
WEC Energy Group, Inc.
7.433% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	480,000	403,708
		9,621,166
Entertainment 0.1%
Warnermedia Holdings, Inc.
4.279%, due 3/15/32	565,000	501,085
	Principal Amount	Value

Environmental Control 0.0% ‡
Stericycle, Inc.
3.875%, due 1/15/29 (a)	$ 120,000	$ 106,548
Food 0.2%
JBS USA LUX SA
5.75%, due 4/1/33 (a)	810,000	761,362
Smithfield Foods, Inc.
4.25%, due 2/1/27 (a)	500,000	460,772
		1,222,134
Gas 0.3%
National Fuel Gas Co.
2.95%, due 3/1/31	450,000	359,989
Piedmont Natural Gas Co., Inc.
5.05%, due 5/15/52	425,000	382,444
Southern California Gas Co.
Series VV
4.30%, due 1/15/49	325,000	270,583
Southern Co. Gas Capital Corp.
Series 21A
3.15%, due 9/30/51	830,000	560,067
		1,573,083
Healthcare-Products 0.1%
Abbott Laboratories
3.40%, due 11/30/23	535,000	530,253
Insurance 0.6%
Peachtree Corners Funding Trust
3.976%, due 2/15/25 (a)	425,000	409,122
Protective Life Corp.
8.45%, due 10/15/39	725,000	861,249
Reliance Standard Life Global Funding II
2.50%, due 10/30/24 (a)	950,000	899,748
Willis North America, Inc.
2.95%, due 9/15/29	795,000	683,866
3.875%, due 9/15/49	185,000	134,413
		2,988,398
Internet 0.0% ‡
Meta Platforms, Inc.
4.95%, due 5/15/33	200,000	199,845
Lodging 0.2%
Las Vegas Sands Corp.
3.20%, due 8/8/24	555,000	537,555

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Lodging (continued)
Sands China Ltd.
5.625%, due 8/8/25 (Macao) (e)	$ 460,000	$ 448,784
		986,339
Media 0.2%
CCO Holdings LLC
4.75%, due 3/1/30 (a)	280,000	239,424
DISH DBS Corp.
5.75%, due 12/1/28 (a)	495,000	368,173
Grupo Televisa SAB
5.25%, due 5/24/49 (Mexico)	355,000	318,811
		926,408
Mining 0.2%
Glencore Funding LLC
1.625%, due 9/1/25 (Australia) (a)	1,205,000	1,106,113
Miscellaneous—Manufacturing 0.1%
Textron Financial Corp.
7.056% (3 Month LIBOR + 1.735%), due 2/15/42 (a)(b)	1,045,000	768,483
Oil & Gas 0.0% ‡
Gazprom PJSC Via Gaz Capital SA
7.288%, due 8/16/37 (Russia) (a)(f)	325,000	260,000
Packaging & Containers 0.1%
Berry Global, Inc.
4.875%, due 7/15/26 (a)	84,000	80,745
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)	320,000	316,857
		397,602
Pharmaceuticals 0.2%
Becton Dickinson & Co.
4.669%, due 6/6/47	200,000	183,778
Teva Pharmaceutical Finance Netherlands III BV (Israel)
3.15%, due 10/1/26	360,000	322,577
4.75%, due 5/9/27	545,000	504,164
		1,010,519
Pipelines 1.2%
Cheniere Corpus Christi Holdings LLC
2.742%, due 12/31/39	670,000	528,079
DT Midstream, Inc.
4.30%, due 4/15/32 (a)	570,000	493,322
	Principal Amount	Value

Pipelines (continued)
Enbridge, Inc.
5.70%, due 3/8/33 (Canada)	$ 500,000	$ 506,866
Energy Transfer LP
5.35%, due 5/15/45	415,000	362,689
EnLink Midstream LLC
5.625%, due 1/15/28 (a)	260,000	251,598
Enterprise Products Operating LLC
3.95%, due 1/31/60	595,000	458,596
4.20%, due 1/31/50	160,000	133,724
Flex Intermediate Holdco LLC
3.363%, due 6/30/31 (a)	865,000	687,722
Hess Midstream Operations LP (a)
4.25%, due 2/15/30	135,000	117,787
5.50%, due 10/15/30	485,000	448,623
Holly Energy Partners LP
6.375%, due 4/15/27 (a)	145,000	143,234
MPLX LP
2.65%, due 8/15/30	730,000	610,756
Targa Resources Corp.
4.20%, due 2/1/33	335,000	296,521
Transcontinental Gas Pipe Line Co. LLC
4.60%, due 3/15/48	840,000	713,989
Western Midstream Operating LP
5.50%, due 2/1/50 (e)	350,000	286,674
		6,040,180
Real Estate Investment Trusts 0.8%
American Tower Corp.
3.375%, due 10/15/26	705,000	657,865
3.60%, due 1/15/28	375,000	345,259
Digital Realty Trust LP
3.70%, due 8/15/27	660,000	606,339
GLP Capital LP
3.35%, due 9/1/24	505,000	487,461
Invitation Homes Operating Partnership LP
2.00%, due 8/15/31	680,000	520,955
Iron Mountain, Inc.
5.25%, due 7/15/30 (a)	390,000	351,411
Starwood Property Trust, Inc. (a)
3.75%, due 12/31/24	710,000	665,625
4.375%, due 1/15/27	415,000	357,419
		3,992,334
Retail 0.2%
AutoNation, Inc.
4.75%, due 6/1/30	545,000	509,578
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
Nordstrom, Inc.
4.25%, due 8/1/31	$ 530,000	$ 413,135
		922,713
Software 0.1%
Fidelity National Information Services, Inc.
5.10%, due 7/15/32	280,000	271,675
Telecommunications 0.6%
Altice France SA
5.125%, due 7/15/29 (France) (a)	865,000	614,041
AT&T, Inc.
3.50%, due 9/15/53	795,000	562,793
3.65%, due 9/15/59	370,000	257,601
Sprint Spectrum Co. LLC
4.738%, due 3/20/25 (a)	675,937	667,116
T-Mobile USA, Inc.
2.625%, due 2/15/29	300,000	260,558
Verizon Communications, Inc.
6.421% (3 Month LIBOR + 1.10%), due 5/15/25 (b)	660,000	665,401
		3,027,510
Transportation 0.1%
Burlington Northern Santa Fe LLC
5.20%, due 4/15/54	390,000	397,765
Total Corporate Bonds (Cost $102,330,923)		90,026,005
Foreign Government Bonds 0.6%
Brazil 0.0% ‡
Brazil Government Bond
3.75%, due 9/12/31	175,000	150,927
Chile 0.2%
Empresa Nacional del Petroleo
3.45%, due 9/16/31 (a)	980,000	817,418
Colombia 0.1%
Colombia Government Bond
3.25%, due 4/22/32	725,000	535,818
4.50%, due 1/28/26 (g)	235,000	223,527
		759,345
	Principal Amount	Value

Mexico 0.3%
Comision Federal de Electricidad
3.875%, due 7/26/33 (a)	$ 1,170,000	$ 901,613
Mexico Government Bond
3.75%, due 4/19/71	800,000	532,645
		1,434,258
Total Foreign Government Bonds (Cost $4,068,223)		3,161,948
Loan Assignments 0.1%
Diversified/Conglomerate Service 0.1%
TruGreen LP (b)
First Lien Second Refinancing Term Loan
9.202% (1 Month SOFR + 4.00%), due 11/2/27	313,728	287,845
Second Lien Initial Term Loan
13.773% (3 Month LIBOR + 8.50%), due 11/2/28	250,000	142,500
		430,345
Total Loan Assignments (Cost $558,134)		430,345
Mortgage-Backed Securities 13.9%
Agency (Collateralized Mortgage Obligations) 7.2%
FHLMC
REMIC, Series 5021, Class SA
(zero coupon) (SOFR 30A + 3.55%), due 10/25/50 (b)(h)	1,278,046	33,439
REMIC, Series 5187, Class SA
(zero coupon) (SOFR 30A + 1.80%), due 1/25/52 (b)(h)	982,652	12,136
REMIC, Series 5200, Class SA
(zero coupon) (SOFR 30A + 3.50%), due 2/25/52 (b)(h)	189,213	4,644
REMIC, Series 5315, Class OQ
(zero coupon), due 1/25/55	420,264	331,827
REMIC, Series 4993, Class KS
0.90% (1 Month LIBOR + 6.05%), due 7/25/50 (b)(h)	1,571,400	205,039
REMIC, Series 4994, Class TS
0.95% (1 Month LIBOR + 6.10%), due 7/25/50 (b)(h)	873,549	101,465
REMIC, Series 4831, Class SA
1.007% (1 Month LIBOR + 6.20%), due 10/15/48 (b)(h)	713,322	82,344

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FHLMC (continued)
REMIC, Series 4988, Class BA
1.50%, due 6/25/50	$ 204,148	$ 154,897
REMIC, Series 5038, Class KA
1.50%, due 11/25/50	787,927	605,975
REMIC, Series 4120, Class ZA
3.00%, due 10/15/42	399,208	353,317
REMIC, Series 5204, Class KA
3.00%, due 5/25/49	974,443	875,794
REMIC, Series 5070, Class PI
3.00%, due 8/25/50 (h)	875,132	133,344
REMIC, Series 5011, Class MI
3.00%, due 9/25/50 (h)	857,474	133,960
REMIC, Series 5023, Class LI
3.00%, due 10/25/50 (h)	611,485	98,963
REMIC, Series 5094, Class IP
3.00%, due 4/25/51 (h)	659,566	100,584
REMIC, Series 5160
3.00%, due 10/25/51 (h)	702,031	82,676
REMIC, Series 4710, Class WZ
3.50%, due 8/15/47	496,586	447,179
REMIC, Series 4725, Class WZ
3.50%, due 11/15/47	883,787	794,912
REMIC, Series 5040
3.50%, due 11/25/50 (h)	509,645	80,502
REMIC, Series 5304, Class UB
4.00%, due 2/25/52	681,464	638,120
REMIC, Series 5268, Class B
4.50%, due 10/25/52	835,577	795,969
FHLMC, Strips
REMIC, Series 272
(zero coupon), due 8/15/42	558,972	423,645
REMIC, Series 311
(zero coupon), due 8/15/43	295,916	222,295
REMIC, Series 311, Class S1
0.757% (1 Month LIBOR + 5.95%), due 8/15/43 (b)(h)	824,157	81,946
REMIC, Series 389, Class C35
2.00%, due 6/15/52 (h)	1,369,763	167,631
FNMA
REMIC, Series 2022-5, Class SN
(zero coupon) (SOFR 30A + 1.80%), due 2/25/52 (b)(h)	559,228	6,059
REMIC, Series 2022-3, Class YS
(zero coupon) (SOFR 30A + 2.55%), due 2/25/52 (b)(h)	4,021,700	45,012
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
FNMA (continued)
REMIC, Series 2023-24, Class OQ
(zero coupon), due 7/25/54	$ 536,940	$ 426,800
REMIC, Series 2022-10, Class SA
0.683% (SOFR 30A + 5.75%), due 2/25/52 (b)(h)	883,975	107,342
REMIC, Series 2021-40, Class SI
0.80% (1 Month LIBOR + 5.95%), due 9/25/47 (b)(h)	1,022,849	93,724
REMIC, Series 2016-57, Class SN
0.90% (1 Month LIBOR + 6.05%), due 6/25/46 (b)(h)	847,045	85,960
REMIC, Series 2020-70, Class SD
1.10% (1 Month LIBOR + 6.25%), due 10/25/50 (b)(h)	1,122,297	140,934
REMIC, Series 2020-47, Class BD
1.50%, due 7/25/50	181,629	137,859
REMIC, Series 2021-3, Class TI
2.50%, due 2/25/51 (h)	933,695	147,527
REMIC, Series 2021-12, Class JI
2.50%, due 3/25/51 (h)	567,162	82,898
REMIC, Series 2021-10, Class LI
2.50%, due 3/25/51 (h)	387,830	55,423
REMIC, Series 2021-34, Class MI
2.50%, due 3/25/51 (h)	1,653,860	195,463
REMIC, Series 2021-54, Class HI
2.50%, due 6/25/51 (h)	265,260	31,791
REMIC, Series 2013-77, Class CY
3.00%, due 7/25/43	512,827	445,257
REMIC, Series 2021-53, Class GI
3.00%, due 7/25/48 (h)	2,135,523	320,007
REMIC, Series 2019-13, Class PE
3.00%, due 3/25/49	291,785	261,425
REMIC, Series 2021-85, Class BI
3.00%, due 12/25/51 (h)	1,517,669	245,047
REMIC, Series 2021-12, Class GC
3.50%, due 7/25/50	659,751	588,873
REMIC, Series 2021-8, Class ID
3.50%, due 3/25/51 (h)	1,012,726	196,685
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	594,168	546,145
FNMA, Strips (h)
REMIC, Series 426, Class C32
1.50%, due 2/25/52	2,348,309	220,213
REMIC, Series 427, Class C77
2.50%, due 9/25/51	1,595,886	234,061
REMIC, Series 429, Class C5
3.00%, due 10/25/52	2,202,686	376,958
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
GNMA
REMIC, Series 2019-136, Class YS
(zero coupon) (1 Month LIBOR + 2.83%), due 11/20/49 (b)(h)	$ 447,221	$ 6,011
REMIC, Series 2020-1, Class YS
(zero coupon) (1 Month LIBOR + 2.83%), due 1/20/50 (b)(h)	1,464,278	20,511
REMIC, Series 2021-77, Class SN
(zero coupon) (1 Month LIBOR + 2.60%), due 5/20/51 (b)(h)	3,066,136	42,131
REMIC, Series 2021-97, Class SA
(zero coupon) (SOFR 30A + 2.60%), due 6/20/51 (b)(h)	2,769,937	36,406
REMIC, Series 2021-136, Class SB
(zero coupon) (SOFR 30A + 3.20%), due 8/20/51 (b)(h)	7,753,816	123,521
REMIC, Series 2021-158, Class SB
(zero coupon) (SOFR 30A + 3.70%), due 9/20/51 (b)(h)	1,541,274	47,981
REMIC, Series 2021-205, Class DS
(zero coupon) (SOFR 30A + 3.20%), due 11/20/51 (b)(h)	3,242,445	46,124
REMIC, Series 2022-19, Class SG
(zero coupon) (SOFR 30A + 2.45%), due 1/20/52 (b)(h)	2,552,988	24,089
REMIC, Series 2022-24, Class SC
(zero coupon) (SOFR 30A + 2.37%), due 2/20/52 (b)(h)	12,899,565	102,719
REMIC, Series 2023-56
(zero coupon), due 7/20/52	775,580	688,874
REMIC, Series 2023-66, Class OQ
(zero coupon), due 7/20/52	731,366	552,760
REMIC, Series 2023-53
(zero coupon), due 4/20/53	333,887	267,485
REMIC, Series 2019-115, Class SA
0.893% (1 Month LIBOR + 6.05%), due 9/20/49 (b)(h)	1,182,661	123,764
REMIC, Series 2020-34, Class SC
0.893% (1 Month LIBOR + 6.05%), due 3/20/50 (b)(h)	1,123,864	119,787
REMIC, Series 2020-97, Class HB
1.00%, due 7/20/50	331,028	249,007
REMIC, Series 2020-146, Class YK
1.00%, due 10/20/50	635,954	482,421
REMIC, Series 2020-166, Class CA
1.00%, due 11/20/50	706,999	524,440
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2023-60, Class ES
1.067% (SOFR 30A + 11.20%), due 4/20/53 (b)	$ 784,671	$ 716,799
REMIC, Series 2020-146, Class SA
1.143% (1 Month LIBOR + 6.30%), due 10/20/50 (b)(h)	1,054,642	129,538
REMIC, Series 2021-179, Class SA
1.143% (1 Month LIBOR + 6.30%), due 11/20/50 (b)(h)	1,512,528	180,277
REMIC, Series 2020-167, Class SN
1.143% (1 Month LIBOR + 6.30%), due 11/20/50 (b)(h)	504,436	59,351
REMIC, Series 2020-189, Class SU
1.143% (1 Month LIBOR + 6.30%), due 12/20/50 (b)(h)	669,792	85,562
REMIC, Series 2021-46, Class QS
1.143% (1 Month LIBOR + 6.30%), due 3/20/51 (b)(h)	615,677	73,724
REMIC, Series 2021-57, Class SA
1.143% (1 Month LIBOR + 6.30%), due 3/20/51 (b)(h)	1,174,236	139,264
REMIC, Series 2021-57, Class SD
1.143% (1 Month LIBOR + 6.30%), due 3/20/51 (b)(h)	1,496,154	176,321
REMIC, Series 2021-46, Class TS
1.143% (1 Month LIBOR + 6.30%), due 3/20/51 (b)(h)	750,615	90,718
REMIC, Series 2021-96, Class SN
1.143% (1 Month LIBOR + 6.30%), due 6/20/51 (b)(h)	1,305,668	148,120
REMIC, Series 2021-122, Class HS
1.143% (1 Month LIBOR + 6.30%), due 7/20/51 (b)(h)	1,221,774	155,688
REMIC, Series 2022-137, Class S
1.143% (1 Month LIBOR + 6.30%), due 7/20/51 (b)(h)	1,382,216	161,330
REMIC, Series 2021-135, Class GS
1.143% (1 Month LIBOR + 6.30%), due 8/20/51 (b)(h)	2,059,103	247,914
REMIC, Series 2020-175, Class CS
1.154% (1 Month LIBOR + 6.30%), due 11/20/50 (b)(h)	1,135,160	140,104
REMIC, Series 2021-96, Class JS
1.193% (1 Month LIBOR + 6.35%), due 6/20/51 (b)(h)	1,081,418	108,017
REMIC, Series 2020-165, Class UD
1.50%, due 11/20/50	273,031	218,922

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2023-86, Class SE
1.583% (SOFR 30A + 6.65%), due 9/20/50 (b)(h)	$ 930,000	$ 127,437
REMIC, Series 2021-41, Class FS
2.00% (SOFR 30A + 0.20%), due 10/20/50 (b)(h)	1,680,588	158,983
REMIC, Series 2020-166, Class IC
2.00%, due 11/20/50 (h)	344,341	34,949
REMIC, Series 2020-188
2.00%, due 12/20/50 (h)	1,609,580	164,434
REMIC, Series 2020-185, Class BI
2.00%, due 12/20/50 (h)	751,363	83,621
REMIC, Series 2021-30, Class HI
2.00%, due 2/20/51 (h)	2,261,109	234,995
REMIC, Series 2022-10, Class IC
2.00%, due 11/20/51 (h)	1,084,134	128,477
REMIC, Series 2023-66, Class MP
2.167% (SOFR 30A + 12.30%), due 5/20/53 (b)	750,803	699,526
REMIC, Series 2021-97, Class IN
2.50%, due 8/20/49 (h)	2,272,014	231,736
REMIC, Series 2019-159, Class P
2.50%, due 9/20/49	577,679	500,733
REMIC, Series 2022-1, Class IA
2.50%, due 6/20/50 (h)	260,797	34,364
REMIC, Series 2020-122, Class IW
2.50%, due 7/20/50 (h)	961,516	123,648
REMIC, Series 2020-151, Class TI
2.50%, due 10/20/50 (h)	896,167	116,514
REMIC, Series 2020-173, Class EI
2.50%, due 11/20/50 (h)	997,002	134,562
REMIC, Series 2020-188, Class DI
2.50%, due 12/20/50 (h)	2,202,323	299,373
REMIC, Series 2021-1, Class PI
2.50%, due 12/20/50 (h)	631,542	80,138
REMIC, Series 2021-83, Class FM
2.50% (SOFR 30A + 0.51%), due 5/20/51 (b)	1,493,235	1,211,656
REMIC, Series 2021-188
2.50%, due 10/20/51 (h)	1,705,763	254,619
REMIC, Series 2022-83
2.50%, due 11/20/51 (h)	1,421,943	185,431
REMIC, Series 2021-1, Class IT
3.00%, due 1/20/51 (h)	1,441,817	212,694
REMIC, Series 2021-44, Class IQ
3.00%, due 3/20/51 (h)	1,457,576	215,059
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2021-74, Class HI
3.00%, due 4/20/51 (h)	$ 184,522	$ 26,367
REMIC, Series 2021-97, Class FA
3.00% (SOFR 30A + 0.40%), due 6/20/51 (b)	406,467	342,553
REMIC, Series 2021-98, Class IN
3.00%, due 6/20/51 (h)	649,429	111,358
REMIC, Series 2021-98, Class KI
3.00%, due 6/20/51 (h)	1,684,389	264,480
REMIC, Series 2022-189, Class AT
3.00%, due 7/20/51	556,212	483,315
REMIC, Series 2022-207
3.00%, due 8/20/51 (h)	903,582	135,257
REMIC, Series 2021-139, Class IA
3.00%, due 8/20/51 (h)	2,148,547	331,145
REMIC, Series 2021-158, Class NI
3.00%, due 9/20/51 (h)	1,733,021	256,170
REMIC, Series 2021-177, Class IM
3.00%, due 10/20/51 (h)	1,442,813	192,627
REMIC, Series 2023-19, Class CI
3.00%, due 11/20/51 (h)	1,374,828	194,246
REMIC, Series 2022-207, Class NA
3.00%, due 1/20/52	2,264,162	1,973,032
REMIC, Series 2022-206, Class CN
3.00%, due 2/20/52	1,622,767	1,416,944
REMIC, Series 2019-92, Class GF
3.50% (1 Month LIBOR + 0.69%), due 7/20/49 (b)	356,260	316,652
REMIC, Series 2019-97, Class FG
3.50% (1 Month LIBOR + 0.69%), due 8/20/49 (b)	735,648	653,973
REMIC, Series 2019-110, Class FG
3.50% (1 Month LIBOR + 0.65%), due 9/20/49 (b)	257,408	225,928
REMIC, Series 2019-128, Class KF
3.50% (1 Month LIBOR + 0.65%), due 10/20/49 (b)	384,718	342,008
REMIC, Series 2019-128, Class YF
3.50% (1 Month LIBOR + 0.65%), due 10/20/49 (b)	502,786	446,815
REMIC, Series 2023-63, Class MA
3.50%, due 5/20/50	1,012,882	922,266
REMIC, Series 2021-125, Class AF
3.50% (SOFR 30A + 0.25%), due 7/20/51 (b)	772,863	686,310
REMIC, Series 2021-146, Class IN
3.50%, due 8/20/51 (h)	1,167,801	180,523
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2023-1, Class HD
3.50%, due 1/20/52	$ 1,210,104	$ 1,089,053
REMIC, Series 2022-206, Class WN
4.00%, due 10/20/49	539,302	506,592
REMIC, Series 2023-38, Class WT
6.782%, due 12/20/51 (i)	317,108	341,628
REMIC, Series 2023-59, Class YC
6.922%, due 9/20/51 (i)	707,480	778,452
REMIC, Series 2023-55, Class CG
7.463%, due 7/20/51 (i)	789,633	875,996
REMIC, Series 2023-55, Class LB
7.972%, due 11/20/51 (i)	893,698	1,043,751
		37,614,136
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.1%
Bayview Commercial Asset Trust
Series 2006-4A, Class A1
5.495% (1 Month LIBOR + 0.345%), due 12/25/36 (a)(b)	23,582	21,812
Benchmark Mortgage Trust
Series 2020-B19, Class A2
1.691%, due 9/15/53	935,000	833,099
BX Commercial Mortgage Trust (a)
Series 2020-VIV2, Class C
3.66%, due 3/9/44 (j)	965,000	787,262
Series 2020-VIV3, Class B
3.662%, due 3/9/44 (j)	450,059	377,766
Series 2020-VIVA, Class D
3.667%, due 3/11/44 (j)	550,000	438,096
Series 2021-VOLT, Class C
6.293% (1 Month LIBOR + 1.10%), due 9/15/36 (b)	1,075,000	1,021,049
BX Trust (a)
Series 2019-OC11, Class C
3.856%, due 12/9/41	205,000	173,746
Series 2019-OC11, Class D
4.075%, due 12/9/41 (j)	450,000	373,821
Series 2021-MFM1, Class C
6.461% (1 Month SOFR + 1.314%), due 1/15/34 (b)	361,698	352,157
Series 2021-ARIA, Class E
7.437% (1 Month LIBOR + 2.245%), due 10/15/36 (b)	1,300,000	1,224,985
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BXHPP Trust (a)(b)
Series 2021-FILM, Class A
5.843% (1 Month LIBOR + 0.65%), due 8/15/36	$ 255,000	$ 239,894
Series 2021-FILM, Class B
6.093% (1 Month LIBOR + 0.90%), due 8/15/36	535,000	489,821
Extended Stay America Trust (a)(b)
Series 2021-ESH, Class C
6.894% (1 Month LIBOR + 1.70%), due 7/15/38	939,644	914,290
Series 2021-ESH, Class D
7.444% (1 Month LIBOR + 2.25%), due 7/15/38	607,155	590,011
FREMF Mortgage Trust (a)(j)
REMIC, Series 2019-K99, Class B
3.765%, due 10/25/52	120,000	107,349
REMIC, Series 2019-K98, Class C
3.863%, due 10/25/52	335,000	297,572
REMIC, Series 2017-K63, Class C
4.011%, due 2/25/50	842,000	781,388
REMIC, Series 2019-K94, Class B
4.101%, due 7/25/52	830,000	757,832
REMIC, Series 2018-K78, Class B
4.267%, due 6/25/51	115,000	107,135
REMIC, Series 2018-K81, Class B
4.315%, due 9/25/51	110,000	102,747
REMIC, Series 2018-K76, Class B
4.351%, due 6/25/51	145,000	135,641
REMIC, Series 2018-K79, Class B
4.351%, due 7/25/51	130,000	121,556
REMIC, Series 2018-K86, Class C
4.437%, due 11/25/51	425,000	392,253
Hudson Yards Mortgage Trust
Series 2019-30HY, Class A
3.228%, due 7/10/39 (a)	715,000	613,790
Manhattan West Mortgage Trust
Series 2020-1MW, Class A
2.13%, due 9/10/39 (a)	1,225,000	1,045,032
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2016-C28, Class A4
3.544%, due 1/15/49	200,000	186,483
Morgan Stanley Capital I Trust
Series 2015-UBS8, Class A4
3.809%, due 12/15/48	380,000	356,787

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP Income Builder Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Multifamily Connecticut Avenue Securities Trust (a)(b)
Series 2019-01, Class M10
8.40% (1 Month LIBOR + 3.25%), due 10/25/49	$ 1,138,406	$ 1,098,561
Series 2020-01, Class M10
8.90% (1 Month LIBOR + 3.75%), due 3/25/50	580,000	555,524
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	1,140,000	925,537
SLG Office Trust (a)
Series 2021-OVA, Class A
2.585%, due 7/15/41	225,000	180,325
Series 2021-OVA, Class F
2.851%, due 7/15/41	355,000	241,867
Wells Fargo Commercial Mortgage Trust
Series 2018-AUS, Class A
4.194%, due 8/17/36 (a)(j)	705,000	635,356
		16,480,544
Whole Loan (Collateralized Mortgage Obligations) 3.6%
CIM Trust
Series 2021-J2, Class AIOS
0.21%, due 4/25/51 (a)(h)(i)	18,536,815	179,944
Connecticut Avenue Securities Trust (a)(b)
Series 2022-R01, Class 1M2
6.967% (SOFR 30A + 1.90%), due 12/25/41	235,000	228,979
Series 2021-R01, Class 1B1
8.167% (SOFR 30A + 3.10%), due 10/25/41	970,000	956,997
FHLMC STACR REMIC Trust (a)(b)
Series 2022-DNA1, Class M1B
6.917% (SOFR 30A + 1.85%), due 1/25/42	1,240,000	1,200,068
Series 2020-DNA6, Class M2
7.067% (SOFR 30A + 2.00%), due 12/25/50	1,028,734	1,031,618
Series 2021-HQA3, Class M2
7.167% (SOFR 30A + 2.10%), due 9/25/41	715,000	679,250
Series 2021-HQA1, Class M2
7.317% (SOFR 30A + 2.25%), due 8/25/33	1,106,034	1,089,498
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR REMIC Trust (a)(b) (continued)
Series 2022-DNA1, Class M2
7.567% (SOFR 30A + 2.50%), due 1/25/42	$ 620,000	$ 599,891
Series 2022-DNA3, Class M1B
7.967% (SOFR 30A + 2.90%), due 4/25/42	996,000	994,446
Series 2021-HQA1, Class B1
8.067% (SOFR 30A + 3.00%), due 8/25/33	1,295,000	1,217,300
Series 2021-DNA5, Class B1
8.117% (SOFR 30A + 3.05%), due 1/25/34	1,730,000	1,699,826
Series 2021-HQA2, Class B1
8.217% (SOFR 30A + 3.15%), due 12/25/33	600,000	567,000
Series 2021-HQA3, Class B1
8.417% (SOFR 30A + 3.35%), due 9/25/41	1,220,000	1,171,233
Series 2021-DNA6, Class B1
8.467% (SOFR 30A + 3.40%), due 10/25/41	405,000	403,482
Series 2022-DNA2, Class M2
8.817% (SOFR 30A + 3.75%), due 2/25/42	1,050,000	1,056,557
FHLMC STACR Trust (a)(b)
Series 2019-DNA3, Class B1
8.40% (1 Month LIBOR + 3.25%), due 7/25/49	330,000	339,177
Series 2019-DNA2, Class B1
9.50% (1 Month LIBOR + 4.35%), due 3/25/49	765,000	814,042
Series 2019-DNA1, Class B1
9.80% (1 Month LIBOR + 4.65%), due 1/25/49	520,000	561,600
Flagstar Mortgage Trust
Series 2021-6INV, Class A18
2.50%, due 8/25/51 (a)(i)	418,041	323,018
FNMA (b)
Series 2018-C03, Class 1B1
8.90% (1 Month LIBOR + 3.75%), due 10/25/30	680,000	721,369
Series 2018-C04, Class 2B1
9.65% (1 Month LIBOR + 4.50%), due 12/25/30	605,000	656,613
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
J.P. Morgan Mortgage Trust
Series 2021-LTV2, Class A1
2.519%, due 5/25/52 (a)(i)	$ 324,924	$ 261,244
New Residential Mortgage Loan Trust (a)
Series 2019-5A, Class B7
4.339%, due 8/25/59 (j)	1,200,473	710,822
Series 2019-2A, Class B6
4.849%, due 12/25/57 (i)	461,981	294,722
NewRez Warehouse Securitization Trust
Series 2021-1, Class A
5.90% (1 Month LIBOR + 0.75%), due 5/25/55 (a)(b)	290,333	288,025
Sequoia Mortgage Trust
Series 2021-4, Class A1
0.166%, due 6/25/51 (a)(h)(j)	15,303,468	126,705
STACR Trust
Series 2018-HRP2, Class B1
9.35% (1 Month LIBOR + 4.20%), due 2/25/47 (a)(b)	800,000	855,211
		19,028,637
Total Mortgage-Backed Securities (Cost $76,253,650)		73,123,317
Municipal Bond 0.1%
California 0.1%
Regents of the University of California Medical Center, Pooled, Revenue Bonds
Series N
3.006%, due 5/15/50	1,065,000	751,026
Total Municipal Bond (Cost $1,065,000)		751,026
U.S. Government & Federal Agencies 6.3%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.7%
FHLMC Gold Pools, 30 Year
3.50%, due 1/1/48	535,168	494,469
UMBS Pool, 30 Year
3.50%, due 7/1/50	448,583	413,120
4.50%, due 10/1/52	797,729	767,062
4.50%, due 5/1/53	1,387,848	1,334,438
6.50%, due 7/1/53	665,000	679,032
		3,688,121
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) 3.2%
FNMA, Other
6.00%, due 4/1/37	$ 4,343	$ 4,397
UMBS, 30 Year
3.00%, due 6/1/51	336,749	297,217
3.00%, due 11/1/51	714,276	629,709
3.00%, due 2/1/52	448,249	394,630
3.00%, due 3/1/52	606,588	534,027
3.50%, due 7/1/52	110,526	100,797
4.00%, due 8/1/48	655,299	624,185
4.00%, due 2/1/49	102,764	97,976
4.00%, due 6/1/52	782,937	735,164
4.00%, due 6/1/52	1,207,396	1,133,784
4.00%, due 6/1/52	568,971	534,282
4.00%, due 7/1/52	1,351,381	1,268,922
5.00%, due 9/1/52	493,091	483,462
5.00%, due 11/1/52	3,494,551	3,424,544
5.00%, due 3/1/53	3,657,416	3,584,143
5.00%, due 3/1/53	238,743	234,175
5.50%, due 11/1/52	342,162	341,616
5.50%, due 2/1/53	1,464,199	1,457,204
5.50%, due 6/1/53	290,000	288,721
6.00%, due 3/1/53	581,293	586,384
		16,755,339
United States Treasury Bonds 2.3%
U.S. Treasury Bonds
3.625%, due 5/15/53	785,000	754,459
3.875%, due 5/15/43 (g)	11,300,000	11,026,328
		11,780,787
United States Treasury Notes 0.1%
U.S. Treasury Notes
3.375%, due 5/15/33	140,000	135,013
3.50%, due 4/30/28	35,000	34,010
3.75%, due 4/15/26	380,000	371,925
3.875%, due 4/30/25	160,000	156,887
		697,835
Total U.S. Government & Federal Agencies (Cost $33,577,324)		32,922,082
Total Long-Term Bonds (Cost $241,972,879)		221,863,986

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP Income Builder Portfolio

	Shares	Value
Common Stocks 54.6%
Aerospace & Defense 1.6%
BAE Systems plc (United Kingdom)	173,976	$ 2,048,202
General Dynamics Corp.	7,468	1,606,740
Lockheed Martin Corp.	3,843	1,769,240
Raytheon Technologies Corp.	27,633	2,706,929
		8,131,111
Air Freight & Logistics 1.3%
Deutsche Post AG (Registered) (Germany)	68,127	3,325,236
Hyundai Glovis Co. Ltd. (Republic of Korea)	11,034	1,655,540
United Parcel Service, Inc., Class B	10,639	1,907,041
		6,887,817
Automobile Components 0.6%
Bridgestone Corp. (Japan) (g)	37,700	1,539,405
Cie Generale des Etablissements Michelin SCA (France)	48,622	1,435,704
		2,975,109
Automobiles 0.4%
Toyota Motor Corp. (Japan)	116,000	1,855,823
Banks 3.5%
Bank of America Corp.	97,762	2,804,792
BAWAG Group AG (Austria) (a)	33,588	1,547,415
Columbia Banking System, Inc.	90,278	1,830,838
JPMorgan Chase & Co.	27,793	4,042,214
PNC Financial Services Group, Inc. (The)	12,632	1,591,000
Regions Financial Corp.	93,932	1,673,868
Royal Bank of Canada (Canada)	17,211	1,643,733
Truist Financial Corp.	50,508	1,532,918
U.S. Bancorp	54,071	1,786,506
		18,453,284
Beverages 1.8%
Coca-Cola Co. (The)	37,530	2,260,057
Coca-Cola Europacific Partners plc (United Kingdom)	84,357	5,435,122
PepsiCo, Inc.	10,267	1,901,654
		9,596,833
Biotechnology 0.6%
AbbVie, Inc.	21,535	2,901,411
Capital Markets 0.6%
Lazard Ltd., Class A	49,082	1,570,624
	Shares	Value

Capital Markets (continued)
Schroders plc (United Kingdom)	257,964	$ 1,432,657
		3,003,281
Chemicals 2.4%
Air Products and Chemicals, Inc.	6,939	2,078,439
Dow, Inc.	28,782	1,532,929
International Flavors & Fragrances, Inc.	19,667	1,565,297
Linde plc	9,068	3,455,633
LyondellBasell Industries NV, Class A	21,017	1,929,991
Nutrien Ltd. (Canada)	34,219	2,020,632
		12,582,921
Commercial Services & Supplies 0.0% ‡
Quad/Graphics, Inc. (k)	6	23
Communications Equipment 1.0%
Cisco Systems, Inc.	102,864	5,322,183
Construction & Engineering 0.3%
Vinci SA (France)	15,838	1,838,504
Consumer Staples Distribution & Retail 0.8%
Walmart, Inc.	27,294	4,290,071
Diversified REITs 0.3%
WP Carey, Inc.	22,791	1,539,760
Diversified Telecommunication Services 2.2%
AT&T, Inc.	93,146	1,485,679
Deutsche Telekom AG (Registered) (Germany)	223,858	4,879,614
Orange SA (France)	162,595	1,898,788
TELUS Corp. (Canada)	77,586	1,509,845
Verizon Communications, Inc.	43,436	1,615,385
		11,389,311
Electric Utilities 2.8%
American Electric Power Co., Inc.	37,150	3,128,030
Duke Energy Corp.	17,448	1,565,784
Entergy Corp.	17,441	1,698,230
Evergy, Inc.	36,725	2,145,474
Fortis, Inc. (Canada)	33,682	1,451,523
NextEra Energy, Inc.	38,188	2,833,550
Pinnacle West Capital Corp.	19,595	1,596,209
		14,418,800
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Electrical Equipment 1.1%
Eaton Corp. plc	13,867	$ 2,788,654
Emerson Electric Co.	30,410	2,748,760
		5,537,414
Food Products 0.7%
Nestle SA (Registered)	18,208	2,188,907
Orkla ASA (Norway)	243,403	1,748,376
		3,937,283
Gas Utilities 0.4%
Snam SpA (Italy)	386,777	2,020,358
Health Care Equipment & Supplies 0.6%
Medtronic plc	38,068	3,353,791
Health Care Providers & Services 1.0%
CVS Health Corp.	23,151	1,600,429
UnitedHealth Group, Inc.	8,079	3,883,090
		5,483,519
Health Care REITs 0.3%
Welltower, Inc.	20,441	1,653,473
Hotels, Restaurants & Leisure 1.9%
McDonald's Corp.	5,428	1,619,770
Restaurant Brands International, Inc. (Canada)	68,945	5,344,616
Vail Resorts, Inc.	12,117	3,050,576
		10,014,962
Household Durables 0.3%
Leggett & Platt, Inc.	46,455	1,375,997
Industrial Conglomerates 0.8%
Honeywell International, Inc.	7,534	1,563,305
Siemens AG (Registered) (Germany)	17,378	2,892,597
		4,455,902
Insurance 2.5%
Allianz SE (Registered) (Germany)	7,236	1,683,411
AXA SA (France)	78,723	2,321,516
Manulife Financial Corp. (Canada)	150,662	2,847,765
MetLife, Inc.	46,997	2,656,740
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	5,779	2,166,757
	Shares	Value

Insurance (continued)
Travelers Cos., Inc. (The)	8,511	$ 1,478,020
		13,154,209
IT Services 1.0%
International Business Machines Corp.	39,346	5,264,888
Leisure Products 0.5%
Hasbro, Inc.	39,169	2,536,976
Machinery 0.5%
Cummins, Inc.	11,396	2,793,843
Media 0.9%
Comcast Corp., Class A	61,464	2,553,829
Omnicom Group, Inc.	20,876	1,986,352
		4,540,181
Multi-Utilities 0.5%
NiSource, Inc.	54,503	1,490,657
WEC Energy Group, Inc.	15,747	1,389,515
		2,880,172
Oil, Gas & Consumable Fuels 2.3%
Chevron Corp.	9,880	1,554,618
Enbridge, Inc. (Canada)	42,708	1,587,426
Enterprise Products Partners LP	98,614	2,598,479
MPLX LP	53,817	1,826,549
TotalEnergies SE (France)	76,454	4,384,068
		11,951,140
Personal Care Products 0.3%
Unilever plc (United Kingdom)	31,299	1,628,745
Pharmaceuticals 6.0%
Astellas Pharma, Inc. (Japan)	121,700	1,812,490
AstraZeneca plc, Sponsored ADR (United Kingdom)	63,246	4,526,516
Bayer AG (Registered) (Germany)	28,324	1,566,065
Bristol-Myers Squibb Co.	24,696	1,579,309
Eli Lilly & Co.	7,305	3,425,899
GSK plc	86,455	1,524,873
Johnson & Johnson	13,189	2,183,043
Merck & Co., Inc.	22,378	2,582,198
Novartis AG (Registered) (Switzerland)	44,584	4,483,057
Pfizer, Inc.	39,381	1,444,495
Roche Holding AG	5,627	1,719,440

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP Income Builder Portfolio

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Sanofi	41,293	$ 4,424,786
		31,272,171
Professional Services 0.3%
Paychex, Inc.	15,117	1,691,139
Retail REITs 0.3%
Realty Income Corp.	30,437	1,819,828
Semiconductors & Semiconductor Equipment 4.8%
Analog Devices, Inc.	35,047	6,827,506
Broadcom, Inc.	7,960	6,904,743
KLA Corp.	9,459	4,587,804
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Taiwan)	34,656	3,497,484
Texas Instruments, Inc.	18,110	3,260,162
		25,077,699
Software 1.3%
Microsoft Corp.	19,572	6,665,049
Specialized REITs 1.0%
Iron Mountain, Inc.	61,590	3,499,544
VICI Properties, Inc.	51,673	1,624,082
		5,123,626
Specialty Retail 0.4%
Home Depot, Inc. (The)	6,974	2,166,403
Technology Hardware, Storage & Peripherals 2.3%
Apple, Inc.	29,952	5,809,790
Dell Technologies, Inc., Class C	40,393	2,185,665
NetApp, Inc.	25,216	1,926,502
Samsung Electronics Co. Ltd., GDR (Republic of Korea)	1,485	2,058,210
		11,980,167
Tobacco 1.5%
British American Tobacco plc (United Kingdom)	74,922	2,481,536
Imperial Brands plc (United Kingdom)	71,991	1,589,486
Philip Morris International, Inc.	39,563	3,862,140
		7,933,162
Trading Companies & Distributors 0.6%
MSC Industrial Direct Co., Inc., Class A	31,508	3,002,082
	Shares	Value

Wireless Telecommunication Services 0.3%
SK Telecom Co. Ltd. (Republic of Korea)	39,965	$ 1,413,402
Total Common Stocks (Cost $261,939,547)		285,913,823
Short-Term Investments 1.8%
Affiliated Investment Company 1.5%
MainStay U.S. Government Liquidity Fund, 5.06% (l)	8,029,460	8,029,460
Unaffiliated Investment Company 0.3%
Invesco Government & Agency Portfolio, 5.158% (l)(m)	1,378,870	1,378,870
Total Short-Term Investments (Cost $9,408,330)		9,408,330
Total Investments (Cost $513,320,756)	98.7%	517,186,139
Other Assets, Less Liabilities	1.3	6,729,236
Net Assets	100.0%	$ 523,915,375

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2023.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2023.
(d)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Step coupon—Rate shown was the rate in effect as of June 30, 2023.
(f)	Illiquid security—As of June 30, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $260,000, which represented less than one-tenth of a percent of the Portfolio’s net assets.
(g)	All or a portion of this security was held on loan. As of June 30, 2023, the aggregate market value of securities on loan was $2,823,688; the total market value of collateral held by the Portfolio was $2,968,121. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $1,589,251. The Portfolio received cash collateral with a value of $1,378,870. (See Note 2(L))
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
(h)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(i)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2023.
(j)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2023.
(k)	Non-income producing security.
(l)	Current yield as of June 30, 2023.
(m)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 6,070	$ 80,665	$ (78,706)	$ —	$ —	$ 8,029	$ 134	$ —	8,029
Foreign Currency Forward Contracts
As of June 30, 2023, the Portfolio held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	133,000	USD	166,349	JPMorgan Chase Bank N.A.	8/2/23	$ 2,599
USD	2,964,979	EUR	2,684,147	JPMorgan Chase Bank N.A.	8/2/23	31,627
Total Unrealized Appreciation						34,226
AUD	9,875,000	USD	6,615,914	JPMorgan Chase Bank N.A.	8/2/23	(31,749)
JPY	1,106,651,000	USD	8,220,249	JPMorgan Chase Bank N.A.	8/2/23	(515,254)
JPY	1,545,033,000	USD	11,577,600	JPMorgan Chase Bank N.A.	8/2/23	(820,396)
JPY	716,867,000	USD	5,231,879	JPMorgan Chase Bank N.A.	8/2/23	(240,733)
Total Unrealized Depreciation						(1,608,132)
Net Unrealized Depreciation						$ (1,573,906)

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP Income Builder Portfolio

Futures Contracts
As of June 30, 2023, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
E-Mini Energy Select Sector Index	161	September 2023	$ 13,760,861	$ 13,799,310	$ 38,449
E-Mini Health Care Select Sector Index	47	September 2023	6,244,514	6,364,270	119,756
E-Mini Materials Select Sector Index	90	September 2023	7,590,780	7,979,400	388,620
S&P 500 E-Mini Index	89	September 2023	19,432,910	19,972,712	539,802
U.S. Treasury 2 Year Notes	25	September 2023	5,124,696	5,083,594	(41,102)
U.S. Treasury 10 Year Notes	204	September 2023	23,199,579	22,902,187	(297,392)
U.S. Treasury 10 Year Ultra Bonds	122	September 2023	14,573,523	14,449,375	(124,148)
U.S. Treasury Long Bonds	29	September 2023	3,683,125	3,680,281	(2,844)
U.S. Treasury Ultra Bonds	72	September 2023	9,779,185	9,807,750	28,565
Yen Denominated Nikkei 225 Index	364	September 2023	40,193,789	42,171,732	1,977,943
Total Long Contracts					2,627,649
Short Contracts
E-Mini Utilities Select Sector Index	(122)	September 2023	(8,196,477)	(8,127,640)	68,837
Euro STOXX 50 Index	(333)	September 2023	(15,794,532)	(16,086,372)	(291,840)
FTSE 100 Index	(19)	September 2023	(1,832,071)	(1,819,764)	12,307
S&P E-Mini Commercial Service Equity Index	(76)	September 2023	(6,362,948)	(6,538,850)	(175,902)
U.S. Treasury 5 Year Notes	(20)	September 2023	(2,149,550)	(2,141,875)	7,675
Total Short Contracts					(378,923)
Net Unrealized Appreciation					$ 2,248,726

1.	As of June 30, 2023, cash in the amount of $7,401,005 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2023.
Abbreviation(s):
ADR—American Depositary Receipt
AUD—Australia Dollar
EUR—Euro
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FREMF—Freddie Mac Multifamily
FTSE—Financial Times Stock Exchange
GBP—British Pound Sterling
GDR—Global Depositary Receipt
GNMA—Government National Mortgage Association
JPY—Japanese Yen
LIBOR—London Interbank Offered Rate
REIT—Real Estate Investment Trust
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
UMBS—Uniform Mortgage Backed Securities
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 21,449,263	$ —	$ 21,449,263
Corporate Bonds	—	90,026,005	—	90,026,005
Foreign Government Bonds	—	3,161,948	—	3,161,948
Loan Assignments	—	430,345	—	430,345
Mortgage-Backed Securities	—	73,123,317	—	73,123,317
Municipal Bond	—	751,026	—	751,026
U.S. Government & Federal Agencies	—	32,922,082	—	32,922,082
Total Long-Term Bonds	—	221,863,986	—	221,863,986
Common Stocks	285,913,823	—	—	285,913,823
Short-Term Investments
Affiliated Investment Company	8,029,460	—	—	8,029,460
Unaffiliated Investment Company	1,378,870	—	—	1,378,870
Total Short-Term Investments	9,408,330	—	—	9,408,330
Total Investments in Securities	295,322,153	221,863,986	—	517,186,139
Other Financial Instruments (b)
Foreign Currency Forward Contracts	—	34,226	—	34,226
Futures Contracts	3,181,954	—	—	3,181,954
Total Other Financial Instruments	3,181,954	34,226	—	3,216,180
Total Investments in Securities and Other Financial Instruments	$ 298,504,107	$ 221,898,212	$ —	$ 520,402,319
Liability Valuation Inputs
Other Financial Instruments (b)
Foreign Currency Forward Contracts	$ —	$ (1,608,132)	$ —	$ (1,608,132)
Futures Contracts	(933,228)	—	—	(933,228)
Total Other Financial Instruments	$ (933,228)	$ (1,608,132)	$ —	$ (2,541,360)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP Income Builder Portfolio

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $505,291,296) including securities on loan of $2,823,688	$509,156,679
Investment in affiliated investment companies, at value (identified cost $8,029,460)	8,029,460
Cash	293
Cash denominated in foreign currencies (identified cost $425,283)	425,441
Cash collateral on deposit at broker for futures contracts	7,401,005
Receivables:
Investment securities sold	2,826,145
Dividends and interest	2,520,081
Variation margin on futures contracts	591,423
Portfolio shares sold	66,062
Securities lending	6,039
Unrealized appreciation on foreign currency forward contracts	34,226
Other assets	31,347
Total assets	531,088,201
Liabilities
Cash collateral received for securities on loan	1,378,870
Payables:
Investment securities purchased	3,409,289
Portfolio shares redeemed	368,414
Manager (See Note 3)	244,098
NYLIFE Distributors (See Note 3)	77,293
Professional fees	38,114
Custodian	16,175
Shareholder communication	14,414
Accrued expenses	18,027
Unrealized depreciation on foreign currency forward contracts	1,608,132
Total liabilities	7,172,826
Net assets	$523,915,375
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 37,580
Additional paid-in-capital	561,288,414
561,325,994
Total distributable earnings (loss)	(37,410,619)
Net assets	$523,915,375
Initial Class
Net assets applicable to outstanding shares	$145,600,500
Shares of beneficial interest outstanding	10,362,855
Net asset value per share outstanding	$ 14.05
Service Class
Net assets applicable to outstanding shares	$378,314,875
Shares of beneficial interest outstanding	27,217,253
Net asset value per share outstanding	$ 13.90

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $333,276)	$ 5,660,624
Interest	5,401,089
Dividends-affiliated	134,256
Securities lending, net	30,716
Total income	11,226,685
Expenses
Manager (See Note 3)	1,496,712
Distribution/Service—Service Class (See Note 3)	472,284
Professional fees	59,219
Custodian	34,499
Trustees	6,708
Shareholder communication	3,379
Miscellaneous	15,821
Total expenses	2,088,622
Net investment income (loss)	9,138,063
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(2,946,895)
Futures transactions	(1,422,168)
Foreign currency transactions	(43,537)
Foreign currency forward transactions	(68,395)
Net realized gain (loss)	(4,480,995)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	19,565,413
Futures contracts	2,574,112
Foreign currency forward contracts	(2,249,976)
Translation of other assets and liabilities in foreign currencies	(673,476)
Net change in unrealized appreciation (depreciation)	19,216,073
Net realized and unrealized gain (loss)	14,735,078
Net increase (decrease) in net assets resulting from operations	$23,873,141
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay VP Income Builder Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 9,138,063	$ 14,927,789
Net realized gain (loss)	(4,480,995)	(36,987,033)
Net change in unrealized appreciation (depreciation)	19,216,073	(72,100,871)
Net increase (decrease) in net assets resulting from operations	23,873,141	(94,160,115)
Distributions to shareholders:
Initial Class	(2,717,683)	(18,520,336)
Service Class	(6,681,618)	(44,926,426)
	(9,399,301)	(63,446,762)
Distributions to shareholders from return of capital:
Initial Class	—	(1,897,990)
Service Class	—	(4,604,122)
	—	(6,502,112)
Total distributions to shareholders	(9,399,301)	(69,948,874)
Capital share transactions:
Net proceeds from sales of shares	14,319,124	44,815,527
Net asset value of shares issued to shareholders in reinvestment of distributions	9,399,301	69,948,874
Cost of shares redeemed	(58,326,378)	(105,661,713)
Increase (decrease) in net assets derived from capital share transactions	(34,607,953)	9,102,688
Net increase (decrease) in net assets	(20,134,113)	(155,006,301)
Net Assets
Beginning of period	544,049,488	699,055,789
End of period	$523,915,375	$ 544,049,488
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 13.69	$ 18.23	$ 17.37	$ 17.14	$ 15.23	$ 17.29
Net investment income (loss) (a)	0.25	0.42	0.42	0.41	0.49	0.53
Net realized and unrealized gain (loss)	0.37	(3.02)	1.37	0.87	2.22	(1.38)
Total from investment operations	0.62	(2.60)	1.79	1.28	2.71	(0.85)
Less distributions:
From net investment income	(0.26)	(0.26)	(0.39)	(0.42)	(0.68)	(0.46)
From net realized gain on investments	—	(1.51)	(0.54)	(0.63)	(0.12)	(0.75)
Return of capital	—	(0.17)	—	—	—	—
Total distributions	(0.26)	(1.94)	(0.93)	(1.05)	(0.80)	(1.21)
Net asset value at end of period	$ 14.05	$ 13.69	$ 18.23	$ 17.37	$ 17.14	$ 15.23
Total investment return (b)	4.62%	(13.52)%	10.52%	7.98%	18.07%	(5.21)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.65%††	2.70%	2.31%	2.50%	3.00%	3.18%
Net expenses (c)	0.62%††	0.62%	0.61%	0.62%	0.63%	0.62%
Interest expense and fees	—%	—%	—%	—%	—%	0.00%(d)
Portfolio turnover rate	31%	58%	67%(e)	68%(e)	59%(e)	50%(e)
Net assets at end of period (in 000's)	$ 145,601	$ 158,020	$ 198,243	$ 192,022	$ 193,252	$ 178,608

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Less than 0.01%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 67%, 67%, 52% and 39% for the years ended December 31, 2021, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay VP Income Builder Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Service Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 13.54	$ 18.06	$ 17.22	$ 16.99	$ 15.11	$ 17.17
Net investment income (loss) (a)	0.23	0.38	0.37	0.37	0.45	0.48
Net realized and unrealized gain (loss)	0.38	(3.00)	1.36	0.86	2.19	(1.37)
Total from investment operations	0.61	(2.62)	1.73	1.23	2.64	(0.89)
Less distributions:
From net investment income	(0.25)	(0.22)	(0.35)	(0.37)	(0.64)	(0.42)
From net realized gain on investments	—	(1.51)	(0.54)	(0.63)	(0.12)	(0.75)
Return of capital	—	(0.17)	—	—	—	—
Total distributions	(0.25)	(1.90)	(0.89)	(1.00)	(0.76)	(1.17)
Net asset value at end of period	$ 13.90	$ 13.54	$ 18.06	$ 17.22	$ 16.99	$ 15.11
Total investment return (b)	4.49%	(13.73)%	10.24%	7.71%	17.78%	(5.45)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.42%††	2.45%	2.06%	2.25%	2.74%	2.93%
Net expenses (c)	0.87%††	0.87%	0.86%	0.87%	0.88%	0.87%
Interest expense and fees	—%	—%	—%	—%	—%	0.00%(d)
Portfolio turnover rate	31%	58%	67%(e)	68%(e)	59%(e)	50%(e)
Net assets at end of period (in 000's)	$ 378,315	$ 386,030	$ 500,812	$ 473,118	$ 433,515	$ 360,874

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Less than 0.01%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 67%, 67%, 52% and 39% for the years ended December 31, 2021, 2020, 2019 and 2018, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Income Builder Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	January 29, 1993
Service Class	June 4, 2003
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a

36	MainStay VP Income Builder Portfolio

framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Portfolio as of June 30, 2023 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair
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Notes to Financial Statements (Unaudited) (continued)
valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Portfolio as of June 30, 2023, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of June 30, 2023, securities that were fair valued in such a manner are shown in the Portfolio of Investments.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Portfolio's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisors might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisors reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Portfolio's procedures described above. The liquidity of the Portfolio's investments was determined as of June 30, 2023, and can change at any time. Illiquid investments as of June 30, 2023, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies

38	MainStay VP Income Builder Portfolio

and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method.
Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial
39

Notes to Financial Statements (Unaudited) (continued)
margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2023, are shown in the Portfolio of Investments.
(I) Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the London Interbank Offered Rate ("LIBOR") or an alternative reference rate.
The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2023, the Portfolio did not hold any unfunded commitments.
(J) Foreign Currency Forward Contracts. The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, leverage risk, operational risk, legal risk and liquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate

40	MainStay VP Income Builder Portfolio

due to unfavorable changes in exchange rates. Liquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Liquidity risk also can arise when forward currency contracts create margin or settlement payment obligations for the Fund. Leverage risk is the risk that a foreign currency forward contract can magnify the Portfolio's gains and losses. Operational risk refers to risk related to potential operational issues (including documentation issues, settlement issues, systems failures, inadequate controls and human error), and legal risk refers to insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a foreign currency forward contract. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio's assets. Moreover, there may be an imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of June 30, 2023, are shown in the Portfolio of Investments.
(K) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(L) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2023, are shown in the Portfolio of Investments.
(M) Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can
41

Notes to Financial Statements (Unaudited) (continued)
experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(N) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(O) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on Secured Overnight Financing Rate ("SOFR") (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Portfolio's investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Portfolio.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty

42	MainStay VP Income Builder Portfolio

and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Portfolio.
(P) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(Q) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio entered into Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. The Portfolio also entered into domestic and foreign equity index futures contracts to increase the equity sensitivity to the Portfolio.
The Portfolio entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of June 30, 2023:
Asset Derivatives	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$ —	$3,145,714	$36,240	$3,181,954
Forward Contracts - Unrealized appreciation on foreign currency forward contracts	34,226	—	—	34,226
Total Fair Value	$34,226	$3,145,714	$36,240	$3,216,180

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$ —	$(467,742)	$(465,486)	$ (933,228)
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	(1,608,132)	—	—	(1,608,132)
Total Fair Value	$(1,608,132)	$(467,742)	$(465,486)	$(2,541,360)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
43

Notes to Financial Statements (Unaudited) (continued)
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2023:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Transactions	$ —	$(1,370,586)	$(51,582)	$(1,422,168)
Forward Transactions	(68,395)	—	—	(68,395)
Total Net Realized Gain (Loss)	$(68,395)	$(1,370,586)	$(51,582)	$(1,490,563)

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$2,790,210	$(216,098)	$ 2,574,112
Forward Contracts	(2,249,976)	—	—	(2,249,976)
Total Net Change in Unrealized Appreciation (Depreciation)	$(2,249,976)	$2,790,210	$(216,098)	$ 324,136

Average Notional Amount	Total
Futures Contracts Long	$150,093,210
Futures Contracts Short	$ (35,038,311)
Forward Contracts Long	$ 25,788,300
Forward Contracts Short	$ (10,438,601)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, MacKay Shields LLC ("MacKay Shields" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser, also serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio. Asset allocation decisions for the Portfolio are made by a committee chaired by New York Life Investments in collaboration with MacKay. New York Life Investments pays for the services of the Subadvisors.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.57% up to $1 billion; and 0.55% in excess of $1 billion. During the six-month period ended June 30, 2023, the effective management fee rate was 0.57%.
During the six-month period ended June 30, 2023, New York Life Investments earned fees from the Portfolio in the amount of $1,496,712 and paid MacKay Shields and Epoch fees of $340,748 and $407,557, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

44	MainStay VP Income Builder Portfolio

Note 4-Federal Income Tax
As of June 30, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$515,811,645	$34,823,131	$(33,448,637)	$1,374,494
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $32,058,181, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$19,142	$12,916
During the year ended December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$16,814,864
Long-Term Capital Gains	46,631,898
Return of Capital	6,502,112
Total	$69,948,874
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the
Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2023, purchases and sales of U.S. government securities were $55,215 and $67,841, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $104,330 and $124,520, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2023 and the year ended December 31, 2022, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	68,636	$ 956,715
Shares issued to shareholders in reinvestment of distributions	194,724	2,717,683
Shares redeemed	(1,446,675)	(20,329,732)
Net increase (decrease)	(1,183,315)	$(16,655,334)
Year ended December 31, 2022:
Shares sold	219,018	$ 3,428,090
Shares issued to shareholders in reinvestment of distributions	1,559,961	20,418,326
Shares redeemed	(1,110,037)	(17,170,397)
Net increase (decrease)	668,942	$ 6,676,019

45

Notes to Financial Statements (Unaudited) (continued)
Service Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	967,460	$ 13,362,409
Shares issued to shareholders in reinvestment of distributions	483,877	6,681,618
Shares redeemed	(2,746,613)	(37,996,646)
Net increase (decrease)	(1,295,276)	$(17,952,619)
Year ended December 31, 2022:
Shares sold	2,643,387	$ 41,387,437
Shares issued to shareholders in reinvestment of distributions	3,830,832	49,530,548
Shares redeemed	(5,696,211)	(88,491,316)
Net increase (decrease)	778,008	$ 2,426,669
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Portfolio, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2023, events and transactions subsequent to June 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
46	MainStay VP Income Builder Portfolio

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk. A Portfolio's liquidity risk is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The Board of Trustees of MainStay VP Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisors, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
47

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
48

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

2023 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5029533	MSVPIB10-08/23
(NYLIAC) NI522

MainStay VP MacKay Strategic Bond Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended June 30, 2023. Markets reacted positively to several developments – easing inflationary pressures and softening monetary policy – the most prominent among them.
At the start of the reporting period, high levels of inflation had already begun to show signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.06% in June 2022, the annualized U.S. inflation rate as measured by the Consumer Price Index fell to 6.41% in January 2023, and to 2.97% in June 2023, according to the most recent figures. At the same time, the Fed increased the benchmark federal funds rate, from 4.25%–4.50% at the beginning of the reporting period, to 5.00%–5.25% as of June 30, 2023. While the Fed signaled that further rate increases were likely in 2023, the Fed also appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a negative note, rising interest rates contributed to the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry, and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the S&P 500® Index’s strongest sector, followed by consumer discretionary. However, the communications services, utilities and energy sectors lost substantial ground as value-oriented stocks fell out of favor and oil prices declined, with financials and health care shares dipping more mildly. While international markets rose, they generally trailed the U.S. market, with developed international markets outperforming their emerging markets counterparts.
Corporate bond prices trended moderately higher amid high volatility, bolstered by positive inflationary and interest rate trends in the United States while constrained by banking industry turmoil. After years of low yields and tight credit spreads, the sector benefited from more attractive valuations and income opportunities. Markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. Long-term rates remained lower than short-term rates throughout the reporting period, a yield curve inversion that reminded investors of the uncertainties implicit in the current economic environment. U.S. Treasury bonds provided more modest gains, with the positive impact of declining inflation largely balanced by the negative impact of high consumer prices.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the long-term focus, unique perspectives and commitment to client service you expect.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	4/29/2011	3.90%	4.75%	2.12%	2.60%	0.62%
Service Class Shares	4/29/2011	3.78	4.49	1.86	2.34	0.87

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[2]	2.09%	-0.94%	0.77%	1.52%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index[3]	2.32	3.57	1.71	1.18
Morningstar Nontraditional Bond Category Average[4]	2.45	3.10	1.46	1.78

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Bloomberg U.S. Aggregate Bond Index is the Portfolio's primary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
3.	The Portfolio has selected the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index as a secondary benchmark. The ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index is unmanaged and tracks the performance of a synthetic asset paying a deposit offered rate to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.
4.	The Portfolio has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period.
5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Strategic Bond Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]
Initial Class Shares	$1,000.00	$1,039.00	$3.08	$1,021.77	$3.06	0.61%
Service Class Shares	$1,000.00	$1,037.80	$4.35	$1,020.53	$4.31	0.86%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.
6	MainStay VP MacKay Strategic Bond Portfolio

Portfolio Composition as of June 30, 2023 (Unaudited)
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2023 (excluding short-term investments) (Unaudited)
1.	FHLMC STACR REMIC Trust, 6.567%-8.817%, due 8/25/33–1/25/51
2.	GNMA, (zero coupon)-3.50%, due 8/20/49–5/20/53
3.	UMBS, 30 Year, 4.00%-6.00%, due 6/1/52–6/1/53
4.	FNMA, (zero coupon)-9.65%, due 7/25/30–3/25/60
5.	Bank of America Corp., 2.087%-8.57%, due 11/15/24–4/22/32
6.	Citigroup, Inc., 2.52%-6.30%, due 5/15/24–11/3/32
7.	CF Hippolyta Issuer LLC, 1.69%-2.28%, due 7/15/60–3/15/61
8.	FHLMC, (zero coupon)-3.50%, due 1/15/33–8/15/56
9.	Hertz Vehicle Financing III LP, 2.52%-4.34%, due 12/27/27
10.	Ford Motor Credit Co. LLC, 2.30%-7.20%, due 2/10/25–6/10/30

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Shu-Yang Tan, CFA, Matt Jacob, Michael DePalma, Tom Musmanno, CFA, Neil Moriarty III and Lesya Paisley, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.
How did MainStay VP MacKay Strategic Bond Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP MacKay Strategic Bond Portfolio returned 3.90% for Initial Class shares and 3.78% for Service Class shares. Over the same period, both share classes outperformed the 2.09% return of the Bloomberg U.S. Aggregate Bond Index (the "Index"), which is the Portfolio’s primary benchmark, and the 2.32% return of the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index, which is the Portfolio’s secondary benchmark. For the six months ended June 30, 2023, both share classes also outperformed the 2.45% return of the Morningstar Nontraditional Bond Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
During the reporting period, security selection and overweight exposure to securitized products, high-yield corporates and emerging market credit made positive contributions to the Portfolio’s performance relative to the Bloomberg U.S. Aggregate Bond Index, as spread product,2 in general, outperformed the market.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
During the reporting period, the Portfolio used U.S. Treasury futures to hedge its duration.3 This position had a positive impact on returns during the period.
What was the Portfolio’s duration strategy during the reporting period?
The Portfolio does not track a fixed-income index and can demonstrate a low correlation to the Bloomberg U.S. Aggregate Bond Index. The average duration of the Portfolio will normally vary from 0 to 7 years. Duration positioning is based on what we believe to be most appropriate at a given point in the cycle. At the end of the reporting period, the Portfolio held a shorter duration relative to the Index. The Portfolio’s effective duration was 3.6 years compared to 6.2 years for the Index.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
During the reporting period, we lowered the Portfolio’s risk profile by reducing its weight in high-yield corporate bonds due to full valuations, and we increased the Portfolio’s weight in residential mortgage-backed securities (“RMBS”) as those spreads to U.S. Treasury securities had widened out. Additionally, we reduced the Portfolio’s exposure to regional banks in favor of G-SIBs (globally systematically important banks) due to stronger capital ratios and balance sheet liquidity, in addition to the fact that regional banks have a disproportionate exposure to commercial real estate, which remained a risk.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
During the reporting period, the market segments making the strongest contributions to the Portfolio’s absolute returns included credit risk transfer bonds, investment-grade corporate bonds and asset-backed securities. (Contributions take weightings and total returns into account.) The market segments that contributed the least on an absolute basis included collateralized mortgage obligations, U.S. Treasury securities and preferred securities.
Did the Portfolio make any significant purchases or sales during the reporting period?
During the reporting period, the Portfolio added exposure to Georgia Power, a fully regulated utility, because we saw attractive value on a risk-adjusted basis. Georgia Power benefits from stable and predictable cash flow generation and strong relationships with its regulators. The Portfolio also purchased a position in Charter Communications, based on attractive valuation. We consider Charter a core high-yield holding, as one of the largest cable and telecommunications providers in the United States, with solid fundamentals and relatively non-cyclical operations.

1.	See page 5 for more information on benchmark and peer group returns.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
8	MainStay VP MacKay Strategic Bond Portfolio

During the same period, we sold the Portfolio’s position in Howmet Aerospace for relative value reasons as valuations became full. Although Howmet is a strong high-yield credit rated BB+4 on an improving trajectory, the valuation already fully reflected any potential future improvement. We also sold the Portfolio’s position in QVC following a periodic credit review of the issuer and in light of worsening earnings trends, coupled with our cautious outlook on cyclical consumer spending.
How did the Portfolio’s sector weightings change during the reporting period?
During the reporting period, the Portfolio increased its exposure to residential mortgages and investment-grade corporate securities. During the same period, the Portfolio reduced its exposure to agency mortgages and high-yield corporate bonds.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2023, relative to the Bloomberg U.S. Aggregate Bond Index, the Portfolio held overweight exposure to high-yield corporate bonds and securitized assets. As of the same date, the Portfolio held underweight exposure to U.S. Treasury securities and agency mortgages.
4.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2023†^(Unaudited)
	Principal Amount	Value
Long-Term Bonds 98.2%
Asset-Backed Securities 15.2%
Automobile Asset-Backed Securities 9.0%
American Credit Acceptance Receivables Trust (a)
Series 2021-2, Class D
1.34%, due 7/13/27	$ 1,915,000	$ 1,812,174
Series 2021-4, Class D
1.82%, due 2/14/28	1,955,000	1,908,074
Series 2022-1, Class D
2.46%, due 3/13/28	2,855,000	2,673,458
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2021-1A, Class A
1.38%, due 8/20/27	1,345,000	1,181,431
Series 2020-2A, Class A
2.02%, due 2/20/27	790,000	715,601
Series 2023-3A, Class A
5.44%, due 2/22/28	1,460,000	1,436,817
CPS Auto Receivables Trust (a)
Series 2021-A, Class E
2.53%, due 3/15/28	2,900,000	2,702,614
Series 2021-C, Class E
3.21%, due 9/15/28	2,570,000	2,358,745
Series 2020-C, Class E
4.22%, due 5/17/27	855,000	822,903
Series 2019-C, Class E
4.30%, due 7/15/25	1,491,335	1,472,948
Drive Auto Receivables Trust
Series 2021-1, Class D
1.45%, due 1/16/29	3,135,000	2,948,858
DT Auto Owner Trust
Series 2021-4A, Class D
1.99%, due 9/15/27 (a)	695,000	633,937
Exeter Automobile Receivables Trust
Series 2021-2A, Class D
1.40%, due 4/15/27	1,710,000	1,584,930
Series 2021-3A, Class E
3.04%, due 12/15/28 (a)	2,795,000	2,492,939
Flagship Credit Auto Trust (a)
Series 2021-4, Class C
1.96%, due 12/15/27	1,340,000	1,222,058
Series 2021-4, Class D
2.26%, due 12/15/27	3,765,000	3,371,067
Series 2020-1, Class D
2.48%, due 3/16/26	1,000,000	954,559
Series 2020-1, Class E
3.52%, due 6/15/27	2,460,000	2,227,063
Series 2019-2, Class E
4.52%, due 12/15/26	1,258,000	1,190,133
	Principal Amount	Value

Automobile Asset-Backed Securities (continued)
Flagship Credit Auto Trust (a) (continued)
Series 2020-3, Class E
4.98%, due 12/15/27	$ 1,295,000	$ 1,170,074
GLS Auto Receivables Issuer Trust (a)
Series 2021-2A, Class D
1.42%, due 4/15/27	1,565,000	1,451,829
Series 2021-3A, Class D
1.48%, due 7/15/27	3,630,000	3,315,731
Series 2021-4A, Class D
2.48%, due 10/15/27	2,285,000	2,101,813
Series 2021-2A, Class E
2.87%, due 5/15/28	1,075,000	970,287
Series 2021-1A, Class E
3.14%, due 1/18/28	1,140,000	1,070,169
Series 2021-3A, Class E
3.20%, due 10/16/28	2,780,000	2,496,248
Series 2020-1A, Class D
3.68%, due 11/16/26	1,430,000	1,379,487
Series 2019-3A, Class D
3.84%, due 5/15/26	1,635,000	1,603,763
Hertz Vehicle Financing III LP (a)
Series 2021-2A, Class C
2.52%, due 12/27/27	5,027,000	4,334,695
Series 2021-2A, Class D
4.34%, due 12/27/27	3,289,000	2,818,844
Hertz Vehicle Financing LLC
Series 2021-1A, Class C
2.05%, due 12/26/25 (a)	1,155,000	1,073,753
Santander Drive Auto Receivables Trust
Series 2021-3, Class D
1.33%, due 9/15/27	575,000	536,828
Series 2021-4, Class D
1.67%, due 10/15/27	3,260,000	3,008,820
Series 2022-2, Class B
3.44%, due 9/15/27	2,300,000	2,226,856
		63,269,506
Credit Card Asset-Backed Security 0.1%
Golden Credit Card Trust
Series 2021-1A, Class C
1.74%, due 8/15/28 (a)	540,000	473,660
Home Equity Asset-Backed Securities 0.1%
First NLC Trust
Series 2007-1, Class A1
5.22% (1 Month LIBOR + 0.07%), due 8/25/37 (a)(b)	53,223	26,819

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Home Equity Asset-Backed Securities (continued)
J.P. Morgan Mortgage Acquisition Trust
Series 2007-HE1, Class AF1
3.982% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	$ 18,520	$ 11,355
Mastr Asset-Backed Securities Trust
Series 2006-HE4, Class A1
5.25% (1 Month LIBOR + 0.10%), due 11/25/36 (b)	15,375	4,900
Morgan Stanley ABS Capital I, Inc. Trust (b)
Series 2007-HE4, Class A2A
5.26% (1 Month LIBOR + 0.11%), due 2/25/37	16,309	5,086
Series 2007-HE7, Class M1
7.15% (1 Month LIBOR + 2.00%), due 7/25/37	930,000	706,858
		755,018
Other Asset-Backed Securities 6.0%
American Airlines Pass-Through Trust
Series 2016-2, Class A
3.65%, due 6/15/28	1,396,091	1,198,770
Series 2019-1, Class B
3.85%, due 2/15/28	1,175,481	999,963
Series 2021-1, Class B
3.95%, due 7/11/30	1,432,500	1,246,990
Series 2015-2, Class A
4.00%, due 9/22/27	334,202	300,061
AMSR Trust (a)
Series 2020-SFR4, Class A
1.355%, due 11/17/37	2,995,000	2,703,698
Series 2020-SFR5, Class A
1.379%, due 11/17/37	840,000	758,565
CF Hippolyta Issuer LLC (a)
Series 2020-1, Class A1
1.69%, due 7/15/60	1,358,173	1,218,812
Series 2021-1A, Class B1
1.98%, due 3/15/61	5,579,290	4,721,175
Series 2020-1, Class A2
1.99%, due 7/15/60	1,307,523	1,092,078
Series 2020-1, Class B1
2.28%, due 7/15/60	1,300,608	1,161,609
DB Master Finance LLC
Series 2021-1A, Class A23
2.791%, due 11/20/51 (a)	1,511,975	1,197,455
FirstKey Homes Trust (a)
Series 2020-SFR1, Class A
1.339%, due 8/17/37	4,544,851	4,124,707
	Principal Amount	Value

Other Asset-Backed Securities (continued)
FirstKey Homes Trust (a) (continued)
Series 2021-SFR2, Class B
1.607%, due 9/17/38	$ 840,000	$ 726,962
Series 2021-SFR1, Class B
1.788%, due 8/17/38	3,755,000	3,266,456
Home Partners of America Trust
Series 2021-2, Class B
2.302%, due 12/17/26 (a)	2,333,829	2,057,119
Mosaic Solar Loan Trust
Series 2021-2A, Class B
2.09%, due 4/22/47 (a)	1,768,477	1,300,432
Navient Private Education Refi Loan Trust (a)
Series 2021-EA, Class B
2.03%, due 12/16/69	3,490,000	2,327,527
Series 2020-GA, Class B
2.50%, due 9/16/69	1,485,000	1,146,271
Series 2020-HA, Class B
2.78%, due 1/15/69	840,000	688,199
New Economy Assets Phase 1 Sponsor LLC (a)
Series 2021-1, Class A1
1.91%, due 10/20/61	1,835,000	1,562,882
Series 2021-1, Class B1
2.41%, due 10/20/61	1,800,000	1,498,924
PFS Financing Corp.
Series 2022-D, Class B
4.90%, due 8/15/27 (a)	1,790,000	1,733,769
Progress Residential Trust
Series 2020-SFR3, Class B
1.495%, due 10/17/27 (a)	1,680,000	1,512,493
Taco Bell Funding LLC
Series 2021-1A, Class A23
2.542%, due 8/25/51 (a)	1,457,800	1,133,803
U.S. Airways Pass-Through Trust
Series 2012-1, Class A
5.90%, due 10/1/24	690,453	684,587
United Airlines Pass-Through Trust
Series 2020-1, Class A
5.875%, due 10/15/27	1,602,664	1,588,901
		41,952,208
Total Asset-Backed Securities (Cost $116,467,999)		106,450,392
Corporate Bonds 40.4%
Aerospace & Defense 0.3%
L3Harris Technologies, Inc.
4.40%, due 6/15/28	2,260,000	2,172,168
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Agriculture 0.2%
BAT Capital Corp.
3.734%, due 9/25/40	$ 1,160,000	$ 825,316
BAT International Finance plc
4.448%, due 3/16/28	650,000	613,541
		1,438,857
Airlines 1.4%
American Airlines, Inc. (a)
5.50%, due 4/20/26	1,640,000	1,624,731
5.75%, due 4/20/29	3,255,000	3,160,536
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	987,006	965,479
4.75%, due 10/20/28	2,245,000	2,179,196
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	1,640,000	1,644,095
		9,574,037
Auto Manufacturers 2.2%
Ford Motor Credit Co. LLC
2.30%, due 2/10/25	1,085,000	1,014,247
4.125%, due 8/17/27	1,380,000	1,260,140
6.80%, due 5/12/28	2,175,000	2,176,994
6.95%, due 3/6/26	1,150,000	1,156,094
7.20%, due 6/10/30	965,000	973,888
General Motors Co.
5.60%, due 10/15/32	685,000	662,720
General Motors Financial Co., Inc.
2.35%, due 1/8/31	908,000	711,276
2.70%, due 6/10/31	2,255,000	1,798,590
4.30%, due 4/6/29	1,400,000	1,284,787
Nissan Motor Acceptance Co. LLC
1.85%, due 9/16/26 (a)	5,030,000	4,267,253
		15,305,989
Auto Parts & Equipment 0.5%
Dana, Inc.
4.50%, due 2/15/32	3,885,000	3,224,628
Banks 12.7%
Banco Santander SA
4.175% (1 Year Treasury Constant Maturity Rate + 2.00%), due 3/24/28 (b)	3,000,000	2,808,311
Bank of America Corp.
2.087%, due 6/14/29 (c)	1,895,000	1,616,736
2.687%, due 4/22/32 (c)	2,520,000	2,088,441
3.384%, due 4/2/26 (c)	2,185,000	2,094,333
	Principal Amount	Value

Banks (continued)
Bank of America Corp. (continued)
3.705%, due 4/24/28 (c)	$ 1,695,000	$ 1,588,651
Series MM
4.30%, due 1/28/25 (c)(d)	1,741,000	1,570,225
8.57%, due 11/15/24	455,000	470,065
Barclays plc
4.375% (5 Year Treasury Constant Maturity Rate + 3.41%), due 3/15/28 (b)(d)	2,340,000	1,589,796
5.20%, due 5/12/26	1,725,000	1,664,190
8.00% (5 Year Treasury Constant Maturity Rate + 5.431%), due 3/15/29 (b)(d)	1,000,000	893,400
BNP Paribas SA (a)
3.052%, due 1/13/31 (c)	1,720,000	1,469,092
4.625% (5 Year Treasury Constant Maturity Rate + 3.196%), due 1/12/27 (b)(d)	1,600,000	1,263,041
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31 (b)(d)	2,250,000	1,605,937
7.75% (5 Year Treasury Constant Maturity Rate + 4.899%), due 8/16/29 (b)(d)	705,000	682,370
BPCE SA (a)
2.045%, due 10/19/27 (c)	1,370,000	1,194,562
5.125%, due 1/18/28	1,285,000	1,260,956
Citigroup, Inc.
2.52%, due 11/3/32 (c)	1,465,000	1,180,365
Series Y
4.15% (5 Year Treasury Constant Maturity Rate + 3.00%), due 11/15/26 (b)(d)	1,915,000	1,540,617
5.50%, due 9/13/25	2,710,000	2,694,317
Series M
6.30%, due 5/15/24 (c)(d)	3,975,000	3,865,687
Credit Agricole SA
4.75% (5 Year Treasury Constant Maturity Rate + 3.237%), due 3/23/29 (a)(b)(d)	2,965,000	2,357,175
Deutsche Bank AG
3.035%, due 5/28/32 (c)	640,000	503,992
4.875% (USISDA05 + 2.553%), due 12/1/32 (b)	4,285,000	3,618,204
5.371%, due 9/9/27	1,050,000	1,032,460
First Horizon Bank
5.75%, due 5/1/30	1,795,000	1,558,826

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Freedom Mortgage Corp.
7.625%, due 5/1/26 (a)	$ 1,205,000	$ 1,109,214
Goldman Sachs Group, Inc. (The)
1.948%, due 10/21/27 (c)	1,555,000	1,383,216
Series V
4.125% (5 Year Treasury Constant Maturity Rate + 2.949%), due 11/10/26 (b)(d)	1,035,000	865,219
6.75%, due 10/1/37	1,828,000	1,966,094
Huntington National Bank (The)
3.55%, due 10/6/23	894,000	886,744
Intesa Sanpaolo SpA
4.198% (1 Year Treasury Constant Maturity Rate + 2.60%), due 6/1/32 (a)(b)	2,515,000	1,874,400
JPMorgan Chase & Co. (c)
1.764%, due 11/19/31	1,769,000	1,400,018
Series HH
4.60%, due 2/1/25 (d)	882,000	822,465
Lloyds Banking Group plc
4.582%, due 12/10/25	2,500,000	2,394,147
4.976% (1 Year Treasury Constant Maturity Rate + 2.30%), due 8/11/33 (b)	1,095,000	1,024,264
Macquarie Group Ltd.
2.871%, due 1/14/33 (a)(c)	2,065,000	1,649,219
Morgan Stanley
2.484%, due 9/16/36 (c)	2,895,000	2,196,553
5.00%, due 11/24/25	2,190,000	2,152,919
NatWest Group plc (b)
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28	2,685,000	2,414,803
4.60% (5 Year Treasury Constant Maturity Rate + 3.10%), due 6/28/31 (d)	2,740,000	1,897,450
5.847% (1 Year Treasury Constant Maturity Rate + 1.35%), due 3/2/27	1,665,000	1,646,762
Popular, Inc.
6.125%, due 9/14/23	1,953,000	1,947,424
Santander Holdings USA, Inc.
6.499%, due 3/9/29 (c)	1,270,000	1,256,199
Societe Generale SA (a)(b)(d)
4.75% (5 Year Treasury Constant Maturity Rate + 3.931%), due 5/26/26	1,540,000	1,214,659
	Principal Amount	Value

Banks (continued)
Societe Generale SA (a)(b)(d) (continued)
5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30	$ 1,745,000	$ 1,294,754
Sumitomo Mitsui Trust Bank Ltd.
5.65%, due 3/9/26 (a)	1,825,000	1,831,515
Synchrony Bank
5.40%, due 8/22/25	1,970,000	1,885,263
UBS Group AG (a)
3.091%, due 5/14/32 (c)	895,000	723,989
4.375% (5 Year Treasury Constant Maturity Rate + 3.313%), due 2/10/31 (b)(d)	2,715,000	1,912,554
4.751% (1 Year Treasury Constant Maturity Rate + 1.75%), due 5/12/28 (b)	590,000	559,172
6.442%, due 8/11/28 (c)	830,000	833,070
Wells Fargo & Co.
3.00%, due 10/23/26	1,640,000	1,522,353
3.35%, due 3/2/33 (c)	1,510,000	1,292,339
Series U
5.875% (3 Month LIBOR + 3.99%), due 6/15/25 (b)(d)	595,000	583,039
Series S
5.90% (3 Month LIBOR + 3.11%), due 6/15/24 (b)(d)	2,725,000	2,687,531
Westpac Banking Corp.
3.02% (5 Year Treasury Constant Maturity Rate + 1.53%), due 11/18/36 (b)	1,825,000	1,399,841
		88,838,938
Building Materials 0.4%
CEMEX Materials LLC
7.70%, due 7/21/25 (a)	2,645,000	2,661,531
Chemicals 0.5%
Alpek SAB de CV
3.25%, due 2/25/31 (a)	3,185,000	2,573,798
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (a)	1,015,000	932,407
		3,506,205
Commercial Services 0.4%
Ashtead Capital, Inc.
4.25%, due 11/1/29 (a)	1,960,000	1,778,835
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
California Institute of Technology
3.65%, due 9/1/2119	$ 1,144,000	$ 780,133
		2,558,968
Computers 1.0%
Dell International LLC
5.25%, due 2/1/28	3,085,000	3,078,603
6.02%, due 6/15/26	625,000	635,256
8.10%, due 7/15/36	670,000	783,872
NCR Corp.
5.00%, due 10/1/28 (a)	3,210,000	2,864,701
		7,362,432
Diversified Financial Services 3.1%
AerCap Ireland Capital DAC
3.00%, due 10/29/28	2,200,000	1,902,236
Air Lease Corp.
2.30%, due 2/1/25	1,820,000	1,711,393
Aircastle Ltd.
5.25% (5 Year Treasury Constant Maturity Rate + 4.41%), due 6/15/26 (a)(b)(d)	3,325,000	2,320,518
Ally Financial, Inc.
5.75%, due 11/20/25	3,570,000	3,438,129
8.00%, due 11/1/31	2,010,000	2,086,623
Avolon Holdings Funding Ltd.
3.25%, due 2/15/27 (a)	2,340,000	2,084,714
Banco BTG Pactual SA
2.75%, due 1/11/26 (a)	2,420,000	2,202,453
Capital One Financial Corp.
6.312%, due 6/8/29 (c)	1,875,000	1,862,369
Nomura Holdings, Inc.
5.099%, due 7/3/25	1,985,000	1,948,048
OneMain Finance Corp.
3.50%, due 1/15/27	1,175,000	1,008,080
6.125%, due 3/15/24	880,000	876,998
		21,441,561
Electric 2.9%
AEP Texas, Inc.
4.70%, due 5/15/32	1,460,000	1,397,076
American Electric Power Co., Inc.
5.625%, due 3/1/33	1,850,000	1,880,820
Calpine Corp.
5.125%, due 3/15/28 (a)	1,260,000	1,124,427
	Principal Amount	Value

Electric (continued)
Dominion Energy, Inc.
Series C
4.35% (5 Year Treasury Constant Maturity Rate + 3.195%), due 1/15/27 (b)(d)	$ 1,045,000	$ 877,927
Duke Energy Carolinas LLC
4.95%, due 1/15/33	1,205,000	1,196,074
Edison International
Series B
5.00% (5 Year Treasury Constant Maturity Rate + 3.901%), due 12/15/26 (b)(d)	2,685,000	2,319,571
FirstEnergy Transmission LLC
4.35%, due 1/15/25 (a)	1,675,000	1,633,280
Georgia Power Co.
4.95%, due 5/17/33	1,850,000	1,826,130
Pacific Gas and Electric Co.
3.50%, due 8/1/50	2,460,000	1,564,819
Sempra Energy
4.125% (5 Year Treasury Constant Maturity Rate + 2.868%), due 4/1/52 (b)	2,935,000	2,372,091
Southern California Edison Co.
5.30%, due 3/1/28	2,345,000	2,344,740
WEC Energy Group, Inc.
7.433% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	1,860,340	1,564,656
		20,101,611
Electronics 0.3%
Arrow Electronics, Inc.
6.125%, due 3/1/26	1,830,000	1,825,666
Environmental Control 0.1%
Covanta Holding Corp.
4.875%, due 12/1/29 (a)	1,025,000	886,625
Food 0.6%
JBS USA LUX SA
5.75%, due 4/1/33 (a)	2,290,000	2,152,492
Kraft Heinz Foods Co.
5.00%, due 7/15/35	718,000	707,244
Smithfield Foods, Inc.
3.00%, due 10/15/30 (a)	2,005,000	1,572,033
		4,431,769

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Corporate Bonds (continued)
Gas 0.8%
National Fuel Gas Co.
2.95%, due 3/1/31	$ 1,195,000	$ 955,971
5.50%, due 10/1/26	2,120,000	2,067,068
Piedmont Natural Gas Co., Inc.
5.05%, due 5/15/52	1,330,000	1,196,825
Southern Co. Gas Capital Corp.
Series 21A
3.15%, due 9/30/51	2,010,000	1,356,307
		5,576,171
Home Builders 0.4%
Toll Brothers Finance Corp.
3.80%, due 11/1/29	1,251,000	1,120,379
4.35%, due 2/15/28	2,089,000	1,961,623
		3,082,002
Household Products & Wares 0.4%
Kronos Acquisition Holdings, Inc.
5.00%, due 12/31/26 (a)	2,890,000	2,644,350
Insurance 1.5%
Lincoln National Corp.
7.688% (3 Month LIBOR + 2.358%), due 5/17/66 (b)	6,418,000	4,244,724
MassMutual Global Funding II
2.95%, due 1/11/25 (a)	2,995,000	2,876,717
NMI Holdings, Inc.
7.375%, due 6/1/25 (a)	870,000	879,162
Protective Life Corp.
8.45%, due 10/15/39	1,564,000	1,857,921
Willis North America, Inc.
3.875%, due 9/15/49	840,000	610,310
		10,468,834
Internet 1.0%
Expedia Group, Inc.
3.25%, due 2/15/30	1,950,000	1,697,183
Match Group Holdings II LLC (a)
3.625%, due 10/1/31	1,975,000	1,623,331
5.00%, due 12/15/27	3,170,000	2,939,905
Meta Platforms, Inc.
4.95%, due 5/15/33	600,000	599,536
		6,859,955
Lodging 1.0%
Hyatt Hotels Corp.
1.80%, due 10/1/24	5,450,000	5,187,246
	Principal Amount	Value

Lodging (continued)
Marriott International, Inc.
3.75%, due 10/1/25	$ 1,860,000	$ 1,784,494
		6,971,740
Media 0.4%
CCO Holdings LLC
4.75%, due 3/1/30 (a)	835,000	713,995
DISH DBS Corp.
5.75%, due 12/1/28 (a)	1,445,000	1,074,767
Grupo Televisa SAB
5.25%, due 5/24/49	1,335,000	1,198,910
		2,987,672
Miscellaneous—Manufacturing 0.3%
Textron Financial Corp.
7.056% (3 Month LIBOR + 1.735%), due 2/15/42 (a)(b)	3,055,000	2,246,619
Oil & Gas 0.4%
Gazprom PJSC Via Gaz Capital SA
7.288%, due 8/16/37 (a)(e)	920,000	736,000
Marathon Petroleum Corp.
5.125%, due 12/15/26	2,425,000	2,401,086
		3,137,086
Packaging & Containers 0.1%
Berry Global, Inc.
4.875%, due 7/15/26 (a)	166,000	159,568
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)	943,000	933,737
		1,093,305
Pharmaceuticals 0.4%
Teva Pharmaceutical Finance Netherlands III BV
3.15%, due 10/1/26	10,000	8,960
4.75%, due 5/9/27	2,855,000	2,641,082
7.875%, due 9/15/29	10,000	10,305
		2,660,347
Pipelines 4.6%
Cheniere Corpus Christi Holdings LLC
2.742%, due 12/31/39	1,825,000	1,438,424
CNX Midstream Partners LP
4.75%, due 4/15/30 (a)	2,715,000	2,302,825
DCP Midstream Operating LP
3.25%, due 2/15/32	2,490,000	2,107,508
DT Midstream, Inc.
4.30%, due 4/15/32 (a)	1,660,000	1,436,693
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Enbridge, Inc.
5.70%, due 3/8/33	$ 1,295,000	$ 1,312,782
5.969%, due 3/8/26	2,440,000	2,443,823
Energy Transfer LP
Series H
6.50% (5 Year Treasury Constant Maturity Rate + 5.694%), due 11/15/26 (b)(d)	3,435,000	3,120,079
EnLink Midstream LLC
5.625%, due 1/15/28 (a)	785,000	759,631
Enterprise Products Operating LLC
3.95%, due 1/31/60	1,325,000	1,021,243
4.20%, due 1/31/50	545,000	455,496
Flex Intermediate Holdco LLC
3.363%, due 6/30/31 (a)	2,310,000	1,836,575
Hess Midstream Operations LP
4.25%, due 2/15/30 (a)	3,710,000	3,236,975
MPLX LP
4.00%, due 3/15/28	2,500,000	2,355,893
4.125%, due 3/1/27	1,780,000	1,703,173
Plains All American Pipeline LP
3.80%, due 9/15/30	1,330,000	1,180,092
Sabine Pass Liquefaction LLC
5.75%, due 5/15/24	2,710,000	2,705,337
Targa Resources Corp.
4.20%, due 2/1/33	935,000	827,604
Western Midstream Operating LP
5.50%, due 2/1/50 (f)	2,100,000	1,720,047
Williams Cos., Inc. (The)
3.50%, due 10/15/51	1,000,000	689,673
		32,653,873
Real Estate 0.1%
Realogy Group LLC
5.25%, due 4/15/30 (a)(g)	1,425,000	1,012,726
Real Estate Investment Trusts 0.8%
Iron Mountain, Inc. (a)
4.875%, due 9/15/29	2,254,000	2,017,637
5.25%, due 7/15/30	465,000	418,990
Starwood Property Trust, Inc.
3.625%, due 7/15/26 (a)	3,409,000	2,932,663
		5,369,290
Retail 0.6%
AutoNation, Inc.
4.75%, due 6/1/30	1,570,000	1,467,959
	Principal Amount	Value

Retail (continued)
Nordstrom, Inc.
4.25%, due 8/1/31	$ 3,200,000	$ 2,494,400
		3,962,359
Semiconductors 0.4%
Broadcom, Inc. (a)
3.469%, due 4/15/34	2,470,000	2,026,162
3.75%, due 2/15/51	910,000	669,200
		2,695,362
Telecommunications 0.6%
Altice France SA
5.125%, due 7/15/29 (a)	3,495,000	2,481,008
AT&T, Inc.
3.50%, due 9/15/53	1,860,000	1,316,723
T-Mobile USA, Inc.
2.625%, due 2/15/29	875,000	759,962
		4,557,693
Total Corporate Bonds (Cost $320,380,766)		283,310,369
Foreign Government Bonds 2.6%
Brazil 0.1%
Brazil Government Bond
3.75%, due 9/12/31	565,000	487,278
Chile 0.5%
Empresa Nacional del Petroleo
3.45%, due 9/16/31 (a)	4,005,000	3,340,571
Colombia 0.3%
Colombia Government Bond
3.25%, due 4/22/32	2,065,000	1,526,158
4.50%, due 1/28/26 (g)	650,000	618,266
		2,144,424
Mexico 1.7%
Comision Federal de Electricidad (a)
3.875%, due 7/26/33	3,255,000	2,508,333
4.677%, due 2/9/51	2,765,000	1,861,536
Mexico Government Bond
3.75%, due 4/19/71	2,230,000	1,484,747

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Foreign Government Bonds (continued)
Mexico (continued)
Petroleos Mexicanos
6.50%, due 3/13/27	$ 3,570,000	$ 3,176,326
6.75%, due 9/21/47	4,990,000	3,133,337
		12,164,279
Total Foreign Government Bonds (Cost $24,143,354)		18,136,552
Loan Assignments 0.2%
Diversified/Conglomerate Service 0.2%
TruGreen LP (b)
First Lien Second Refinancing Term Loan
9.202% (1 Month SOFR + 4.00%), due 11/2/27	939,270	861,781
Second Lien Initial Term Loan
13.773% (3 Month LIBOR + 8.50%), due 11/2/28	645,000	367,650
		1,229,431
Total Loan Assignments (Cost $1,569,076)		1,229,431
Mortgage-Backed Securities 34.2%
Agency (Collateralized Mortgage Obligations) 7.7%
FHLMC
REMIC, Series 4660
(zero coupon), due 1/15/33	1,930,830	1,456,903
REMIC, Series 5021, Class SA
(zero coupon) (SOFR 30A + 3.55%), due 10/25/50 (b)(h)	3,862,947	101,071
REMIC, Series 5164, Class SA
(zero coupon) (SOFR 30A + 3.75%), due 11/25/51 (b)(h)	9,028,912	276,900
REMIC, Series 5200, Class SA
(zero coupon) (SOFR 30A + 3.50%), due 2/25/52 (b)(h)	3,257,172	79,944
REMIC, Series 4839, Class WO
(zero coupon), due 8/15/56	1,166,134	818,262
REMIC, Series 4993, Class KS
0.90% (1 Month LIBOR + 6.05%), due 7/25/50 (b)(h)	4,998,274	652,185
REMIC, Series 5038, Class IB
2.50%, due 10/25/50 (h)	1,009,138	149,584
REMIC, Series 5149, Class LI
2.50%, due 10/25/51 (h)	5,069,719	639,679
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
FHLMC (continued)
REMIC, Series 5205, Class KI
3.00%, due 12/25/48 (h)	$ 2,319,203	$ 247,755
REMIC, Series 5152, Class BI
3.00%, due 7/25/50 (h)	3,678,851	604,774
REMIC, Series 5070, Class PI
3.00%, due 8/25/50 (h)	2,761,445	420,763
REMIC, Series 5023, Class LI
3.00%, due 10/25/50 (h)	1,707,064	276,271
REMIC, Series 5167, Class GI
3.00%, due 11/25/51 (h)	4,467,088	715,184
REMIC, Series 5191
3.50%, due 9/25/50 (h)	2,364,882	427,513
REMIC, Series 5036
3.50%, due 11/25/50 (h)	2,843,020	543,026
REMIC, Series 5040
3.50%, due 11/25/50 (h)	1,559,312	246,305
FHLMC, Strips
REMIC, Series 311
(zero coupon), due 8/15/43	830,940	624,209
REMIC, Series 311, Class S1
0.757% (1 Month LIBOR + 5.95%), due 8/15/43 (b)(h)	2,461,448	244,742
REMIC, Series 389, Class C35
2.00%, due 6/15/52 (h)	3,876,139	474,359
FNMA
REMIC, Series 2013-110, Class CO
(zero coupon), due 12/25/39	1,760,366	1,457,259
REMIC, Series 2013-105, Class QO
(zero coupon), due 5/25/40	501,950	413,856
REMIC, Series 2013-105, Class KO
(zero coupon), due 10/25/43	545,561	477,929
REMIC, Series 2013-110, Class DO
(zero coupon), due 11/25/43	682,884	558,923
REMIC, Series 2021-81, Class SA
(zero coupon) (SOFR 30A + 2.60%), due 12/25/51 (b)(h)	13,726,566	162,134
REMIC, Series 2022-3, Class YS
(zero coupon) (SOFR 30A + 2.55%), due 2/25/52 (b)(h)	10,804,348	120,924
REMIC, Series 2022-5, Class SN
(zero coupon) (SOFR 30A + 1.80%), due 2/25/52 (b)(h)	1,747,010	18,930
REMIC, Series 2022-10, Class SA
0.683% (SOFR 30A + 5.75%), due 2/25/52 (b)(h)	2,548,192	309,429
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FNMA (continued)
REMIC, Series 2021-40, Class SI
0.80% (1 Month LIBOR + 5.95%), due 9/25/47 (b)(h)	$ 3,219,409	$ 294,997
REMIC, Series 2016-57, Class SN
0.90% (1 Month LIBOR + 6.05%), due 6/25/46 (b)(h)	2,479,856	251,662
REMIC, Series 2019-32, Class SB
0.90% (1 Month LIBOR + 6.05%), due 6/25/49 (b)(h)	2,538,308	241,594
REMIC, Series 2020-23, Class PS
0.90% (1 Month LIBOR + 6.05%), due 2/25/50 (b)(h)	2,886,423	319,735
REMIC, Series 2016-19, Class SD
0.95% (1 Month LIBOR + 6.10%), due 4/25/46 (b)(h)	5,107,597	356,082
REMIC, Series 2021-7, Class EI
2.50%, due 2/25/51 (h)	1,313,008	188,942
REMIC, Series 2021-10, Class LI
2.50%, due 3/25/51 (h)	1,651,157	235,960
REMIC, Series 2021-12, Class JI
2.50%, due 3/25/51 (h)	2,043,392	298,667
REMIC, Series 2021-95, Class KI
2.50%, due 4/25/51 (h)	5,946,244	803,949
REMIC, Series 2021-54, Class HI
2.50%, due 6/25/51 (h)	818,260	98,067
REMIC, Series 2021-85, Class BI
3.00%, due 12/25/51 (h)	4,271,261	689,648
REMIC, Series 2021-8, Class ID
3.50%, due 3/25/51 (h)	2,730,099	530,223
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	1,392,194	1,279,671
FNMA, Strips (h)
REMIC, Series 426, Class C32
1.50%, due 2/25/52	7,106,693	666,432
REMIC, Series 427, Class C77
2.50%, due 9/25/51	4,801,950	704,279
GNMA
REMIC, Series 2019-136, Class YS
(zero coupon) (1 Month LIBOR + 2.83%), due 11/20/49 (b)(h)	706,513	9,496
REMIC, Series 2020-1, Class YS
(zero coupon) (1 Month LIBOR + 2.83%), due 1/20/50 (b)(h)	4,108,721	57,555
REMIC, Series 2020-129, Class SB
(zero coupon) (1 Month LIBOR + 3.20%), due 9/20/50 (b)(h)	5,811,614	93,830
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2021-97, Class SD
(zero coupon) (SOFR 30A + 2.60%), due 6/20/51 (b)(h)	$ 12,966,685	$ 178,912
REMIC, Series 2021-158, Class SB
(zero coupon) (SOFR 30A + 3.70%), due 9/20/51 (b)(h)	4,763,938	148,303
REMIC, Series 2021-205, Class DS
(zero coupon) (SOFR 30A + 3.20%), due 11/20/51 (b)(h)	9,526,079	135,508
REMIC, Series 2021-214, Class SA
(zero coupon) (SOFR 30A + 1.70%), due 12/20/51 (b)(h)	44,264,429	375,159
REMIC, Series 2022-19, Class SG
(zero coupon) (SOFR 30A + 2.45%), due 1/20/52 (b)(h)	7,601,644	71,727
REMIC, Series 2022-24, Class SC
(zero coupon) (SOFR 30A + 2.37%), due 2/20/52 (b)(h)	38,133,521	303,657
REMIC, Series 2023-56
(zero coupon), due 7/20/52	2,234,639	1,984,819
REMIC, Series 2023-66, Class OQ
(zero coupon), due 7/20/52	1,517,090	1,146,603
REMIC, Series 2023-53
(zero coupon), due 4/20/53	966,777	774,509
REMIC, Series 2020-183, Class HT
0.704% (SOFR 30A + 5.77%), due 12/20/50 (b)(h)	4,520,417	353,308
REMIC, Series 2020-34, Class SC
0.893% (1 Month LIBOR + 6.05%), due 3/20/50 (b)(h)	3,234,774	344,777
REMIC, Series 2020-166, Class CA
1.00%, due 11/20/50	3,095,410	2,296,125
REMIC, Series 2023-60, Class ES
1.067% (SOFR 30A + 11.20%), due 4/20/53 (b)	2,319,250	2,118,641
REMIC, Series 2020-146, Class SA
1.143% (1 Month LIBOR + 6.30%), due 10/20/50 (b)(h)	3,094,768	380,121
REMIC, Series 2020-167, Class SN
1.143% (1 Month LIBOR + 6.30%), due 11/20/50 (b)(h)	1,488,295	175,111
REMIC, Series 2021-179, Class SA
1.143% (1 Month LIBOR + 6.30%), due 11/20/50 (b)(h)	4,568,373	544,500
REMIC, Series 2020-189, Class SU
1.143% (1 Month LIBOR + 6.30%), due 12/20/50 (b)(h)	996,137	127,251

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2021-46, Class TS
1.143% (1 Month LIBOR + 6.30%), due 3/20/51 (b)(h)	$ 2,168,916	$ 262,131
REMIC, Series 2021-57, Class SA
1.143% (1 Month LIBOR + 6.30%), due 3/20/51 (b)(h)	3,524,754	418,034
REMIC, Series 2021-96, Class NS
1.143% (1 Month LIBOR + 6.30%), due 6/20/51 (b)(h)	5,677,014	663,625
REMIC, Series 2021-96, Class SN
1.143% (1 Month LIBOR + 6.30%), due 6/20/51 (b)(h)	3,919,818	444,679
REMIC, Series 2021-97, Class SM
1.143% (1 Month LIBOR + 6.30%), due 6/20/51 (b)(h)	4,118,962	510,804
REMIC, Series 2021-122, Class HS
1.143% (1 Month LIBOR + 6.30%), due 7/20/51 (b)(h)	3,610,742	460,107
REMIC, Series 2022-137, Class S
1.143% (1 Month LIBOR + 6.30%), due 7/20/51 (b)(h)	3,984,565	465,072
REMIC, Series 2021-96, Class JS
1.193% (1 Month LIBOR + 6.35%), due 6/20/51 (b)(h)	3,699,384	369,513
REMIC, Series 2023-86, Class SE
1.583% (SOFR 30A + 6.65%), due 9/20/50 (b)(h)	2,800,000	383,681
REMIC, Series 2021-41, Class FS
2.00% (SOFR 30A + 0.20%), due 10/20/50 (b)(h)	4,583,096	433,559
REMIC, Series 2020-166, Class IC
2.00%, due 11/20/50 (h)	1,978,132	200,773
REMIC, Series 2020-176, Class AI
2.00%, due 11/20/50 (h)	12,282,580	1,215,500
REMIC, Series 2020-185, Class BI
2.00%, due 12/20/50 (h)	2,261,564	251,695
REMIC, Series 2020-188
2.00%, due 12/20/50 (h)	4,275,218	436,754
REMIC, Series 2021-57, Class AI
2.00%, due 2/20/51 (h)	4,532,157	452,448
REMIC, Series 2021-49, Class YI
2.00%, due 3/20/51 (h)	612,935	66,427
REMIC, Series 2021-205, Class GA
2.00%, due 11/20/51	850,649	701,398
REMIC, Series 2022-10, Class IC
2.00%, due 11/20/51 (h)	3,261,628	386,523
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2023-66, Class MP
2.167% (SOFR 30A + 12.30%), due 5/20/53 (b)	$ 2,247,438	$ 2,093,945
REMIC, Series 2021-97, Class IN
2.50%, due 8/20/49 (h)	5,522,150	563,236
REMIC, Series 2019-159, Class P
2.50%, due 9/20/49	1,605,753	1,391,869
REMIC, Series 2022-1, Class IA
2.50%, due 6/20/50 (h)	820,325	108,089
REMIC, Series 2020-122, Class IW
2.50%, due 7/20/50 (h)	2,824,126	363,175
REMIC, Series 2020-151, Class TI
2.50%, due 10/20/50 (h)	2,638,067	342,984
REMIC, Series 2021-56, Class FE
2.50% (SOFR 30A + 0.20%), due 10/20/50 (b)(h)	5,119,045	582,347
REMIC, Series 2020-173, Class EI
2.50%, due 11/20/50 (h)	2,926,682	395,003
REMIC, Series 2021-1, Class PI
2.50%, due 12/20/50 (h)	1,448,336	183,783
REMIC, Series 2021-137, Class HI
2.50%, due 8/20/51 (h)	3,194,822	435,162
REMIC, Series 2021-149, Class CI
2.50%, due 8/20/51 (h)	4,124,044	532,243
REMIC, Series 2021-177, Class CI
2.50%, due 10/20/51 (h)	3,057,611	396,976
REMIC, Series 2022-83
2.50%, due 11/20/51 (h)	4,484,246	584,776
REMIC, Series 2021-44, Class IQ
3.00%, due 3/20/51 (h)	5,546,077	818,300
REMIC, Series 2021-74, Class HI
3.00%, due 4/20/51 (h)	557,410	79,650
REMIC, Series 2021-97, Class FA
3.00% (SOFR 30A + 0.40%), due 6/20/51 (b)	1,024,138	863,100
REMIC, Series 2021-98, Class IN
3.00%, due 6/20/51 (h)	1,833,422	314,379
REMIC, Series 2022-207
3.00%, due 8/20/51 (h)	2,919,996	437,094
REMIC, Series 2021-158, Class NI
3.00%, due 9/20/51 (h)	4,728,479	698,951
REMIC, Series 2021-177, Class IM
3.00%, due 10/20/51 (h)	3,856,751	514,907
REMIC, Series 2023-19, Class CI
3.00%, due 11/20/51 (h)	3,812,023	538,590
REMIC, Series 2023-63, Class MA
3.50%, due 5/20/50	1,683,172	1,532,589
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2021-146, Class IN
3.50%, due 8/20/51 (h)	$ 3,408,828	$ 526,950
		53,519,454
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 11.6%
BAMLL Commercial Mortgage Securities Trust (a)(b)
Series 2022-DKLX, Class E
9.274% (1 Month SOFR + 4.127%), due 1/15/39	1,335,000	1,270,015
Series 2022-DKLX, Class F
10.104% (1 Month SOFR + 4.957%), due 1/15/39	1,850,000	1,746,427
Bayview Commercial Asset Trust
Series 2005-3A, Class A1
5.47% (1 Month LIBOR + 0.48%), due 11/25/35 (a)(b)	873,924	790,256
BX Commercial Mortgage Trust (a)
Series 2020-VIV2, Class C
3.66%, due 3/9/44 (i)	2,240,000	1,827,427
Series 2020-VIV3, Class B
3.662%, due 3/9/44 (i)	1,160,000	973,670
Series 2020-VIVA, Class D
3.667%, due 3/11/44 (i)	2,515,000	2,003,295
Series 2021-VOLT, Class D
6.843% (1 Month LIBOR + 1.65%), due 9/15/36 (b)	1,750,000	1,654,493
BX Trust (a)
Series 2019-OC11, Class B
3.605%, due 12/9/41	300,000	257,343
Series 2019-OC11, Class C
3.856%, due 12/9/41	975,000	826,353
Series 2019-OC11, Class D
4.075%, due 12/9/41 (i)	1,085,000	901,325
Series 2019-OC11, Class E
4.075%, due 12/9/41 (i)	3,505,000	2,809,539
Series 2023-LIFE, Class C
5.884%, due 2/15/28	500,000	476,670
Series 2021-MFM1, Class C
6.461% (1 Month SOFR + 1.314%), due 1/15/34 (b)	2,852,894	2,777,638
Series 2018-GW, Class C
6.663% (1 Month LIBOR + 1.47%), due 5/15/35 (b)	1,145,000	1,125,545
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Trust (a) (continued)
Series 2021-MFM1, Class D
6.761% (1 Month SOFR + 1.614%), due 1/15/34 (b)	$ 2,795,474	$ 2,714,712
Series 2021-LBA, Class DV
6.861% (1 Month SOFR + 1.714%), due 2/15/36 (b)	2,300,000	2,154,482
Series 2021-RISE, Class D
6.943% (1 Month LIBOR + 1.75%), due 11/15/36 (b)	3,095,000	2,978,529
Series 2021-ARIA, Class E
7.437% (1 Month LIBOR + 2.245%), due 10/15/36 (b)	3,200,000	3,015,349
BXHPP Trust (a)(b)
Series 2021-FILM, Class C
6.293% (1 Month LIBOR + 1.10%), due 8/15/36	1,675,000	1,495,701
Series 2021-FILM, Class D
6.693% (1 Month LIBOR + 1.50%), due 8/15/36	1,675,000	1,484,261
BXSC Commercial Mortgage Trust
Series 2022-WSS, Class D
8.335% (1 Month SOFR + 3.188%), due 3/15/35 (a)(b)	1,675,000	1,645,595
COMM Mortgage Trust
Series 2012-CR4, Class AM
3.251%, due 10/15/45	1,705,000	1,424,698
CSMC WEST Trust
Series 2020-WEST, Class A
3.04%, due 2/15/35 (a)	2,657,500	1,966,718
DROP Mortgage Trust
Series 2021-FILE, Class A
6.343% (1 Month LIBOR + 1.15%), due 10/15/43 (a)(b)	1,505,000	1,368,974
Extended Stay America Trust
Series 2021-ESH, Class D
7.444% (1 Month LIBOR + 2.25%), due 7/15/38 (a)(b)	4,077,575	3,962,438
FREMF Mortgage Trust (a)(i)
REMIC, Series 2017-K71, Class B
3.88%, due 11/25/50	485,000	446,159
REMIC, Series 2019-K97, Class B
3.896%, due 9/25/51	1,150,000	1,037,930
REMIC, Series 2017-K63, Class C
4.011%, due 2/25/50	1,925,000	1,786,427
REMIC, Series 2018-K154, Class B
4.162%, due 11/25/32	2,450,000	2,109,510

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
FREMF Mortgage Trust (a)(i) (continued)
REMIC, Series 2018-K78, Class B
4.267%, due 6/25/51	$ 855,000	$ 796,524
REMIC, Series 2018-K82, Class C
4.27%, due 9/25/28	1,695,000	1,550,490
REMIC, Series 2018-K155, Class B
4.308%, due 4/25/33	2,975,000	2,598,471
REMIC, Series 2018-K84, Class C
4.314%, due 10/25/28	610,000	561,487
REMIC, Series 2018-K81, Class B
4.315%, due 9/25/51	140,000	130,769
REMIC, Series 2018-K81, Class C
4.315%, due 9/25/51	2,020,000	1,866,604
REMIC, Series 2018-K76, Class B
4.351%, due 6/25/51	420,000	392,892
REMIC, Series 2018-K79, Class B
4.351%, due 7/25/51	535,000	500,251
REMIC, Series 2018-K80, Class C
4.376%, due 8/25/50	1,385,000	1,282,525
REMIC, Series 2019-K88, Class C
4.529%, due 2/25/52	2,185,000	2,018,320
Hudson Yards Mortgage Trust
Series 2019-30HY, Class A
3.228%, due 7/10/39 (a)	945,000	811,233
J.P. Morgan Chase Commercial Mortgage Securities Trust
Series 2019-OSB, Class A
3.397%, due 6/5/39 (a)	810,000	699,063
Manhattan West Mortgage Trust
Series 2020-1MW, Class A
2.13%, due 9/10/39 (a)	1,660,000	1,416,125
Multifamily Connecticut Avenue Securities Trust (a)(b)
Series 2019-01, Class M10
8.40% (1 Month LIBOR + 3.25%), due 10/25/49	3,794,685	3,661,871
Series 2020-01, Class M10
8.90% (1 Month LIBOR + 3.75%), due 3/25/50	2,130,000	2,040,114
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	3,435,000	2,788,788
SLG Office Trust
Series 2021-OVA, Class F
2.851%, due 7/15/41 (a)	2,130,000	1,451,200
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
SMRT
Series 2022-MINI, Class D
7.097% (1 Month SOFR + 1.95%), due 1/15/39 (a)(b)	$ 3,400,000	$ 3,208,125
Wells Fargo Commercial Mortgage Trust
Series 2018-AUS, Class A
4.194%, due 8/17/36 (a)(i)	2,520,000	2,271,059
WFRBS Commercial Mortgage Trust
Series 2014-C21, Class AS
3.891%, due 8/15/47	2,560,000	2,429,558
		81,506,948
Whole Loan (Collateralized Mortgage Obligations) 14.9%
Alternative Loan Trust
Series 2005-31, Class 1A1
5.71% (1 Month LIBOR + 0.56%), due 8/25/35 (b)	2,145,187	1,896,167
CIM Trust
Series 2021-J2, Class AIOS
0.21%, due 4/25/51 (a)(h)(j)	52,198,640	506,713
Connecticut Avenue Securities Trust (a)(b)
Series 2021-R03, Class 1M2
6.717% (SOFR 30A + 1.65%), due 12/25/41	1,215,000	1,175,615
Series 2022-R01, Class 1M2
6.967% (SOFR 30A + 1.90%), due 12/25/41	690,000	672,322
Series 2020-R02, Class 2M2
7.15% (1 Month LIBOR + 2.00%), due 1/25/40	1,386,140	1,387,480
Series 2021-R01, Class 1B1
8.167% (SOFR 30A + 3.10%), due 10/25/41	4,575,000	4,513,669
Series 2022-R04, Class 1M2
8.167% (SOFR 30A + 3.10%), due 3/25/42	855,000	863,440
Series 2022-R01, Class 1B1
8.217% (SOFR 30A + 3.15%), due 12/25/41	1,305,000	1,282,163
Series 2020-SBT1, Class 1M2
8.80% (1 Month LIBOR + 3.65%), due 2/25/40	2,325,000	2,397,656
Series 2022-R02, Class 2B1
9.567% (SOFR 30A + 4.50%), due 1/25/42	1,105,000	1,109,139
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR REMIC Trust (a)(b)
Series 2021-DNA6, Class M2
6.567% (SOFR 30A + 1.50%), due 10/25/41	$ 1,120,000	$ 1,092,000
Series 2022-DNA1, Class M1B
6.917% (SOFR 30A + 1.85%), due 1/25/42	1,000,000	967,796
Series 2020-DNA6, Class M2
7.067% (SOFR 30A + 2.00%), due 12/25/50	3,451,363	3,461,040
Series 2021-HQA2, Class M2
7.117% (SOFR 30A + 2.05%), due 12/25/33	3,810,000	3,695,700
Series 2021-HQA3, Class M2
7.167% (SOFR 30A + 2.10%), due 9/25/41	3,320,000	3,154,000
Series 2021-HQA1, Class M2
7.317% (SOFR 30A + 2.25%), due 8/25/33	3,318,102	3,268,494
Series 2020-HQA1, Class B1
7.50% (1 Month LIBOR + 2.35%), due 1/25/50	2,305,000	2,239,912
Series 2020-DNA2, Class B1
7.65% (1 Month LIBOR + 2.50%), due 2/25/50	3,860,000	3,821,400
Series 2021-DNA1, Class B1
7.717% (SOFR 30A + 2.65%), due 1/25/51	2,230,000	2,163,100
Series 2021-HQA1, Class B1
8.067% (SOFR 30A + 3.00%), due 8/25/33	4,045,000	3,802,300
Series 2020-DNA6, Class B1
8.067% (SOFR 30A + 3.00%), due 12/25/50	750,000	739,263
Series 2021-DNA5, Class B1
8.117% (SOFR 30A + 3.05%), due 1/25/34	4,450,000	4,372,384
Series 2021-HQA2, Class B1
8.217% (SOFR 30A + 3.15%), due 12/25/33	2,990,000	2,825,550
Series 2021-HQA3, Class B1
8.417% (SOFR 30A + 3.35%), due 9/25/41	4,000,000	3,840,109
Series 2021-DNA6, Class B1
8.467% (SOFR 30A + 3.40%), due 10/25/41	3,110,000	3,098,342
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR REMIC Trust (a)(b) (continued)
Series 2022-DNA1, Class B1
8.467% (SOFR 30A + 3.40%), due 1/25/42	$ 4,075,000	$ 3,912,098
Series 2021-DNA3, Class B1
8.567% (SOFR 30A + 3.50%), due 10/25/33	1,490,000	1,491,863
Series 2021-DNA7, Class B1
8.717% (SOFR 30A + 3.65%), due 11/25/41	1,000,000	995,000
Series 2022-DNA2, Class M2
8.817% (SOFR 30A + 3.75%), due 2/25/42	2,895,000	2,913,079
FHLMC STACR Trust (a)(b)
Series 2019-DNA3, Class B1
8.40% (1 Month LIBOR + 3.25%), due 7/25/49	2,645,000	2,718,557
Series 2019-DNA2, Class B1
9.50% (1 Month LIBOR + 4.35%), due 3/25/49	1,900,000	2,021,805
Series 2019-DNA1, Class B1
9.80% (1 Month LIBOR + 4.65%), due 1/25/49	1,620,000	1,749,600
Series 2018-HQA2, Class B2
16.15% (1 Month LIBOR + 11.00%), due 10/25/48	2,235,000	2,656,077
FHLMC Structured Agency Credit Risk Debt Notes
Series 2021-DNA2, Class B1
8.467% (SOFR 30A + 3.40%), due 8/25/33 (a)(b)	1,765,000	1,781,547
FNMA (b)
Series 2021-R02, Class 2M2
7.067% (SOFR 30A + 2.00%), due 11/25/41 (a)	535,000	520,654
Series 2021-R02, Class 2B1
8.367% (SOFR 30A + 3.30%), due 11/25/41 (a)	1,630,000	1,617,781
Series 2018-C01, Class 1B1
8.70% (1 Month LIBOR + 3.55%), due 7/25/30	3,805,000	4,006,168
Series 2018-C03, Class 1B1
8.90% (1 Month LIBOR + 3.75%), due 10/25/30	1,775,000	1,882,985
Series 2018-C06, Class 2B1
9.25% (1 Month LIBOR + 4.10%), due 3/25/31	2,180,000	2,336,630

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP MacKay Strategic Bond Portfolio

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
FNMA (b) (continued)
Series 2018-C04, Class 2B1
9.65% (1 Month LIBOR + 4.50%), due 12/25/30	$ 1,765,000	$ 1,915,572
Galton Funding Mortgage Trust
Series 2018-2, Class A51
4.50%, due 10/25/58 (a)(j)	407,827	385,440
GreenPoint Mortgage Funding Trust
Series 2007-AR3, Class A1
5.59% (1 Month LIBOR + 0.44%), due 6/25/37 (b)	470,710	413,694
MASTR Alternative Loan Trust
Series 2005-5, Class 3A1
5.75%, due 8/25/35	1,538,052	825,013
New Residential Mortgage Loan Trust (a)
Series 2019-5A, Class B7
4.339%, due 8/25/59 (i)	3,275,411	1,939,431
Series 2019-4A, Class B6
4.644%, due 12/25/58 (j)	3,115,848	1,876,908
Series 2019-2A, Class B6
4.849%, due 12/25/57 (j)	1,146,067	731,138
Sequoia Mortgage Trust (a)
Series 2021-4, Class A1
0.166%, due 6/25/51 (h)(i)	37,862,139	313,480
Series 2018-7, Class B3
4.254%, due 9/25/48 (j)	1,514,811	1,275,962
STACR Trust (a)(b)
Series 2018-HRP2, Class M3
7.55% (1 Month LIBOR + 2.40%), due 2/25/47	1,971,230	1,989,692
Series 2018-HRP2, Class B1
9.35% (1 Month LIBOR + 4.20%), due 2/25/47	3,100,000	3,313,941
WaMu Mortgage Pass-Through Certificates Trust
Series 2006-AR9, Class 2A
5.024% (12 Month Monthly Treasury Average Index + 1.048%), due 8/25/46 (b)	750,592	614,933
		104,544,802
Total Mortgage-Backed Securities (Cost $249,535,748)		239,571,204
	Principal Amount	Value
Municipal Bond 0.3%
California 0.3%
Regents of the University of California Medical Center, Pooled Revenue Bonds
Series N
3.006%, due 5/15/50	$ 3,030,000	$ 2,136,723
Total Municipal Bond (Cost $3,030,000)		2,136,723
U.S. Government & Federal Agencies 5.3%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Security) 0.2%
UMBS Pool, 30 Year
5.00%, due 11/1/52	1,502,211	1,472,799
Federal National Mortgage Association (Mortgage Pass-Through Securities) 4.3%
UMBS, 30 Year
4.00%, due 6/1/52	12,326,099	11,573,989
4.00%, due 7/1/52	2,408,778	2,261,797
5.00%, due 11/1/52	7,657,248	7,503,849
5.00%, due 3/1/53	3,208,174	3,143,901
5.00%, due 3/1/53	694,419	681,132
5.50%, due 11/1/52	1,021,735	1,020,103
5.50%, due 2/1/53	1,772,452	1,763,984
5.50%, due 6/1/53	340,000	338,501
6.00%, due 3/1/53	1,729,700	1,744,851
		30,032,107
United States Treasury Note 0.8%
U.S. Treasury Notes
3.875%, due 4/30/25	6,060,000	5,942,114
Total U.S. Government & Federal Agencies (Cost $38,376,716)		37,447,020
Total Long-Term Bonds (Cost $753,503,659)		688,281,691

	Shares
Short-Term Investments 1.3%
Affiliated Investment Company 1.2%
MainStay U.S. Government Liquidity Fund, 5.06% (k)	7,982,004	7,982,004
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Companies 0.1%
Goldman Sachs Financial Square Government Fund, 5.122% (k)(l)	100,000	$ 100,000
Invesco Government & Agency Portfolio, 5.158% (k)(l)	863,338	863,338
Total Unaffiliated Investment Companies (Cost $963,338)		963,338
Total Short-Term Investments (Cost $8,945,342)		8,945,342
Total Investments (Cost $762,449,001)	99.5%	697,227,033
Other Assets, Less Liabilities	0.5	3,580,509
Net Assets	100.0%	$ 700,807,542

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2023.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2023.
(d)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Illiquid security—As of June 30, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $736,000, which represented 0.1% of the Portfolio’s net assets.
(f)	Step coupon—Rate shown was the rate in effect as of June 30, 2023.
(g)	All or a portion of this security was held on loan. As of June 30, 2023, the aggregate market value of securities on loan was $930,726. The Portfolio received cash collateral with a value of $963,338. (See Note 2(J))
(h)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(i)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2023.
(j)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2023.
(k)	Current yield as of June 30, 2023.
(l)	Represents a security purchased with cash collateral received for securities on loan.

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 7,729	$ 84,611	$ (84,358)	$ —	$ —	$ 7,982	$ 128	$ —	7,982
Futures Contracts
As of June 30, 2023, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 10 Year Ultra Bonds	745	September 2023	$ 88,998,694	$ 88,235,938	$ (762,756)
U.S. Treasury Long Bonds	76	September 2023	9,637,349	9,644,875	7,526
U.S. Treasury Ultra Bonds	14	September 2023	1,911,866	1,907,063	(4,803)
Total Long Contracts					(760,033)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP MacKay Strategic Bond Portfolio

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 2 Year Notes	(581)	September 2023	$ (119,600,425)	$ (118,142,719)	$ 1,457,706
U.S. Treasury 5 Year Notes	(998)	September 2023	(108,644,272)	(106,879,563)	1,764,709
U.S. Treasury 10 Year Notes	(203)	September 2023	(23,090,123)	(22,789,922)	300,201
Total Short Contracts					3,522,616
Net Unrealized Appreciation					$ 2,762,583

1.	As of June 30, 2023, cash in the amount of $1,719,823 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2023.
Abbreviation(s):
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FREMF—Freddie Mac Multifamily
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
UMBS—Uniform Mortgage Backed Securities
USISDA—U.S. dollar International Swaps and Derivatives Association
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 106,450,392	$ —	$ 106,450,392
Corporate Bonds	—	283,310,369	—	283,310,369
Foreign Government Bonds	—	18,136,552	—	18,136,552
Loan Assignments	—	1,229,431	—	1,229,431
Mortgage-Backed Securities	—	239,571,204	—	239,571,204
Municipal Bond	—	2,136,723	—	2,136,723
U.S. Government & Federal Agencies	—	37,447,020	—	37,447,020
Total Long-Term Bonds	—	688,281,691	—	688,281,691
Short-Term Investments
Affiliated Investment Company	7,982,004	—	—	7,982,004
Unaffiliated Investment Companies	963,338	—	—	963,338
Total Short-Term Investments	8,945,342	—	—	8,945,342
Total Investments in Securities	8,945,342	688,281,691	—	697,227,033
Other Financial Instruments
Futures Contracts (b)	3,530,142	—	—	3,530,142
Total Investments in Securities and Other Financial Instruments	$ 12,475,484	$ 688,281,691	$ —	$ 700,757,175
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (767,559)	$ —	$ —	$ (767,559)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP MacKay Strategic Bond Portfolio

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $754,466,997) including securities on loan of $930,726	$689,245,029
Investment in affiliated investment companies, at value (identified cost $7,982,004)	7,982,004
Cash denominated in foreign currencies (identified cost $436)	445
Cash collateral on deposit at broker for futures contracts	1,719,823
Receivables:
Interest	5,030,955
Investment securities sold	467,885
Variation margin on futures contracts	170,541
Portfolio shares sold	117,848
Securities lending	313
Other assets	7,696
Total assets	704,742,539
Liabilities
Cash collateral received for securities on loan	963,338
Due to custodian	475,140
Payables:
Investment securities purchased	1,109,144
Portfolio shares redeemed	808,970
Manager (See Note 3)	337,821
NYLIFE Distributors (See Note 3)	139,308
Professional fees	37,697
Shareholder communication	35,025
Custodian	15,811
Accrued expenses	12,743
Total liabilities	3,934,997
Net assets	$700,807,542
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 76,107
Additional paid-in-capital	793,963,504
794,039,611
Total distributable earnings (loss)	(93,232,069)
Net assets	$700,807,542
Initial Class
Net assets applicable to outstanding shares	$ 24,075,798
Shares of beneficial interest outstanding	2,606,143
Net asset value per share outstanding	$ 9.24
Service Class
Net assets applicable to outstanding shares	$676,731,744
Shares of beneficial interest outstanding	73,500,360
Net asset value per share outstanding	$ 9.21

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 18,725,139
Dividends-affiliated	127,804
Securities lending, net	11,713
Other	25,733
Total income	18,890,389
Expenses
Manager (See Note 3)	2,078,388
Distribution/Service—Service Class (See Note 3)	860,208
Professional fees	58,742
Custodian	27,977
Trustees	9,149
Shareholder communication	316
Miscellaneous	9,081
Total expenses	3,043,861
Net investment income (loss)	15,846,528
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(16,586,687)
Futures transactions	704,272
Swap transactions	454,364
Net realized gain (loss)	(15,428,051)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	23,954,505
Futures contracts	2,843,898
Swap contracts	(450,108)
Translation of other assets and liabilities in foreign currencies	9
Net change in unrealized appreciation (depreciation)	26,348,304
Net realized and unrealized gain (loss)	10,920,253
Net increase (decrease) in net assets resulting from operations	$ 26,766,781
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP MacKay Strategic Bond Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 15,846,528	$ 26,576,158
Net realized gain (loss)	(15,428,051)	6,455,834
Net change in unrealized appreciation (depreciation)	26,348,304	(101,796,224)
Net increase (decrease) in net assets resulting from operations	26,766,781	(68,764,232)
Distributions to shareholders:
Initial Class	(563,181)	(806,220)
Service Class	(15,768,044)	(25,435,101)
	(16,331,225)	(26,241,321)
Distributions to shareholders from return of capital:
Initial Class	—	(8,594)
Service Class	—	(271,136)
	—	(279,730)
Total distributions to shareholders	(16,331,225)	(26,521,051)
Capital share transactions:
Net proceeds from sales of shares	17,510,840	18,852,102
Net asset value of shares issued to shareholders in reinvestment of distributions	16,331,225	26,521,051
Cost of shares redeemed	(66,664,952)	(184,274,909)
Increase (decrease) in net assets derived from capital share transactions	(32,822,887)	(138,901,756)
Net increase (decrease) in net assets	(22,387,331)	(234,187,039)
Net Assets
Beginning of period	723,194,873	957,381,912
End of period	$700,807,542	$ 723,194,873
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.11	$ 10.19	$ 10.25	$ 9.92	$ 9.60	$ 10.06
Net investment income (loss) (a)	0.22	0.34	0.29	0.28	0.29	0.30
Net realized and unrealized gain (loss)	0.14	(1.08)	(0.10)	0.32	0.38	(0.43)
Total from investment operations	0.36	(0.74)	0.19	0.60	0.67	(0.13)
Less distributions:
From net investment income	(0.23)	(0.34)	(0.25)	(0.26)	(0.35)	(0.33)
Return of capital	—	(0.00)‡	—	(0.01)	—	—
Total distributions	(0.23)	(0.34)	(0.25)	(0.27)	(0.35)	(0.33)
Net asset value at end of period	$ 9.24	$ 9.11	$ 10.19	$ 10.25	$ 9.92	$ 9.60
Total investment return (b)	3.90%	(7.24)%	1.96%	6.12%	7.06%	(1.21)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.70%††	3.54%	2.80%	2.84%	2.96%	3.04%
Net expenses (c)	0.61%††	0.62%	0.62%(d)	0.70%(d)	0.76%(d)	0.75%(d)
Portfolio turnover rate	31%	60%	62%	52%(e)	51%(e)	33%
Net assets at end of period (in 000's)	$ 24,076	$ 21,924	$ 24,820	$ 22,538	$ 49,296	$ 116,901

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
December 31, 2021	0.61%	0.01%
December 31, 2020	0.62%	0.08%
December 31, 2019	0.61%	0.15%
December 31, 2018	0.60%	0.15%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 51% and 45% for the years ended December 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP MacKay Strategic Bond Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Service Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.08	$ 10.16	$ 10.21	$ 9.89	$ 9.57	$ 10.03
Net investment income (loss) (a)	0.20	0.31	0.26	0.26	0.26	0.28
Net realized and unrealized gain (loss)	0.14	(1.07)	(0.08)	0.30	0.39	(0.43)
Total from investment operations	0.34	(0.76)	0.18	0.56	0.65	(0.15)
Less distributions:
From net investment income	(0.21)	(0.32)	(0.23)	(0.23)	(0.33)	(0.31)
Return of capital	—	(0.00)‡	—	(0.01)	—	—
Total distributions	(0.21)	(0.32)	(0.23)	(0.24)	(0.33)	(0.31)
Net asset value at end of period	$ 9.21	$ 9.08	$ 10.16	$ 10.21	$ 9.89	$ 9.57
Total investment return (b)	3.78%	(7.47)%	1.71%	5.86%	6.80%	(1.46)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.45%††	3.26%	2.53%	2.59%	2.66%	2.79%
Net expenses (c)	0.86%††	0.87%	0.87%(d)	0.93%(d)	1.01%(d)	1.00%(d)
Portfolio turnover rate	31%	60%	62%	52%(e)	51%(e)	33%
Net assets at end of period (in 000's)	$ 676,732	$ 701,271	$ 932,562	$ 969,321	$ 990,736	$ 999,100

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
December 31, 2021	0.86%	0.01%
December 31, 2020	0.86%	0.07%
December 31, 2019	0.86%	0.15%
December 31, 2018	0.85%	0.15%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 51% and 45% for the years ended December 31, 2020 and 2019, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Strategic Bond Portfolio (the "Portfolio"), a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	April 29, 2011
Service Class	April 29, 2011
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek total return by investing primarily in domestic and foreign debt securities.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a

32	MainStay VP MacKay Strategic Bond Portfolio

framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each
33

Notes to Financial Statements (Unaudited) (continued)
valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Portfolio as of June 30, 2023 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Portfolio's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Portfolio. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Portfolio's procedures described above. The liquidity of the Portfolio's investments was determined as of June 30, 2023, and can change at any time. Illiquid investments as of June 30, 2023, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly  and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.

34	MainStay VP MacKay Strategic Bond Portfolio

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2023, are shown in the Portfolio of Investments.
(H) Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the London Interbank Offered Rate ("LIBOR") or an alternative reference rate.
The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the
35

Notes to Financial Statements (Unaudited) (continued)
Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2023, the Portfolio did not hold any unfunded commitments.
(I) Swap Contracts. The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio's current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of June 30, 2023, the Portfolio did not hold any swap positions.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, leverage, liquidity, operational, counterparty and legal/documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions, among other risks.
(J) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of June 30, 2023, are shown in the Portfolio of Investments.

36	MainStay VP MacKay Strategic Bond Portfolio

(K) Debt and Foreign Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Portfolio primarily invests in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Portfolio’s NAVs could go down and you could lose money.
In addition, loans generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The
Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(L) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(M) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for
37

Notes to Financial Statements (Unaudited) (continued)
interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on Secured Overnight Financing Rate ("SOFR") (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Portfolio's investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Portfolio.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Portfolio.
(N) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(O) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.
The Portfolio entered into futures contracts in order to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds.
Fair value of derivative instruments as of June 30, 2023:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$3,530,142	$3,530,142
Total Fair Value	$3,530,142	$3,530,142

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(767,559)	$(767,559)
Total Fair Value	$(767,559)	$(767,559)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Transactions	$ 704,272	$ 704,272
Swap Transactions	454,364	454,364
Total Net Realized Gain (Loss)	$1,158,636	$1,158,636

38	MainStay VP MacKay Strategic Bond Portfolio

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$2,843,898	$2,843,898
Swap Contracts	(450,108)	(450,108)
Total Net Change in Unrealized Appreciation (Depreciation)	$2,393,790	$2,393,790

Average Notional Amount	Total
Futures Contracts Long	$ 107,034,070
Futures Contracts Short	$(203,289,858)
Swap Contracts Long (a)	$ 100,000,000

(a)	Positions were open for two months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio's average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion. During the six-month period ended June 30, 2023, the effective management fee rate was 0.58%.
During the six-month period ended June 30, 2023, New York Life Investments earned fees from the Portfolio in the amount of $2,078,388 and paid the Subadvisor fees of $1,039,192.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$762,524,633	$3,572,953	$(68,870,553)	$(65,297,600)
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $14,843,411, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—	$14,843
39

Notes to Financial Statements (Unaudited) (continued)
During the year ended December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$26,241,321
Return of Capital	279,730
Total	$26,521,051
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2023, purchases and sales of U.S. government securities were $60,414 and $84,495, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $159,268 and $160,595, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2023 and the year ended December 31, 2022, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	216,941	$ 2,017,662
Shares issued to shareholders in reinvestment of distributions	61,037	563,181
Shares redeemed	(78,165)	(729,479)
Net increase (decrease)	199,813	$ 1,851,364
Year ended December 31, 2022:
Shares sold	89,545	$ 852,271
Shares issued to shareholders in reinvestment of distributions	88,439	814,814
Shares redeemed	(206,737)	(1,972,794)
Net increase (decrease)	(28,753)	$ (305,709)

Service Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	1,670,110	$ 15,493,178
Shares issued to shareholders in reinvestment of distributions	1,714,743	15,768,044
Shares redeemed	(7,108,340)	(65,935,473)
Net increase (decrease)	(3,723,487)	$ (34,674,251)
Year ended December 31, 2022:
Shares sold	1,908,507	$ 17,999,831
Shares issued to shareholders in reinvestment of distributions	2,796,524	25,706,237
Shares redeemed	(19,275,558)	(182,302,115)
Net increase (decrease)	(14,570,527)	$(138,596,047)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.

40	MainStay VP MacKay Strategic Bond Portfolio

Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Portfolio, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2023, events and transactions subsequent to June 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
41

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk. A Portfolio's liquidity risk is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The Board of Trustees of MainStay VP Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
42	MainStay VP MacKay Strategic Bond Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
43

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

2023 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5029527	MSVPUB10-08/23
(NYLIAC) NI532

MainStay VP Allocation Portfolios

Message from the President and Semiannual Report
Unaudited  |  June 30, 2023
MainStay VP Conservative Allocation Portfolio
MainStay VP Moderate Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Equity Allocation Portfolio
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended June 30, 2023. Markets reacted positively to several developments – easing inflationary pressures and softening monetary policy – the most prominent among them.
At the start of the reporting period, high levels of inflation had already begun to show signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.06% in June 2022, the annualized U.S. inflation rate as measured by the Consumer Price Index fell to 6.41% in January 2023, and to 2.97% in June 2023, according to the most recent figures. At the same time, the Fed increased the benchmark federal funds rate, from 4.25%–4.50% at the beginning of the reporting period, to 5.00%–5.25% as of June 30, 2023. While the Fed signaled that further rate increases were likely in 2023, the Fed also appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a negative note, rising interest rates contributed to the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry, and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the S&P 500® Index’s strongest sector, followed by consumer discretionary. However, the communications services, utilities and energy sectors lost substantial ground as value-oriented stocks fell out of favor and oil prices declined, with financials and health care shares dipping more mildly. While international markets rose, they generally trailed the U.S. market, with developed international markets outperforming their emerging markets counterparts.
Corporate bond prices trended moderately higher amid high volatility, bolstered by positive inflationary and interest rate trends in the United States while constrained by banking industry turmoil. After years of low yields and tight credit spreads, the sector benefited from more attractive valuations and income opportunities. Markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. Long-term rates remained lower than short-term rates throughout the reporting period, a yield curve inversion that reminded investors of the uncertainties implicit in the current economic environment. U.S. Treasury bonds provided more modest gains, with the positive impact of declining inflation largely balanced by the negative impact of high consumer prices.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the long-term focus, unique perspectives and commitment to client service you expect.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

MainStay VP Conservative Allocation Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/13/2006	5.03%	6.54%	3.47%	4.41%	0.50%
Service Class Shares	2/13/2006	4.90	6.27	3.21	4.15	0.75

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[2]	2.09%	-0.94%	0.77%	1.52%
S&P 500® Index[3]	16.89	19.59	12.31	12.86
MSCI EAFE® Index (Net)[4]	11.67	18.77	4.39	5.41
Conservative Allocation Composite Index[5]	7.36	7.06	4.85	5.45
Morningstar Moderately Conservative Allocation Category Average[6]	5.34	5.41	3.59	4.33

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index as its primary benchmark as a replacement for the S&P 500® Index because it believes that the Bloomberg U.S. Aggregate Bond Index is more reflective of its principal investment strategies. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
3.	The S&P 500® Index is the Portfolio's secondary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
4.	The Portfolio has selected the MSCI EAFE® Index (Net) as an additional benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
5.	The Portfolio has selected the Conservative Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Prior to February 28, 2014, the Conservative Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 35%, 5% and 60%, respectively.
6.	The Morningstar Moderately Conservative Allocation Category Average is representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These moderately conservative strategies prioritize preservation of capital over appreciation. They typically expect volatility similar to a strategic equity exposure between 30% and 50%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay VP Conservative Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Conservative Allocation Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,050.30	$0.15	$1,024.65	$0.15	0.03%
Service Class Shares	$1,000.00	$1,049.00	$1.42	$1,023.41	$1.40	0.28%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
7

Asset Diversification as of June 30, 2023 (Unaudited)
Equity Funds	36.7%
Fixed Income Funds	53.0
Short-Term Investment	10.1
Other Assets, Less Liabilities	0.2
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

8	MainStay VP Conservative Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.
How did MainStay VP Conservative Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP Conservative Allocation Portfolio returned 5.03% for Initial Class shares and 4.90% for Service Class shares. Over the same period, both share classes outperformed the 2.09% return of the Bloomberg U.S. Aggregate Bond Index, which is the Portfolio's primary benchmark, and underperformed the 16.89% return of the S&P 500® Index, which is the Portfolio's secondary benchmark. For the six months ended June 30, 2023, both share classes underperformed the 11.67% return of the MSCI EAFE® Index (Net) and the 7.36% return of the Conservative Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, both share classes underperformed the 5.34% return of the Morningstar Moderately Conservative Allocation Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The Portfolio’s management internally maintains a blend of indices that are taken into consideration when managing the Portfolio. During the reporting period, the Portfolio underperformed this internally maintained blend of indices, primarily due to a variety of asset-class policy positions.
The Portfolio’s underperformance was driven by the following factors:
•	Management of the stock/bond blend: The Portfolio maintained slightly underweight exposure to equities, which dragged mildly on performance as stocks outperformed bonds.
•	Equity size: The equity portion of the Portfolio also held a pronounced skew favoring mid- and small-cap company stocks. While we partially unwound this position during the reporting period, this bias substantially undermined performance, as large-cap stocks significantly outperformed their smaller-cap counterparts.
•	Equity style: Similarly, the equity portion of the Portfolio persistently favored value-oriented shares over growth-oriented shares, which markedly detracted from performance.
•	Equity sector: The equity portion of the Portfolio favored energy, materials, health care and low volatility stocks in areas such as staples and utilities, all of which underperformed market averages by a wide margin, with energy, utilities and health care producing negative returns within the S&P 500® Index.
•	Tailored exposure: The equity portion of the Portfolio held inverse exposure to a basket of companies that generate inadequate free cash flow to service their debt obligations (so-called “zombie companies”). However, loan-dependent companies—led by a handful of travel-related companies enjoying a boom in leisure activities— generated market-beating returns, thereby detracting from relative performance.
•	Geographic allocation: Underweight exposure to both developing and developed non-U.S. markets contributed positively, if only modestly, to the equity portion of the Portfolio’s relative return. (Contributions take weightings and total returns into account.)
 • Gold exposure: Returns also benefited from the equity portion of the Portfolio’s exposure to gold mining stocks early in the reporting period. We removed the exposure as the stocks rose to reach our targets, providing an opportunity to lock in gains.
•	Duration:[3] The fixed-income portion of the Portfolio’s duration position further bolstered relative returns at the margin. While yields changed little over the reporting period in total, material swings occurred at times. The Portfolio successfully added duration when yields were elevated and removed duration when yields contracted.
In addition to the asset-class policy decisions cited above, relative returns also suffered due to the underperformance of some of the Portfolio’s Underlying Portfolio/Fund investments, which, in total, failed to keep pace with their individual benchmarks.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Portfolio’s tactical asset class policy views. Therefore, the swaps can be seen as detracting from the Portfolio’s relative performance over the course of the reporting period.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 6 for more information on benchmark and peer group returns.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
9

How did you allocate the Portfolio’s assets during the reporting period and why?
Stock/bond blend: As mentioned above, the Portfolio held moderately underweight exposure to equities during the reporting period. This position reflected our opinion that a recession was effectively unavoidable, although it failed to materialize during the reporting period. We believe a wide range of data supported—and continues to support—our position. Specifically, corporate earnings growth has already faltered, with earnings shortfalls likely to worsen as margins get squeezed and revenues come under pressure. Further, we believe valuations look stretched and are likely to adjust lower to reflect an environment of slower growth and persistently higher inflation. Such conditions dictate caution in terms of the Portfolio’s equity exposure.
Equity Size: The Portfolio’s emphasis on small- and mid-cap stocks reflected their historically low valuations in contrast to large-cap names. As we prepared the Portfolio for the onset of recession and a potential bear market, we believed the downside for small- and mid-cap names might be limited, while the upside could be considerable should we be proven wrong in our recession forecast. However, we reduced the Portfolio’s small- and mid-cap tilt during the developing bank crisis in the early spring, as smaller companies rely disproportionately on bank financing and so appeared vulnerable to this particular disruption.
Style/sector: We believed that the mega-cap technology firms that dominated the large-cap growth indices were overpriced coming into 2023 (and are now considerably more so as their price appreciation has vastly outpaced expectations for earnings growth). Accordingly, we explicitly tilted the equity portion of the Portfolio toward value-oriented shares. We also sought to identify sectors with specific return drivers. In the case of energy, the drivers included under-investment in field development over the past decade and a geopolitical imperative among Western nations to source energy supplies from friendly and stable sources. For materials, we expected an economic boom in China resulting from termination of the country’s zero-COVID-19 restrictions and continued progress in the ongoing green energy transition. For health care and low-volatility index positions, we sought to shelter Portfolio assets ahead of the expected economic downturn by investing in defensive, low-beta4 stocks that we believed might retain their value better than the broader market in the event of a downturn.
Tailored exposure: We positioned the Portfolio with inverse exposure to companies deemed especially vulnerable to a credit squeeze during the evolving bank crisis (which we believe, remains a potential issue). Such firms are heavily leveraged, marginally profitable, and largely reliant on banks to arrange financing. With banks reducing credit availability, we think it is a matter of time before these firms find themselves unable to secure financing for new initiatives or to rollover outstanding debt.
Gold miners: We tactically invested Portfolio assets in gold miners, adding to positions as gold mining equities grew more attractively valued, then selling the positions as the valuations increased.
Duration: We also took a tactical approach to the duration positioning of the fixed-income portion of the Portfolio. With bonds appearing fairly priced, we added duration as yields moved higher (i.e. bonds get cheaper) and reduced duration as yields fell back.
Credit positioning: We grew concerned that spreads were too tight given our projections for default rates during the reporting period. Accordingly, we tilted the fixed-income portion of the Portfolio modestly away from speculative-grade credits, primarily in the bank loan space, where creditworthiness of many borrowers struck us as questionable.
How did the Portfolio’s allocations change over the course of the reporting period?
The Portfolio’s positioning remained fairly stable during the reporting period, as our assessment of the economic environment changed little. However, the equity portion of the Portfolio added swap exposure to iShares MSCI Japan ETF in the spring, as increasing pressure on Japanese corporations to improve corporate governance and get excess cash off their balance sheets appeared likely to lead to a sharp increase in share buybacks that we believed would provide a tailwind. The Portfolio also initiated swap exposure to the S&P 500® Equal Weight Index in the spring as we decreased the Portfolio’s emphasis on small-cap stocks that appeared vulnerable to banking industry turmoil; we moved up the market capitalization spectrum without meaningfully increasing the Portfolio’s exposure to the handful of mega-cap tech stocks we considered badly mispriced. In addition, the fixed-income portion of the Portfolio adopted a position in IQ MacKay ESG High Income ETF when it became available in spring 2023. We funded this new position with the proceeds from a redemption taken from MainStay VP MacKay High Yield Corporate Bond Portfolio, thereby diversifying holdings across high-yield bond strategies.
Conversely, the fixed-income portion of the Portfolio reduced holdings of MainStay VP Floating Rate Portfolio, moving away from lower-quality credits in anticipation of spreads widening and defaults rising in a recession. The equity portion of the Portfolio established inverse positions (the functional equivalent of a decrease) in custom baskets of companies deemed especially vulnerable to disruptions in the bank financing marketplace, or so heavily indebted that they were in jeopardy of failing to meet their debt obligations. We believed stocks in both baskets were likely to be punished if credit markets tightened further, drawing into
4.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
10	MainStay VP Conservative Allocation Portfolio

question their ability to operate as a going concern. Finally, we removed the equity portion of the Portfolio’s swap exposure to VanEck Gold Miners ETF once it hit our price target.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
Among Underlying Equity Funds held for the entire reporting period, the highest returns came from MainStay VP Wellington Growth Portfolio, MainStay VP Winslow Large Cap Growth Portfolio, and IQ Candriam ESG U.S. Equity ETF. The lowest total returns came from VanEck Oil Services ETF, SPDR® S&P® Oil & Gas Exploration & Production ETF and the S&P 500® Health Care sector index (all three accessed via total return swaps rather than through direct investments).
Which Underlying Equity Funds were the strongest positive contributors to the Portfolio’s performance and which Underlying Equity Funds were particularly weak?
Contribution to return is a function not only of position size and performance, but also the variation in size and performance over time. The largest positive contributions to return came from exposure to MainStay VP Wellington Growth Portfolio and MainStay VP Winslow Large Cap Growth Portfolio. The most significant detractors from performance resulted from inverse swap exposure to a custom basket containing stock of companies determined to be especially dependent on bank financing (the Citi Leveraged Loan Basket) and exposure to iShares MSCI EAFE ETF.
What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?
U.S. Treasury bond yields remained mostly unchanged for the reporting period in total, with moderate intra-period variation. Headline inflation abated (providing downward pressure on yields), but core measures of consumer prices remained buoyant (providing upward pressure). Treasury issuance was suspended for much of the reporting period due to the U.S. debt ceiling, but significant capital was raised once the limit was lifted.
Corporate bonds saw better returns on higher coupons and a modest compression of spreads.5 The economy continued to show resilience, alleviating some investors’ concerns regarding default risk.
During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?
Lower-quality credits found in the bank loan and high-yield segments of the market generally performed best, as concerns of imminent recession abated to a degree. At the other end of the spectrum, inflation-protected securities generated some of the lowest returns, as headline inflation rolled over quite sharply.
Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?
The most significant positive contributions to return came from MainStay VP Indexed Bond Portfolio, MainStay VP Floating Rate Portfolio and MainStay MacKay Short Duration High Yield Fund. MainStay Short Term Bond Fund was the only fixed-income position to actually detract from absolute performance, and only just barely. The smallest positive contributions came from MainStay VP PIMCO Real Return Portfolio and IQ MacKay ESG High Income ETF.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
11

Portfolio of Investments June 30, 2023†^(Unaudited)
	Shares	Value
Affiliated Investment Companies 89.7%
Equity Funds 36.7%
IQ 500 International ETF	250,207	$ 7,831,654
IQ Candriam ESG International Equity ETF	290,376	7,891,403
IQ Candriam ESG U.S. Large Cap Equity ETF	336,307	13,045,651
IQ Candriam ESG US Mid Cap Equity ETF (a)	180,275	5,108,615
IQ Chaikin U.S. Large Cap ETF	288,751	9,574,088
IQ Chaikin U.S. Small Cap ETF	118,822	3,853,968
IQ FTSE International Equity Currency Neutral ETF	400,532	9,596,747
MainStay Epoch Capital Growth Fund Class I	135,641	1,731,949
MainStay Epoch International Choice Fund Class I	122,003	4,783,169
MainStay VP American Century Sustainable Equity Portfolio Initial Class	896,464	11,408,854
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class	1,034,344	7,129,735
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	566,776	9,770,985
MainStay VP MacKay International Equity Portfolio Initial Class	442,171	4,806,660
MainStay VP S&P 500 Index Portfolio Initial Class	92,725	7,549,515
MainStay VP Small Cap Growth Portfolio Initial Class	617,726	6,457,213
MainStay VP Wellington Growth Portfolio Initial Class	589,934	13,203,194
MainStay VP Wellington Mid Cap Portfolio Initial Class	908,359	7,227,270
MainStay VP Wellington Small Cap Portfolio Initial Class	632,031	5,118,567
MainStay VP Wellington U.S. Equity Portfolio Initial Class	262,075	6,422,845
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	557,926	13,283,273
MainStay WMC Enduring Capital Fund Class R6	178,335	5,703,973
MainStay WMC International Research Equity Fund Class I	665,173	4,816,650
MainStay WMC Value Fund Class R6	307,357	9,025,766
Total Equity Funds (Cost $175,020,097)		175,341,744
	Shares	Value

Fixed Income Funds 53.0%
IQ MacKay ESG Core Plus Bond ETF (a)	1,350,708	$ 28,108,639
IQ Mackay ESG High Income ETF (a)	305,074	7,893,790
MainStay MacKay Short Duration High Yield Fund Class I	2,168,901	20,111,781
MainStay Short Term Bond Fund Class I (a)	1,055,131	9,524,981
MainStay VP Bond Portfolio Initial Class (a)	2,147,262	26,478,750
MainStay VP Floating Rate Portfolio Initial Class (a)	3,129,921	26,521,389
MainStay VP Indexed Bond Portfolio Initial Class (a)	14,006,459	121,835,184
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	871,909	7,896,448
MainStay VP PIMCO Real Return Portfolio Initial Class	570,004	4,757,426
Total Fixed Income Funds (Cost $285,569,234)		253,128,388
Total Affiliated Investment Companies (Cost $460,589,331)		428,470,132
Short-Term Investment 10.1%
Affiliated Investment Company 10.1%
MainStay U.S. Government Liquidity Fund, 5.06% (b)	48,387,509	48,387,509
Total Short-Term Investment (Cost $48,387,509)	10.1%	48,387,509
Total Investments (Cost $508,976,840)	99.8%	476,857,641
Other Assets, Less Liabilities	0.2	978,689
Net Assets	100.0%	$ 477,836,330

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	As of June 30, 2023, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's/Fund's share class.
(b)	Current yield as of June 30, 2023.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP Conservative Allocation Portfolio

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 500 International ETF	$ 8,664	$ —	$ (1,710)	$ 133	$ 745	$ 7,832	$ 198	$ —	250
IQ Candriam ESG International Equity ETF	8,631	—	(1,528)	331	457	7,891	174	—	290
IQ Candriam ESG U.S. Large Cap Equity ETF	13,462	108	(3,133)	752	1,857	13,046	88	—	336
IQ Candriam ESG US Mid Cap Equity ETF	—	5,030	—	—	79	5,109	1	—	180
IQ Chaikin U.S. Large Cap ETF	10,544	—	(1,536)	400	166	9,574	80	—	289
IQ Chaikin U.S. Small Cap ETF	5,732	686	(2,637)	658	(585)	3,854	39	—	119
IQ FTSE International Equity Currency Neutral ETF	10,112	—	(1,692)	230	947	9,597	132	—	401
IQ MacKay ESG Core Plus Bond ETF	30,115	141	(2,413)	(341)	607	28,109	557	—	1,351
IQ Mackay ESG High Income ETF	—	7,948	(92)	—	38	7,894	42	—	305
MainStay Epoch Capital Growth Fund Class I	1,798	—	(361)	(50)	345	1,732	—	—	136
MainStay Epoch International Choice Fund Class I	5,146	—	(1,124)	69	692	4,783	—	—	122
MainStay MacKay Short Duration High Yield Fund Class I	21,988	604	(2,814)	(68)	402	20,112	604	—	2,169
MainStay Short Term Bond Fund Class I	—	9,694	(66)	(1)	(102)	9,525	80	—	1,055
MainStay U.S. Government Liquidity Fund	50,554	61,034	(63,201)	—	—	48,387	1,033	—	48,388
MainStay VP American Century Sustainable Equity Portfolio Initial Class	11,908	69	(2,221)	559	1,094	11,409	—	—	896
MainStay VP Bond Portfolio Initial Class	28,504	4	(2,646)	(403)	1,020	26,479	—	—	2,147
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class	7,756	15	(999)	(259)	617	7,130	—	—	1,034
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	10,918	—	(1,387)	118	122	9,771	—	—	567
MainStay VP Floating Rate Portfolio Initial Class	39,427	1,383	(14,853)	(690)	1,254	26,521	1,383	—	3,130
MainStay VP Indexed Bond Portfolio Initial Class	130,714	301	(12,151)	(1,368)	4,339	121,835	—	—	14,006
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	17,222	—	(10,088)	(793)	1,555	7,896	—	—	872
MainStay VP MacKay International Equity Portfolio Initial Class	5,125	—	(610)	(317)	609	4,807	—	—	442
MainStay VP PIMCO Real Return Portfolio Initial Class	4,942	156	(418)	(14)	91	4,757	—	—	570
MainStay VP S&P 500 Index Portfolio Initial Class	7,718	—	(1,366)	191	1,006	7,549	—	—	93
MainStay VP Small Cap Growth Portfolio Initial Class	7,726	232	(2,298)	(852)	1,649	6,457	—	—	618
MainStay VP Wellington Growth Portfolio Initial Class	13,421	110	(3,585)	(3,738)	6,995	13,203	—	—	590
MainStay VP Wellington Mid Cap Portfolio Initial Class	8,619	333	(2,305)	(1,675)	2,255	7,227	—	—	908
MainStay VP Wellington Small Cap Portfolio Initial Class	6,680	582	(2,467)	(783)	1,107	5,119	—	—	632
MainStay VP Wellington U.S. Equity Portfolio Initial Class	6,274	98	(816)	(385)	1,252	6,423	—	—	262
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	13,076	285	(3,146)	(242)	3,310	13,283	—	—	558
MainStay WMC Enduring Capital Fund Class R6	6,120	119	(984)	(65)	514	5,704	—	—	178
MainStay WMC International Research Equity Fund Class I	5,237	—	(951)	(73)	604	4,817	—	—	665
MainStay WMC Value Fund Class R6	10,306	—	(1,478)	(285)	483	9,026	—	—	307
	$508,439	$88,932	$(147,076)	$(8,961)	$35,524	$476,858	$4,411	$ —
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
Swap Contracts
Open OTC total return equity swap contracts as of June 30, 2023 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi Leveraged Loan Basket	1 day FEDF minus 0.20%	12/4/23	Daily	(6,284)	$ —
Citibank NA	Citi Zombie Company Basket	1 day FEDF minus 0.50%	12/4/23	Daily	(2,869)	—
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.45%	12/4/23	Daily	4,888	—
Citibank NA	iShares 20+ Year Treasury Bond ETF	1 day FEDF plus 0.30%	12/4/23	Daily	9,653	—
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF minus 1.25%	12/4/23	Daily	(7,242)	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 day FEDF minus 0.54%	12/4/23	Daily	(5,056)	—
JPMorgan Chase Bank NA	iShares MSCI Japan ETF	1 day FEDF plus 0.15%	4/24/24 - 5/7/24	Daily	14,236	—
JPMorgan Chase Bank NA	Materials Select Sector SPDR Fund	1 day FEDF plus 0.18%	2/5/24	Daily	5,103	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF minus 0.20%	12/4/23	Daily	(7,681)	—
JPMorgan Chase Bank NA	Russell 2000 Total Return Index	1 day FEDF minus 0.15%	4/9/24 - 5/7/24	Daily	(20,949)	—
JPMorgan Chase Bank NA	S&P 500 Equal Weight	1 day FEDF plus 0.30% - 0.36%	5/7/24	Daily	14,823	—
Citibank NA	S&P 500 Health Care	1 day FEDF plus 0.45%	12/4/23	Daily	4,928	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.05%	12/4/23	Daily	(23,718)	—
Citibank NA	S&P Midcap 400 Total Return Index	1 day FEDF plus 0.31%	12/4/23	Daily	13,144	—
Citibank NA	S&P SmallCap 600 Index	1 day FEDF plus 0.40%	12/4/23	Daily	24,174	—
Citibank NA	SPDR S&P Oil & Gas Exploration & Production ETF	1 day FEDF plus 0.40%	12/4/23	Daily	3,600	—
Citibank NA	VanEck Oil Services ETF	1 day FEDF plus 0.40%	12/4/23	Daily	3,873	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF minus 5.00%	12/4/23	Daily	(4,704)	—
						$ —
The following table represents the basket holdings underlying the total return swap with Citi Leveraged Loan Basket as of June 30, 2023.
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
AerCap Holdings NV	(1,793)	(228,955)	—	3.64
Apollo Commercial Real Estate Finance, Inc.	(361)	(46,166)	—	0.74
Atlantica Sustainable Infrastructure plc	(263)	(33,576)	—	0.53
Brandywine Realty Trust	(343)	(43,869)	—	0.70
Carnival Corp.	(7,225)	(922,818)	—	14.69
Chart Industries, Inc.	(2,324)	(296,787)	—	4.72
Coherent Corp.	(1,211)	(154,665)	—	2.46
CommScope Holding Co, Inc.	(248)	(31,658)	—	0.50
Crane NXT Co	(1,407)	(179,687)	—	2.86
Cushman & Wakefield plc	(367)	(46,822)	—	0.75
Delta Air Lines, Inc.	(5,296)	(676,447)	—	10.76
Designer Brands, Inc.	(364)	(46,451)	—	0.74
DigitalBridge Group, Inc.	(534)	(68,218)	—	1.09
Elanco Animal Health, Inc.	(1,643)	(209,877)	—	3.34
Entegris, Inc.	(2,873)	(366,907)	—	5.84
Fidelity National Information Services, Inc.	(3,799)	(485,199)	—	7.72
Hanesbrands, Inc.	(1,011)	(129,082)	—	2.05
JetBlue Airways Corp.	(1,159)	(148,065)	—	2.36
Lumen Technologies, Inc.	(1,568)	(200,252)	—	3.19
MKS Instruments, Inc.	(1,108)	(141,493)	—	2.25
Oatly Group AB	(172)	(22,018)	—	0.35
Opendoor Technologies, Inc.	(1,482)	(189,312)	—	3.01
Par Pacific Holdings, Inc.	(434)	(55,463)	—	0.88
PureCycle Technologies, Inc.	(509)	(65,065)	—	1.04
Scorpio Tankers, Inc.	(1,017)	(129,917)	—	2.07
Topgolf Callaway Brands Corp.	(576)	(73,584)	—	1.17
Uber Technologies, Inc.	(5,344)	(682,562)	—	10.86
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP Conservative Allocation Portfolio

Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
United Airlines Holdings, Inc.	(4,770)	(609,165)	—	9.69

1.	As of June 30, 2023, cash in the amount $650,000 was pledged to brokers for OTC swap contracts.
2.	Portfolio pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of June 30, 2023.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 175,341,744	$ —	$ —	$ 175,341,744
Fixed Income Funds	253,128,388	—	—	253,128,388
Total Affiliated Investment Companies	428,470,132	—	—	428,470,132
Short-Term Investment
Affiliated Investment Company	48,387,509	—	—	48,387,509
Total Investments in Securities	$ 476,857,641	$ —	$ —	$ 476,857,641

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in affiliated investment companies, at value (identified cost $508,976,840)	$476,857,641
Cash collateral on deposit at broker for swap contracts	650,000
Receivables:
Dividends and interest on OTC swaps contracts	685,127
Dividends	621,738
Portfolio shares sold	103,828
Other assets	5,400
Total assets	478,923,734
Liabilities
Payables:
Portfolio shares redeemed	759,640
Investment securities purchased	184,029
NYLIFE Distributors (See Note 3)	95,468
Professional fees	18,084
Shareholder communication	17,410
Custodian	8,217
Accrued expenses	4,556
Total liabilities	1,087,404
Net assets	$477,836,330
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 47,814
Additional paid-in-capital	520,203,616
520,251,430
Total distributable earnings (loss)	(42,415,100)
Net assets	$477,836,330
Initial Class
Net assets applicable to outstanding shares	$ 13,882,293
Shares of beneficial interest outstanding	1,370,989
Net asset value per share outstanding	$ 10.13
Service Class
Net assets applicable to outstanding shares	$463,954,037
Shares of beneficial interest outstanding	46,442,702
Net asset value per share outstanding	$ 9.99

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP Conservative Allocation Portfolio

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 4,411,320
Expenses
Distribution/Service—Service Class (See Note 3)	597,462
Professional fees	33,302
Custodian	14,367
Trustees	6,420
Shareholder communication	1,252
Miscellaneous	6,164
Total expenses	658,967
Net investment income (loss)	3,752,353
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	(8,961,207)
Swap transactions	(6,301,129)
Net realized gain (loss)	(15,262,336)
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	35,524,279
Net realized and unrealized gain (loss)	20,261,943
Net increase (decrease) in net assets resulting from operations	$ 24,014,296
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 3,752,353	$ 11,725,991
Net realized gain (loss)	(15,262,336)	15,991,904
Net change in unrealized appreciation (depreciation)	35,524,279	(109,330,812)
Net increase (decrease) in net assets resulting from operations	24,014,296	(81,612,917)
Distributions to shareholders:
Initial Class	—	(1,966,692)
Service Class	—	(74,201,160)
Total distributions to shareholders	—	(76,167,852)
Capital share transactions:
Net proceeds from sales of shares	11,418,180	36,820,287
Net asset value of shares issued to shareholders in reinvestment of distributions	—	76,167,852
Cost of shares redeemed	(67,386,808)	(133,464,320)
Increase (decrease) in net assets derived from capital share transactions	(55,968,628)	(20,476,181)
Net increase (decrease) in net assets	(31,954,332)	(178,256,950)
Net Assets
Beginning of period	509,790,662	688,047,612
End of period	$477,836,330	$ 509,790,662
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP Conservative Allocation Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.64	$ 12.91	$ 12.44	$ 11.70	$ 10.77	$ 11.80
Net investment income (loss) (a)	0.09	0.26	0.27	0.21	0.20	0.23
Net realized and unrealized gain (loss)	0.40	(1.89)	0.61	0.97	1.38	(0.98)
Total from investment operations	0.49	(1.63)	0.88	1.18	1.58	(0.75)
Less distributions:
From net investment income	—	(0.53)	(0.25)	(0.25)	(0.34)	(0.28)
From net realized gain on investments	—	(1.11)	(0.16)	(0.19)	(0.31)	—
Total distributions	—	(1.64)	(0.41)	(0.44)	(0.65)	(0.28)
Net asset value at end of period	$ 10.13	$ 9.64	$ 12.91	$ 12.44	$ 11.70	$ 10.77
Total investment return (b)	5.08%(c)	(12.05)%	7.13%	10.28%	14.83%	(6.47)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.78%††	2.31%	2.12%	1.76%	1.75%	2.02%
Net expenses (d)	0.03%††	0.03%	0.03%	0.04%	0.03%	0.03%
Portfolio turnover rate	6%	26%	25%	29%	42%	58%
Net assets at end of period (in 000's)	$ 13,882	$ 13,487	$ 17,168	$ 16,707	$ 16,327	$ 14,616

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2023*	Year Ended December 31,
Service Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.52	$ 12.77	$ 12.30	$ 11.57	$ 10.66	$ 11.67
Net investment income (loss) (a)	0.07	0.23	0.23	0.17	0.17	0.20
Net realized and unrealized gain (loss)	0.40	(1.88)	0.61	0.97	1.35	(0.96)
Total from investment operations	0.47	(1.65)	0.84	1.14	1.52	(0.76)
Less distributions:
From net investment income	—	(0.49)	(0.21)	(0.22)	(0.30)	(0.25)
From net realized gain on investments	—	(1.11)	(0.16)	(0.19)	(0.31)	—
Total distributions	—	(1.60)	(0.37)	(0.41)	(0.61)	(0.25)
Net asset value at end of period	$ 9.99	$ 9.52	$ 12.77	$ 12.30	$ 11.57	$ 10.66
Total investment return (b)	4.94%(c)	(12.27)%	6.86%	10.01%	14.55%	(6.68)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.52%††	2.03%	1.83%	1.50%	1.47%	1.70%
Net expenses (d)	0.28%††	0.28%	0.28%	0.29%	0.28%	0.28%
Portfolio turnover rate	6%	26%	25%	29%	42%	58%
Net assets at end of period (in 000's)	$ 463,954	$ 496,304	$ 670,879	$ 686,344	$ 716,077	$ 714,720

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

MainStay VP Moderate Allocation Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/13/2006	6.95%	9.43%	4.63%	5.73%	0.52%
Service Class Shares	2/13/2006	6.82	9.16	4.37	5.46	0.77

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
20	MainStay VP Moderate Allocation Portfolio

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P 500® Index[2]	16.89%	19.59%	12.31%	12.86%
MSCI EAFE® Index (Net)[3]	11.67	18.77	4.39	5.41
Bloomberg U.S. Aggregate Bond Index[4]	2.09	-0.94	0.77	1.52
Moderate Allocation Composite Index[5]	10.07	11.15	6.77	7.36
Morningstar Moderate Allocation Category Average[6]	7.33	8.56	5.68	6.45

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The S&P 500® Index is the Portfolio's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The MSCI EAFE® Index (Net) is the Portfolio's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
4.	The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
5.	The Portfolio has selected the Moderate Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Prior to February 28, 2014, the Moderate Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 50%, 10% and 40%, respectively.
6.	The Morningstar Moderate Allocation Category Average is representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These moderate strategies seek to balance preservation of capital with appreciation. They typically expect volatility similar to a strategic equity exposure between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
21

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Allocation Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,069.50	$0.10	$1,024.70	$0.10	0.02%
Service Class Shares	$1,000.00	$1,068.20	$1.38	$1,023.46	$1.35	0.27%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
22	MainStay VP Moderate Allocation Portfolio

Asset Diversification as of June 30, 2023 (Unaudited)
Equity Funds	56.8%
Fixed Income Funds	32.7
Short-Term Investment	10.1
Other Assets, Less Liabilities	0.4
See Portfolio of Investments beginning on page 27 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

23

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.
How did MainStay VP Moderate Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP Moderate Allocation Portfolio returned 6.95% for Initial Class shares and 6.82% for Service Class shares. Over the same period, both share classes underperformed the 16.89% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and the 11.67% return of the MSCI EAFE® Index (Net), which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2023, both share classes outperformed the 2.09% return of the Bloomberg U.S. Aggregate Bond Index and underperformed the 10.07% return of the Moderate Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, both share classes underperformed the 7.33% return of the Morningstar Moderate Allocation Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The Portfolio’s management internally maintains a blend of indices that are taken into consideration when managing the Portfolio. During the reporting period, the Portfolio underperformed this internally maintained blend of indices, primarily due to a variety of asset-class policy positions.
The Portfolio’s underperformance was driven by the following factors:
•	Management of the stock/bond blend: The Portfolio maintained slightly underweight exposure to equities, which dragged mildly on performance as stocks outperformed bonds.
•	Equity size: The equity portion of the Portfolio also held a pronounced skew favoring mid- and small-cap company stocks. While we partially unwound this position during the reporting period, this bias substantially undermined performance, as large-cap stocks significantly outperformed their smaller-cap counterparts.
•	Equity style: Similarly, the equity portion of the Portfolio persistently favored value-oriented shares over growth-oriented shares, which markedly detracted from performance.
•	Equity sector: The equity portion of the Portfolio favored energy, materials, health care and low volatility stocks in areas such as staples and utilities, all of which underperformed market averages by a wide margin, with energy, utilities and health care producing negative returns within the S&P 500® Index.
•	Tailored exposure: The equity portion of the Portfolio held inverse exposure to a basket of companies that generate inadequate free cash flow to service their debt obligations (so-called “zombie companies”). However, loan-dependent companies—led by a handful of travel-related companies enjoying a boom in leisure activities— generated market-beating returns, thereby detracting from relative performance.
•	Geographic allocation: Underweight exposure to both developing and developed non-U.S. markets contributed positively, if only modestly, to the equity portion of the Portfolio’s relative return. (Contributions take weightings and total returns into account.)
•	Gold exposure: Returns also benefited from the equity portion of the Portfolio’s exposure to gold mining stocks early in the reporting period. We removed the exposure as the stocks rose to reach our targets, providing an opportunity to lock in gains.
•	Duration:[3] The fixed-income portion of the Portfolio’s duration position further bolstered relative returns at the margin. While yields changed little over the reporting period in total, material swings occurred at times. The Portfolio successfully added duration when yields were elevated and removed duration when yields contracted.
In addition to the asset-class policy decisions cited above, relative returns also suffered due to the underperformance of some of the Portfolio’s Underlying Portfolio/Fund investments, which, in total, failed to keep pace with their individual benchmarks.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Portfolio’s tactical asset class policy views. Therefore, the swaps can be seen as detracting from the Portfolio’s relative performance over the course of the reporting period.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 21 for more information on benchmark and peer group returns.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
24	MainStay VP Moderate Allocation Portfolio

How did you allocate the Portfolio’s assets during the reporting period and why?
Stock/bond blend: As mentioned above, the Portfolio held moderately underweight exposure to equities during the reporting period. This position reflected our opinion that a recession was effectively unavoidable, although it failed to materialize during the reporting period. We believe a wide range of data supported—and continues to support—our position. Specifically, corporate earnings growth have already faltered, with earnings shortfalls likely to worsen as margins get squeezed and revenues come under pressure. Further, we believe valuations look stretched and are likely to adjust lower to reflect an environment of slower growth and persistently higher inflation. Such conditions dictates caution in terms of the Portfolio’s equity exposure.
Equity Size: The Portfolio’s emphasis on small- and mid-cap stocks reflected their historically low valuations in contrast to large-cap names. As we prepared the Portfolio for the onset of recession and a potential bear market, we believed the downside for small- and mid-cap names might be limited, while the upside could be considerable should we be proven wrong in our recession forecast. However, we reduced the Portfolio’s small- and mid-cap tilt during the developing bank crisis in the early spring, as smaller companies rely disproportionately on bank financing and so appeared vulnerable to this particular disruption.
Style/sector: We believed that the mega-cap technology firms that dominated the large-cap growth indices were overpriced coming into 2023 (and are now considerably more so as their price appreciation has vastly outpaced expectations for earnings growth). Accordingly, we explicitly tilted the equity portion of the Portfolio toward value-oriented shares. We also sought to identify sectors with specific return drivers. In the case of energy, the drivers included under-investment in field development over the past decade and a geopolitical imperative among Western nations to source energy supplies from friendly and stable sources. For materials, we expected an economic boom in China resulting from termination of the country’s zero-COVID-19 restrictions and continued progress in the ongoing green energy transition. For health care and low-volatility index positions, we sought to shelter Portfolio assets ahead of the expected economic downturn by investing in defensive, low-beta4 stocks that we believed might retain their value better than the broader market in the event of a downturn.
Tailored exposure: We positioned the Portfolio with inverse exposure to companies deemed especially vulnerable to a credit squeeze during the evolving bank crisis (which we believe, remains a potential issue). Such firms are heavily leveraged, marginally profitable, and largely reliant on banks to arrange financing. With banks reducing credit availability, we think it is a matter of time before these firms find themselves unable to secure financing for new initiatives or to rollover outstanding debt.
Gold miners: We tactically invested Portfolio assets in gold miners, adding to positions as gold mining equities grew more attractively valued, then selling the positions as the valuations increased.
Duration: We also took a tactical approach to the duration positioning of the fixed-income portion of the Portfolio. With bonds appearing fairly priced, we added duration as yields moved higher (i.e. bonds get cheaper) and reduced duration as yields fell back.
Credit positioning: We grew concerned that spreads were too tight given our projections for default rates during the reporting period. Accordingly, we tilted the fixed-income portion of the Portfolio modestly away from speculative-grade credits, primarily in the bank loan space, where creditworthiness of many borrowers struck us as questionable.
How did the Portfolio’s allocations change over the course of the reporting period?
The Portfolio’s positioning remained fairly stable during the reporting period, as our assessment of the economic environment changed little. However, the equity portion of the Portfolio added swap exposure to iShares MSCI Japan ETF in the spring, as increasing pressure on Japanese corporations to improve corporate governance and get excess cash off their balance sheets appeared likely to lead to a sharp increase in share buybacks that we believed would provide a tailwind. The Portfolio also initiated swap exposure to the S&P 500® Equal Weight Index in the spring, as we decreased the Portfolio’s emphasis on small-cap stocks that appeared vulnerable to banking industry turmoil; we moved up the market capitalization spectrum without meaningfully increasing the Portfolio’s exposure to the handful of mega-cap tech stocks we considered badly mispriced. In addition, the fixed-income portion of the Portfolio adopted a position in IQ MacKay ESG High Income ETF when it became available in spring 2023. We funded this new position with the proceeds from a redemption taken from MainStay VP MacKay High Yield Corporate Bond Portfolio, thereby diversifying holdings across high-yield bond strategies.
Conversely, the fixed-income portion of the Portfolio reduced holdings of MainStay VP Floating Rate Portfolio, moving away from lower-quality credits in anticipation of spreads widening and defaults rising in a recession. The equity portion of the Portfolio established inverse positions (the functional equivalent of a decrease) in custom baskets of companies deemed especially vulnerable to disruptions in the bank financing marketplace or so heavily indebted that they were in jeopardy of failing to meet their debt obligations. We believed stocks in both baskets were likely to be punished if credit markets tightened further, drawing into
4.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
25

question their ability to operate as a going concern. Finally, we removed the equity portion of the Portfolio’s swap exposure to VanEck Gold Miners ETF once it hit our price target.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
Among Underlying Equity Funds held for the entire reporting period, the highest returns came from MainStay VP Wellington Growth Portfolio, MainStay VP Winslow Large Cap Growth Portfolio and IQ Candriam ESG U.S. Equity ETF. The lowest total returns came from VanEck Oil Services ETF, SPDR® S&P® Oil & Gas Exploration & Production ETF and the S&P 500® Health Care sector index (all three accessed via total return swaps rather than through direct investments).
Which Underlying Equity Funds were the strongest positive contributors to the Portfolio’s performance and which Underlying Equity Funds were particularly weak?
Contribution to return is a function not only of position size and performance, but also the variation in size and performance over time. The largest positive contributions to return came from exposure to MainStay VP Wellington Growth Portfolio and MainStay VP Winslow Large Cap Growth Portfolio. The most significant detractors from performance resulted from inverse swap exposure to a custom basket containing stock of companies determined to be especially dependent on bank financing (the Citi Leveraged Loan Basket) and exposure to iShares MSCI EAFE ETF.
What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?
U.S. Treasury bond yields remained mostly unchanged for the reporting period in total, with moderate intra-period variation. Headline inflation abated (providing downward pressure on yields), but core measures of consumer prices remained buoyant (providing upward pressure). Treasury issuance was suspended for much of the reporting period due to the U.S. debt ceiling, but significant capital was raised once the limit was lifted.
Corporate bonds saw better returns on higher coupons and a modest compression of spreads.5 The economy continued to show resilience, alleviating some investors’ concerns regarding default risk.
During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?
Lower-quality credits found in the bank loan and high-yield segments of the market generally performed best, as concerns of imminent recession abated to a degree. At the other end of the spectrum, inflation-protected securities generated some of the lowest returns, as headline inflation rolled over quite sharply.
Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?
The most significant positive contributions to return came from MainStay VP Indexed Bond Portfolio, MainStay VP Floating Rate Portfolio and MainStay MacKay Short Duration High Yield Fund. MainStay Short Term Bond Fund was the only fixed-income position to actually detract from absolute performance, and only just barely. The smallest positive contributions came from MainStay VP PIMCO Real Return Portfolio and IQ MacKay ESG High Income ETF.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
26	MainStay VP Moderate Allocation Portfolio

Portfolio of Investments June 30, 2023†^(Unaudited)
	Shares	Value
Affiliated Investment Companies 89.5%
Equity Funds 56.8%
IQ 500 International ETF (a)	627,946	$ 19,655,149
IQ Candriam ESG International Equity ETF (a)	725,677	19,721,361
IQ Candriam ESG U.S. Large Cap Equity ETF (a)	952,117	36,933,475
IQ Candriam ESG US Mid Cap Equity ETF (a)	287,281	8,140,940
IQ Chaikin U.S. Large Cap ETF (a)	840,440	27,866,385
IQ Chaikin U.S. Small Cap ETF	234,924	7,619,713
IQ FTSE International Equity Currency Neutral ETF	676,551	16,210,162
MainStay Epoch Capital Growth Fund Class I	234,440	2,993,470
MainStay Epoch International Choice Fund Class I (a)	369,755	14,496,362
MainStay VP American Century Sustainable Equity Portfolio Initial Class (a)	2,660,921	33,864,207
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class (a)	2,922,527	20,144,976
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	1,652,963	28,496,427
MainStay VP MacKay International Equity Portfolio Initial Class (a)	1,337,847	14,543,196
MainStay VP S&P 500 Index Portfolio Initial Class	160,845	13,095,781
MainStay VP Small Cap Growth Portfolio Initial Class (a)	1,503,885	15,720,409
MainStay VP Wellington Growth Portfolio Initial Class (a)	1,661,153	37,177,936
MainStay VP Wellington Mid Cap Portfolio Initial Class (a)	2,290,756	18,226,170
MainStay VP Wellington Small Cap Portfolio Initial Class (a)	1,429,340	11,575,649
MainStay VP Wellington U.S. Equity Portfolio Initial Class	830,689	20,358,271
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (a)	1,571,998	37,426,604
MainStay WMC Enduring Capital Fund Class R6 (a)	493,787	15,793,595
MainStay WMC International Research Equity Fund Class I (a)	2,016,631	14,602,830
MainStay WMC Value Fund Class R6 (a)	890,176	26,140,632
Total Equity Funds (Cost $464,052,105)		460,803,700
	Shares	Value

Fixed Income Funds 32.7%
IQ MacKay ESG Core Plus Bond ETF (a)	1,354,496	$ 28,187,468
IQ Mackay ESG High Income ETF (a)	358,595	9,278,646
MainStay MacKay Short Duration High Yield Fund Class I	2,357,676	21,862,258
MainStay Short Term Bond Fund Class I (a)	1,779,547	16,064,507
MainStay VP Bond Portfolio Initial Class (a)	2,150,282	26,515,986
MainStay VP Floating Rate Portfolio Initial Class (a)	2,879,196	24,396,865
MainStay VP Indexed Bond Portfolio Initial Class (a)	14,045,805	122,177,436
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	1,024,879	9,281,814
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	959,278	8,006,420
Total Fixed Income Funds (Cost $296,665,197)		265,771,400
Total Affiliated Investment Companies (Cost $760,717,302)		726,575,100
Short-Term Investment 10.1%
Affiliated Investment Company 10.1%
MainStay U.S. Government Liquidity Fund, 5.06% (a)(b)	82,034,463	82,034,463
Total Short-Term Investment (Cost $82,034,463)	10.1%	82,034,463
Total Investments (Cost $842,751,765)	99.6%	808,609,563
Other Assets, Less Liabilities	0.4	3,043,817
Net Assets	100.0%	$ 811,653,380

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	As of June 30, 2023, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's/Fund's share class.
(b)	Current yield as of June 30, 2023.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 500 International ETF	$ 20,603	$ 131	$ (3,178)	$ 238	$ 1,861	$ 19,655	$ 499	$ —	628
IQ Candriam ESG International Equity ETF	20,524	84	(2,784)	672	1,225	19,721	429	—	726
IQ Candriam ESG U.S. Large Cap Equity ETF	36,306	124	(6,674)	1,609	5,569	36,934	243	—	952
IQ Candriam ESG US Mid Cap Equity ETF	—	8,039	—	—	102	8,141	—(a)	—	287
IQ Chaikin U.S. Large Cap ETF	29,044	267	(3,019)	806	768	27,866	229	—	840
IQ Chaikin U.S. Small Cap ETF	10,212	849	(3,554)	(452)	565	7,620	77	—	235
IQ FTSE International Equity Currency Neutral ETF	16,242	—	(1,947)	175	1,740	16,210	219	—	677
IQ MacKay ESG Core Plus Bond ETF	28,762	1,236	(2,060)	(288)	538	28,188	546	—	1,354
IQ Mackay ESG High Income ETF	—	9,255	(21)	—	45	9,279	50	—	359
MainStay Epoch Capital Growth Fund Class I	2,888	—	(381)	(56)	542	2,993	—	—	234
MainStay Epoch International Choice Fund Class I	14,905	12	(2,646)	107	2,118	14,496	—	—	370
MainStay MacKay Short Duration High Yield Fund Class I	22,722	1,115	(2,323)	(137)	485	21,862	641	—	2,358
MainStay Short Term Bond Fund Class I	—	16,237	—	—	(172)	16,065	134	—	1,780
MainStay U.S. Government Liquidity Fund	82,310	84,601	(84,877)	—	—	82,034	1,765	—	82,034
MainStay VP American Century Sustainable Equity Portfolio Initial Class	33,749	—	(4,658)	196	4,577	33,864	—	—	2,661
MainStay VP Bond Portfolio Initial Class	27,135	846	(2,065)	(295)	895	26,516	—	—	2,150
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class	20,762	133	(1,699)	(786)	1,735	20,145	—	—	2,923
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	30,211	156	(2,548)	221	457	28,497	—	—	1,653
MainStay VP Floating Rate Portfolio Initial Class	42,220	1,799	(20,187)	(1,098)	1,663	24,397	1,442	—	2,879
MainStay VP Indexed Bond Portfolio Initial Class	124,844	4,398	(9,958)	(2,705)	5,598	122,177	—	—	14,046
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	19,280	383	(11,253)	(1,038)	1,910	9,282	—	—	1,025
MainStay VP MacKay International Equity Portfolio Initial Class	14,856	252	(1,397)	(583)	1,415	14,543	—	—	1,338
MainStay VP PIMCO Real Return Portfolio Initial Class	8,281	295	(700)	(24)	154	8,006	—	—	959
MainStay VP S&P 500 Index Portfolio Initial Class	12,369	16	(1,261)	222	1,750	13,096	—	—	161
MainStay VP Small Cap Growth Portfolio Initial Class	16,604	448	(3,135)	(1,235)	3,038	15,720	—	—	1,504
MainStay VP Wellington Growth Portfolio Initial Class	36,156	225	(8,163)	(7,115)	16,075	37,178	—	—	1,661
MainStay VP Wellington Mid Cap Portfolio Initial Class	19,598	346	(3,082)	(2,665)	4,029	18,226	—	—	2,291
MainStay VP Wellington Small Cap Portfolio Initial Class	13,342	784	(3,218)	(1,534)	2,202	11,576	—	—	1,429
MainStay VP Wellington U.S. Equity Portfolio Initial Class	19,349	—	(1,711)	(816)	3,536	20,358	—	—	831
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	35,054	793	(6,841)	(1,802)	10,223	37,427	—	—	1,572
MainStay WMC Enduring Capital Fund Class R6	15,971	389	(1,768)	(114)	1,316	15,794	—	—	494
MainStay WMC International Research Equity Fund Class I	15,147	—	(2,098)	(617)	2,171	14,603	—	—	2,017
MainStay WMC Value Fund Class R6	28,256	—	(2,662)	(1,079)	1,626	26,141	—	—	890
	$ 817,702	$133,213	$(201,868)	$(20,193)	$ 79,756	$ 808,610	$6,274	$ —

(a)	Less than $500.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP Moderate Allocation Portfolio

Swap Contracts
Open OTC total return equity swap contracts as of June 30, 2023 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi Leveraged Loan Basket	1 day FEDF minus 0.20%	12/4/23	Daily	(10,443)	$ —
Citibank NA	Citi Zombie Company Basket	1 day FEDF minus 0.50%	12/4/23	Daily	(4,768)	—
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.45%	12/4/23	Daily	8,092	—
Citibank NA	iShares 20+ Year Treasury Bond ETF	1 day FEDF plus 0.30%	12/4/23	Daily	16,136	—
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF minus 1.25%	12/4/23	Daily	(12,211)	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 day FEDF minus 0.54%	12/4/23	Daily	(8,286)	—
JPMorgan Chase Bank NA	iShares MSCI Japan ETF	1 day FEDF plus 0.15%	4/24/24 - 5/7/24	Daily	24,005	—
JPMorgan Chase Bank NA	Materials Select Sector SPDR Fund	1 day FEDF plus 0.18%	2/5/24	Daily	8,380	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF minus 0.20%	12/4/23	Daily	(12,948)	—
JPMorgan Chase Bank NA	Russell 2000 Total Return Index	1 day FEDF minus 0.15%	4/9/24 - 5/7/24	Daily	(37,151)	—
JPMorgan Chase Bank NA	S&P 500 Equal Weight	1 day FEDF plus 0.30% - 0.36%	5/7/24	Daily	24,999	—
Citibank NA	S&P 500 Health Care	1 day FEDF plus 0.45%	12/4/23	Daily	8,158	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.05%	12/4/23	Daily	(40,036)	—
Citibank NA	S&P Midcap 400 Total Return Index	1 day FEDF plus 0.31%	12/4/23	Daily	24,006	—
Citibank NA	S&P SmallCap 600 Index	1 day FEDF plus 0.40%	12/4/23	Daily	40,768	—
Citibank NA	SPDR S&P Oil & Gas Exploration & Production ETF	1 day FEDF plus 0.40%	12/4/23	Daily	6,068	—
Citibank NA	VanEck Oil Services ETF	1 day FEDF plus 0.40%	12/4/23	Daily	6,497	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF minus 5.00%	12/4/23	Daily	(7,860)	—
						$ —
The following table represents the basket holdings underlying the total return swap with Citi Leveraged Loan Basket as of June 30, 2023.
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
AerCap Holdings NV	(2,979)	(380,487)	—	3.64
Apollo Commercial Real Estate Finance, Inc.	(601)	(76,721)	—	0.74
Atlantica Sustainable Infrastructure plc	(437)	(55,798)	—	0.53
Brandywine Realty Trust	(571)	(72,903)	—	0.70
Carnival Corp.	(12,007)	(1,533,579)	—	14.69
Chart Industries, Inc.	(3,862)	(493,214)	—	4.72
Coherent Corp.	(2,012)	(257,029)	—	2.46
CommScope Holding Co, Inc.	(412)	(52,610)	—	0.50
Crane NXT Co	(2,338)	(298,612)	—	2.86
Cushman & Wakefield plc	(609)	(77,811)	—	0.75
Delta Air Lines, Inc.	(8,802)	(1,124,149)	—	10.76
Designer Brands, Inc.	(604)	(77,194)	—	0.74
DigitalBridge Group, Inc.	(888)	(113,367)	—	1.09
Elanco Animal Health, Inc.	(2,731)	(348,783)	—	3.34
Entegris, Inc.	(4,774)	(609,742)	—	5.84
Fidelity National Information Services, Inc.	(6,313)	(806,324)	—	7.72
Hanesbrands, Inc.	(1,680)	(214,514)	—	2.05
JetBlue Airways Corp.	(1,927)	(246,061)	—	2.36
Lumen Technologies, Inc.	(2,606)	(332,788)	—	3.19
MKS Instruments, Inc.	(1,841)	(235,139)	—	2.25
Oatly Group AB	(286)	(36,591)	—	0.35
Opendoor Technologies, Inc.	(2,463)	(314,606)	—	3.01
Par Pacific Holdings, Inc.	(722)	(92,171)	—	0.88
PureCycle Technologies, Inc.	(847)	(108,127)	—	1.04
Scorpio Tankers, Inc.	(1,690)	(215,902)	—	2.07
Topgolf Callaway Brands Corp.	(957)	(122,286)	—	1.17
Uber Technologies, Inc.	(8,881)	(1,134,310)	—	10.86
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
United Airlines Holdings, Inc.	(7,926)	(1,012,336)	—	9.69

1.	As of June 30, 2023, cash in the amount $1,450,000 was pledged to brokers for OTC swap contracts.
2.	Portfolio pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of June 30, 2023.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 460,803,700	$ —	$ —	$ 460,803,700
Fixed Income Funds	265,771,400	—	—	265,771,400
Total Affiliated Investment Companies	726,575,100	—	—	726,575,100
Short-Term Investment
Affiliated Investment Company	82,034,463	—	—	82,034,463
Total Investments in Securities	$ 808,609,563	$ —	$ —	$ 808,609,563

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP Moderate Allocation Portfolio

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in affiliated investment companies, at value (identified cost $842,751,765)	$808,609,563
Cash	13,425
Cash collateral on deposit at broker for swap contracts	1,450,000
Receivables:
Dividends	1,120,972
Dividends and interest on OTC swaps contracts	1,103,577
Portfolio shares sold	443,398
Other assets	8,509
Total assets	812,749,444
Liabilities
Payables:
Portfolio shares redeemed	714,432
Investment securities purchased	168,276
NYLIFE Distributors (See Note 3)	156,760
Shareholder communication	23,292
Professional fees	18,775
Custodian	9,860
Accrued expenses	4,669
Total liabilities	1,096,064
Net assets	$811,653,380
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 83,248
Additional paid-in-capital	861,997,461
862,080,709
Total distributable earnings (loss)	(50,427,329)
Net assets	$811,653,380
Initial Class
Net assets applicable to outstanding shares	$ 45,315,013
Shares of beneficial interest outstanding	4,596,478
Net asset value per share outstanding	$ 9.86
Service Class
Net assets applicable to outstanding shares	$766,338,367
Shares of beneficial interest outstanding	78,651,507
Net asset value per share outstanding	$ 9.74

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 6,273,826
Expenses
Distribution/Service—Service Class (See Note 3)	960,590
Professional fees	41,266
Custodian	17,153
Trustees	10,272
Shareholder communication	2,960
Miscellaneous	10,842
Total expenses	1,043,083
Net investment income (loss)	5,230,743
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	(20,192,738)
Swap transactions	(10,683,335)
Net realized gain (loss)	(30,876,073)
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	79,756,329
Net realized and unrealized gain (loss)	48,880,256
Net increase (decrease) in net assets resulting from operations	$ 54,110,999
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay VP Moderate Allocation Portfolio

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 5,230,743	$ 14,965,942
Net realized gain (loss)	(30,876,073)	41,896,923
Net change in unrealized appreciation (depreciation)	79,756,329	(203,014,624)
Net increase (decrease) in net assets resulting from operations	54,110,999	(146,151,759)
Distributions to shareholders:
Initial Class	—	(7,194,477)
Service Class	—	(127,271,222)
Total distributions to shareholders	—	(134,465,699)
Capital share transactions:
Net proceeds from sales of shares	21,205,520	44,680,512
Net asset value of shares issued to shareholders in reinvestment of distributions	—	134,465,699
Cost of shares redeemed	(83,463,441)	(153,174,796)
Increase (decrease) in net assets derived from capital share transactions	(62,257,921)	25,971,415
Net increase (decrease) in net assets	(8,146,922)	(254,646,043)
Net Assets
Beginning of period	819,800,302	1,074,446,345
End of period	$811,653,380	$ 819,800,302
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.22	$ 12.84	$ 11.99	$ 11.32	$ 10.33	$ 11.89
Net investment income (loss) (a)	0.07	0.21	0.23	0.20	0.23	0.23
Net realized and unrealized gain (loss)	0.57	(2.06)	1.11	1.07	1.60	(1.16)
Total from investment operations	0.64	(1.85)	1.34	1.27	1.83	(0.93)
Less distributions:
From net investment income	—	(0.43)	(0.15)	(0.29)	(0.36)	(0.27)
From net realized gain on investments	—	(1.34)	(0.34)	(0.31)	(0.48)	(0.36)
Total distributions	—	(1.77)	(0.49)	(0.60)	(0.84)	(0.63)
Net asset value at end of period	$ 9.86	$ 9.22	$ 12.84	$ 11.99	$ 11.32	$ 10.33
Total investment return (b)	6.94%(c)	(13.69)%	11.37%	11.57%	18.29%	(8.40)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.53%††	1.91%	1.81%	1.83%	2.04%	1.99%
Net expenses (d)	0.02%††	0.02%	0.02%	0.03%	0.03%	0.02%
Portfolio turnover rate	7%	31%	27%	31%	40%	52%
Net assets at end of period (in 000's)	$ 45,315	$ 43,783	$ 53,604	$ 48,025	$ 45,283	$ 43,161

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2023*	Year Ended December 31,
Service Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.12	$ 12.72	$ 11.88	$ 11.22	$ 10.23	$ 11.79
Net investment income (loss) (a)	0.06	0.18	0.19	0.17	0.20	0.20
Net realized and unrealized gain (loss)	0.56	(2.05)	1.11	1.06	1.60	(1.16)
Total from investment operations	0.62	(1.87)	1.30	1.23	1.80	(0.96)
Less distributions:
From net investment income	—	(0.39)	(0.12)	(0.26)	(0.33)	(0.24)
From net realized gain on investments	—	(1.34)	(0.34)	(0.31)	(0.48)	(0.36)
Total distributions	—	(1.73)	(0.46)	(0.57)	(0.81)	(0.60)
Net asset value at end of period	$ 9.74	$ 9.12	$ 12.72	$ 11.88	$ 11.22	$ 10.23
Total investment return (b)	6.80%(c)	(13.91)%	11.10%	11.29%	18.00%	(8.63)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.27%††	1.63%	1.51%	1.52%	1.76%	1.73%
Net expenses (d)	0.27%††	0.27%	0.27%	0.28%	0.27%	0.27%
Portfolio turnover rate	7%	31%	27%	31%	40%	52%
Net assets at end of period (in 000's)	$ 766,338	$ 776,017	$ 1,020,842	$ 1,037,900	$ 1,102,149	$ 1,103,235

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay VP Moderate Allocation Portfolio

MainStay VP Growth Allocation Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/13/2006	8.48%	12.61%	5.77%	7.02%	0.58%
Service Class Shares	2/13/2006	8.34	12.33	5.51	6.75	0.83

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
35

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P 500® Index[2]	16.89%	19.59%	12.31%	12.86%
MSCI EAFE® Index (Net)[3]	11.67	18.77	4.39	5.41
Bloomberg U.S. Aggregate Bond Index[4]	2.09	-0.94	0.77	1.52
Growth Allocation Composite Index[5]	12.81	15.31	8.61	9.21
Morningstar Moderately Aggressive Allocation Category Average[6]	8.65	10.86	6.07	7.18

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The S&P 500® Index is the Portfolio's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The MSCI EAFE® Index (Net) is the Portfolio's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
4.	The Portfolio has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
5.	The Portfolio has selected the Growth Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Prior to February 28, 2014, the Growth Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 65%, 15% and 20%, respectively.
6.	The Morningstar Moderately Aggressive Allocation Category Average is representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These moderately aggressive strategies prioritize capital appreciation over preservation. They typically expect volatility similar to a strategic equity exposure between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
36	MainStay VP Growth Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Allocation Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,084.80	$0.10	$1,024.70	$0.10	0.02%
Service Class Shares	$1,000.00	$1,083.40	$1.39	$1,023.46	$1.35	0.27%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
37

Asset Diversification as of June 30, 2023 (Unaudited)
Equity Funds	77.0%
Fixed Income Funds	12.9
Short-Term Investment	9.8
Other Assets, Less Liabilities	0.3
See Portfolio of Investments beginning on page 42 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

38	MainStay VP Growth Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager
How did MainStay VP Growth Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP Growth Allocation Portfolio returned 8.48% for Initial Class shares and 8.34% for Service Class shares. Over the same period, both share classes underperformed the 16.89% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and the 11.67% return of the MSCI EAFE® Index (Net), which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2023, both share classes outperformed the 2.09% return of the Bloomberg U.S. Aggregate Bond Index and underperformed the 12.81% return of the Growth Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, both share classes underperformed the 8.65% return of the Morningstar Moderately Aggressive Allocation Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The Portfolio’s management internally maintains a blend of indices that are taken into consideration when managing the Portfolio. During the reporting period, the Portfolio underperformed this internally maintained blend of indices, primarily due to a variety of asset-class policy positions.
The Portfolio’s underperformance was driven by the following factors:
•	Management of the stock/bond blend: The Portfolio maintained slightly underweight exposure to equities, which dragged mildly on performance as stocks outperformed bonds.
•	Equity size: The equity portion of the Portfolio also held a pronounced skew favoring mid- and small-cap company stocks. While we partially unwound this position during the reporting period, this bias substantially undermined performance, as large-cap stocks significantly outperformed their smaller-cap counterparts.
•	Equity style: Similarly, the equity portion of the Portfolio persistently favored value-oriented shares over growth-oriented shares, which markedly detracted from performance.
•	Equity sector: The equity portion of the Portfolio favored energy, materials, health care and low volatility stocks in areas such as staples and utilities, all of which underperformed market averages by a wide margin, with energy, utilities and health care producing negative returns within the S&P 500® Index.
•	Tailored exposure: The equity portion of the Portfolio held inverse exposure to a basket of companies that generate inadequate free cash flow to service their debt obligations (so-called “zombie companies”). However, loan-dependent companies—led by a handful of travel-related companies enjoying a boom in leisure activities— generated market-beating returns, thereby detracting from relative performance.
•	Geographic allocation: Underweight exposure to both developing and developed non-U.S. markets contributed positively, if only modestly, to the equity portion of the Portfolio’s relative return. (Contributions take weightings and total returns into account.)
•	Gold exposure: Returns also benefited from the equity portion of the Portfolio’s exposure to gold mining stocks early in the reporting period. We removed the exposure as the stocks rose to reach our targets, providing an opportunity to lock in gains.
•	Duration:[3] The fixed-income portion of the Portfolio’s duration position further bolstered relative returns at the margin. While yields changed little over the reporting period in total, material swings occurred at times. The Portfolio successfully added duration when yields were elevated and removed duration when yields contracted.
In addition to the asset-class policy decisions cited above, relative returns also suffered due to the underperformance of some of the Portfolio’s Underlying Portfolio/Fund investments, which, in total, failed to keep pace with their individual benchmarks.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Portfolio’s tactical asset class policy views. Therefore, the swaps can be seen as detracting from the Portfolio’s relative performance over the course of the reporting period.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 36 for more information on benchmark and peer group returns.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
39

How did you allocate the Portfolio’s assets during the reporting period and why?
Stock/bond blend: As mentioned above, the Portfolio held moderately underweight exposure to equities during the reporting period. This position reflected our opinion that a recession was effectively unavoidable, although it failed to materialize during the reporting period. We believe a wide range of data supported—and continues to support—our position. Specifically, corporate earnings growth has already faltered, with earnings shortfalls likely to worsen as margins get squeezed and revenues come under pressure. Further, we believe valuations look stretched and are likely to adjust lower to reflect an environment of slower growth and persistently higher inflation. Such conditions dictate caution in terms of the Portfolio’s equity exposure.
Equity Size: The Portfolio’s emphasis on small- and mid-cap stocks reflected their historically low valuations in contrast to large-cap names. As we prepared the Portfolio for the onset of recession and a potential bear market, we believed the downside for small- and mid-cap names might be limited, while the upside could be considerable should we be proven wrong in our recession forecast. However, we reduced the Portfolio’s small- and mid-cap tilt during the developing bank crisis in the early spring, as smaller companies rely disproportionately on bank financing and so appeared vulnerable to this particular disruption.
Style/sector: We believed that the mega-cap technology firms that dominated the large-cap growth indices were overpriced coming into 2023 (and are now considerably more so as their price appreciation has vastly outpaced expectations for earnings growth). Accordingly, we explicitly tilted the equity portion of the Portfolio toward value-oriented shares. We also sought to identify sectors with specific return drivers. In the case of energy, the drivers included under-investment in field development over the past decade and a geopolitical imperative among Western nations to source energy supplies from friendly and stable sources. For materials, we expected an economic boom in China resulting from termination of the country’s zero-COVID-19 restrictions and continued progress in the ongoing green energy transition. For health care and low-volatility index positions, we sought to shelter Portfolio assets ahead of the expected economic downturn by investing in defensive, low-beta4 stocks that we believed might retain their value better than the broader market in the event of a downturn.
Tailored exposure: We positioned the Portfolio with inverse exposure to companies deemed especially vulnerable to a credit squeeze during the evolving bank crisis (which we believe, remains a potential issue). Such firms are heavily leveraged, marginally profitable, and largely reliant on banks to arrange financing. With banks reducing credit availability, we think it is a matter of time before these firms find themselves unable to secure financing for new initiatives or to rollover outstanding debt.
Gold miners: We tactically invested Portfolio assets in gold miners, adding to positions as gold mining equities grew more attractively valued, then selling the positions as the valuations increased.
Duration: We also took a tactical approach to the duration positioning of the fixed-income portion of the Portfolio. With bonds appearing fairly priced, we added duration as yields moved higher (i.e. bonds get cheaper) and reduced duration as yields fell back.
Credit positioning: We grew concerned that spreads were too tight given our projections for default rates during the reporting period. Accordingly, we tilted the fixed-income portion of the Portfolio modestly away from speculative-grade credits, primarily in the bank loan space, where creditworthiness of many borrowers struck us as questionable.
How did the Portfolio’s allocations change over the course of the reporting period?
The Portfolio’s positioning remained fairly stable during the reporting period, as our assessment of the economic environment changed little. However, the equity portion of the Portfolio added swap exposure to iShares MSCI Japan ETF in the spring, as increasing pressure on Japanese corporations to improve corporate governance and get excess cash off their balance sheets appeared likely to lead to a sharp increase in share buybacks that we believed would provide a tailwind. The Portfolio also initiated swap exposure to the S&P 500® Equal Weight Index in the spring, as we decreased the Portfolio’s emphasis on small-cap stocks that appeared vulnerable to banking industry turmoil; we moved up the market capitalization spectrum without meaningfully increasing the Portfolio’s exposure to the handful of mega-cap tech stocks we considered badly mispriced. In addition, the fixed-income portion of the Portfolio adopted a position in IQ MacKay ESG High Income ETF when it became available in spring 2023. We funded this new position with the proceeds from a redemption taken from MainStay VP MacKay High Yield Corporate Bond Portfolio, thereby diversifying holdings across high-yield bond strategies.
Conversely, the fixed-income portion of the Portfolio reduced holdings of MainStay VP Floating Rate Portfolio, moving away from lower-quality credits in anticipation of spreads widening and defaults rising in a recession. The equity portion of the Portfolio established inverse positions (the functional equivalent of a decrease) in custom baskets of companies deemed especially vulnerable to disruptions in the bank financing marketplace or so heavily indebted that they were in jeopardy of failing to meet their debt obligations. We believed stocks in both baskets were likely to be punished if credit markets tightened further, drawing into
4.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
40	MainStay VP Growth Allocation Portfolio

question their ability to operate as a going concern. Finally, we removed the equity portion of the Portfolio’s swap exposure to VanEck Gold Miners ETF once it hit our price target.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
Among Underlying Equity Funds held for the entire reporting period, the highest returns came from MainStay VP Wellington Growth Portfolio, MainStay VP Winslow Large Cap Growth Portfolio and IQ Candriam ESG U.S. Equity ETF. The lowest total returns came from VanEck Oil Services ETF, SPDR® S&P® Oil & Gas Exploration & Production ETF and the S&P 500® Health Care sector index (all three accessed via total return swaps rather than through direct investments).
Which Underlying Equity Funds were the strongest positive contributors to the Portfolio’s performance and which Underlying Equity Funds were particularly weak?
Contribution to return is a function not only of position size and performance, but also the variation in size and performance over time. The largest positive contributions to return came from exposure to MainStay VP Wellington Growth Portfolio and MainStay VP Winslow Large Cap Growth Portfolio. The most significant detractors from performance resulted from inverse swap exposure to a custom basket containing stock of companies determined to be especially dependent on bank financing (the Citi Leveraged Loan Basket) and exposure to iShares MSCI EAFE ETF.
What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?
U.S. Treasury bond yields remained mostly unchanged for the reporting period in total, with moderate intra-period variation. Headline inflation abated (providing downward pressure on yields), but core measures of consumer prices remained buoyant (providing upward pressure). Treasury issuance was suspended for much of the reporting period due to the U.S. debt ceiling, but significant capital was raised once the limit was lifted.
Corporate bonds saw better returns on higher coupons and a modest compression of spreads.5 The economy continued to show resilience, alleviating some investors’ concerns regarding default risk.
During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?
Lower-quality credits found in the bank loan and high-yield segments of the market generally performed best, as concerns of imminent recession abated to a degree. At the other end of the spectrum, inflation-protected securities generated some of the lowest returns, as headline inflation rolled over quite sharply.
Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?
The most significant positive contributions to return came from MainStay VP Floating Rate Portfolio, MainStay MacKay Short Duration High Yield Fund and MainStay VP MacKay High Yield Corporate Bond Portfolio. MainStay Short Term Bond Fund was the only fixed-income position to actually detract from absolute performance, and only just barely. The smallest positive contributions came from MainStay VP Bond Portfolio and IQ MacKay ESG High Income ETF.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
41

Portfolio of Investments June 30, 2023†^(Unaudited)
	Shares	Value
Affiliated Investment Companies 89.9%
Equity Funds 77.0%
IQ 500 International ETF (a)	1,291,709	$ 40,431,396
IQ Candriam ESG International Equity ETF (a)	1,494,870	40,625,335
IQ Candriam ESG U.S. Large Cap Equity ETF (a)	1,758,781	68,224,698
IQ Candriam ESG US Mid Cap Equity ETF (a)	483,254	13,694,404
IQ Chaikin U.S. Large Cap ETF (a)	1,752,198	58,097,454
IQ Chaikin U.S. Small Cap ETF (a)	1,137,071	36,880,670
IQ FTSE International Equity Currency Neutral ETF (a)	1,056,391	25,311,128
MainStay Epoch Capital Growth Fund Class I (a)	364,575	4,655,110
MainStay Epoch International Choice Fund Class I (a)	834,721	32,725,476
MainStay VP American Century Sustainable Equity Portfolio Initial Class (a)	5,098,797	64,889,834
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class (a)	6,387,004	44,025,618
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	3,408,819	58,766,683
MainStay VP MacKay International Equity Portfolio Initial Class (a)	2,998,439	32,594,831
MainStay VP S&P 500 Index Portfolio Initial Class	254,047	20,684,161
MainStay VP Small Cap Growth Portfolio Initial Class (a)	4,453,850	46,556,982
MainStay VP Wellington Growth Portfolio Initial Class (a)	3,128,541	70,019,247
MainStay VP Wellington Mid Cap Portfolio Initial Class (a)	6,157,126	48,988,554
MainStay VP Wellington Small Cap Portfolio Initial Class (a)	5,126,685	41,518,970
MainStay VP Wellington U.S. Equity Portfolio Initial Class (a)	1,433,231	35,125,190
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (a)	2,947,309	70,170,413
MainStay WMC Enduring Capital Fund Class R6 (a)	1,007,278	32,217,378
MainStay WMC International Research Equity Fund Class I (a)	4,535,091	32,839,502
MainStay WMC Value Fund Class R6 (a)	1,912,053	56,148,788
Total Equity Funds (Cost $986,660,340)		975,191,822
	Shares	Value

Fixed Income Funds 12.9%
IQ MacKay ESG Core Plus Bond ETF	192,406	$ 4,004,027
IQ Mackay ESG High Income ETF (a)	582,239	15,065,434
MainStay MacKay Short Duration High Yield Fund Class I	3,551,442	32,931,815
MainStay Short Term Bond Fund Class I (a)	2,780,655	25,101,809
MainStay VP Bond Portfolio Initial Class	305,849	3,771,549
MainStay VP Floating Rate Portfolio Initial Class (a)	4,498,774	38,120,362
MainStay VP Indexed Bond Portfolio Initial Class (a)	1,995,207	17,355,304
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	1,664,064	15,070,599
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	1,503,509	12,548,738
Total Fixed Income Funds (Cost $165,122,765)		163,969,637
Total Affiliated Investment Companies (Cost $1,151,783,105)		1,139,161,459
Short-Term Investment 9.8%
Affiliated Investment Company 9.8%
MainStay U.S. Government Liquidity Fund, 5.06% (a)(b)	124,078,722	124,078,722
Total Short-Term Investment (Cost $124,078,722)	9.8%	124,078,722
Total Investments (Cost $1,275,861,827)	99.7%	1,263,240,181
Other Assets, Less Liabilities	0.3	3,718,033
Net Assets	100.0%	$ 1,266,958,214

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	As of June 30, 2023, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's/Fund's share class.
(b)	Current yield as of June 30, 2023.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
42	MainStay VP Growth Allocation Portfolio

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 500 International ETF	$ 42,946	$ 265	$ (7,147)	$ 534	$ 3,833	$ 40,431	$ 1,027	$ —	1,292
IQ Candriam ESG International Equity ETF	42,781	228	(6,327)	1,563	2,380	40,625	886	—	1,495
IQ Candriam ESG U.S. Large Cap Equity ETF	67,442	718	(13,220)	2,236	11,049	68,225	453	—	1,759
IQ Candriam ESG US Mid Cap Equity ETF	—	13,471	—	—	223	13,694	2	—	483
IQ Chaikin U.S. Large Cap ETF	59,698	—	(4,857)	1,317	1,939	58,097	476	—	1,752
IQ Chaikin U.S. Small Cap ETF	44,173	2,851	(10,916)	1,549	(776)	36,881	323	—	1,137
IQ FTSE International Equity Currency Neutral ETF	25,561	—	(3,252)	248	2,754	25,311	343	—	1,056
IQ MacKay ESG Core Plus Bond ETF	4,114	221	(368)	13	24	4,004	78	—	192
IQ Mackay ESG High Income ETF	—	14,993	—	—	72	15,065	80	—	582
MainStay Epoch Capital Growth Fund Class I	4,545	—	(652)	(95)	857	4,655	—	—	365
MainStay Epoch International Choice Fund Class I	33,905	55	(6,281)	166	4,880	32,725	—	—	835
MainStay MacKay Short Duration High Yield Fund Class I	34,581	1,880	(4,059)	(212)	742	32,932	968	—	3,551
MainStay Short Term Bond Fund Class I	—	25,370	—	—	(268)	25,102	209	—	2,781
MainStay U.S. Government Liquidity Fund	126,767	146,533	(149,221)	—	—	124,079	2,718	—	124,079
MainStay VP American Century Sustainable Equity Portfolio Initial Class	63,735	533	(8,418)	329	8,711	64,890	—	—	5,099
MainStay VP Bond Portfolio Initial Class	3,901	142	(357)	20	66	3,772	—	—	306
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class	45,742	381	(4,193)	(1,765)	3,861	44,026	—	—	6,387
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	61,208	917	(4,760)	511	891	58,767	—	—	3,409
MainStay VP Floating Rate Portfolio Initial Class	66,439	3,176	(32,387)	(1,762)	2,654	38,120	2,254	—	4,499
MainStay VP Indexed Bond Portfolio Initial Class	17,856	828	(1,749)	103	317	17,355	—	—	1,995
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	31,527	818	(18,699)	(1,722)	3,147	15,071	—	—	1,664
MainStay VP MacKay International Equity Portfolio Initial Class	33,805	288	(3,400)	(920)	2,822	32,595	—	—	2,998
MainStay VP PIMCO Real Return Portfolio Initial Class	12,031	1,425	(1,106)	37	162	12,549	—	—	1,504
MainStay VP S&P 500 Index Portfolio Initial Class	19,459	27	(1,906)	192	2,912	20,684	—	—	254
MainStay VP Small Cap Growth Portfolio Initial Class	50,198	306	(9,323)	(2,822)	8,198	46,557	—	—	4,454
MainStay VP Wellington Growth Portfolio Initial Class	67,510	566	(14,741)	(9,374)	26,058	70,019	—	—	3,129
MainStay VP Wellington Mid Cap Portfolio Initial Class	53,177	1,129	(8,995)	(8,077)	11,755	48,989	—	—	6,157
MainStay VP Wellington Small Cap Portfolio Initial Class	46,945	2,928	(10,827)	(7,066)	9,539	41,519	—	—	5,127
MainStay VP Wellington U.S. Equity Portfolio Initial Class	33,350	552	(3,508)	(1,640)	6,371	35,125	—	—	1,433
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	66,245	949	(12,855)	(2,981)	18,812	70,170	—	—	2,947
MainStay WMC Enduring Capital Fund Class R6	32,025	12	(2,236)	(156)	2,572	32,217	—	—	1,007
MainStay WMC International Research Equity Fund Class I	34,436	—	(5,119)	(1,801)	5,324	32,840	—	—	4,535
MainStay WMC Value Fund Class R6	59,234	164	(4,414)	(1,887)	3,052	56,149	—	—	1,912
	$1,285,336	$221,726	$(355,293)	$(33,462)	$144,933	$1,263,240	$ 9,817	$ —
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
43

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
Swap Contracts
Open OTC total return equity swap contracts as of June 30, 2023 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi Leveraged Loan Basket	1 day FEDF minus 0.20%	12/4/23	Daily	(16,254)	$ —
Citibank NA	Citi Zombie Company Basket	1 day FEDF minus 0.50%	12/4/23	Daily	(7,421)	—
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.45%	12/4/23	Daily	12,576	—
Citibank NA	iShares 20+ Year Treasury Bond ETF	1 day FEDF plus 0.30%	12/4/23	Daily	25,092	—
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF minus 1.25%	12/4/23	Daily	(19,078)	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 day FEDF minus 0.54%	12/4/23	Daily	(12,860)	—
JPMorgan Chase Bank NA	iShares MSCI Japan ETF	1 day FEDF plus 0.15%	4/24/24 - 5/7/24	Daily	37,506	—
JPMorgan Chase Bank NA	J.P. Morgan IDEX Pure Size Short	1 day FEDF plus 0.02%	6/20/24	Daily	(6,412)	—
JPMorgan Chase Bank NA	Materials Select Sector SPDR Fund	1 day FEDF plus 0.18%	2/5/24	Daily	13,223	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF minus 0.20%	12/4/23	Daily	(20,222)	—
JPMorgan Chase Bank NA	Russell 2000 Total Return Index	1 day FEDF minus 0.15%	4/9/24 - 5/7/24	Daily	(55,211)	—
JPMorgan Chase Bank NA	S&P 500 Equal Weight	1 day FEDF plus 0.30% - 0.36%	5/7/24	Daily	39,057	—
Citibank NA	S&P 500 Health Care	1 day FEDF plus 0.45%	12/4/23	Daily	12,678	—
Citibank NA	S&P 500 Telecom Services	1 day FEDF plus 0.45%	12/4/23	Daily	4,907	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.05%	12/4/23	Daily	(65,446)	—
Citibank NA	S&P Midcap 400 Total Return Index	1 day FEDF plus 0.30%	12/4/23	Daily	38,950	—
Citibank NA	S&P SmallCap 600 Index	1 day FEDF plus 0.40%	12/4/23	Daily	63,701	—
Citibank NA	SPDR S&P Oil & Gas Exploration & Production ETF	1 day FEDF plus 0.40%	12/4/23	Daily	9,489	—
Citibank NA	VanEck Oil Services ETF	1 day FEDF plus 0.40%	12/4/23	Daily	10,103	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF minus 5.00%	12/4/23	Daily	(12,209)	—
						$ —
The following table represents the basket holdings underlying the total return swap with Citi Leveraged Loan Basket as of June 30, 2023.
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
AerCap Holdings NV	(4,637)	(592,192)	—	3.64
Apollo Commercial Real Estate Finance, Inc.	(935)	(119,408)	—	0.74
Atlantica Sustainable Infrastructure plc	(680)	(86,845)	—	0.53
Brandywine Realty Trust	(888)	(113,467)	—	0.70
Carnival Corp.	(18,688)	(2,386,869)	—	14.69
Chart Industries, Inc.	(6,010)	(767,641)	—	4.72
Coherent Corp.	(3,132)	(400,042)	—	2.46
CommScope Holding Co, Inc.	(641)	(81,883)	—	0.50
Crane NXT Co	(3,639)	(464,761)	—	2.86
Cushman & Wakefield plc	(948)	(121,105)	—	0.75
Delta Air Lines, Inc.	(13,699)	(1,749,630)	—	10.76
Designer Brands, Inc.	(941)	(120,145)	—	0.74
DigitalBridge Group, Inc.	(1,381)	(176,445)	—	1.09
Elanco Animal Health, Inc.	(4,250)	(542,848)	—	3.34
Entegris, Inc.	(7,430)	(949,006)	—	5.84
Fidelity National Information Services, Inc.	(9,826)	(1,254,967)	—	7.72
Hanesbrands, Inc.	(2,614)	(333,870)	—	2.05
JetBlue Airways Corp.	(2,999)	(382,970)	—	2.36
Lumen Technologies, Inc.	(4,055)	(517,953)	—	3.19
MKS Instruments, Inc.	(2,865)	(365,972)	—	2.25
Oatly Group AB	(446)	(56,951)	—	0.35
Opendoor Technologies, Inc.	(3,834)	(489,655)	—	3.01
Par Pacific Holdings, Inc.	(1,123)	(143,455)	—	0.88
PureCycle Technologies, Inc.	(1,318)	(168,289)	—	1.04
Scorpio Tankers, Inc.	(2,631)	(336,030)	—	2.07
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
44	MainStay VP Growth Allocation Portfolio

Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
Topgolf Callaway Brands Corp.	(1,490)	(190,326)	—	1.17
Uber Technologies, Inc.	(13,823)	(1,765,446)	—	10.86
United Airlines Holdings, Inc.	(12,336)	(1,575,604)	—	9.69

1.	As of June 30, 2023, cash in the amount $1,000,000 was pledged to brokers for OTC swap contracts.
2.	Portfolio pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of June 30, 2023.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 975,191,822	$ —	$ —	$ 975,191,822
Fixed Income Funds	163,969,637	—	—	163,969,637
Total Affiliated Investment Companies	1,139,161,459	—	—	1,139,161,459
Short-Term Investment
Affiliated Investment Company	124,078,722	—	—	124,078,722
Total Investments in Securities	$ 1,263,240,181	$ —	$ —	$ 1,263,240,181

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
45

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in affiliated investment companies, at value (identified cost $1,275,861,827)	$1,263,240,181
Cash	787,302
Cash collateral on deposit at broker for swap contracts	1,000,000
Receivables:
Dividends	2,128,838
Dividends and interest on OTC swaps contracts	1,790,605
Portfolio shares sold	50,497
Other assets	13,702
Total assets	1,269,011,125
Liabilities
Payables:
Portfolio shares redeemed	1,462,681
Investment securities purchased	261,976
NYLIFE Distributors (See Note 3)	240,137
Shareholder communication	41,622
Professional fees	26,589
Custodian	14,119
Accrued expenses	5,787
Total liabilities	2,052,911
Net assets	$1,266,958,214
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 124,531
Additional paid-in-capital	1,270,100,822
1,270,225,353
Total distributable earnings (loss)	(3,267,139)
Net assets	$1,266,958,214
Initial Class
Net assets applicable to outstanding shares	$ 94,007,414
Shares of beneficial interest outstanding	9,120,360
Net asset value per share outstanding	$ 10.31
Service Class
Net assets applicable to outstanding shares	$1,172,950,800
Shares of beneficial interest outstanding	115,410,315
Net asset value per share outstanding	$ 10.16

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
46	MainStay VP Growth Allocation Portfolio

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 9,816,799
Expenses
Distribution/Service—Service Class (See Note 3)	1,475,833
Professional fees	54,063
Custodian	18,624
Trustees	16,226
Shareholder communication	3,803
Miscellaneous	17,041
Total expenses	1,585,590
Net investment income (loss)	8,231,209
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	(33,461,965)
Swap transactions	(16,640,350)
Net realized gain (loss)	(50,102,315)
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	144,932,508
Net realized and unrealized gain (loss)	94,830,193
Net increase (decrease) in net assets resulting from operations	$103,061,402
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 8,231,209	$ 18,584,745
Net realized gain (loss)	(50,102,315)	107,969,094
Net change in unrealized appreciation (depreciation)	144,932,508	(377,385,911)
Net increase (decrease) in net assets resulting from operations	103,061,402	(250,832,072)
Distributions to shareholders:
Initial Class	—	(15,428,348)
Service Class	—	(216,661,264)
Total distributions to shareholders	—	(232,089,612)
Capital share transactions:
Net proceeds from sales of shares	15,492,564	26,427,493
Net asset value of shares issued to shareholders in reinvestment of distributions	—	232,089,612
Cost of shares redeemed	(138,968,459)	(251,331,929)
Increase (decrease) in net assets derived from capital share transactions	(123,475,895)	7,185,176
Net increase (decrease) in net assets	(20,414,493)	(475,736,508)
Net Assets
Beginning of period	1,287,372,707	1,763,109,215
End of period	$1,266,958,214	$1,287,372,707
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
48	MainStay VP Growth Allocation Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.50	$ 13.62	$ 12.19	$ 11.51	$ 10.57	$ 12.61
Net investment income (loss) (a)	0.08	0.18	0.20	0.21	0.26	0.21
Net realized and unrealized gain (loss)	0.73	(2.28)	1.72	1.21	1.91	(1.47)
Total from investment operations	0.81	(2.10)	1.92	1.42	2.17	(1.26)
Less distributions:
From net investment income	—	(0.42)	(0.33)	(0.34)	(0.39)	(0.24)
From net realized gain on investments	—	(1.60)	(0.16)	(0.40)	(0.84)	(0.54)
Total distributions	—	(2.02)	(0.49)	(0.74)	(1.23)	(0.78)
Net asset value at end of period	$ 10.31	$ 9.50	$ 13.62	$ 12.19	$ 11.51	$ 10.57
Total investment return (b)	8.53%(c)	(14.43)%	16.01%	12.94%	21.42%	(10.73)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.54%††	1.55%	1.53%	1.87%	2.22%	1.71%
Net expenses (d)	0.02%††	0.02%	0.02%	0.03%	0.02%	0.02%
Portfolio turnover rate	7%	32%	24%	32%	41%	44%
Net assets at end of period (in 000's)	$ 94,007	$ 88,026	$ 108,059	$ 98,314	$ 91,615	$ 80,133

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2023*	Year Ended December 31,
Service Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.38	$ 13.46	$ 12.05	$ 11.38	$ 10.47	$ 12.49
Net investment income (loss) (a)	0.06	0.14	0.16	0.17	0.22	0.17
Net realized and unrealized gain (loss)	0.72	(2.24)	1.71	1.21	1.88	(1.44)
Total from investment operations	0.78	(2.10)	1.87	1.38	2.10	(1.27)
Less distributions:
From net investment income	—	(0.38)	(0.30)	(0.31)	(0.35)	(0.21)
From net realized gain on investments	—	(1.60)	(0.16)	(0.40)	(0.84)	(0.54)
Total distributions	—	(1.98)	(0.46)	(0.71)	(1.19)	(0.75)
Net asset value at end of period	$ 10.16	$ 9.38	$ 13.46	$ 12.05	$ 11.38	$ 10.47
Total investment return (b)	8.32%(c)	(14.64)%	15.72%	12.65%	21.12%	(10.95)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.28%††	1.26%	1.24%	1.55%	1.90%	1.42%
Net expenses (d)	0.27%††	0.27%	0.27%	0.28%	0.27%	0.27%
Portfolio turnover rate	7%	32%	24%	32%	41%	44%
Net assets at end of period (in 000's)	$ 1,172,951	$ 1,199,347	$ 1,655,050	$ 1,711,623	$ 1,868,634	$ 1,849,974

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

MainStay VP Equity Allocation Portfolio
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/13/2006	9.70%	13.58%	6.38%	7.86%	0.60%
Service Class Shares	2/13/2006	9.56	13.30	6.11	7.59	0.85

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P 500® Index[2]	16.89%	19.59%	12.31%	12.86%
MSCI EAFE® Index (Net)[3]	11.67	18.77	4.39	5.41
Equity Allocation Composite Index[4]	15.60	19.52	10.35	11.01
Morningstar Aggressive Allocation Category Average[5]	9.72	12.04	6.25	7.85

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The S&P 500® Index is the Portfolio's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The MSCI EAFE® Index (Net) is the Portfolio's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
4.	The Portfolio has selected the Equity Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Equity Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index (Net) weighted 75% and 25%, respectively. Prior to February 28, 2014, the Equity Allocation Composite Index consisted of the S&P 500® Index and the MSCI EAFE® Index (Net) weighted 80% and 20%, respectively.
5.	The Morningstar Aggressive Allocation Category Average is representative of funds in allocation categories that seek to provide both income and capital appreciation by primarily investing in multiple asset classes, including stocks, bonds, and cash. These aggressive strategies typically allocate at least 10% to equities of foreign companies and prioritize capital appreciation over preservation. They typically expect volatility similar to a strategic equity exposure of more than 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
50	MainStay VP Equity Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Equity Allocation Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Initial Class Shares	$1,000.00	$1,097.00	$0.10	$1,024.70	$0.10	0.02%
Service Class Shares	$1,000.00	$1,095.60	$1.40	$1,023.46	$1.35	0.27%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
51

Asset Diversification as of June 30, 2023 (Unaudited)
Equity Funds	96.7%
Short-Term Investment	2.9
Other Assets, Less Liabilities	0.4
See Portfolio of Investments beginning on page 56 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

52	MainStay VP Equity Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.
How did MainStay VP Equity Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP Equity Allocation Portfolio returned 9.70% for Initial Class shares and 9.56% for Service Class shares. Over the same period, both share classes underperformed the 16.89% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and the 11.67% return of the MSCI EAFE® Index (Net), which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2023, both share classes also underperformed the 15.60% return of the Equity Allocation Composite Index and the 9.72% return of Morningstar Aggressive Allocation Category Average.2
What factors affected the Portfolio’s relative performance during the reporting period?
The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities and international equities, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The Portfolio’s management internally maintains a blend of indices that are taken into consideration when managing the Portfolio. During the reporting period, the Portfolio underperformed this internally maintained blend of indices, primarily due to a variety of asset-class policy positions.
The Portfolio’s underperformance was driven by the following factors:
•	Cash management: Slightly underweight exposure to equities implemented by building a deliberate cash balance proved a minor drag on Portfolio performance, as a rally in mega-cap technology names provided a boost to the broader market.
•	Equity size: The Portfolio also held a pronounced skew favoring mid- and small-cap company stocks. While we partially unwound this position during the reporting period, this bias substantially undermined performance, as large-cap stocks significantly outperformed their smaller-cap counterparts.
•	Equity style: Similarly, the Portfolio persistently favored value-oriented shares over growth-oriented shares, which markedly detracted from performance.
•	Equity sector: The Portfolio favored energy, materials, health care and low volatility stocks in areas such as staples and utilities, all of which underperformed market averages by a wide margin, with energy, utilities and health care producing negative returns within the S&P 500® Index.
•	Tailored exposure: The Portfolio held inverse exposure to a basket of companies that generate inadequate free cash flow to service their debt obligations (so-called “zombie companies”). However, loan-dependent companies—led by a handful of travel-related companies enjoying a boom in leisure activities— generated market-beating returns, thereby detracting from relative performance.
•	Geographic allocation: Underweight exposure to both developing and developed non-U.S. markets contributed positively, if only modestly, to the Portfolio’s relative return. (Contributions take weightings and total returns into account.)
•	Gold exposure: Returns also benefited from the Portfolio’s exposure to gold mining stocks early in the reporting period. We removed the exposure as the stocks rose to reach our targets, providing an opportunity to lock in gains.
In addition to the asset-class policy decisions cited above, relative returns also suffered due to the underperformance of some of the Portfolio’s Underlying Fund investments, which, in total, failed to keep pace with their individual benchmarks.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Portfolio’s tactical asset class policy views. Therefore, the swaps can be seen as detracting from the Portfolio’s relative performance over the course of the reporting period.
How did you allocate the Portfolio’s assets during the reporting period and why?
Cash management: As mentioned above, the Portfolio maintained a modest cash balance during the reporting period. This position reflected our opinion that a recession was effectively unavoidable, although it failed to materialize during the reporting period. We believe a wide range of data supported—and continues to support—our position. Specifically, corporate earnings growth has already faltered, with earnings shortfalls likely to worsen as margins get squeezed and revenues come under pressure. Further, we believe valuations look stretched and are likely to adjust lower to reflect an environment of slower growth and persistently higher inflation. Such conditions dictate caution in terms of the Portfolio’s equity exposure.
Equity Size: The Portfolio’s emphasis on small- and mid-cap stocks reflected their historically low valuations in contrast to large-cap names. As we prepared the Portfolio for the onset of

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 50 for more information on benchmark and peer group returns.
53

recession and a potential bear market, we believed the downside for small- and mid-cap names might be limited, while the upside could be considerable should we be proven wrong in our recession forecast. However, we reduced the Portfolio’s small- and mid-cap tilt during the developing bank crisis in the early spring as smaller companies rely disproportionately on bank financing and so appeared vulnerable to this particular disruption.
Style/sector: We believed that the mega-cap technology firms that dominated the large-cap growth indices were overpriced coming into 2023 (and are now considerably more so as their price appreciation has vastly outpaced expectations for earnings growth). Accordingly, we explicitly tilted the Portfolio toward value-oriented shares. We also sought to identify sectors with specific return drivers. In the case of energy, the drivers included under-investment in field development over the past decade and a geopolitical imperative among Western nations to source energy supplies from friendly and stable sources. For materials, we expected an economic boom in China resulting from termination of the country’s zero-COVID-19 restrictions and continued progress in the ongoing green energy transition. For health care and low-volatility index positions, we sought to shelter Portfolio assets ahead of the expected economic downturn by investing in defensive, low-beta3 stocks that we believed might retain their value better than the broader market in the event of a downturn.
Tailored exposure: We positioned the Portfolio with inverse exposure to companies deemed especially vulnerable to a credit squeeze during the evolving bank crisis (which we believe, remains a potential issue). Such firms are heavily leveraged, marginally profitable, and largely reliant on banks to arrange financing. With banks reducing credit availability, we think it is a matter of time before these firms find themselves unable to secure financing for new initiatives or to rollover outstanding debt.
Gold miners: We tactically invested Portfolio assets in gold miners, adding to positions as gold mining equities grew more attractively valued, then selling the positions as the valuations increased.
How did the Portfolio’s allocations change over the course of the reporting period?
The Portfolio’s positioning remained fairly stable during the reporting period, as our assessment of the economic environment changed little. However, the Portfolio added swap exposure to iShares MSCI Japan ETF in the spring, as increasing pressure on Japanese corporations to improve corporate governance and get excess cash off their balance sheets appeared likely to lead to a sharp increase in share buybacks that we believed would provide a tailwind. The Portfolio also initiated swap exposure to the S&P 500® Equal Weight Index in the spring, as we decreased the Portfolio’s emphasis on small-cap stocks that appeared vulnerable to banking industry turmoil; we moved up the market capitalization spectrum without meaningfully increasing the Portfolio’s exposure to the handful of mega-cap tech stocks we considered to be badly mispriced. In addition, the Portfolio adopted a position in IQ MacKay ESG High Income ETF when it became available in spring 2023. We funded this new position with the proceeds from a redemption taken from MainStay VP MacKay High Yield Corporate Bond Portfolio, thereby diversifying holdings across high-yield bond strategies.
Conversely, the Portfolio established inverse positions (the functional equivalent of a decrease) in custom baskets of companies deemed especially vulnerable to disruptions in the bank financing marketplace, or so heavily indebted that they were in jeopardy of failing to meet their debt obligations. We believed stocks in both baskets were likely to be punished if credit markets tightened further, drawing into question their ability to operate as a going concern. We also removed the Portfolio’s swap exposure to VanEck Gold Miners ETF once it hit our price target. Finally, we reduced the Portfolio’s holdings of IQ Chaikin US Small Cap ETF when the bias favoring smaller companies was removed.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
Among Underlying Equity Funds held for the entire reporting period, the highest returns came from MainStay VP Wellington Growth Portfolio, MainStay VP Winslow Large Cap Growth Portfolio and IQ Candriam ESG U.S. Equity ETF. The lowest total returns came from VanEck Oil Services ETF, SPDR® S&P® Oil & Gas Exploration & Production ETF and the S&P 500® Health Care sector index (all three accessed via total return swaps rather than through direct investments).
Which Underlying Equity Funds were the strongest positive contributors to the Portfolio’s performance and which Underlying Equity Funds were particularly weak?
Contribution to return is a function not only of position size and performance, but also the variation in size and performance over time. The largest positive contributions to return came from exposure to MainStay VP Wellington Growth Portfolio and MainStay VP Winslow Large Cap Growth Portfolio. The most significant detractors from performance resulted from inverse
3.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
54	MainStay VP Equity Allocation Portfolio

swap exposure to a custom basket containing stock of companies determined to be especially dependent on bank financing (the Citi Leveraged Loan Basket) and exposure to iShares MSCI EAFE ETF.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
55

Portfolio of Investments June 30, 2023†^(Unaudited)
	Shares	Value
Affiliated Investment Companies 96.7%
Equity Funds 96.7%
IQ 500 International ETF (a)	1,087,347	$ 34,034,722
IQ Candriam ESG International Equity ETF (a)	1,255,548	34,121,400
IQ Candriam ESG U.S. Large Cap Equity ETF (a)	1,515,516	58,788,230
IQ Candriam ESG US Mid Cap Equity ETF (a)	632,406	17,921,058
IQ Chaikin U.S. Large Cap ETF (a)	1,530,556	50,748,492
IQ Chaikin U.S. Small Cap ETF (a)	1,008,577	32,712,993
IQ FTSE International Equity Currency Neutral ETF	724,737	17,364,699
MainStay Epoch Capital Growth Fund Class I	250,089	3,193,284
MainStay Epoch International Choice Fund Class I (a)	729,169	28,587,276
MainStay VP American Century Sustainable Equity Portfolio Initial Class (a)	4,427,037	56,340,684
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class (a)	6,234,575	42,974,927
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	2,977,458	51,330,176
MainStay VP MacKay International Equity Portfolio Initial Class (a)	2,644,023	28,742,113
MainStay VP S&P 500 Index Portfolio Initial Class	171,150	13,934,819
MainStay VP Small Cap Growth Portfolio Initial Class (a)	3,901,272	40,780,780
MainStay VP Wellington Growth Portfolio Initial Class (a)	2,687,255	60,142,922
MainStay VP Wellington Mid Cap Portfolio Initial Class (a)	5,370,995	42,733,785
MainStay VP Wellington Small Cap Portfolio Initial Class (a)	4,515,400	36,568,416
	Shares	Value

Equity Funds (continued)
MainStay VP Wellington U.S. Equity Portfolio Initial Class	1,235,896	$ 30,288,980
MainStay VP Winslow Large Cap Growth Portfolio Initial Class (a)	2,536,622	60,392,656
MainStay WMC Enduring Capital Fund Class R6 (a)	878,354	28,093,790
MainStay WMC International Research Equity Fund Class I (a)	3,974,590	28,780,798
MainStay WMC Value Fund Class R6 (a)	1,673,578	49,145,802
Total Affiliated Investment Companies (Cost $888,985,123)		847,722,802
Short-Term Investment 2.9%
Affiliated Investment Company 2.9%
MainStay U.S. Government Liquidity Fund, 5.06% (b)	25,292,167	25,292,167
Total Short-Term Investment (Cost $25,292,167)	2.9%	25,292,167
Total Investments (Cost $914,277,290)	99.6%	873,014,969
Other Assets, Less Liabilities	0.4	3,540,673
Net Assets	100.0%	$ 876,555,642

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	As of June 30, 2023, the Portfolio's ownership exceeds 5% of the outstanding shares of the Underlying Portfolio's/Fund's share class.
(b)	Current yield as of June 30, 2023.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
56	MainStay VP Equity Allocation Portfolio

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 500 International ETF	$ 34,730	$ 881	$ (5,107)	$ 611	$ 2,920	$ 34,035	$ 865	$ —	1,087
IQ Candriam ESG International Equity ETF	34,598	763	(4,442)	972	2,230	34,121	730	—	1,256
IQ Candriam ESG U.S. Large Cap Equity ETF	56,355	754	(9,576)	2,355	8,900	58,788	384	—	1,516
IQ Candriam ESG US Mid Cap Equity ETF	—	17,223	—	—	698	17,921	19	—	632
IQ Chaikin U.S. Large Cap ETF	50,884	—	(2,923)	843	1,944	50,748	414	—	1,531
IQ Chaikin U.S. Small Cap ETF	38,632	2,956	(9,447)	(835)	1,407	32,713	287	—	1,009
IQ FTSE International Equity Currency Neutral ETF	17,024	93	(1,765)	108	1,905	17,365	233	—	725
MainStay Epoch Capital Growth Fund Class I	3,031	—	(351)	(53)	566	3,193	—	—	250
MainStay Epoch International Choice Fund Class I	28,668	355	(4,727)	902	3,389	28,587	—	—	729
MainStay U.S. Government Liquidity Fund	28,276	83,823	(86,807)	—	—	25,292	560	—	25,292
MainStay VP American Century Sustainable Equity Portfolio Initial Class	53,955	391	(5,753)	232	7,516	56,341	—	—	4,427
MainStay VP Candriam Emerging Markets Equity Portfolio Initial Class	43,485	1,184	(3,674)	(1,177)	3,157	42,975	—	—	6,235
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	52,113	1,486	(3,475)	366	840	51,330	—	—	2,977
MainStay VP MacKay International Equity Portfolio Initial Class	28,578	874	(2,305)	(1,509)	3,104	28,742	—	—	2,644
MainStay VP S&P 500 Index Portfolio Initial Class	12,948	26	(1,118)	73	2,006	13,935	—	—	171
MainStay VP Small Cap Growth Portfolio Initial Class	43,165	795	(7,795)	(2,402)	7,018	40,781	—	—	3,901
MainStay VP Wellington Growth Portfolio Initial Class	56,440	558	(10,952)	(6,518)	20,615	60,143	—	—	2,687
MainStay VP Wellington Mid Cap Portfolio Initial Class	45,490	1,415	(7,300)	(7,003)	10,132	42,734	—	—	5,371
MainStay VP Wellington Small Cap Portfolio Initial Class	40,757	3,026	(9,279)	(3,313)	5,377	36,568	—	—	4,515
MainStay VP Wellington U.S. Equity Portfolio Initial Class	28,318	510	(2,599)	(1,112)	5,172	30,289	—	—	1,236
MainStay VP Winslow Large Cap Growth Portfolio Initial Class	55,437	957	(9,400)	(2,517)	15,916	60,393	—	—	2,537
MainStay WMC Enduring Capital Fund Class R6	26,912	383	(1,278)	(92)	2,169	28,094	—	—	878
MainStay WMC International Research Equity Fund Class I	29,109	294	(3,614)	(1,296)	4,288	28,781	—	—	3,975
MainStay WMC Value Fund Class R6	50,562	649	(3,063)	(1,041)	2,039	49,146	—	—	1,674
	$ 859,467	$119,396	$(196,750)	$(22,406)	$113,308	$ 873,015	$3,492	$ —
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
57

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
Swap Contracts
Open OTC total return equity swap contracts as of June 30, 2023 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi Leveraged Loan Basket	1 day FEDF minus 0.20%	12/4/23	Daily	(11,036)	$ —
Citibank NA	Citi Zombie Company Basket	1 day FEDF minus 0.50%	12/4/23	Daily	(5,039)	—
Citibank NA	Invesco S&P 500 Low Volatility ETF	1 day FEDF plus 0.45%	12/4/23	Daily	8,508	—
Citibank NA	iShares MSCI EAFE ETF	1 day FEDF minus 1.25%	12/4/23	Daily	(13,108)	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 day FEDF minus 0.54%	12/4/23	Daily	(8,620)	—
JPMorgan Chase Bank NA	iShares MSCI Japan ETF	1 day FEDF plus 0.15%	4/24/24 - 5/7/24	Daily	25,771	—
JPMorgan Chase Bank NA	J.P. Morgan IDEX Pure Size Short	1 day FEDF plus 0.02%	6/20/24	Daily	(7,379)	—
JPMorgan Chase Bank NA	Materials Select Sector SPDR Fund	1 day FEDF plus 0.18%	2/5/24	Daily	8,943	—
Citibank NA	Russell 1000 Growth Total Return Index	1 day FEDF minus 0.20%	12/4/23	Daily	(13,890)	—
JPMorgan Chase Bank NA	Russell 2000 Total Return Index	1 day FEDF minus 0.15%	4/9/24 - 5/7/24	Daily	(36,771)	—
JPMorgan Chase Bank NA	S&P 500 Equal Weight	1 day FEDF plus 0.30% - 0.36%	5/7/24	Daily	26,834	—
Citibank NA	S&P 500 Health Care	1 day FEDF plus 0.45%	12/4/23	Daily	8,577	—
Citibank NA	S&P 500 Telecom Services	1 day FEDF plus 0.45%	12/4/23	Daily	1,929	—
Citibank NA	S&P 500 Total Return Index	1 day FEDF plus 0.05%	12/4/23	Daily	(39,740)	—
Citibank NA	S&P 600 Small CAP TRI Index	1 day FEDF plus 0.40%	12/4/23	Daily	43,777	—
Citibank NA	S&P Midcap 400 Total Return Index	1 day FEDF plus 0.30%	12/4/23	Daily	24,976	—
Citibank NA	SPDR S&P Oil & Gas Exploration & Production ETF	1 day FEDF plus 0.40%	12/4/23	Daily	6,516	—
Citibank NA	VanEck Oil Services ETF	1 day FEDF plus 0.40%	12/4/23	Daily	6,898	—
Citibank NA	Vanguard FTSE Europe ETF	1 day FEDF minus 5.00%	12/4/23	Daily	(8,297)	—
						$ —
The following table represents the basket holdings underlying the total return swap with Citi Leveraged Loan Basket as of June 30, 2023.
Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
AerCap Holdings NV	(3,148)	(402,084)	—	3.64
Apollo Commercial Real Estate Finance, Inc.	(635)	(81,075)	—	0.74
Atlantica Sustainable Infrastructure plc	(462)	(58,965)	—	0.53
Brandywine Realty Trust	(603)	(77,041)	—	0.70
Carnival Corp.	(12,689)	(1,620,624)	—	14.69
Chart Industries, Inc.	(4,081)	(521,209)	—	4.72
Coherent Corp.	(2,127)	(271,618)	—	2.46
CommScope Holding Co, Inc.	(435)	(55,596)	—	0.50
Crane NXT Co	(2,471)	(315,561)	—	2.86
Cushman & Wakefield plc	(644)	(82,227)	—	0.75
Delta Air Lines, Inc.	(9,301)	(1,187,955)	—	10.76
Designer Brands, Inc.	(639)	(81,576)	—	0.74
DigitalBridge Group, Inc.	(938)	(119,801)	—	1.09
Elanco Animal Health, Inc.	(2,886)	(368,580)	—	3.34
Entegris, Inc.	(5,045)	(644,351)	—	5.84
Fidelity National Information Services, Inc.	(6,672)	(852,091)	—	7.72
Hanesbrands, Inc.	(1,775)	(226,690)	—	2.05
JetBlue Airways Corp.	(2,036)	(260,027)	—	2.36
Lumen Technologies, Inc.	(2,753)	(351,677)	—	3.19
MKS Instruments, Inc.	(1,946)	(248,486)	—	2.25
Oatly Group AB	(303)	(38,668)	—	0.35
Opendoor Technologies, Inc.	(2,603)	(332,463)	—	3.01
Par Pacific Holdings, Inc.	(763)	(97,403)	—	0.88
PureCycle Technologies, Inc.	(895)	(114,264)	—	1.04
Scorpio Tankers, Inc.	(1,786)	(228,156)	—	2.07
Topgolf Callaway Brands Corp.	(1,012)	(129,226)	—	1.17
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
58	MainStay VP Equity Allocation Portfolio

Security Description	Shares	Notional Value	Unrealized Appreciation/ Depreciation	Percent of Basket Net Assets
Uber Technologies, Inc.	(9,385)	(1,198,693)	—	10.86
United Airlines Holdings, Inc.	(8,376)	(1,069,795)	—	9.69

1.	As of June 30, 2023, cash in the amount $700,000 was pledged to brokers for OTC swap contracts.
2.	Portfolio pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of June 30, 2023.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FEDF—Federal Funds Rate
FTSE—Financial Times Stock Exchange
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
TRI—Total Return Index
The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 847,722,802	$ —	$ —	$ 847,722,802
Short-Term Investment
Affiliated Investment Company	25,292,167	—	—	25,292,167
Total Investments in Securities	$ 873,014,969	$ —	$ —	$ 873,014,969

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
59

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in affiliated investment companies, at value (identified cost $914,277,290)	$873,014,969
Cash	1,144,068
Cash collateral on deposit at broker for swap contracts	700,000
Receivables:
Dividends and interest on OTC swaps contracts	1,325,379
Dividends	1,272,276
Portfolio shares sold	25,083
Other assets	8,972
Total assets	877,490,747
Liabilities
Payables:
Portfolio shares redeemed	728,114
NYLIFE Distributors (See Note 3)	159,744
Professional fees	19,067
Shareholder communication	17,363
Custodian	6,169
Accrued expenses	4,648
Total liabilities	935,105
Net assets	$876,555,642
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 85,910
Additional paid-in-capital	870,079,172
870,165,082
Total distributable earnings (loss)	6,390,560
Net assets	$876,555,642
Initial Class
Net assets applicable to outstanding shares	$ 92,958,931
Shares of beneficial interest outstanding	8,984,789
Net asset value per share outstanding	$ 10.35
Service Class
Net assets applicable to outstanding shares	$783,596,711
Shares of beneficial interest outstanding	76,924,782
Net asset value per share outstanding	$ 10.19

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
60	MainStay VP Equity Allocation Portfolio

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 3,492,030
Expenses
Distribution/Service—Service Class (See Note 3)	967,367
Professional fees	41,761
Custodian	14,111
Trustees	10,752
Shareholder communication	8,968
Miscellaneous	11,912
Total expenses	1,054,871
Net investment income (loss)	2,437,159
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	(22,406,053)
Swap transactions	(13,526,959)
Net realized gain (loss)	(35,933,012)
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	113,307,887
Net realized and unrealized gain (loss)	77,374,875
Net increase (decrease) in net assets resulting from operations	$ 79,812,034
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
61

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,437,159	$ 8,458,183
Net realized gain (loss)	(35,933,012)	117,518,501
Net change in unrealized appreciation (depreciation)	113,307,887	(328,806,143)
Net increase (decrease) in net assets resulting from operations	79,812,034	(202,829,459)
Distributions to shareholders:
Initial Class	—	(16,509,845)
Service Class	—	(152,373,206)
Total distributions to shareholders	—	(168,883,051)
Capital share transactions:
Net proceeds from sales of shares	9,016,100	19,615,742
Net asset value of shares issued to shareholders in reinvestment of distributions	—	168,883,051
Cost of shares redeemed	(74,080,292)	(120,792,336)
Increase (decrease) in net assets derived from capital share transactions	(65,064,192)	67,706,457
Net increase (decrease) in net assets	14,747,842	(304,006,053)
Net Assets
Beginning of period	861,807,800	1,165,813,853
End of period	$876,555,642	$ 861,807,800
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
62	MainStay VP Equity Allocation Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.43	$ 14.39	$ 12.62	$ 11.80	$ 10.50	$ 12.65
Net investment income (loss) (a)	0.04	0.13	0.18	0.18	0.21	0.18
Net realized and unrealized gain (loss)	0.88	(2.83)	2.33	1.49	2.25	(1.67)
Total from investment operations	0.92	(2.70)	2.51	1.67	2.46	(1.49)
Less distributions:
From net investment income	—	(0.40)	(0.27)	(0.27)	(0.36)	(0.19)
From net realized gain on investments	—	(1.86)	(0.47)	(0.58)	(0.80)	(0.47)
Total distributions	—	(2.26)	(0.74)	(0.85)	(1.16)	(0.66)
Net asset value at end of period	$ 10.35	$ 9.43	$ 14.39	$ 12.62	$ 11.80	$ 10.50
Total investment return (b)	9.76%(c)	(17.64)%	20.16%	15.02%	24.58%	(12.78)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.80%††	1.14%	1.26%	1.64%	1.80%	1.42%
Net expenses (d)	0.02%††	0.02%	0.02%	0.03%	0.03%	0.02%
Portfolio turnover rate	4%	23%	22%	26%	38%	28%
Net assets at end of period (in 000's)	$ 92,959	$ 86,162	$ 107,062	$ 92,647	$ 83,143	$ 66,326

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30, 2023*	Year Ended December 31,
Service Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.30	$ 14.21	$ 12.47	$ 11.67	$ 10.39	$ 12.53
Net investment income (loss) (a)	0.03	0.10	0.13	0.15	0.17	0.14
Net realized and unrealized gain (loss)	0.86	(2.79)	2.32	1.47	2.24	(1.65)
Total from investment operations	0.89	(2.69)	2.45	1.62	2.41	(1.51)
Less distributions:
From net investment income	—	(0.36)	(0.24)	(0.24)	(0.33)	(0.16)
From net realized gain on investments	—	(1.86)	(0.47)	(0.58)	(0.80)	(0.47)
Total distributions	—	(2.22)	(0.71)	(0.82)	(1.13)	(0.63)
Net asset value at end of period	$ 10.19	$ 9.30	$ 14.21	$ 12.47	$ 11.67	$ 10.39
Total investment return (b)	9.57%(c)	(17.85)%	19.86%	14.74%	24.27%	(12.99)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.54%††	0.86%	0.97%	1.34%	1.49%	1.16%
Net expenses (d)	0.27%††	0.27%	0.27%	0.28%	0.28%	0.27%
Portfolio turnover rate	4%	23%	22%	26%	38%	28%
Net assets at end of period (in 000's)	$ 783,597	$ 775,646	$ 1,058,752	$ 1,041,818	$ 1,033,813	$ 929,230

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
63

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios” and each individually, referred to as a "Portfolio"). These financial statements and notes relate to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio (collectively referred to as the “Allocation Portfolios” and each individually referred to as an “Allocation Portfolio”). Each is a "diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Shares of the Allocation Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Allocation Portfolios to, among others, certain NYLIAC separate accounts. The separate accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies.
The following table lists each Portfolio's share classes that have been registered and commenced operations:
Fund	Share Classes Commenced Operations[1]
MainStay VP Conservative Allocation Portfolio	Initial Class, Service Class
MainStay VP Moderate Allocation Portfolio	Initial Class, Service Class
MainStay VP Growth Allocation Portfolio	Initial Class, Service Class
MainStay VP Equity Allocation Portfolio	Initial Class, Service Class
1.	For each VP Allocation Portfolio, Initial Class and Service Class shares were registered for sale as of February 13, 2006.
Shares of the Allocation Portfolios are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Allocation Portfolios' shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Allocation Portfolios pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Allocation Portfolios to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The investment objective for each of the Allocation Portfolios is as follows:
The MainStay VP Conservative Allocation Portfolio seeks current income and, secondarily, long-term growth of capital.
The MainStay VP Moderate Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.
The MainStay VP Growth Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.
The MainStay VP Equity Allocation Portfolio seeks long-term growth of capital.
The Allocation Portfolios are "fund-of-funds" that seek to achieve their investment objectives by investing in mutual funds and exchange-traded funds ("ETFs") managed by New York Life Investment Management LLC ("New York Life Investments" or "Manager") or its affiliates (the “Underlying Portfolios/Funds”).
Note 2–Significant Accounting Policies
The Allocation Portfolios are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Allocation Portfolios prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Allocation Portfolios are open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in each Allocation Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Allocation Portfolios' and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Allocation Portfolio investments. The Valuation Designee may value the Allocation Portfolios' portfolio securities for which market quotations are not readily

64	MainStay VP Asset Allocation Portfolios

available and other Allocation Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that each Allocation Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Allocation Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each Allocation Portfolio. Unobservable inputs reflect each Allocation Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including each Allocation Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of each Allocation Portfolio’s assets and liabilities as of June 30, 2023, is included at the end of the Portfolio of Investments.
Investments in Underlying Portfolios/Funds are valued at their respective NAVs at the close of business each day, except for investment in ETFs. Investments in ETFs are valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Securities held by the Underlying Portfolios/Funds are valued using policies consistent with those used by the Underlying Portfolios/Funds. Equity securities, including shares of ETFs, are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date.
Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Allocation Portfolios will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Allocation Portfolios' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies
65

Notes to Financial Statements (Unaudited) (continued)
and to distribute all of its taxable income to the shareholders of each Allocation Portfolio within the allowable time limits.
The Manager evaluates each Allocation Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Allocation Portfolios' tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Allocation Portfolios' financial statements. The Allocation Portfolios' federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Allocation Portfolios intend to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the respective Allocation Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Allocation Portfolios record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Portfolios from the Underlying Portfolios are recorded on the ex-dividend date. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Allocation Portfolios are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Allocation Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Portfolios, including those of related parties to the Allocation Portfolios, are shown in the Statement of Operations.
Additionally, the Allocation Portfolios may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights. In addition, the Allocation Portfolios bear a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which they invest. Because the Underlying Portfolios/Funds have varied expense and fee levels and the Allocation Portfolios may own different pro-portions of the Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Portfolio may vary.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Swap Contracts. The Allocation Portfolios may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Allocation Portfolios will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Allocation Portfolios receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Allocation Portfolios' current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Allocation Portfolios typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Allocation Portfolios' exposure to the credit risk of its original counterparty. The Allocation Portfolios will be required to post specified levels of margin

66	MainStay VP Asset Allocation Portfolios

with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Allocation Portfolios would be required to post in an uncleared transaction. As of June 30, 2023, all swap positions outstanding are shown in the Portfolio of Investments.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Allocation Portfolios bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Allocation Portfolios may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, leverage, liquidity, operational, counterparty and legal/documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions, among other risks.
Equity Swaps (Total Return Swaps). Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Allocation Portfolios enter into a “long” equity swap, the counterparty may agree to pay the Allocation Portfolios the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Allocation Portfolios will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Allocation Portfolios' return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Allocation Portfolios on the notional amount. Alternatively, when the Allocation Portfolios enter into a “short” equity swap, the counterparty will generally agree to pay the Allocation Portfolios the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Allocation Portfolios sold a particular referenced security or securities short, less the dividend expense that the Allocation Portfolios would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Allocation Portfolios will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.
Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Allocation Portfolios are contractually obligated to make. If the other party to an equity swap defaults, the Allocation Portfolios' risk of loss consists of the net amount of payments that the Allocation Portfolios are contractually entitled to receive, if any. The Allocation Portfolios will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Allocation Portfolios' current obligations. The Allocation Portfolios and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Allocation Portfolios' borrowing restrictions.
Equity swaps are derivatives and their value can be very volatile. The Allocation Portfolios may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager does not accurately analyze and predict future market trends, the values or assets or economic factors, the Allocation Portfolios may suffer a loss, which may be substantial. As of June 30, 2023, open swap agreements are shown in the Portfolio of Investments.
(H) LIBOR Replacement Risk. The Allocation Portfolios may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on Secured Overnight Financing Rate ("SOFR") (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking
67

Notes to Financial Statements (Unaudited) (continued)
measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Allocation Portfolios' investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Allocation Portfolios.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Allocation Portfolios' performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Allocation Portfolios' performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Allocation Portfolios.
(I) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Allocation Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Allocation Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Portfolios that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Portfolios.
(J) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Allocation Portfolios' derivative and hedging activities, including how such activities are accounted for and their effect on the Allocation Portfolios' financial positions, performance and cash flows.
The Allocation Portfolios entered into total return swap contracts to seek to enhance returns or reduce the risk of loss by hedging certain of the Allocation Portfolios' holdings.
MainStay VP Conservative Allocation Portfolio
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2023:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Transactions	$(6,301,129)	$(6,301,129)
Total Net Realized Gain (Loss)	$(6,301,129)	$(6,301,129)

Average Notional Amount	Total
Swap Contracts Long	$ 77,841,486
Swap Contracts Short	$(62,292,975)
MainStay VP Moderate Allocation Portfolio
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2023:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Transactions	$(10,683,335)	$(10,683,335)
Total Net Realized Gain (Loss)	$(10,683,335)	$(10,683,335)

Average Notional Amount	Total
Swap Contracts Long	$ 128,706,815
Swap Contracts Short	$(103,770,192)
MainStay VP Growth Allocation Portfolio
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2023:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Transactions	$(16,640,350)	$(16,640,350)
Total Net Realized Gain (Loss)	$(16,640,350)	$(16,640,350)

Average Notional Amount	Total
Swap Contracts Long	$ 206,140,655
Swap Contracts Short	$(168,189,185)

68	MainStay VP Asset Allocation Portfolios

MainStay VP Equity Allocation Portfolio
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2023:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Transactions	$(13,526,959)	$(13,526,959)
Total Net Realized Gain (Loss)	$(13,526,959)	$(13,526,959)

Average Notional Amount	Total
Swap Contracts Long	$ 134,742,244
Swap Contracts Short	$(115,696,146)
Note 3–Fees and Related Party Transactions
(A) Manager.   New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Allocation Portfolios' Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Portfolios. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Portfolios. Except for the portion of salaries and expenses that are the responsibility of the Allocation Portfolios, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Portfolios and certain operational expenses of the Allocation Portfolios. The Allocation Portfolios reimburse New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Allocation Portfolios.
The Allocation Portfolios do not pay any fees to the Manager in return for the services performed under the Management Agreement. The Allocation Portfolios do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Funds in which the Allocation Portfolios invest.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Allocation Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Portfolios, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Portfolios'respective  NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Portfolios' administrative operations. For providing these services to the Allocation Portfolios, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Allocation Portfolios. The Allocation Portfolios will reimburse New York Life
Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Allocation Portfolios.
(B) Distribution and Service Fees.  The Fund, on behalf of the Allocation Portfolios, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Allocation Portfolios have adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the respective Allocation Portfolio.
Note 4-Federal Income Tax
As of June 30, 2023, the cost and unrealized appreciation (depreciation) of each Allocation Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
MainStay VP Conservative Allocation Portfolio
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$512,706,793	$8,820,789	$(44,669,941)	$(35,849,152)

MainStay VP Moderate Allocation Portfolio
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$849,875,240	$25,627,689	$(66,893,366)	$(41,265,677)

MainStay VP Growth Allocation Portfolio
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,297,265,917	$41,344,941	$(75,370,677)	$(34,025,736)

69

Notes to Financial Statements (Unaudited) (continued)
MainStay VP Equity Allocation Portfolio
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$923,312,167	$34,585,266	$(84,882,464)	$(50,297,198)
During the year ended December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022
Fund	Ordinary Income	Long-Term Capital Gains	Total
MainStay VP Conservative Allocation Portfolio	$38,778,554	$ 37,389,298	$ 76,167,852
MainStay VP Moderate Allocation Portfolio	60,632,330	73,833,369	134,465,699
MainStay VP Growth Allocation Portfolio	90,433,602	141,656,010	232,089,612
MainStay VP Equity Allocation Portfolio	54,259,646	114,623,405	168,883,051

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Allocation Portfolios. Custodial fees are charged to each Allocation Portfolio based on each Allocation Portfolio's net assets and/or the market value of securities held by each Allocation Portfolio and the number of certain transactions incurred by each Allocation Portfolio.
Note 6–Line of Credit
The Allocation Portfolios and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Portfolios and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Allocation Portfolios, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2023, there were no borrowings made or outstanding with respect to the Allocation Portfolios under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Allocation Portfolios, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Allocation Portfolios and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2023, there were no interfund loans made or outstanding with respect to the Allocation Portfolios.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2023, purchases and sales of securities were as follows:
Fund	Purchases	Sales
MainStay VP Conservative Allocation Portfolio	$27,898	$ 83,875
MainStay VP Moderate Allocation Portfolio	48,608	116,989
MainStay VP Growth Allocation Portfolio	75,193	206,070
MainStay VP Equity Allocation Portfolio	35,574	109,944
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2023 and the year ended December 31, 2022, were as follows:
MainStay VP Conservative Allocation Portfolio
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	49,688	$ 494,125
Shares redeemed	(77,668)	(774,301)
Net increase (decrease)	(27,980)	$ (280,176)
Year ended December 31, 2022:
Shares sold	66,953	$ 761,710
Shares issued to shareholders in reinvestment of distributions	213,286	1,966,692
Shares redeemed	(210,688)	(2,472,033)
Net increase (decrease)	69,551	$ 256,369

70	MainStay VP Asset Allocation Portfolios

Service Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	1,108,886	$ 10,924,055
Shares redeemed	(6,782,392)	(66,612,507)
Net increase (decrease)	(5,673,506)	$ (55,688,452)
Year ended December 31, 2022:
Shares sold	3,229,695	$ 36,058,577
Shares issued to shareholders in reinvestment of distributions	8,142,074	74,201,160
Shares redeemed	(11,801,655)	(130,992,287)
Net increase (decrease)	(429,886)	$ (20,732,550)
MainStay VP Moderate Allocation Portfolio
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	70,102	$ 671,837
Shares redeemed	(223,380)	(2,140,087)
Net increase (decrease)	(153,278)	$ (1,468,250)
Year ended December 31, 2022:
Shares sold	177,636	$ 2,077,596
Shares issued to shareholders in reinvestment of distributions	823,223	7,194,477
Shares redeemed	(424,835)	(4,547,952)
Net increase (decrease)	576,024	$ 4,724,121

Service Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	2,163,267	$ 20,533,683
Shares redeemed	(8,586,276)	(81,323,354)
Net increase (decrease)	(6,423,009)	$ (60,789,671)
Year ended December 31, 2022:
Shares sold	3,891,896	$ 42,602,916
Shares issued to shareholders in reinvestment of distributions	14,708,845	127,271,222
Shares redeemed	(13,786,867)	(148,626,844)
Net increase (decrease)	4,813,874	$ 21,247,294
MainStay VP Growth Allocation Portfolio
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	121,685	$ 1,206,659
Shares redeemed	(265,299)	(2,636,078)
Net increase (decrease)	(143,614)	$ (1,429,419)
Year ended December 31, 2022:
Shares sold	306,566	$ 3,636,507
Shares issued to shareholders in reinvestment of distributions	1,729,015	15,428,348
Shares redeemed	(704,896)	(8,497,093)
Net increase (decrease)	1,330,685	$ 10,567,762

Service Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	1,452,410	$ 14,285,905
Shares redeemed	(13,895,037)	(136,332,381)
Net increase (decrease)	(12,442,627)	$(122,046,476)
Year ended December 31, 2022:
Shares sold	2,009,708	$ 22,790,986
Shares issued to shareholders in reinvestment of distributions	24,581,213	216,661,264
Shares redeemed	(21,669,058)	(242,834,836)
Net increase (decrease)	4,921,863	$ (3,382,586)
MainStay VP Equity Allocation Portfolio
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	124,797	$ 1,230,991
Shares redeemed	(275,447)	(2,733,441)
Net increase (decrease)	(150,650)	$ (1,502,450)
Year ended December 31, 2022:
Shares sold	217,177	$ 2,501,367
Shares issued to shareholders in reinvestment of distributions	1,875,309	16,509,845
Shares redeemed	(396,277)	(4,648,111)
Net increase (decrease)	1,696,209	$ 14,363,101

Service Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	800,589	$ 7,785,109
Shares redeemed	(7,300,444)	(71,346,851)
Net increase (decrease)	(6,499,855)	$ (63,561,742)
Year ended December 31, 2022:
Shares sold	1,506,192	$ 17,114,375
Shares issued to shareholders in reinvestment of distributions	17,547,845	152,373,206
Shares redeemed	(10,123,962)	(116,144,225)
Net increase (decrease)	8,930,075	$ 53,343,356
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Allocation Portfolios currently face a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Allocation Portfolios, issuers, industries, governments and
71

Notes to Financial Statements (Unaudited) (continued)
other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Allocation Portfolios' performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Allocation Portfolios as of and for the six-month period ended June 30, 2023, events and transactions subsequent to June 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
72	MainStay VP Asset Allocation Portfolios

Discussion of the Operation and Effectiveness of the Allocation Portfolios' Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Allocation Portfolios have adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Allocation Portfolios' liquidity risk. The Allocation Portfolios' liquidity risk is the risk that the Allocation Portfolios could not meet requests to redeem shares issued by the Allocation Portfolios without significant dilution of the remaining investors’ interests in the Allocation Portfolios. The Board of Trustees of MainStay VP Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Allocation Portfolios' liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Allocation Portfolios' liquidity developments and (iii) the Allocation Portfolios' investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Allocation Portfolios' liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Allocation Portfolio's portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator's liquidity classification determinations are made by taking into account the Allocation Portfolios' reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Allocation Portfolios' prospectus for more information regarding the Allocation Portfolios' exposure to liquidity risk and other risks to which it may be subject.
73

Proxy Voting Policies and Procedures and Proxy Voting Record
Each VP Allocation Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
Each VP Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Allocation Portfolios' holdings report is available free of charge upon request by calling 800-624-6782 or by visiting the SEC’s website at www.sec.gov.
74	MainStay VP Asset Allocation Portfolios

MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

2023 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5029444	MSVPAA10-08/23
(NYLIAC) NI507

MainStay VP PIMCO Real Return Portfolio

Message from the President and Semiannual Report
Unaudited  |  June 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended June 30, 2023. Markets reacted positively to several developments – easing inflationary pressures and softening monetary policy – the most prominent among them.
At the start of the reporting period, high levels of inflation had already begun to show signs of easing in the face of aggressive rate hikes by the U.S. Federal Reserve (the “Fed”). From a peak of 9.06% in June 2022, the annualized U.S. inflation rate as measured by the Consumer Price Index fell to 6.41% in January 2023, and to 2.97% in June 2023, according to the most recent figures. At the same time, the Fed increased the benchmark federal funds rate, from 4.25%–4.50% at the beginning of the reporting period, to 5.00%–5.25% as of June 30, 2023. While the Fed signaled that further rate increases were likely in 2023, the Fed also appeared to be approaching the end of its current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. On a negative note, rising interest rates contributed to the failures of a number of high-profile regional banks in March and April 2023, leading to a wider loss of confidence in the banking industry, and increasing the prospect of a tighter credit environment, although swift federal action to guarantee deposits appeared to limit the damage.
Equity market behavior during the reporting period generally reflected investors’ optimism regarding the prospects for a so-called “soft landing,” in which inflation comes under control and the Fed holds rates steady—or begins to lower them—while the economy avoids a severe recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented shares led the market’s rebound, with information technology the S&P 500® Index’s strongest sector, followed by consumer discretionary. However, the communications services, utilities and energy sectors lost substantial ground as value-oriented stocks fell out of favor and oil prices declined, with financials and health care shares dipping more mildly. While international markets rose, they generally trailed the U.S. market, with developed international markets outperforming their emerging markets counterparts.
Corporate bond prices trended moderately higher amid high volatility, bolstered by positive inflationary and interest rate trends in the United States while constrained by banking industry turmoil. After years of low yields and tight credit spreads, the sector benefited from more attractive valuations and income opportunities. Markets generally rewarded longer duration and lower credit quality, although an uptick in default rates posed added risks for high-yield corporate bonds. Long-term rates remained lower than short-term rates throughout the reporting period, a yield curve inversion that reminded investors of the uncertainties implicit in the current economic environment. U.S. Treasury bonds provided more modest gains, with the positive impact of declining inflation largely balanced by the negative impact of high consumer prices.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the long-term focus, unique perspectives and commitment to client service you expect.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay VP Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at newyorklifeinvestments.com/investment-products/vp. Please read the Portfolio's Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.
Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended June 30, 2023
Class	Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	2/17/2012	1.48%	-1.42%	2.44%	1.91%	0.76%
Service Class Shares	2/17/2012	1.36	-1.67	2.18	1.66	1.01

1.	Not annualized.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg U.S. TIPS Index[2]	1.87%	-1.40%	2.49%	2.08%
Morningstar Inflation-Protected Bond Category Average[3]	1.36	-1.30	2.17	1.65

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Bloomberg U.S. TIPS Index is the primary benchmark. The Bloomberg U.S. TIPS Index includes all publicly issued U.S. Treasury Inflation-Protected Securities (“TIPS”) that have at least one year remaining to maturity and are rated investment grade.
3.	The Morningstar Inflation-Protected Bond Category Average is representative of funds that invest primarily in debt securities that adjust their principal values in line with the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer for these types of securities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
5

Cost in Dollars of a $1,000 Investment in MainStay VP PIMCO Real Return Portfolio (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2023 to June 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2023 to June 30, 2023. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.
This example illustrates your Portfolio’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June
30, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 1/1/23	Ending Account Value (Based on Actual Returns and Expenses) 6/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]
Initial Class Shares	$1,000.00	$1,014.80	$4.15	$1,020.68	$4.16	0.83%
Service Class Shares	$1,000.00	$1,013.60	$5.39	$1,019.44	$5.41	1.08%

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Portfolio's annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.
6	MainStay VP PIMCO Real Return Portfolio

Portfolio Composition as of June 30, 2023 (Unaudited)
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of June 30, 2023 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Inflation Linked Notes, 0.125%-1.625%, due 1/15/24–7/15/32
2.	U.S. Treasury Inflation Linked Bonds, 0.125%-3.375%, due 1/15/25–2/15/52
3.	UMBS, Single Family, 30 Year, 4.00%-5.00%, due 7/25/53
4.	Italy Buoni Poliennali Del Tesoro, 0.40%-1.40%, due 5/26/25–5/15/30
5.	France Government Bond, 0.10%-0.25%, due 7/25/24–7/25/38
6.	Japan Government CPI Linked Bond, 0.005%-0.10%, due 3/10/28–3/10/31
7.	Nykredit Realkredit A/S, 0.50%-2.50%, due 10/1/43–10/1/53
8.	VMC Finance LLC, 6.967%, due 2/18/39
9.	Nordea Kredit Realkreditaktieselskab, 0.50%-2.50%, due 10/1/43–10/1/53
10.	UniCredit SpA, 7.83%, due 12/4/23

7

Portfolio Management Discussion and Analysis (Unaudited)
Answers to the questions reflect the views of portfolio managers Stephen A. Rodosky and Daniel He of Pacific Investment Management Company LLC, the Portfolio’s Subadvisor.
How did MainStay VP PIMCO Real Return Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2023?
For the six months ended June 30, 2023, MainStay VP PIMCO Real Return Portfolio returned 1.48% for Initial Class shares and 1.36% for Service Class shares. Over the same period, both share classes underperformed the 1.87% return of the Bloomberg U.S. TIPS Index (the "Index"), which is the Portfolio’s benchmark. For the six months ended June 30, 2023, Initial Class shares outperformed, and Service Class shares matched, the 1.36% return of the Morningstar Inflation-Protected Bond Category Average.1
What factors affected the Portfolio’s relative performance during the reporting period?
The following strategies detracted from the Portfolio’s relative performance during the reporting period:
•	Short exposure to Japanese interest rates, as Japanese interest rates broadly moved lower over the reporting period,
•	Out-of-Index exposure to Danish covered bonds as spreads[2] widened, and
•	Positioning within U.S. interest rates, specifically exposure to medium-term maturities relative to underweight exposure to front-end maturities, as medium-term maturities rose modestly over the reporting period.
The following strategies made positive contributions to the Portfolio’s relative performance during the same period (Contributions take weightings and total returns into account.):
•	Out-of-Index holdings of non-agency mortgage positions, as mortgage spreads tightened, and
•	Overweight U.S. breakeven inflation[3] positioning, as inflation expectations rose in the United States.
During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?
Derivatives are used in the Portfolio to gain or decrease exposure to securities, markets or sectors; as a substitute for exposure that may not otherwise be accessible using cash bonds; for purposes of liquidity; or to take advantage of anticipated changes in market volatility.
U.S. and Eurozone breakeven inflation positioning, which were in part achieved using swaps, options and futures, contributed positively to U.S. breakeven performance and detracted from Eurozone performance. Yield curve4 strategies within U.S. nominal interest rates, partially facilitated through the use of swaps, options, and futures, detracted from performance, offsetting a positive contribution from duration exposure and curve positioning within Eurozone nominal rates. Exposure to Japanese and dollar block (specifically Australia and New Zealand) nominal duration, partially facilitated through the use of futures and swaps, modestly detracted from performance. Finally, currency exposure, through the use of currency forwards, detracted from overall performance.
What was the Portfolio’s duration5 strategy during the reporting period?
Relative to the Index, the Portfolio increased the size of its underweight duration position, maintaining an underweight of 0.51 years as of the end of the reporting period. The Portfolio maintained overweight exposure to real duration, primarily sourced in U.S. real rates (nominal interest rates minus the inflation rate), as long-term inflation expectations were still well anchored. The Portfolio reduced real duration exposure in the Eurozone to neutral, as inflation expectations were higher relative to the United States. The Portfolio was neutral to U.K. breakeven inflation throughout the reporting period.
Overall, breakeven inflation strategies posted positive performance over the reporting period, but were ultimately offset by a negative contribution from nominal duration strategies. The Portfolio’s overall duration decreased over the reporting period, ending at 6.13 years.
What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?
The Portfolio remained defensively positioned as inflationary pressures and uncertainty continued to impact global markets. While not significant, the bias was to reduce broader macro risks in the Portfolio in light of the increase in market volatility throughout the reporting period. Most of the key strategies remained intact, and the impact on performance was described above.
The Portfolio expressed underweight duration positioning overall, mainly sourced in Eurozone and Japanese rates, and continued to

1.	See page 5 for more information on benchmark and peer group returns.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	Breakeven inflation is the difference between the nominal yield on a fixed-rate investment and the real yield (fixed spread) on an inflation-linked investment of similar maturity and credit quality.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
8	MainStay VP PIMCO Real Return Portfolio

be selective within curves and securities, depending on prevailing valuations and market dislocations. In the second quarter of 2023, the Portfolio modestly trimmed its peak underweight posture to Japanese nominal rates, given the reduced probability of a Bank of Japan policy adjustment in the near term. The Portfolio continued to hold overweight exposure to U.S. breakevens, given valuations below long-term fair value. The Portfolio held modest exposure to Japanese inflation-linked bonds, in light of the lag in global recovery and the potential for asymmetric payoff.
During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?
Within real duration, a long position in U.S. Treasury Inflation-Protected Securities (TIPS) added to performance as rates across the real yield curve declined. Tactical curve positioning in Japanese nominal rates detracted from absolute performance, given the Portfolio’s short exposure to the intermediate portion of the Japanese yield curve, as rates fell over that segment. Overweight nominal duration positions, specifically in the United States, detracted from absolute performance amid rising global rates. Out-of-Index exposures to spread sectors, such non-agency mortgage-backed securities (“MBS”) added to performance, while Danish MBS detracted. Lastly, currency strategies, namely exposure to the Japanese yen, was negative for absolute performance.
Did the Portfolio make any significant purchases or sales during the reporting period?
As mentioned above, the Portfolio reduced overall duration relative to the Index over the reporting period. The Portfolio expressed overweight exposure to U.S. nominal duration, and underweight exposure to Eurozone nominal duration, given significant rate differentials. Also mentioned above, the Portfolio trimmed tactical short exposure to Japanese nominal duration to a more muted underweight in the second quarter of 2023, given the reduced probability of central bank action. The Portfolio maintained overweight U.S. breakeven inflation exposure during the reporting period, benefiting from elevated inflation expectations amid Fed commentary reflecting intent to combat inflation. The Portfolio moved to a neutral stance to Eurozone breakeven inflation and maintained modest overweight exposure to Japanese breakeven inflation. Lastly, the Portfolio maintained tactical exposures to mortgages and corporate credit.
How was the Portfolio positioned at the end of the reporting period?
As of June 30, 2023, the Portfolio held underweight exposure to duration overall, and favored U.S. rates over those of other developed markets. The Portfolio continued to hold overweight exposure to U.S. and Japanese breakeven inflation. The Portfolio also continued to hold out-of-Index exposure to MBS and modest exposure to corporate securities.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
Not all MainStay VP Portfolios and/or share classes are available under all policies.
9

Portfolio of Investments June 30, 2023†^(Unaudited)
	Principal Amount	Value
Long-Term Bonds 104.7%
Asset-Backed Securities 9.2%
Collateralized Debt Obligations (Commercial Real Estate Collateralized Debt Obligations) 1.0%
Arbor Realty Commercial Real Estate Notes Ltd. (a)(b)
Series 2022-FL1, Class A
6.517% (SOFR 30A + 1.45%), due 1/15/37	$ 1,400,000	$ 1,374,652
Series 2021-FL4, Class A
6.543% (1 Month LIBOR + 1.35%), due 11/15/36	600,000	588,013
LoanCore Issuer Ltd.
Series 2022-CRE7, Class A
6.616% (SOFR 30A + 1.55%), due 1/17/37 (a)(b)	600,000	588,600
VMC Finance LLC
Series 2022-FL5, Class A
6.967% (SOFR 30A + 1.90%), due 2/18/39 (a)(b)	2,500,000	2,451,478
		5,002,743
Home Equity Asset-Backed Securities 1.5%
Argent Securities Trust
Series 2006-W4, Class A2C
5.47% (1 Month LIBOR + 0.32%), due 5/25/36 (b)	283,610	68,387
Credit Suisse First Boston Mortgage Securities Corp.
Series 2001-HE17, Class A1
4.599% (1 Month LIBOR + 0.62%), due 1/25/32 (b)	426,980	405,580
Credit-Based Asset Servicing and Securitization LLC
Series 2007-CB6, Class A3
5.37% (1 Month LIBOR + 0.22%), due 7/25/37 (a)(b)	793,748	518,177
CWABS Asset-Backed Certificates Trust
Series 2007-8, Class 1A1
5.34% (1 Month LIBOR + 0.19%), due 11/25/37 (b)	1,266,217	1,157,769
First Franklin Mortgage Loan Trust
Series 2006-FF17, Class A2
5.27% (1 Month LIBOR + 0.12%), due 12/25/36 (b)	394,082	334,289
GSAA Home Equity Trust
Series 2006-17, Class A3A
5.63% (1 Month LIBOR + 0.48%), due 11/25/36 (b)	976,676	339,497
	Principal Amount	Value

Home Equity Asset-Backed Securities (continued)
Home Equity Asset Trust
Series 2005-8, Class M2
3.883% (1 Month LIBOR + 0.675%), due 2/25/36 (b)	$ 203,364	$ 194,667
Lehman XS Trust
Series 2007-20N, Class A1
7.45% (1 Month LIBOR + 2.30%), due 12/25/37 (b)	26,217	26,527
Long Beach Mortgage Loan Trust
Series 2006-7, Class 2A2
5.39% (1 Month LIBOR + 0.24%), due 8/25/36 (b)	221,770	89,711
Mastr Asset-Backed Securities Trust
Series 2006-WMC4, Class A5
5.30% (1 Month LIBOR + 0.15%), due 10/25/36 (b)	111,706	35,817
Morgan Stanley ABS Capital I, Inc. Trust
Series 2005-WMC1, Class M3
5.93% (1 Month LIBOR + 0.78%), due 1/25/35 (b)	112,065	107,736
New Century Home Equity Loan Trust
Series 2004-4, Class M1
5.915% (1 Month LIBOR + 0.765%), due 2/25/35 (b)	49,704	45,166
Option One Mortgage Loan Trust
Series 2006-1, Class M1
5.69% (1 Month LIBOR + 0.54%), due 1/25/36 (b)	1,200,000	1,064,626
Popular ABS Mortgage Pass-Through Trust
Series 2006-A, Class M2
6.02% (1 Month LIBOR + 0.87%), due 2/25/36 (b)	1,238,000	1,109,630
RASC Trust (b)
Series 2006-EMX4, Class A4
5.61% (1 Month LIBOR + 0.23%), due 6/25/36	397,968	380,048
Series 2005-EMX1, Class M2
6.245% (1 Month LIBOR + 1.095%), due 3/25/35	631,323	615,710
Saxon Asset Securities Trust
Series 2007-3, Class 1A
5.46% (1 Month LIBOR + 0.31%), due 9/25/37 (b)	87,009	81,749
Securitized Asset-Backed Receivables LLC Trust (b)
Series 2006-HE2, Class A2C
5.45% (1 Month LIBOR + 0.30%), due 7/25/36	331,483	134,078

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay VP PIMCO Real Return Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Home Equity Asset-Backed Securities (continued)
Securitized Asset-Backed Receivables LLC Trust (b) (continued)
Series 2006-HE1, Class A2C
5.47% (1 Month LIBOR + 0.32%), due 7/25/36	$ 536,092	$ 184,057
Soundview Home Loan Trust (b)
Series 2007-OPT2, Class 2A3
5.33% (1 Month LIBOR + 0.18%), due 7/25/37	156,297	132,293
Series 2007-OPT1, Class 1A1
5.35% (1 Month LIBOR + 0.20%), due 6/25/37	257,758	174,319
		7,199,833
Other Asset-Backed Securities 6.7%
ACAS CLO Ltd.
Series 2015-1A, Class AR3
6.152% (3 Month LIBOR + 0.89%), due 10/18/28 (a)(b)	392,994	387,903
Anchorage Capital CLO 6 Ltd.
Series 2015-6A, Class ARR
6.31% (3 Month LIBOR + 1.05%), due 7/15/30 (a)(b)	481,880	477,934
Anchorage Capital CLO 9 Ltd.
Series 2016-9A, Class AR2
6.40% (3 Month LIBOR + 1.14%), due 7/15/32 (a)(b)	300,000	295,350
Anchorage Capital CLO 11 Ltd.
Series 2019-11A, Class AR
6.413% (3 Month LIBOR + 1.14%), due 7/22/32 (a)(b)	300,000	296,102
Apidos CLO XXVI
Series 2017-26A, Class A1AR
6.162% (3 Month LIBOR + 0.90%), due 7/18/29 (a)(b)	790,298	784,590
ARES European CLO VI DAC
Series 2013-6A, Class ARR
3.787% (3 Month EURIBOR + 0.61%), due 4/15/30 (a)(b)	EUR 590,138	630,766
ARES European CLO X DAC
Series 10A, Class AR
3.957% (3 Month EURIBOR + 0.78%), due 10/15/31 (a)(b)	1,100,000	1,175,082
ARES XL CLO Ltd.
Series 2016-40A, Class A1RR
6.13% (3 Month LIBOR + 0.87%), due 1/15/29 (a)(b)	$ 836,344	832,253
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Atlas Senior Loan Fund Ltd.
Series 2017-8A, Class A
6.41% (3 Month LIBOR + 1.15%), due 1/16/30 (a)(b)	$ 900,171	$ 893,367
Atlas Static Senior Loan Fund I Ltd.
Series 2022-1A, Class A
7.586% (3 Month SOFR + 2.60%), due 7/15/30 (a)(b)	458,091	458,366
Bain Capital Euro CLO DAC
Series 2020-1A, Class A
4.311% (3 Month EURIBOR + 1.10%), due 1/24/33 (a)(b)	EUR 500,000	535,795
Benefit Street Partners CLO XII Ltd.
Series 2017-12A, Class A1R
6.21% (3 Month LIBOR + 0.95%), due 10/15/30 (a)(b)	$ 471,890	466,358
Benefit Street Partners CLO XVI Ltd.
Series 2018-16A, Class A1R
6.29% (3 Month LIBOR + 1.03%), due 1/17/32 (a)(b)	300,000	296,096
Black Diamond CLO DAC
Series 2017-2A, Class A1
4.06% (3 Month EURIBOR + 0.86%), due 1/20/32 (a)(b)	EUR 836,724	902,088
BlueMountain Fuji EUR CLO V DAC
Series 5A, Class A
4.087% (3 Month EURIBOR + 0.91%), due 1/15/33 (a)(b)	1,100,000	1,168,193
Carlyle Global Market Strategies CLO Ltd.
Series 2013-1A, Class A1RR
6.271% (3 Month LIBOR + 0.95%), due 8/14/30 (a)(b)	$ 546,061	541,683
Carlyle Global Market Strategies Euro CLO Ltd.
Series 2014-2A, Class AR1
4.073% (3 Month EURIBOR + 0.75%), due 11/15/31 (a)(b)	EUR 1,000,000	1,065,632
Carlyle U.S. CLO Ltd.
Series 2017-1A, Class A1R
6.25% (3 Month LIBOR + 1.00%), due 4/20/31 (a)(b)	$ 700,000	690,229
CIFC Funding Ltd. (a)(b)
Series 2017-4A, Class A1R
6.223% (3 Month LIBOR + 0.95%), due 10/24/30	380,802	376,862
Series 2018-3A, Class A
6.362% (3 Month LIBOR + 1.10%), due 7/18/31	500,000	495,286
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Crestline Denali CLO XV Ltd.
Series 2017-1A, Class AR
6.28% (3 Month LIBOR + 1.03%), due 4/20/30 (a)(b)	$ 219,623	$ 218,076
Dryden 52 Euro CLO DAC
Series 2017-52A, Class AR
4.183% (3 Month EURIBOR + 0.86%), due 5/15/34 (a)(b)	EUR 500,000	533,585
Gallatin CLO VIII Ltd.
Series 2017-1A, Class A1R
6.35% (3 Month LIBOR + 1.09%), due 7/15/31 (a)(b)	$ 400,000	395,290
HalseyPoint CLO 3 Ltd.
Series 2020-3A, Class A1A
6.749% (3 Month LIBOR + 1.45%), due 11/30/32 (a)(b)	500,000	495,394
Invesco Euro CLO I DAC
Series 1A, Class A1R
3.827% (3 Month EURIBOR + 0.65%), due 7/15/31 (a)(b)	EUR 500,000	531,432
Jubilee CLO DAC
Series 2015-16A, Class A1R
4.326% (3 Month EURIBOR + 0.80%), due 12/15/29 (a)(b)	583,499	630,131
LCM 30 Ltd.
Series 30A, Class AR
6.33% (3 Month LIBOR + 1.08%), due 4/20/31 (a)(b)	$ 1,350,000	1,327,312
LCM XIII LP
Series 13A, Class AR3
6.135% (3 Month LIBOR + 0.87%), due 7/19/27 (a)(b)	881,990	875,535
LCM XV LP
Series 15A, Class AR2
6.25% (3 Month LIBOR + 1.00%), due 7/20/30 (a)(b)	333,951	330,970
LCM XXV Ltd.
Series 25A, Class AR
6.148% (3 Month SOFR + 1.10%), due 7/20/30 (a)(b)	1,289,710	1,280,752
Madison Park Euro Funding IX DAC
Series 9A, Class AR
4.057% (3 Month EURIBOR + 0.88%), due 7/15/35 (a)(b)	EUR 500,000	528,557
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Madison Park Funding XLI Ltd.
Series 12A, Class AR
6.103% (3 Month LIBOR + 0.83%), due 4/22/27 (a)(b)	$ 163,674	$ 162,666
Magnetite XVIII Ltd.
Series 2016-18A, Class AR2
6.201% (3 Month LIBOR + 0.88%), due 11/15/28 (a)(b)	338,829	336,808
Man GLG Euro CLO II DAC
Series 2A, Class A1R
4.047% (3 Month EURIBOR + 0.87%), due 1/15/30 (a)(b)	EUR 109,913	118,489
MidOcean Credit CLO II
Series 2013-2A, Class ARR
6.329% (3 Month LIBOR + 1.03%), due 1/29/30 (a)(b)	$ 174,815	172,645
OCP Euro CLO DAC
Series 2017-2A, Class A
3.997% (3 Month EURIBOR + 0.82%), due 1/15/32 (a)(b)	EUR 987,033	1,062,661
OSD CLO Ltd.
Series 2021-23A, Class A
6.13% (3 Month LIBOR + 0.87%), due 4/17/31 (a)(b)	$ 1,269,645	1,251,393
OZLM VIII Ltd.
Series 2014-8A, Class A1R3
6.24% (3 Month LIBOR + 0.98%), due 10/17/29 (a)(b)	288,536	286,027
OZLM XI Ltd.
Series 2015-11A, Class A1R
6.549% (3 Month LIBOR + 1.25%), due 10/30/30 (a)(b)	788,267	783,873
OZLM XXIV Ltd.
Series 2019-24A, Class A1AR
6.41% (3 Month LIBOR + 1.16%), due 7/20/32 (a)(b)	200,000	196,537
Palmer Square Loan Funding Ltd. (a)(b)
Series 2021-3A, Class A1
6.05% (3 Month LIBOR + 0.80%), due 7/20/29	910,607	903,976
Series 2021-4A, Class A1
6.06% (3 Month LIBOR + 0.80%), due 10/15/29	377,267	373,322
Rad CLO 5 Ltd.
Series 2019-5A, Class AR
6.393% (3 Month LIBOR + 1.12%), due 7/24/32 (a)(b)	1,700,000	1,675,493

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay VP PIMCO Real Return Portfolio

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Romark CLO Ltd.
Series 2017-1A, Class A1R
6.303% (3 Month LIBOR + 1.03%), due 10/23/30 (a)(b)	$ 397,104	$ 392,753
Saranac CLO VI Ltd.
Series 2018-6A, Class A1R
6.684% (3 Month LIBOR + 1.14%), due 8/13/31 (a)(b)	300,000	295,854
SLM Student Loan Trust
Series 2004-3A, Class A6B
5.805% (3 Month LIBOR + 0.55%), due 10/25/64 (a)(b)	300,579	293,785
Sound Point CLO IX Ltd.
Series 2015-2A, Class ARRR
6.46% (3 Month LIBOR + 1.21%), due 7/20/32 (a)(b)	500,000	490,431
Sound Point CLO XIV Ltd.
Series 2016-3A, Class AR2
6.263% (3 Month LIBOR + 0.99%), due 1/23/29 (a)(b)	132,401	132,209
Sound Point CLO XV Ltd.
Series 2017-1A, Class ARR
6.173% (3 Month LIBOR + 0.90%), due 1/23/29 (a)(b)	491,561	487,230
THL Credit Wind River CLO Ltd.
Series 2019-3A, Class AR
6.34% (3 Month LIBOR + 1.08%), due 4/15/31 (a)(b)	300,000	294,863
Toro European CLO DAC (a)(b)
Series 5A, Class A
3.917% (3 Month EURIBOR + 0.74%), due 10/15/30	EUR 459,785	493,334
Series 5A, Class ANV
3.917% (3 Month EURIBOR + 0.74%), due 10/15/30	643,700	690,668
Venture 36 CLO Ltd.
Series 2019-36A, Class A1AR
6.38% (3 Month LIBOR + 1.13%), due 4/20/32 (a)(b)	$ 600,000	588,042
Venture XXIV CLO Ltd.
Series 2016-24A, Class ARR
6.15% (3 Month LIBOR + 0.90%), due 10/20/28 (a)(b)	256,367	254,305
Venture XXV CLO Ltd.
Series 2016-25A, Class ARR
6.27% (3 Month LIBOR + 1.02%), due 4/20/29 (a)(b)	203,355	202,308
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Vibrant CLO VI Ltd.
Series 2017-6A, Class AR
6.46% (3 Month LIBOR + 0.95%), due 6/20/29 (a)(b)	$ 419,703	$ 415,346
Vibrant CLO XI Ltd.
Series 2019-11A, Class A1R1
6.37% (3 Month LIBOR + 1.12%), due 7/20/32 (a)(b)	400,000	392,892
VOYA CLO
Series 2017-2A, Class A1R
6.24% (3 Month LIBOR + 0.98%), due 6/7/30 (a)(b)	256,030	253,992
Wellfleet CLO Ltd.
Series 2015-1A, Class AR4
6.14% (3 Month LIBOR + 0.89%), due 7/20/29 (a)(b)	274,864	272,327
		33,191,198
Total Asset-Backed Securities (Cost $47,003,864)		45,393,774
Corporate Bonds 2.4%
Banks 1.4%
Banco Bilbao Vizcaya Argentaria SA
Series Reg S
5.875% (EUR 5 Year Interest Swap Rate + 5.66%), due 9/24/23 (b)(c)	EUR 400,000	432,115
Bank of America Corp.
Series FF
5.875%, due 3/15/28 (c)(d)	$ 190,000	174,088
Lloyds Banking Group plc
Series Reg S
4.947% (5 Year EURIBOR ICE Swap Rate + 5.29%), due 6/27/25 (b)(c)	EUR 200,000	198,577
Nykredit Realkredit A/S
Series Reg S
0.50%, due 10/1/43	DKK 11,866,350	1,306,455
Series Reg S
1.00%, due 10/1/50	13,489,158	1,420,874
Series Reg S
1.00%, due 10/1/53	496,688	48,042
Series Reg S
1.50%, due 10/1/53	321,036	33,169
Series Reg S
1.50%, due 10/1/53	10,454,487	1,149,097
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Nykredit Realkredit A/S (continued)
Series Reg S
1.50%, due 10/1/53	DKK 99,757	$ 9,649
Series Reg S
2.00%, due 10/1/53	299,354	32,245
Series Reg S
2.00%, due 10/1/53	495,284	56,435
Series Reg S
2.50%, due 10/1/47	1,630	208
UBS Group AG
Series Reg S
7.75%, due 3/1/29 (d)	EUR 100,000	120,794
UniCredit SpA
7.83%, due 12/4/23 (a)	$ 1,800,000	1,806,073
		6,787,821
Distribution & Wholesale 0.0% ‡
Toyota Tsusho Corp.
Series Reg S
3.625%, due 9/13/23	200,000	199,096
Diversified Financial Services 1.0%
Avolon Holdings Funding Ltd.
2.528%, due 11/18/27 (a)	66,000	55,644
Jyske Realkredit A/S
Series CCE
0.50%, due 10/1/43	DKK 2,329,634	257,340
Series Reg S
1.00%, due 10/1/50	5,642,758	593,344
Series Reg S
1.00%, due 10/1/53	3,904,870	378,412
Series cce
1.50%, due 10/1/53	1,635,835	180,101
Series CCE
1.50%, due 10/1/53	1,984,783	205,067
Series 111E
2.50%, due 10/1/47	4,270	547
Nordea Kredit Realkreditaktieselskab
Series Reg S
0.50%, due 10/1/43	885,935	97,539
Series Reg S
1.00%, due 10/1/50	6,319,109	667,935
Series Reg S
1.00%, due 10/1/53	91,405	9,494
1.50%, due 10/1/53	10,598,641	1,095,045
Series Reg S
1.50%, due 10/1/53	34,640	3,808
	Principal Amount	Value

Diversified Financial Services (continued)
Nordea Kredit Realkreditaktieselskab (continued)
1.50%, due 10/1/53	DKK 500,000	$ 48,362
Series Reg S
2.00%, due 10/1/53 (a)	399,775	45,772
Series Reg S
2.50%, due 10/1/47	1,881	241
Realkredit Danmark A/S
Series Reg S
1.00%, due 10/1/50	4,880,739	513,216
Series Reg S
1.00%, due 10/1/53	5,955	576
Series Reg S
1.00%, due 10/1/53	1,430,174	148,289
Series Reg S
1.50%, due 10/1/53	809,641	88,991
Series Reg S
1.50%, due 10/1/53	1,491,162	154,066
Series Reg S
2.00%, due 10/1/53	1,693,696	182,438
Series Reg S
2.50%, due 4/1/47	8,617	1,103
		4,727,330
Home Builders 0.0% ‡
DR Horton, Inc.
5.75%, due 8/15/23	$ 100,000	100,000
Pharmaceuticals 0.0% ‡
Cigna Group (The)
3.75%, due 7/15/23	73,000	72,934
Total Corporate Bonds (Cost $15,798,305)		11,887,181
Foreign Government Bonds 6.9%
Canada 0.2%
Canadian Government Real Return Bond
4.25%, due 12/1/26 (e)	CAD 1,068,480	868,770
France 1.7%
France Government Bond (e)
Series Reg S
0.10%, due 3/1/26 (a)	EUR 3,620,738	3,868,928
Series Reg S
0.10%, due 7/25/31 (a)	818,860	867,967

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay VP PIMCO Real Return Portfolio

	Principal Amount	Value
Foreign Government Bonds (continued)
France (continued)
France Government Bond (e) (continued)
Series Reg S
0.10%, due 7/25/38 (a)	EUR 1,607,998	$ 1,628,657
Series Reg S
0.25%, due 7/25/24	1,618,422	1,748,817
		8,114,369
Italy 3.1%
Italy Buoni Poliennali Del Tesoro (a)(e)
Series Reg S
0.40%, due 5/15/30	2,728,007	2,717,843
Series Reg S
1.40%, due 5/26/25	11,528,175	12,444,944
		15,162,787
Japan 1.6%
Japan Government CPI Linked Bond (e)
0.005%, due 3/10/31	JPY 82,856,800	616,710
0.10%, due 3/10/28	206,240,760	1,506,482
0.10%, due 3/10/28	242,697,460	1,772,779
0.10%, due 3/10/29	174,766,280	1,285,661
0.10%, due 3/10/29	374,351,440	2,753,900
		7,935,532
New Zealand 0.2%
New Zealand Government Inflation Linked Bond
Series Reg S
2.00%, due 9/20/25 (e)	NZD 1,790,880	1,111,890
Peru 0.1%
Peru Government Bond
5.94%, due 2/12/29	PEN 1,000,000	270,117
6.15%, due 8/12/32	900,000	236,766
		506,883
Total Foreign Government Bonds (Cost $37,367,032)		33,700,231
Mortgage-Backed Securities 6.5%
Agency (Collateralized Mortgage Obligations) 5.5%
FHLMC (b)
REMIC, Series 4779, Class WF
4.401% (1 Month LIBOR + 0.35%), due 7/15/44	$ 137,161	132,119
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
FHLMC (b) (continued)
REMIC, Series 4694, Class FA
5.593% (1 Month LIBOR + 0.40%), due 6/15/47	$ 851,410	$ 819,637
FHLMC, Strips
REMIC, Series 278, Class F1
5.643% (1 Month LIBOR + 0.45%), due 9/15/42 (b)	147,241	142,768
GNMA (b)
REMIC, Series 2018-H15, Class FG
3.858% (12 Month LIBOR + 0.15%), due 8/20/68	330,213	321,322
REMIC, Series 2023-H11, Class FC
6.166% (SOFR 30A + 1.10%), due 5/20/73	501,576	503,194
REMIC, Series 2017-H10, Class FB
6.464% (12 Month LIBOR + 0.75%), due 4/20/67	198,773	197,619
UMBS, Single Family, 30 Year (f)
4.00%, due 7/25/53 TBA	10,000,000	9,383,984
4.50%, due 7/25/53 TBA	7,000,000	6,729,844
5.00%, due 7/25/53 TBA	9,000,000	8,818,594
		27,049,081
Commercial Mortgage Loans (Collateralized Mortgage Obligation) 0.2%
GS Mortgage Securities Corp. Trust
Series 2022-GTWY, Class A
8.547% (1 Month SOFR + 3.40%), due 8/15/39 (a)(b)	1,300,000	1,297,554
Whole Loan (Collateralized Mortgage Obligations) 0.8%
Alternative Loan Trust
Series 2005-29CB, Class A4
5.00%, due 7/25/35	26,246	15,591
Series 2007-1T1, Class 1A1
6.00%, due 3/25/37	525,512	207,658
CHL Mortgage Pass-Through Trust
Series 2007-1, Class A1
6.00%, due 3/25/37	25,293	12,625
Citigroup Mortgage Loan Trust
Series 2007-AR4, Class 1A1A
4.001%, due 3/25/37 (g)	159,130	136,941
Citigroup Mortgage Loan Trust, Inc.
Series 2004-NCM2, Class 1CB1
5.50%, due 8/25/34	122,352	108,515
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Eurosail-UK plc (b)
Series 2007-3A, Class A3C
6.008% (SONIA3M IR + 1.069%), due 6/13/45 (a)	GBP 20,661	$ 25,876
Series 2007-3X, Class A3A
6.008% (SONIA3M IR + 1.069%), due 6/13/45	77,490	97,652
Series 2007-3X, Class A3C
6.008% (SONIA3M IR + 1.069%), due 6/13/45	20,660	25,876
GreenPoint Mortgage Funding Trust
Series 2006-AR4, Class A6A
5.51% (1 Month LIBOR + 0.36%), due 9/25/46 (b)	$ 60,292	53,875
IndyMac INDX Mortgage Loan Trust (b)
Series 2005-AR12, Class 2A1A
5.63% (1 Month LIBOR + 0.48%), due 7/25/35	89,230	83,281
Series 2005-AR14, Class 1A1A
5.71% (1 Month LIBOR + 0.56%), due 7/25/35	663,058	478,571
Merrill Lynch Mortgage Investors Trust
Series 2005-A4, Class 1A
4.054%, due 7/25/35 (g)	142,205	75,775
New Residential Mortgage Loan Trust (a)(h)
Series 2019-RPL3, Class A1
2.75%, due 7/25/59	186,714	172,109
Series 2018-3A, Class A1
4.50%, due 5/25/58	107,112	101,843
OBX Trust
Series 2018-1, Class A2
5.80% (1 Month LIBOR + 0.65%), due 6/25/57 (a)(b)	24,027	22,682
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
Series 2005-2, Class M7
6.95% (1 Month LIBOR + 1.80%), due 4/25/35 (b)	100,000	95,650
RALI Trust
Series 2006-QH1, Class A1
5.53% (1 Month LIBOR + 0.38%), due 12/25/36 (b)	749,163	651,815
Residential Asset Securitization Trust
Series 2006-A10, Class A5
6.50%, due 9/25/36	218,510	76,996
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
Residential Mortgage Securities 32 plc
Series 32A, Class A
6.184% (SONIA3M IR + 1.25%), due 6/20/70 (a)(b)	GBP 118,778	$ 150,926
Thornburg Mortgage Securities Trust
Series 2004-2, Class A1
5.77% (1 Month LIBOR + 0.62%), due 6/25/44 (b)	$ 372,552	337,872
Towd Point Mortgage Funding Granite 4 plc
Series 2019-GR4A, Class A1
6.114% (SONIA3M IR + 1.144%), due 10/20/51 (a)(b)	GBP 486,911	618,494
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2007-HY1, Class A2A
5.47% (1 Month LIBOR + 0.32%), due 2/25/37 (b)	$ 369,340	278,625
Series 2006-5, Class 2CB1
6.00%, due 7/25/36	32,075	22,257
		3,851,505
Total Mortgage-Backed Securities (Cost $33,018,525)		32,198,140
U.S. Government & Federal Agencies 79.7%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.1%
UMBS Pool, 30 Year
2.00%, due 3/1/52	187,189	152,874
3.00%, due 1/1/52	391,035	344,992
		497,866
Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.4%
FNMA (b)
4.536% (1 Year Treasury Constant Maturity Rate + 2.36%), due 11/1/34	132,645	135,213
4.559% (11th District Cost of Funds Index + 1.927%), due 12/1/36	47,564	47,153
5.176% (12 Month Monthly Treasury Average Index + 1.199%), due 6/1/43	111,162	107,452
UMBS, 30 Year
3.50%, due 7/1/52	287,240	261,805
4.00%, due 8/1/52	458,632	430,505

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay VP PIMCO Real Return Portfolio

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year (continued)
4.50%, due 7/1/52	$ 579,349	$ 557,107
4.50%, due 3/1/53	496,897	477,777
		2,017,012
United States Treasury Inflation - Indexed Notes 79.2%
U.S. Treasury Inflation Linked Bonds (e)
0.125%, due 2/15/51	5,721,181	3,812,296
0.125%, due 2/15/52 (i)	1,961,568	1,299,596
0.25%, due 2/15/50	3,516,281	2,456,211
0.625%, due 2/15/43	2,348,674	1,925,179
0.75%, due 2/15/42	7,021,537	5,961,655
0.75%, due 2/15/45	9,971,210	8,233,162
0.875%, due 2/15/47	13,752,287	11,526,941
1.00%, due 2/15/46	7,669,057	6,646,766
1.00%, due 2/15/48	4,684,602	4,025,555
1.00%, due 2/15/49	7,173,142	6,162,177
1.375%, due 2/15/44	14,175,077	13,341,461
1.75%, due 1/15/28	14,804,965	14,631,614
2.00%, due 1/15/26	7,088,951	6,994,109
2.125%, due 2/15/40	4,856,283	5,207,368
2.125%, due 2/15/41	6,690,902	7,174,947
2.375%, due 1/15/25	14,629,264	14,475,971
2.375%, due 1/15/27	30,086	30,235
2.50%, due 1/15/29	7,389,781	7,609,165
3.375%, due 4/15/32 (i)	558,872	635,368
U.S. Treasury Inflation Linked Notes (e)
0.125%, due 10/15/24	8,513,280	8,211,408
0.125%, due 4/15/25	3,288,488	3,128,238
0.125%, due 10/15/25 (i)	10,171,692	9,642,843
0.125%, due 4/15/26 (i)	4,916,273	4,609,630
0.125%, due 7/15/26	10,896,730	10,234,945
0.125%, due 10/15/26	2,553,391	2,386,872
0.125%, due 4/15/27	3,653,096	3,380,969
0.125%, due 1/15/30	2,664,766	2,389,858
0.125%, due 7/15/30	17,771,664	15,933,755
0.125%, due 1/15/31	19,158,518	17,022,456
0.125%, due 7/15/31 (i)	3,282,394	2,909,887
0.125%, due 1/15/32	25,608,258	22,537,268
0.25%, due 1/15/25	7,172,480	6,875,565
0.25%, due 7/15/29	20,208,929	18,449,726
0.375%, due 7/15/25	12,792,400	12,241,352
0.375%, due 1/15/27	4,998,283	4,689,453
0.375%, due 7/15/27	2,629,118	2,464,310
0.50%, due 4/15/24	27,208,015	26,549,602
0.50%, due 1/15/28 (i)	383,713	358,869
	Principal Amount	Value

United States Treasury Inflation - Indexed Notes (continued)
U.S. Treasury Inflation Linked Notes (e) (continued)
0.625%, due 1/15/24	$ 18,105,750	$ 17,798,801
0.625%, due 1/15/26	5,400,526	5,149,222
0.625%, due 7/15/32 (j)	31,845,355	29,261,652
0.75%, due 7/15/28	19,348,725	18,332,539
0.875%, due 1/15/29	13,804,410	13,064,580
1.625%, due 10/15/27	10,343,208	10,190,181
		389,963,757
Total U.S. Government & Federal Agencies (Cost $434,684,221)		392,478,635
Total Long-Term Bonds (Cost $567,871,947)		515,657,961

	Shares
Short-Term Investments 40.6%
Affiliated Investment Company 0.3%
MainStay U.S. Government Liquidity Fund, 5.06% (k)	1,700,329	1,700,329

	Principal Amount

Commercial Paper 0.3%
AT&T, Inc.
6.033%, due 3/19/24	$ 1,300,000	1,244,432
Repurchase Agreements 40.0%
BNP Paribas S.A. 5.16%, dated 6/30/23 due 7/3/23 Proceeds at Maturity $13,105,633 (Collateralized by United States Treasury Inflation Protected Bond with a rate of 0.125% and maturity date of 7/15/31, with a Principal Amount of $15,127,372 and a Market Value of $13,421,005)	13,100,000	13,100,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Short-Term Investments (continued)
Repurchase Agreements (continued)
BNP Paribas S.A.
5.08%, dated 6/30/23
due 7/5/23
Proceeds at Maturity $61,343,251
(Collateralized by United States Treasury Inflation Protected Bond with a rate of 1.375% and maturity date of 11/15/31, with a Principal Amount of $75,679,000 and a Market Value of $62,420,039)	$ 61,300,000	$ 61,300,000
Deutsche Bank Securities Inc. 5.14%, dated 6/30/23 due 7/5/23 Proceeds at Maturity $61,343,761 (Collateralized by United States Treasury Bond with a rate of 2.25% and maturity date of 5/15/41, with a Principal Amount of $81,370,000 and a Market Value of $62,736,270)	61,300,000	61,300,000
JPMorgan Chase Bank N.A. 5.14%, dated 6/30/23 due 7/5/23 Proceeds at Maturity $61,343,761 (Collateralized by United States Treasury Inflation Protected Bond with a rate of 3.625% and maturity date of 4/15/28, with a Principal Amount of $56,030,277 and a Market Value of $60,159,709)	61,300,000	61,300,000
Total Repurchase Agreements (Cost $197,000,000)		197,000,000
Total Short-Term Investments (Cost $199,946,401)		199,944,761
Total Investments (Cost $767,818,348)	145.3%	715,602,722
Other Assets, Less Liabilities	(45.3)	(223,164,444)
Net Assets	100.0%	$ 492,438,278

†	Percentages indicated are based on Portfolio net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2023.
(c)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(d)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2023.
(e)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(f)	TBA—Security purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2023, the total net market value was $24,932,422, which represented 5.1% of the Portfolio’s net assets. All or a portion of this security is a part of a mortgage dollar roll agreement.
(g)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2023.
(h)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of June 30, 2023.
(i)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for futures, swaps and Repurchase Agreement.
(j)	Delayed delivery security.
(k)	Current yield as of June 30, 2023.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay VP PIMCO Real Return Portfolio

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Portfolio during the six-month period ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 4,226	$ 44,575	$ (47,101)	$ —	$ —	$ 1,700	$ 26	$ —	1,700
Foreign Currency Forward Contracts
As of June 30, 2023, the Portfolio held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	20,589	USD	13,697	Barclays Capital	8/2/23	$ 31
AUD	130,035	USD	86,199	BNP Paribas S.A.	8/2/23	502
EUR	255,000	USD	273,910	Morgan Stanley & Co. International	7/5/23	4,346
NZD	1,038,000	USD	632,550	BNP Paribas S.A.	7/5/23	4,471
USD	4,466,331	DKK	30,316,941	Bank of America N.A.	8/2/23	15,294
USD	3,484,996	DKK	23,732,668	Morgan Stanley & Co. International	8/2/23	641
USD	35,564,808	EUR	32,413,000	BNP Paribas S.A.	8/2/23	142,490
USD	6,163,763	JPY	856,361,179	BNP Paribas S.A.	7/5/23	228,968
USD	2,039,231	JPY	290,391,184	JPMorgan Chase Bank N.A.	8/2/23	17,399
USD	1,345,716	JPY	193,161,087	JPMorgan Chase Bank N.A.	8/2/23	843
Total Unrealized Appreciation						414,985
AUD	2,166,000	USD	1,448,654	JPMorgan Chase Bank N.A.	7/5/23	(5,773)
EUR	257,000	USD	281,555	Bank of America N.A.	7/5/23	(1,116)
EUR	233,000	USD	254,880	Barclays Capital	7/5/23	(630)
JPY	291,630,425	USD	2,039,231	JPMorgan Chase Bank N.A.	7/5/23	(18,160)
USD	1,307,393	AUD	2,015,376	Bank of America N.A.	7/5/23	(35,150)
USD	827,039	CAD	1,121,000	BNP Paribas S.A.	7/5/23	(19,158)
USD	9,490,460	DKK	65,721,721	Bank of America N.A.	7/5/23	(141,213)
USD	33,838	DKK	235,000	Morgan Stanley & Co. International	7/5/23	(602)
USD	34,761,449	EUR	32,336,000	BNP Paribas S.A.	7/5/23	(523,594)
USD	896,121	EUR	822,000	JPMorgan Chase Bank N.A.	7/5/23	(845)
USD	838,475	GBP	663,000	JPMorgan Chase Bank N.A.	8/2/23	(3,722)
USD	824,018	GBP	663,000	Morgan Stanley & Co. International	7/5/23	(17,993)
USD	1,761,562	JPY	253,918,610	JPMorgan Chase Bank N.A.	8/2/23	(6,332)
USD	220,476	JPY	31,709,054	JPMorgan Chase Bank N.A.	8/2/23	(296)
USD	577,343	JPY	83,193,786	Morgan Stanley & Co. International	8/2/23	(1,889)
USD	1,822,927	NZD	3,004,635	Bank of America N.A.	7/5/23	(21,017)
USD	1,348,098	NZD	2,217,139	Barclays Capital	8/2/23	(12,388)
USD	30,671	NZD	51,000	BNP Paribas S.A.	7/5/23	(628)
USD	120,744	NZD	199,504	Morgan Stanley & Co. International	7/5/23	(1,692)
USD	758,326	PEN	2,792,157	JPMorgan Chase Bank N.A.*	9/20/23	(6,611)
Total Unrealized Depreciation						(818,809)
Net Unrealized Depreciation						$ (403,824)

*	Non-deliverable forward.
1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
Futures Contracts
As of June 30, 2023, the Portfolio held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
Euro-Bund	93	September 2023	$ 13,678,935	$ 13,572,149	$ (106,786)
U.S. Treasury 5 Year Notes	396	September 2023	42,865,579	42,409,125	(456,454)
U.S. Treasury 10 Year Ultra Bonds	8	September 2023	953,118	947,500	(5,618)
Total Long Contracts					(568,858)
Short Contracts
Euro-Bobl	(91)	September 2023	(11,619,514)	(11,489,910)	129,604
Euro-BTP	(29)	September 2023	(3,645,272)	(3,674,278)	(29,006)
Euro-BTP	(56)	September 2023	(6,450,668)	(6,394,868)	55,800
Euro-Buxl 30 Year Bonds	(54)	September 2023	(8,119,821)	(8,225,902)	(106,081)
Euro-OAT	(30)	September 2023	(4,226,036)	(4,203,302)	22,734
Euro-Schatz	(868)	September 2023	(100,135,557)	(99,309,894)	825,663
Japan 10 Year Bonds	(16)	September 2023	(16,411,796)	(16,471,811)	(60,015)
U.S. Treasury 2 Year Notes	(89)	September 2023	(18,118,007)	(18,097,594)	20,413
U.S. Treasury 10 Year Notes	(349)	September 2023	(39,780,957)	(39,180,703)	600,254
U.S. Treasury Long Bonds	(38)	September 2023	(4,834,316)	(4,822,438)	11,878
U.S. Treasury Ultra Bonds	(69)	September 2023	(9,311,176)	(9,399,094)	(87,918)
Total Short Contracts					1,383,326
Net Unrealized Appreciation					$ 814,468

1.	As of June 30, 2023, cash in the amount of $2,022,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2023.
Written Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Call-Cap-OTC USA Non-Revised Consumer Price Index- Urban (CPI-U), American Style -Call	JPMorgan Chase Bank N.A.	$ 238.643	Maximum of [0, Final Index/Initial Index - (1 + 4.00%10)]	5/16/24	300,000	$ (300,000)	$ (183)	$ (82,889)
Written Options on Futures Contracts
Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Put-U.S. Treasury 10 Year Notes	Barclays Capital	$ 113.00	7/21/23	(74)	$ (7,400,000)	$ (52,233)	$ (84,407)
Written Swaptions
Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid (Received)	Market Value
Call-2-Year Interest Rate Swap	BNP Paribas S.A.	$ 3.75	9/12/23	(28,700,000)	$ (28,700,000)	$ (79,557)	$ (33,145)
Call-2-Year Interest Rate Swap	Bank of America N.A.	4.42	9/21/23	(28,500,000)	(28,500,000)	(163,875)	(121,892)
						$ (243,432)	$ (155,037)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay VP PIMCO Real Return Portfolio

Swap Contracts
As of June 30, 2023, the Portfolio held the following centrally cleared interest swap agreements1:
Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
$ 26,500,000	USD	12/20/25	Fixed 4.25%	1 day SOFR	Annually/Annually	$ (109,230)	$ 49,816	$ 159,046
14,000,000	JPY	9/20/27	Fixed 0.30%	1 day TONAR + 0.06%	Semi-Annually/Semi-Annually	(1,922)	(173)	1,749
50,000,000	JPY	3/20/28	Fixed 0.30%	1 day TONAR + 0.06%	Semi-Annually/Semi-Annually	(7,457)	(220)	7,237
106,980,000	JPY	3/20/29	Fixed 0.45%	1 day TONAR + 0.06%	Semi-Annually/Semi-Annually	(27,270)	(4,066)	23,204
1,116,000,000	JPY	12/15/31	Fixed 0.50%	1 day TONAR	Annually/Annually	2,006	(6,518)	(8,524)
5,900,000	EUR	8/15/32	6 month EURIBOR	Fixed 2.88%	Semi-Annually/Annually	—	(70,483)	(70,483)
8,500,000	EUR	9/20/33	6 month EURIBOR	Fixed 3.00%	Semi-Annually/Annually	(42,158)	11,979	54,137
15,800,000	USD	2/13/34	1 day SOFR	Fixed 3.085%	Annually/Annually	(122,180)	(406,288)	(284,108)
1,400,000	EUR	11/4/52	Fixed 0.19%	6 month EURIBOR	Annually/Semi-Annually	—	721,469	721,469
1,800,000	EUR	9/20/53	Fixed 2.50%	6 month EURIBOR	Annually/Semi-Annually	27,495	4,904	(22,591)
7,000,000	USD	2/13/54	Fixed 2.87%	1 day SOFR	Annually/Annually	134,233	297,770	163,537
						$ (146,483)	$ 598,190	$ 744,673
As of June 30, 2023, the Portfolio held the following centrally cleared inflation swap agreements1:
Notional Amount	Currency	Expiration Date	Payments Made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
$ 2,800,000	EUR	3/15/24	Fixed 1.03%	1 Month FRCPI	At Maturity	$ (5,665)	$ 264,448	$ 270,113
200,000	EUR	9/15/24	1-Month EUR-CPI	Fixed 3.52%	At Maturity	(298)	(2,651)	(2,353)
1,200,000	EUR	9/15/24	1-Month EUR-CPI	Fixed 3.72%	At Maturity	(1,519)	(10,725)	(9,206)
5,400,000	USD	2/26/26	Fixed 2.314%	1 Month USD-CPI	At Maturity	104,121	536,289	432,168
2,700,000	USD	3/5/26	Fixed 2.419%	1 Month USD-CPI	At Maturity	43,048	253,333	210,285
2,200,000	USD	5/13/26	Fixed 2.768%	1 Month USD-CPI	At Maturity	6,940	160,489	153,549
1,000,000	USD	5/14/26	Fixed 2.813%	1 Month USD-CPI	At Maturity	1,635	70,613	68,978
1,250,000	USD	5/25/26	Fixed 2.703%	1 Month USD-CPI	At Maturity	5,738	93,726	87,988
500,000	USD	6/1/26	Fixed 2.69%	1 Month USD-CPI	At Maturity	2,319	37,480	35,161
500,000	EUR	5/15/27	Fixed 3.13%	1-Month EUR-CPI	At Maturity	—	14,376	14,376
800,000	EUR	6/15/27	1-Month EUR-CPI	Fixed 1.36%	At Maturity	2,414	(139,092)	(141,506)
1,000,000	EUR	3/15/28	1-Month EUR-CPI	Fixed 1.535%	At Maturity	18,745	(162,373)	(181,118)
770,000	USD	5/9/28	1 Month USD-CPI	Fixed 2.36%	At Maturity	(6,528)	(66,804)	(60,276)
510,000	USD	5/9/28	1 Month USD-CPI	Fixed 2.353%	At Maturity	(4,641)	(44,638)	(39,997)
300,000	USD	8/26/28	Fixed 2.573%	1 Month USD-CPI	At Maturity	—	18,766	18,766
500,000	USD	9/10/28	Fixed 2.645%	1 Month USD-CPI	At Maturity	—	27,595	27,595
2,600,000	USD	11/4/29	1 Month USD-CPI	Fixed 1.76%	At Maturity	(170,236)	(397,995)	(227,759)
2,200,000	USD	5/19/30	1 Month USD-CPI	Fixed 1.28%	At Maturity	(237,210)	(436,330)	(199,120)
4,500,000	EUR	3/15/31	1-Month EUR-CPI	Fixed 1.38%	At Maturity	(120,606)	(1,031,589)	(910,983)
800,000	EUR	5/15/32	Fixed 2.6%	1-Month EUR-CPI	At Maturity	6,926	40,423	33,497
800,000	EUR	5/15/32	Fixed 2.6%	1-Month EUR-CPI	At Maturity	418	40,423	40,005
800,000	EUR	6/15/32	Fixed 2.72%	1-Month EUR-CPI	At Maturity	1,394	17,104	15,710
1,000,000	EUR	6/15/32	Fixed 2.72%	1-Month EUR-CPI	At Maturity	(8,621)	21,380	30,001
700,000	EUR	6/15/32	Fixed 2.57%	1-Month EUR-CPI	At Maturity	—	26,259	26,259
800,000	EUR	7/15/32	Fixed 2.47%	1-Month EUR-CPI	At Maturity	—	38,116	38,116
200,000	EUR	3/15/33	Fixed 1.71%	1-Month EUR-CPI	At Maturity	(9,937)	36,976	46,913
1,680,000	EUR	5/15/37	1-Month EUR-CPI	Fixed 2.488%	At Maturity	—	(122,198)	(122,198)
400,000	EUR	3/15/52	1-Month EUR-CPI	Fixed 2.59%	At Maturity	(10,022)	(50,162)	(40,140)
100,000	EUR	3/15/52	1-Month EUR-CPI	Fixed 2.58%	At Maturity	—	(12,884)	(12,884)
100,000	EUR	3/15/52	1-Month EUR-CPI	Fixed 2.58%	At Maturity	115	(12,884)	(12,999)
100,000	EUR	4/15/52	1-Month EUR-CPI	Fixed 2.55%	At Maturity	123	(12,400)	(12,523)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
Notional Amount	Currency	Expiration Date	Payments Made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
$ 1,000,000	EUR	4/15/53	1-Month EUR-CPI	Fixed 2.7%	At Maturity	$ 6,640	$ (2,223)	$ (8,863)
						$ (374,707)	$ (807,152)	$ (432,445)
As of June 30, 2023, the Portfolio held the following centrally cleared credit default swap contracts1:
Reference Entity	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Payment Frequency Paid/ Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)[5]
General Electric Co. 2.70%, 10/09/22	12/20/2023	Sell	$ 100	1.00%	Quarterly	$ 295	$ 335	$ 40
Open OTC Debt total return swap contracts as of June 30, 2023 were as follows6:
Swap Counterparty	Reference Obligation	Floating Rate[6]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[7]	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.125%, 01/15/2030	1 day SOFR + 0.15%	2/23/24	Daily	$ 15,000	$ (107,995)
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.125%, 04/15/2025	1 day SOFR	7/24/23	Daily	5,000	(77,439)
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.125%, 07/15/2031	1 day SOFR	7/24/23	Daily	10,000	(282,754)
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.125%, 07/15/2031	1 day SOFR + 0.15%	2/23/24	Daily	10,000	(23,711)
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.125%, 10/15/2024	1 day SOFR	7/24/23	Daily	5,000	(44,735)
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.125%, 10/15/2026	1 day SOFR	7/24/23	Daily	25,000	(557,672)
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.25%, 01/15/2025	1 day SOFR	7/24/23	Daily	5,000	(75,691)
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.375%, 01/15/2027	1 day SOFR	7/24/23	Daily	10,000	(255,797)
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.375%, 07/15/2027	1 day SOFR	7/24/23	Daily	10,000	(281,906)
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.50%, 01/15/2028	1 day SOFR + 5.39%	7/6/23	Daily	15,000	(164,770)
Morgan Stanley Capital Services LLC	U.S. Treasury Inflation Linked Notes, 0.625%, 01/15/2026	1 day SOFR + 5.07%	7/6/23	Daily	5,000	(50,750)
						$ (1,923,220)

1.	As of June 30, 2023, cash in the amount of $352,000 was on deposit with a broker for centrally cleared swap agreements.
2.	Sell—Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
3.	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.
4.	The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.
5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at June 30, 2023.
6.	Portfolio pays or receives the floating rate and receives or pays the total return of the referenced entity.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay VP PIMCO Real Return Portfolio

7.	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

Abbreviation(s):
AUD—Australia Dollar
BTP—Buoni del Tesoro Poliennali (Eurex Exchange index)
CAD—Canada Dollar
CLO—Collateralized Loan Obligation
CPI—Consumer Price Index
DKK—Denmark Krone
EUR—Euro
EURIBOR—Euro Interbank Offered Rate
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FRCPI—France Consumer Price Index
GBP—British Pound Sterling
GNMA—Government National Mortgage Association
JPY—Japanese Yen
LIBOR—London Interbank Offered Rate
NZD—New Zealand Dollar
PEN—Peru Nuevo Sol
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
SONIA—Sterling Overnight Interbank Average Rate
TBA—To Be Announced
TONAR—Tokyo Overnight Average Rate
UMBS—Uniform Mortgage Backed Securities
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments June 30, 2023†^(Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2023, for valuing the Portfolio’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 45,393,774	$ —	$ 45,393,774
Corporate Bonds	—	11,887,181	—	11,887,181
Foreign Government Bonds	—	33,700,231	—	33,700,231
Mortgage-Backed Securities	—	32,198,140	—	32,198,140
U.S. Government & Federal Agencies	—	392,478,635	—	392,478,635
Total Long-Term Bonds	—	515,657,961	—	515,657,961
Short-Term Investments
Affiliated Investment Company	1,700,329	—	—	1,700,329
Commercial Paper	—	1,244,432	—	1,244,432
Repurchase Agreements	—	197,000,000	—	197,000,000
Total Short-Term Investments	1,700,329	198,244,432	—	199,944,761
Total Investments in Securities	1,700,329	713,902,393	—	715,602,722
Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	414,985	—	414,985
Futures Contracts (b)	1,666,346	—	—	1,666,346
Interest Rate Swap Contracts (b)	—	1,130,379	—	1,130,379
Inflation Swap Contracts (b)	—	1,549,480	—	1,549,480
Credit Default Swap Contracts (b)	—	40	—	40
Total Other Financial Instruments	1,666,346	3,094,884	—	4,761,230
Total Investments in Securities and Other Financial Instruments	$ 3,366,675	$ 716,997,277	$ —	$ 720,363,952
Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$ —	$ (818,809)	$ —	$ (818,809)
Futures Contracts (b)	(851,878)	—	—	(851,878)
Written Options	—	(322,333)	—	(322,333)
Interest Rate Swap Contracts (b)	—	(385,706)	—	(385,706)
Inflation Swap Contracts (b)	—	(1,981,925)	—	(1,981,925)
OTC Debt Total Return Swap Contracts (b)	—	(1,923,220)	—	(1,923,220)
Total Other Financial Instruments	$ (851,878)	$ (5,431,993)	$ —	$ (6,283,871)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay VP PIMCO Real Return Portfolio

Sale-Buyback Transactions:
Counterparty	Borrowing Rate (a)	Borrowing Date	Maturity Date	Amount Borrowed (a)	Payable for Sale-Buyback Transcations (b)
BNP Paribas S.A.	5.19%	6/14/2023	7/13/2023	$ 18,037,810	$ 18,041,474
BNP Paribas S.A.	5.24	6/26/2023	7/5/2023	14,674,675	14,674,714
BNP Paribas S.A.	5.24	6/26/2023	7/5/2023	14,835,436	14,835,024
BNP Paribas S.A.	5.24	6/26/2023	7/5/2023	13,537,889	13,537,325
BNP Paribas S.A.	5.24	6/26/2023	7/5/2023	13,221,110	13,220,239
BNP Paribas S.A.	5.24	6/26/2023	7/5/2023	26,586,118	26,583,653
BNP Paribas S.A.	5.24	6/26/2023	7/5/2023	18,617,885	18,615,988
BNP Paribas S.A.	5.24	6/26/2023	7/5/2023	17,855,466	17,853,827
BNP Paribas S.A.	5.24	6/26/2023	7/5/2023	12,308,701	12,307,388
BNP Paribas S.A.	5.24	6/26/2023	7/5/2023	18,517,800	18,516,426
BNP Paribas S.A.	5.24	6/26/2023	7/5/2023	16,073,352	16,071,653
BNP Paribas S.A.	5.24	6/26/2023	7/5/2023	17,171,837	17,170,097
BNP Paribas S.A.	5.24	6/26/2023	7/5/2023	22,720,610	22,718,389
				$ 224,158,689	$ 224,146,197
(a) During the period ended June 30, 2023, the Portfolio’s average amount of borrowing was $31,553,083 at a weighted average interest rate of 4.74%.
(b) Payable for sale-buyback transactions includes $(12,492) of deferred price drop.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Assets and Liabilities as of June 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $569,118,019)	$516,902,393
Investment in affiliated investment companies, at value (identified cost $1,700,329)	1,700,329
Repurchase agreements, at value (amortized cost $197,000,000)	197,000,000
Cash denominated in foreign currencies (identified cost $1,810,225)	1,607,984
Cash collateral on deposit at broker for futures contracts	2,022,000
Cash collateral on deposit at broker for swap contracts	352,000
Receivables:
Investment securities sold	205,441,491
Interest	1,712,752
Portfolio shares sold	1,082,109
Variation margin on futures contracts	340,845
Variation margin on centrally cleared swap contracts	209,700
Unrealized appreciation on foreign currency forward contracts	414,985
Other assets	13,013
Total assets	928,799,601
Liabilities
Written options, at value (premiums received $295,848)	322,333
Due to custodian	43,319
Payables:
Sale buyback transactions	224,146,197
Investment securities purchased	208,396,241
Portfolio shares redeemed	355,991
Manager (See Note 3)	174,493
NYLIFE Distributors (See Note 3)	74,592
Professional fees	46,271
Custodian	46,126
Shareholder communication	9,501
Accrued expenses	4,230
Unrealized depreciation on OTC swap contracts	1,923,220
Unrealized depreciation on foreign currency forward contracts	818,809
Total liabilities	436,361,323
Net assets	$492,438,278
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 59,181
Additional paid-in-capital	579,847,968
579,907,149
Total distributable earnings (loss)	(87,468,871)
Net assets	$492,438,278
Initial Class
Net assets applicable to outstanding shares	$130,825,182
Shares of beneficial interest outstanding	15,674,283
Net asset value per share outstanding	$ 8.35
Service Class
Net assets applicable to outstanding shares	$361,613,096
Shares of beneficial interest outstanding	43,506,958
Net asset value per share outstanding	$ 8.31

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay VP PIMCO Real Return Portfolio

Statement of Operations for the six months ended June 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 12,546,355
Dividends-affiliated	25,974
Securities lending, net	14
Other	54,297
Total income	12,626,640
Expenses
Manager (See Note 3)	1,235,016
Interest expense	751,457
Distribution/Service—Service Class (See Note 3)	461,273
Custodian	117,557
Professional fees	87,121
Trustees	6,021
Shareholder communication	2,843
Miscellaneous	5,371
Total expenses before waiver/reimbursement	2,666,659
Expense waiver/reimbursement from Manager (See Note 3)	(144,811)
Reimbursement from prior custodian(a)	(42,322)
Net expenses	2,479,526
Net investment income (loss)	10,147,114
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(7,749,117)
Futures transactions	(816,748)
Swap transactions	(1,578,686)
Foreign currency transactions	(1,637,693)
Foreign currency forward transactions	(1,498,118)
Written option transactions	261,186
Net realized gain (loss)	(13,019,176)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	8,380,778
Futures contracts	(1,052,757)
Swap contracts	1,565,808
Foreign currency forward contracts	1,389,461
Translation of other assets and liabilities in foreign currencies	(323,848)
Written option contracts	(133,612)
Net change in unrealized appreciation (depreciation)	9,825,830
Net realized and unrealized gain (loss)	(3,193,346)
Net increase (decrease) in net assets resulting from operations	$ 6,953,768

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statements of Changes in Net Assets
for the six months ended June 30, 2023 (Unaudited) and the year ended December 31, 2022
	Six months ended June 30, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 10,147,114	$ 37,910,942
Net realized gain (loss)	(13,019,176)	4,414,215
Net change in unrealized appreciation (depreciation)	9,825,830	(107,138,056)
Net increase (decrease) in net assets resulting from operations	6,953,768	(64,812,899)
Distributions to shareholders:
Initial Class	—	(6,510,777)
Service Class	—	(22,747,983)
Total distributions to shareholders	—	(29,258,760)
Capital share transactions:
Net proceeds from sales of shares	31,342,592	102,583,407
Net asset value of shares issued to shareholders in reinvestment of distributions	—	29,258,760
Cost of shares redeemed	(39,750,525)	(135,760,697)
Increase (decrease) in net assets derived from capital share transactions	(8,407,933)	(3,918,530)
Net increase (decrease) in net assets	(1,454,165)	(97,990,189)
Net Assets
Beginning of period	493,892,443	591,882,632
End of period	$492,438,278	$ 493,892,443
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay VP PIMCO Real Return Portfolio

Statement of Cash Flows
for the six-month period ended June 30, 2023 (Unaudited)
Cash Flows From (Used in) Operating Activities:
Net increase in net assets resulting from operations	$ 6,953,768
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Long term investments purchased	(162,342,433)
Long term investments sold	189,097,884
Purchases to cover securities sold short	(9,318,251)
Proceeds from securities sold short	9,451,406
Sale of short term investments, net	(193,853,839)
Purchase of affiliated investments, net	2,525,484
Amortization (accretion) of discount and premium, net	(6,930,086)
Decrease in investment securities sold receivable	77,114,738
Increase in interest receivable	(47,026)
Decrease in securities lending	141
Increase in other assets	(5,985)
Increase in unrealized appreciation for open forward foreign currency contracts	(370,875)
Increase in premiums from written options	47,517
Increase in investment securities purchased payable	194,426,306
Decrease in due to NYLIFE Distributors	(5,704)
Increase in professional fees payable	1,845
Increase in custodian payable	14,161
Decrease in shareholder communication payable	(17,054)
Decrease in due to manager	(9,231)
Decrease in variation margin on centrally cleared swap contracts	76,226
Decrease in variation margin on futures contracts	(1,350,843)
Decrease in unrealized depreciation for open forward foreign currency contracts	(1,018,586)
Decrease in accrued expenses	(4,629)
Decrease in unrealized appreciation on OTC swap contracts	171,800
Increase in unrealized depreciation on OTC swap contracts	973,020
Net realized loss from investments	7,749,117
Net change in unrealized (appreciation) depreciation on unaffiliated investments	(8,380,778)
Net change in unrealized (appreciation) depreciation on written options	133,612
Net cash from operating activities	105,081,705
Cash Flows From (Used in) Financing Activities:
Proceeds from shares sold	30,313,004
Payment on shares redeemed	(39,504,485)
Increase in due to custodian	43,319
Proceeds on sale-buyback transactions	834,222,230
Payments from sale-buyback transactions	(930,797,346)
Net cash used in financing activities	(105,723,278)
Effect of exchange rate changes on cash	(109,093)
Net decrease in cash	(750,666)
Cash, restricted cash and foreign currency at beginning of period	4,732,650
Cash, restricted cash and foreign currency at end of period	$ 3,981,984

Supplemental disclosure of cash flow information:
The following tables provide a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of the such amounts shown on the Statement of Cash Flows:
Cash and restricted cash at beginning of period
Cash	$ 38,705
Cash denominated in foreign currencies	1,844,945
Cash collateral on deposit at broker for futures contracts	2,288,000
Cash collateral on deposit at broker for swap contracts	291,000
Cash collateral on deposit at broker for sale-buyback transactions	270,000
Total cash and restricted cash shown in the Statement of Cash Flows	$4,732,650
Cash and restricted cash at end of period
Cash denominated in foreign currencies	$1,607,984
Cash collateral on deposit at broker for futures contracts	2,022,000
Cash collateral on deposit at broker for swap contracts	352,000
Total cash and restricted cash shown in the Statement of Cash Flows	$3,981,984
Restricted cash consists of cash that has been segregated to cover the Portfolio’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as cash collateral on deposit at brokers.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Initial Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.23	$ 9.92	$ 9.47	$ 8.63	$ 8.20	$ 8.54
Net investment income (loss) (a)	0.18	0.68	0.50	0.12	0.20	0.23
Net realized and unrealized gain (loss)	(0.06)	(1.82)	—	0.91	0.51	(0.43)
Total from investment operations	0.12	(1.14)	0.50	1.03	0.71	(0.20)
Less distributions:
From net investment income	—	(0.55)	(0.05)	(0.19)	(0.28)	(0.14)
Net asset value at end of period	$ 8.35	$ 8.23	$ 9.92	$ 9.47	$ 8.63	$ 8.20
Total investment return (b)	1.46%(c)	(11.45)%	5.36%(c)	11.93%(c)	8.56%(c)	(2.38)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.34%††(d)	7.42%	5.20%	1.27%	2.35%	2.78%
Net expenses (e)	0.83%††(f)	0.71%	0.55%	0.78%	1.65%	1.43%
Expenses (before waiver/reimbursement) (e)	0.89%††	0.76%	0.59%	0.83%	1.71%	1.43%
Interest expense and fees	0.30%	0.18%	0.02%	0.25%	1.09%	0.81%
Portfolio turnover rate	32%	71%	125%(g)	199%(g)	187%(g)	157%(g)
Net assets at end of period (in 000's)	$ 130,825	$ 119,313	$ 139,038	$ 48,479	$ 48,707	$ 44,523

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 4.32%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.85%.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 42%, 128%, 139% and 48% for the years ended December 31, 2021, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay VP PIMCO Real Return Portfolio

Financial Highlights selected per share data and ratios
	Six months ended June 30, 2023*	Year Ended December 31,
Service Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.20	$ 9.89	$ 9.44	$ 8.61	$ 8.19	$ 8.53
Net investment income (loss) (a)	0.17	0.66	0.44	0.09	0.18	0.21
Net realized and unrealized gain (loss)	(0.06)	(1.82)	0.04	0.91	0.50	(0.44)
Total from investment operations	0.11	(1.16)	0.48	1.00	0.68	(0.23)
Less distributions:
From net investment income	—	(0.53)	(0.03)	(0.17)	(0.26)	(0.11)
Net asset value at end of period	$ 8.31	$ 8.20	$ 9.89	$ 9.44	$ 8.61	$ 8.19
Total investment return (b)	1.34%(c)	(11.68)%	5.12%	11.61%(c)	8.30%(c)	(2.63)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.03%††(d)	7.27%	4.58%	1.04%	2.14%	2.53%
Net expenses (e)	1.08%††(f)	0.96%	0.80%	1.03%	1.89%	1.68%
Expenses (before waiver/reimbursement) (e)	1.14%††	1.01%	0.84%	1.08%	1.96%	1.68%
Interest expense and fees	0.30%	0.18%	0.02%	0.25%	1.09%	0.81%
Portfolio turnover rate	32%	71%	125%(g)	199%(g)	187%(g)	157%(g)
Net assets at end of period (in 000's)	$ 361,613	$ 374,580	$ 452,844	$ 433,668	$ 343,332	$ 282,052

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 4.01%.
(e)	In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 1.10%.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 42%, 128%, 139% and 48% for the years ended December 31, 2021, 2020, 2019 and 2018, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Notes to Financial Statements (Unaudited)
Note 1–Organization and Business
MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP PIMCO Real Return Portfolio (the "Portfolio"), a "non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. However, due to its principal investment strategies and investment processes, the Portfolio has historically operated as a "diversified" portfolio. Therefore, the Portfolio will not operate as "non-diversified" portfolio without first obtaining shareholder approval.
Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Growth Allocation Portfolio and MainStay VP Equity Allocation Portfolio, which operate as “funds-of-funds," and other variable insurance funds.
The following table lists the Portfolio's share classes that have been registered and commenced operations:
Class	Commenced Operations
Initial Class	February 17, 2012
Service Class	February 17, 2012
Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio's shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.
The Portfolio's investment objective is to seek maximum real return, consistent with preservation of real capital and prudent investment management.
Note 2–Significant Accounting Policies
The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Portfolio’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Portfolio's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Portfolio investments. The Valuation Designee may value the Portfolio's portfolio securities for which market quotations are not readily available and other Portfolio assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that

32	MainStay VP PIMCO Real Return Portfolio

quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Portfolio’s assets and liabilities as of June 30, 2023, is included at the end of the Portfolio of Investments.
The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. These securities are generally categorized as Level 1 (exchanged-traded) or Level 2 (OTC) in the hierarchy.
33

Notes to Financial Statements (Unaudited) (continued)
Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Portfolio's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits.
The Manager evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Portfolio's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio's financial statements. The Portfolio's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested at NAV in the same class of shares of the Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

34	MainStay VP PIMCO Real Return Portfolio

(E) Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.
Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Portfolio did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAVs and may result in a loss to the Portfolio. Open futures contracts as of June 30, 2023, are shown in the Portfolio of Investments.
(I) Swap Contracts. The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio's current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The
35

Notes to Financial Statements (Unaudited) (continued)
payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of June 30, 2023, all swap positions outstanding are shown in the Portfolio of Investments.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, leverage, liquidity, operational, counterparty and legal/documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions, among other risks.
Total Return Swaps: Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.
Inflation Swaps: Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.
Interest Rate Swaps : An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.
Credit Default Swaps : The Portfolio may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Portfolio include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific "baskets" of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and

36	MainStay VP PIMCO Real Return Portfolio

generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation. Open swap agreements as of June 30, 2023, are shown in the Portfolio of Investments.
(J) Foreign Currency Forward Contracts. The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, leverage risk, operational risk, legal risk and liquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Liquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Liquidity risk also can arise when forward currency contracts create margin or settlement payment obligations for the Fund. Leverage risk is the risk that a foreign currency forward contract can magnify the Portfolio's gains and losses. Operational risk refers to risk related to potential operational issues (including documentation issues, settlement issues, systems failures, inadequate controls and human error), and legal risk refers to insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a foreign currency forward contract. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio's assets. Moreover, there may be an imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of June 30, 2023, are shown in the Portfolio of Investments.
(K) Foreign Currency Transactions. The Portfolio's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(L) Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.
37

Notes to Financial Statements (Unaudited) (continued)
Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio's custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. Repurchase agreements as of June 30, 2023, are shown in the Portfolio of Investments.
(M) Securities Sold Short.  During the six-month period ended June 30, 2023, the Portfolio engaged in sales of securities it did not own ("short sales") as part of its investment strategies. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of June 30, 2023, the Portfolio did not enter into any securities sold short.
(N) Securities Lending. In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Portfolio engages in securities lending, the Portfolio will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Portfolio. Under the current arrangement, JPMorgan will manage the Portfolio's collateral in accordance with the securities lending agency agreement between the Portfolio and JPMorgan, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Portfolio. The Portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2023, the Portfolio did not have any portfolio securities on loan.
(O) Dollar Rolls. The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are "to be announced," therefore, the Portfolio accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. During the six-month period ended June 30, 2023, the Portfolio did not invest in Dollar Rolls.
(P) Options Contracts. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. Entering into options contracts involves

38	MainStay VP PIMCO Real Return Portfolio

leverage risk, liquidity risk, counterparty risk, market risk, operational risk and legal risk. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.
The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.
The Portfolio may purchase or write foreign currency options. Purchasing a foreign currency option gives the Portfolio the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Portfolio to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option include the risk that the Portfolio may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option include the risk that if the value of the referenced foreign currency increases, and if the option is exercised, the Portfolio must either acquire the referenced foreign currency at the then higher price for delivery or, if the Portfolio already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.
The Portfolio may purchase or write option on exchanged-traded futures contracts (“Futures Option”) to hedge an existing position or futures investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.
The Portfolio may purchase or write inflation-capped options to enhance returns or for hedging opportunities. An inflation-capped option pays out if inflation exceeds a certain level over a specified period of time. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Open options as of June 30, 2023, are shown in the Portfolio of Investments.
(Q) Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or obligations, held by a Portfolio, with an agreement to repurchase the obligations at an agreed-upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.
The Portfolio will invest in reverse repurchase agreements in accordance with Rule 18f-4 under the 1940 Act. The use of reverse repurchase agreements by the Portfolio creates leverage that increases the Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value. During the six-month period ended June 30, 2023, there were no borrowings made or outstanding with respect to the Portfolio. As of June 30, 2023, the Portfolio did not enter into any reverse repurchase agreements.
(R) Sale-Buybacks.  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’ in accordance with Rule 18f-4 under the 1940 Act. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the
39

Notes to Financial Statements (Unaudited) (continued)
agreed-upon repurchase price. This is commonly referred to as the “price drop”. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Sale-buybacks as of June 30, 2023 are shown in the Portfolio of Investments.
(S) Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Portfolio has sold a security it owns on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of June 30, 2023, are shown in the Portfolio of Investments.
(T) Treasury Inflation-Protected Securities.  The Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”) which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statement of Operations. TIPS are subject to interest rate risk. TIPS as of June 30, 2023, are shown in the Portfolio of Investments.
(U) Debt Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Portfolio primarily invests in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(V) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline

40	MainStay VP PIMCO Real Return Portfolio

below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(W) LIBOR Replacement Risk. The Portfolio may invest in certain debt securities, derivatives or other financial instruments that have relied or continue to rely on the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. In connection with supervisory guidance from U.S. regulators, certain U.S. regulated entities have generally ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on Secured Overnight Financing Rate ("SOFR") (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Portfolio's investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Portfolio.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. Any such effects of the transition process, including unforeseen effects, could result in losses to the Portfolio.
(X) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.
(Y) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial positions, performance and cash flows.
The Portfolio wrote or purchased options to enhance returns or to hedge an existing position or future investment.
The Portfolio entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values.
The Portfolio utilizes credit default, interest rate and inflation swap agreements to manage its exposure to credit, interest rate and inflation risk.
The Portfolio entered into foreign currency forward contracts to to hedge the currency exposure associated with some or all of the Portfolio's securities or as a part of an investment strategy.
41

Notes to Financial Statements (Unaudited) (continued)
Fair value of derivative instruments as of June 30, 2023:
Asset Derivatives	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$ —	$—	$1,666,346	$1,666,346
Centrally Cleared Swap Contracts - Net Assets—Net unrealized appreciation on swap contracts (b)	—	40	2,679,859	2,679,899
Forward Contracts - Unrealized appreciation on foreign currency forward contracts	414,985	—	—	414,985
Total Fair Value	$414,985	$ 40	$4,346,205	$4,761,230

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Written Options - Investments in written options, at value	$ —	$ (322,333)	$ (322,333)
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	—	(851,878)	(851,878)
OTC Swap Contracts - Unrealized depreciation on OTC swap contracts	—	(1,923,220)	(1,923,220)
Centrally Cleared Swap Contracts - Net Assets—Net unrealized depreciation on swap contracts (b)	—	(2,367,631)	(2,367,631)
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	(818,809)	—	(818,809)
Total Fair Value	$(818,809)	$(5,465,062)	$(6,283,871)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2023:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Option Transactions	$ —	$ —	$ (181,498)	$ (181,498)
Written Option Transactions	—	—	261,186	261,186
Futures Transactions	—	—	(816,748)	(816,748)
Swap Transactions	—	195	(1,578,881)	(1,578,686)
Forward Transactions	(1,498,118)	—	—	(1,498,118)
Total Net Realized Gain (Loss)	$(1,498,118)	$195	$(2,315,941)	$(3,813,864)

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	$ —	$—	$ 218,656	$ 218,656
Written Options	—	—	(133,612)	(133,612)
Futures Contracts	—	—	(1,052,757)	(1,052,757)
Swap Contracts	—	93	1,565,715	1,565,808
Forward Contracts	1,389,461	—	—	1,389,461
Total Net Change in Unrealized Appreciation (Depreciation)	$1,389,461	$ 93	$ 598,002	$ 1,987,556

42	MainStay VP PIMCO Real Return Portfolio

Average Notional Amount	Total
Purchased Swaptions (a)	$ 17,100,000
Written Swaptions	$ (16,783,333)
Written Inflation—Capped Options	$ (300,000)
Options on Futures Contracts (b)	$ 53,402
Futures Contracts Long	$ 99,590,364
Futures Contracts Short	$(233,556,065)
Swap Contracts Long	$ 95,227,783
Forward Contracts Long	$ 4,964,811
Forward Contracts Short	$(115,512,514)

(a)	Positions were open five months during the reporting period.
(b)	Positions were open two months during the reporting period.
(Z) Borrowings and other financing transactions summary
The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2023:
Counterparty	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (a)
Master Securities Forward Transaction Agreement
BNP Paribas S.A.	$(224,146,197)	$(224,146,197)	$224,158,689	$12,492
Total Borrowings and Other Financing Transactions	$(224,146,197)	$(224,146,197)	$224,158,689	$12,492
(a)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.
Certain Transfers Accounted for as Secured Borrowings
Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Sale-Buyback Transactions
US Treasury Obligations	$—	$224,146,197	$—	$—	$224,146,197
Total Borrowings	$—	$224,146,197	$—	$—	$224,146,197
Payable for reverse repurchase agreements and sale-buyback financing transactions					$224,146,197

Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pacific Investment Management Company LLC (“ PIMCO”
or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and PIMCO, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager, on behalf of the Portfolio, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets of 0.50% on all assets. During the six-month period ended June 30, 2023, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.50%.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses

43

Notes to Financial Statements (Unaudited) (continued)
(excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.53% and 0.78%, respectively, of the Portfolio's average daily net assets. This agreement will remain in effect until May 1, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended June 30, 2023, New York Life Investments earned fees from the Portfolio in the amount of $1,235,016 and waived fees and/or reimbursed expenses in the amount of $144,811 and paid the Subadvisor fees of $617,508.
JPMorgan provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio's NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolio, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.
(B) Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.
Note 4-Federal Income Tax
As of June 30, 2023, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$836,097,439	$246,805	$(120,741,522)	$(120,494,717)
As of December 31, 2022, for federal income tax purposes, capital loss carryforwards of $3,426,685, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—	$3,427
During the year ended December 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$29,258,760
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio's net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.
Note 6–Line of Credit
The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily

44	MainStay VP PIMCO Real Return Portfolio

SOFR + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2023, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2023, there were no interfund loans made or outstanding with respect to the Portfolio.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended June 30, 2023, purchases and sales of U.S. government securities were $44,408 and $71,797, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $117,934 and $117,301, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended June 30, 2023 and the year ended December 31, 2022, were as follows:
Initial Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	2,091,782	$ 17,545,680
Shares redeemed	(923,308)	(7,792,351)
Net increase (decrease)	1,168,474	$ 9,753,329
Year ended December 31, 2022:
Shares sold	6,286,978	$ 56,587,286
Shares issued to shareholders in reinvestment of distributions	806,908	6,510,777
Shares redeemed	(6,598,491)	(62,522,654)
Net increase (decrease)	495,395	$ 575,409

Service Class	Shares	Amount
Six-month period ended June 30, 2023:
Shares sold	1,655,670	$ 13,796,912
Shares redeemed	(3,823,732)	(31,958,174)
Net increase (decrease)	(2,168,062)	$(18,161,262)
Year ended December 31, 2022:
Shares sold	5,046,128	$ 45,996,121
Shares issued to shareholders in reinvestment of distributions	2,826,082	22,747,983
Shares redeemed	(7,970,053)	(73,238,043)
Net increase (decrease)	(97,843)	$ (4,493,939)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Portfolio currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Portfolio, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Portfolio's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2023, events and transactions subsequent to June 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
45

Discussion of the Operation and Effectiveness of the Portfolio's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Portfolio has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Portfolio's liquidity risk. A Portfolio's liquidity risk is the risk that the Portfolio could not meet requests to redeem shares issued by the Portfolio without significant dilution of the remaining investors’ interests in the Portfolio. The Board of Trustees of MainStay VP Funds Trust (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Portfolio's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio's liquidity developments and (iii) the Portfolio's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Portfolio's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Portfolio portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Portfolio's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires portfolios that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a portfolio's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a portfolio holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Portfolio's prospectus for more information regarding the Portfolio's exposure to liquidity risk and other risks to which it may be subject.
46	MainStay VP PIMCO Real Return Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record
The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Portfolio is available free of charge upon request by calling 800-598-2019 or visiting the SEC's website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-598-2019; visiting https://www.newyorklifeinvestments.com/investment-products/vp; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Portfolio's holdings report is available free of charge upon request by calling 800-598-2019 or by visiting the SEC’s website at www.sec.gov.
47

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MainStay VP Portfolios
MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.
Equity
MainStay VP American Century Sustainable Equity Portfolio
MainStay VP Candriam Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Fidelity Institutional AM® Utilities Portfolio†
MainStay VP MacKay International Equity Portfolio
MainStay VP Natural Resources Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Wellington Growth Portfolio
MainStay VP Wellington Mid Cap Portfolio
MainStay VP Wellington Small Cap Portfolio
MainStay VP Wellington U.S. Equity Portfolio
MainStay VP Winslow Large Cap Growth Portfolio
Mixed Asset
MainStay VP Balanced Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP MacKay Convertible Portfolio
Income
MainStay VP Bond Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio
MainStay VP MacKay Strategic Bond Portfolio
MainStay VP PIMCO Real Return Portfolio
Money Market
MainStay VP U.S. Government Money Market Portfolio
Alternative
MainStay VP CBRE Global Infrastructure Portfolio
MainStay VP IQ Hedge Multi-Strategy Portfolio
Asset Allocation
MainStay VP Conservative Allocation Portfolio
MainStay VP Equity Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
American Century Investment Management, Inc.
Kansas City, Missouri
Brown Advisory LLC
Baltimore, Maryland
Candriam*
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Epoch Investment Partners, Inc.
New York, New York
FIAM LLC
Smithfield, Rhode Island
IndexIQ Advisors LLC*
New York, New York
Janus Henderson Investors US LLC
Denver, Colorado
MacKay Shields LLC*
New York, New York
Newton Investment Management North America, LLC
Boston, Massachusetts
NYL Investors LLC*
New York, New York
Pacific Investment Management Company LLC
Newport Beach, California
Segall Bryant & Hamill, LLC
Chicago, Illinois
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York
Distributor
NYLIFE Distributors LLC*
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

Some Portfolios may not be available in all products.
† Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
* An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

2023 Semiannual Report
This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.
The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on newyorklife.com.
The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).
New York Life Insurance Company
New York Life Insurance and Annuity
Corporation (NYLIAC) (A Delaware Corporation)
51 Madison Avenue, Room 551
New York, NY 10010
newyorklife.com
newyorklifeinvestments.com
NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302
New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust
©2023 by NYLIFE Distributors LLC. All rights reserved.
You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.
Not FDIC Insured	No Bank Guarantee	May Lose Value
5029480	MSVPPRR10-08/23
(NYLIAC) NI528

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)	Section 302 Certifications are attached.

(b)	Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	September 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	September 6, 2023

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	September 6, 2023